UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 through December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2018 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% — its lowest level in nearly 50 years — and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in the second half of 2018.

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices returned to record highs and remained elevated through September. Share prices fell sharply and market volatility spiked in early October, then prices rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (the “EU”) and uncertainty about Britain’s planned exit from the EU. Emerging markets equity prices fell as rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Emerging markets debt generally provided small but positive returns during the reporting period.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(5.49)%
Bloomberg Barclays Global Aggregate Index – Hedged USD	1.69%
MSCI World Index (net of foreign withholding taxes)	(9.10)%
Access Balanced Composite Benchmark	(4.59)%

Net Assets as of 12/31/2018	$516,665,290

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad based fixed income benchmark, but outperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the six months ended December 31, 2018.

The Fund’s underweight allocation to core fixed income drove its underperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD. The Fund’s overweight allocation to U.S. equity led to its outperformance relative to the MSCI World Index.

During the reporting period, the Fund’s Class I shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index – Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to U.S. equity and its overweight allocation to extended credit – mostly consisting of below-investment-grade bonds (also known as junk bonds) and emerging market debt — were leading contributors to performance relative to the composite benchmark. The Fund’s underweight allocation to core fixed income and its overweight allocation to European equity were leading detractors from performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

Relative to the MSCI World Index, the Fund’s portfolio managers employed an overweight position in developed market equity, in both the U.S. and international markets, during the reporting period. Within fixed income, the portfolio managers favored an underweight position in core bonds.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	23.9%
2.	iShares Core S&P 500 ETF	11.4
3.	Vanguard Total International Bond ETF	10.6
4.	iShares MSCI EAFE ETF	10.1
5.	JPMorgan Core Bond Fund Class R6 Shares	5.7
6.	JPMorgan Core Plus Bond Fund Class R6 Shares	4.0
7.	JPMorgan Corporate Bond Fund Class R6 Shares	4.0
8.	JPMorgan Short Duration Bond Fund Class R6 Shares	2.1
9.	Oakmark International Fund Institutional Class Shares	2.0
10.	iShares MSCI Japan ETF	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	38.9%
Fixed Income	33.8
International Equity	20.9
Alternative Assets	5.0
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge**		(9.83)%	(10.38)%	1.06%	3.24%
Without Sales Charge		(5.60)	(6.17)	2.00	3.76
CLASS C SHARES	January 4, 2010
With CDSC***		(6.81)	(7.58)	1.50	3.26
Without CDSC		(5.81)	(6.58)	1.50	3.26
CLASS I SHARES	September 30, 2009	(5.49)	(5.89)	2.27	4.03
CLASS L SHARES	September 30, 2009	(5.43)	(5.75)	2.42	4.19

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index Hedged (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(7.48)%
MSCI World Index (net of foreign withholding taxes)	(9.10)%
Bloomberg Barclays Global Aggregate Index – Hedged USD	1.69%
Access Growth Composite Benchmark	(6.76)%

Net Assets as of 12/31/2018	$472,639,113

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and underperformed the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad based fixed income benchmark, for the six months ended December 31, 2018.

The Fund’s underweight allocation to core fixed income drove its underperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD. The Fund’s allocation to U.S. equity led to its outperformance relative to the MSCI World Index.

For the reporting period, the Fund’s Class I shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index – Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s security selection in non-U.S. developed market equities and its underweight allocation to core fixed income were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocation to U.S. equity was a leading contributor to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

Relative to the MSCI World Index, the Fund’s portfolio managers employed an overweight position in developed market equity, in both the U.S. and international markets, during the reporting period. Within fixed income, the Fund’s portfolio managers favored an underweight position in core bonds.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	28.3%
2.	iShares Core S&P 500 ETF	15.1
3.	iShares MSCI EAFE ETF	12.9
4.	Vanguard Total International Bond ETF	5.3
5.	JPMorgan Global Research Enhanced Index Fund Class R6 Shares	5.2
6.	JPMorgan Core Bond Fund Class R6 Shares	3.4
7.	Oakmark International Fund Institutional Class Shares	2.3
8.	JPMorgan Corporate Bond Fund Class R6 Shares	2.0
9.	Lord Abbett Short Duration Income Fund Class F3	2.0
10.	iShares MSCI Japan ETF	1.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	47.5%
International Equity	31.4
Fixed Income	14.5
Alternative Assets	5.1
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge**		(11.75)%	(12.15)%	1.24%	3.99%
Without Sales Charge		(7.61)	(8.02)	2.17	4.51
CLASS C SHARES	January 4, 2010
With CDSC***		(8.79)	(9.41)	1.69	4.02
Without CDSC		(7.79)	(8.41)	1.69	4.02
CLASS I SHARES	September 30, 2009	(7.48)	(7.74)	2.46	4.79
CLASS L SHARES	September 30, 2009	(7.41)	(7.65)	2.61	4.95

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index Hedged (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Exchange Traded Funds — 61.9%

Fixed Income — 13.2%

iShares TIPS Bond ETF	46,700	5,114,117

Vanguard Short-Term Bond ETF	102,500	8,053,425

Vanguard Total International Bond ETF	1,017,950	55,223,787

Total Fixed Income		68,391,329

International Equity — 13.2%

iShares MSCI EAFE ETF	888,440	52,222,503

iShares MSCI Japan ETF	201,250	10,201,363

JPMorgan BetaBuilders Canada ETF (b)	178,600	3,689,876

JPMorgan BetaBuilders Europe ETF (b)	93,500	1,997,160

Total International Equity		68,110,902

U.S. Equity — 35.5%

iShares Core S&P 500 ETF	235,500	59,254,155

SPDR S&P 500 ETF Trust	496,100	123,985,312

Total U.S. Equity		183,239,467

Total Exchange Traded Funds (Cost $292,124,508)		319,741,698

Investment Companies — 31.6%

Alternative Assets — 5.0%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	752,587	7,729,069

Boston Partners Global Long/Short Fund Class Institutional Shares *	219,827	2,314,776

CRM Long/Short Opportunities Fund Class Institutional Shares *	283,317	2,632,016

Equinox IPM Systematic Macro Fund Class I Shares	491,172	4,906,811

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (a)	58,199	8,562,189

Total Alternative Assets		26,144,861

Fixed Income — 20.7%

Goldman Sachs Emerging Markets Debt Fund Class Institutional Shares	440,469	5,025,747

JPMorgan Core Bond Fund Class R6 Shares (b)	2,606,416	29,400,376

JPMorgan Core Plus Bond Fund Class R6 Shares (b)	2,598,749	20,841,964

JPMorgan Corporate Bond Fund Class R6 Shares (b)	2,237,778	20,677,068

JPMorgan High Yield Fund Class R6 Shares (b)	743,259	5,046,726

JPMorgan Short Duration Bond Fund Class R6 Shares (b)	998,567	10,684,669

JPMorgan Unconstrained Debt Fund Class R6 Shares (b)	564,160	5,336,954

INVESTMENTS	SHARES	VALUE($)

Fixed Income — continued

Lord Abbett Short Duration Income Fund Class F3 Shares	2,410,803	9,980,723

Total Fixed Income		106,994,227

International Equity — 2.4%

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (b)	99,959	1,835,252

Oakmark International Fund Class Institutional Shares	499,680	10,213,455

Total International Equity		12,048,707

U.S. Equity — 3.5%

JPMorgan Equity Focus Fund Class I Shares (b)	217,362	5,616,591

JPMorgan Equity Income Fund Class R6 Shares (b)	429,818	6,812,612

JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (b)	237,167	5,656,425

Total U.S. Equity		18,085,628

Total Investment Companies (Cost $170,670,735)		163,273,423

Common Stocks — 5.5%

Aerospace & Defense — 0.2%

Airbus SE (France)	4,154	396,042

Meggitt plc (United Kingdom)	17,143	102,978

Safran SA (France)	3,604	432,246

		931,266

Airlines — 0.0% (c)

Ryanair Holdings plc, ADR (Ireland) *	605	43,161

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	1,100	37,814

Autoliv, Inc., SDR (Sweden)	877	62,197

Denso Corp. (Japan)	1,100	48,694

Magna International, Inc. (Canada)	2,320	105,444

Stanley Electric Co. Ltd. (Japan)	2,000	55,949

Sumitomo Rubber Industries Ltd. (Japan)	2,100	24,723

Veoneer, Inc., SDR (Sweden) *	1,009	25,799

Veoneer, Inc. (Sweden) *	27	636

		361,256

Automobiles — 0.1%

Bayerische Motoren Werke AG (Germany)	885	71,778

Honda Motor Co. Ltd. (Japan)	1,800	47,421

Suzuki Motor Corp. (Japan)	1,900	95,782

Toyota Motor Corp. (Japan)	3,400	196,814

		411,795

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Banks — 0.5%

ABN AMRO Group NV, CVA (Netherlands) (d)	6,392	150,416

Australia & New Zealand Banking Group Ltd. (Australia)	6,931	119,758

Barclays plc, ADR (United Kingdom)	2,139	16,128

BNP Paribas SA (France)	5,731	258,816

Commerzbank AG (Germany)	3,090	20,518

Danske Bank A/S (Denmark)	3,451	68,511

DBS Group Holdings Ltd. (Singapore)	10,200	177,376

DNB ASA (Norway)	13,192	211,754

Erste Group Bank AG (Austria) *	1,848	61,275

HDFC Bank Ltd., ADR (India)	1,855	192,159

ING Groep NV (Netherlands)	12,384	133,210

Intesa Sanpaolo SpA (Italy)	30,962	68,941

KBC Group NV (Belgium)	1,230	79,137

Lloyds Banking Group plc (United Kingdom)	156,329	103,049

Mitsubishi UFJ Financial Group, Inc. (Japan)	26,000	127,599

National Bank of Canada (Canada)	2,545	104,488

Nordea Bank Abp (Finland)	16,429	138,303

Standard Chartered plc (United Kingdom)	9,664	75,105

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,300	83,759

Svenska Handelsbanken AB, Class A (Sweden)	23,279	258,995

United Overseas Bank Ltd. (Singapore)	4,000	72,360

		2,521,657

Beverages — 0.2%

Carlsberg A/S, Class B (Denmark)	3,077	327,329

Diageo plc (United Kingdom)	11,207	400,475

Kirin Holdings Co. Ltd. (Japan)	2,200	45,873

Pernod Ricard SA (France)	2,376	389,951

		1,163,628

Biotechnology — 0.1%

BeiGene Ltd., ADR (China) *	400	56,104

CSL Ltd. (Australia)	373	48,720

Genmab A/S (Denmark) *	941	154,720

Grifols SA (Preference), Class B (Spain)	3,164	58,266

Shire plc, ADR	446	77,622

		395,432

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	9,586	171,654

Capital Markets — 0.1%

Close Brothers Group plc (United Kingdom)	1,031	18,921

Deutsche Boerse AG (Germany)	1,060	126,729

GAM Holding AG (Switzerland) *	3,243	12,787

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,900	112,743

INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued

London Stock Exchange Group plc (United Kingdom)	5,760	298,832

Macquarie Group Ltd. (Australia)	1,372	105,090

		675,102

Chemicals — 0.2%

Air Liquide SA (France)	1,543	191,603

Asahi Kasei Corp. (Japan)	22,330	229,181

BASF SE (Germany)	1,473	102,600

Covestro AG (Germany) (d)	1,017	50,367

Givaudan SA (Registered) (Switzerland)	48	111,296

Johnson Matthey plc (United Kingdom)	2,493	89,014

Kansai Paint Co. Ltd. (Japan)	5,400	103,720

Shin-Etsu Chemical Co. Ltd. (Japan)	1,500	115,249

Tosoh Corp. (Japan)	1,200	15,565

Umicore SA (Belgium)	1,939	77,376

		1,085,971

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	6,462	57,201

Containers & Packaging — 0.0% (c)

Amcor Ltd. (Australia)	12,032	112,348

Diversified Financial Services — 0.1%

Challenger Ltd. (Australia)	14,260	95,337

Element Fleet Management Corp. (Canada)	13,707	69,378

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	10,100	48,410

		213,125

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) * (d)	426,000	80,557

Koninklijke KPN NV (Netherlands)	28,061	81,966

KT Corp. (South Korea)	2,052	58,985

Nippon Telegraph & Telephone Corp. (Japan)	6,100	248,876

Telecom Italia SpA (Italy)	78,896	37,840

Telefonica Deutschland Holding AG (Germany)	25,719	101,228

Telefonica SA (Spain)	8,699	73,223

Telstra Corp. Ltd. (Australia)	7,744	15,541

		698,216

Electric Utilities — 0.1%

Enel SpA (Italy)	33,305	193,077

Iberdrola SA (Spain)	20,690	166,138

SSE plc (United Kingdom)	1,831	25,286

		384,501

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	5,586	106,671

Legrand SA (France)	1,013	57,268

Melrose Industries plc (United Kingdom)	22,639	47,295

Mitsubishi Electric Corp. (Japan)	13,300	146,667

Nidec Corp. (Japan)	1,070	121,067

Prysmian SpA (Italy)	2,904	56,503

		535,471

Electronic Equipment, Instruments & Components — 0.2%

Hamamatsu Photonics KK (Japan)	9,435	316,191

Keyence Corp. (Japan)	775	391,721

Largan Precision Co. Ltd. (Taiwan)	1,000	104,345

Murata Manufacturing Co. Ltd. (Japan)	1,489	200,642

Murata Manufacturing Co. Ltd. (Japan)	400	53,900

Omron Corp. (Japan)	1,500	54,378

		1,121,177

Energy Equipment & Services — 0.0% (c)

Ensco plc, Class A	12,525	44,589

WorleyParsons Ltd. (Australia)	6,967	55,958

		100,547

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	4,874	40,971

Scentre Group (Australia)	24,022	66,041

Unibail-Rodamco-Westfield (France)	383	59,267

		166,279

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	2,900	126,020

Food Products — 0.2%

Danone SA (France)	2,424	170,850

MEIJI Holdings Co. Ltd. (Japan)	600	48,898

Nestle SA (Registered) (Switzerland)	9,642	782,572

Wilmar International Ltd. (Singapore)	29,900	68,472

		1,070,792

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	9,500	50,373

Health Care Equipment & Supplies — 0.1%

Elekta AB, Class B (Sweden)	5,556	65,973

GN Store Nord A/S (Denmark)	1,948	72,990

Hoya Corp. (Japan)	2,300	138,690

Koninklijke Philips NV (Netherlands)	5,991	210,041

Siemens Healthineers AG (Germany) * (d)	1,351	56,454

Sonova Holding AG (Registered) (Switzerland)	339	55,747

Straumann Holding AG (Registered) (Switzerland)	35	22,105

		622,000

INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	2,391	115,567

Miraca Holdings, Inc. (Japan)	1,100	24,829

		140,396

Hotels, Restaurants & Leisure — 0.1%

Compass Group plc (United Kingdom)	4,290	90,283

Huazhu Group Ltd., ADR (China)	1,200	34,356

InterContinental Hotels Group plc (United Kingdom)	2,305	124,684

Wynn Macau Ltd. (Macau)	19,835	43,178

		292,501

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	9,400	84,444

Persimmon plc (United Kingdom)	3,021	74,395

Sony Corp. (Japan)	1,300	62,672

		221,511

Household Products — 0.1%

Reckitt Benckiser Group plc (United Kingdom)	2,115	161,959

Unicharm Corp. (Japan)	4,300	139,071

		301,030

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	3,200	75,936

Industrial Conglomerates — 0.2%

CK Hutchison Holdings Ltd. (Hong Kong)	12,596	120,899

DCC plc (United Kingdom)	1,177	89,782

Jardine Matheson Holdings Ltd. (Hong Kong)	3,855	268,419

Rheinmetall AG (Germany)	1,200	106,415

Sembcorp Industries Ltd. (Singapore)	9,800	18,258

Siemens AG (Registered) (Germany)	2,227	248,537

		852,310

Insurance — 0.4%

AIA Group Ltd. (Hong Kong)	74,385	617,902

Aon plc	420	61,051

Aviva plc (United Kingdom)	16,178	77,428

AXA SA (France)	6,848	147,793

Direct Line Insurance Group plc (United Kingdom)	26,229	106,620

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	730	159,212

Ping An Insurance Group Co. of China Ltd., Class H (China)	10,500	92,631

Prudential plc (United Kingdom)	13,561	242,152

RSA Insurance Group plc (United Kingdom)	6,214	40,781

Sampo OYJ, Class A (Finland)	4,351	192,835

Storebrand ASA (Norway)	12,941	92,319

Sun Life Financial, Inc. (Canada)	3,820	126,727

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Insurance — continued

Tokio Marine Holdings, Inc. (Japan)	3,100	147,277

Zurich Insurance Group AG (Switzerland) *	416	124,005

		2,228,733

Interactive Media & Services — 0.1%

Baidu, Inc., ADR (China) *	303	48,056

NAVER Corp. (South Korea) *	280	30,687

Tencent Holdings Ltd. (China)	1,800	72,144

Yahoo Japan Corp. (Japan)	13,000	32,340

YY, Inc., ADR (China) *	979	58,603

		241,830

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	592	81,145

MercadoLibre, Inc. (Argentina)	520	152,282

Zalando SE (Germany) * (d)	1,229	31,756

		265,183

IT Services — 0.0% (c)

Infosys Ltd., ADR (India)	7,400	70,448

Machinery — 0.1%

Knorr-Bremse AG (Germany) *	635	57,200

Kubota Corp. (Japan)	4,200	59,698

SMC Corp. (Japan)	1,240	373,330

THK Co. Ltd. (Japan)	3,900	72,859

		563,087

Media — 0.1%

CyberAgent, Inc. (Japan)	1,200	46,389

Eutelsat Communications SA (France)	3,079	60,660

JCDecaux SA (France)	3,295	92,574

Modern Times Group MTG AB, Class B (Sweden)	3,483	115,415

Naspers Ltd., Class N, ADR (South Africa)	1,785	70,784

SES SA, FDR (Luxembourg)	4,760	91,136

Stroeer SE & Co. KGaA (Germany)	949	45,996

WPP plc (United Kingdom)	8,504	92,549

		615,503

Metals & Mining — 0.1%

Antofagasta plc (Chile)	6,263	62,639

BHP Group Ltd. (Australia)	1,122	27,120

BHP Group plc (Australia)	4,540	95,935

Independence Group NL (Australia)	20,689	55,665

Rio Tinto Ltd. (Australia)	756	41,842

Rio Tinto plc (Australia)	935	44,779

South32 Ltd. (Australia)	19,282	45,868

Sumitomo Metal Mining Co. Ltd. (Japan)	1,900	50,881

		424,729

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 0.0% (c)

Lojas Renner SA (Brazil) *	5,067	55,432

Ryohin Keikaku Co. Ltd. (Japan)	215	52,198

		107,630

Multi-Utilities — 0.0% (c)

E.ON SE (Germany)	3,848	37,985

Engie SA (France)	9,432	135,518

National Grid plc (United Kingdom)	9,047	88,510

		262,013

Oil, Gas & Consumable Fuels — 0.2%

Enbridge, Inc. (Canada)	2,490	77,352

Equinor ASA (Norway)	3,797	80,542

Royal Dutch Shell plc, Class B (Netherlands)	8,335	249,196

Royal Dutch Shell plc, Class B, ADR (Netherlands)	2,758	165,314

TOTAL SA (France)	6,091	321,271

		893,675

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	5,988	69,423

Personal Products — 0.2%

Kose Corp. (Japan)	300	47,123

L’Oreal SA (France)	1,655	378,704

Pola Orbis Holdings, Inc. (Japan)	1,400	37,728

Unilever plc (United Kingdom)	5,970	313,442

		776,997

Pharmaceuticals — 0.5%

Astellas Pharma, Inc. (Japan)	12,300	157,153

AstraZeneca plc (United Kingdom)	6,220	464,298

Bayer AG (Registered) (Germany)	2,769	192,581

GlaxoSmithKline plc, ADR (United Kingdom)	4,000	152,840

Hutchison China MediTech Ltd., ADR (Hong Kong) *	2,600	60,034

Novartis AG (Registered) (Switzerland)	4,919	421,284

Novo Nordisk A/S, Class B (Denmark)	9,561	439,109

Roche Holding AG (Switzerland)	1,172	290,959

Sanofi (France)	1,930	167,427

Shionogi & Co. Ltd. (Japan)	1,100	62,783

		2,408,468

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1,929	133,369

Recruit Holdings Co. Ltd. (Japan)	3,000	72,476

RELX plc (United Kingdom)	8,060	166,201

		372,046

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3,500	77,741

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	655	48,542

Central Japan Railway Co. (Japan)	500	105,494

DSV A/S (Denmark)	1,460	96,422

		250,458

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	2,116	331,492

Broadcom, Inc. (Netherlands)	561	142,651

NXP Semiconductors NV (Netherlands)	1,066	78,116

Renesas Electronics Corp. (Japan) *	5,500	24,981

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	8,415	310,598

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	27,000	196,053

Tokyo Electron Ltd. (Japan)	600	67,545

		1,151,436

Software — 0.1%

SAP SE (Germany)	2,924	290,206

Specialty Retail — 0.0% (c)

BCA Marketplace plc (United Kingdom)	61,355	171,862

Kingfisher plc (United Kingdom)	30,686	80,682

		252,544

Technology Hardware, Storage & Peripherals — 0.1%

Samsung Electronics Co. Ltd. (South Korea)	5,173	180,081

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	75	53,353

		233,434

Textiles, Apparel & Luxury Goods — 0.2%

Burberry Group plc (United Kingdom)	4,366	95,873

China Hongxing Sports Ltd. (China) ‡	743,000	1

EssilorLuxottica SA (France)	2,461	311,951

Hermes International (France)	100	55,556

Kering SA (France)	492	230,487

LVMH Moet Hennessy Louis Vuitton SE (France)	832	243,590

Moncler SpA (Italy)	2,368	78,801

Samsonite International SA * (d)	45,900	130,394

		1,146,653

Tobacco — 0.0% (c)

Imperial Brands plc (United Kingdom)	3,219	97,702

INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — 0.1%

Mitsubishi Corp. (Japan)	3,800	104,183

Sumitomo Corp. (Japan)	11,300	160,333

		264,516

Wireless Telecommunication Services — 0.1%

NTT DOCOMO, Inc. (Japan)	3,690	82,911

SoftBank Group Corp. (Japan)	4,285	280,664

Vodafone Group plc, ADR (United Kingdom)	7,581	146,162

Vodafone Group plc (United Kingdom)	60,604	117,832

		627,569

Total Common Stocks (Cost $24,106,372)		28,594,680

Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (b) (e) (Cost $7,093,096)	7,092,402	7,093,111

Total Investments — 100.4% (Cost $493,994,711)		518,702,912
Liabilities in Excess of Other Assets — (0.4%) (f)		(2,037,622)

NET ASSETS — 100.0%		516,665,290

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*

United States	91.5%

Ireland	1.7

Japan	1.1

Others (each less than 1.0%)	4.3

Short-Term Investments	1.4

*	Percentages indicated are based on total investments as of December 31, 2018.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
TIPS	Treasury Inflation Protected Security
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of December 31, 2018.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Exchange Traded Funds — 65.7%

Fixed Income — 5.5%

Vanguard Short-Term Bond ETF	12,900	1,013,553

Vanguard Total International Bond ETF	465,100	25,231,675

Total Fixed Income		26,245,228

International Equity — 16.6%

iShares MSCI EAFE ETF	1,038,250	61,028,335

iShares MSCI Japan ETF	181,012	9,175,498

JPMorgan BetaBuilders Canada ETF (b)	401,100	8,286,726

Total International Equity		78,490,559

U.S. Equity — 43.6%

iShares Core S&P 500 ETF	285,200	71,759,172

SPDR S&P 500 ETF Trust	538,000	134,456,960

Total U.S. Equity		206,216,132

Total Exchange Traded Funds (Cost $277,457,975)		310,951,919

Investment Companies — 25.7%

Alternative Assets — 5.1%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	658,514	6,762,935

Boston Partners Global Long/Short Fund Class Institutional Shares *	221,453	2,331,895

CRM Long/Short Opportunities Fund Class Institutional Shares *	259,177	2,407,753

Equinox IPM Systematic Macro Fund Class I Shares	482,179	4,816,966

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (a)	55,063	8,100,848

Total Alternative Assets		24,420,397

Fixed Income — 9.0%

JPMorgan Core Bond Fund Class R6 Shares (b)	1,438,212	16,223,026

JPMorgan Corporate Bond Fund Class R6 Shares (b)	1,038,050	9,591,578

JPMorgan Short Duration Bond Fund Class R6 Shares (b)	694,643	7,432,680

Lord Abbett Short Duration Income Fund Class F3 Shares	2,290,321	9,481,928

Total Fixed Income		42,729,212

International Equity — 7.6%

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (b)	1,340,819	24,617,445

Oakmark International Fund Class Institutional Shares	532,840	10,891,240

Total International Equity		35,508,685

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — 4.0%

JPMorgan Equity Focus Fund Class I Shares (b)	220,240	5,690,958

JPMorgan Equity Income Fund Class R6 Shares (b)	430,839	6,828,798

JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (b)	249,360	5,947,247

Total U.S. Equity		18,467,003

Total Investment Companies (Cost $122,463,166)		121,125,297

Common Stocks — 7.5%

Aerospace & Defense — 0.2%

Airbus SE (France)	5,188	494,623

Meggitt plc (United Kingdom)	21,064	126,532

Safran SA (France)	4,499	539,588

		1,160,743

Airlines — 0.0% (c)

Ryanair Holdings plc, ADR (Ireland) *	615	43,874

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	1,400	48,126

Autoliv, Inc., SDR (Sweden)	980	69,501

Denso Corp. (Japan)	1,100	48,695

Magna International, Inc. (Canada)	2,852	129,624

Stanley Electric Co. Ltd. (Japan)	2,200	61,544

Sumitomo Rubber Industries Ltd. (Japan)	2,700	31,787

Veoneer, Inc., SDR (Sweden) *	992	25,364

Veoneer, Inc. (Sweden) *	41	966

		415,607

Automobiles — 0.1%

Bayerische Motoren Werke AG (Germany)	1,087	88,161

Honda Motor Co. Ltd. (Japan)	2,200	57,959

Suzuki Motor Corp. (Japan)	2,300	115,947

Toyota Motor Corp. (Japan)	4,200	243,124

		505,191

Banks — 0.7%

ABN AMRO Group NV, CVA (Netherlands) (d)	7,411	174,395

Australia & New Zealand Banking Group Ltd. (Australia)	8,505	146,955

Barclays plc, ADR (United Kingdom)	2,746	20,705

BNP Paribas SA (France)	6,839	308,854

Commerzbank AG (Germany)	4,019	26,687

Danske Bank A/S (Denmark)	4,240	84,174

DBS Group Holdings Ltd. (Singapore)	12,800	222,590

DNB ASA (Norway)	15,367	246,666

Erste Group Bank AG (Austria) *	2,271	75,301

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Banks — continued

HDFC Bank Ltd., ADR (India)	2,770	286,944

ING Groep NV (Netherlands)	14,563	156,648

Intesa Sanpaolo SpA (Italy)	38,042	84,705

KBC Group NV (Belgium)	1,610	103,586

Lloyds Banking Group plc (United Kingdom)	197,375	130,106

Mitsubishi UFJ Financial Group, Inc. (Japan)	33,400	163,916

National Bank of Canada (Canada)	3,152	129,409

Nordea Bank Abp (Finland)	20,015	168,490

Standard Chartered plc (United Kingdom)	11,874	92,281

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,800	101,968

Svenska Handelsbanken AB, Class A (Sweden)	27,852	309,872

United Overseas Bank Ltd. (Singapore)	4,800	86,832

		3,121,084

Beverages — 0.3%

Carlsberg A/S, Class B (Denmark)	3,847	409,240

Diageo plc (United Kingdom)	13,117	468,728

Kirin Holdings Co. Ltd. (Japan)	3,000	62,555

Pernod Ricard SA (France)	2,966	486,782

		1,427,305

Biotechnology — 0.1%

BeiGene Ltd., ADR (China) *	400	56,104

CSL Ltd. (Australia)	451	58,908

Genmab A/S (Denmark) *	1,591	261,593

Grifols SA (Preference), Class B (Spain)	3,611	66,498

Shire plc, ADR	598	104,076

		547,179

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	10,607	189,937

Capital Markets — 0.2%

Close Brothers Group plc (United Kingdom)	1,266	23,234

Deutsche Boerse AG (Germany)	1,280	153,031

GAM Holding AG (Switzerland) *	3,539	13,955

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	4,900	141,652

London Stock Exchange Group plc (United Kingdom)	7,180	372,502

Macquarie Group Ltd. (Australia)	1,733	132,741

		837,115

Chemicals — 0.3%

Air Liquide SA (France)	1,771	219,915

Asahi Kasei Corp. (Japan)	27,405	281,268

BASF SE (Germany)	1,870	130,252

Covestro AG (Germany) (d)	1,101	54,526

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Givaudan SA (Registered) (Switzerland)	51	118,252

Johnson Matthey plc (United Kingdom)	2,911	103,939

Kansai Paint Co. Ltd. (Japan)	7,000	134,451

Shin-Etsu Chemical Co. Ltd. (Japan)	1,400	107,566

Tosoh Corp. (Japan)	1,400	18,160

Umicore SA (Belgium)	2,383	95,094

		1,263,423

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	7,940	70,285

Containers & Packaging — 0.0% (c)

Amcor Ltd. (Australia)	14,312	133,638

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	17,545	117,299

Element Fleet Management Corp. (Canada)	17,605	89,108

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	12,400	59,434

		265,841

Diversified Telecommunication Services — 0.2%

China Tower Corp. Ltd., Class H (China) * (d)	532,000	100,602

Koninklijke KPN NV (Netherlands)	35,044	102,364

KT Corp. (South Korea)	2,360	67,838

Nippon Telegraph & Telephone Corp. (Japan)	7,500	305,995

Telecom Italia SpA (Italy)	96,937	46,493

Telefonica Deutschland Holding AG (Germany)	32,180	126,658

Telefonica SA (Spain)	10,688	89,965

Telstra Corp. Ltd. (Australia)	9,907	19,882

		859,797

Electric Utilities — 0.1%

Enel SpA (Italy)	40,395	234,180

Iberdrola SA (Spain)	23,995	192,677

SSE plc (United Kingdom)	2,163	29,870

		456,727

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	6,532	124,736

Legrand SA (France)	1,245	70,383

Melrose Industries plc (United Kingdom)	29,331	61,275

Mitsubishi Electric Corp. (Japan)	16,600	183,058

Nidec Corp. (Japan)	1,315	148,788

Prysmian SpA (Italy)	3,568	69,423

		657,663

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 0.3%

Hamamatsu Photonics KK (Japan)	11,685	391,595

Keyence Corp. (Japan)	910	459,956

Largan Precision Co. Ltd. (Taiwan)	1,000	104,345

Murata Manufacturing Co. Ltd. (Japan)	1,868	251,712

Murata Manufacturing Co. Ltd. (Japan)	500	67,375

Omron Corp. (Japan)	1,900	68,879

		1,343,862

Energy Equipment & Services — 0.0% (c)

Ensco plc, Class A	14,905	53,062

WorleyParsons Ltd. (Australia)	8,553	68,696

		121,758

Equity Real Estate Investment Trusts (REITs) — 0.1%

Great Portland Estates plc (United Kingdom)	5,989	50,344

Scentre Group (Australia)	29,515	81,142

Unibail — Rodamco-Westfield (France)	423	65,457

		196,943

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	3,600	156,438

Food Products — 0.3%

Danone SA (France)	3,320	234,002

MEIJI Holdings Co. Ltd. (Japan)	700	57,048

Nestle SA (Registered) (Switzerland)	11,972	971,681

Wilmar International Ltd. (Singapore)	36,700	84,045

		1,346,776

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	11,500	60,978

Health Care Equipment & Supplies — 0.2%

Elekta AB, Class B (Sweden)	6,826	81,053

GN Store Nord A/S (Denmark)	2,394	89,701

Hoya Corp. (Japan)	2,700	162,810

Koninklijke Philips NV (Netherlands)	7,401	259,475

Siemens Healthineers AG (Germany) * (d)	1,660	69,366

Sonova Holding AG (Registered) (Switzerland)	469	77,125

Straumann Holding AG (Registered) (Switzerland)	48	30,315

		769,845

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	3,039	146,887

Miraca Holdings, Inc. (Japan)	1,500	33,858

		180,745

INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — 0.1%

Compass Group plc (United Kingdom)	5,349	112,569

Huazhu Group Ltd., ADR (China)	1,600	45,808

InterContinental Hotels Group plc (United Kingdom)	2,785	150,648

Wynn Macau Ltd. (Macau)	19,675	42,830

		351,855

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	12,000	107,801

Persimmon plc (United Kingdom)	4,055	99,858

Sony Corp. (Japan)	1,600	77,135

		284,794

Household Products — 0.1%

Reckitt Benckiser Group plc (United Kingdom)	2,640	202,162

Unicharm Corp. (Japan)	5,300	171,412

		373,574

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	3,900	92,547

Industrial Conglomerates — 0.2%

CK Hutchison Holdings Ltd. (Hong Kong)	15,464	148,427

DCC plc (United Kingdom)	1,432	109,233

Jardine Matheson Holdings Ltd. (Hong Kong)	4,860	338,396

Rheinmetall AG (Germany)	1,500	133,018

Sembcorp Industries Ltd. (Singapore)	13,000	24,221

Siemens AG (Registered) (Germany)	2,789	311,257

		1,064,552

Insurance — 0.6%

AIA Group Ltd. (Hong Kong)	93,025	772,741

Aon plc	550	79,948

Aviva plc (United Kingdom)	18,684	89,422

AXA SA (France)	8,320	179,562

Direct Line Insurance Group plc (United Kingdom)	32,227	131,001

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	933	203,486

Ping An Insurance Group Co. of China Ltd., Class H (China)	13,000	114,686

Prudential plc (United Kingdom)	16,432	293,417

RSA Insurance Group plc (United Kingdom)	7,635	50,107

Sampo OYJ, Class A (Finland)	4,745	210,297

Storebrand ASA (Norway)	14,898	106,280

Sun Life Financial, Inc. (Canada)	4,800	159,238

Tokio Marine Holdings, Inc. (Japan)	3,700	175,782

Zurich Insurance Group AG (Switzerland) *	475	141,592

		2,707,559

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Interactive Media & Services — 0.1%

Baidu, Inc., ADR (China) *	396	62,806

NAVER Corp. (South Korea) *	337	36,934

Tencent Holdings Ltd. (China)	2,200	88,177

Yahoo Japan Corp. (Japan)	16,000	39,803

YY, Inc., ADR (China) *	1,268	75,902

		303,622

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	728	99,787

MercadoLibre, Inc. (Argentina)	545	159,603

Zalando SE (Germany) * (d)	1,139	29,430

		288,820

IT Services — 0.0% (c)

Infosys Ltd., ADR (India)	9,500	90,440

Machinery — 0.2%

Knorr-Bremse AG (Germany) *	821	73,955

Kubota Corp. (Japan)	4,500	63,962

SMC Corp. (Japan)	1,585	477,200

THK Co. Ltd. (Japan)	5,000	93,409

		708,526

Media — 0.1%

CyberAgent, Inc. (Japan)	1,500	57,986

Eutelsat Communications SA (France)	3,531	69,565

JCDecaux SA (France)	4,470	125,586

Modern Times Group MTG AB, Class B (Sweden)	4,235	140,334

Naspers Ltd., Class N, ADR (South Africa)	1,770	70,189

SES SA, FDR (Luxembourg)	6,576	125,905

Stroeer SE & Co. KGaA (Germany)	1,166	56,514

WPP plc (United Kingdom)	10,005	108,884

		754,963

Metals & Mining — 0.1%

Antofagasta plc (Chile)	8,088	80,892

BHP Group Ltd. (Australia)	1,378	33,308

BHP Group plc (Australia)	5,731	121,102

Independence Group NL (Australia)	25,372	68,264

Rio Tinto Ltd. (Australia)	929	51,416

Rio Tinto plc (Australia)	1,395	66,810

South32 Ltd. (Australia)	27,087	64,435

Sumitomo Metal Mining Co. Ltd. (Japan)	2,400	64,271

		550,498

Multiline Retail — 0.0% (c)

Lojas Renner SA (Brazil) *	6,355	69,523

Ryohin Keikaku Co. Ltd. (Japan)	380	92,257

		161,780

INVESTMENTS	SHARES	VALUE($)

Multi-Utilities — 0.1%

E.ON SE (Germany)	4,728	46,672

Engie SA (France)	11,420	164,082

National Grid plc (United Kingdom)	10,936	106,990

		317,744

Oil, Gas & Consumable Fuels — 0.3%

Enbridge, Inc. (Canada)	3,110	96,612

Equinor ASA (Norway)	4,334	91,933

Royal Dutch Shell plc, Class B (Netherlands)	9,625	287,764

Royal Dutch Shell plc, Class B, ADR (Netherlands)	3,490	209,191

TOTAL SA (France)	7,740	408,247

		1,093,747

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	8,012	92,889

Personal Products — 0.2%

Kose Corp. (Japan)	400	62,831

L’Oreal SA (France)	2,065	472,522

Pola Orbis Holdings, Inc. (Japan)	1,700	45,812

Unilever plc (United Kingdom)	7,453	391,304

		972,469

Pharmaceuticals — 0.6%

Astellas Pharma, Inc. (Japan)	15,500	198,038

AstraZeneca plc (United Kingdom)	7,765	579,626

Bayer AG (Registered) (Germany)	3,409	237,092

GlaxoSmithKline plc, ADR (United Kingdom)	4,650	177,676

Hutchison China MediTech Ltd., ADR (Hong Kong) *	3,400	78,506

Novartis AG (Registered) (Switzerland)	6,316	540,929

Novo Nordisk A/S, Class B (Denmark)	11,916	547,267

Roche Holding AG (Switzerland)	1,441	357,741

Sanofi (France)	2,289	198,571

Shionogi & Co. Ltd. (Japan)	1,400	79,906

		2,995,352

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	2,409	166,556

Recruit Holdings Co. Ltd. (Japan)	3,900	94,219

RELX plc (United Kingdom)	10,070	207,648

		468,423

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	4,400	97,732

Road & Rail — 0.1%

Canadian National Railway Co. (Canada)	1,015	75,222

Central Japan Railway Co. (Japan)	600	126,592

DSV A/S (Denmark)	2,225	146,944

		348,758

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	2,506	392,589

Broadcom, Inc. (Netherlands)	711	180,793

NXP Semiconductors NV (Netherlands)	1,359	99,588

Renesas Electronics Corp. (Japan) *	7,800	35,427

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	10,500	387,555

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	34,000	246,882

Tokyo Electron Ltd. (Japan)	800	90,059

		1,432,893

Software — 0.1%

SAP SE (Germany)	3,661	363,353

Specialty Retail — 0.1%

BCA Marketplace plc (United Kingdom)	81,090	227,141

Kingfisher plc (United Kingdom)	40,511	106,516

		333,657

Technology Hardware, Storage & Peripherals — 0.1%

Samsung Electronics Co. Ltd. (South Korea)	6,117	212,943

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	105	74,694

		287,637

Textiles, Apparel & Luxury Goods — 0.3%

Burberry Group plc (United Kingdom)	5,364	117,788

China Hongxing Sports Ltd. (China) ‡	755,000	1

EssilorLuxottica SA (France)	2,975	377,105

Hermes International (France)	95	52,778

Kering SA (France)	617	289,045

LVMH Moet Hennessy Louis Vuitton SE (France)	1,110	324,981

Moncler SpA (Italy)	3,021	100,532

Samsonite International SA * (d)	63,365	180,009

		1,442,239

Tobacco — 0.0% (c)

Imperial Brands plc (United Kingdom)	4,199	127,447

Trading Companies & Distributors — 0.1%

Mitsubishi Corp. (Japan)	4,900	134,341

Sumitomo Corp. (Japan)	13,900	197,224

		331,565

Wireless Telecommunication Services — 0.2%

NTT DOCOMO, Inc. (Japan)	4,615	103,695

SoftBank Group Corp. (Japan)	5,350	350,421

Vodafone Group plc, ADR (United Kingdom)	8,900	171,592

Vodafone Group plc (United Kingdom)	75,685	147,154

		772,862

Total Common Stocks (Cost $30,290,685)		35,345,051

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (b) (e) (Cost $6,883,195)	6,882,573	6,883,262

Total Investments — 100.4% (Cost $437,095,021)		474,305,529
Liabilities in Excess of Other Assets — (0.4%) (f)		(1,666,416)

NET ASSETS — 100.0%		472,639,113

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*

United States	89.4%

Ireland	1.7

Japan	1.5

United Kingdom	1.1

France	1.1

Others (each less than 1.0%)	3.7

Short-Term Investments	1.5

*	Percentages indicated are based on total investments as of December 31, 2018.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of December 31, 2018.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$394,014,128	$382,803,809
Investments in affiliates, at value	124,688,784	91,501,720
Cash	170,059	163,327
Foreign currency, at value	46,848	58,029
Receivables:
Investment securities sold	3,612	4,818
Fund shares sold	52,919	76,927
Dividends from non-affiliates	815,193	898,017
Dividends from affiliates	15,279	15,541
Tax reclaims	115,118	146,623

Total Assets	519,921,940	475,668,811

LIABILITIES:
Payables:
Distributions	751	7,783
Investment securities purchased	40,374	55,016
Fund shares redeemed	2,800,191	2,562,512
Accrued liabilities:
Investment advisory fees	169,349	165,389
Administration fees	36,317	33,635
Distribution fees	2,035	717
Service fees	62,076	62,653
Custodian and accounting fees	23,635	29,204
Trustees’ and Chief Compliance Officer’s fees	6,659	6,584
Other	115,263	106,205

Total Liabilities	3,256,650	3,029,698

Net Assets	$516,665,290	$472,639,113

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$493,877,086	$434,539,442
Total distributable earnings (loss) (a)	22,788,204	38,099,671

Total Net Assets	$516,665,290	$472,639,113

Net Assets:
Class A	$759,162	$641,935
Class C	2,594,759	888,158
Class I	140,051,322	169,527,659
Class L	373,260,047	301,581,361

Total	$516,665,290	$472,639,113

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	51,822	41,015
Class C	178,120	57,672
Class I	9,547,587	10,822,343
Class L	25,473,356	19,251,538

Net Asset Value (b):
Class A — Redemption price per share	$14.65	$15.65
Class C — Offering price per share (c)	14.57	15.40
Class I — Offering and redemption price per share	14.67	15.66
Class L — Offering and redemption price per share	14.65	15.67
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$15.34	$16.39

Cost of investments in non-affiliates	$363,485,066	$344,858,465
Cost of investments in affiliates	130,509,645	92,236,556
Cost of foreign currency	46,661	57,670

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,092,655	$4,583,598
Dividend income from affiliates	2,562,674	1,996,404
Interest income from non-affiliates	65	—
Interest income from affiliates	471	411
Foreign taxes withheld	(18,364)	(21,950)

Total investment income	7,637,501	6,558,463

EXPENSES:
Investment advisory fees	2,132,520	2,017,269
Administration fees	230,598	218,138
Distribution fees:
Class A	741	903
Class C	12,735	3,772
Service fees:
Class A	741	903
Class C	4,245	1,257
Class I	195,451	243,383
Class L	204,134	170,724
Custodian and accounting fees	54,960	48,557
Interest expense to affiliates	288	230
Professional fees	78,370	76,770
Trustees’ and Chief Compliance Officer’s fees	17,139	17,083
Printing and mailing costs	13,910	12,570
Registration and filing fees	49,423	49,514
Transfer agency fees (See Note 2.F.)	3,248	4,498
Other	6,268	5,459

Total expenses	3,004,771	2,871,030

Less fees waived	(1,069,808)	(945,030)

Net expenses	1,934,963	1,926,000

Net investment income (loss)	5,702,538	4,632,463

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,497,235)	(3,381,431)
Investments in affiliates	3,056,535	2,787,856
Foreign currency transactions	(3,499)	(4,239)

Net realized gain (loss)	1,555,801	(597,814)

Distributions of capital gains received from investment company non-affiliates	663,788	689,225
Distributions of capital gains received from investment company affiliates	2,553,630	4,554,498

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(31,764,168)	(34,341,586)
Investments in affiliates	(9,224,401)	(13,804,935)
Foreign currency translations	1,336	1,061

Change in net unrealized appreciation/depreciation	(40,987,233)	(48,145,460)

Net realized/unrealized gains (losses)	(36,214,014)	(43,499,551)

Change in net assets resulting from operations	$(30,511,476)	$(38,867,088)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,702,538	$9,260,585	$4,632,463	$7,349,855
Net realized gain (loss)	1,555,801	26,942,251	(597,814)	24,661,682
Distributions of capital gains received from investment company non-affiliates	663,788	581,497	689,225	783,186
Distributions of capital gains received from investment company affiliates	2,553,630	2,833,577	4,554,498	3,379,342
Change in net unrealized appreciation/depreciation	(40,987,233)	(2,209,805)	(48,145,460)	7,068,199

Change in net assets resulting from operations	(30,511,476)	37,408,105	(38,867,088)	43,242,264

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(32,262)	(52,750)	(36,593)	(54,273)
Class C	(166,732)	(208,240)	(48,985)	(66,279)
Class I	(8,157,996)	(10,894,976)	(10,020,740)	(15,019,566)
Class L	(22,104,407)	(28,638,329)	(18,158,205)	(24,776,068)

Total distributions to shareholders	(30,461,397)	(39,794,295)	(28,264,523)	(39,916,186)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,590,192	(47,216,976)	(3,840,199)	(17,609,711)

NET ASSETS:
Change in net assets	(58,382,681)	(49,603,166)	(70,971,810)	(14,283,633)
Beginning of period	575,047,971	624,651,137	543,610,923	557,894,556

End of period	$516,665,290	$575,047,971	$472,639,113	$543,610,923

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
Class A
From net investment income	$(11,099)	$(8,906)
From net realized gains	(41,651)	(45,367)
Class C
From net investment income	(36,092)	(8,831)
From net realized gains	(172,148)	(57,448)
Class I
From net investment income	(2,888,270)	(3,166,773)
From net realized gains	(8,006,706)	(11,852,793)
Class L
From net investment income	(8,057,863)	(5,712,634)
From net realized gains	(20,580,466)	(19,063,434)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$215,570	$—	$—	$211,365
Distributions reinvested	32,262	52,750	36,593	54,273
Cost of shares redeemed	(10,892)	(462,874)	(52,036)	(144,042)

Change in net assets resulting from Class A capital transactions	$236,940	$(410,124)	$(15,443)	$121,596

Class C
Proceeds from shares issued	$—	$—	$—	$32,300
Distributions reinvested	166,732	208,240	48,985	66,279
Cost of shares redeemed	(630,221)	(470,940)	(80,903)	(319,767)

Change in net assets resulting from Class C capital transactions	$(463,489)	$(262,700)	$(31,918)	$(221,188)

Class I
Proceeds from shares issued	$1,652,065	$10,985,897	$2,425,743	$7,514,228
Distributions reinvested	8,152,257	10,388,532	10,017,333	14,579,400
Cost of shares redeemed	(14,150,327)	(34,966,681)	(17,598,423)	(43,663,990)

Change in net assets resulting from Class I capital transactions	$(4,346,005)	$(13,592,252)	$(5,155,347)	$(21,570,362)

Class L
Proceeds from shares issued	$23,972,673	$25,518,756	$10,696,085	$32,724,381
Distributions reinvested	22,104,407	27,165,861	18,118,091	23,947,573
Cost of shares redeemed	(38,914,334)	(85,636,517)	(27,451,667)	(52,611,711)

Change in net assets resulting from Class L capital transactions	$7,162,746	$(32,951,900)	$1,362,509	$4,060,243

Total change in net assets resulting from capital transactions	$2,590,192	$(47,216,976)	$(3,840,199)	$(17,609,711)

SHARE TRANSACTIONS:
Class A
Issued	14,692	—	—	11,286
Reinvested	2,149	3,173	2,271	3,001
Redeemed	(725)	(27,876)	(2,985)	(7,909)

Change in Class A Shares	16,116	(24,703)	(714)	6,378

Class C
Issued	—	—	—	1,806
Reinvested	11,189	12,596	3,100	3,721
Redeemed	(42,981)	(28,403)	(4,583)	(17,476)

Change in Class C Shares	(31,792)	(15,807)	(1,483)	(11,949)

Class I
Issued	99,674	653,638	136,873	406,991
Reinvested	541,020	624,309	619,672	805,457
Redeemed	(873,715)	(2,089,120)	(1,019,100)	(2,392,765)

Change in Class I Shares	(233,021)	(811,173)	(262,555)	(1,180,317)

Class L
Issued	1,506,848	1,528,845	653,203	1,786,152
Reinvested	1,467,628	1,634,031	1,120,010	1,322,585
Redeemed	(2,471,041)	(5,111,612)	(1,639,482)	(2,883,837)

Change in Class L Shares	503,435	(1,948,736)	133,731	224,900

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$16.43	$0.14	$(1.06)	$(0.92)	$(0.15)	$(0.71)	$(0.86)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)

Class C
Six Months Ended December 31, 2018 (Unaudited)	16.33	0.08	(1.03)	(0.95)	(0.10)	(0.71)	(0.81)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)

Class I
Six Months Ended December 31, 2018 (Unaudited)	16.44	0.16	(1.05)	(0.89)	(0.17)	(0.71)	(0.88)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)

Class L
Six Months Ended December 31, 2018 (Unaudited)	16.43	0.17	(1.06)	(0.89)	(0.18)	(0.71)	(0.89)
Year Ended June 30, 2018	16.52	0.26	0.77	1.03	(0.31)	(0.81)	(1.12)
Year Ended June 30, 2017	15.15	0.26	1.37	1.63	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$14.65	(5.66)%	$759,162	1.06%	1.65%	1.43%	12%
16.43	5.77	586,609	1.07	1.09	1.44	26
16.52	10.37	997,894	1.02	1.09	1.46	33
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91

14.57	(5.87)	2,594,759	1.54	1.03	1.91	12
16.33	5.25	3,427,701	1.54	0.67	1.91	26
16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91

14.67	(5.49)	140,051,322	0.78	1.89	1.16	12
16.44	6.03	160,835,084	0.79	1.42	1.16	26
16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91

14.65	(5.49)	373,260,047	0.63	2.06	1.01	12
16.43	6.27	410,198,577	0.63	1.57	1.00	26
16.52	10.85	444,771,297	0.59	1.61	1.03	33
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$17.92	$0.12	$(1.47)	$(1.35)	$(0.13)	$(0.79)	$(0.92)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)

Class C
Six Months Ended December 31, 2018 (Unaudited)	17.65	0.08	(1.45)	(1.37)	(0.09)	(0.79)	(0.88)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)

Class I
Six Months Ended December 31, 2018 (Unaudited)	17.94	0.15	(1.48)	(1.33)	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)

Class L
Six Months Ended December 31, 2018 (Unaudited)	17.94	0.16	(1.47)	(1.31)	(0.17)	(0.79)	(0.96)
Year Ended June 30, 2018	17.85	0.25	1.18	1.43	(0.30)	(1.04)	(1.34)
Year Ended June 30, 2017	15.87	0.23	2.02	2.25	(0.27)	—	(0.27)
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$15.65	(7.61)%	$641,935	1.09%	1.36%	1.44%	11%
17.92	7.55	747,949	1.13	1.03	1.48	27
17.83	13.64	630,482	1.08	0.58	1.49	34
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104

15.40	(7.84)	888,158	1.57	0.87	1.92	11
17.65	7.09	1,044,204	1.57	0.41	1.92	27
17.59	13.14	1,250,992	1.57	0.13	1.97	34
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104

15.66	(7.53)	169,527,659	0.81	1.63	1.16	11
17.94	7.93	198,850,277	0.81	1.21	1.16	27
17.84	14.01	218,861,239	0.79	1.13	1.20	34
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104

15.67	(7.40)	301,581,361	0.66	1.78	1.01	11
17.94	8.03	342,968,493	0.66	1.37	1.01	27
17.85	14.26	337,151,843	0.64	1.35	1.04	34
15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Access Balanced Fund	Class A, Class C, Class I and Class L	Diversified
JPMorgan Access Growth Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of the JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of the JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”), (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$931,266	$—	$931,266
Auto Components	106,080	255,176	—	361,256
Automobiles	—	411,795	—	411,795
Banks	312,775	2,208,882	—	2,521,657
Beverages	—	1,163,628	—	1,163,628
Biotechnology	133,726	261,706	—	395,432
Building Products	—	171,654	—	171,654
Capital Markets	—	675,102	—	675,102
Chemicals	—	1,085,971	—	1,085,971
Communications Equipment	—	57,201	—	57,201
Containers & Packaging	—	112,348	—	112,348
Diversified Financial Services	69,378	143,747	—	213,125
Diversified Telecommunication Services	58,985	639,231	—	698,216
Electric Utilities	—	384,501	—	384,501
Electrical Equipment	—	535,471	—	535,471
Electronic Equipment, Instruments & Components	—	1,121,177	—	1,121,177
Energy Equipment & Services	44,589	55,958	—	100,547
Equity Real Estate Investment Trusts (REITs)	—	166,279	—	166,279
Food & Staples Retailing	—	126,020	—	126,020
Food Products	—	1,070,792	—	1,070,792
Gas Utilities	—	50,373	—	50,373
Health Care Equipment & Supplies	—	622,000	—	622,000
Health Care Providers & Services	—	140,396	—	140,396
Hotels, Restaurants & Leisure	34,356	258,145	—	292,501
Household Durables	—	221,511	—	221,511
Household Products	—	301,030	—	301,030
Independent Power and Renewable Electricity Producers	—	75,936	—	75,936

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Industrial Conglomerates	$—	$852,310	$—	$852,310
Insurance	187,778	2,040,955	—	2,228,733
Interactive Media & Services	106,659	135,171	—	241,830
Internet & Direct Marketing Retail	233,427	31,756	—	265,183
Machinery	57,200	505,887	—	563,087
Media	70,784	544,719	—	615,503
Metals & Mining	—	424,729	—	424,729
Multiline Retail	55,432	52,198	—	107,630
Multi-Utilities	—	262,013	—	262,013
Oil, Gas & Consumable Fuels	242,666	651,009	—	893,675
Paper & Forest Products	—	69,423	—	69,423
Personal Products	—	776,997	—	776,997
Pharmaceuticals	212,874	2,195,594	—	2,408,468
Professional Services	—	372,046	—	372,046
Real Estate Management & Development	—	77,741	—	77,741
Road & Rail	48,542	201,916	—	250,458
Semiconductors & Semiconductor Equipment	531,365	620,071	—	1,151,436
Software	—	290,206	—	290,206
Specialty Retail	—	252,544	—	252,544
Technology Hardware, Storage & Peripherals	—	233,434	—	233,434
Textiles, Apparel & Luxury Goods	—	1,146,652	1	1,146,653
Tobacco	—	97,702	—	97,702
Trading Companies & Distributors	—	264,516	—	264,516
Wireless Telecommunication Services	146,162	481,407	—	627,569
Other Common Stocks	113,609	—	—	113,609

Total Common Stocks	2,766,387	25,828,292	1	28,594,680

Exchange-Traded Funds	314,054,662	—	—	314,054,662
Investment Companies	160,398,270	—	—	160,398,270
Short-Term Investments
Investment Companies	7,093,111	—	—	7,093,111

Total Investments in Securities	$484,312,430	$25,828,292	$1	$510,140,723

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$1,160,743	$—	$1,160,743
Auto Components	130,590	285,017	—	415,607
Automobiles	—	505,191	—	505,191
Banks	437,058	2,684,026	—	3,121,084
Beverages	—	1,427,305	—	1,427,305
Biotechnology	160,180	386,999	—	547,179
Building Products	—	189,937	—	189,937
Capital Markets	—	837,115	—	837,115
Chemicals	—	1,263,423	—	1,263,423
Communications Equipment	—	70,285	—	70,285
Containers & Packaging	—	133,638	—	133,638
Diversified Financial Services	89,108	176,733	—	265,841
Diversified Telecommunication Services	67,838	791,959	—	859,797
Electric Utilities	—	456,727	—	456,727
Electrical Equipment	—	657,663	—	657,663
Electronic Equipment, Instruments & Components	—	1,343,862	—	1,343,862

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Energy Equipment & Services	$53,062	$68,696	$—	$121,758
Equity Real Estate Investment Trusts (REITs)	—	196,943	—	196,943
Food & Staples Retailing	—	156,438	—	156,438
Food Products	—	1,346,776	—	1,346,776
Gas Utilities	—	60,978	—	60,978
Health Care Equipment & Supplies	—	769,845	—	769,845
Health Care Providers & Services	—	180,745	—	180,745
Hotels, Restaurants & Leisure	45,808	306,047	—	351,855
Household Durables	—	284,794	—	284,794
Household Products	—	373,574	—	373,574
Independent Power and Renewable Electricity Producers	—	92,547	—	92,547
Industrial Conglomerates	—	1,064,552	—	1,064,552
Insurance	239,186	2,468,373	—	2,707,559
Interactive Media & Services	138,708	164,914	—	303,622
Internet & Direct Marketing Retail	259,390	29,430	—	288,820
Machinery	73,955	634,571	—	708,526
Media	70,189	684,774	—	754,963
Metals & Mining	—	550,498	—	550,498
Multiline Retail	69,523	92,257	—	161,780
Multi-Utilities	—	317,744	—	317,744
Oil, Gas & Consumable Fuels	305,803	787,944	—	1,093,747
Paper & Forest Products	—	92,889	—	92,889
Personal Products	—	972,469	—	972,469
Pharmaceuticals	256,182	2,739,170	—	2,995,352
Professional Services	—	468,423	—	468,423
Real Estate Management & Development	—	97,732	—	97,732
Road & Rail	75,222	273,536	—	348,758
Semiconductors & Semiconductor Equipment	667,936	764,957	—	1,432,893
Software	—	363,353	—	363,353
Specialty Retail	—	333,657	—	333,657
Technology Hardware, Storage & Peripherals	—	287,637	—	287,637
Textiles, Apparel & Luxury Goods	—	1,442,238	1	1,442,239
Tobacco	—	127,447	—	127,447
Trading Companies & Distributors	—	331,565	—	331,565
Wireless Telecommunication Services	171,592	601,270	—	772,862
Other Common Stocks	134,314	—	—	134,314

Total Common Stocks	3,445,644	31,899,406	1	35,345,051

Exchange-Traded Funds	302,665,193	—	—	302,665,193
Investment Companies	121,311,175	—	—	121,311,175
Short-Term Investments
Investment Companies	6,883,262	—	—	6,883,262

Total Investments in Securities	$434,305,274	$31,899,406	$1	$466,204,681

As of December 31, 2018, certain Investment Companies with a fair value of $8,562,189 and $8,100,848 have not been categorized in the fair value hierarchy as these Investment Companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

Access Balanced Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF Shares (a)	$—	$4,017,128	$—	$—	$(327,252)	$3,689,876	178,600	$35,891	$—
JPMorgan BetaBuilders Europe ETF Shares (a)	—	2,000,696	—	—	(3,536)	1,997,160	93,500	6,584	—
JPMorgan Core Bond Fund Class R6 Shares (a)	37,189,005	—	7,699,999	(398,991)	310,361	29,400,376	2,606,416	529,416	29,604
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	34,573,123	—	13,500,000	(531,130)	299,971	20,841,964	2,598,749	489,802	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	23,001,275	—	1,800,000	(204,241)	(319,966)	20,677,068	2,237,778	632,247	—
JPMorgan Equity Focus Fund Class I Shares (a)	7,477,575	—	499,999	160,939	(1,521,924)	5,616,591	217,362	81,048	808,950
JPMorgan Equity Income Fund Class R6 Shares (a)	7,832,118	—	500,000	(21,715)	(497,791)	6,812,612	429,818	104,354	199,504
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	18,748,006	—	16,000,001	4,116,678	(5,029,431)	1,835,252	99,959	60,705	539,171
JPMorgan High Yield Fund Class R6 Shares (a)	5,874,631	—	500,001	27,181	(355,085)	5,046,726	743,259	178,645	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (a)(b)	8,058,593	74,300,844	75,265,428	62	(960)	7,093,111	7,092,402	71,279	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	10,852,650	1,000,000	1,199,999	—	32,018	10,684,669	998,567	118,489	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	7,766,876	—	500,000	(50,361)	(1,560,090)	5,656,425	237,167	39,230	976,401
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	11,729,557	—	6,100,000	(41,887)	(250,716)	5,336,954	564,160	214,984	—

Total	$173,103,409	$81,318,668	$123,565,427	$3,056,535	$(9,224,401)	$124,688,784		$2,562,674	$2,553,630

Access Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF Shares (a)	$—	$9,039,219	$—	$—	$(752,493)	$8,286,726	$401,100	80,605	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	16,870,249	5,400,000	6,000,000	(257,182)	209,959	16,223,026	1,438,212	268,325	16,178
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,829,750	—	13,687,294	(344,763)	202,307	—	—	155,211	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	9,819,949	—	—	—	(228,371)	9,591,578	1,038,050	280,917	—

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

Access Growth Fund (continued)
For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Equity Focus Fund Class I Shares (a)	$7,077,061	$—	$—	$—	$(1,386,103)	$5,690,958	$220,240	82,121	$819,661
JPMorgan Equity Income Fund Class R6 Shares (a)	7,367,346	—	—	—	(538,548)	6,828,798	430,839	100,493	199,978
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	46,364,488	—	15,500,001	3,395,639	(9,642,681)	24,617,445	1,340,819	814,280	2,492,079
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (a)(b)	10,429,343	59,576,163	63,120,983	(204)	(1,057)	6,883,262	6,882,573	80,703	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	9,415,596	—	1,999,999	(5,634)	22,717	7,432,680	694,643	92,502	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	7,637,912	—	—	—	(1,690,665)	5,947,247	249,360	41,247	1,026,602

Total	$128,811,694	$74,015,382	$100,308,277	$2,787,856	$(13,804,935)	$91,501,720		$1,996,404	$4,554,498

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows:

	Class A	Class C	Class I	Class L	Total
Access Balanced Fund
Transfer agency fees	$70	$54	$1,492	$1,632	$3,248
Access Growth Fund
Transfer agency fees	115	36	3,066	1,281	4,498

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through October 31, 2019.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.70% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2018, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	94.2%	92.2%
Capital Guardian	2.9	3.9
T.Rowe Price	2.9	3.9

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including,

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of average daily net assets of the Subsidiaries.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	1.55%	2.05%	1.30%	1.15%
Access Growth Fund	1.55	2.05	1.30	1.15

The expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The Underlying Funds may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.75% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.45% during the period and affiliated service fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2019. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Service Fees	Total
Access Balanced Fund	$1,060,295	$9,513	$1,069,808
Access Growth Fund	935,991	9,039	945,030

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$69,359,638	$85,908,425
Access Growth Fund	57,121,103	75,200,876

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at December 31, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$493,994,711	$40,105,445	$15,397,244	$24,708,201
Access Growth Fund	437,095,021	48,469,239	11,258,731	37,210,508

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds each had one affiliated omnibus account which owned more than 10% of the respective Fund’s outstanding shares as follows:

Access Balanced Fund	98.0%
Access Growth Fund	98.1

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield (commonly known as “junk bonds”), asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

Each Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018 and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$943.40	$5.19	1.06%
Hypothetical	1,000.00	1,019.86	5.40	1.06
Class C
Actual	1,000.00	941.30	7.54	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	945.10	3.82	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class L
Actual	1,000.00	945.10	3.09	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	923.90	5.29	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class C
Actual	1,000.00	921.60	7.60	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class I
Actual	1,000.00	924.70	3.93	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class L
Actual	1,000.00	926.00	3.20	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, Capital Guardian Trust Company and T. Rowe Price Associates, Inc., for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds’ and/or Underlying Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Advisers

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and sub-advisers to the Funds gained from their experience as

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and sub-advisers, the commitment of the Adviser and sub-advisers to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and JPMPI, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the

Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the third, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively.

The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the second, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance for Class A shares was in the second, third and fifth quintiles based upon the Peer Group, and in the second, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fifth quintiles based upon the Peer Group, and in the second, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees also considered that the fees paid by the Adviser to the sub-advisers is out of the advisory fee. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class A shares were in the fifth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and the sub-advisory fees paid by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fifth quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and the sub-advisory fees paid by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	JPMORGAN ACCESS FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2018, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Access Balanced Fund	$3,323,479	$202,208
JPMorgan Access Growth Fund	3,145,784	237,465

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-ACCESS-1218

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2018 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 Index returned -6.85%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.20)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$3,485,212

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight position in Applied Materials Inc. and Capri Holdings Ltd. and its underweight position in Berkshire Hathaway Inc. Shares of Applied Materials, a maker of semiconductor manufacturing equipment, fell after the company forecast weaker-than-expected earnings and revenue for the fourth quarter of 2018 amid a slowdown in demand. Shares of Capri Holdings (formerly Michael Kors Holdings Ltd.), an apparel designer, fell after the company reported lower-than-expected sales and forecast lower-than-expected earnings and revenue in 2019. Shares of Berkshire Hathaway, an investment company not held by the Fund, rose after the company reported strong earnings growth in the second quarter of 2018, amid gains in insurance and rail traffic, and a lower effective tax rate.

Leading individual contributors to the Fund’s relative performance included its underweight positions in Facebook Inc. and Nvidia Corp. and its overweight position in VMware Inc. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018. Shares of Nvidia, a semiconductors manufacturer not held in the Fund, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for graphic card semiconductors. Shares of VMware, a provider of cloud computing software not held in the Benchmark, rose after the company reported better-than-expected results for the third quarter of 2018 and raised its 2019 earnings forecast.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.5%
2.	Alphabet, Inc., Class C	3.4
3.	Boeing Co. (The)	2.9
4.	Amgen, Inc.	2.6
5.	Anthem, Inc.	2.3
6.	Citigroup, Inc.	2.2
7.	Apple, Inc.	2.2
8.	Humana, Inc.	2.1
9.	Bank of America Corp.	1.9
10.	eBay, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Health Care	14.8
Financials	13.3
Consumer Discretionary	10.7
Industrials	9.2
Communication Services	9.0
Energy	6.1
Consumer Staples	5.9
Utilities	3.4
Real Estate	2.6
Materials	1.7
Investment of cash collateral from securities loaned	1.1
Short-Term Investments	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(14.09)%	(11.67)%	6.14%	11.96%
Without Sales Charge		(9.34)	(6.78)	7.29	12.57
CLASS C SHARES	February 19, 2005
With CDSC***		(10.54)	(8.22)	6.76	12.01
Without CDSC		(9.54)	(7.22)	6.76	12.01
CLASS I SHARES	February 28, 2003	(9.20)	(6.52)	7.59	12.86
CLASS R2 SHARES	November 3, 2008	(9.43)	(7.00)	7.03	12.29
CLASS R5 SHARES	May 15, 2006	(9.14)	(6.41)	7.77	13.07
CLASS R6 SHARES	November 2, 2015	(9.11)	(6.31)	7.84	13.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.96)%
Russell 1000 Growth Index	(8.17)%

Net Assets as of 12/31/2018 (In Thousands)	$1,046,255

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and communication services sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Applied Materials Inc., Tenet Healthcare Corp. and Align Technology Inc. Shares of Applied Materials, a maker of semiconductor manufacturing equipment, fell after the company forecast weaker-than-expected earnings and revenue for the fourth quarter of 2018 amid a slowdown in demand. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities not held in the Benchmark, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal. Shares of Align Technology, a maker of dental devices, fell after the company forecast weakness in revenue and earnings for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s underweight positions in Facebook Inc. and Nvidia Corp. and its overweight position in VMware Inc. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018. Shares of Nvidia, a semiconductors manufacturer not held in the Fund, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for graphics card semiconductors. Shares of VMware, a provider of cloud computing software, rose after the company reported better-than-expected results for the third quarter of 2018 and raised its forecast for 2019 earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.4%
2.	Apple, Inc.	5.0
3.	Alphabet, Inc., Class C	4.7
4.	Amazon.com, Inc.	4.4
5.	Visa, Inc., Class A	3.6
6.	Boeing Co. (The)	3.4
7.	Amgen, Inc.	2.7
8.	Alphabet, Inc., Class A	2.6
9.	Humana, Inc.	2.1
10.	eBay, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.7%
Consumer Discretionary	15.2
Health Care	13.4
Communication Services	12.0
Industrials	11.1
Consumer Staples	5.8
Financials	2.8
Real Estate	2.1
Energy	1.9
Materials	1.2
Utilities	0.5
Investment of cash collateral from securities loaned	1.5
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(13.84)%	(8.82)%	8.39%	13.72%
Without Sales Charge		(9.07)	(3.78)	9.57	14.33
CLASS C SHARES	February 19, 2005
With CDSC***		(10.30)	(5.26)	9.03	13.76
Without CDSC		(9.30)	(4.26)	9.03	13.76
CLASS I SHARES	February 28, 2003	(8.96)	(3.53)	9.84	14.62
CLASS R2 SHARES	November 3, 2008	(9.18)	(4.01)	9.30	14.04
CLASS R5 SHARES	May 15, 2006	(8.90)	(3.39)	10.05	14.84
CLASS R6 SHARES	November 2, 2015	(8.83)	(3.27)	10.10	14.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth

Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.54)%
Russell Midcap Index	(11.14)%

Net Assets as of 12/31/2018 (In Thousands)	$526,121

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the software & services and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the media and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Conduent Inc., DXC Technology Co. and Urban Outfitters Inc. Shares of Conduent, a provider of business process services, fell after the company reported lower-than-expected revenue for the third quarter of 2018. Shares of DXC Technology, a consulting and outsourcing company, fell after the company’s head of Americas operations left the company amid a drop in revenue. Shares of Urban Outfitters, an apparel retailer, fell after the company forecast weakness in third quarter sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tribune Media Co., NRG Energy Inc. and Popular Inc. Shares of Tribune Media, a television broadcaster, rose after the company agreed to be acquired by Nexstar Media Group Inc. for an estimated $6.4 billion. Shares of NRG Energy, an electric utility, rose after the company posted better-than-expected earnings for the second quarter of 2018. Shares of Popular, a Puerto Rico-based bank holding company not held in the Benchmark, rose after the company reported strong results for the second and third quarters of 2018 and after the company unveiled a $125 million share repurchase plan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vistra Energy Corp.	2.1%
2.	Tribune Media Co., Class A	2.0
3.	NRG Energy, Inc.	2.0
4.	Ingersoll-Rand plc	1.9
5.	Centene Corp.	1.9
6.	Sabre Corp.	1.9
7.	Symantec Corp.	1.8
8.	LPL Financial Holdings, Inc.	1.7
9.	Popular, Inc. (Puerto Rico)	1.6
10.	Equity Commonwealth	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.2%
Industrials	16.6
Financials	11.3
Health Care	11.2
Consumer Discretionary	9 .4
Real Estate	8 .5
Utilities	6 .9
Materials	4 .5
Communication Services	4 .4
Consumer Staples	4 .3
Energy	3 .7
Others (each less than 1.0%)	0 .5
Short-Term Investments	1 .5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		(17.25)%	(16.49)%	3.36%	11.73%
Without Sales Charge		(12.67)	(11.86)	4.48	12.33
CLASS C SHARES	March 22, 1999
With CDSC***		(13.86)	(13.27)	3.87	11.64
Without CDSC		(12.86)	(12.27)	3.87	11.64
CLASS I SHARES	June 1, 1991	(12.54)	(11.62)	4.75	12.62
CLASS R3 SHARES	September 9, 2016	(12.69)	(11.88)	4.47	12.33
CLASS R4 SHARES	September 9, 2016	(12.53)	(11.61)	4.74	12.62
CLASS R6 SHARES	November 2, 2015	(12.44)	(11.41)	4.91	12.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.11)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$22,834

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the information technology and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and financials sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Microsoft Corp. and Verizon Communications Inc. and its underweight position in Facebook Inc. Shares of Microsoft, a provider of software, services and devices, rose after the company’s earnings outperformed industry peers and forecast strong earnings growth for the first quarter of 2019. Shares of Verizon Communications, a provider of wireless communications products and services, rose after the company reported better-than-expected earnings for the third quarter of 2018. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Citigroup Inc. and United Rentals Inc. and its underweight position in Berkshire Hathaway Inc. Shares of Citigroup, a banking and financial services company, fell after the company reported lower-than-expected revenue for the third quarter of 2018. Shares of United Rentals, an equipment rental company, fell after the company’s reported mixed results for the third quarter of 2018. Shares of Berkshire Hathaway, an investment company that was not held by the Fund, rose after the company reported strong earnings growth in the second quarter of 2018 amid gains in insurance and railroad traffic, and a lower effective tax rate.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	3.1
3.	Verizon Communications, Inc.	3.0
4.	Cisco Systems, Inc.	2.9
5.	Amazon.com, Inc.	2.9
6.	Citigroup, Inc.	2.8
7.	Amgen, Inc.	2.7
8.	PepsiCo, Inc.	2.6
9.	Alphabet, Inc., Class C	2.5
10.	Anthem, Inc.	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.2%
Health Care	16.1
Financials	14.8
Consumer Discretionary	10.6
Communication Services	9.8
Industrials	9.7
Consumer Staples	6.0
Energy	5.2
Utilities	3.0
Materials	1.9
Real Estate	0.8
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(11.15)%	(10.02)%	6.23%	12.49%
Without Sales Charge		(6.22)	(5.03)	7.38	13.10
CLASS C SHARES	February 19, 2005
With CDSC***		(7.46)	(6.50)	6.85	12.53
Without CDSC		(6.46)	(5.50)	6.85	12.53
CLASS I SHARES	February 28, 2003	(6.11)	(4.78)	7.65	13.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.27)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$979,320

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the information technology and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and industrials sector was a leading contributor to performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Berkshire Hathaway Inc. and its overweight positions in Applied Materials Inc. and Tenet Healthcare Inc. Shares of Berkshire Hathaway, an investment company not held by the Fund, rose after the company reported strong earnings growth in the second quarter of 2018 amid gains in insurance and railroad traffic and a lower effective tax rate. Shares of Applied Materials, a maker of semiconductor manufacturing equipment that was not held in the Benchmark, fell after the company forecast weaker-than-expected earnings and revenue for the fourth quarter of 2018 amid a slowdown in demand. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities not held in the Benchmark, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal.

Leading individual contributors to relative performance included the Fund’s overweight positions in ConocoPhillips and Boeing Co. and its underweight position in General Electric Co. Shares of ConocoPhillips, an integrated oil and natural gas producer, rose after the Organization of Petroleum Exporting Countries held off further increases in oil production in the third quarter of 2018, which helped to lift global oil prices. Shares of Boeing, a commercial aircraft manufacturer not held in the Benchmark, rose as the company outperformed its peers during the reporting period. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Pfizer, Inc.	2.9
3.	Citigroup, Inc.	2.8
4.	ConocoPhillips	2.6
5.	Verizon Communications, Inc.	2.5
6.	Travelers Cos., Inc. (The)	2.4
7.	Amgen, Inc.	2.2
8.	Boeing Co. (The)	2.0
9.	Humana, Inc.	1.9
10.	Chevron Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.7%
Health Care	14.6
Energy	9.8
Information Technology	9.5
Industrials	7.6
Consumer Staples	6.6
Consumer Discretionary	6.6
Communication Services	6.2
Utilities	6.1
Real Estate	5.4
Materials	3.1
Investment of cash collateral from securities loaned	3.2
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(14.12)%	(13.35)%	3.77%	10.29%
Without Sales Charge		(9.37)	(8.55)	4.90	10.88
CLASS C SHARES	February 19, 2005
With CDSC***		(10.59)	(9.98)	4.38	10.33
Without CDSC		(9.59)	(8.98)	4.38	10.33
CLASS I SHARES	February 28, 2003	(9.27)	(8.34)	5.08	11.08
CLASS R2 SHARES	November 3, 2008	(9.49)	(8.77)	4.62	10.59
CLASS R5 SHARES	May 15, 2006	(9.17)	(8.17)	5.28	11.30
CLASS R6 SHARES	November 30, 2010	(9.11)	(8.06)	5.35	11.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 3.7%

Boeing Co. (The)	316	101,878

TransDigm Group, Inc. *	79	26,864

		128,742

Air Freight & Logistics — 0.1%

Expeditors International of Washington, Inc.	29	1,941

Airlines — 1.4%

Delta Air Lines, Inc.	309	15,441

United Continental Holdings, Inc. *	397	33,258

		48,699

Automobiles — 0.8%

General Motors Co.	836	27,954

Banks — 5.1%

Bank of America Corp.	2,807	69,155

Citigroup, Inc.	1,536	79,954

M&T Bank Corp.	33	4,737

Regions Financial Corp.	1,705	22,806

		176,652

Beverages — 2.1%

Molson Coors Brewing Co., Class B	460	25,837

PepsiCo, Inc.	413	45,628

		71,465

Biotechnology — 6.0%

AbbVie, Inc.	475	43,763

Amgen, Inc.	477	92,905

Celgene Corp. *	246	15,772

Gilead Sciences, Inc.	882	55,182

		207,622

Capital Markets — 0.4%

Ameriprise Financial, Inc.	135	14,038

Chemicals — 1.2%

CF Industries Holdings, Inc.	597	25,953

Huntsman Corp.	802	15,467

		41,420

Communications Equipment — 1.9%

Cisco Systems, Inc.	880	38,126

Palo Alto Networks, Inc. *	148	27,951

		66,077

Consumer Finance — 4.5%

American Express Co.	637	60,700

Capital One Financial Corp.	501	37,878

Credit Acceptance Corp. *	76	28,947

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — continued

Discover Financial Services	55	3,220

Synchrony Financial	1,122	26,318

		157,063

Diversified Consumer Services — 0.8%

H&R Block, Inc.	1,105	28,024

Diversified Telecommunication Services — 2.4%

AT&T, Inc.	1,239	35,367

Verizon Communications, Inc.	835	46,915

		82,282

Electric Utilities — 1.4%

Exelon Corp.	857	38,637

NextEra Energy, Inc.	58	10,099

		48,736

Entertainment — 0.9%

Take-Two Interactive Software, Inc. *	90	9,267

World Wrestling Entertainment, Inc., Class A (a)	291	21,714

		30,981

Equity Real Estate Investment Trusts (REITs) — 1.9%

American Tower Corp.	85	13,446

AvalonBay Communities, Inc.	113	19,668

Medical Properties Trust, Inc.	1,776	28,550

Ryman Hospitality Properties, Inc.	87	5,829

		67,493

Food & Staples Retailing — 1.0%

Walgreens Boots Alliance, Inc.	494	33,728

Food Products — 1.8%

Archer-Daniels-Midland Co.	392	16,040

General Mills, Inc.	309	12,032

Pilgrim’s Pride Corp. *	710	11,011

Post Holdings, Inc. *	280	24,965

		64,048

Health Care Equipment & Supplies — 0.6%

DexCom, Inc. *	162	19,360

Health Care Providers & Services — 7.9%

Anthem, Inc.	306	80,391

Centene Corp. *	121	13,928

HCA Healthcare, Inc.	196	24,405

Humana, Inc.	258	73,883

McKesson Corp.	184	20,283

Molina Healthcare, Inc. *	204	23,697

Tenet Healthcare Corp. *	706	12,106

WellCare Health Plans, Inc. *	107	25,213

		273,906

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 1.4%

Dunkin’ Brands Group, Inc.	389	24,968

Marriott Vacations Worldwide Corp.	351	24,728

		49,696

Household Durables — 0.4%

PulteGroup, Inc.	530	13,777

Household Products — 0.4%

Energizer Holdings, Inc.	276	12,475

Independent Power and Renewable Electricity Producers — 2.1%

AES Corp.	1,454	21,030

NRG Energy, Inc.	768	30,421

Vistra Energy Corp. *	907	20,768

		72,219

Insurance — 3.7%

Allstate Corp. (The) (a)	275	22,740

Everest Re Group Ltd.	103	22,516

First American Financial Corp.	63	2,826

Lincoln National Corp.	463	23,741

Progressive Corp. (The)	175	10,528

Travelers Cos., Inc. (The)	380	45,457

		127,808

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A *	38	39,813

Alphabet, Inc., Class C *	118	122,616

Twitter, Inc. *	884	25,418

		187,847

Internet & Direct Marketing Retail — 5.3%

Amazon.com, Inc. *	40	59,628

Booking Holdings, Inc. *	17	28,420

eBay, Inc. *	2,452	68,839

Expedia Group, Inc.	238	26,777

		183,664

IT Services — 0.4%

DXC Technology Co.	292	15,545

Machinery — 2.0%

Allison Transmission Holdings, Inc.	668	29,345

Caterpillar, Inc.	323	40,980

		70,325

Media — 0.6%

Comcast Corp., Class A	493	16,800

Omnicom Group, Inc.	64	4,673

		21,473

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	1,369	14,109

Newmont Mining Corp.	119	4,120

		18,229

Multiline Retail — 0.8%

Kohl’s Corp.	410	27,206

Oil, Gas & Consumable Fuels — 6.3%

Chevron Corp.	209	22,770

ConocoPhillips	1,096	68,361

HollyFrontier Corp. (a)	413	21,102

Marathon Petroleum Corp.	414	24,448

PBF Energy, Inc., Class A	522	17,037

Peabody Energy Corp.	762	23,232

Valero Energy Corp.	569	42,650

		219,600

Personal Products — 0.8%

Herbalife Nutrition Ltd. *	503	29,640

Pharmaceuticals — 0.8%

Allergan plc	113	15,077

Bristol-Myers Squibb Co.	113	5,884

Pfizer, Inc.	181	7,896

		28,857

Professional Services — 0.4%

Robert Half International, Inc.	255	14,563

Real Estate Management & Development — 0.7%

CBRE Group, Inc., Class A *	628	25,150

Road & Rail — 0.5%

CSX Corp.	178	11,084

Union Pacific Corp.	57	7,893

		18,977

Semiconductors & Semiconductor Equipment — 3.3%

Applied Materials, Inc.	1,624	53,160

KLA-Tencor Corp.	139	12,475

Lam Research Corp.	181	24,620

Micron Technology, Inc. *	164	5,216

QUALCOMM, Inc.	367	20,903

		116,374

Software — 8.6%

Citrix Systems, Inc.	269	27,521

Fortinet, Inc. *	305	21,453

Microsoft Corp.	1,570	159,484

Oracle Corp.	680	30,693

VMware, Inc., Class A (a)	440	60,351

		299,502

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 0.7%

Urban Outfitters, Inc. *	746	24,764

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	488	76,946

HP, Inc.	1,783	36,470

NetApp, Inc.	392	23,385

Western Digital Corp.	141	5,216

		142,017

Textiles, Apparel & Luxury Goods — 0.7%

Hanesbrands, Inc.	1,280	16,032

Tapestry, Inc.	297	10,031

		26,063

Trading Companies & Distributors — 1.3%

HD Supply Holdings, Inc. *	493	18,486

United Rentals, Inc. *	205	21,049

WW Grainger, Inc.	17	4,701

		44,236

Total Common Stocks (Cost $3,029,828)		3,380,238

Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $154,290)	154,290	154,290

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	33,503	33,500

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	6,353	6,353

Total Investment of Cash Collateral from Securities Loaned (Cost $39,853)		39,853

Total Investments — 102.6% (Cost $3,223,971)		3,574,381
Liabilities in Excess of Other Assets — (2.6%)		(89,169)

NET ASSETS — 100.0%		3,485,212

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $39,302,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	800	03/2019	USD	100,120	168

					168

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Aerospace & Defense — 3.6%

Boeing Co. (The)	111	35,636

TransDigm Group, Inc. *	7	2,245

		37,881

Air Freight & Logistics — 0.3%

Expeditors International of Washington, Inc.	52	3,527

Airlines — 1.3%

Delta Air Lines, Inc.	75	3,753

United Continental Holdings, Inc. *	121	10,157

		13,910

Auto Components — 0.3%

Lear Corp.	27	3,330

Beverages — 2.3%

Molson Coors Brewing Co., Class B	117	6,571

PepsiCo, Inc.	154	17,025

		23,596

Biotechnology — 6.8%

AbbVie, Inc.	74	6,822

Amgen, Inc.	147	28,684

Celgene Corp. *	33	2,083

Gilead Sciences, Inc.	217	13,598

Loxo Oncology, Inc. *	39	5,435

Vertex Pharmaceuticals, Inc. *	91	15,013

		71,635

Capital Markets — 0.8%

Moody’s Corp.	3	462

MSCI, Inc.	55	8,065

		8,527

Chemicals — 0.7%

CF Industries Holdings, Inc.	135	5,887

Westlake Chemical Corp.	17	1,138

		7,025

Communications Equipment — 1.6%

Cisco Systems, Inc.	55	2,361

F5 Networks, Inc. *	36	5,817

Palo Alto Networks, Inc. *	46	8,570

		16,748

Consumer Finance — 1.2%

Credit Acceptance Corp. *	23	8,930

FirstCash, Inc.	50	3,610

		12,540

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.7%

H&R Block, Inc.(a)	304	7,715

Entertainment — 1.6%

Netflix, Inc. *	26	6,906

Take-Two Interactive Software, Inc. *	22	2,254

World Wrestling Entertainment, Inc., Class A (a)	100	7,435

		16,595

Equity Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	23	4,055

Medical Properties Trust, Inc.	258	4,155

Ryman Hospitality Properties, Inc.	103	6,876

		15,086

Food & Staples Retailing — 0.6%

Walgreens Boots Alliance, Inc.	86	5,849

Food Products — 1.9%

General Mills, Inc.	203	7,893

Pilgrim’s Pride Corp. *	246	3,820

Post Holdings, Inc. * (a)	93	8,245

		19,958

Health Care Equipment & Supplies — 0.7%

DexCom, Inc. *	60	7,140

Health Care Providers & Services — 5.4%

Anthem, Inc.	57	14,944

Humana, Inc.	77	22,173

Molina Healthcare, Inc. *	66	7,694

Tenet Healthcare Corp. * (a)	217	3,723

WellCare Health Plans, Inc. *	32	7,484

		56,018

Health Care Technology — 0.3%

Veeva Systems, Inc., Class A *	34	3,037

Hotels, Restaurants & Leisure — 1.7%

Dunkin’ Brands Group, Inc.	111	7,092

Marriott Vacations Worldwide Corp.	98	6,938

Wendy’s Co. (The) (a)	221	3,456

		17,486

Household Durables — 0.5%

PulteGroup, Inc.	202	5,242

Independent Power and Renewable Electricity Producers — 0.5%

NRG Energy, Inc.	128	5,061

Insurance — 0.8%

Allstate Corp. (The)	10	826

Everest Re Group Ltd. (a)	3	653

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued

First American Financial Corp.	93	4,165

Lincoln National Corp.	34	1,760

Progressive Corp. (The)	24	1,454

		8,858

Interactive Media & Services — 10.1%

Alphabet, Inc., Class A *	26	27,064

Alphabet, Inc., Class C *	48	49,295

Facebook, Inc., Class A *	42	5,532

IAC/InterActiveCorp *	44	7,981

TripAdvisor, Inc. *	153	8,226

Twitter, Inc. *	262	7,536

		105,634

Internet & Direct Marketing Retail — 8.8%

Amazon.com, Inc. *	31	46,711

Booking Holdings, Inc. *	10	17,913

eBay, Inc. *	708	19,860

Expedia Group, Inc.	68	7,694

		92,178

IT Services — 6.2%

DXC Technology Co.	150	7,986

GoDaddy, Inc., Class A *	90	5,886

Mastercard, Inc., Class A	20	3,848

Sabre Corp.	87	1,873

VeriSign, Inc. *	54	7,978

Visa, Inc., Class A	285	37,643

		65,214

Life Sciences Tools & Services — 0.3%

Waters Corp. *	16	3,037

Machinery — 2.4%

Allison Transmission Holdings, Inc.	185	8,141

Caterpillar, Inc.	97	12,338

Deere & Co.	28	4,132

		24,611

Media — 0.4%

Omnicom Group, Inc. (a)	20	1,487

Sirius XM Holdings, Inc. (a)	540	3,082

		4,569

Metals & Mining — 0.5%

Freeport -McMoRan, Inc.	517	5,329

Multiline Retail — 0.7%

Kohl’s Corp.	117	7,755

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.9%

ConocoPhillips	126	7,825

Marathon Petroleum Corp.	17	1,003

PBF Energy, Inc., Class A	62	2,012

Peabody Energy Corp.	220	6,700

Valero Energy Corp.	30	2,212

		19,752

Personal Products — 1.2%

Herbalife Nutrition Ltd. *	143	8,436

Nu Skin Enterprises, Inc., Class A	61	3,747

		12,183

Professional Services — 0.7%

Robert Half International, Inc.	131	7,510

Real Estate Management & Development — 0.7%

CBRE Group, Inc., Class A *	176	7,051

Road & Rail — 0.6%

Avis Budget Group, Inc. *	27	602

Union Pacific Corp.	37	5,156

		5,758

Semiconductors & Semiconductor Equipment — 3.3%

Applied Materials, Inc.	551	18,023

KLA-Tencor Corp.	50	4,430

Lam Research Corp.	64	8,660

Maxim Integrated Products, Inc. (a)	19	956

Micron Technology, Inc. *	91	2,891

		34,960

Software — 13.5%

Adobe, Inc. *	87	19,705

Citrix Systems, Inc.	84	8,617

Fortinet, Inc. *	116	8,135

Microsoft Corp.	772	78,397

Oracle Corp.	151	6,836

VMware, Inc., Class A (a)	142	19,417

		141,107

Specialty Retail — 1.3%

Burlington Stores, Inc. *	38	6,214

Urban Outfitters, Inc. *	225	7,480

		13,694

Technology Hardware, Storage & Peripherals — 6.2%

Apple, Inc.	335	52,867

HP, Inc.	190	3,885

NetApp, Inc.	118	7,047

Western Digital Corp.	42	1,556

		65,355

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 1.3%

Hanesbrands, Inc.	676	8,468

Ralph Lauren Corp.	18	1,811

Tapestry, Inc.	84	2,848

		13,127

Trading Companies & Distributors — 2.3%

HD Supply Holdings, Inc. *	229	8,607

United Rentals, Inc. *	70	7,136

WW Grainger, Inc.	29	8,160

		23,903

Total Common Stocks (Cost $801,848)		1,019,491

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $18,780)	18,780	18,780

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	11,001	11,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	4,795	4,795

Total Investment of Cash Collateral from Securities Loaned (Cost $15,795)		15,795

Total Investments — 100.7% (Cost $836,423)		1,054,066
Liabilities in Excess of Other Assets — (0.7%)		(7,811)

NET ASSETS — 100.0%		1,046,255

Percentages indicated are based on net assets.

Abbreviations
MSCI	Morgan Stanley Capital International

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $14,187,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	212	03/2019	USD	26,532	(214)

					(214)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Aerospace & Defense — 2.0%

HEICO Corp., Class A	22	1,386

Huntington Ingalls Industries, Inc.	28	5,313

Spirit AeroSystems Holdings, Inc., Class A	30	2,184

Teledyne Technologies, Inc. *	8	1,615

		10,498

Air Freight & Logistics — 0.2%

CH Robinson Worldwide, Inc.	10	858

Airlines — 1.1%

United Continental Holdings, Inc. *	69	5,735

Banks — 3.2%

East West Bancorp, Inc.	24	1,062

KeyCorp	100	1,479

Popular, Inc. (Puerto Rico)	185	8,736

Regions Financial Corp.	94	1,255

SVB Financial Group *	17	3,210

Synovus Financial Corp.	33	1,046

		16,788

Biotechnology — 1.6%

Alkermes plc *	43	1,254

Alnylam Pharmaceuticals, Inc. *	19	1,407

BioMarin Pharmaceutical, Inc. *	1	119

Exelixis, Inc. *	55	1,086

Incyte Corp. *	32	2,022

Moderna, Inc. * (a)	173	2,647

		8,535

Building Products — 1.2%

Masco Corp.	208	6,070

Capital Markets — 3.4%

E* TRADE Financial Corp.	9	404

Lazard Ltd., Class A	20	738

LPL Financial Holdings, Inc.	150	9,171

MSCI, Inc.	44	6,428

Raymond James Financial, Inc.	18	1,332

		18,073

Chemicals — 1.9%

Cabot Corp.	87	3,719

Eastman Chemical Co.	3	234

Huntsman Corp.	208	4,016

Westlake Chemical Corp.	32	2,137

		10,106

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.5%

KAR Auction Services, Inc.	164	7,836

Communications Equipment — 0.9%

CommScope Holding Co., Inc. *	83	1,362

F5 Networks, Inc. *	21	3,354

		4,716

Construction & Engineering — 1.8%

AECOM *	191	5,051

Jacobs Engineering Group, Inc.	76	4,460

		9,511

Consumer Finance — 0.2%

Discover Financial Services	8	460

Synchrony Financial	20	467

		927

Containers & Packaging — 1.3%

Avery Dennison Corp.	7	638

Berry Global Group, Inc. *	98	4,663

Westrock Co.	39	1,457

		6,758

Diversified Consumer Services — 0.4%

frontdoor, Inc. *	32	856

ServiceMaster Global Holdings, Inc. *	36	1,326

		2,182

Diversified Telecommunication Services — 0.8%

CenturyLink, Inc.	269	4,081

Electric Utilities — 0.0% (b)

FirstEnergy Corp.	5	188

Electrical Equipment — 0.8%

GrafTech International Ltd.	165	1,891

Regal Beloit Corp.	31	2,193

		4,084

Electronic Equipment, Instruments & Components — 2.5%

CDW Corp.	29	2,318

Coherent, Inc. *	11	1,124

Dolby Laboratories, Inc., Class A	95	5,869

Jabil, Inc.	159	3,929

		13,240

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co.	45	978

Entertainment — 1.6%

Activision Blizzard, Inc.	29	1,350

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — continued

Take-Two Interactive Software, Inc. *	61	6,290

Viacom, Inc., Class B	22	553

		8,193

Equity Real Estate Investment Trusts (REITs) — 8.3%

American Homes 4 Rent, Class A	59	1,167

Brixmor Property Group, Inc.	23	344

Camden Property Trust	7	643

CoreSite Realty Corp.	3	227

Corporate Office Properties Trust	69	1,445

Douglas Emmett, Inc.	13	430

Equinix, Inc.	20	7,016

Equity Commonwealth	287	8,617

Equity LifeStyle Properties, Inc.	19	1,826

Gaming and Leisure Properties, Inc.	155	5,011

Host Hotels & Resorts, Inc.	123	2,049

Hudson Pacific Properties, Inc.	68	1,976

Invitation Homes, Inc.	136	2,731

Mid-America Apartment Communities, Inc.	9	858

Park Hotels & Resorts, Inc.	15	390

Regency Centers Corp.	18	1,027

Retail Properties of America, Inc., Class A	110	1,188

SBA Communications Corp. *	3	534

Sun Communities, Inc.	17	1,739

VICI Properties, Inc.	147	2,755

Weyerhaeuser Co.	76	1,668

		43,641

Food Products — 3.1%

Archer-Daniels-Midland Co.	77	3,151

Ingredion, Inc.	55	4,981

Pilgrim’s Pride Corp. *	182	2,817

Tyson Foods, Inc., Class A	102	5,436

		16,385

Gas Utilities — 1.4%

National Fuel Gas Co.	13	665

UGI Corp.	125	6,666

		7,331

Health Care Equipment & Supplies — 3.2%

Hill-Rom Holdings, Inc.	61	5,357

Hologic, Inc. *	53	2,183

STERIS plc	3	321

Teleflex, Inc.	5	1,318

Zimmer Biomet Holdings, Inc.	75	7,758

		16,937

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Providers & Services — 5.0%

AmerisourceBergen Corp.	64		4,732

Cardinal Health, Inc.	45		1,989

Centene Corp. *	88		10,169

DaVita, Inc. *	93		4,786

Premier, Inc., Class A *	126		4,721

			26,397

Hotels, Restaurants & Leisure — 1.5%

Chipotle Mexican Grill, Inc. *	5		2,116

Extended Stay America, Inc.	311		4,816

Vail Resorts, Inc.	4		822

			7,754

Household Durables — 0.2%

NVR, Inc. *	—	(c)	1,097

Independent Power and Renewable Electricity Producers — 4.8%

AES Corp.	253		3,661

NRG Energy, Inc.	263		10,403

Vistra Energy Corp. *	494		11,306

			25,370

Insurance — 3.5%

American Financial Group, Inc.	31		2,770

American National Insurance Co.	2		255

Arch Capital Group Ltd. *	20		525

Aspen Insurance Holdings Ltd. (Bermuda)	14		567

Assurant, Inc.	4		380

Assured Guaranty Ltd.	20		762

Everest Re Group Ltd.	11		2,482

Fidelity National Financial, Inc.	21		665

First American Financial Corp.	65		2,915

Hanover Insurance Group, Inc. (The)	29		3,421

Hartford Financial Services Group, Inc. (The)	18		818

Lincoln National Corp.	19		954

Old Republic International Corp.	19		381

Progressive Corp. (The)	29		1,725

			18,620

Internet & Direct Marketing Retail — 0.3%

Expedia Group, Inc.	6		619

Qurate Retail, Inc. *	53		1,029

			1,648

IT Services — 7.1%

Black Knight, Inc. *	64		2,880

Conduent, Inc. *	339		3,606

DXC Technology Co.	102		5,402

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fidelity National Information Services, Inc.	22	2,277

Genpact Ltd.	18	481

Sabre Corp.	460	9,961

Square, Inc., Class A *	26	1,481

Total System Services, Inc.	48	3,861

VeriSign, Inc. *	11	1,631

Worldpay, Inc. *	76	5,816

		37,396

Life Sciences Tools & Services — 0.2%

Agilent Technologies, Inc.	14	958

Machinery — 3.6%

Allison Transmission Holdings, Inc.	49	2,160

Crane Co.	54	3,890

Gardner Denver Holdings, Inc. *	20	415

Ingersoll-Rand plc	112	10,200

Timken Co. (The)	66	2,452

		19,117

Media — 2.1%

DISH Network Corp., Class A *	22	542

Tribune Media Co., Class A	237	10,769

		11,311

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	53	550

Steel Dynamics, Inc.	141	4,236

		4,786

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Two Harbors Investment Corp.	440	5,647

Multiline Retail — 1.5%

Dollar General Corp.	38	4,150

Kohl’s Corp.	40	2,634

Macy’s, Inc.	34	1,001

		7,785

Multi-Utilities — 0.7%

CenterPoint Energy, Inc.	47	1,330

CMS Energy Corp.	44	2,204

		3,534

Oil, Gas & Consumable Fuels — 3.6%

Cimarex Energy Co.	4	274

Devon Energy Corp.	139	3,131

Marathon Oil Corp.	360	5,158

Marathon Petroleum Corp.	42	2,490

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Murphy Oil Corp.	22	508

Noble Energy, Inc.	3	58

ONEOK, Inc.	34	1,845

PBF Energy, Inc., Class A	81	2,653

Valero Energy Corp.	14	1,012

Williams Cos., Inc. (The)	34	752

WPX Energy, Inc. *	76	865

		18,746

Paper & Forest Products — 0.4%

Domtar Corp.	65	2,269

Personal Products — 1.2%

Herbalife Nutrition Ltd. *	90	5,276

Nu Skin Enterprises, Inc., Class A	17	1,067

		6,343

Pharmaceuticals — 1.2%

Elanco Animal Health, Inc. * (a)	66	2,065

Mylan NV *	94	2,579

Nektar Therapeutics *	32	1,045

Perrigo Co. plc	20	783

		6,472

Professional Services — 2.7%

IHS Markit Ltd. *	117	5,588

ManpowerGroup, Inc.	70	4,549

TransUnion	68	3,874

		14,011

Real Estate Management & Development — 0.3%

CBRE Group, Inc., Class A *	44	1,754

Road & Rail — 1.1%

Landstar System, Inc.	11	1,014

Schneider National, Inc., Class B	252	4,711

		5,725

Semiconductors & Semiconductor Equipment — 3.8%

KLA-Tencor Corp.	21	1,843

Lam Research Corp.	50	6,822

Marvell Technology Group Ltd.	483	7,823

ON Semiconductor Corp. *	207	3,421

Teradyne, Inc.	6	201

		20,110

Software — 2.2%

Nuance Communications, Inc. *	150	1,984

Symantec Corp.	518	9,782

		11,766

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.4%

Advance Auto Parts, Inc.	40	6,314

AutoZone, Inc. *	2	1,677

Best Buy Co., Inc.	101	5,344

Urban Outfitters, Inc. *	136	4,518

		17,853

Technology Hardware, Storage & Peripherals — 0.8%

Dell Technologies, Inc., Class C *	20	988

NCR Corp. *	67	1,539

NetApp, Inc.	21	1,265

Western Digital Corp.	15	551

		4,343

Textiles, Apparel & Luxury Goods — 2.2%

Columbia Sportswear Co.	57	4,818

Lululemon Athletica, Inc. *	2	231

Michael Kors Holdings Ltd. *	77	2,928

PVH Corp.	3	251

Tapestry, Inc.	94	3,159

		11,387

Trading Companies & Distributors — 0.9%

HD Supply Holdings, Inc. *	59	2,210

WESCO International, Inc. *	49	2,366

		4,576

Total Common Stocks (Cost $482,099)		520,426

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $7,866)	7,866	7,866

Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $2,705)	2,705	2,705

Total Investments — 100.9% (Cost $492,670)		530,997
Liabilities in Excess of Other Assets — (0.9%)		(4,876)

NET ASSETS — 100.0%		526,121

Percentages indicated are based on net assets.

Abbreviations
MSCI	Morgan Stanley Capital International

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $2,801,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P Midcap 400 E-Mini Index	43	03/2019	USD	7,154	(173)

					(173)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.4%

Boeing Co. (The)	2	545

Airlines — 1.2%

Delta Air Lines, Inc.	5	271

Banks — 6.4%

Bank of America Corp.	21	510

Citigroup, Inc.	12	631

PNC Financial Services Group, Inc. (The)	3	322

		1,463

Beverages — 2.6%

PepsiCo, Inc.	5	601

Biotechnology — 6.2%

AbbVie, Inc.	2	145

Amgen, Inc.	3	620

Biogen, Inc. *	1	209

Gilead Sciences, Inc.	7	438

		1,412

Capital Markets — 2.2%

Bank of New York Mellon Corp. (The)	6	279

Northern Trust Corp.	3	215

		494

Chemicals — 0.9%

Axalta Coating Systems Ltd. *	9	205

Communications Equipment — 2.9%

Cisco Systems, Inc.	15	662

Consumer Finance — 2.3%

American Express Co.	6	537

Containers & Packaging — 1.0%

Ball Corp.	5	219

Diversified Consumer Services — 0.8%

H&R Block, Inc.	7	180

Diversified Telecommunication Services — 3.7%

AT&T, Inc.	5	147

Verizon Communications, Inc.	12	690

		837

Electric Utilities — 3.0%

Exelon Corp.	8	351

NextEra Energy, Inc.	2	345

		696

Energy Equipment & Services — 2.5%

Baker Hughes a GE Co.	6	130

Halliburton Co.	3	81

INVESTMENTS	SHARES (000)		VALUE ($000)

Energy Equipment & Services — continued

National Oilwell Varco, Inc.	8		209

TechnipFMC plc (United Kingdom)	8		159

			579

Entertainment — 2.0%

Electronic Arts, Inc. *	1		76

Walt Disney Co. (The)	4		386

			462

Equity Real Estate Investment Trusts (REITs) — 0.8%

Prologis, Inc.	3		182

Food & Staples Retailing — 1.8%

Walgreens Boots Alliance, Inc.	6		413

Health Care Equipment & Supplies — 2.2%

Abbott Laboratories	7		494

Health Care Providers & Services — 6.5%

Anthem, Inc.	2		566

Cigna Corp.	1		262

Humana, Inc.	2		536

WellCare Health Plans, Inc. *	—	(a)	113

			1,477

Hotels, Restaurants & Leisure — 1.1%

Chipotle Mexican Grill, Inc. *	—	(a)	194

Dunkin’ Brands Group, Inc.	1		63

			257

Household Products — 1.6%

Procter & Gamble Co. (The)	4		368

Insurance — 3.9%

Allstate Corp. (The)	3		269

Hartford Financial Services Group, Inc. (The)	5		215

Lincoln National Corp.	3		166

Travelers Cos., Inc. (The)	2		242

			892

Interactive Media & Services — 4.1%

Alphabet, Inc., Class A *	—	(a)	355

Alphabet, Inc., Class C *	1		580

			935

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. *	—	(a)	661

eBay, Inc. *	9		252

			913

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

IT Services — 2.0%

Accenture plc, Class A	3		465

Machinery — 3.7%

Allison Transmission Holdings, Inc.	4		186

Caterpillar, Inc.	2		226

Ingersoll-Rand plc	2		191

Xylem, Inc.	4		235

			838

Multiline Retail — 1.0%

Target Corp.	3		224

Oil, Gas & Consumable Fuels — 2.7%

ConocoPhillips	2		125

Phillips 66	3		239

Valero Energy Corp.	3		252

			616

Pharmaceuticals — 1.3%

Bristol-Myers Squibb Co.	3		146

Eli Lilly & Co.	1		141

			287

Road & Rail — 1.5%

CSX Corp.	5		340

Semiconductors & Semiconductor Equipment — 2.8%

Applied Materials, Inc.	13		412

KLA-Tencor Corp.	—	(a)	9

Lam Research Corp.	2		217

			638

Software — 7.4%

Adobe, Inc.*	1		181

Microsoft Corp.	15		1,511

			1,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.1%

Best Buy Co., Inc.	3	161

Home Depot, Inc. (The)	2	323

		484

Technology Hardware, Storage & Peripherals — 5.0%

Apple, Inc.	4	696

HP, Inc.	7	153

NetApp, Inc.	5	301

		1,150

Textiles, Apparel & Luxury Goods — 1.5%

Hanesbrands, Inc.	4	45

NIKE, Inc., Class B	4	310

		355

Trading Companies & Distributors — 0.9%

United Rentals, Inc. *	2	209

Total Common Stocks (Cost $20,523)		22,392

Short-term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $425)	425	425

Total Investments — 99.9% (Cost $20,948)		22,817
Other Assets Less Liabilities — 0.1%		17

NET ASSETS — 100.0%		22,834

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	3	03/2019	USD	375	2

					2

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 2.0%

Boeing Co. (The)	62	19,866

Airlines — 1.6%

Delta Air Lines, Inc.	130	6,478

United Continental Holdings, Inc. *	105	8,800

		15,278

Automobiles — 1.5%

General Motors Co.	439	14,698

Banks — 10.1%

Bank of America Corp.	1,255	30,911

CIT Group, Inc.	163	6,234

Citigroup, Inc.	536	27,883

Citizens Financial Group, Inc.	203	6,047

Fifth Third Bancorp	250	5,883

M&T Bank Corp.	51	7,328

Popular, Inc. (Puerto Rico)	155	7,314

Regions Financial Corp.	522	6,980

		98,580

Beverages — 1.8%

Molson Coors Brewing Co., Class B	131	7,363

PepsiCo, Inc.	93	10,252

		17,615

Biotechnology — 4.7%

AbbVie, Inc.	136	12,547

Amgen, Inc.	113	21,948

Celgene Corp.*	26	1,673

Gilead Sciences, Inc.	152	9,501

		45,669

Capital Markets — 1.3%

Ameriprise Financial, Inc.	51	5,344

Goldman Sachs Group, Inc. (The)	43	7,158

Morgan Stanley	16	618

		13,120

Chemicals — 1.2%

CF Industries Holdings, Inc.	142	6,161

Huntsman Corp.	270	5,205

		11,366

Communications Equipment — 1.5%

Cisco Systems, Inc.	348	15,092

Construction & Engineering — 0.3%

EMCOR Group, Inc.	54	3,205

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.4%

American Express Co.	77	7,330

Capital One Financial Corp.	11	801

Credit Acceptance Corp. *	23	8,728

Discover Financial Services	110	6,506

		23,365

Diversified Consumer Services — 0.7%

H&R Block, Inc. (a)	293	7,436

Diversified Telecommunication Services — 3.3%

CenturyLink, Inc.	455	6,895

Verizon Communications, Inc.	446	25,057

		31,952

Electric Utilities — 3.8%

Entergy Corp.	91	7,849

Exelon Corp.	317	14,288

NextEra Energy, Inc.	50	8,604

OGE Energy Corp.	158	6,188

		36,929

Equity Real Estate Investment Trusts (REITs) — 4.0%

GEO Group, Inc. (The)	121	2,380

Hospitality Properties Trust	101	2,410

Life Storage, Inc.	57	5,300

Medical Properties Trust, Inc.	496	7,974

Piedmont Office Realty Trust, Inc., Class A (a)	334	5,691

SL Green Realty Corp.	89	7,046

Spirit Realty Capital, Inc.	242	8,526

		39,327

Food & Staples Retailing — 1.4%

Walgreens Boots Alliance, Inc.	32	2,180

Walmart, Inc.	120	11,141

		13,321

Food Products — 1.5%

Pilgrim’s Pride Corp. *	439	6,815

Tyson Foods, Inc., Class A	145	7,738

		14,553

Health Care Equipment & Supplies — 0.5%

Hologic, Inc. *	120	4,948

Health Care Providers & Services — 6.3%

AmerisourceBergen Corp.	48	3,541

Anthem, Inc.	61	16,099

Centene Corp. *	61	7,022

HCA Healthcare, Inc.	40	5,003

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Humana, Inc.	66	18,994

Tenet Healthcare Corp. * (a)	188	3,215

WellCare Health Plans, Inc.*	32	7,579

		61,453

Hotels, Restaurants & Leisure — 1.3%

Dunkin’ Brands Group, Inc. (a)	66	4,257

International Game Technology plc	311	4,543

Wendy’s Co. (The)	263	4,107

		12,907

Household Durables — 0.6%

Toll Brothers, Inc.	192	6,329

Household Products — 1.2%

Energizer Holdings, Inc.	167	7,544

Procter & Gamble Co. (The)	47	4,302

		11,846

Independent Power and Renewable Electricity Producers — 2.4%

AES Corp.	515	7,444

NRG Energy, Inc.	200	7,924

Vistra Energy Corp.*	353	8,082

		23,450

Insurance — 6.8%

Allstate Corp. (The) (a)	203	16,741

Everest Re Group Ltd. (a)	38	8,318

First American Financial Corp.	19	830

Lincoln National Corp. (a)	139	7,153

MetLife, Inc.	51	2,102

Primerica, Inc.	60	5,833

Prudential Financial, Inc.	24	1,990

Travelers Cos., Inc. (The)	198	23,699

		66,666

Interactive Media & Services — 1.3%

Alphabet, Inc., Class C *	10	10,356

TripAdvisor, Inc. *	41	2,228

		12,584

Internet & Direct Marketing Retail — 0.9%

eBay, Inc. *	316	8,881

IT Services — 1.5%

DXC Technology Co.	133	7,050

Sabre Corp.	335	7,243

		14,293

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.3%

Allison Transmission Holdings, Inc.	178	7,794

Caterpillar, Inc.	118	15,032

		22,826

Media — 1.7%

Comcast Corp., Class A	389	13,228

Sirius XM Holdings, Inc. (a)	609	3,479

		16,707

Metals & Mining — 1.2%

Freeport-McMoRan, Inc.	486	5,010

Newmont Mining Corp.	42	1,466

Steel Dynamics, Inc.	185	5,548

		12,024

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Chimera Investment Corp.	147	2,627

Oil, Gas & Consumable Fuels — 9.9%

Chevron Corp.	160	17,358

ConocoPhillips	406	25,302

Devon Energy Corp.	74	1,657

HollyFrontier Corp.	87	4,452

Marathon Oil Corp.	82	1,172

Marathon Petroleum Corp.	272	16,062

PBF Energy, Inc., Class A	158	5,172

Peabody Energy Corp.	170	5,178

Phillips 66	49	4,256

Valero Energy Corp.	217	16,276

		96,885

Paper & Forest Products — 0.7%

Domtar Corp.	188	6,604

Personal Products — 0.8%

Herbalife Nutrition Ltd. *	137	8,088

Pharmaceuticals — 3.2%

Allergan plc	17	2,205

Endo International plc *	129	943

Pfizer, Inc.	646	28,186

		31,334

Professional Services — 0.7%

Robert Half International, Inc.	121	6,933

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	193	7,740

Jones Lang LaSalle, Inc.	50	6,279

		14,019

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 3.1%

Applied Materials, Inc.	302	9,888

KLA-Tencor Corp.	1	125

Lam Research Corp.	59	8,034

Micron Technology, Inc. *	46	1,450

QUALCOMM, Inc.	190	10,838

		30,335

Software — 1.4%

Citrix Systems, Inc.	66	6,752

VMware, Inc., Class A (a)	54	7,460

		14,212

Specialty Retail — 0.9%

Foot Locker, Inc.	88	4,661

Urban Outfitters, Inc. *	126	4,193

		8,854

Technology Hardware, Storage & Peripherals — 2.0%

HP, Inc.	462	9,452

NetApp, Inc.	103	6,152

Seagate Technology plc	70	2,694

Western Digital Corp.	39	1,449

		19,747

Textiles, Apparel & Luxury Goods — 0.6%

Hanesbrands, Inc.	483	6,053

Trading Companies & Distributors — 0.7%

United Rentals, Inc. *	64	6,531

Total Common Stocks (Cost $888,229)		948,508

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.6%

Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $5,692)	5,692	5,692

Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	25,003	25,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	6,468	6,468

Total Investment of Cash Collateral from Securities Loaned (Cost $31,468)		31,468

Total Investments — 100.6% (Cost $925,389)		985,668
Liabilities in Excess of Other Assets — (0.6%)		(6,348)

NET ASSETS — 100.0%		979,320

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $29,893,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
Description	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	266	03/2019	USD	33,290	(37)

					(37)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$3,380,238		$1,019,491		$520,426
Investments in affiliates, at value	154,290		18,780		7,866
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	39,853		15,795		2,705
Cash	—		—		9
Deposits at broker for futures contracts	7,024		812		483
Receivables:
Due from custodian	—		—		419
Investment securities sold	69,968		23,726		1,287
Fund shares sold	372		900		1,455
Dividends from non-affiliates	2,935		649		796
Dividends from affiliates	148		32		18
Securities lending income (Note 2.C.)	4		14		13
Variation margin on futures contracts	711		61		80

Total Assets	3,655,543		1,080,260		535,557

LIABILITIES:
Payables:
Investment securities purchased	128,755		16,078		2,303
Collateral received on securities loaned (Note 2.C.)	39,853		15,795		2,705
Fund shares redeemed	431		1,668		3,906
Accrued liabilities:
Investment advisory fees	931		270		267
Administration fees	57		—	(a)	10
Distribution fees	67		57		80
Service fees	87		76		101
Custodian and accounting fees	29		12		8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Audit fees	11		10		11
Registration fees	3		4		4
Other	107		35		41

Total Liabilities	170,331		34,005		9,436

Net Assets	$3,485,212		$1,046,255		$526,121

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$3,149,464	$831,699	$472,097
Total distributable earnings (loss) (a)	335,748	214,556	54,024

Total Net Assets	$3,485,212	$1,046,255	$526,121

Net Assets:
Class A	$239,146	$90,199	$195,789
Class C	3,938	33,003	45,100
Class I	98,055	184,172	202,685
Class R2	1,874	37,700	—
Class R3	—	—	14,531
Class R4	—	—	1,110
Class R5	5,520	179,145	—
Class R6	3,136,679	522,036	66,906

Total	$3,485,212	$1,046,255	$526,121

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,470	1,876	12,388
Class C	123	699	3,545
Class I	2,971	3,770	12,023
Class R2	60	802	—
Class R3	—	—	925
Class R4	—	—	66
Class R5	168	3,720	—
Class R6	97,219	10,846	3,970
Net Asset Value (b):
Class A — Redemption price per share	$32.01	$48.08	$15.80
Class C — Offering price per share (c)	31.85	47.21	12.72
Class I — Offering and redemption price per share	33.01	48.86	16.86
Class R2 — Offering and redemption price per share	31.23	47.00	—
Class R3 — Offering and redemption price per share	—	—	15.71
Class R4 — Offering and redemption price per share	—	—	16.80
Class R5 — Offering and redemption price per share	32.89	48.16	—
Class R6 — Offering and redemption price per share	32.26	48.13	16.85
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.78	$50.74	$16.68

Cost of investments in non-affiliates	$3,029,828	$801,848	$482,099
Cost of investments in affiliates	154,290	18,780	7,866
Investment securities on loan, at value	39,302	14,187	2,801
Cost of investment of cash collateral	39,853	15,795	2,705

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$22,392		$948,508
Investments in affiliates, at value	425		5,692
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	—		31,468
Deposits at broker for futures contracts	65		400
Receivables:
Due from custodian	55		—
Investment securities sold	46		31,193
Fund shares sold	26		844
Dividends from non-affiliates	15		1,494
Dividends from affiliates	1		32
Securities lending income (Note 2.C.)	—		18
Variation margin on futures contracts	3		172
Due from adviser	1		—

Total Assets	23,029		1,019,821

LIABILITIES:
Payables:
Due to custodian	—		29
Investment securities purchased	117		3,204
Collateral received on securities loaned (Note 2.C.)	—		31,468
Fund shares redeemed	22		5,108
Accrued liabilities:
Investment advisory fees	—		253
Administration fees	—	(a)	12
Distribution fees	4		31
Service fees	—		181
Custodian and accounting fees	7		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Audit fees	11		11
Legal fees	11		—
Registration fees	17		42
Other	6		152

Total Liabilities	195		40,501

Net Assets	$22,834		$979,320

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$20,344	$935,829
Total distributable earnings (loss) (a)	2,490	43,491

Total Net Assets	$22,834	$979,320

Net Assets:
Class A	$9,100	$71,926
Class C	2,773	18,522
Class I	10,961	697,768
Class R2	—	4,370
Class R5	—	71,653
Class R6	—	115,081

Total	$22,834	$979,320

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	255	2,610
Class C	79	683
Class I	305	25,161
Class R2	—	160
Class R5	—	2,575
Class R6	—	4,134

Net Asset Value (b):
Class A — Redemption price per share	$35.71	$27.56
Class C — Offering price per share (c)	35.05	27.11
Class I — Offering and redemption price per share	35.92	27.73
Class R2 — Offering and redemption price per share	—	27.30
Class R5 — Offering and redemption price per share	—	27.83
Class R6 — Offering and redemption price per share	—	27.84
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.69	$29.09

Cost of investments in non-affiliates	$20,523	$888,229
Cost of investments in affiliates	425	5,692
Investment securities on loan, at value	—	29,893
Cost of investment of cash collateral	—	31,468

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	— (a)	— (a)
Dividend income from non-affiliates	41,222	9,242	5,664
Dividend income from affiliates	830	270	107
Income from securities lending (net)	5	23	13

Total investment income	42,057	9,535	5,784

EXPENSES:
Investment advisory fees	8,257	2,973	2,344
Administration fees	1,674	482	293
Distribution fees:
Class A	484	130	358
Class C	18	142	219
Class R2	5	105	—
Class R3	—	—	19
Service fees:
Class A	484	130	358
Class C	6	47	73
Class I	145	261	345
Class R2	3	53	—
Class R3	—	—	19
Class R4	—	—	1
Class R5	3	103	—
Custodian and accounting fees	58	20	21
Professional fees	47	33	27
Trustees’ and Chief Compliance Officer’s fees	21	15	14
Printing and mailing costs	95	25	30
Registration and filing fees	57	52	55
Transfer agency fees (See Note 2.F.)	23	41	32
Other	31	11	9

Total expenses	11,411	4,623	4,217

Less fees waived	(3,320)	(1,655)	(527)
Less expense reimbursements	(8)	(5)	(2)

Net expenses	8,083	2,963	3,688

Net investment income (loss)	33,974	6,572	2,096

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	163,413	33,663	54,842
Futures contracts	(8,887)	(1,285)	(1,922)

Net realized gain (loss)	154,526	32,378	52,920

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(549,328)	(140,451)	(134,216)
Futures contracts	425	(75)	(140)

Change in net unrealized appreciation/depreciation	(548,903)	(140,526)	(134,356)

Net realized/unrealized gains (losses)	(394,377)	(108,148)	(81,436)

Change in net assets resulting from operations	$(360,403)	$(101,576)	$(79,340)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	— (a)
Dividend income from non-affiliates	237	13,276
Dividend income from affiliates	8	302
Income from securities lending (net)	—	35

Total investment income	245	13,613

EXPENSES:
Investment advisory fees	60	2,256
Administration fees	10	457
Distribution fees:
Class A	13	108
Class C	12	87
Class R2	—	13
Service fees:
Class A	13	108
Class C	4	29
Class I	13	999
Class R2	—	7
Class R5	—	46
Custodian and accounting fees	12	19
Professional fees	28	32
Trustees’ and Chief Compliance Officer’s fees	13	14
Printing and mailing costs	1	25
Registration and filing fees	24	70
Transfer agency fees (See Note 2.F.)	2	25
Other	4	10

Total expenses	209	4,305

Less fees waived	(101)	(1,024)
Less expense reimbursements	(14)	(9)

Net expenses	94	3,272

Net investment income (loss)	151	10,341

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,285	25,913
Futures contracts	(93)	(1,179)

Net realized gain (loss)	1,192	24,734

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,911)	(138,183)
Futures contracts	2	841

Change in net unrealized appreciation/depreciation	(2,909)	(137,342)

Net realized/unrealized gains (losses)	(1,717)	(112,608)

Change in net assets resulting from operations	$(1,566)	$(102,267)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,974	$64,578	$6,572	$8,774
Net realized gain (loss)	154,526	416,447	32,378	136,463
Change in net unrealized appreciation/depreciation	(548,903)	233,270	(140,526)	82,031

Change in net assets resulting from operations	(360,403)	714,295	(101,576)	227,268

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,815)	(10,767)	(10,076)	(505)
Class C	(588)	(491)	(3,578)	—
Class I	(17,140)	(7,471)	(20,749)	(1,170)
Class R2	(276)	(257)	(4,245)	(12)
Class R5	(843)	(539)	(20,788)	(1,822)
Class R6	(480,090)	(467,263)	(60,741)	(5,125)

Total distributions to shareholders	(545,752)	(486,788)	(120,177)	(8,634)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	340,824	(259,821)	98,414	(68,163)

NET ASSETS:
Change in net assets	(565,331)	(32,314)	(123,339)	150,471
Beginning of period	4,050,543	4,082,857	1,169,594	1,019,123

End of period	$3,485,212	$4,050,543	$1,046,255	$1,169,594

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund
Class A
From net investment income	$(1,172)	$(505)
From net realized gains	(9,595)	—

Class C
From net realized gains	(491)	—

Class I
From net investment income	(610)	(1,170)
From net realized gains	(6,861)	—

Class R2
From net investment income	(15)	(12)
From net realized gains	(242)	—

Class R5
From net investment income	(71)	(1,822)
From net realized gains	(468)	—

Class R6
From net investment income	(64,689)	(5,125)
From net realized gains	(402,574)	—

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,096	$7,332	$151	$285
Net realized gain (loss)	52,920	102,707	1,192	1,537
Change in net unrealized appreciation/depreciation	(134,356)	(9,650)	(2,909)	343

Change in net assets resulting from operations	(79,340)	100,389	(1,566)	2,165

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,279)	(25,014)	(747)	(593)
Class C	(12,486)	(5,686)	(214)	(226)
Class I	(46,107)	(22,563)	(880)	(481)
Class R3	(3,226)	(1,038)	—	—
Class R4	(191)	(9)	—	—
Class R6	(13,230)	(17,271)	—	—

Total distributions to shareholders	(121,519)	(71,581)	(1,841)	(1,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(89,543)	(102,024)	4,295	3,037

NET ASSETS:
Change in net assets	(290,402)	(73,216)	888	3,902
Beginning of period	816,523	889,739	21,946	18,044

End of period	$526,121	$816,523	$22,834	$21,946

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Sustainable Equity Fund
Class A
From net investment income	$(2,004)	$(109)
From net realized gains	(23,010)	(484)

Class C
From net investment income	(32)	(18)
From net realized gains	(5,654)	(208)

Class I
From net investment income	(2,355)	(102)
From net realized gains	(20,208)	(379)

Class R3
From net investment income	(103)	—
From net realized gains	(935)	—

Class R4
From net investment income	(1)	—
From net realized gains	(8)	—

Class R6
From net investment income	(2,366)	—
From net realized gains	(14,905)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,341	$18,700
Net realized gain (loss)	24,734	127,733
Change in net unrealized appreciation/depreciation	(137,342)	(7,903)

Change in net assets resulting from operations	(102,267)	138,530

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(9,449)	(14,409)
Class C	(2,489)	(3,802)
Class I	(90,307)	(103,517)
Class R2	(552)	(2,926)
Class R5	(10,066)	(13,231)
Class R6	(13,794)	(23,984)

Total distributions to shareholders	(126,657)	(161,869)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	110,381	(111,642)

NET ASSETS:
Change in net assets	(118,543)	(134,981)
Beginning of period	1,097,863	1,232,844

End of period	$979,320	$1,097,863

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Intrepid Value Fund
Class A
From net investment income	$(1,401)
From net realized gains	(13,008)
Class C
From net investment income	(343)
From net realized gains	(3,459)
Class I
From net investment income	(12,174)
From net realized gains	(91,343)
Class R2
From net investment income	(234)
From net realized gains	(2,692)
Class R5
From net investment income	(1,696)
From net realized gains	(11,535)
Class R6
From net investment income	(2,924)
From net realized gains	(21,060)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$115,152	$355,797	$13,888	$30,048
Distributions reinvested	46,624	10,595	6,926	308
Cost of shares redeemed	(183,840)	(75,779)	(15,851)	(36,549)

Change in net assets resulting from Class A capital transactions	$(22,064)	$290,613	$4,963	$(6,193)

Class C
Proceeds from shares issued	$369	$268	$3,896	$5,393
Distributions reinvested	548	458	2,906	—
Cost of shares redeemed	(652)	(7,072)	(4,271)	(18,709)

Change in net assets resulting from Class C capital transactions	$265	$(6,346)	$2,531	$(13,316)

Class I
Proceeds from shares issued	$47,785	$56,178	$28,043	$25,110
Distributions reinvested	16,892	7,177	19,170	1,069
Cost of shares redeemed	(31,541)	(192,805)	(20,413)	(49,004)

Change in net assets resulting from Class I capital transactions	$33,136	$(129,450)	$26,800	$(22,825)

Class R2
Proceeds from shares issued	$361	$443	$7,088	$42,516
Distributions reinvested	90	91	3,834	3
Cost of shares redeemed	(353)	(1,855)	(5,880)	(8,188)

Change in net assets resulting from Class R2 capital transactions	$98	$(1,321)	$5,042	$34,331

Class R5
Proceeds from shares issued	$1,833	$1,187	$13,506	$37,471
Distributions reinvested	498	334	19,502	1,534
Cost of shares redeemed	(1,063)	(752)	(17,100)	(69,349)

Change in net assets resulting from Class R5 capital transactions	$1,268	$769	$15,908	$(30,344)

Class R6
Proceeds from shares issued	$10,776	$269,386	$21,633	$137,691
Distributions reinvested	480,065	467,260	56,881	5,125
Cost of shares redeemed	(162,720)	(1,150,732)	(35,344)	(172,632)

Change in net assets resulting from Class R6 capital transactions	$328,121	$(414,086)	$43,170	$(29,816)

Total change in net assets resulting from capital transactions	$340,824	$(259,821)	$98,414	$(68,163)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,712	8,663	247	539
Reinvested	1,373	265	136	6
Redeemed	(4,967)	(1,851)	(270)	(647)

Change in Class A Shares	(882)	7,077	113	(102)

Class C
Issued	9	6	71	99
Reinvested	16	12	58	—
Redeemed	(17)	(170)	(75)	(351)

Change in Class C Shares	8	(152)	54	(252)

Class I
Issued	1,102	1,331	476	442
Reinvested	482	175	371	19
Redeemed	(869)	(4,665)	(355)	(898)

Change in Class I Shares	715	(3,159)	492	(437)

Class R2
Issued	10	12	124	738
Reinvested	3	2	77	— (a)
Redeemed	(9)	(47)	(102)	(146)

Change in Class R2 Shares	4	(33)	99	592

Class R5
Issued	44	29	229	664
Reinvested	14	8	383	27
Redeemed	(26)	(18)	(289)	(1,235)

Change in Class R5 Shares	32	19	323	(544)

Class R6
Issued	257	6,583	374	2,543
Reinvested	14,006	11,580	1,116	91
Redeemed	(3,917)	(27,858)	(572)	(3,065)

Change in Class R6 Shares	10,346	(9,695)	918	(431)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,912	$64,235	$1,187	$2,195
Distributions reinvested	40,963	22,481	719	573
Cost of shares redeemed	(101,247)	(86,519)	(956)	(1,593)

Change in net assets resulting from Class A capital transactions	$(41,372)	$197	$950	$1,175

Class C
Proceeds from shares issued	$3,244	$6,057	$257	$273
Distributions reinvested	11,150	4,798	197	209
Cost of shares redeemed	(12,761)	(31,724)	(576)	(2,534)

Change in net assets resulting from Class C capital transactions	$1,633	$(20,869)	$(122)	$(2,052)

Class I
Proceeds from shares issued	$28,738	$76,578	$4,767	$4,981
Distributions reinvested	39,134	19,557	879	463
Cost of shares redeemed	(83,981)	(120,847)	(2,179)	(1,530)

Change in net assets resulting from Class I capital transactions	$(16,109)	$(24,712)	$3,467	$3,914

Class R3
Proceeds from shares issued	$4,074	$6,268	$—	$—
Distributions reinvested	2,914	989	—	—
Cost of shares redeemed	(918)	(2,523)	—	—

Change in net assets resulting from Class R3 capital transactions	$6,070	$4,734	$—	$—

Class R4
Proceeds from shares issued	$282	$1,277	$—	$—
Distributions reinvested	191	9	—	—
Cost of shares redeemed	(204)	(105)	—	—

Change in net assets resulting from Class R4 capital transactions	$269	$1,181	$—	$—

Class R6
Proceeds from shares issued	$18,738	$69,523	$—	$—
Distributions reinvested	12,629	17,215	—	—
Cost of shares redeemed	(71,401)	(149,293)	—	—

Change in net assets resulting from Class R6 capital transactions	$(40,034)	$(62,555)	$—	$—

Total change in net assets resulting from capital transactions	$(89,543)	$(102,024)	$4,295	$3,037

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	943	2,794	29	53
Reinvested	2,426	1,000	19	14
Redeemed	(4,782)	(3,785)	(23)	(39)

Change in Class A Shares	(1,413)	9	25	28

Class C
Issued	203	313	7	6
Reinvested	821	253	5	5
Redeemed	(752)	(1,618)	(14)	(62)

Change in Class C Shares	272	(1,052)	(2)	(51)

Class I
Issued	1,340	3,189	117	119
Reinvested	2,168	824	23	11
Redeemed	(3,849)	(5,013)	(56)	(36)

Change in Class I Shares	(341)	(1,000)	84	94

Class R3
Issued	187	275	—	—
Reinvested	173	44	—	—
Redeemed	(44)	(111)	—	—

Change in Class R3 Shares	316	208	—	—

Class R4
Issued	16	51	—	—
Reinvested	11	— (a)	—	—
Redeemed	(9)	(4)	—	—

Change in Class R4 Shares	18	47	—	—

Class R6
Issued	876	2,860	—	—
Reinvested	699	724	—	—
Redeemed	(2,911)	(6,187)	—	—

Change in Class R6 Shares	(1,336)	(2,603)	—	—

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,065	$19,635
Distributions reinvested	8,704	13,421
Cost of shares redeemed	(14,230)	(40,025)

Change in net assets resulting from Class A capital transactions	$2,539	$(6,969)

Class C
Proceeds from shares issued	$715	$1,990
Distributions reinvested	2,370	3,617
Cost of shares redeemed	(3,712)	(17,911)

Change in net assets resulting from Class C capital transactions	$(627)	$(12,304)

Class I
Proceeds from shares issued	$95,159	$195,675
Distributions reinvested	90,086	102,090
Cost of shares redeemed	(96,342)	(396,689)

Change in net assets resulting from Class I capital transactions	$88,903	$(98,924)

Class R2
Proceeds from shares issued	$731	$7,759
Distributions reinvested	314	2,532
Cost of shares redeemed	(1,492)	(23,607)

Change in net assets resulting from Class R2 capital transactions	$(447)	$(13,316)

Class R5
Proceeds from shares issued	$7,730	$16,647
Distributions reinvested	10,066	13,231
Cost of shares redeemed	(18,765)	(23,522)

Change in net assets resulting from Class R5 capital transactions	$(969)	$6,356

Class R6
Proceeds from shares issued	$17,832	$63,524
Distributions reinvested	13,786	23,588
Cost of shares redeemed	(10,636)	(73,597)

Change in net assets resulting from Class R6 capital transactions	$20,982	$13,515

Total change in net assets resulting from capital transactions	$110,381	$(111,642)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	235	536
Reinvested	298	392
Redeemed	(425)	(1,124)

Change in Class A Shares	108	(196)

Class C
Issued	23	57
Reinvested	83	107
Redeemed	(118)	(493)

Change in Class C Shares	(12)	(329)

Class I
Issued	2,747	5,456
Reinvested	3,060	2,964
Redeemed	(2,906)	(11,003)

Change in Class I Shares	2,901	(2,583)

Class R2
Issued	22	220
Reinvested	11	74
Redeemed	(42)	(683)

Change in Class R2 Shares	(9)	(389)

Class R5
Issued	225	463
Reinvested	340	383
Redeemed	(597)	(647)

Change in Class R5 Shares	(32)	199

Class R6
Issued	570	1,778
Reinvested	466	683
Redeemed	(313)	(2,083)

Change in Class R6 Shares	723	378

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid America Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$41.04	$0.22	$(3.80)	$(3.58)	$(0.33)	$(5.12)	$(5.45)
Year Ended June 30, 2018	39.06	0.35	6.41	6.76	(0.48)	(4.30)	(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)

Class C
Six Months Ended December 31, 2018 (Unaudited)	40.76	0.14	(3.77)	(3.63)	(0.16)	(5.12)	(5.28)
Year Ended June 30, 2018	38.59	0.25	6.22	6.47	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2018 (Unaudited)	42.22	0.31	(3.94)	(3.63)	(0.46)	(5.12)	(5.58)
Year Ended June 30, 2018	39.87	0.66	6.35	7.01	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	40.14	0.20	(3.73)	(3.53)	(0.26)	(5.12)	(5.38)
Year Ended June 30, 2018	38.18	0.36	6.14	6.50	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	42.11	0.35	(3.94)	(3.59)	(0.51)	(5.12)	(5.63)
Year Ended June 30, 2018	39.91	0.62	6.47	7.09	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	41.44	0.36	(3.88)	(3.52)	(0.54)	(5.12)	(5.66)
Year Ended June 30, 2018	39.34	0.66	6.37	7.03	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.01	(9.34)%	$239,146	0.84%	1.07%	1.00%	47%
41.04	17.77	342,761	0.86	0.85	1.01	80
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67

31.85	(9.54)	3,938	1.34	0.70	1.51	47
40.76	17.17	4,698	1.42	0.63	1.51	80
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67

33.01	(9.20)	98,055	0.59	1.47	0.75	47
42.22	18.06	95,252	0.66	1.59	0.75	80
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67

31.23	(9.43)	1,874	1.09	0.98	1.30	47
40.14	17.47	2,239	1.15	0.90	1.26	80
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67

32.89	(9.14)	5,520	0.44	1.63	0.60	47
42.11	18.26	5,718	0.48	1.47	0.60	80
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67

32.26	(9.11)	3,136,679	0.34	1.72	0.50	47
41.44	18.38	3,599,875	0.39	1.59	0.49	80
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$59.09	$0.23		$(5.30)	$(5.07)	$(0.30)	$(5.64)	$(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)	—	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)	—	(0.13)

Class C
Six Months Ended December 31, 2018 (Unaudited)	58.00	0.08		(5.19)	(5.11)	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)	—	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)	—	(0.01)

Class I
Six Months Ended December 31, 2018 (Unaudited)	60.04	0.31		(5.40)	(5.09)	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)	—	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)	—	(0.24)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	57.95	0.16		(5.20)	(5.04)	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)	—	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	59.32	0.35		(5.34)	(4.99)	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)	—	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)	—	(0.30)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	59.32	0.38		(5.34)	(4.96)	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.08	(9.07)%	$90,199	0.84%	0.76%		1.12%	37%
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67

47.21	(9.31)	33,003	1.34	0.26		1.61	37
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67

48.86	(8.96)	184,172	0.59	1.02		0.86	37
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67

47.00	(9.20)	37,700	1.09	0.53		1.49	37
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67

48.16	(8.90)	179,145	0.44	1.17		0.71	37
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67

48.13	(8.85)	522,036	0.34	1.27		0.61	37
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$22.76	$0.05		$(2.67)	$(2.62)	$(0.08)	$(4.26)	$(4.34)
Year Ended June 30, 2018	22.11	0.15		2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.23	—	(f)	(2.22)	(2.22)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04		1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)

Class I
Six Months Ended December 31, 2018 (Unaudited)	24.01	0.09		(2.84)	(2.75)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22		2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	22.70	0.06		(2.67)	(2.61)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13		2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	23.95	0.09		(2.83)	(2.74)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19		2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	24.04	0.11		(2.84)	(2.73)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27		2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.80	(12.67)%	$195,789	1.14%	0.46%		1.29%	35%
22.76	11.18	314,171	1.14	0.65		1.29	62
22.11	13.91	304,927	1.14	0.40		1.38	70
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64

12.72	(12.91)	45,100	1.64	(0.01)		1.78	35
19.23	10.69	62,925	1.64	0.18		1.78	62
18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64

16.86	(12.54)	202,685	0.89	0.73		1.03	35
24.01	11.47	296,876	0.89	0.91		1.02	62
23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64

15.71	(12.64)	14,531	1.14	0.56		1.28	35
22.70	11.22	13,823	1.14	0.59		1.27	62
22.08	11.07	8,854	1.15	0.64		1.34	70

16.80	(12.53)	1,110	0.89	0.74		1.03	35
23.95	11.46	1,157	0.89	0.80		1.11	62
23.20	11.30	22	0.90	0.67		1.11	70

16.85	(12.44)	66,906	0.64	0.91		0.78	35
24.04	11.73	127,571	0.64	1.11		0.77	62
23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$41.28	$0.26		$(2.69)		$(2.43)	$(0.41)	$(2.73)	$(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)	—	(0.18)

Class C
Six Months Ended December 31, 2018 (Unaudited)	40.44	0.15		(2.63)		(2.48)	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)	—	(0.07)

Class I
Six Months Ended December 31, 2018 (Unaudited)	41.56	0.31		(2.71)		(2.40)	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.71	(6.22)%	$9,100	0.83%	1.20%		1.80%	42%
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49

35.05	(6.48)	2,773	1.33	0.71		2.29	42
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49

35.92	(6.11)	10,961	0.58	1.45		1.53	42
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$34.53	$0.27	$(3.32)	$(3.05)	$(0.28)	$(3.64)	$(3.92)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)

Class C
Six Months Ended December 31, 2018 (Unaudited)	34.06	0.18	(3.26)	(3.08)	(0.23)	(3.64)	(3.87)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)

Class I
Six Months Ended December 31, 2018 (Unaudited)	34.71	0.32	(3.35)	(3.03)	(0.31)	(3.64)	(3.95)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	34.26	0.23	(3.30)	(3.07)	(0.25)	(3.64)	(3.89)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	34.80	0.34	(3.34)	(3.00)	(0.33)	(3.64)	(3.97)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	34.80	0.37	(3.35)	(2.98)	(0.34)	(3.64)	(3.98)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.56	(9.37)%	$71,926	0.82%	1.58%	1.02%	35%
34.53	13.39	86,400	0.83	1.48	1.02	68
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49

27.11	(9.59)	18,522	1.32	1.07	1.52	35
34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49

27.73	(9.27)	697,768	0.58	1.84	0.76	35
34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49

27.30	(9.49)	4,370	1.08	1.30	1.83	35
34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49

27.83	(9.17)	71,653	0.43	1.95	0.61	35
34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49

27.84	(9.11)	115,081	0.33	2.11	0.51	35
34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the JPMorgan Intrepid America Fund (“Intrepid America Fund”) and the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,574,381	$—	$—	$3,574,381

Appreciation in Other Financial Instruments
Futures Contracts	$168	$—	$—	$168

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,054,066	$—	$—	$1,054,066

Depreciation in Other Financial Instruments
Futures Contracts	$(214)	$—	$—	$(214)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$530,997	$—	$—	$530,997

Depreciation in Other Financial Instruments
Futures Contracts	$(173)	$—	$—	$(173)

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,817	$—	$—	$22,817

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$985,668	$—	$—	$985,668

Depreciation in Other Financial Instruments
Futures Contracts	$(37)	$—	$—	$(37)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Sustainable Equity Fund		Intrepid Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$83,460	$26,692	$9,346	$533	(a)	$35,302
Ending Notional Balance Long	100,120	26,532	7,154	375		33,290

(a)	For the period November 1, 2018 through December 31, 2018.

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Intrepid America Fund	$60
Intrepid Growth Fund	71
Intrepid Mid Cap Fund	4
Intrepid Value Fund	77

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total value of Collateral Investments
Intrepid America Fund	$39,302	$39,853		$39,853
Intrepid Growth Fund	14,187	15,795		15,795
Intrepid Mid Cap Fund	2,801	2,705	*	2,705
Intrepid Value Fund	29,893	31,468		31,468

*	Subsequent to December 31, 2018, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Intrepid America Fund	$39,302	$(39,302)	$—
Intrepid Growth Fund	14,187	(14,187)	—
Intrepid Mid Cap Fund	2,801	(2,705)*	96
Intrepid Value Fund	29,893	(29,893)	—

*	Subsequent to December 31, 2018, additional collateral was received from borrowers.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$1
Intrepid Growth Fund	1
Intrepid Mid Cap Fund	—	(a)
Intrepid Value Fund	1

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Intrepid Sustainable Equity Fund did not lend out any securities during the period ended December 31, 2018.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Intrepid America Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$70,000	$36,500	$—	$—	$33,500	33,503	$43	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	63,701	57,348	—	—	6,353	6,353	17	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	99,912	724,948	670,570	—	—	154,290	154,290	830		—

Total	$99,912	$858,649	$764,418	$—	$—	$194,143		$890		$—

Intrepid Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$54,000	$43,000	$—	$—	$11,000	11,001	$50	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	31,197	26,402	—	—	4,795	4,795	21	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	27,874	154,768	163,862	—	—	18,780	18,780	270		—

Total	$27,874	$239,965	$233,264	$—	$—	$34,575		$341		$—

Intrepid Mid Cap Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$7,460	$4,755	$—	$—	$2,705	2,705	$4	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	7,288	182,362	181,784	—	—	7,866	7,866	107		—

Total	$7,288	$189,822	$186,539	$—	$—	$10,571		$111		$—

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

Intrepid Sustainable Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	$976	$5,630	$6,181	$—	$—	$425	425	$8	$—

Intrepid Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$48,000	$23,000	$—	$—	$25,000	25,003	$55	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	37,300	30,832	—	—	6,468	6,468	22	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	47,528	111,051	152,887	—	—	5,692	5,692	302		—

Total	$47,528	$196,351	$206,719	$—	$—	$37,160		$379		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class R2	Class R3		Class R4		Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$7	$—	(a)	$2		$1	n/a		n/a		$—	(a)	$13	$23
Intrepid Growth Fund
Transfer agency fees	6	1		3		28	n/a		n/a		1		2	41
Intrepid Mid Cap Fund
Transfer agency fees	25	1		4		n/a	—	(a)	—	(a)	n/a		2	32
Intrepid Sustainable Equity Fund
Transfer agency fees	2	—	(a)	—	(a)	n/a	n/a		n/a		n/a		n/a	2
Intrepid Value Fund
Transfer agency fees	2	1		5		15	n/a		n/a		1		1	25

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund	0.50
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of the each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$2	$—
Intrepid Growth Fund	8	—
Intrepid Mid Cap Fund	6	—	(a)
Intrepid Sustainable Equity Fund	2	—
Intrepid Value Fund	2	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

The expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid America Fund	$1,936	$1,290	$10	$3,236	$8
Intrepid Growth Fund	1,112	482	32	1,626	5
Intrepid Mid Cap Fund	292	194	29	515	2
Intrepid Sustainable Equity Fund	60	10	30	100	14
Intrepid Value Fund	583	389	15	987	9

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 were as follows (amounts in thousands):

Intrepid America Fund	$84
Intrepid Growth Fund	29
Intrepid Mid Cap Fund	12
Intrepid Sustainable Equity Fund	1
Intrepid Value Fund	37

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$1,874,167	$2,067,372
Intrepid Growth Fund	426,385	441,597
Intrepid Mid Cap Fund	248,182	460,361
Intrepid Sustainable Equity Fund	12,613	9,576
Intrepid Value Fund	389,001	372,129

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,223,971	$519,268	$168,690	$350,578
Intrepid Growth Fund	836,423	255,741	38,312	217,429
Intrepid Mid Cap Fund	492,670	83,411	45,257	38,154
Intrepid Sustainable Equity Fund	20,948	3,016	1,145	1,871
Intrepid Value Fund	925,389	128,006	67,764	60,242

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2018.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	2	17.2%	4	15.5%
Intrepid Sustainable Equity Fund	2	19.4	6	36.6
Intrepid Value Fund	—	—	3	58.8

As of December 31, 2018, J.P. Morgan Investor Funds and JPMorgan Smart Retirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan Smart Retirement Funds
Intrepid America Fund	28.1%	61.5%
Intrepid Growth Fund	40.7	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid America Fund
Class A
Actual	$1,000.00	$906.60	$4.04	0.84%
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	904.60	6.43	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	908.00	2.84	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R2
Actual	1,000.00	905.70	5.24	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	908.60	2.12	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	908.90	1.64	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Growth Fund
Class A
Actual	1,000.00	909.30	4.04	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	906.90	6.44	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	910.40	2.84	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$908.00	$5.24	1.09%
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	911.00	2.12	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	911.50	1.64	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	873.30	5.38	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	870.90	7.73	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	874.60	4.21	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R3
Actual	1,000.00	873.60	5.38	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	874.70	4.21	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	875.60	3.03	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	937.80	4.05	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	935.20	6.49	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	938.90	2.83	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	906.30	3.94	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class C
Actual	1,000.00	904.10	6.34	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class I
Actual	1,000.00	907.30	2.79	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R2
Actual	1,000.00	905.10	5.19	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual	$1,000.00	$908.30	$2.07	0.43%
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class R6
Actual	1,000.00	908.90	1.59	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the, Intrepid America Fund, Intrepid Growth Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, for each of the one-, three-, and five-year periods ended December 31, 2017, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for both Class A and Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the second, fourth, and second quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, fourth and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Intrepid Sustainable Equity Fund’s performance for Class A shares was in the second quintile based upon the Peer Group, for the one-year period ended December 31, 2017, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon the Peer Group, and in the second, fifth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, fifth and fourth quintiles based upon the Peer Group, and in the second, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Sustainable Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-INT-1218

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2018 (Unaudited)

JPMorgan U.S. Large Cap Core Plus Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	1

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.91)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$6,842,883

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

HOW DID THE MARKETS PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets.

For the first half of the reporting period, U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap stocks outperformed both mid cap and small cap stocks, while value stocks underperformed growth stocks for the six months ended December 31, 2018.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials sector and its underweight position and security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight long positions in Nvidia Corp., PVH Corp. and Parsley Energy Inc. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for specialty semiconductors. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Parsley Energy, an oil and natural gas producer, fell as petroleum prices declined toward the end of the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight long position in AutoZone Inc. and its short positions in Schlumberger Ltd. and General Electric Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected quarterly earnings and sales. Shares of Schlumberger, an oilfield services company, fell as petroleum prices declined toward the end of the reporting period. Shares of General Electric, an industrial conglomerate, fell amid continued investor concerns about the company’s ability to restructure and shed underperforming operations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 125% to 25%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.0%
2.	Amazon.com, Inc.	3.0
3.	Pfizer, Inc.	2.5
4.	Apple, Inc.	2.3
5.	Alphabet, Inc., Class A	2.2
6.	Texas Instruments, Inc.	1.9
7.	DowDuPont, Inc.	1.9
8.	Alphabet, Inc., Class C	1.8
9.	Broadcom, Inc.	1.8
10.	Marathon Petroleum Corp.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Exxon Mobil Corp.	4.2%
2.	Southern Co. (The)	3.1
3.	Albemarle Corp.	2.2
4.	Omnicom Group, Inc.	2.0
5.	eBay, Inc.	1.9
6.	Lockheed Martin Corp.	1.8
7.	Stryker Corp.	1.8
8.	Schlumberger Ltd.	1.7
9.	Walmart, Inc.	1.7
10.	LyondellBasell Industries NV, Class A	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	18.5%
Health Care	16.3
Communication Services	11.0
Consumer Discretionary	10.6
Industrials	10.5
Financials	10.2
Energy	7.5
Consumer Staples	5.0
Utilities	3.8
Materials	3.8
Real Estate	2.2
Short-Term Investments	0.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	13.7%
Energy	12.7
Health Care	11.2
Consumer Discretionary	10.0
Information Technology	9.1
Consumer Staples	8.8
Utilities	7.5
Financials	7.4
Real Estate	7.2
Materials	6.9
Communication Services	5.5

*	Percentages indicated are based on total long investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		(13.82)%	(12.36)%	5.75%	12.19%
Without Sales Charge		(9.04)	(7.51)	6.90	12.80
CLASS C SHARES	November 1, 2005
With CDSC***		(10.26)	(8.94)	6.37	12.23
Without CDSC		(9.26)	(7.94)	6.37	12.23
CLASS I SHARES	November 1, 2005	(8.91)	(7.24)	7.17	13.08
CLASS R2 SHARES	November 3, 2008	(9.18)	(7.80)	6.61	12.50
CLASS R5 SHARES	May 15, 2006	(8.89)	(7.19)	7.35	13.28
CLASS R6 SHARES	November 1, 2017	(8.86)	(7.10)	7.37	13.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.2%
Common Stocks — 124.4%

Aerospace & Defense — 3.9%

General Dynamics Corp. (a)	878	137,985

Northrop Grumman Corp. (a)	359	87,858

United Technologies Corp.	402	42,755

		268,598

Air Freight & Logistics — 0.1%

FedEx Corp.	41	6,687

Airlines — 0.5%

Delta Air Lines, Inc.	634	31,641

Auto Components — 0.6%

Aptiv plc (a)	704	43,322

Banks — 6.8%

Bank of America Corp. (a)	5,314	130,948

Citigroup, Inc.	1,238	64,434

First Republic Bank	365	31,746

KeyCorp	4,628	68,404

SunTrust Banks, Inc.	658	33,171

SVB Financial Group *	204	38,682

Wells Fargo & Co.	2,180	100,435

		467,820

Beverages — 2.9%

Coca-Cola Co. (The) (a)	2,123	100,510

Constellation Brands, Inc., Class A	39	6,279

PepsiCo, Inc. (a)	826	91,248

		198,037

Biotechnology — 2.9%

Alexion Pharmaceuticals, Inc. *	311	30,317

Biogen, Inc. * (a)	195	58,738

Celgene Corp. *	448	28,712

Gilead Sciences, Inc.	357	22,322

Incyte Corp. *	54	3,433

Vertex Pharmaceuticals, Inc. *	320	53,081

		196,603

Building Products — 0.3%

Allegion plc	265	21,129

Capital Markets — 2.4%

Ameriprise Financial, Inc.	285	29,720

Intercontinental Exchange, Inc.	413	31,099

Morgan Stanley (a)	2,639	104,646

		165,465

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 4.4%

DowDuPont, Inc.	2,991	159,980

FMC Corp.	225	16,648

Linde plc (United Kingdom)	626	97,635

PPG Industries, Inc.	273	27,919

		302,182

Commercial Services & Supplies — 0.6%

Waste Management, Inc.	452	40,181

Consumer Finance — 0.4%

American Express Co.	299	28,512

Containers & Packaging — 0.3%

Ball Corp.	406	18,667

Diversified Financial Services — 1.0%

Berkshire Hathaway, Inc., Class B * (a)	330	67,378

Diversified Telecommunication Services — 2.0%

AT&T, Inc.	3,042	86,811

Verizon Communications, Inc. (a)	926	52,083

		138,894

Electric Utilities — 4.2%

American Electric Power Co., Inc.	179	13,369

Evergy, Inc.	1,109	62,938

Exelon Corp.	598	26,952

NextEra Energy, Inc. (a)	787	136,794

Xcel Energy, Inc.	948	46,701

		286,754

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	98	7,436

Entertainment — 2.3%

Electronic Arts, Inc. *	1,044	82,398

Netflix, Inc. *	141	37,704

Walt Disney Co. (The) (a)	326	35,789

		155,891

Equity Real Estate Investment Trusts (REITs) — 2.7%

AvalonBay Communities, Inc.	129	22,504

Brixmor Property Group, Inc.	802	11,788

JBG SMITH Properties	346	12,041

Mid-America Apartment Communities, Inc.	85	8,170

Prologis, Inc.	881	51,730

Ventas, Inc.	424	24,821

Vornado Realty Trust	903	56,032

		187,086

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Food Products — 1.3%

Mondelez International, Inc., Class A (a)	2,238	89,587

Health Care Equipment & Supplies — 5.1%

Boston Scientific Corp. * (a)	3,538	125,032

Danaher Corp.	223	22,996

Medtronic plc (a)	794	72,233

Zimmer Biomet Holdings, Inc. (a)	1,259	130,616

		350,877

Health Care Providers & Services — 5.6%

Anthem, Inc.	309	81,151

Cigna Corp.	522	99,091

UnitedHealth Group, Inc. (a)	553	137,886

Universal Health Services, Inc., Class B	559	65,129

		383,257

Hotels, Restaurants & Leisure — 1.9%

Royal Caribbean Cruises Ltd.	666	65,106

Yum! Brands, Inc.	704	64,756

		129,862

Household Products — 1.1%

Procter & Gamble Co. (The)	829	76,159

Industrial Conglomerates — 2.0%

Honeywell International, Inc.	1,007	133,022

Insurance — 2.1%

Allstate Corp. (The)	756	62,482

Axis Capital Holdings Ltd.	219	11,294

Lincoln National Corp.	1,017	52,193

Willis Towers Watson plc	135	20,521

		146,490

Interactive Media & Services — 5.9%

Alphabet, Inc., Class A * (a)	181	188,762

Alphabet, Inc., Class C * (a)	151	156,522

Facebook, Inc., Class A * (a)	444	58,197

		403,481

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc.* (a)	169	254,132

Expedia Group, Inc.	131	14,786

		268,918

IT Services — 7.2%

Automatic Data Processing, Inc. (a)	675	88,495

Fidelity National Information Services, Inc.	526	53,952

First Data Corp., Class A *	1,169	19,760

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Fiserv, Inc. *	595	43,736

Mastercard, Inc., Class A (a)	601	113,442

PayPal Holdings, Inc. *	566	47,614

Visa, Inc., Class A	772	101,923

WEX, Inc. *	161	22,501

		491,423

Machinery — 2.8%

Caterpillar, Inc. (a)	429	54,524

Ingersoll-Rand plc	310	28,267

Parker-Hannifin Corp.	283	42,234

Stanley Black & Decker, Inc.	556	66,532

		191,557

Media — 3.0%

Charter Communications, Inc., Class A *	247	70,385

Comcast Corp., Class A	2,060	70,148

Discovery, Inc., Class A *	1,984	49,077

Discovery, Inc., Class C *	627	14,462

		204,072

Multiline Retail — 1.0%

Dollar General Corp.	210	22,684

Dollar Tree, Inc. *	466	42,068

		64,752

Multi-Utilities — 0.5%

Public Service Enterprise Group, Inc.	476	24,755

Sempra Energy	107	11,526

		36,281

Oil, Gas & Consumable Fuels — 9.4%

Chevron Corp.	398	43,335

Diamondback Energy, Inc.	605	56,101

EOG Resources, Inc. (a)	731	63,723

Marathon Petroleum Corp. (a)	2,518	148,559

Occidental Petroleum Corp. (a)	2,357	144,677

ONEOK, Inc.	176	9,504

Parsley Energy, Inc., Class A *	3,044	48,649

Pioneer Natural Resources Co. (a)	889	116,984

TransCanada Corp. (Canada)	322	11,507

		643,039

Pharmaceuticals — 6.8%

Bristol-Myers Squibb Co.	428	22,230

Eli Lilly & Co.	475	54,943

Johnson & Johnson (a)	548	70,661

Merck & Co., Inc.	1,347	102,950

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Pharmaceuticals — continued

Pfizer, Inc.(a)	4,972	217,013

		467,797

Road & Rail — 2.8%

Norfolk Southern Corp. (a)	620	92,708

Union Pacific Corp. (a)	733	101,271

		193,979

Semiconductors & Semiconductor Equipment — 5.8%

Broadcom, Inc. (a)	602	153,130

NVIDIA Corp. (a)	580	77,378

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	100	3,705

Texas Instruments, Inc. (a)	1,695	160,141

		394,354

Software — 7.2%

Adobe, Inc. *	107	24,308

Anaplan, Inc. *	367	9,729

Microsoft Corp. (a)	3,334	338,679

salesforce.com, Inc. * (a)	786	107,645

ServiceNow, Inc. *	59	10,550

		490,911

Specialty Retail — 5.3%

AutoZone, Inc. * (a)	136	113,825

Best Buy Co., Inc.	180	9,547

Home Depot, Inc. (The) (a)	586	100,651

Lowe’s Cos., Inc.	337	31,129

O’Reilly Automotive, Inc. *	55	18,932

Ross Stores, Inc.	1,086	90,390

		364,474

Technology Hardware, Storage & Peripherals — 2.9%

Apple, Inc. (a)	1,254	197,885

Textiles, Apparel & Luxury Goods — 0.6%

PVH Corp.	418	38,895

Tobacco — 1.0%

Philip Morris International, Inc.	1,021	68,191

Trading Companies & Distributors — 0.2%

HD Supply Holdings, Inc. *	386	14,476

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	599	38,105

Total Common Stocks (Cost $6,757,034)		8,514,127

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 0.8%

Investment Companies — 0.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $54,676)	54,676	54,676

Total Long Positions (Cost $6,811,710)		8,568,803

Short Positions — (25.1)%
Common Stocks — (25.1)%

Aerospace & Defense — (1.1)%

Huntington Ingalls Industries, Inc.	(84)	(15,931)

Lockheed Martin Corp.	(119)	(31,257)

Raytheon Co.	(123)	(18,912)

Textron, Inc.	(265)	(12,210)

		(78,310)

Air Freight & Logistics — (0.2)%

CH Robinson Worldwide, Inc.	(133)	(11,143)

Expeditors International of Washington, Inc.	(51)	(3,441)

		(14,584)

Auto Components — (0.3)%

Autoliv, Inc. (Sweden)	(260)	(18,227)

Garrett Motion, Inc. (Switzerland) *	(311)	(3,836)

		(22,063)

Automobiles — (0.2)%

Tesla, Inc. *	(37)	(12,371)

Banks — (1.1)%

Associated Banc-Corp.	(434)	(8,590)

BancorpSouth Bank	(580)	(15,150)

Bank of Hawaii Corp.	(90)	(6,089)

Commerce Bancshares, Inc.	(300)	(16,907)

Cullen/Frost Bankers, Inc.	(76)	(6,691)

First Hawaiian, Inc.	(168)	(3,777)

People’s United Financial, Inc.	(1,422)	(20,521)

		(77,725)

Beverages — (0.1)%

Brown-Forman Corp., Class B	(91)	(4,317)

Biotechnology — (0.3)%

AbbVie, Inc.	(216)	(19,892)

Building Products — (0.4)%

Johnson Controls International plc	(845)	(25,050)

Capital Markets — (0.2)%

T. Rowe Price Group, Inc.	(125)	(11,508)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Chemicals — (1.2)%

Albemarle Corp.	(485)	(37,359)

LyondellBasell Industries NV, Class A	(345)	(28,709)

Scotts Miracle-Gro Co. (The)	(53)	(3,256)

Valvoline, Inc.	(589)	(11,404)

		(80,728)

Construction Materials — (0.2)%

Martin Marietta Materials, Inc.	(20)	(3,406)

Vulcan Materials Co.	(74)	(7,308)

		(10,714)

Consumer Finance — (0.1)%

Synchrony Financial	(299)	(7,008)

Containers & Packaging — (0.2)%

Sonoco Products Co.	(289)	(15,344)

Electric Utilities — (1.2)%

Duke Energy Corp.	(169)	(14,550)

Eversource Energy	(229)	(14,883)

Southern Co. (The)	(1,219)	(53,528)

		(82,961)

Electrical Equipment — (0.7)%

Acuity Brands, Inc.	(149)	(17,180)

Emerson Electric Co.	(175)	(10,444)

Hubbell, Inc.	(127)	(12,585)

Sensata Technologies Holding plc *	(164)	(7,351)

		(47,560)

Energy Equipment & Services — (1.1)%

Baker Hughes a GE Co.	(1,231)	(26,462)

Halliburton Co.	(237)	(6,306)

Helmerich & Payne, Inc.	(189)	(9,057)

National Oilwell Varco, Inc.	(229)	(5,888)

Schlumberger Ltd.	(808)	(29,137)

		(76,850)

Entertainment — (0.2)%

Viacom, Inc., Class B	(605)	(15,547)

Equity Real Estate Investment Trusts (REITs) — (1.8)%

Alexandria Real Estate Equities, Inc.	(101)	(11,613)

American Tower Corp.	(46)	(7,235)

Apartment Investment & Management Co., Class A	(92)	(4,028)

Crown Castle International Corp.	(181)	(19,620)

Extra Space Storage, Inc.	(110)	(9,964)

Realty Income Corp.	(363)	(22,914)

Simon Property Group, Inc.	(139)	(23,372)

UDR, Inc.	(100)	(3,974)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Welltower, Inc.	(295)	(20,461)

		(123,181)

Food & Staples Retailing — (1.0)%

Kroger Co. (The)	(880)	(24,199)

Walgreens Boots Alliance, Inc.	(250)	(17,093)

Walmart, Inc.	(310)	(28,862)

		(70,154)

Food Products — (0.3)%

Campbell Soup Co.	(102)	(3,351)

General Mills, Inc.	(266)	(10,367)

Kellogg Co.	(109)	(6,223)

		(19,941)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(205)	(10,485)

Health Care Equipment & Supplies — (1.3)%

Baxter International, Inc.	(412)	(27,109)

Dentsply Sirona, Inc.	(213)	(7,908)

Stryker Corp.	(193)	(30,203)

Varian Medical Systems, Inc. *	(233)	(26,357)

		(91,577)

Health Care Providers & Services — (0.9)%

Cardinal Health, Inc.	(559)	(24,948)

Henry Schein, Inc. *	(298)	(23,377)

Patterson Cos., Inc.	(636)	(12,496)

		(60,821)

Health Care Technology — (0.3)%

Cerner Corp.*	(371)	(19,448)

Hotels, Restaurants & Leisure — (0.2)%

Chipotle Mexican Grill, Inc. *	(20)	(8,777)

Marriott International, Inc., Class A	(31)	(3,360)

		(12,137)

Household Products — (0.8)%

Church & Dwight Co., Inc.	(2)	(160)

Clorox Co. (The)	(179)	(27,568)

Colgate-Palmolive Co.	(429)	(25,527)

		(53,255)

Insurance — (0.4)%

Arch Capital Group Ltd. *	(269)	(7,186)

RenaissanceRe Holdings Ltd. (Bermuda)	(39)	(5,193)

Torchmark Corp.	(131)	(9,799)

Unum Group	(307)	(9,029)

		(31,207)

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Internet & Direct Marketing Retail — (0.5)%

eBay, Inc. *	(1,152)	(32,342)

IT Services — (0.5)%

Global Payments, Inc.	(138)	(14,183)

Paychex, Inc.	(233)	(15,150)

Western Union Co. (The)	(211)	(3,599)

		(32,932)

Leisure Products — (0.1)%

Mattel, Inc. *	(541)	(5,402)

Machinery — (0.5)%

Donaldson Co., Inc.	(163)	(7,079)

Illinois Tool Works, Inc.	(198)	(25,084)

		(32,163)

Media — (1.2)%

AMC Networks, Inc., Class A *	(389)	(21,374)

Interpublic Group of Cos., Inc. (The)	(1,146)	(23,641)

Omnicom Group, Inc.	(470)	(34,391)

		(79,406)

Multiline Retail — (0.2)%

Kohl’s Corp.	(248)	(16,443)

Multi-Utilities — (0.4)%

Dominion Energy, Inc.	(352)	(25,188)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(720)	(18,887)

Enbridge, Inc. (Canada)	(549)	(17,059)

Equitrans Midstream Corp. *	(403)	(8,074)

Exxon Mobil Corp.	(1,058)	(72,177)

Hess Corp.	(243)	(9,841)

Murphy Oil Corp.	(310)	(7,260)

Phillips 66	(81)	(6,947)

		(140,245)

Paper & Forest Products — (0.2)%

Domtar Corp.	(335)	(11,758)

Personal Products — (0.0)% (d)

Coty, Inc., Class A	(522)	(3,424)

Professional Services — (0.3)%

Robert Half International, Inc.	(355)	(20,291)

Road & Rail — (0.2)%

JB Hunt Transport Services, Inc.	(107)	(9,935)

Werner Enterprises, Inc.	(225)	(6,649)

		(16,584)

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — (0.9)%

Applied Materials, Inc.	(245)	(8,030)

Lam Research Corp.	(194)	(26,377)

Marvell Technology Group Ltd.	(13)	(208)

Maxim Integrated Products, Inc.	(68)	(3,462)

Qorvo, Inc. *	(231)	(14,003)

Skyworks Solutions, Inc.	(107)	(7,177)

		(59,257)

Software — (0.2)%

Citrix Systems, Inc.	(112)	(11,466)

Specialty Retail — (0.5)%

AutoNation, Inc. *	(262)	(9,343)

Bed Bath & Beyond, Inc.	(564)	(6,383)

CarMax, Inc. *	(290)	(18,215)

		(33,941)

Technology Hardware, Storage & Peripherals — (0.8)%

Hewlett Packard Enterprise Co.	(749)	(9,888)

HP, Inc.	(645)	(13,196)

Seagate Technology plc	(476)	(18,351)

Western Digital Corp.	(310)	(11,457)

		(52,892)

Textiles, Apparel & Luxury Goods — (0.5)%

Carter’s, Inc.	(81)	(6,575)

Hanesbrands, Inc.	(1,130)	(14,163)

VF Corp.	(229)	(16,302)

		(37,040)

Water Utilities — (0.2)%

American Water Works Co., Inc.	(82)	(7,435)

Aqua America, Inc.	(100)	(3,422)

		(10,857)

Total Common Stocks (Proceeds $(2,051,784))		(1,716,369)

Total Short Positions (Proceeds $(2,051,784))		(1,716,369)

Total Investments — 100.1% (Cost $4,759,926)		6,852,434
Liabilities in Excess of Other Assets — (0.1%)		(9,551)

NET ASSETS — 100.0%		6,842,883

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $2,362,308,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	101	03/2019	USD	12,640	376

					376

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$8,514,127
Investments in affiliates, at value	54,676
Cash	258
Deposits at broker for futures contracts	2,440
Receivables:
Investment securities sold	13,342
Fund shares sold	25,460
Dividends from non-affiliates	10,044
Dividends from affiliates	153
Variation margin on futures contracts	147

Total Assets	8,620,647

LIABILITIES:
Payables:
Securities sold short, at value	1,716,369
Dividend expense to non-affiliates on securities sold short	3,502
Investment securities purchased	10,182
Interest expense to non-affiliates on securities sold short	948
Fund shares redeemed	41,132
Accrued liabilities:
Investment advisory fees	3,989
Administration fees	256
Distribution fees	224
Service fees	770
Custodian and accounting fees	122
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	270

Total Liabilities	1,777,764

Net Assets	$6,842,883

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$4,905,655
Total distributable earnings (loss) (a)	1,937,228

Total Net Assets	$6,842,883

Net Assets:
Class A	$619,938
Class C	124,362
Class I	4,907,181
Class R2	5,375
Class R5	109,586
Class R6	1,076,441

Total	$6,842,883

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,466
Class C	5,630
Class I	206,546
Class R2	237
Class R5	4,590
Class R6	45,136

Net Asset Value (b):
Class A — Redemption price per share	$23.42
Class C — Offering price per share (c)	22.09
Class I — Offering and redemption price per share	23.76
Class R2 — Offering and redemption price per share	22.71
Class R5 — Offering and redemption price per share	23.88
Class R6 — Offering and redemption price per share	23.85
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.72

Cost of investments in non-affiliates	$6,757,034
Cost of investments in affiliates	54,676
Proceeds from securities sold short	2,051,784

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14
Interest income from affiliates	— (a)
Dividend income from non-affiliates	93,442
Dividend income from affiliates	842

Total investment income	94,298

EXPENSES:
Investment advisory fees	34,844
Administration fees	3,623
Distribution fees:
Class A	933
Class C	580
Class R2	15
Service fees:
Class A	933
Class C	193
Class I	7,754
Class R2	8
Class R5	63
Custodian and accounting fees	243
Professional fees	109
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	201
Registration and filing fees	115
Transfer agency fees (See Note 2.G.)	80
Other	62
Dividend expense to non-affiliates on securities sold short	30,533
Interest expense to non-affiliates on securities sold short	6,501

Total expenses	86,817

Less fees waived	(11,669)

Net expenses	75,148

Net investment income (loss)	19,150

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	341,446
Futures contracts	(4,597)
Securities sold short	(12,686)

Net realized gain (loss)	324,163

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,288,075)
Futures contracts	351
Securities sold short	242,208

Change in net unrealized appreciation/depreciation	(1,045,516)

Net realized/unrealized gains (losses)	(721,353)

Change in net assets resulting from operations	$(702,203)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,150	$22,951
Net realized gain (loss)	324,163	1,328,180
Change in net unrealized appreciation/depreciation	(1,045,516)	(170,779)

Change in net assets resulting from operations	(702,203)	1,180,352

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(96,383)	(103,489)
Class C	(20,837)	(23,856)
Class I	(784,212)	(794,977)
Class R2	(839)	(836)
Class R5	(16,031)	(16,620)
Class R6 (b)	(193,852)	(251,239)

Total distributions to shareholders	(1,112,154)	(1,191,017)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(371,383)	(202,590)

NET ASSETS:
Change in net assets	(2,185,740)	(213,255)
Beginning of period	9,028,623	9,241,878

End of period	$6,842,883	$9,028,623

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A
From net realized gains	$(103,489)
Class C
From net realized gains	(23,856)
Class I
From net investment income	(5,329)
From net realized gains	(789,648)
Class R2
From net realized gains	(836)
Class R5
From net investment income	(379)
From net realized gains	(16,241)
Class R6 (b)
From net investment income	(7,053)
From net realized gains	(244,186)

(b)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (CONTINUED)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$73,531	$152,196
Distributions reinvested	94,468	101,567
Cost of shares redeemed	(165,808)	(269,078)

Change in net assets resulting from Class A capital transactions	$2,191	$(15,315)

Class C
Proceeds from shares issued	$9,884	$14,610
Distributions reinvested	17,995	20,635
Cost of shares redeemed	(28,202)	(76,640)

Change in net assets resulting from Class C capital transactions	$(323)	$(41,395)

Class I
Proceeds from shares issued	$519,129	$942,669
Distributions reinvested	739,627	743,582
Cost of shares redeemed	(1,233,587)	(3,753,341)

Change in net assets resulting from Class I capital transactions	$25,169	$(2,067,090)

Class R2
Proceeds from shares issued	$642	$1,855
Distributions reinvested	532	469
Cost of shares redeemed	(963)	(1,954)

Change in net assets resulting from Class R2 capital transactions	$211	$370

Class R5
Proceeds from shares issued	$12,176	$21,497
Distributions reinvested	15,977	16,608
Cost of shares redeemed	(18,613)	(83,469)

Change in net assets resulting from Class R5 capital transactions	$9,540	$(45,364)

Class R6 (a)
Proceeds from shares issued	$18,370	$2,206,431
Distributions reinvested	166,828	224,242
Cost of shares redeemed	(593,369)	(464,469)

Change in net assets resulting from Class R6 capital transactions	$(408,171)	$1,966,204

Total change in net assets resulting from capital transactions	$(371,383)	$(202,590)

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

	JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,540	4,946
Reinvested	3,825	3,475
Redeemed	(5,567)	(8,817)

Change in Class A Shares	798	(396)

Class C
Issued	379	501
Reinvested	773	740
Redeemed	(1,060)	(2,586)

Change in Class C Shares	92	(1,345)

Class I
Issued	17,776	30,549
Reinvested	29,468	25,111
Redeemed	(42,917)	(116,782)

Change in Class I Shares	4,327	(61,122)

Class R2
Issued	25	63
Reinvested	22	16
Redeemed	(33)	(65)

Change in Class R2 Shares	14	14

Class R5
Issued	458	689
Reinvested	633	557
Redeemed	(615)	(2,602)

Change in Class R5 Shares	476	(1,356)

Class R6 (a)
Issued	622	66,258
Reinvested	6,614	7,523
Redeemed	(20,697)	(15,184)

Change in Class R6 Shares	(13,461)	58,597

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	17

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$ (702,203)

Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,334,104)
Proceeds from disposition of investment securities	6,928,621
Covers of investment securities sold short	(2,656,920)
Proceeds from investment securities sold short	2,447,253
Proceeds of short-term investments — affiliates, net	72,038
Change in unrealized (appreciation) / depreciation on investments	1,288,075
Change in unrealized (appreciation) / depreciation on investment securities sold short	(242,208)
Net realized (gain) / loss on investments	(341,446)
Net realized (gain) / loss on investments securities sold short	12,686
Increase in dividends receivable from non-affiliates	(1,277)
Increase dividends from affiliates	(54)
Increase in variation margin receivable	(114)
Decrease in dividend expense to non-affiliates on securities sold short	(475)
Decrease in interest expense to non-affiliates on securities sold short	(25)
Decrease in investment advisory fees payable	(1,040)
Increase in administration fees payable	256
Decrease in service fees payable	(113)
Decrease in distribution fees payable	(43)
Increase in custodian and accounting fees payable	30
Decrease in trustees’ and chief compliance office fees payable	(4)
Decrease in other accrued expenses payable	53

Net cash provided (used) by operating activities	1,468,986

Cash flows provided (used) by financing activities:
Decrease in due to custodian	(1)
Proceeds from shares issued	612,258
Payment for shares redeemed	(2,003,730)
Cash distributions paid to shareholders (net of reinvestments of $1,035,427)	(76,727)

Net cash provided (used) by financing activities	(1,468,200)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	786
Restricted and unrestricted cash and deposits at broker at beginning of period	1,912

Restricted and unrestricted cash and deposits at broker at end of period	$2,698

Supplemental disclosure of cash flow information:

For the period ended December 31, 2018, the Fund paid approximately $6,526 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and deposits at broker at the end of period to the Statement of Assets and Liabilities:

	June 30, 2018	December 31, 2018
Cash	$—	$258
Deposits at broker:
Futures contracts	1,910	2,440
Securities sold short	2	—

	$1,912	$2,698

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$30.10	$0.03	(f)	$(2.54)	$(2.51)	$(0.05)	$(4.12)	$(4.17)
Year Ended June 30, 2018	30.35	—	(f)(g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(f)	(1.37)	(1.33)	— (g)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(f)(i)	6.44	6.49	(0.05)	(2.31)	(2.36)

Class C
Six Months Ended December 31, 2018 (Unaudited)	28.65	(0.05	)(f)	(2.39)	(2.44)	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15	)(f)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(f)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(f)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(f)(i)	6.32	6.23	—	(2.31)	(2.31)

Class I
Six Months Ended December 31, 2018 (Unaudited)	30.51	0.07	(f)	(2.58)	(2.51)	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	(f)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(f)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(f)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(f)(i)	6.50	6.62	(0.12)	(2.31)	(2.43)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	29.31	(0.02	)(f)	(2.46)	(2.48)	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09	)(f)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(f)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(f)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(f)(i)	6.37	6.35	(0.01)	(2.31)	(2.32)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	30.65	0.07	(f)	(2.58)	(2.51)	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	(f)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(f)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(f)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(f)(i)	6.51	6.69	(0.16)	(2.31)	(2.47)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	30.63	0.09	(f)	(2.58)	(2.49)	(0.17)	(4.12)	(4.29)
November 1, 2017 (j) through June 30, 2018	32.99	0.09	(f)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.38% for the six months ended December 31, 2018, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016, 1.30% and 1.66% for the year ended June 30, 2015 and 1.29% and 1.63% for the year ended June 30, 2014; for Class C are 1.60% and 1.89% for the six months ended December 31, 2018, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016, 1.80% and 2.15% for the year ended June 30, 2015 and 1.79% and 2.12% for the year ended June 30, 2014; for Class I are 0.85% and 1.13% for the six months ended December 31, 2018, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016, 1.05% and 1.38% for the year ended June 30, 2015 and 1.04% and 1.38% for the year ended June 30, 2014; for Class R2 are 1.45% and 1.66% for the six months ended December 31, 2018, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016, 1.55% and 1.97% for the year ended June 30, 2015 and 1.54% and 1.88% for the year ended June 30, 2014; for Class R5 are 0.80% and 0.99% for the six months ended December 31, 2018, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016, 0.85% and 1.17% for the year ended June 30, 2015 and 0.85% and 1.18% for the year ended June 30, 2014; for Class R6 are 0.70% and 0.88% for the six months ended December 31, 2018, 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), $0.12, ($0.02) and $0.17 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, 0.42%, (0.09)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$23.42	(9.04)%	$619,938	1.93%	0.18%		2.21%	48%	72%
30.10	13.16	772,656	2.01	0.01		2.26	110	161
30.35	21.64	791,067	2.20	0.00	(h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14		2.44	88	127
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(i)	2.48	90	122

22.09	(9.26)	124,362	2.43	(0.31)		2.72	48	72
28.65	12.58	158,677	2.50	(0.50)		2.75	110	161
29.21	21.05	201,031	2.70	(0.50)		2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)		2.95	88	127
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(i)	2.97	90	122

23.76	(8.91)	4,907,181	1.68	0.44		1.96	48	72
30.51	13.46	6,169,553	1.75	0.27		2.00	110	161
30.66	21.95	8,075,047	1.94	0.27		2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38		2.16	88	127
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(i)	2.23	90	122

22.71	(9.18)	5,375	2.28	(0.17)		2.49	48	72
29.31	12.81	6,528	2.31	(0.30)		2.52	110	161
29.74	21.33	6,207	2.45	(0.24)		2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)		2.79	88	127
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(i)	2.73	90	122

23.88	(8.89)	109,586	1.63	0.48		1.82	48	72
30.65	13.57	126,084	1.65	0.37		1.85	110	161
30.81	22.18	168,526	1.76	0.47		1.92	94	131
26.44	(4.07)	591,379	1.75	0.73		1.92	88	127
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(i)	2.03	90	122

23.85	(8.83)	1,076,441	1.53	0.57		1.71	48	72
30.63	6.10	1,795,125	1.54	0.44		1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6*	Diversified

*	Class R6 commenced operations on November 1, 2017.

The investment objective of the Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,568,803	$—	$—	$8,568,803

Total Liabilities for Securities Sold Short (a)	$(1,716,369)	$—	$—	$(1,716,369)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$376	$—	$—	$376

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

Futures Contracts — Equity
Average Notional Balance Long	$25,492
Ending Notional Balance Long	12,640

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statement of Operations.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2018, the Fund had outstanding short sales as listed on the SOI.

D. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period October 5, 2018 through December 31, 2018.

E. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below. Amounts in the table below are in thousands.

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$126,714	$1,306,438	$1,378,476	$—	$—	$54,676	54,676	$842	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R5	Class R6	Total
Transfer agency fees	$18	$5	$44	$1	$5	$7	$80

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Fund’s respective average daily net assets. Prior to November 19, 2018, the Investment Advisory fee was accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion and 0.01% of the Fund’s daily average net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$6	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Service Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.10%	1.60%	0.85%	1.45%	0.80%	0.70%

The expense limitation agreement was in effect for the six months ended December 31, 2018 and is in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$4,791	$3,193	$3,597	$11,581

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 was approximately $88,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$5,239,357	$6,919,978	$2,386,282	$2,637,242

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,759,926	$2,447,018	$354,134	$2,092,884

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2018, the Fund deferred to July 1, 2018 the following capital losses of (amounts in thousands):

Net Capital Losses
Short-Term	Long-Term
$116,342	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2018, the Fund had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

Number of Affiliated Omnibus Account	% of the Fund	Number of Non-Affiliated Omnibus Account	% of the Fund
4	17.7%	7	48.2%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

As of December 31, 2018, the Fund pledged a significant portion of its assets for securities sold short to Scotiabank.

8. New Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18 (“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments on the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management has evaluated the implications of these changes and the amendments are included in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	$1,000.00	$909.60	$9.29	1.93%
Hypothetical	1,000.00	1,015.48	9.80	1.93
Class C
Actual	1,000.00	907.40	11.68	2.43
Hypothetical	1,000.00	1,012.96	12.33	2.43
Class I
Actual	1,000.00	910.90	8.09	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class R2
Actual	1,000.00	908.20	10.97	2.28
Hypothetical	1,000.00	1,013.71	11.57	2.28
Class R5
Actual	1,000.00	911.10	7.85	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class R6
Actual	1,000.00	911.70	7.37	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information received about the Fund from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objectives and peer groups. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for both Class A and Class I shares was in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile upon both the Peer Group and Universe. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-PLUS-1218

Semi-Annual Report

J.P. Morgan Funds

December 31, 2018 (Unaudited)

JPMorgan Diversified Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(6.63)%
MSCI World Index (net of foreign withholding taxes)	(9.10)%
Diversified Composite Benchmark**	(4.77)%

Net Assets as of 12/31/2018 (In Thousands)	$1,037,358

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in the second half of 2018.

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices returned to record highs and remained elevated through September. Share prices fell sharply and market volatility spiked in early October, then prices rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (the “EU”) and uncertainty about Britain’s planned exit from the EU. Emerging markets equity prices fell as rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Emerging markets debt generally provided small but positive returns during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”) and underperformed the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index for the six months ended December 31, 2018.

During the reporting period, fixed income investments generally outperformed equity markets and the Fund’s allocation to fixed income securities contributed to performance relative to the World Index.

Within equity, the Fund’s tactical overweight allocation to large cap domestic equity was the largest detractor from performance relative to the Composite Benchmark. The Fund’s underweight allocation to international developed markets and emerging markets contributed to performance relative to the Composite Benchmark.

Within fixed income, an underweight allocation to core fixed income and a tactical underweight allocation to international fixed income were the largest detractors from relative performance. The Fund’s allocations to non-agency and agency mortgage-backed securities, along with the Fund’s allocation to floating rate fixed income, were the largest contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

During the reporting period, the Fund had an opportunistic allocation to non-agency mortgage-backed securities and agency mortgage-backed securities. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate term tactical asset allocation views. The Fund also employed futures to manage a transition of its equity exposure from an overweight to an underweight position during the reporting period. At the end of the period, the Fund was positioned with and bias toward U.S. large cap equity and an underweight to international equity markets.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2018

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Core Plus Bond Fund Class R6 Shares	6.1%
2.	JPMorgan Floating Rate Income Fund Class R6 Shares	4.1
3.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	3.7
4.	JPMorgan Managed Income Fund Class L Shares	2.7
5.	JPMorgan Mid Cap Equity Fund Class R6 Shares	2.0
6.	Microsoft Corp.	1.1
7.	U.S. Treasury Notes 1.13%, 01/31/19	1.1
8.	Amazon.com, Inc.	0.9
9.	Apple, Inc.	0.7
10.	UnitedHealth Group, Inc.	0.6

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	52.0%
Investment Companies	18.6
Corporate Bonds	9.4
Collateralized Mortgage Obligations	8.0
Asset-Backed Securities	4.3
U.S. Treasury Obligations	2.5
Mortgage-Backed Securities	2.0
Commercial Mortgage-Backed Securities	1.2
Others (each less than 1.0%)	0.2
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge**		(10.98)%	(12.42)%	2.70%	8.14%
Without Sales Charge		(6.79)	(8.32)	3.65	8.64
CLASS C SHARES	March 24, 2003
With CDSC***		(8.02)	(9.73)	3.13	8.10
Without CDSC		(7.02)	(8.73)	3.13	8.10
CLASS I SHARES	September 10, 2001	(6.70)	(8.04)	3.91	8.93
CLASS L SHARES	September 10, 1993	(6.63)	(7.90)	4.13	9.17
CLASS R6 SHARES	November 1, 2017	(6.59)	(7.83)	4.16	9.18

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the

MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2018

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 51.5%
Aerospace & Defense — 0.9%
Airbus SE (France)	11		1,021
Boeing Co. (The)	5		1,761
Dassault Aviation SA (France)	—	(a)	169
General Dynamics Corp.	15		2,355
Huntington Ingalls Industries, Inc.	—	(a)	30
L3 Technologies, Inc.	—	(a)	5
Lockheed Martin Corp.	1		155
Meggitt plc (United Kingdom)	9		56
Northrop Grumman Corp.	8		1,859
Raytheon Co.	—	(a)	45
Safran SA (France)	6		764
Textron, Inc.	1		32
Thales SA (France)	4		462
TransDigm Group, Inc. *	—	(a)	10
United Technologies Corp.	8		808

			9,532

Air Freight & Logistics — 0.1%
Cia de Distribucion Integral Logista Holdings SA (Spain)	2		44
Deutsche Post AG (Registered) (Germany)	10		270
Yamato Holdings Co. Ltd. (Japan)	9		252

			566

Airlines — 0.4%
AirAsia Group Bhd. (Malaysia)	55		39
American Airlines Group, Inc.	—	(a)	9
Delta Air Lines, Inc.	36		1,783
Deutsche Lufthansa AG (Registered) (Germany)	7		153
International Consolidated Airlines Group SA (United Kingdom)	55		436
Japan Airlines Co. Ltd. (Japan)	8		280
Qantas Airways Ltd. (Australia)	93		379
Ryanair Holdings plc, ADR (Ireland) *	5		334
Southwest Airlines Co.	12		551
United Continental Holdings, Inc. *	1		105

			4,069

Auto Components — 0.2%
Aptiv plc	—	(a)	21
BorgWarner, Inc.	1		22
Bridgestone Corp. (Japan)	21		813
Continental AG (Germany)	4		544
Delphi Technologies plc	1		11
FCC Co. Ltd. (Japan)	2		38
Hankook Tire Co. Ltd. (South Korea) *	2		62

INVESTMENTS	SHARES (000)		VALUE ($000)

Auto Components — continued
Huayu Automotive Systems Co. Ltd., Class A (China)	12		33
LCI Industries	4		251
Mando Corp. (South Korea) *	2		63
Nexteer Automotive Group Ltd. (China)	32		46
NGK Spark Plug Co. Ltd. (Japan)	13		257
Sumitomo Electric Industries Ltd. (Japan)	17		228
Toyota Boshoku Corp. (Japan)	5		68
TS Tech Co. Ltd. (Japan)	4		99

			2,556

Automobiles — 0.7%
Astra International Tbk. PT (Indonesia)	371		212
Bajaj Auto Ltd. (India)	1		52
Daimler AG (Registered) (Germany)	11		560
Eicher Motors Ltd. (India)	—	(a)	62
Fiat Chrysler Automobiles NV (United Kingdom) *	27		382
Ford Motor Co.	12		93
Ford Otomotiv Sanayi A/S (Turkey)	5		46
Geely Automobile Holdings Ltd. (China)	96		169
General Motors Co.	3		90
Harley-Davidson, Inc.	1		31
Honda Motor Co. Ltd. (Japan)	44		1,162
Hyundai Motor Co. (South Korea)	1		147
Kia Motors Corp. (South Korea) *	4		115
Mahindra & Mahindra Ltd. (India)	13		149
Maruti Suzuki India Ltd. (India)	2		198
Peugeot SA (France)	22		460
Renault SA (France)	6		380
SAIC Motor Corp. Ltd., Class A (China)	20		78
Suzuki Motor Corp. (Japan)	2		76
Tesla, Inc. *	2		797
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	16		52
Toyota Motor Corp. (Japan)	29		1,696

			7,007

Banks — 4.3%
ABN AMRO Group NV, CVA (Netherlands) (b)	18		412
Associated Banc-Corp.	11		208
Australia & New Zealand Banking Group Ltd. (Australia)	32		554
Axis Bank Ltd. (India) *	15		130
Banco Bradesco SA (Preference) (Brazil)	26		255
Banco Santander Chile (Chile)	526		39
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B (Mexico)	60		75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Banco Santander SA (Spain)	58	263
Bancolombia SA (Colombia)	13	121
Bank Central Asia Tbk. PT (Indonesia)	133	241
Bank of America Corp.	173	4,254
Bank of China Ltd., Class H (China)	821	354
Bank of the Philippine Islands (Philippines)	46	82
Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	421	107
Bankia SA (Spain)	91	265
BankUnited, Inc.	8	241
BB&T Corp.	1	45
BNP Paribas SA (France)	23	1,045
BOC Hong Kong Holdings Ltd. (China)	98	364
Cadence BanCorp	9	146
Capitec Bank Holdings Ltd. (South Africa)	2	129
China Construction Bank Corp., Class H (China)	920	753
China Merchants Bank Co. Ltd., Class H (China)	64	230
Chongqing Rural Commercial Bank Co. Ltd., Class H (China)	109	58
CIMB Group Holdings Bhd. (Malaysia)	28	39
Citigroup, Inc.	21	1,107
Citizens Financial Group, Inc.	28	829
Comerica, Inc.	1	102
Commerce Bancshares, Inc.	4	215
Commonwealth Bank of Australia (Australia)	2	121
Credicorp Ltd. (Peru)	1	224
CTBC Financial Holding Co. Ltd. (Taiwan)	311	205
Cullen/Frost Bankers, Inc.	1	73
DBS Group Holdings Ltd. (Singapore)	108	1,876
DNB ASA (Norway)	28	454
E.Sun Financial Holding Co. Ltd. (Taiwan)	234	153
East West Bancorp, Inc.	16	699
Erste Group Bank AG (Austria) *	14	462
Fifth Third Bancorp	19	448
First Financial Bancorp	9	214
First Hawaiian, Inc.	10	221
First Horizon National Corp.	19	247
First Interstate BancSystem, Inc., Class A	2	76
First Republic Bank	10	896
Great Western Bancorp, Inc.	5	166
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	48	233
Hana Financial Group, Inc. (South Korea)	5	175
Hang Seng Bank Ltd. (Hong Kong)	21	459
HDFC Bank Ltd., ADR (India)	8	839

INVESTMENTS	SHARES (000)		VALUE ($000)

Banks — continued
HSBC Holdings plc (United Kingdom)	96		794
Huntington Bancshares, Inc.	79		946
IBERIABANK Corp.	3		223
IndusInd Bank Ltd. (India)	5		121
Industrial & Commercial Bank of China Ltd., Class H (China)	712		507
Industrial Bank of Korea (South Korea)	7		94
ING Groep NV (Netherlands)	92		992
Israel Discount Bank Ltd., Class A (Israel)	37		113
Itau Unibanco Holding SA, ADR (Brazil)	112		1,026
Kasikornbank PCL (Thailand)	34		191
KB Financial Group, Inc. (South Korea)	6		233
KBC Group NV (Belgium)	4		271
KeyCorp	72		1,066
Komercni banka A/S (Czech Republic)	3		100
Lloyds Banking Group plc (United Kingdom)	299		197
M&T Bank Corp.	8		1,143
Mega Financial Holding Co. Ltd. (Taiwan)	95		80
Mitsubishi UFJ Financial Group, Inc. (Japan)	173		848
Mizuho Financial Group, Inc. (Japan)	233		360
Moneta Money Bank A/S (Czech Republic) (b)	23		75
National Australia Bank Ltd. (Australia)	4		69
OTP Bank Nyrt. (Hungary)	5		214
Oversea-Chinese Banking Corp. Ltd. (Singapore)	69		571
People’s United Financial, Inc.	—	(a)	6
Ping An Bank Co. Ltd., Class A (China)	71		97
PNC Financial Services Group, Inc. (The)	12		1,397
Postal Savings Bank of China Co. Ltd., Class H (China) (b)	183		96
Public Bank Bhd. (Malaysia)	37		222
Qatar National Bank QPSC (Qatar)	2		87
Regions Financial Corp.	8		103
Resona Holdings, Inc. (Japan)	33		157
Sberbank of Russia PJSC, ADR (Russia)	26		280
Sberbank of Russia PJSC, ADR (Russia)	5		50
Security Bank Corp. (Philippines)	10		30
Shinhan Financial Group Co. Ltd. (South Korea)	6		217
Siam Commercial Bank PCL (The) (Thailand)	45		186
Standard Chartered plc (United Kingdom)	140		1,090
Sumitomo Mitsui Financial Group, Inc. (Japan)	53		1,757
SunTrust Banks, Inc.	46		2,306
SVB Financial Group *	5		913
Svenska Handelsbanken AB, Class A (Sweden)	46		515
UniCredit SpA (Italy)	4		48

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Banks — continued
United Overseas Bank Ltd. (Singapore)	29		516
US Bancorp	19		859
Wells Fargo & Co.	51		2,337
Western Alliance Bancorp *	5		204
Westpac Banking Corp. (Australia)	6		115
Wintrust Financial Corp.	4		236
Woori Bank (South Korea)	7		93

			45,055

Beverages — 1.0%
Ambev SA (Brazil)	28		110
Anheuser-Busch InBev SA/NV (Belgium)	10		627
Asahi Group Holdings Ltd. (Japan)	23		880
Cia Cervecerias Unidas SA, ADR (Chile)	2		47
Coca-Cola Co. (The)	60		2,855
Coca-Cola European Partners plc (United Kingdom)	10		457
Constellation Brands, Inc., Class A	—	(a)	23
Cott Corp.	8		115
Diageo plc (United Kingdom)	42		1,507
Fomento Economico Mexicano SAB de CV, ADR (Mexico)	3		227
Heineken NV (Netherlands)	2		196
Keurig Dr Pepper, Inc.	13		334
Kirin Holdings Co. Ltd. (Japan)	15		309
Kweichow Moutai Co. Ltd., Class A (China)	1		69
Molson Coors Brewing Co., Class B	8		437
Monster Beverage Corp. *	—	(a)	14
PepsiCo, Inc.	2		247
Pernod Ricard SA (France)	8		1,339
Royal Unibrew A/S (Denmark)	3		204

			9,997

Biotechnology — 0.6%
AbbVie, Inc.	3		264
Alexion Pharmaceuticals, Inc. *	4		357
Amgen, Inc.	1		150
Biogen, Inc. *	4		1,228
Celgene Corp. *	2		132
CSL Ltd. (Australia)	2		233
Exact Sciences Corp. *	9		575
Exelixis, Inc. *	25		487
Gilead Sciences, Inc.	1		49
Intercept Pharmaceuticals, Inc. *	4		388
Regeneron Pharmaceuticals, Inc. *	—	(a)	22
Sage Therapeutics, Inc. *	2		188

INVESTMENTS	SHARES (000)		VALUE ($000)

Biotechnology — continued
Shire plc	4		224
Spark Therapeutics, Inc. *	6		218
Vertex Pharmaceuticals, Inc. *	10		1,676

			6,191

Building Products — 0.3%
Allegion plc	—	(a)	9
Daikin Industries Ltd. (Japan)	12		1,254
Fortune Brands Home & Security, Inc.	15		561
Lennox International, Inc.	5		1,145
Masco Corp.	—	(a)	11
USG Corp.	6		239

			3,219

Capital Markets — 1.5%
3i Group plc (United Kingdom)	56		551
Ameriprise Financial, Inc.	8		818
B3 SA — Brasil Bolsa Balcao (Brazil)	31		217
Bank of New York Mellon Corp. (The)	1		59
BlackRock, Inc.	1		509
Charles Schwab Corp. (The)	38		1,585
Credit Suisse Group AG (Registered) (Switzerland) *	31		342
Deutsche Bank AG (Registered) (Germany)	9		76
Deutsche Boerse AG (Germany)	6		768
E*TRADE Financial Corp.	2		73
Eaton Vance Corp.	5		160
Euronext NV (Netherlands) (b)	4		206
FactSet Research Systems, Inc.	1		202
Flow Traders (Netherlands) (b)	2		70
Focus Financial Partners, Inc., Class A *	4		103
Goldman Sachs Group, Inc. (The)	1		122
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	17		489
IG Group Holdings plc (United Kingdom)	10		75
Intercontinental Exchange, Inc.	1		41
Invesco Ltd.	18		307
Lazard Ltd., Class A	5		195
London Stock Exchange Group plc (United Kingdom)	8		414
Macquarie Group Ltd. (Australia)	8		631
Moelis & Co., Class A	4		128
Moody’s Corp.	—	(a)	18
Morgan Stanley	70		2,757
Morningstar, Inc.	2		193
Moscow Exchange MICEX-RTS PJSC (Russia) *	46		53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Capital Markets — continued
MSCI, Inc.	—	(a)	5
Nasdaq, Inc.	10		787
Northern Trust Corp.	6		516
Partners Group Holding AG (Switzerland)	1		401
S&P Global, Inc.	6		992
SBI Holdings, Inc. (Japan)	11		211
State Street Corp.	1		33
T. Rowe Price Group, Inc.	11		986
Tokai Tokyo Financial Holdings, Inc. (Japan)	9		38
UBS Group AG (Registered) (Switzerland) *	62		770
Yuanta Financial Holding Co. Ltd. (Taiwan)	256		129

			16,030

Chemicals — 0.9%
AdvanSix, Inc. *	8		196
Air Liquide SA (France)	7		818
Akzo Nobel NV (Netherlands)	5		423
Arkema SA (France)	2		161
Asahi Kasei Corp. (Japan)	16		162
BASF SE (Germany)	2		170
Celanese Corp.	—	(a)	14
CF Industries Holdings, Inc.	2		76
Chr Hansen Holding A/S (Denmark)	2		195
Covestro AG (Germany) (b)	6		287
Daicel Corp. (Japan)	32		326
DowDuPont, Inc.	3		147
Eastman Chemical Co.	16		1,175
Evonik Industries AG (Germany)	7		179
FMC Corp.	—	(a)	27
Formosa Chemicals & Fibre Corp. (Taiwan)	36		123
Formosa Plastics Corp. (Taiwan)	67		220
GCP Applied Technologies, Inc. *	10		234
KH Neochem Co. Ltd. (Japan)	3		65
LG Chem Ltd. (South Korea) *	1		164
Linde plc (United Kingdom)	—	(a)	19
Linde plc (United Kingdom)	4		669
Lotte Chemical Corp. (South Korea) *	—	(a)	43
LyondellBasell Industries NV, Class A	1		114
Mitsubishi Chemical Holdings Corp. (Japan)	23		170
Mitsubishi Gas Chemical Co., Inc. (Japan)	6		96
Mosaic Co. (The)	3		83
Nan Ya Plastics Corp. (Taiwan)	83		204
Nitto Denko Corp. (Japan)	5		246
Petronas Chemicals Group Bhd. (Malaysia)	65		145
PPG Industries, Inc.	—	(a)	22

INVESTMENTS	SHARES (000)		VALUE ($000)

Chemicals — continued
PQ Group Holdings, Inc. *	16		231
Quaker Chemical Corp.	2		327
Sasol Ltd. (South Africa)	7		220
Sherwin-Williams Co. (The)	—	(a)	28
Shin-Etsu Chemical Co. Ltd. (Japan)	8		584
Sumitomo Bakelite Co. Ltd. (Japan)	2		69
Tokai Carbon Co. Ltd. (Japan)	15		164
Tokuyama Corp. (Japan)	4		97
Toray Industries, Inc. (Japan)	38		271
Ube Industries Ltd. (Japan)	1		22
UPL Ltd. (India)	5		49
Valvoline, Inc.	15		289

			9,324

Commercial Services & Supplies — 0.4%
Advanced Disposal Services, Inc. *	8		194
Brady Corp., Class A	9		400
BrightView Holdings, Inc. *	15		155
China Everbright International Ltd. (China)	118		106
Copart, Inc. *	15		732
Greentown Service Group Co. Ltd. (China) (b)	52		40
Herman Miller, Inc.	5		156
KAR Auction Services, Inc.	6		286
MSA Safety, Inc.	2		198
Pitney Bowes, Inc.	5		27
US Ecology, Inc.	3		182
Waste Connections, Inc.	30		2,191

			4,667

Communications Equipment — 0.3%
Arista Networks, Inc. *	3		545
Cisco Systems, Inc.	30		1,303
CommScope Holding Co., Inc. *	22		359
F5 Networks, Inc. *	—	(a)	49
Juniper Networks, Inc.	—	(a)	11
Motorola Solutions, Inc.	1		110
Nokia OYJ (Finland)	25		147
Palo Alto Networks, Inc. *	4		740

			3,264

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	12		460
China Railway Group Ltd., Class H (China)	95		86
China State Construction International Holdings Ltd. (China)	38		30

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Construction & Engineering — continued
CIMIC Group Ltd. (Australia)	6		184
Daelim Industrial Co. Ltd. (South Korea) *	1		82
Eiffage SA (France)	4		302
HDC Hyundai Development Co-Engineering & Construction (South Korea) *	1		37
Jacobs Engineering Group, Inc.	—	(a)	9
Kumagai Gumi Co. Ltd. (Japan)	2		51
Kyowa Exeo Corp. (Japan)	4		86
Larsen & Toubro Ltd. (India)	9		182
Quanta Services, Inc.	1		25
Shimizu Corp. (Japan)	11		89
Taisei Corp. (Japan)	7		283
Vinci SA (France)	5		441
Willscot Corp. *	18		169

			2,516

Construction Materials — 0.3%
CRH plc (Ireland)	5		139
Imerys SA (France)	1		57
LafargeHolcim Ltd. (Registered) (Switzerland) *	15		607
LafargeHolcim Ltd. (Registered) (Switzerland) *	2		83
Martin Marietta Materials, Inc.	6		1,058
Siam Cement PCL (The) (Thailand)	10		137
UltraTech Cement Ltd. (India)	3		152
Vulcan Materials Co.	6		552

			2,785

Consumer Finance — 0.3%
Ally Financial, Inc.	12		265
American Express Co.	8		765
Capital One Financial Corp.	21		1,619
Discover Financial Services	—	(a)	26
Shriram Transport Finance Co. Ltd. (India)	6		103
Synchrony Financial	3		74

			2,852

Containers & Packaging — 0.6%
AptarGroup, Inc.	7		624
Avery Dennison Corp.	8		725
Ball Corp.	39		1,795
Crown Holdings, Inc. *	26		1,088
Graphic Packaging Holding Co.	40		424
International Paper Co.	1		21
Packaging Corp. of America	6		474
Westrock Co.	26		981

			6,132

INVESTMENTS	SHARES (000)		VALUE ($000)

Distributors — 0.1%
Genuine Parts Co.	4		420
LKQ Corp. *	21		490
Pool Corp.	4		652

			1,562

Diversified Consumer Services — 0.0% (c)
H&R Block, Inc.	1		21
Kroton Educacional SA (Brazil)	40		91
ServiceMaster Global Holdings, Inc. *	5		195

			307

Diversified Financial Services — 0.2%
Ayala Corp. (Philippines)	4		70
Berkshire Hathaway, Inc., Class B *	3		513
Chailease Holding Co. Ltd. (Taiwan)	46		145
EXOR NV (Netherlands)	5		245
Far East Horizon Ltd. (China)	95		96
FirstRand Ltd. (South Africa)	53		239
Fubon Financial Holding Co. Ltd. (Taiwan)	114		175
Jefferies Financial Group, Inc.	—	(a)	3
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	16		74
ORIX Corp. (Japan)	18		263
Plus500 Ltd. (Israel)	4		76

			1,899

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	62		1,777
CenturyLink, Inc.	1		9
China Unicom Hong Kong Ltd. (China)	128		136
Deutsche Telekom AG (Registered) (Germany)	30		505
Frontier Communications Corp.	3		7
LG Uplus Corp. (South Korea) *	9		136
Nippon Telegraph & Telephone Corp. (Japan)	20		812
Orange SA (France)	52		847
Sunrise Communications Group AG (Switzerland) (b)	2		164
Telecom Italia SpA (Italy) *	295		164
Telefonica Brasil SA (Preference) (Brazil)	14		172
Telefonica SA (Spain)	28		235
Telekomunikasi Indonesia Persero Tbk. PT (Indonesia)	744		194
Telenor ASA (Norway)	27		527
Verizon Communications, Inc.	57		3,197

			8,882

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Electric Utilities — 1.1%
American Electric Power Co., Inc.	14		1,051
CLP Holdings Ltd. (Hong Kong)	43		480
Duke Energy Corp.	6		479
Edison International	6		365
Endesa SA (Spain)	22		505
Enel SpA (Italy)	124		718
Entergy Corp.	1		81
Eversource Energy	8		504
Exelon Corp.	4		166
FirstEnergy Corp.	2		89
Iberdrola SA (Spain)	105		842
Kansai Electric Power Co., Inc. (The) (Japan)	19		283
Korea Electric Power Corp. (South Korea)	3		83
Kyushu Electric Power Co., Inc. (Japan)	5		64
NextEra Energy, Inc.	17		2,909
PG&E Corp. *	2		48
Portland General Electric Co.	8		365
PPL Corp.	3		91
Red Electrica Corp. SA (Spain)	13		293
Southern Co. (The)	2		89
Tenaga Nasional Bhd. (Malaysia)	36		118
Verbund AG (Austria)	2		77
Xcel Energy, Inc.	41		2,034

			11,734

Electrical Equipment — 0.4%
ABB Ltd. (Registered) (Switzerland)	24		452
AMETEK, Inc.	—	(a)	13
Bharat Heavy Electricals Ltd. (India)	114		119
Eaton Corp. plc	12		833
Emerson Electric Co.	1		62
Fuji Electric Co. Ltd. (Japan)	7		200
Generac Holdings, Inc. *	4		214
Hubbell, Inc.	—	(a)	17
Mabuchi Motor Co. Ltd. (Japan)	11		328
Nidec Corp. (Japan)	6		622
Rockwell Automation, Inc.	—	(a)	75
Schneider Electric SE (France)	15		1,040

			3,975

Electronic Equipment, Instruments & Components — 0.5%
AAC Technologies Holdings, Inc. (China)	10		58
Amphenol Corp., Class A	7		596
Arrow Electronics, Inc. *	10		684
Corning, Inc.	24		719

INVESTMENTS	SHARES (000)		VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Delta Electronics, Inc. (Taiwan)	44		185
Hitachi Ltd. (Japan)	18		483
Hon Hai Precision Industry Co. Ltd. (Taiwan) *	69		159
Japan Aviation Electronics Industry Ltd. (Japan)	4		47
Jenoptik AG (Germany)	2		58
Keyence Corp. (Japan)	2		960
Keysight Technologies, Inc. *	—	(a)	15
Largan Precision Co. Ltd. (Taiwan)	2		209
Samsung SDI Co. Ltd. (South Korea)	1		190
Sunny Optical Technology Group Co. Ltd. (China)	15		133
TE Connectivity Ltd.	—	(a)	21
V Technology Co. Ltd. (Japan)	1		56
Zebra Technologies Corp., Class A *	3		526

			5,099

Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H (China)	42		36
Core Laboratories NV	3		204
Halliburton Co.	2		62
National Oilwell Varco, Inc.	1		27
Patterson-UTI Energy, Inc.	24		249
Schlumberger Ltd.	2		82

			660

Entertainment — 0.6%
Capcom Co. Ltd. (Japan)	10		196
CD Projekt SA (Poland) *	2		74
Cinemark Holdings, Inc.	10		347
Electronic Arts, Inc. *	—	(a)	31
NCSoft Corp. (South Korea) *	—	(a)	189
NetEase, Inc., ADR (China)	—	(a)	107
Netflix, Inc. *	13		3,393
Nintendo Co. Ltd. (Japan)	1		372
Spotify Technology SA *	5		576
Take-Two Interactive Software, Inc. *	6		599
Twenty-First Century Fox, Inc., Class A	1		49
Twenty-First Century Fox, Inc., Class B	1		24
Viacom, Inc., Class B	1		32
Walt Disney Co. (The)	3		281

			6,270

Equity Real Estate Investment Trusts (REITs) — 3.8%
Alexandria Real Estate Equities, Inc.	—	(a)	14
American Campus Communities, Inc.	13		519
American Homes 4 Rent, Class A	26		511

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
American Tower Corp.	1		88
Apartment Investment & Management Co., Class A	—	(a)	9
AvalonBay Communities, Inc.	7		1,228
Boston Properties, Inc.	4		400
Brandywine Realty Trust	47		607
Brixmor Property Group, Inc.	79		1,161
CorePoint Lodging, Inc.	14		167
CoreSite Realty Corp.	6		551
Cousins Properties, Inc.	46		361
Crown Castle International Corp.	—	(a)	45
CubeSmart	9		251
Dexus (Australia)	43		320
Digital Realty Trust, Inc.	13		1,391
Douglas Emmett, Inc.	23		785
Duke Realty Corp.	19		503
EastGroup Properties, Inc.	8		722
Empire State Realty Trust, Inc., Class A	20		284
Equinix, Inc.	3		911
Equity LifeStyle Properties, Inc.	12		1,137
Equity Residential	24		1,583
Essex Property Trust, Inc.	5		1,125
Extra Space Storage, Inc.	—	(a)	14
Federal Realty Investment Trust	10		1,195
Fibra Uno Administracion SA de CV (Mexico)	28		31
Goodman Group (Australia)	41		304
Growthpoint Properties Ltd. (South Africa)	62		101
HCP, Inc.	52		1,466
Healthcare Trust of America, Inc., Class A	30		768
Highwoods Properties, Inc.	16		634
Host Hotels & Resorts, Inc.	18		306
Hyprop Investments Ltd. (South Africa)	7		39
Invitation Homes, Inc.	19		376
Iron Mountain, Inc.	15		489
JBG SMITH Properties	8		279
Kimco Realty Corp.	33		486
Liberty Property Trust	12		504
Macerich Co. (The)	—	(a)	7
Mid-America Apartment Communities, Inc.	22		2,081
National Retail Properties, Inc.	10		488
Outfront Media, Inc.	36		645
Park Hotels & Resorts, Inc.	18		460
Pebblebrook Hotel Trust	2		60
Prologis, Inc.	70		4,107
Public Storage	13		2,731

INVESTMENTS	SHARES (000)		VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Rayonier, Inc.	16		434
Realty Income Corp.	—	(a)	21
Redefine Properties Ltd. (South Africa)	124		84
Regency Centers Corp.	—	(a)	11
Rexford Industrial Realty, Inc.	13		378
RLJ Lodging Trust	32		532
Saul Centers, Inc.	3		118
SBA Communications Corp. *	—	(a)	25
Simon Property Group, Inc.	—	(a)	65
SL Green Realty Corp.	—	(a)	9
Sunstone Hotel Investors, Inc.	22		291
Terreno Realty Corp.	16		556
UDR, Inc.	—	(a)	13
Ventas, Inc.	26		1,529
VEREIT, Inc.	99		705
Vornado Realty Trust	6		345
Weingarten Realty Investors	18		445
Welltower, Inc.	6		421
Weyerhaeuser Co.	20		435
WP Carey, Inc.	15		983

			39,644

Food & Staples Retailing — 0.5%
BGF retail Co. Ltd. (South Korea) *	1		151
Bid Corp. Ltd. (South Africa)	8		152
BIM Birlesik Magazalar A/S (Turkey)	5		89
BJ’s Wholesale Club Holdings, Inc. *	9		205
Casey’s General Stores, Inc.	—	(a)	17
Cencosud SA (Chile)	24		43
Clicks Group Ltd. (South Africa)	8		109
Coles Group Ltd. (Australia) *	17		137
Costco Wholesale Corp.	—	(a)	23
Dino Polska SA (Poland) * (b)	4		97
Koninklijke Ahold Delhaize NV (Netherlands)	27		670
Kroger Co. (The)	13		356
Metcash Ltd. (Australia)	54		94
Performance Food Group Co. *	15		498
Pick n Pay Stores Ltd. (South Africa)	9		43
Raia Drogasil SA (Brazil) *	8		120
Seven & i Holdings Co. Ltd. (Japan)	14		595
Shoprite Holdings Ltd. (South Africa)	9		123
SPAR Group Ltd. (The) (South Africa)	8		109
Sysco Corp.	1		83
Tesco plc (United Kingdom)	85		205

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Food & Staples Retailing — continued
Walgreens Boots Alliance, Inc.	15		1,008
Wal-Mart de Mexico SAB de CV (Mexico)	77		197
Walmart, Inc.	2		164
X5 Retail Group NV, GDR (Russia) (b)	3		86

			5,374

Food Products — 0.7%
Archer-Daniels-Midland Co.	2		69
Austevoll Seafood ASA (Norway)	5		63
Conagra Brands, Inc.	1		12
General Mills, Inc.	1		44
Guangdong Haid Group Co. Ltd., Class A (China)	14		47
Hershey Co. (The)	—	(a)	6
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	12		39
JM Smucker Co. (The)	1		55
Kellogg Co.	—	(a)	8
Lamb Weston Holdings, Inc.	—	(a)	11
Leroy Seafood Group ASA (Norway)	17		129
Marine Harvest ASA (Norway)	7		157
Mondelez International, Inc., Class A	42		1,675
Nestle SA (Registered) (Switzerland)	52		4,211
Post Holdings, Inc. *	8		715
Salmar ASA (Norway)	5		258
Tyson Foods, Inc., Class A	1		74
Uni-President Enterprises Corp. (Taiwan)	51		116
Universal Robina Corp. (Philippines)	26		64

			7,753

Gas Utilities — 0.0% (c)
ENN Energy Holdings Ltd. (China)	18		156
Tokyo Gas Co. Ltd. (Japan)	7		185

			341

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	1		42
ABIOMED, Inc. *	—	(a)	85
Align Technology, Inc. *	—	(a)	30
Baxter International, Inc.	2		135
Boston Scientific Corp. *	38		1,339
DexCom, Inc. *	5		642
Edwards Lifesciences Corp. *	—	(a)	29
Hologic, Inc. *	1		31
ICU Medical, Inc. *	1		298
Intuitive Surgical, Inc. *	3		1,552
Koninklijke Philips NV (Netherlands)	5		160

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	7		642
Olympus Corp. (Japan)	3		76
Smith & Nephew plc (United Kingdom)	15		290
Varian Medical Systems, Inc. *	—	(a)	24
West Pharmaceutical Services, Inc.	4		383

			5,758

Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc. *	13		332
Alfresa Holdings Corp. (Japan)	5		117
AmerisourceBergen Corp.	6		423
Anthem, Inc.	—	(a)	27
Cardinal Health, Inc.	2		92
Centene Corp. *	5		607
Cigna Corp.	11		2,158
CVS Health Corp.	22		1,448
DaVita, Inc. *	—	(a)	20
Encompass Health Corp.	6		358
Fresenius Medical Care AG & Co. KGaA (Germany)	6		364
HCA Healthcare, Inc.	3		365
HealthEquity, Inc. *	3		167
Humana, Inc.	—	(a)	36
Laboratory Corp. of America Holdings *	—	(a)	6
McKesson Corp.	1		106
Medipal Holdings Corp. (Japan)	3		66
Molina Healthcare, Inc. *	3		295
Netcare Ltd. (South Africa)	31		56
Premier, Inc., Class A *	6		217
Ship Healthcare Holdings, Inc. (Japan)	1		44
Sinopharm Group Co. Ltd., Class H (China)	32		136
Tenet Healthcare Corp. *	1		21
Tivity Health, Inc. *	6		150
UnitedHealth Group, Inc.	25		6,310

			13,921

Health Care Technology — 0.2%
Evolent Health, Inc., Class A *	21		416
Medidata Solutions, Inc. *	3		224
Teladoc Health, Inc. *	11		554
Veeva Systems, Inc., Class A *	7		634

			1,828

Hotels, Restaurants & Leisure — 0.5%
Accor SA (France)	13		568
Brinker International, Inc.	6		266

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Carnival Corp.	1		26
Darden Restaurants, Inc.	1		58
Genting Malaysia Bhd. (Malaysia)	37		27
Hilton Worldwide Holdings, Inc.	17		1,205
InterContinental Hotels Group plc (United Kingdom)	6		338
Jollibee Foods Corp. (Philippines)	22		120
Marriott International, Inc., Class A	—	(a)	31
McDonald’s Corp.	—	(a)	69
Norwegian Cruise Line Holdings Ltd. *	1		25
Papa John’s International, Inc.	1		41
Royal Caribbean Cruises Ltd.	12		1,177
Sands China Ltd. (Macau)	105		457
Sodexo SA (France)	4		396
Starbucks Corp.	3		165
Whitbread plc (United Kingdom)	3		173
Wyndham Destinations, Inc.	—	(a)	18
Yum China Holdings, Inc. (China)	4		146
Yum! Brands, Inc.	—	(a)	39

			5,345

Household Durables — 0.3%
Barratt Developments plc (United Kingdom)	68		402
Berkeley Group Holdings plc (United Kingdom)	5		221
Bovis Homes Group plc (United Kingdom)	7		80
DR Horton, Inc.	—	(a)	4
Haier Electronics Group Co. Ltd. (Hong Kong) *	23		56
Hangzhou Robam Appliances Co. Ltd., Class A (China)	21		61
Lennar Corp., Class A	25		996
Midea Group Co. Ltd., Class A (China)	7		38
Newell Brands, Inc.	2		40
Panasonic Corp. (Japan)	31		281
Persimmon plc (United Kingdom)	7		162
Redrow plc (United Kingdom)	39		242
Sony Corp. (Japan)	15		742
Taylor Wimpey plc (United Kingdom)	108		189
Tupperware Brands Corp.	—	(a)	15
Whirlpool Corp.	—	(a)	22

			3,551

Household Products — 0.3%
Church & Dwight Co., Inc.	—	(a)	9
Clorox Co. (The)	2		318
Colgate-Palmolive Co.	1		52
Energizer Holdings, Inc.	9		401

INVESTMENTS	SHARES (000)		VALUE ($000)

Household Products — continued
Henkel AG & Co. KGaA (Preference) (Germany)	4		392
Kimberly-Clark Corp.	1		114
Procter & Gamble Co. (The)	13		1,230
Unicharm Corp. (Japan)	4		116

			2,632

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	1		10
China Longyuan Power Group Corp. Ltd., Class H (China)	157		107
China Resources Power Holdings Co. Ltd. (China)	58		112
Electric Power Development Co. Ltd. (Japan)	4		104
Engie Brasil Energia SA (Brazil)	15		126
ERG SpA (Italy)	5		88
NRG Energy, Inc.	3		114

			661

Industrial Conglomerates — 0.4%
3M Co.	—	(a)	49
Alfa SAB de CV, Class A (Mexico)	69		82
Carlisle Cos., Inc.	4		446
CK Hutchison Holdings Ltd. (Hong Kong)	36		341
Fosun International Ltd. (China)	43		63
General Electric Co.	1		4
Honeywell International, Inc.	18		2,352
LG Corp. (South Korea) *	2		155
Shanghai Industrial Holdings Ltd. (China)	15		30
Siemens AG (Registered) (Germany)	3		291
SK Holdings Co. Ltd. (South Korea)	1		140

			3,953

Insurance — 2.2%
Aflac, Inc.	1		32
Ageas (Belgium)	10		449
AIA Group Ltd. (Hong Kong)	235		1,950
Alleghany Corp.	1		322
Allianz SE (Registered) (Germany)	9		1,887
Allstate Corp. (The)	1		102
American International Group, Inc.	19		768
Aon plc	—	(a)	31
Arthur J Gallagher & Co.	7		546
ASR Nederland NV (Netherlands)	11		426
Assicurazioni Generali SpA (Italy)	23		390
Aviva plc (United Kingdom)	156		745
AXA SA (France)	33		722
Brighthouse Financial, Inc. *	—	(a)	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Insurance — continued
China Life Insurance Co. Ltd. (Taiwan)	132		120
China Life Insurance Co. Ltd., Class H (China)	102		216
Chubb Ltd.	5		647
Dai-ichi Life Holdings, Inc. (Japan)	14		220
Everest Re Group Ltd.	—	(a)	27
Fairfax Financial Holdings Ltd. (Canada)	1		379
Hannover Rueck SE (Germany)	2		255
Hartford Financial Services Group, Inc. (The)	27		1,214
Kinsale Capital Group, Inc.	3		172
Legal & General Group plc (United Kingdom)	248		731
Lincoln National Corp.	1		28
Loews Corp.	31		1,393
Marsh & McLennan Cos., Inc.	8		648
MetLife, Inc.	3		119
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	2		421
NN Group NV (Netherlands)	3		133
PICC Property & Casualty Co. Ltd., Class H (China)	134		137
Ping An Insurance Group Co. of China Ltd., Class H (China)	124		1,089
ProAssurance Corp.	4		174
Progressive Corp. (The)	19		1,151
Prudential Financial, Inc.	4		292
Prudential plc (United Kingdom)	67		1,197
RLI Corp.	3		209
Sampo OYJ, Class A (Finland)	5		210
Samsung Fire & Marine Insurance Co. Ltd. (South Korea) *	1		128
Sanlam Ltd. (South Africa)	26		141
Sompo Holdings, Inc. (Japan)	7		228
Swiss Re AG (Switzerland)	4		412
T&D Holdings, Inc. (Japan)	25		288
Tokio Marine Holdings, Inc. (Japan)	9		447
Topdanmark A/S (Denmark)	2		110
Travelers Cos., Inc. (The)	8		900
Unum Group	6		171
Zurich Insurance Group AG (Switzerland) *	1		183

			22,575

Interactive Media & Services — 1.3%
Alphabet, Inc., Class A *	5		4,944
Alphabet, Inc., Class C *	5		4,691
Baidu, Inc., ADR (China) *	2		302
Facebook, Inc., Class A *	7		931
NAVER Corp. (South Korea) *	2		231

INVESTMENTS	SHARES (000)		VALUE ($000)

Interactive Media & Services — continued
Tencent Holdings Ltd. (China)	58		2,317
TripAdvisor, Inc. *	—	(a)	20
Weibo Corp., ADR (China) *	2		121

			13,557

Internet & Direct Marketing Retail — 1.2%
Alibaba Group Holding Ltd., ADR (China) *	12		1,607
Amazon.com, Inc. *	6		9,567
Booking Holdings, Inc. *	—	(a)	108
Ctrip.com International Ltd., ADR (China) *	4		121
Expedia Group, Inc.	4		455
GrubHub, Inc. *	2		125
JD.com, Inc., ADR (China) *	1		30
Wayfair, Inc., Class A *	4		323

			12,336

IT Services — 1.7%
Accenture plc, Class A	11		1,499
Alliance Data Systems Corp.	—	(a)	51
Amadeus IT Group SA (Spain)	4		291
Automatic Data Processing, Inc.	—	(a)	59
Broadridge Financial Solutions, Inc.	—	(a)	13
CANCOM SE (Germany)	2		60
Capgemini SE (France)	12		1,144
Cielo SA (Brazil)	27		61
Cognizant Technology Solutions Corp., Class A	2		104
Computacenter plc (United Kingdom)	3		41
Computershare Ltd. (Australia)	23		282
CoreLogic, Inc. *	6		207
DXC Technology Co.	1		74
Fiserv, Inc. *	—	(a)	26
Fujitsu Ltd. (Japan)	4		262
Global Payments, Inc.	11		1,107
GoDaddy, Inc., Class A *	14		904
HCL Technologies Ltd. (India)	10		144
Infosys Ltd., ADR (India)	15		145
International Business Machines Corp.	1		88
InterXion Holding NV (Netherlands) *	6		332
Mastercard, Inc., Class A	25		4,787
Nihon Unisys Ltd. (Japan)	3		74
Nomura Research Institute Ltd. (Japan)	4		163
Otsuka Corp. (Japan)	8		217
PayPal Holdings, Inc. *	15		1,244
Square, Inc., Class A *	3		140
Tata Consultancy Services Ltd. (India)	11		290

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
IT Services — continued
Visa, Inc., Class A	27		3,543
Worldpay, Inc. *	6		496

			17,848

Leisure Products — 0.1%
Acushnet Holdings Corp.	11		229
Brunswick Corp.	7		321
Malibu Boats, Inc., Class A *	2		58
Tomy Co. Ltd. (Japan)	5		53

			661

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	1		91
Gerresheimer AG (Germany)	1		57
Illumina, Inc. *	3		1,023
IQVIA Holdings, Inc. *	—	(a)	8
Samsung Biologics Co. Ltd. (South Korea) * (b)	—	(a)	102
Syneos Health, Inc. *	4		156
Thermo Fisher Scientific, Inc.	5		1,086
Wuxi Biologics Cayman, Inc. (China) * (b)	13		83

			2,606

Machinery — 1.3%
Alstom SA (France) *	10		397
Altra Industrial Motion Corp.	6		151
Atlas Copco AB, Class A (Sweden) *	18		435
Cargotec OYJ, Class B (Finland)	5		140
Caterpillar, Inc.	15		1,875
China Conch Venture Holdings Ltd. (China)	37		110
Cummins, Inc.	1		94
Deere & Co.	3		489
DMG Mori Co. Ltd. (Japan)	23		258
Douglas Dynamics, Inc.	5		195
Dover Corp.	9		608
Epiroc AB, Class A (Sweden) *	23		215
FANUC Corp. (Japan)	3		501
Fortive Corp.	—	(a)	13
Gates Industrial Corp. plc *	12		157
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea) *	—	(a)	73
Illinois Tool Works, Inc.	6		728
Ingersoll-Rand plc	—	(a)	15
Komatsu Ltd. (Japan)	21		454
Kubota Corp. (Japan)	38		544
Lincoln Electric Holdings, Inc.	4		279
Makita Corp. (Japan)	15		543

INVESTMENTS	SHARES (000)		VALUE ($000)

Machinery — continued
Middleby Corp. (The) *	3		263
Nordson Corp.	3		405
Oshkosh Corp.	7		438
PACCAR, Inc.	2		92
Parker-Hannifin Corp.	5		683
Pentair plc (United Kingdom)	1		28
RBC Bearings, Inc. *	3		389
Sandvik AB (Sweden)	31		438
SMC Corp. (Japan)	2		662
Snap-on, Inc.	—	(a)	24
Stabilus SA (Germany)	1		41
Stanley Black & Decker, Inc.	9		1,067
Toro Co. (The)	11		590
Volvo AB, Class B (Sweden)	24		320
Wartsila OYJ Abp (Finland)	16		255

			13,969

Marine — 0.0% (c)
MISC Bhd. (Malaysia)	28		45

Media — 0.8%
Cable One, Inc.	—	(a)	16
CBS Corp. (Non-Voting), Class B	10		451
Charter Communications, Inc., Class A *	8		2,284
Comcast Corp., Class A	6		193
Discovery, Inc., Class C *	18		412
DISH Network Corp., Class A *	41		1,035
Entercom Communications Corp., Class A	51		293
EW Scripps Co. (The), Class A	2		38
I-CABLE Communications Ltd. (Hong Kong) *	11		—	(a)
ITV plc (United Kingdom)	175		279
JCDecaux SA (France)	7		204
Naspers Ltd., Class N (South Africa)	4		895
Nexstar Media Group, Inc., Class A	8		657
Nine Entertainment Co. Holdings Ltd. (Australia)	54		52
Omnicom Group, Inc.	1		82
Pearson plc (United Kingdom)	45		543
SES SA, FDR (Luxembourg)	12		239
TEGNA, Inc.	2		17
WPP plc (United Kingdom)	45		489

			8,179

Metals & Mining — 0.8%
Alrosa PJSC (Russia)	90		127
Alumina Ltd. (Australia)	143		231
Anglo American plc (South Africa)	6		124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
AngloGold Ashanti Ltd. (South Africa)	11		134
ArcelorMittal (Luxembourg)	28		577
Baoshan Iron & Steel Co. Ltd., Class A (China)	77		73
BHP Group Ltd. (Australia)	81		1,952
BlueScope Steel Ltd. (Australia)	35		269
Evraz plc (Russia)	39		236
Freeport-McMoRan, Inc.	8		81
Gerdau SA (Preference) (Brazil)	14		52
Glencore plc (Switzerland)	158		587
Grupo Mexico SAB de CV, Series B (Mexico)	63		131
Hindalco Industries Ltd. (India)	25		83
Hoa Phat Group JSC (Vietnam) *	—	(a)	—	(a)
Jastrzebska Spolka Weglowa SA (Poland) *	2		32
JSW Steel Ltd. (India)	21		92
Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (b)	5		39
MMC Norilsk Nickel PJSC, ADR (Russia)	12		216
Nucor Corp.	—	(a)	10
Outokumpu OYJ (Finland)	52		190
POSCO (South Korea)	1		231
Regis Resources Ltd. (Australia)	34		116
Rio Tinto Ltd. (Australia)	10		530
Rio Tinto plc (Australia)	19		929
Severstal PJSC, GDR (Russia) (b)	5		63
South32 Ltd. (Australia)	211		501
St Barbara Ltd. (Australia)	31		104
Vale SA, ADR (Brazil)	29		381

			8,091

Multiline Retail — 0.3%
Dollar General Corp.	1		122
Kohl’s Corp.	10		673
Lojas Renner SA (Brazil) *	16		177
Marui Group Co. Ltd. (Japan)	13		248
Next plc (United Kingdom)	7		350
Nordstrom, Inc.	14		660
Target Corp.	1		58
Wesfarmers Ltd. (Australia)	17		376

			2,664

Multi-Utilities — 0.2%
A2A SpA (Italy)	136		244
Ameren Corp.	—	(a)	6
CenterPoint Energy, Inc.	1		41
Dominion Energy, Inc.	1		44

INVESTMENTS	SHARES (000)		VALUE ($000)

Multi-Utilities — continued
DTE Energy Co.	—	(a)	9
NiSource, Inc.	11		284
NorthWestern Corp.	6		343
RWE AG (Germany)	33		723
SCANA Corp.	1		26

			1,720

Oil, Gas & Consumable Fuels — 2.8%
Apache Corp.	2		53
BP plc (United Kingdom)	91		573
Chevron Corp.	7		748
China Petroleum & Chemical Corp., Class H (China)	228		163
China Shenhua Energy Co. Ltd., Class H (China)	72		156
CNOOC Ltd. (China)	212		327
CNX Resources Corp. *	1		13
Coal India Ltd. (India)	33		113
Concho Resources, Inc. *	12		1,190
ConocoPhillips	16		970
Devon Energy Corp.	1		23
Diamondback Energy, Inc.	13		1,205
Eni SpA (Italy)	35		554
EOG Resources, Inc.	20		1,760
EQT Corp.	15		284
Equinor ASA (Norway)	9		189
Equitrans Midstream Corp. *	12		234
Exxon Mobil Corp.	21		1,399
Galp Energia SGPS SA (Portugal)	14		225
Gazprom PJSC, ADR (Russia)	19		85
HollyFrontier Corp.	—	(a)	24
Idemitsu Kosan Co. Ltd. (Japan)	3		91
JXTG Holdings, Inc. (Japan)	51		267
Kinder Morgan, Inc.	59		913
LUKOIL PJSC, ADR (Russia)	5		376
Lundin Petroleum AB (Sweden)	19		483
Marathon Oil Corp.	—	(a)	4
Marathon Petroleum Corp.	26		1,545
MOL Hungarian Oil & Gas plc (Hungary)	10		114
Neste OYJ (Finland)	7		549
Novatek PJSC, GDR (Russia) (b)	1		125
Occidental Petroleum Corp.	25		1,543
OMV AG (Austria)	7		307
ONEOK, Inc.	—	(a)	15
Parsley Energy, Inc., Class A *	31		491
PBF Energy, Inc., Class A	5		170

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
PetroChina Co. Ltd., Class H (China)	340		211
Petroleo Brasileiro SA (Preference) (Brazil)	64		376
Petronet LNG Ltd. (India)	33		105
Phillips 66	6		477
Pioneer Natural Resources Co.	11		1,482
Polski Koncern Naftowy ORLEN SA (Poland)	4		130
PTT Exploration & Production PCL (Thailand)	17		59
PTT PCL (Thailand)	106		150
Range Resources Corp.	2		14
Reliance Industries Ltd., GDR (India) (d)	7		229
Repsol SA (Spain)	11		176
Rosneft Oil Co. PJSC, GDR (Russia) (b)	9		53
Royal Dutch Shell plc, Class A (Netherlands)	82		2,414
Royal Dutch Shell plc, Class B (Netherlands)	63		1,871
Showa Shell Sekiyu KK (Japan)	7		98
SK Innovation Co. Ltd. (South Korea)	—	(a)	76
S-Oil Corp. (South Korea)	1		116
Southwestern Energy Co. *	4		13
Tatneft PJSC, ADR (Russia)	1		79
Tatneft PJSC, ADR (Russia)	—	(a)	13
Thai Oil PCL (Thailand)	34		69
TOTAL SA (France)	40		2,107
Ultrapar Participacoes SA (Brazil)	10		132
United Tractors Tbk. PT (Indonesia)	18		35
Whitehaven Coal Ltd. (Australia)	95		289
Williams Cos., Inc. (The)	30		670

			28,725

Paper & Forest Products — 0.1%
Oji Holdings Corp. (Japan)	29		149
Stora Enso OYJ, Class R (Finland)	18		210
UPM-Kymmene OYJ (Finland)	17		421

			780

Personal Products — 0.3%
Coty, Inc., Class A	40		263
Kao Corp. (Japan)	7		540
L’Oreal SA (France)	2		412
Marico Ltd. (India)	24		126
Unilever NV, CVA (United Kingdom)	37		2,017
Unilever plc (United Kingdom)	2		97

			3,455

Pharmaceuticals — 3.3%
Allergan plc	6		752
Astellas Pharma, Inc. (Japan)	25		322

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued
AstraZeneca plc (United Kingdom)	13		997
Bayer AG (Registered) (Germany)	12		862
Bristol-Myers Squibb Co.	2		108
Catalent, Inc. *	24		738
CSPC Pharmaceutical Group Ltd. (China)	58		83
Eli Lilly & Co.	1		156
Galenica AG (Switzerland) (b)	1		64
GlaxoSmithKline plc (United Kingdom)	135		2,567
Jazz Pharmaceuticals plc *	5		602
Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	9		69
Johnson & Johnson	34		4,391
Kaken Pharmaceutical Co. Ltd. (Japan)	1		49
Kyowa Hakko Kirin Co. Ltd. (Japan)	9		178
Mallinckrodt plc *	1		12
Merck & Co., Inc.	44		3,368
Mylan NV *	—	(a)	5
Nektar Therapeutics *	5		176
Novartis AG (Registered) (Switzerland)	43		3,647
Novo Nordisk A/S, Class B (Denmark)	41		1,870
Otsuka Holdings Co. Ltd. (Japan)	10		413
Pfizer, Inc.	142		6,192
Piramal Enterprises Ltd. (India)	2		82
Prestige Consumer Healthcare, Inc. *	7		204
Revance Therapeutics, Inc. *	11		212
Richter Gedeon Nyrt. (Hungary)	5		95
Roche Holding AG (Switzerland)	15		3,768
Sanofi (France)	11		938
Shionogi & Co. Ltd. (Japan)	4		240
Sino Biopharmaceutical Ltd. (Hong Kong)	101		66
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	4		140
Teva Pharmaceutical Industries Ltd., ADR (Israel)	8		127
TherapeuticsMD, Inc. *	55		208
UCB SA (Belgium)	5		436
Zoetis, Inc.	1		67

			34,204

Professional Services — 0.2%
51job, Inc., ADR (China) *	2		103
Intertrust NV (Netherlands) (b)	3		46
Recruit Holdings Co. Ltd. (Japan)	15		355
RELX plc (United Kingdom)	36		743
Robert Half International, Inc.	—	(a)	10
Verisk Analytics, Inc. *	—	(a)	38
Wolters Kluwer NV (Netherlands)	9		541

			1,836

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.5%
Aroundtown SA (Germany)	18		148
Ayala Land, Inc. (Philippines)	162		125
CBRE Group, Inc., Class A *	35		1,393
China Overseas Land & Investment Ltd. (China)	160		552
China Resources Land Ltd. (China)	48		185
China Vanke Co. Ltd., Class H (China)	46		156
CK Asset Holdings Ltd. (Hong Kong)	127		929
Country Garden Holdings Co. Ltd. (China)	139		169
Cushman & Wakefield plc *	11		157
Emaar Properties PJSC (United Arab Emirates)	75		84
Fabege AB (Sweden)	18		239
Hemfosa Fastigheter AB (Sweden)	6		45
HFF, Inc., Class A	5		171
LEG Immobilien AG (Germany)	2		162
Mitsui Fudosan Co. Ltd. (Japan)	33		733
Nomura Real Estate Holdings, Inc. (Japan)	7		130
Nyfosa AB (Sweden) *	2		9
Open House Co. Ltd. (Japan)	3		114

			5,501

Road & Rail — 0.5%
Central Japan Railway Co. (Japan)	4		802
CSX Corp.	2		93
Knight-Swift Transportation Holdings, Inc.	10		254
Landstar System, Inc.	3		264
National Express Group plc (United Kingdom)	6		28
Norfolk Southern Corp.	18		2,682
Old Dominion Freight Line, Inc.	4		473
Sankyu, Inc. (Japan)	2		81
Tokyu Corp. (Japan)	26		418
Union Pacific Corp.	1		143
West Japan Railway Co. (Japan)	3		198

			5,436

Semiconductors & Semiconductor Equipment — 1.5%
Advantest Corp. (Japan)	14		291
Analog Devices, Inc.	23		1,996
Applied Materials, Inc.	19		625
ASML Holding NV (Netherlands)	9		1,371
Broadcom, Inc.	1		235
Cabot Microelectronics Corp.	2		231
Globalwafers Co. Ltd. (Taiwan)	11		101
Infineon Technologies AG (Germany)	16		323
Intel Corp.	6		269
KLA-Tencor Corp.	—	(a)	6

INVESTMENTS	SHARES (000)		VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Lam Research Corp.	—	(a)	30
Maxim Integrated Products, Inc.	—	(a)	14
MediaTek, Inc. (Taiwan)	17		127
Micron Technology, Inc. *	2		57
NVIDIA Corp.	19		2,565
Power Integrations, Inc.	2		106
Qorvo, Inc. *	—	(a)	28
QUALCOMM, Inc.	7		426
Renesas Electronics Corp. (Japan) *	56		256
Siltronic AG (Germany)	3		254
SK Hynix, Inc. (South Korea)	3		188
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	58		2,113
Texas Instruments, Inc.	29		2,766
Tokyo Electron Ltd. (Japan)	3		360
Universal Display Corp.	2		204
Vanguard International Semiconductor Corp. (Taiwan)	51		99
Win Semiconductors Corp. (Taiwan)	17		66
Xilinx, Inc.	6		530

			15,637

Software — 2.4%
Adobe, Inc. *	4		937
Aspen Technology, Inc. *	3		224
Autodesk, Inc. *	—	(a)	22
Blackbaud, Inc.	3		174
Cadence Design Systems, Inc. *	—	(a)	17
Cision Ltd. *	19		224
Citrix Systems, Inc.	1		108
Cornerstone OnDemand, Inc. *	4		182
DocuSign, Inc. *	7		300
Fair Isaac Corp. *	3		499
Fortinet, Inc. *	—	(a)	12
Guidewire Software, Inc. *	3		218
Instructure, Inc. *	4		151
Intuit, Inc.	5		925
Kingdee International Software Group Co. Ltd. (China)	91		80
Microsoft Corp.	116		11,808
Oracle Corp.	6		250
Q2 Holdings, Inc. *	5		251
Red Hat, Inc. *	2		377
SailPoint Technologies Holding, Inc. *	25		598
salesforce.com, Inc. *	26		3,591

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

SAP SE (Germany)	19		1,922

ServiceNow, Inc. *	6		1,063

Software AG (Germany)	1		44

Splunk, Inc. *	7		707

Symantec Corp.	2		29

Tableau Software, Inc., Class A *	2		203

Tyler Technologies, Inc. *	1		214

			25,130

Specialty Retail — 1.1%

Advance Auto Parts, Inc.	—	(a)	70

AutoZone, Inc. *	4		3,018

Best Buy Co., Inc.	7		367

Dixons Carphone plc (United Kingdom)	96		148

Foot Locker, Inc.	—	(a)	16

Home Depot, Inc. (The)	4		694

Industria de Diseno Textil SA (Spain)	41		1,042

JB Hi-Fi Ltd. (Australia)	4		56

K’s Holdings Corp. (Japan)	9		88

Lowe’s Cos., Inc.	1		119

Mr Price Group Ltd. (South Africa)	10		166

Murphy USA, Inc. *	6		461

O’Reilly Automotive, Inc. *	5		1,745

Ross Stores, Inc.	32		2,624

Signet Jewelers Ltd.	—	(a)	8

Tiffany & Co.	4		358

TJX Cos., Inc. (The)	1		58

Tractor Supply Co.	8		670

Ulta Beauty, Inc. *	—	(a)	5

Urban Outfitters, Inc. *	—	(a)	15

Via Varejo SA (Brazil)	30		34

			11,762

Technology Hardware, Storage & Peripherals — 1.1%

Apple, Inc.	46		7,213

Asustek Computer, Inc. (Taiwan)	13		85

BOE Technology Group Co. Ltd., Class A (China)	78		30

Brother Industries Ltd. (Japan)	12		173

Catcher Technology Co. Ltd. (Taiwan)	15		110

Chicony Electronics Co. Ltd. (Taiwan)	20		41

Focus Media Information Technology Co. Ltd., Class A (China)	38		29

FUJIFILM Holdings Corp. (Japan)	8		299

Hewlett Packard Enterprise Co.	25		330

HP, Inc.	1		30

INVESTMENTS	SHARES (000)		VALUE ($000)

Technology Hardware, Storage & Peripherals — continued

Logitech International SA (Registered) (Switzerland)	8		259

NetApp, Inc.	1		78

Quanta Computer, Inc. (Taiwan)	68		116

Samsung Electronics Co. Ltd. (South Korea)	65		2,279

Seagate Technology plc	—	(a)	4

Western Digital Corp.	—	(a)	3

			11,079

Textiles, Apparel & Luxury Goods — 0.8%

adidas AG (Germany)	4		822

ANTA Sports Products Ltd. (China)	34		163

Burberry Group plc (United Kingdom)	47		1,031

Carter’s, Inc.	3		217

CCC SA (Poland)	1		77

Cie Financiere Richemont SA (Registered) (Switzerland)	14		903

Columbia Sportswear Co.	4		369

EssilorLuxottica SA (France)	5		581

Fossil Group, Inc. *	—	(a)	—	(a)

HUGO BOSS AG (Germany)	4		267

Kering SA (France)	1		631

Lululemon Athletica, Inc. *	6		730

LVMH Moet Hennessy Louis Vuitton SE (France)	3		799

Michael Kors Holdings Ltd. *	—	(a)	15

NIKE, Inc., Class B	1		108

PVH Corp.	11		1,064

Ralph Lauren Corp.	—	(a)	48

Shenzhou International Group Holdings Ltd. (China)	13		148

Tapestry, Inc.	1		27

VF Corp.	—	(a)	18

			8,018

Thrifts & Mortgage Finance — 0.1%

Aareal Bank AG (Germany)	2		48

Housing Development Finance Corp. Ltd. (India)	17		488

			536

Tobacco — 0.2%

Altria Group, Inc.	2		122

British American Tobacco plc (United Kingdom)	18		587

Imperial Brands plc (United Kingdom)	16		492

ITC Ltd. (India)	54		220

Japan Tobacco, Inc. (Japan)	13		318

KT&G Corp. (South Korea)	2		186

Philip Morris International, Inc.	2		122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Tobacco — continued

Swedish Match AB (Sweden)	11		415

			2,462

Trading Companies & Distributors — 0.5%

AerCap Holdings NV (Ireland) *	8		304

Applied Industrial Technologies, Inc.	4		226

Ashtead Group plc (United Kingdom)	16		324

BOC Aviation Ltd. (Singapore) (b)	11		79

Brenntag AG (Germany)	7		312

Ferguson plc	15		955

Howden Joinery Group plc (United Kingdom)	8		47

ITOCHU Corp. (Japan)	21		358

Marubeni Corp. (Japan)	41		289

Mitsubishi Corp. (Japan)	27		746

Mitsui & Co. Ltd. (Japan)	21		318

Sojitz Corp. (Japan)	35		119

Sumitomo Corp. (Japan)	15		207

United Rentals, Inc. *	1		56

WW Grainger, Inc.	2		664

			5,004

Transportation Infrastructure — 0.0% (c)

DP World Ltd. (United Arab Emirates)	4		60

Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)	17		137

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)	7		107

Shanghai International Airport Co. Ltd., Class A (China)	8		60

			364

Water Utilities — 0.0% (c)

American Water Works Co., Inc.	—	(a)	20

Wireless Telecommunication Services — 0.3%

America Movil SAB de CV, Series L (Mexico)	227		161

Bharti Airtel Ltd. (India)	5		22

China Mobile Ltd. (China)	37		353

KDDI Corp. (Japan)	16		385

Mobile TeleSystems PJSC, ADR (Russia)	15		104

MTN Group Ltd. (South Africa)	7		40

NTT DOCOMO, Inc. (Japan)	15		346

SK Telecom Co. Ltd. (South Korea)	—	(a)	113

SoftBank Group Corp. (Japan)	1		46

Taiwan Mobile Co. Ltd. (Taiwan)	13		45

TIM Participacoes SA (Brazil) *	20		60

Turkcell Iletisim Hizmetleri A/S (Turkey)	46		105

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — continued

Vodacom Group Ltd. (South Africa)	17	160

Vodafone Group plc (United Kingdom)	575	1,118

		3,058

Total Common Stocks (Cost $460,571)		534,169

Investment Companies — 18.5%

Fixed Income — 12.8%

JPMorgan Core Plus Bond Fund Class R6 Shares (e)	7,759	62,225

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (e)	15	113

JPMorgan Floating Rate Income Fund Class R6 Shares (e)	4,760	42,599

JPMorgan Managed Income Fund Class L Shares (e)	2,776	27,762

Total Fixed Income		132,699

International Equity — 3.7%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (e)	1,545	38,525

U.S. Equity — 2.0%

JPMorgan Mid Cap Equity Fund Class R6 Shares (e)	490	20,326

Total Investment Companies (Cost $180,566)		191,550

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 9.3%

Aerospace & Defense — 0.2%

Arconic, Inc.

5.13%, 10/1/2024	24	23

5.90%, 2/1/2027	225	215

5.95%, 2/1/2037	80	74

Bombardier, Inc. (Canada)

6.00%, 10/15/2022 (d)	24	22

7.50%, 12/1/2024 (d)	370	349

7.50%, 3/15/2025 (d)	105	99

BWX Technologies, Inc. 5.38%, 7/15/2026 (d)	20	19

Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (d)	20	21

Lockheed Martin Corp. 3.55%, 1/15/2026	100	99

Northrop Grumman Corp. 2.93%, 1/15/2025	200	190

Precision Castparts Corp. 4.20%, 6/15/2035	150	148

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Aerospace & Defense — continued
TransDigm, Inc.
6.50%, 5/15/2025	100	95
6.38%, 6/15/2026	234	218
Triumph Group, Inc.
4.88%, 4/1/2021	70	63
7.75%, 8/15/2025	125	110
United Technologies Corp.
3.95%, 8/16/2025	100	100
5.40%, 5/1/2035	40	42

		1,887

Air Freight & Logistics — 0.0% (c)
XPO Logistics, Inc. 6.50%, 6/15/2022 (d)	119	118

Airlines — 0.0% (c)
United Continental Holdings, Inc. 5.00%, 2/1/2024	80	78

Auto Components — 0.2%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (d)	200	153
Allison Transmission, Inc. 5.00%, 10/1/2024 (d)	100	96
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	415	378
6.25%, 3/15/2026	159	143
6.50%, 4/1/2027	128	114
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (d)	145	127
Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (d)	30	29
Dana, Inc. 6.00%, 9/15/2023	180	179
Delphi Technologies plc 5.00%, 10/1/2025 (d)	165	139
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	50	49
5.00%, 5/31/2026	58	52
4.88%, 3/15/2027	76	67
Icahn Enterprises LP
6.00%, 8/1/2020	45	45
6.38%, 12/15/2025	130	125
IHO Verwaltungs GmbH (Germany) 4.50% (cash), 9/15/2023 (d) (f)	200	183
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (d)	45	42
Tenneco, Inc. 5.00%, 7/15/2026	110	85

		2,006

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — 0.0% (c)
Daimler Finance North America LLC (Germany) 8.50%, 1/18/2031	102	139
General Motors Co. 6.60%, 4/1/2036	50	49

		188

Banks — 0.4%
Australia & New Zealand Banking Group Ltd. (Australia) 2.63%, 11/9/2022	250	243
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (g)	60	59
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (g)	141	137
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (g) (h) (i)	70	69
Series L, 3.95%, 4/21/2025	100	97
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (g)	300	291
Barclays plc (United Kingdom)
3.68%, 1/10/2023	200	192
5.20%, 5/12/2026	200	192
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (g) (h) (i)	70	64
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (g)	250	240
6.68%, 9/13/2043	27	32
Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025 (d)	200	196
Cooperatieve Rabobank UA (Netherlands) 2.75%, 1/10/2023	300	290
HSBC Holdings plc (United Kingdom) 4.25%, 3/14/2024	300	298
Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	200	184
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 2/22/2022	59	58
3.78%, 3/2/2025	200	200
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/2024	297	294
Regions Financial Corp. 3.80%, 8/14/2023	200	200
Royal Bank of Scotland Group plc (United Kingdom) 5.13%, 5/28/2024	370	359
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.10%, 1/17/2023	207	203
SunTrust Banks, Inc. 2.50%, 5/1/2019	97	97
US Bancorp Series V, 2.38%, 7/22/2026	66	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Wells Fargo & Co. 3.00%, 4/22/2026	200	187
Westpac Banking Corp. (Australia) 2.75%, 1/11/2023	200	194

		4,436

Beverages — 0.1%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036 (d)	300	279
Keurig Dr Pepper, Inc. 4.42%, 5/25/2025 (d)	75	75
Molson Coors Brewing Co. 2.25%, 3/15/2020	100	99

		453

Biotechnology — 0.0% (c)
Baxalta, Inc. 3.60%, 6/23/2022	10	10
Celgene Corp. 3.95%, 10/15/2020	100	101
Gilead Sciences, Inc.
3.70%, 4/1/2024	20	20
3.50%, 2/1/2025	10	10

		141

Building Products — 0.1%
American Woodmark Corp. 4.88%, 3/15/2026 (d)	115	102
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (d)	200	184
James Hardie International Finance DAC (Ireland) 4.75%, 1/15/2025 (d)	200	182
JELD-WEN, Inc.
4.63%, 12/15/2025 (d)	50	44
4.88%, 12/15/2027 (d)	35	29
Johnson Controls International plc 5.00%, 3/30/2020	125	128
Masonite International Corp. 5.75%, 9/15/2026 (d)	85	80
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (d)	81	80
Standard Industries, Inc.
6.00%, 10/15/2025 (d)	75	72
4.75%, 1/15/2028 (d)	160	134
Summit Materials LLC 5.13%, 6/1/2025 (d)	65	59
USG Corp. 4.88%, 6/1/2027 (d)	15	15

		1,109

Capital Markets — 0.2%
Bank of New York Mellon Corp. (The) 2.60%, 2/7/2022	100	98
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (d)	44	41

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Brookfield Finance, Inc. (Canada) 4.70%, 9/20/2047	50	46
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	100	126
Deutsche Bank AG (Germany)
3.13%, 1/13/2021	115	111
3.30%, 11/16/2022	150	139
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (g)	121	113
4.25%, 10/21/2025	36	35
3.50%, 11/16/2026	150	139
3.85%, 1/26/2027	200	188
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	94	96
Invesco Finance plc 3.75%, 1/15/2026	62	60
LPL Holdings, Inc. 5.75%, 9/15/2025 (d)	65	61
Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021 (d)	80	84
Morgan Stanley
5.00%, 11/24/2025	100	102
3.88%, 1/27/2026	250	244
4.35%, 9/8/2026	150	146
MSCI, Inc. 5.38%, 5/15/2027 (d)	70	69
Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	47	49
UBS AG (Switzerland) 2.45%, 12/1/2020 (d)	200	196

		2,143

Chemicals — 0.2%
Ashland LLC 4.75%, 8/15/2022 (j)	130	128
Chemours Co. (The)
6.63%, 5/15/2023	90	91
7.00%, 5/15/2025	42	42
Cornerstone Chemical Co. 6.75%, 8/15/2024 (d)	25	22
CVR Partners LP 9.25%, 6/15/2023 (d)	271	282
Dow Chemical Co. (The)
4.13%, 11/15/2021	19	19
3.00%, 11/15/2022	19	19
FXI Holdings, Inc. 7.88%, 11/1/2024 (d)	102	87
Gates Global LLC 6.00%, 7/15/2022 (d)	98	96
GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (d)	125	122
Hexion, Inc. 6.63%, 4/15/2020	70	56

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (d)	480	424
International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	8	8
Koppers, Inc. 6.00%, 2/15/2025 (d)	25	22
Mosaic Co. (The) 5.63%, 11/15/2043	30	31
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024 (d)	188	170
5.25%, 6/1/2027 (d)	65	57
Nufarm Australia Ltd. (Australia) 5.75%, 4/30/2026 (d)	7	6
Nutrien Ltd. (Canada)
3.63%, 3/15/2024	50	48
3.38%, 3/15/2025	22	21
Rain CII Carbon LLC 7.25%, 4/1/2025 (d)	125	113
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023	90	90
5.25%, 12/15/2026	45	41
Sherwin-Williams Co. (The) 3.30%, 2/1/2025	50	48
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (d)	155	136
Tronox Finance plc 5.75%, 10/1/2025 (d)	40	32
Tronox, Inc. 6.50%, 4/15/2026 (d)	38	32
Venator Finance SARL 5.75%, 7/15/2025 (d)	140	112
WR Grace & Co.-Conn 5.63%, 10/1/2024 (d)	30	30

		2,385

Commercial Services & Supplies — 0.2%
ACCO Brands Corp. 5.25%, 12/15/2024 (d)	110	98
ADT Security Corp. (The) 4.13%, 6/15/2023	320	293
Aramark Services, Inc. 5.00%, 2/1/2028 (d)	145	135
Brink’s Co. (The) 4.63%, 10/15/2027 (d)	40	37
Covanta Holding Corp. 5.88%, 7/1/2025	50	46
Garda World Security Corp. (Canada)
7.25%, 11/15/2021 (d)	20	19
8.75%, 5/15/2025 (d)	320	291
Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (d)	50	46
Nielsen Co. Luxembourg SARL (The)
5.50%, 10/1/2021 (d)	25	25
5.00%, 2/1/2025 (d)	140	131
Nielsen Finance LLC 5.00%, 4/15/2022 (d)	130	124
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (d)	215	222
Republic Services, Inc. 5.50%, 9/15/2019	150	152

		1,619

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Communications Equipment — 0.1%
CommScope Technologies LLC
6.00%, 6/15/2025 (d)	364	331
5.00%, 3/15/2027 (d)	135	110
Nokia OYJ (Finland) 4.38%, 6/12/2027	61	57
Plantronics, Inc. 5.50%, 5/31/2023 (d)	50	46

		544

Construction & Engineering — 0.0% (c)
AECOM
5.88%, 10/15/2024	30	30
5.13%, 3/15/2027	218	186
MasTec, Inc. 4.88%, 3/15/2023	70	68
Tutor Perini Corp. 6.88%, 5/1/2025 (d)	165	153

		437

Construction Materials — 0.1%
Cemex SAB de CV (Mexico) 7.75%, 4/16/2026 (d)	600	631
Martin Marietta Materials, Inc. 3.45%, 6/1/2027	78	72
US Concrete, Inc. 6.38%, 6/1/2024	60	55

		758

Consumer Finance — 0.2%
Ally Financial, Inc.
4.63%, 5/19/2022	630	620
5.75%, 11/20/2025	70	70
8.00%, 11/1/2031	60	66
Capital One Financial Corp. 4.20%, 10/29/2025	175	169
Curo Group Holdings Corp. 8.25%, 9/1/2025 (d)	85	67
FirstCash, Inc. 5.38%, 6/1/2024 (d)	55	53
Ford Motor Credit Co. LLC
3.34%, 3/28/2022	200	189
4.69%, 6/9/2025	200	185
General Motors Financial Co., Inc.
4.25%, 5/15/2023	120	117
4.00%, 1/15/2025	145	136
5.25%, 3/1/2026	110	108
John Deere Capital Corp. 3.65%, 10/12/2023	85	86
Springleaf Finance Corp.
8.25%, 10/1/2023	180	185
7.13%, 3/15/2026	81	72
Synchrony Financial 4.25%, 8/15/2024	100	92

		2,215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Containers & Packaging — 0.2%
Ardagh Packaging Finance plc (Ireland) 6.00%, 2/15/2025 (d)	600	554
Ball Corp. 5.25%, 7/1/2025	40	40
Berry Global, Inc. 4.50%, 2/15/2026 (d)	65	59
BWAY Holding Co. 5.50%, 4/15/2024 (d)	105	99
Crown Americas LLC 4.25%, 9/30/2026	85	76
Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026 (d)	39	39
Owens-Brockway Glass Container, Inc.
5.88%, 8/15/2023 (d)	50	50
5.38%, 1/15/2025 (d)	50	48
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	422	420
Sealed Air Corp. 5.13%, 12/1/2024 (d)	55	54
WRKCo, Inc. 3.00%, 9/15/2024 (d)	100	94

		1,533

Distributors — 0.0% (c)
Global Partners LP
6.25%, 7/15/2022	40	38
7.00%, 6/15/2023	40	38

		76

Diversified Consumer Services — 0.0% (c)
Graham Holdings Co. 5.75%, 6/1/2026 (d)	27	27
Service Corp. International 7.50%, 4/1/2027	95	103
Sotheby’s 4.88%, 12/15/2025 (d)	60	54

		184

Diversified Financial Services — 0.1%
ACE Cash Express, Inc. 12.00%, 12/15/2022 (d)	81	71
CNG Holdings, Inc. 9.38%, 5/15/2020 (d)	110	103
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026 (d)	61	59
8.25%, 11/15/2026 (d)	23	21
Travelport Corporate Finance plc 6.00%, 3/15/2026 (d)	53	53
Vantiv LLC 4.38%, 11/15/2025 (d)	200	183
Verscend Escrow Corp. 9.75%, 8/15/2026 (d)	14	13

		503

Diversified Telecommunication Services — 0.7%
Altice France SA (France) 7.38%, 5/1/2026 (d)	585	537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
AT&T, Inc.
3.95%, 1/15/2025	50	49
3.40%, 5/15/2025	20	19
4.90%, 8/15/2037	150	140
British Telecommunications plc (United Kingdom) 9.63%, 12/15/2030 (j)	100	135
CCO Holdings LLC
5.88%, 4/1/2024 (d)	175	174
5.38%, 5/1/2025 (d)	50	48
5.75%, 2/15/2026 (d)	845	828
5.50%, 5/1/2026 (d)	400	384
5.13%, 5/1/2027 (d)	630	587
5.00%, 2/1/2028 (d)	115	106
CenturyLink, Inc.
Series S, 6.45%, 6/15/2021	80	80
Series T, 5.80%, 3/15/2022	60	57
Series Y, 7.50%, 4/1/2024	5	5
5.63%, 4/1/2025	285	251
Cincinnati Bell, Inc.
7.00%, 7/15/2024 (d)	115	95
8.00%, 10/15/2025 (d)	50	41
Embarq Corp. 8.00%, 6/1/2036	320	290
Frontier Communications Corp.
10.50%, 9/15/2022	12	8
7.13%, 1/15/2023	55	31
7.63%, 4/15/2024	19	10
11.00%, 9/15/2025	477	297
8.50%, 4/1/2026 (d)	145	127
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023	460	400
8.00%, 2/15/2024 (d)	255	263
8.50%, 10/15/2024 (d)	341	331
9.75%, 7/15/2025 (d)	120	120
Intelsat Luxembourg SA (Luxembourg)
7.75%, 6/1/2021	11	10
8.13%, 6/1/2023	57	44
Level 3 Financing, Inc.
5.13%, 5/1/2023	95	92
5.38%, 1/15/2024	305	290
5.38%, 5/1/2025	50	47
Qwest Capital Funding, Inc. 7.75%, 2/15/2031	15	12
Sprint Capital Corp. 8.75%, 3/15/2032	483	510
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	145	131
7.72%, 6/4/2038	95	94

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Telefonica Emisiones SA (Spain) 5.13%, 4/27/2020	102	104
Verizon Communications, Inc.
4.33%, 9/21/2028	100	100
4.40%, 11/1/2034	100	97
5.25%, 3/16/2037	91	95
Virgin Media Secured Finance plc (United Kingdom) 5.25%, 1/15/2026 (d)	200	183
Windstream Services LLC
9.00%, 6/30/2025 (d)	345	234
8.63%, 10/31/2025 (d)	60	53

		7,509

Electric Utilities — 0.2%
Alabama Power Co. Series 13-A, 3.55%, 12/1/2023	61	62
DTE Electric Co. 3.38%, 3/1/2025	140	138
Duke Energy Progress LLC 4.10%, 3/15/2043	150	146
Electricite de France SA (France) 2.15%, 1/22/2019 (d)	80	80
Entergy Arkansas LLC 3.50%, 4/1/2026	100	99
Evergy, Inc. 4.85%, 6/1/2021	35	36
Fortis, Inc. (Canada) 3.06%, 10/4/2026	250	228
Kansas City Power & Light Co. 5.30%, 10/1/2041	54	61
Kentucky Utilities Co. 3.30%, 10/1/2025	50	49
Nevada Power Co. 5.45%, 5/15/2041	34	39
NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (d)	85	76
Pacific Gas & Electric Co. 3.25%, 6/15/2023	75	66
PECO Energy Co. 4.80%, 10/15/2043	100	106
Pennsylvania Electric Co. 3.25%, 3/15/2028 (d)	75	70
PPL Electric Utilities Corp. 4.75%, 7/15/2043	42	45
Public Service Co. of New Hampshire 3.50%, 11/1/2023	30	30
Southern California Edison Co. 6.65%, 4/1/2029	100	111
Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	50	45
Terraform Global Operating LLC 6.13%, 3/1/2026 (d)	63	59
Virginia Electric & Power Co.
2.95%, 1/15/2022	150	149
4.00%, 1/15/2043	75	71

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Vistra Operations Co. LLC 5.50%, 9/1/2026 (d)	145	140
Wisconsin Electric Power Co. 3.10%, 6/1/2025	165	161

		2,067

Electrical Equipment — 0.0% (c)
Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026 (d)	40	37
Sensata Technologies BV 5.63%, 11/1/2024 (d)	55	54
Vertiv Group Corp. 9.25%, 10/15/2024 (d)	292	268

		359

Electronic Equipment, Instruments & Components — 0.0% (c)
Anixter, Inc. 6.00%, 12/1/2025 (d)	40	40
Arrow Electronics, Inc. 4.50%, 3/1/2023	100	101
CDW LLC
5.50%, 12/1/2024	45	45
5.00%, 9/1/2025	155	148

		334

Energy Equipment & Services — 0.1%
Calfrac Holdings LP (Canada) 8.50%, 6/15/2026 (d)	55	39
CSI Compressco LP 7.50%, 4/1/2025 (d)	25	23
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	34	28
Ensco plc
8.00%, 1/31/2024	20	17
5.20%, 3/15/2025	46	31
7.75%, 2/1/2026	10	7
5.75%, 10/1/2044	6	3
Halliburton Co. 8.75%, 2/15/2021	125	138
Nabors Industries, Inc. 5.75%, 2/1/2025	148	112
Noble Holding International Ltd.
7.95%, 4/1/2025 (j)	23	17
7.88%, 2/1/2026 (d)	60	51
5.25%, 3/15/2042	24	14
Precision Drilling Corp. (Canada)
6.50%, 12/15/2021	5	4
7.75%, 12/15/2023	105	97
7.13%, 1/15/2026 (d)	46	40
Rowan Cos., Inc. 7.38%, 6/15/2025	18	15
SESI LLC 7.75%, 9/15/2024	21	17
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (d)	97	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Energy Equipment & Services — continued
Transocean Guardian Ltd. 5.88%, 1/15/2024 (d)	70	67
Transocean Pontus Ltd. 6.13%, 8/1/2025 (d)	105	101
Transocean Proteus Ltd. 6.25%, 12/1/2024 (d)	4	4
Transocean, Inc.
9.00%, 7/15/2023 (d)	45	45
7.25%, 11/1/2025 (d)	90	78
7.50%, 1/15/2026 (d)	175	154
7.50%, 4/15/2031	59	45
6.80%, 3/15/2038	65	43
9.35%, 12/15/2041 (j)	87	72
Unit Corp. 6.63%, 5/15/2021	33	30
USA Compression Partners LP 6.88%, 4/1/2026 (d)	15	14
Weatherford International LLC 9.88%, 3/1/2025 (d)	16	10
Weatherford International Ltd.
4.50%, 4/15/2022	10	6
8.25%, 6/15/2023	9	6
9.88%, 2/15/2024	15	9
7.00%, 3/15/2038	35	18
6.75%, 9/15/2040	2	1
5.95%, 4/15/2042	41	21

		1,460

Entertainment — 0.1%
21st Century Fox America, Inc. 6.75%, 1/9/2038	50	66
AMC Entertainment Holdings, Inc.
5.75%, 6/15/2025	179	157
5.88%, 11/15/2026	17	15
6.13%, 5/15/2027	57	49
Cinemark USA, Inc. 4.88%, 6/1/2023	51	49
Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (d)	110	104
Netflix, Inc.
5.75%, 3/1/2024	50	51
4.88%, 4/15/2028	270	246
5.88%, 11/15/2028 (d)	87	85
Viacom, Inc.
3.88%, 4/1/2024	11	11
(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (g)	104	95
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	41	38

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — continued
WMG Acquisition Corp.
5.63%, 4/15/2022 (d)	173	173
4.88%, 11/1/2024 (d)	55	52
5.50%, 4/15/2026 (d)	99	94

		1,285

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp. 3.50%, 1/31/2023	40	39
Crown Castle International Corp. 4.45%, 2/15/2026	240	239
CyrusOne LP 5.38%, 3/15/2027	43	42
Duke Realty LP 3.63%, 4/15/2023	84	84
EPR Properties 4.50%, 6/1/2027	62	60
Equinix, Inc.
5.75%, 1/1/2025	15	15
5.88%, 1/15/2026	312	314
ERP Operating LP 4.63%, 12/15/2021	158	163
ESH Hospitality, Inc. 5.25%, 5/1/2025 (d)	160	149
GEO Group, Inc. (The) 5.88%, 10/15/2024	210	185
GLP Capital LP
5.25%, 6/1/2025	75	74
5.75%, 6/1/2028	75	76
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (d)	52	50
Iron Mountain, Inc. 4.88%, 9/15/2027 (d)	220	192
Liberty Property LP 4.40%, 2/15/2024	50	51
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024	120	119
4.50%, 1/15/2028	15	13
National Retail Properties, Inc. 3.60%, 12/15/2026	51	49
Realty Income Corp. 3.65%, 1/15/2028	50	48
RHP Hotel Properties LP 5.00%, 4/15/2021	250	248
SBA Communications Corp. 4.88%, 9/1/2024	41	39
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (d)	250	242
Senior Housing Properties Trust 4.75%, 2/15/2028	150	142
Simon Property Group LP
2.50%, 9/1/2020	17	17
3.38%, 12/1/2027	100	96
Uniti Group LP
6.00%, 4/15/2023 (d)	155	140
8.25%, 10/15/2023	70	61
7.13%, 12/15/2024 (d)	25	21

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Ventas Realty LP 4.13%, 1/15/2026	123	122
VEREIT Operating Partnership LP 4.60%, 2/6/2024	100	101
VICI Properties 1 LLC 8.00%, 10/15/2023	182	196
Welltower, Inc. 4.50%, 1/15/2024	50	51

		3,438

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC
6.63%, 6/15/2024	405	375
5.75%, 3/15/2025	90	79
Kroger Co. (The) 5.40%, 7/15/2040	25	26
New Albertsons LP 8.70%, 5/1/2030	135	113
Rite Aid Corp. 6.13%, 4/1/2023 (d)	195	154
Sysco Corp. 3.75%, 10/1/2025	56	55

		802

Food Products — 0.2%
B&G Foods, Inc. 5.25%, 4/1/2025	42	39
Campbell Soup Co. 3.95%, 3/15/2025	200	192
Cargill, Inc. 3.30%, 3/1/2022 (d)	100	100
Conagra Brands, Inc. 3.20%, 1/25/2023	114	110
Dole Food Co., Inc. 7.25%, 6/15/2025 (d)	80	74
JBS USA LUX SA
5.75%, 6/15/2025 (d)	480	460
6.75%, 2/15/2028 (d)	28	28
Kraft Heinz Foods Co. 6.88%, 1/26/2039	100	112
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	38	39
Nestle Holdings, Inc. 3.50%, 9/24/2025 (d)	150	151
Pilgrim’s Pride Corp.
5.75%, 3/15/2025 (d)	53	50
5.88%, 9/30/2027 (d)	105	95
Post Holdings, Inc.
5.50%, 3/1/2025 (d)	60	57
5.75%, 3/1/2027 (d)	95	89
5.63%, 1/15/2028 (d)	163	150
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (d)	85	84
Tyson Foods, Inc. 3.90%, 9/28/2023	100	100

		1,930

Gas Utilities — 0.0% (c)
AmeriGas Partners LP
5.63%, 5/20/2024	5	5
5.50%, 5/20/2025	102	93

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — continued
5.88%, 8/20/2026	60	55
5.75%, 5/20/2027	39	34
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	86	88
Southern Natural Gas Co. LLC 4.80%, 3/15/2047 (d)	31	30

		305

Health Care Equipment & Supplies — 0.1%
Avantor, Inc. 6.00%, 10/1/2024 (d)	65	64
DJO Finance LLC 8.13%, 6/15/2021 (d)	180	185
Hill-Rom Holdings, Inc.
5.75%, 9/1/2023 (d)	125	125
5.00%, 2/15/2025 (d)	15	14
Hologic, Inc. 4.38%, 10/15/2025 (d)	115	107
Kinetic Concepts, Inc. 7.88%, 2/15/2021 (d)	90	91
Mallinckrodt International Finance SA
5.63%, 10/15/2023 (d)	185	141
5.50%, 4/15/2025 (d)	60	41
Teleflex, Inc. 4.88%, 6/1/2026	32	31
Zimmer Biomet Holdings, Inc.
3.70%, 3/19/2023	35	35
3.55%, 4/1/2025	50	47

		881

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	90	85
Aetna, Inc. 4.75%, 3/15/2044	30	29
Anthem, Inc.
3.35%, 12/1/2024	100	98
4.10%, 3/1/2028	140	137
Centene Corp.
6.13%, 2/15/2024	38	39
4.75%, 1/15/2025	110	105
Community Health Systems, Inc.
6.88%, 2/1/2022	95	43
6.25%, 3/31/2023	109	99
8.63%, 1/15/2024 (d)	135	133
8.13%, 6/30/2024 (d)	168	123
DaVita, Inc.
5.13%, 7/15/2024	183	172
5.00%, 5/1/2025	190	172
Encompass Health Corp. 5.75%, 11/1/2024	230	228
Envision Healthcare Corp. 8.75%, 10/15/2026 (d)	288	249

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Express Scripts Holding Co. 3.50%, 6/15/2024	240	233
HCA, Inc.
7.50%, 2/15/2022	100	106
5.88%, 5/1/2023	415	420
5.38%, 2/1/2025	430	419
5.25%, 4/15/2025	85	85
5.88%, 2/15/2026	1,175	1,169
5.25%, 6/15/2026	10	10
5.38%, 9/1/2026	116	113
5.63%, 9/1/2028	120	116
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (d)	170	158
NVA Holdings, Inc. 6.88%, 4/1/2026 (d)	60	54
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (d) (f)	94	86
Team Health Holdings, Inc. 6.38%, 2/1/2025 (d)	180	147
Tenet Healthcare Corp.
4.50%, 4/1/2021	145	141
4.38%, 10/1/2021	25	24
7.50%, 1/1/2022 (d)	110	112
8.13%, 4/1/2022	76	76
6.75%, 6/15/2023	576	541
4.63%, 7/15/2024	380	353
5.13%, 5/1/2025	176	164
7.00%, 8/1/2025	75	69
WellCare Health Plans, Inc. 5.25%, 4/1/2025	46	44

		6,352

Health Care Technology — 0.0% (c)
IQVIA, Inc. 5.00%, 10/15/2026 (d)	200	191

Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC (Canada) 4.25%, 5/15/2024 (d)	29	27
Boyd Gaming Corp.
6.88%, 5/15/2023	110	111
6.38%, 4/1/2026	110	107
6.00%, 8/15/2026	86	80
Boyne USA, Inc. 7.25%, 5/1/2025 (d)	104	107
CCM Merger, Inc. 6.00%, 3/15/2022 (d)	60	61
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (d)	45	40
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (d)	100	99

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Eldorado Resorts, Inc.
6.00%, 4/1/2025	66	63
6.00%, 9/15/2026 (d)	23	22
Enterprise Development Authority (The) 12.00%, 7/15/2024 (d)	160	146
Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (d)	118	120
Golden Nugget, Inc. 8.75%, 10/1/2025 (d)	150	144
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	15	14
5.13%, 5/1/2026 (d)	104	100
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	45	45
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	85	80
4.88%, 4/1/2027	20	19
International Game Technology plc 6.25%, 1/15/2027 (d)	200	192
IRB Holding Corp. 6.75%, 2/15/2026 (d)	112	98
Jack Ohio Finance LLC
6.75%, 11/15/2021 (d)	205	207
10.25%, 11/15/2022 (d)	90	96
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (d)	159	153
McDonald’s Corp. 4.88%, 7/15/2040	50	51
MGM Resorts International
5.75%, 6/15/2025	85	82
4.63%, 9/1/2026	765	687
Sabre GLBL, Inc. 5.25%, 11/15/2023 (d)	225	222
Scientific Games International, Inc.
10.00%, 12/1/2022	77	78
5.00%, 10/15/2025 (d)	100	89
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (d)	100	100
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (d)	65	61
5.50%, 4/15/2027 (d)	25	24
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (d)	88	86
Station Casinos LLC 5.00%, 10/1/2025 (d)	69	62
VOC Escrow Ltd. 5.00%, 2/15/2028 (d)	49	45
Wyndham Destinations, Inc.
5.40%, 4/1/2024	17	16
6.35%, 10/1/2025 (j)	10	10
5.75%, 4/1/2027	18	16

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Wynn Las Vegas LLC 5.50%, 3/1/2025 (d)	225	210

		3,970

Household Durables — 0.1%
Lennar Corp. 4.75%, 5/30/2025	170	159
Mattamy Group Corp. (Canada) 6.50%, 10/1/2025 (d)	25	22
New Home Co., Inc. (The) 7.25%, 4/1/2022	60	55
Tempur Sealy International, Inc.
5.63%, 10/15/2023	268	259
5.50%, 6/15/2026	41	37
Toll Brothers Finance Corp. 4.35%, 2/15/2028	45	39

		571

Household Products — 0.1%
Central Garden & Pet Co.
6.13%, 11/15/2023	150	150
5.13%, 2/1/2028	80	71
Energizer Holdings, Inc. 5.50%, 6/15/2025 (d)	145	131
Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (d)	55	42
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	165	167
Spectrum Brands, Inc.
6.13%, 12/15/2024	59	57
5.75%, 7/15/2025	163	155

		773

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.
5.88%, 1/15/2024 (d)	130	128
5.75%, 1/15/2025	115	105
5.25%, 6/1/2026 (d)	45	41
Clearway Energy Operating LLC
5.75%, 10/15/2025 (d)	5	4
5.00%, 9/15/2026	60	54
NRG Energy, Inc.
6.63%, 1/15/2027	40	40
5.75%, 1/15/2028	205	197
Talen Energy Supply LLC 6.50%, 6/1/2025	108	77
Vistra Energy Corp. 5.88%, 6/1/2023	135	135

		781

Industrial Conglomerates — 0.0% (c)
General Electric Co. 6.75%, 3/15/2032	61	64
Roper Technologies, Inc.
3.00%, 12/15/2020	31	31

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Conglomerates — continued
3.80%, 12/15/2026	100	97

		192

Insurance — 0.2%
Allstate Corp. (The) 3.15%, 6/15/2023	61	61
Alterra Finance LLC 6.25%, 9/30/2020	160	167
American International Group, Inc. 3.75%, 7/10/2025	100	96
AmWINS Group, Inc. 7.75%, 7/1/2026 (d)	42	40
Aon Corp. 6.25%, 9/30/2040	28	33
Assurant, Inc. 4.20%, 9/27/2023	120	120
Athene Holding Ltd. 4.13%, 1/12/2028	145	132
Chubb INA Holdings, Inc. 2.88%, 11/3/2022	65	64
CNA Financial Corp.
3.95%, 5/15/2024	17	17
4.50%, 3/1/2026	13	13
CNO Financial Group, Inc. 5.25%, 5/30/2025	45	43
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (d)	36	34
Guardian Life Global Funding 2.50%, 5/8/2022 (d)	100	97
Liberty Mutual Group, Inc.
4.25%, 6/15/2023 (d)	100	101
7.80%, 3/15/2037 (d)	45	49
MetLife, Inc. 3.00%, 3/1/2025	100	96
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (d) (g)	50	44
Protective Life Global Funding 2.62%, 8/22/2022 (d)	150	146
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (d)	250	308
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (d)	200	192
Torchmark Corp. 4.55%, 9/15/2028	25	25
Travelers Property Casualty Corp. 7.75%, 4/15/2026	75	93

		1,971

Interactive Media & Services — 0.0% (c)
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (d)	116	90

IT Services — 0.2%
Alliance Data Systems Corp. 5.38%, 8/1/2022 (d)	130	127
Banff Merger Sub, Inc. 9.75%, 9/1/2026 (d)	99	91

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
IT Services — continued
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (d)	50	47
Cogent Communications Group, Inc. 5.38%, 3/1/2022 (d)	190	188
DXC Technology Co. 4.25%, 4/15/2024	69	68
Exela Intermediate LLC 10.00%, 7/15/2023 (d)	110	105
First Data Corp.
5.38%, 8/15/2023 (d)	225	221
5.75%, 1/15/2024 (d)	600	586
Gartner, Inc. 5.13%, 4/1/2025 (d)	110	107
GCI LLC 6.88%, 4/15/2025	180	175
Western Union Co. (The) 3.60%, 3/15/2022	10	10
Zayo Group LLC
6.00%, 4/1/2023	45	43
6.38%, 5/15/2025	365	339
5.75%, 1/15/2027 (d)	30	27

		2,134

Leisure Products — 0.1%
Mattel, Inc.
3.15%, 3/15/2023	35	29
6.75%, 12/31/2025 (d)	272	242
Vista Outdoor, Inc. 5.88%, 10/1/2023	210	191

		462

Life Sciences Tools & Services — 0.0% (c)
Thermo Fisher Scientific, Inc. 3.20%, 8/15/2027	100	93

Machinery — 0.1%
ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (d)	30	30
EnPro Industries, Inc. 5.75%, 10/15/2026 (d)	66	64
Novelis Corp.
6.25%, 8/15/2024 (d)	134	126
5.88%, 9/30/2026 (d)	50	44
RBS Global, Inc. 4.88%, 12/15/2025 (d)	30	27
SPX FLOW, Inc. 5.63%, 8/15/2024 (d)	195	184
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (d)	34	34
Tennant Co. 5.63%, 5/1/2025	73	69
Terex Corp. 5.63%, 2/1/2025 (d)	95	88
TriMas Corp. 4.88%, 10/15/2025 (d)	65	60
Wabash National Corp. 5.50%, 10/1/2025 (d)	65	56
Welbilt, Inc. 9.50%, 2/15/2024	70	75

		857

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.8%
Altice Financing SA (Luxembourg)
6.63%, 2/15/2023 (d)	250	240
7.50%, 5/15/2026 (d)	200	182
Altice Luxembourg SA (Luxembourg)
7.75%, 5/15/2022 (d)	200	182
7.63%, 2/15/2025 (d)	200	149
AMC Networks, Inc.
5.00%, 4/1/2024	90	85
4.75%, 8/1/2025	105	96
CBS Radio, Inc. 7.25%, 11/1/2024 (d)	105	98
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020	420	409
Series A, 6.50%, 11/15/2022	40	40
Series B, 6.50%, 11/15/2022	890	890
Comcast Corp.
3.00%, 2/1/2024	146	143
3.38%, 2/15/2025	96	94
4.00%, 11/1/2049	39	35
4.05%, 11/1/2052	97	87
Cox Communications, Inc. 4.60%, 8/15/2047 (d)	39	35
CSC Holdings LLC
5.25%, 6/1/2024	35	32
6.63%, 10/15/2025 (d)	200	202
10.88%, 10/15/2025 (d)	200	225
5.50%, 5/15/2026 (d)	275	259
5.38%, 2/1/2028 (d)	160	147
Discovery Communications LLC 4.38%, 6/15/2021	47	48
DISH DBS Corp.
5.88%, 7/15/2022	220	202
5.00%, 3/15/2023	110	92
5.88%, 11/15/2024	1,110	894
7.75%, 7/1/2026	185	153
Gray Escrow, Inc. 7.00%, 5/15/2027 (d)	100	97
Gray Television, Inc.
5.13%, 10/15/2024 (d)	85	79
5.88%, 7/15/2026 (d)	85	79
iHeartCommunications, Inc. 9.00%, 12/15/2019 (k)	310	208
Meredith Corp. 6.88%, 2/1/2026 (d)	70	68
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022 (d)	25	25
5.88%, 11/15/2022	50	50
5.63%, 8/1/2024 (d)	125	117

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Outfront Media Capital LLC 5.63%, 2/15/2024	50	49
Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	105	106
Sinclair Television Group, Inc.
5.63%, 8/1/2024 (d)	100	94
5.88%, 3/15/2026 (d)	12	11
5.13%, 2/15/2027 (d)	118	104
Sirius XM Radio, Inc.
6.00%, 7/15/2024 (d)	590	591
5.38%, 4/15/2025 (d)	135	128
5.38%, 7/15/2026 (d)	55	51
5.00%, 8/1/2027 (d)	15	14
TEGNA, Inc. 6.38%, 10/15/2023	215	216
Time Warner Cable LLC 7.30%, 7/1/2038	125	136
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	150	183
Univision Communications, Inc.
5.13%, 5/15/2023 (d)	35	31
5.13%, 2/15/2025 (d)	90	79
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (d)	365	341
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (d)	75	74
5.13%, 4/15/2027 (d)	200	189

		8,139

Metals & Mining — 0.2%
AK Steel Corp.
7.50%, 7/15/2023	10	10
6.38%, 10/15/2025	51	39
7.00%, 3/15/2027	56	44
Alcoa Nederland Holding BV 6.75%, 9/30/2024 (d)	400	406
BHP Billiton Finance USA Ltd. (Australia) 5.00%, 9/30/2043	34	37
Big River Steel LLC 7.25%, 9/1/2025 (d)	22	22
Cleveland-Cliffs, Inc.
4.88%, 1/15/2024 (d)	25	23
5.75%, 3/1/2025	21	19
Coeur Mining, Inc. 5.88%, 6/1/2024	25	22
Commercial Metals Co.
4.88%, 5/15/2023	25	24
5.38%, 7/15/2027	24	21
FMG Resources August 2006 Pty. Ltd. (Australia)
4.75%, 5/15/2022 (d)	37	35
5.13%, 5/15/2024 (d)	25	23

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued
Freeport-McMoRan, Inc.
3.55%, 3/1/2022	52	49
3.88%, 3/15/2023	239	221
4.55%, 11/14/2024	250	231
5.40%, 11/14/2034	45	35
5.45%, 3/15/2043	60	46
Hecla Mining Co. 6.88%, 5/1/2021	22	22
Hudbay Minerals, Inc. (Canada)
7.25%, 1/15/2023 (d)	35	35
7.63%, 1/15/2025 (d)	20	19
Kaiser Aluminum Corp. 5.88%, 5/15/2024	22	21
Northwest Acquisitions ULC 7.13%, 11/1/2022 (d)	23	23
Steel Dynamics, Inc.
4.13%, 9/15/2025	53	49
5.00%, 12/15/2026	32	30
Teck Resources Ltd. (Canada)
6.13%, 10/1/2035	48	46
6.00%, 8/15/2040	45	42
5.40%, 2/1/2043	26	22
United States Steel Corp.
6.88%, 8/15/2025	13	12
6.25%, 3/15/2026	51	45
Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	161	174

		1,847

Multiline Retail — 0.0% (c)
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021 (d)	242	100
8.75% (cash), 10/15/2021 (d) (f)	205	86

		186

Multi-Utilities — 0.0% (c)
CMS Energy Corp. 3.45%, 8/15/2027	200	193
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	75	76
NiSource, Inc.
2.65%, 11/17/2022	92	88
4.80%, 2/15/2044	65	63
Southern Co. Gas Capital Corp. 5.88%, 3/15/2041	18	20

		440

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — 0.9%
Andeavor Logistics LP
Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (g) (h) (i)	70	62
4.25%, 12/1/2027	40	38
Antero Midstream Partners LP 5.38%, 9/15/2024	155	144
Antero Resources Corp. 5.13%, 12/1/2022	73	69
APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (d)	61	59
Baytex Energy Corp. (Canada) 5.63%, 6/1/2024 (d)	25	22
Blue Racer Midstream LLC 6.13%, 11/15/2022 (d)	175	169
BP Capital Markets America, Inc. 3.12%, 5/4/2026	250	238
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (g)	80	65
California Resources Corp.
5.50%, 9/15/2021	10	7
8.00%, 12/15/2022 (d)	93	63
Callon Petroleum Co.
6.13%, 10/1/2024	28	26
6.38%, 7/1/2026	14	13
Canadian Natural Resources Ltd. (Canada) 6.45%, 6/30/2033	150	168
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	88	81
Cenovus Energy, Inc. (Canada)
3.80%, 9/15/2023	50	48
6.75%, 11/15/2039	100	98
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	152	151
5.13%, 6/30/2027	50	47
Cheniere Energy Partners LP
5.25%, 10/1/2025	35	32
5.63%, 10/1/2026 (d)	36	34
Chesapeake Energy Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.69%, 4/15/2019 (g)	25	25
6.63%, 8/15/2020	22	21
7.00%, 10/1/2024	83	72
8.00%, 1/15/2025	91	80
8.00%, 6/15/2027	155	130
CITGO Petroleum Corp. 6.25%, 8/15/2022 (d)	60	58
CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	200	203

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
CNX Midstream Partners LP 6.50%, 3/15/2026 (d)	20	19
Covey Park Energy LLC 7.50%, 5/15/2025 (d)	95	82
Crestwood Midstream Partners LP
6.25%, 4/1/2023	78	75
5.75%, 4/1/2025	50	46
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (g) (h) (i)	67	60
DCP Midstream Operating LP
3.88%, 3/15/2023	52	49
5.38%, 7/15/2025	31	30
6.75%, 9/15/2037 (d)	55	54
Delek Logistics Partners LP 6.75%, 5/15/2025	49	47
Denbury Resources, Inc.
9.25%, 3/31/2022 (d)	25	23
7.50%, 2/15/2024 (d)	43	35
Diamondback Energy, Inc.
4.75%, 11/1/2024 (d)	18	17
5.38%, 5/31/2025	40	39
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	116	117
Encana Corp. (Canada)
7.38%, 11/1/2031	50	59
6.63%, 8/15/2037	35	37
Energy Transfer LP
4.25%, 3/15/2023	38	37
5.88%, 1/15/2024	27	27
5.50%, 6/1/2027	5	5
Energy Transfer Operating LP
4.05%, 3/15/2025	95	90
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (g) (h) (i)	52	43
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (g) (h) (i)	125	91
4.40%, 4/1/2024	112	105
4.15%, 6/1/2025	40	36
4.85%, 7/15/2026	63	57
5.60%, 4/1/2044	25	21
Enterprise Products Operating LLC
3.90%, 2/15/2024	33	33
3.70%, 2/15/2026	51	50
5.10%, 2/15/2045	150	151

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 8/16/2077 (g)	26	21
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (g)	49	41
EP Energy LLC
9.38%, 5/1/2024(d)	30	13
8.00%, 11/29/2024 (d)	115	86
8.00%, 2/15/2025 (d)	127	53
7.75%, 5/15/2026 (d)	459	406
Extraction Oil & Gas, Inc. 5.63%, 2/1/2026 (d)	5	4
Genesis Energy LP
6.75%, 8/1/2022	27	27
6.00%, 5/15/2023	40	37
5.63%, 6/15/2024	40	34
Gulfport Energy Corp.
6.63%, 5/1/2023	55	52
6.38%, 5/15/2025	20	18
6.38%, 1/15/2026	10	8
Halcon Resources Corp. 6.75%, 2/15/2025	85	62
Hilcorp Energy I LP
5.00%, 12/1/2024 (d)	51	45
6.25%, 11/1/2028 (d)	52	46
Holly Energy Partners LP 6.00%, 8/1/2024 (d)	55	54
Jagged Peak Energy LLC 5.88%, 5/1/2026 (d)	40	37
Laredo Petroleum, Inc. 5.63%, 1/15/2022	5	4
Magellan Midstream Partners LP 5.15%, 10/15/2043	25	25
Martin Midstream Partners LP 7.25%, 2/15/2021	50	47
Matador Resources Co. 5.88%, 9/15/2026	62	57
MEG Energy Corp. (Canada)
6.38%, 1/30/2023 (d)	26	25
7.00%, 3/31/2024 (d)	215	205
6.50%, 1/15/2025 (d)	118	120
MPLX LP 3.38%, 3/15/2023	63	61
Newfield Exploration Co. 5.38%, 1/1/2026	55	54
NGPL PipeCo LLC 4.88%, 8/15/2027 (d)	25	24
Noble Energy, Inc. 4.95%, 8/15/2047	100	87
Northern Oil and Gas, Inc. 9.50%(Blend (cash 8.50% + PIK 1.00%)), 5/15/2023 (f)	36	35
NuStar Logistics LP 5.63%, 4/28/2027	62	58
Oasis Petroleum, Inc.
6.88%, 3/15/2022	26	25
6.88%, 1/15/2023	80	74
6.25%, 5/1/2026 (d)	229	192

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
ONEOK Partners LP 4.90%, 3/15/2025	200	203
Parsley Energy LLC
5.38%, 1/15/2025 (d)	30	28
5.25%, 8/15/2025 (d)	70	63
5.63%, 10/15/2027 (d)	35	32
PBF Holding Co. LLC 7.25%, 6/15/2025	79	74
PBF Logistics LP 6.88%, 5/15/2023	32	31
Peabody Energy Corp. 6.00%, 3/31/2022 (d)	31	30
Petroleos Mexicanos (Mexico)
4.88%, 1/18/2024	29	27
6.88%, 8/4/2026	117	114
5.35%, 2/12/2028	92	80
Phillips 66 3.90%, 3/15/2028	105	101
Plains All American Pipeline LP
Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (g) (h) (i)	75	63
3.85%, 10/15/2023	20	20
QEP Resources, Inc.
5.38%, 10/1/2022	48	43
5.63%, 3/1/2026	37	31
Range Resources Corp. 4.88%, 5/15/2025	100	82
SemGroup Corp.
5.63%, 7/15/2022	25	23
5.63%, 11/15/2023	34	31
6.38%, 3/15/2025	15	14
7.25%, 3/15/2026	51	48
Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (d)	52	47
SM Energy Co.
5.00%, 1/15/2024	96	84
5.63%, 6/1/2025	120	104
6.75%, 9/15/2026	30	27
6.63%, 1/15/2027	89	79
Southwestern Energy Co.
6.20%, 1/23/2025	97	87
7.50%, 4/1/2026	45	42
7.75%, 10/1/2027	35	33
Summit Midstream Holdings LLC
5.50%, 8/15/2022	23	22
5.75%, 4/15/2025	86	79
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	50	56
Sunoco Logistics Partners Operations LP 5.50%, 2/15/2020	240	245

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Sunoco LP
4.88%, 1/15/2023	58	56
5.50%, 2/15/2026	65	62
5.88%, 3/15/2028	10	9
Tallgrass Energy Partners LP
5.50%, 9/15/2024 (d)	59	58
5.50%, 1/15/2028 (d)	105	101
Targa Resources Partners LP
4.25%, 11/15/2023	220	204
6.75%, 3/15/2024	65	66
5.13%, 2/1/2025	50	47
5.88%, 4/15/2026 (d)	90	88
5.38%, 2/1/2027	43	40
5.00%, 1/15/2028	80	72
TerraForm Power Operating LLC 5.00%, 1/31/2028 (d)	150	132
TransMontaigne Partners LP 6.13%, 2/15/2026	27	24
Ultra Resources, Inc.
6.88%, 4/15/2022 ‡ (d)	250	153
7.13%, 4/15/2025 ‡ (d)	131	73
W&T Offshore, Inc. 9.75%, 11/1/2023 (d)	61	53
Whiting Petroleum Corp.
5.75%, 3/15/2021	140	133
6.63%, 1/15/2026	79	68
WildHorse Resource Development Corp. 6.88%, 2/1/2025	110	104
Williams Cos., Inc. (The) 4.85%, 3/1/2048	71	65
WPX Energy, Inc.
5.25%, 9/15/2024	145	131
5.75%, 6/1/2026	66	60

		9,737

Paper & Forest Products — 0.0% (c)
Clearwater Paper Corp. 5.38%, 2/1/2025 (d)	86	78

Personal Products — 0.0% (c)
Coty, Inc. 6.50%, 4/15/2026 (d)	155	133
Prestige Brands, Inc. 6.38%, 3/1/2024 (d)	40	39
Revlon Consumer Products Corp. 6.25%, 8/1/2024	77	41

		213

Pharmaceuticals — 0.2%
Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	40	37

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued
Allergan, Inc. 2.80%, 3/15/2023	80	77
Bausch Health Cos., Inc.
5.50%, 3/1/2023 (d)	25	23
5.88%, 5/15/2023 (d)	844	781
7.00%, 3/15/2024 (d)	156	157
6.13%, 4/15/2025 (d)	540	471
5.50%, 11/1/2025 (d)	16	15
9.00%, 12/15/2025 (d)	260	259
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (d)	44	42
Elanco Animal Health, Inc.
4.27%, 8/28/2023 (d)	40	40
4.90%, 8/28/2028 (d)	40	41
Endo Dac
6.00%, 7/15/2023 (d)	200	153
6.00%, 2/1/2025 (d) (j)	325	233
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	50	45
Valeant Pharmaceuticals International, Inc.
9.25%, 4/1/2026 (d)	49	49
8.50%, 1/31/2027 (d)	82	79

		2,502

Professional Services — 0.0% (c)
Jaguar Holding Co. II 6.38%, 8/1/2023 (d)	69	66

Real Estate Management & Development — 0.0% (c)
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	39	37
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (d)	200	199

		236

Road & Rail — 0.2%
AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (d) (g)	200	194
Ashtead Capital, Inc. (United Kingdom) 4.13%, 8/15/2025 (d)	200	183
Avis Budget Car Rental LLC
6.38%, 4/1/2024 (d)	335	320
5.25%, 3/15/2025 (d)	89	77
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2023 (d)	102	99
5.13%, 10/1/2023 (d)	19	18
Canadian Pacific Railway Co. (Canada) 7.13%, 10/15/2031	63	79

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Road & Rail — continued
DAE Funding LLC (United Arab Emirates) 4.00%, 8/1/2020 (d)	85	83
ERAC USA Finance LLC 4.50%, 8/16/2021 (d)	35	36
Herc Rentals, Inc. 7.75%, 6/1/2024 (d)	144	150
Hertz Corp. (The)
7.38%, 1/15/2021	46	45
7.63%, 6/1/2022 (d)	242	228
5.50%, 10/15/2024 (d)	338	247
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (d)	80	77
Penske Truck Leasing Co. LP
2.50%, 6/15/2019 (d)	35	35
4.20%, 4/1/2027 (d)	160	156
Ryder System, Inc.
2.45%, 9/3/2019	83	82
2.50%, 5/11/2020	113	112

		2,221

Semiconductors & Semiconductor Equipment — 0.1%
Amkor Technology, Inc. 6.38%, 10/1/2022	190	190
Analog Devices, Inc.
2.95%, 1/12/2021	120	119
3.13%, 12/5/2023	37	36
Broadcom Corp. 3.63%, 1/15/2024	151	143
Entegris, Inc. 4.63%, 2/10/2026 (d)	80	74
MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021 (j)	100	89
Qorvo, Inc. 5.50%, 7/15/2026 (d)	20	19
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (d)	200	201

		871

Software — 0.2%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (d)	75	74
Camelot Finance SA 7.88%, 10/15/2024 (d)	78	75
Fair Isaac Corp. 5.25%, 5/15/2026 (d)	36	35
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (d)	88	92
Infor Software Parent LLC 7.13% (cash), 5/1/2021 (d) (f)	65	63
Infor US, Inc.
5.75%, 8/15/2020 (d)	45	45
6.50%, 5/15/2022	550	532
Microsoft Corp. 4.10%, 2/6/2037	217	223
Nuance Communications, Inc. 5.63%, 12/15/2026	75	71

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
Open Text Corp. (Canada) 5.88%, 6/1/2026 (d)	70	69
Oracle Corp. 2.65%, 7/15/2026	300	278
Solera LLC 10.50%, 3/1/2024 (d)	54	58
Symantec Corp. 5.00%, 4/15/2025 (d)	77	72

		1,687

Specialty Retail — 0.1%
Advance Auto Parts, Inc. 4.50%, 12/1/2023	30	31
L Brands, Inc. 6.75%, 7/1/2036	86	70
O’Reilly Automotive, Inc. 3.60%, 9/1/2027	62	59
Party City Holdings, Inc. 6.63%, 8/1/2026 (d)	88	80
Penske Automotive Group, Inc. 5.50%, 5/15/2026	118	110
PetSmart, Inc.
7.13%, 3/15/2023 (d)	243	142
5.88%, 6/1/2025 (d)	165	119
8.88%, 6/1/2025 (d)	80	46
Staples, Inc. 8.50%, 9/15/2025 (d)	385	347

		1,004

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.25%, 2/23/2026	150	146
3.35%, 2/9/2027	75	73
2.90%, 9/12/2027	75	71
Dell International LLC 7.13%, 6/15/2024 (d)	165	168
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	135	81
Western Digital Corp. 4.75%, 2/15/2026	197	171

		710

Textiles, Apparel & Luxury Goods — 0.0% (c)
Hanesbrands, Inc.
4.63%, 5/15/2024 (d)	40	38
4.88%, 5/15/2026 (d)	70	63

		101

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (d)	60	53
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023 (d)	26	25
9.13%, 7/15/2026 (d)	93	91
Nationstar Mortgage LLC 6.50%, 6/1/2022	90	88
Quicken Loans, Inc. 5.25%, 1/15/2028 (d)	170	150
Radian Group, Inc. 4.50%, 10/1/2024	90	82

		489

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Tobacco — 0.0% (c)
BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	68	56

Trading Companies & Distributors — 0.1%
Ahern Rentals, Inc. 7.38%, 5/15/2023 (d)	105	84
Aircastle Ltd. 4.40%, 9/25/2023	30	30
H&E Equipment Services, Inc. 5.63%, 9/1/2025	80	73
United Rentals North America, Inc.
5.88%, 9/15/2026	210	198
6.50%, 12/15/2026	130	128
5.50%, 5/15/2027	335	311
4.88%, 1/15/2028	95	83
WESCO Distribution, Inc. 5.38%, 6/15/2024	45	42

		949

Water Utilities — 0.0% (c)
American Water Capital Corp. 6.59%, 10/15/2037	100	127

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	100	102
Hughes Satellite Systems Corp. 5.25%, 8/1/2026	185	169
Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023 (d)	124	107
Rogers Communications, Inc. (Canada) 3.63%, 12/15/2025	76	74
Sprint Communications, Inc. 7.00%, 3/1/2020 (d)	57	58
Sprint Corp.
7.25%, 9/15/2021	204	209
7.13%, 6/15/2024	468	464
7.63%, 2/15/2025	1,020	1,020
7.63%, 3/1/2026	78	77
T-Mobile USA, Inc.
6.50%, 1/15/2024 ‡	170	—
6.38%, 3/1/2025	142	144
6.38%, 3/1/2025 ‡	200	—
6.50%, 1/15/2026	544	555
6.50%, 1/15/2026 ‡	544	—	(a)
4.50%, 2/1/2026	41	38
4.75%, 2/1/2028	280	253
4.75%, 2/1/2028 ‡	210	—
United States Cellular Corp. 6.70%, 12/15/2033	45	44

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued
Vodafone Group plc (United Kingdom)
6.15%, 2/27/2037	50	53
5.00%, 5/30/2038	28	26
Wind Tre SpA (Italy) 5.00%, 1/20/2026 (d)	200	164

		3,557

Total Corporate Bonds (Cost $103,230)		96,836

Collateralized Mortgage Obligations — 7.9%
Alternative Loan Trust
Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	52	52
Series 2004-27CB, Class A1, 6.00%, 12/25/2034	318	313
Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	11	11
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	381	360
Angel Oak Mortgage Trust I LLC Series 2018-3, Class A1, 3.65%, 9/25/2048 (d) (l)	954	955
Banc of America Alternative Loan Trust
Series 2004-6, Class 4A1, 5.00%, 7/25/2019	21	21
Series 2006-5, Class 3A1, 6.00%, 6/25/2046	78	77
BCAP LLC Trust Series 2007-AA2, Class 2A12, 5.50%, 4/25/2037	1,214	943
Bear Stearns ALT-A Trust
Series 2004-6, Class 1A, 3.15%, 7/25/2034 (l)	26	26
Series 2005-4, Class 23A2, 4.03%, 5/25/2035 (l)	327	330
Series 2005-7, Class 12A3, 3.19%, 8/25/2035 (l)	60	59
CHL Mortgage Pass-Through Trust
Series 2005-HYB3, Class 2A1A, 3.79%, 6/20/2035 (l)	499	501
Series 2006-HYB1, Class 2A2C, 3.66%, 3/20/2036 (l)	626	570
Series 2006-HYB2, Class 2A1B, 3.79%, 4/20/2036 (l)	649	592
Series 2006-21, Class A14, 6.00%, 2/25/2037	91	77
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4, 5.25%, 9/25/2033	8	8

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-4, Class A, 4.47%, 8/25/2035 (l)	204		205
Series 2005-11, Class A2A, 4.82%, 10/25/2035 (l)	170		172
COLT Mortgage Loan Trust Series 2018-2, Class A1, 3.47%, 7/27/2048 (d) (l)	457		455
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	19		20
CVS Pass-Through Trust 8.35%, 7/10/2031 (d)	153		185
Deephaven Residential Mortgage Trust Series 2018-3A, Class A1, 3.79%, 8/25/2058 (d) (l)	463		463
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 2.81%, 4/25/2036 (l)	674		633
Ellington Financial Mortgage Trust Series 2018-1, Class A1FX, 4.14%, 10/25/2058 (d) (l)	485		484
FHLMC — GNMA Series 31, Class Z, 8.00%, 4/25/2024	63		68
FHLMC REMIC
Series 2764, Class OE, 4.50%, 3/15/2019	—	(a)	—	(a)
Series 2783, Class AT, 4.00%, 4/15/2019	1		1
Series 2809, Class UC, 4.00%, 6/15/2019	—	(a)	—	(a)
Series 2877, Class AD, 4.00%, 10/15/2019	5		5
Series 2910, Class BE, 4.50%, 12/15/2019	—	(a)	—	(a)
Series 1087, Class I, 8.50%, 6/15/2021	1		1
Series 1136, Class H, 6.00%, 9/15/2021	1		1
Series 2595, Class HO, 4.50%, 3/15/2023	6		6
Series 2033, Class K, 6.05%, 8/15/2023	27		29
Series 2685, Class DT, 5.00%, 10/15/2023	52		53
Series 2686, Class GC, 5.00%, 10/15/2023	18		18
Series 1617, Class PM, 6.50%, 11/15/2023	27		28
Series 2756, Class NA, 5.00%, 2/15/2024	28		29
Series 2773, Class CD, 4.50%, 4/15/2024	19		19
Series 1710, Class GH, 8.00%, 4/15/2024	23		25
Series 3532, Class EB, 4.00%, 5/15/2024	85		86
Series 3534, Class MB, 4.00%, 5/15/2024	86		87
Series 1732, Class K, 6.50%, 5/15/2024	17		18
Series 2989, Class TG, 5.00%, 6/15/2025	29		30
Series 2988, Class TY, 5.50%, 6/15/2025	46		48
Series 3710, Class GB, 4.00%, 8/15/2025	133		136
Series 3816, Class HA, 3.50%, 11/15/2025	391		399
Series 3102, Class CE, 5.50%, 1/15/2026	72		74
Series 3121, Class JD, 5.50%, 3/15/2026	22		23

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3845, Class QY, 4.00%, 4/15/2026	400	415
Series 1843, Class Z, 7.00%, 4/15/2026	25	27
Series 3898, Class KH, 3.50%, 6/15/2026	328	334
Series 3962, Class KD, 3.00%, 10/15/2026	175	175
Series 4064, Class AY, 3.00%, 6/15/2027	351	346
Series 3703, Class DY, 4.00%, 8/15/2030	480	496
Series 3755, Class MU, 4.00%, 11/15/2030	114	121
Series 2378, Class BD, 5.50%, 11/15/2031	70	75
Series 2455, Class GK, 6.50%, 5/15/2032	47	52
Series 2457, Class PE, 6.50%, 6/15/2032	16	18
Series 2473, Class JZ, 6.50%, 7/15/2032	43	47
Series 4119, Class KE, 1.75%, 10/15/2032	55	52
Series 2575, Class PE, 5.50%, 2/15/2033	64	69
Series 2586, Class WG, 4.00%, 3/15/2033	169	175
Series 4203, Class BN, 3.00%, 4/15/2033	212	209
Series 4238, Class UY, 3.00%, 8/15/2033	550	540
Series 2673, Class PE, 5.50%, 9/15/2033	60	66
Series 2764, Class UG, 5.00%, 3/15/2034	192	206
Series 2802, Class CD, 5.25%, 5/15/2034	440	471
Series 2922, Class GA, 5.50%, 5/15/2034	5	5
Series 3929, Class MC, 1.75%, 12/15/2034	107	105
Series 2901, Class KB, 5.00%, 12/15/2034	91	98
Series 2935, Class HJ, 5.00%, 2/15/2035	80	87
Series 3077, Class TO, PO, 4/15/2035	16	15
Series 2960, Class JH, 5.50%, 4/15/2035	218	237
Series 3017, Class ML, 5.00%, 8/15/2035	475	514
Series 3151, Class UC, 5.50%, 8/15/2035	4	5
Series 3200, PO, 8/15/2036	8	7
Series 3212, Class BK, 5.50%, 9/15/2036	15	17
Series 3213, Class PE, 6.00%, 9/15/2036	52	59
Series 4279, Class JA, 3.00%, 2/15/2037	212	212
Series 3279, Class PE, 5.50%, 2/15/2037	27	30
Series 3413, Class B, 5.50%, 4/15/2037	50	53
Series 3605, Class NC, 5.50%, 6/15/2037	172	188
Series 4031, Class AB, 5.50%, 6/15/2037	183	201
Series 3405, Class PE, 5.00%, 1/15/2038	115	124
Series 3662, Class QB, 5.00%, 3/15/2038	76	81
Series 3523, Class EX, 5.00%, 4/15/2039	100	106
Series 3902, Class MA, 4.50%, 7/15/2039	8	8
Series 3553, Class PG, 5.50%, 7/15/2039	225	240
Series 4219, Class JA, 3.50%, 8/15/2039	148	150
Series 3564, Class NB, 5.00%, 8/15/2039	187	207
Series 3827, Class BM, 5.50%, 8/15/2039	127	131
Series 3622, Class WA, 5.50%, 9/15/2039	43	47
Series 3748, Class D, 4.00%, 11/15/2039	112	116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3768, Class MB, 4.00%, 12/15/2039	146	151
Series 3910, Class CT, 4.00%, 12/15/2039	362	373
Series 3795, Class PD, 4.50%, 1/15/2040	150	157
Series 3737, Class PA, 2.00%, 4/15/2040	221	218
Series 3653, Class HJ, 5.00%, 4/15/2040	60	65
Series 3662, Class PJ, 5.00%, 4/15/2040	130	140
Series 4199, Class FB, 2.76%, 5/15/2040 (l)	2,649	2,657
Series 3677, Class KB, 4.50%, 5/15/2040	175	184
Series 3811, Class PA, 5.00%, 9/15/2040	85	89
Series 4454, Class DA, 3.00%, 1/15/2041	187	185
Series 3842, Class PH, 4.00%, 4/15/2041	26	27
Series 3859, Class JB, 5.00%, 5/15/2041	165	175
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (l)	68	73
Series 4097, Class DC, 1.50%, 6/15/2041	109	103
Series 3873, Class MJ, 4.00%, 6/15/2041	173	178
Series 3895, Class BF, 2.96%, 7/15/2041 (l)	126	127
Series 4565, Class DM, 3.00%, 2/15/2042	318	319
Series 4034, Class PJ, 2.00%, 3/15/2042	181	176
Series 4026, Class HB, 3.50%, 4/15/2042	141	142
Series 4026, Class MQ, 4.00%, 4/15/2042	254	267
Series 4068, Class PE, 3.00%, 6/15/2042	320	304
Series 4180, Class ME, 2.50%, 10/15/2042	64	63
Series 4494, Class KA, 3.75%, 10/15/2042	2,320	2,369
Series 4566, Class CA, 3.00%, 1/15/2043	233	233
Series 4661, Class AC, 4.00%, 4/15/2043	1,917	1,980
Series 4217, Class F, 2.81%, 6/15/2043 (l)	339	338
Series 4800, Class PA, 3.50%, 7/15/2043	945	958
Series 4384, Class LB, 3.50%, 8/15/2043	350	354
Series 4243, Class AE, 4.00%, 8/15/2043	192	200
Series 4471, Class JB, 3.50%, 9/15/2043	800	807
Series 4764, Class NK, 3.50%, 9/15/2043	2,682	2,725
Series 4685, Class PA, 3.00%, 11/15/2044	1,602	1,601
Series 4631, Class G, 2.50%, 7/15/2045	419	408
Series 4592, Class WT, 5.50%, 6/15/2046	128	140
Series 3688, Class GT, 7.35%, 11/15/2046 (l)	42	48
Series 4648, Class FA, 2.96%, 1/15/2047 (l)	2,374	2,375
Series 4735, Class FB, 2.81%, 12/15/2047 (l)	1,912	1,915
FHLMC STRIPS
Series 263, Class F5, 2.96%, 6/15/2042 (l)	119	119
Series 284, Class 300, 3.00%, 10/15/2042	243	241

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FHLMC Structured Pass-Through Securities Certificates Series T-54, Class 2A, 6.50%, 2/25/2043	83		95
FNMA REMIC
Series 1990-7, Class B, 8.50%, 1/25/2020	1		1
Series 1990-35, Class E, 9.50%, 4/25/2020	—	(a)	—	(a)
Series 1990-76, Class G, 7.00%, 7/25/2020	1		1
Series 1990-106, Class J, 8.50%, 9/25/2020	3		3
Series 1991-73, Class A, 8.00%, 7/25/2021	1		1
Series 1992-112, Class GB, 7.00%, 7/25/2022	13		13
Series G92-35, Class E, 7.50%, 7/25/2022	10		11
Series 1992-195, Class C, 7.50%, 10/25/2022	5		6
Series 2008-65, Class CD, 4.50%, 8/25/2023	21		21
Series 2003-78, Class B, 5.00%, 8/25/2023	36		37
Series 1993-226, Class PK, 6.00%, 12/25/2023	218		231
Series 2005-18, Class EG, 5.00%, 3/25/2025	16		16
Series 2011-40, Class KA, 3.50%, 3/25/2026	147		149
Series 2011-99, Class CV, 4.50%, 3/25/2026	78		81
Series 1998-37, Class VZ, 6.00%, 6/17/2028	25		26
Series 1998-66, Class B, 6.50%, 12/25/2028	49		51
Series 2014-1, Class DU, 2.50%, 2/25/2029	200		191
Series 2009-15, Class AC, 5.50%, 3/25/2029	54		58
Series 2009-60, Class DE, 5.00%, 8/25/2029	89		94
Series 2011-33, Class GD, 3.50%, 4/25/2031	350		356
Series 2011-43, Class B, 3.50%, 5/25/2031	375		383
Series 2014-3, Class AM, 2.50%, 1/25/2032	114		112
Series 2002-55, Class PG, 5.50%, 9/25/2032	57		62
Series 2002-82, Class PE, 6.00%, 12/25/2032	59		65

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2012-147, Class WN, 4.50%, 1/25/2033	156	166
Series 2003-21, Class OU, 5.50%, 3/25/2033	14	15
Series 2003-29, Class BY, 5.50%, 4/25/2033	213	235
Series 2003-48, Class GH, 5.50%, 6/25/2033	182	198
Series 2003-58, Class AD, 3.25%, 7/25/2033	15	15
Series 2003-63, Class PE, 3.50%, 7/25/2033	7	7
Series 2013-94, Class CV, 3.50%, 7/25/2033	318	325
Series 2003-67, Class KE, 5.00%, 7/25/2033	87	93
Series 2003-110, Class WA, 4.00%, 8/25/2033	17	17
Series 2014-58, Class VM, 4.00%, 8/25/2033	250	262
Series 2013-101, Class E, 3.00%, 10/25/2033	250	244
Series 2004-36, Class PC, 5.50%, 2/25/2034	6	6
Series 2014-56, Class VH, 3.50%, 9/25/2034	200	202
Series 2004-92, Class TB, 5.50%, 12/25/2034	100	112
Series 2005-5, Class CK, 5.00%, 1/25/2035	51	54
Series 2005-29, Class WC, 4.75%, 4/25/2035	35	36
Series 2005-23, Class TG, 5.00%, 4/25/2035	3	3
Series 2005-68, Class BC, 5.25%, 6/25/2035	19	19
Series 2009-22, Class EG, 5.00%, 7/25/2035	14	14
Series 2005-58, Class EP, 5.50%, 7/25/2035	34	36
Series 2013-133, Class NA, 3.00%, 5/25/2036	206	205
Series 2009-71, Class JT, 6.00%, 6/25/2036	267	294
Series 2009-19, Class TD, 5.00%, 8/25/2036	122	134
Series 2009-19, Class PW, 4.50%, 10/25/2036	192	201
Series 2007-13, Class H, 5.50%, 3/25/2037	32	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-30, Class MB, 4.25%, 4/25/2037	379	394
Series 2009-50, Class PT, 5.76%, 5/25/2037 (l)	35	39
Series 2007-65, Class KI, IF, IO, 4.11%, 7/25/2037 (l)	15	2
Series 2007-61, Class PE, 5.50%, 7/25/2037	316	345
Series 2007-84, Class P, 5.00%, 8/25/2037	133	141
Series 2009-86, Class OT, PO, 10/25/2037	41	36
Series 2013-74, Class HP, 3.00%, 10/25/2037	369	364
Series 2013-83, Class CA, 3.50%, 10/25/2037	120	121
Series 2011-22, Class MA, 6.50%, 4/25/2038	44	46
Series 2008-61, Class GB, 5.50%, 7/25/2038	92	97
Series 2011-111, Class EA, 5.00%, 12/25/2038	13	13
Series 2011-104, Class KY, 4.00%, 3/25/2039	468	477
Series 2009-37, Class KI, IF, IO, 3.49%, 6/25/2039 (l)	10	1
Series 2009-73, Class HJ, 6.00%, 9/25/2039	195	214
Series 2014-67, Class GA, 3.00%, 10/25/2039	191	190
Series 2010-9, Class PE, 4.50%, 10/25/2039	77	80
Series 2009-80, Class KH, 5.00%, 10/25/2039	236	255
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	13	2
Series 2009-112, Class ST, IF, IO, 3.74%, 1/25/2040 (l)	52	7
Series 2010-35, Class SB, IF, IO, 3.91%, 4/25/2040 (l)	21	3
Series 2010-45, Class BL, 4.50%, 5/25/2040	400	414
Series 2010-64, Class DM, 5.00%, 6/25/2040	85	90
Series 2010-85, Class NJ, 4.50%, 8/25/2040	157	166
Series 2010-103, Class PJ, 4.50%, 9/25/2040	200	214
Series 2010-137, Class XP, 4.50%, 10/25/2040	283	297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2010-141, Class AL, 4.00%, 12/25/2040	234	243
Series 2011-113, Class MC, 4.00%, 12/25/2040	167	169
Series 2014-2, Class PX, 4.50%, 1/25/2041	200	217
Series 2011-41, Class KL, 4.00%, 5/25/2041	450	456
Series 2011-53, Class DT, 4.50%, 6/25/2041	234	249
Series 2012-29, Class PA, 4.00%, 7/25/2041	143	145
Series 2012-137, Class CF, 2.81%, 8/25/2041 (l)	72	72
Series 2012-16, Class GC, 2.50%, 11/25/2041	935	908
Series 2011-114, Class B, 3.50%, 11/25/2041	266	272
Series 2011-112, Class PB, 4.00%, 11/25/2041	325	339
Series 2011-126, Class KB, 4.00%, 12/25/2041	500	525
Series 2011-132, Class PE, 4.50%, 12/25/2041	450	474
Series 2012-20, Class TD, 4.50%, 2/25/2042	152	160
Series 2012-50, Class HB, 4.00%, 3/25/2042	102	106
Series 2012-83, Class TN, 5.00%, 8/25/2042	141	151
Series 2012-136, Class DL, 3.50%, 12/25/2042	200	204
Series 2013-31, Class NC, 3.00%, 4/25/2043	215	210
Series 2016-59, Class CA, 3.50%, 9/25/2043	456	463
Series 2013-104, Class CY, 5.00%, 10/25/2043	328	362
Series 2017-14, Class DA, 3.00%, 2/25/2045	453	448
Series 2016-95, Class UH, 3.50%, 2/25/2045	860	875
Series 2016-5, Class KB, 2.50%, 2/25/2046	310	274
Series 2016-25, Class FL, 3.01%, 5/25/2046 (l)	674	675
Series 2016-64, Class FA, 3.01%, 9/25/2046 (l)	551	556
Series 2008-22, Class AB, 5.00%, 4/25/2048	445	472

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-85, Class KP, 7.00%, 9/25/2051	97	112
Series 2017-41, Class ME, 3.00%, 5/25/2053	4,678	4,664
FNMA STRIPS Series 293, Class 1, PO, 12/25/2024	12	11
FNMA, Connecticut Avenue Securities
Series 2018-C05, Class 1M2, 4.86%, 1/25/2031 (l)	750	731
Series 2018-C06, Class 1M2, 4.51%, 3/25/2031 (l)	625	600
GNMA
Series 2002-22, Class CD, 6.50%, 5/17/2031	70	69
Series 2003-62, Class BG, 5.00%, 7/20/2033	68	73
Series 2003-65, Class AL, 5.50%, 8/20/2033	358	396
Series 2003-66, Class HD, 5.50%, 8/20/2033	102	110
Series 2004-16, Class AE, 5.50%, 2/20/2034	389	427
Series 2004-16, Class EC, 5.50%, 2/20/2034	145	163
Series 2005-13, Class AE, 5.00%, 9/20/2034	60	62
Series 2005-11, Class PL, 5.00%, 2/20/2035	211	228
Series 2005-13, Class BG, 5.00%, 2/20/2035	176	193
Series 2005-48, Class CY, 5.00%, 6/20/2035	137	148
Series 2006-1, Class LE, 5.50%, 6/20/2035	83	91
Series 2005-54, Class JE, 5.00%, 7/20/2035	248	269
Series 2006-7, Class ND, 5.50%, 8/20/2035	459	503
Series 2006-50, Class JD, 5.00%, 9/20/2036	260	294
Series 2006-69, Class MB, 5.50%, 12/20/2036	133	142
Series 2008-20, Class HC, 5.75%, 6/16/2037	133	139
Series 2007-35, Class NE, 6.00%, 6/16/2037	130	149
Series 2007-33, Class LE, 5.50%, 6/20/2037	88	96
Series 2007-79, Class BL, 5.75%, 8/20/2037	102	111

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2009-106, Class ST, IF, IO, 3.53%, 2/20/2038 (l)	106	15
Series 2008-23, Class YA, 5.25%, 3/20/2038	26	28
Series 2008-26, Class JP, 5.25%, 3/20/2038	79	86
Series 2008-33, Class PB, 5.50%, 4/20/2038	135	146
Series 2008-68, Class PQ, 5.50%, 4/20/2038	14	15
Series 2008-62, Class SA, IF, IO, 3.68%, 7/20/2038 (l)	22	3
Series 2008-63, Class PE, 5.50%, 7/20/2038	242	267
Series 2008-58, Class ZT, 6.50%, 7/20/2038	120	148
Series 2008-76, Class US, IF, IO, 3.43%, 9/20/2038 (l)	37	5
Series 2008-76, Class PD, 5.75%, 9/20/2038	168	189
Series 2011-97, Class WA, 6.11%, 11/20/2038 (l)	44	50
Series 2008-95, Class DS, IF, IO, 4.83%, 12/20/2038 (l)	55	7
Series 2009-42, Class CD, 5.00%, 6/20/2039	282	309
Series 2009-47, Class LT, 5.00%, 6/20/2039	436	476
Series 2009-72, Class SM, IF, IO, 3.79%, 8/16/2039 (l)	36	5
Series 2010-158, Class EP, 4.50%, 12/16/2040	205	218
Series 2010-157, Class OP, PO, 12/20/2040	75	61
Series 2017-162, Class PL, 3.00%, 10/20/2047	590	544
Series 2015-H20, Class FA, 2.78%, 8/20/2065 (l)	170	171
Series 2015-H26, Class FG, 2.83%, 10/20/2065 (l)	415	417
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	15	16
Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	5	5
Homeward Opportunities Fund I Trust
Series 2018-1, Class A1, 3.77%, 6/25/2048 (d) (l)	442	441
Series 2018-2, Class A1, 3.98%, 11/25/2058 (d) (l)	1,500	1,500

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Impac CMB Trust
Series 2004-9, Class 1A1, 3.27%, 1/25/2035 (l)	555		546
Series 2005-5, Class A4, 3.27%, 8/25/2035 (l)	375		337
Series 2005-8, Class 1AM, 3.21%, 2/25/2036 (l)	778		735
Series 2007-A, Class M3, 4.76%, 5/25/2037 ‡ (d) (l)	705		666
JP Morgan Mortgage Trust
Series 2006-A2, Class 5A3, 4.61%, 11/25/2033 (l)	33		34
Series 2007-A1, Class 5A5, 4.33%, 7/25/2035 (l)	23		24
LSTAR Securities Investment Ltd. (Cayman Islands) Series 2017-7, Class A, 4.10%, 10/1/2022 (d) (l)	162		161
MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 3.81%, 4/25/2034 (l)	210		210
MASTR Alternative Loan Trust
Series 2004-5, Class 5A1, 4.75%, 6/25/2019	—	(a)	—	(a)
Series 2004-6, Class 8A1, 5.50%, 7/25/2034	224		228
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	262		266
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	324		303
MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	9		9
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 3.15%, 10/25/2028 (l)	19		19
Series 2004-B, Class A1, 3.01%, 5/25/2029 (l)	26		25
Series 2005-A5, Class A9, 3.98%, 6/25/2035 (l)	127		127
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.63%, 4/25/2034 (l)	36		38
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	3		3
Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	2		2
Provident Funding Mortgage Loan Trust Series 2005-2, Class 2A1A, 4.27%, 10/25/2035 (l)	46		46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued
RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	—	(a)	—	(a)
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.00%, 8/25/2019	64		63
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	455		370
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (d)	35		35
Sequoia Mortgage Trust
Series 2004-11, Class A1, 3.07%, 12/20/2034 (l)	44		43
Series 2007-3, Class 1A1, 2.67%, 7/20/2036 (l)	323		306
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (d) (l)	873		869
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 3.17%, 1/19/2034 (l)	20		19
Series 2005-AR2, Class 2A1, 2.97%, 5/25/2045 (l)	111		108
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.42%, 12/25/2033 (l)	7		7
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 4.00%, 12/25/2044 (l)	35		35
Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	405		434
Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058 (d) (l)	651		650
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 1A6, 4.33%, 9/25/2033 (l)	14		14
Series 2005-AR3, Class A1, 3.67%, 3/25/2035 (l)	328		321
Series 2005-AR10, Class 1A4, 4.13%, 9/25/2035 (l)	346		346
Series 2007-HY3, Class 3A3, 3.57%, 3/25/2037 (l)	460		439
Series 2005-AR8, Class 2AB2, 3.35%, 7/25/2045 (l)	1,351		1,352
Series 2006-AR17, Class 1A1A, 2.86%, 12/25/2046 (l)	547		536
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-N, Class A6, 4.60%, 8/25/2034 (l)	223		226

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-P, Class 2A1, 4.64%, 9/25/2034 (l)	59	61
Series 2004-EE, Class 3A1, 4.57%, 12/25/2034 (l)	7	7
Series 2006-AR2, Class 2A3, 4.61%, 3/25/2036 (l)	46	47

Total Collateralized Mortgage Obligations (Cost $81,536)		81,612

Asset-Backed Securities — 4.2%
ABFC Trust Series 2003-OPT1, Class M1, 3.54%, 2/25/2033 ‡ (l)	671	674
ACE Securities Corp. Home Equity Loan Trust
Series 2004-OP1, Class M3, 4.38%, 4/25/2034 (l)	432	405
Series 2004-HE3, Class M3, 3.59%, 11/25/2034 ‡ (l)	150	150
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (d)	27	26
Series 2017-1, Class AA, 3.30%, 1/15/2030 (d)	142	136
Ally Auto Receivables Trust
Series 2017-2, Class A3, 1.78%, 8/16/2021	233	231
Series 2017-3, Class A3, 1.74%, 9/15/2021	201	199
Series 2018-1, Class A3, 2.35%, 6/15/2022	200	198
American Airlines Pass-Through Trust
Series 2011-1, Class A, 5.25%, 1/31/2021	10	10
Series 2013-2, Class A, 4.95%, 1/15/2023	133	135
Series 2017-1, Class AA, 3.65%, 2/15/2029	46	46
American Credit Acceptance Receivables Trust Series 2018-1, Class A, 2.72%, 3/10/2021 (d)	49	49
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 9/15/2022	240	237
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class A3, 1.87%, 8/18/2021	53	52
Series 2017-2, Class A3, 1.98%, 12/20/2021	72	71
Series 2017-3, Class A3, 1.90%, 3/18/2022	91	90
Series 2017-4, Class A3, 2.04%, 7/18/2022	117	116
Series 2018-1, Class A3, 3.07%, 12/19/2022	115	115

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2002-2, Class M3, 5.16%, 8/25/2032 ‡ (l)	279	277
Series 2003-9, Class M2, 5.00%, 9/25/2033 ‡ (l)	344	333
Ameriquest Mortgage Securities, Inc. Asset-Backed Securities
Series 2003-10, Class M1, 3.56%, 12/25/2033 ‡ (l)	292	287
Series 2003-10, Class M2, 5.06%, 12/25/2033 ‡ (l)	221	218
Series 2004-R1, Class M1, 3.30%, 2/25/2034 ‡ (l)	218	219
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-W3, Class A3, 3.33%, 2/25/2034 (l)	84	81
Series 2004-W1, Class M3, 4.39%, 3/25/2034 ‡ (l)	481	469
Series 2004-W7, Class M9, 4.35%, 5/25/2034 ‡ (d) (l)	252	223
Series 2004-W6, Class M4, 5.36%, 5/25/2034 ‡ (l)	609	608
Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021 (d)	73	72
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE7, Class M1, 3.43%, 12/15/2033 ‡ (l)	1,781	1,780
Series 2004-HE1, Class M1, 3.51%, 1/15/2034 ‡ (l)	456	452
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (d)	30	29
Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 3.52%, 8/25/2034 ‡ (l)	325	315
BMW Vehicle Lease Trust
Series 2017-1, Class A3, 1.98%, 5/20/2020	173	173
Series 2017-2, Class A3, 2.07%, 10/20/2020	95	94
Series 2018-1, Class A3, 3.26%, 7/20/2021	20	20
British Airways Pass-Through Trust (United Kingdom) Series 2018-1, Class AA, 3.80%, 9/20/2031 (d)	119	117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (d)	235	236
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	62	61
CarMax Auto Owner Trust
Series 2017-1, Class A3, 1.98%, 11/15/2021	229	227
Series 2017-3, Class A3, 1.97%, 4/15/2022	124	123
Series 2017-4, Class A3, 2.11%, 10/17/2022	91	90
Series 2018-1, Class A3, 2.48%, 11/15/2022	219	217
Series 2018-2, Class A3, 2.98%, 1/17/2023	45	45
CDC Mortgage Capital Trust
Series 2003-HE1, Class M1, 3.86%, 8/25/2033 (l)	219	219
Series 2003-HE3, Class M2, 5.13%, 11/25/2033 ‡ (l)	4	4
Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 4.01%, 6/25/2034 ‡ (l)	278	276
CHEC Loan Trust Series 2004-2, Class M3, 3.76%, 4/25/2034 ‡ (l)	220	214
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	250	247
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (j)	1,230	1,250
CNH Equipment Trust
Series 2017-A, Class A3, 2.07%, 5/16/2022	240	238
Series 2017-B, Class A3, 1.86%, 9/15/2022	113	111
Series 2017-C, Class A3, 2.08%, 2/15/2023	150	148
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2, Class A, 2.55%, 1/16/2024 (d)	1	1
Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	68	71
Countrywide Asset-Backed Certificates
Series 2004-SD2, Class M1, 3.13%, 6/25/2033 ‡ (d) (l)	249	247
Series 2003-BC6, Class M2, 4.23%, 10/25/2033 ‡ (l)	43	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2004-BC1, Class M3, 4.61%, 10/25/2033 ‡ (l)	20	20
Series 2005-12, Class M2, 3.00%, 2/25/2036 ‡ (l)	750	744
CPS Auto Receivables Trust Series 2018-D, Class A, 3.06%, 1/17/2022 (d)	92	91
Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 5/17/2027 (d)	250	250
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB5, Class M2, 4.64%, 11/25/2033 ‡ (l)	209	203
Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (j)	616	614
Series 2004-CB6, Class M3, 4.42%, 7/25/2035 ‡ (l)	228	223
CWABS, Inc. Asset-Backed Certificates Trust
Series 2003-BC1, Class A1, 3.31%, 3/25/2033 ‡ (l)	221	218
Series 2003-5, Class MF2, 5.14%, 11/25/2033 ‡ (l)	200	198
Series 2004-5, Class M3, 4.23%, 7/25/2034 ‡ (l)	329	330
Series 2004-6, Class M2, 3.48%, 10/25/2034 ‡ (l)	306	303
Dell Equipment Finance Trust Series 2017-1, Class A3, 2.14%, 4/22/2022 (d)	80	79
Delta Air Lines Pass-Through Trust
Series 2011-1, Class A, 5.30%, 4/15/2019	6	7
Series 2010-2, Class A, 4.95%, 5/23/2019	2	2
Drive Auto Receivables Trust Series 2017-3, Class B, 2.30%, 5/17/2021	80	80
DT Auto Owner Trust
Series 2017-2A, Class B, 2.44%, 2/15/2021 (d)	40	40
Series 2017-3A, Class B, 2.40%, 5/17/2021 (d)	54	54
Series 2018-1A, Class A, 2.59%, 5/17/2021 (d)	110	110
Series 2018-2A, Class A, 2.84%, 9/15/2021 (d)	119	119
Series 2018-3A, Class A, 3.02%, 2/15/2022 (d)	184	183
Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033 ‡ (l)	766	776

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Exeter Automobile Receivables Trust Series 2018-1A, Class A, 2.21%, 5/17/2021 (d)	87	87
Fifth Third Auto Trust Series 2015-1, Class A3, 1.42%, 3/16/2020	2	2
First Franklin Mortgage Loan Trust Series 2006-FF8, Class IIA3, 2.66%, 7/25/2036 ‡ (l)	125	124
First Investors Auto Owner Trust Series 2017-2A, Class A2, 2.27%, 7/15/2022 (d)	107	106
Flagship Credit Auto Trust
Series 2017-3, Class A, 1.88%, 10/15/2021 (d)	52	51
Series 2018-2, Class A, 2.97%, 10/17/2022 (d)	101	101
Series 2017-2, Class B, 2.57%, 4/15/2023 (d)	80	80
Ford Credit Auto Lease Trust
Series 2017-A, Class A3, 1.88%, 4/15/2020	171	171
Series 2017-B, Class A3, 2.03%, 12/15/2020	92	91
Ford Credit Auto Owner Trust Series 2017-A, Class A3, 1.67%, 6/15/2021	139	138
Fremont Home Loan Trust
Series 2003-B, Class M2, 4.94%, 12/25/2033 ‡ (l)	27	26
Series 2004-A, Class M1, 3.33%, 1/25/2034 ‡ (l)	860	846
Series 2005-1, Class M4, 3.53%, 6/25/2035 ‡ (l)	1,733	1,733
GM Financial Automobile Leasing Trust
Series 2017-1, Class A3, 2.06%, 5/20/2020	154	153
Series 2017-3, Class A3, 2.01%, 11/20/2020	40	40
Series 2018-1, Class A4, 2.68%, 12/20/2021	151	150
GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (d)	126	125
GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3, 2.32%, 7/18/2022	108	107
GSAMP Trust
Series 2004-AR2, Class M1, 3.35%, 8/25/2034 ‡ (l)	493	494
Series 2004-NC2, Class B2, 5.88%, 10/25/2034 ‡ (d) (l)	527	405

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Hero Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (d)	177	181
Home Equity Asset Trust
Series 2002-1, Class M2, 4.41%, 11/25/2032 ‡ (l)	324	306
Series 2004-3, Class M1, 3.36%, 8/25/2034 ‡ (l)	390	384
Series 2004-6, Class M2, 3.41%, 12/25/2034 ‡ (l)	91	89
Series 2007-2, Class 2A2, 2.69%, 7/25/2037 ‡ (l)	71	71
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 3.71%, 11/25/2034 ‡ (l)	231	228
Honda Auto Receivables Owner Trust
Series 2016-3, Class A3, 1.16%, 5/18/2020	65	65
Series 2017-3, Class A3, 1.79%, 9/20/2021	60	59
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A4, 3.20%, 6/15/2022 (d)	127	127
Hyundai Auto Receivables Trust
Series 2015-C, Class A3, 1.46%, 2/18/2020	3	3
Series 2017-A, Class A3, 1.76%, 8/16/2021	169	167
Series 2017-B, Class A3, 1.77%, 1/18/2022	200	197
John Deere Owner Trust Series 2017-B, Class A3, 1.82%, 10/15/2021	71	70
Long Beach Mortgage Loan Trust
Series 2001-2, Class M1, 3.07%, 7/25/2031 ‡ (l)	301	304
Series 2003-4, Class M2, 5.13%, 8/25/2033 ‡ (l)	56	58
MASTR Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 4.16%, 2/25/2034 ‡ (l)	63	62
Mercedes-Benz Auto Lease Trust Series 2018-A, Class A3, 2.41%, 2/16/2021	184	183
Merrill Lynch Mortgage Investors Trust
Series 2002-NC1, Class M1, 3.56%, 5/25/2033 ‡ (l)	511	504
Series 2003-OPT1, Class M1, 3.48%, 7/25/2034 (l)	74	72
Series 2004-HE1, Class M2, 4.76%, 4/25/2035 ‡ (l)	275	264

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-NC1, Class M2, 3.59%, 10/25/2035 ‡ (l)	411	406
Series 2005-FM1, Class M1, 3.23%, 5/25/2036 (l)	294	289
MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 (d) (j)	286	282
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-NC2, Class M2, 4.31%, 12/25/2033 ‡ (l)	112	107
Series 2005-HE1, Class M3, 3.29%, 12/25/2034 ‡ (l)	319	304
Series 2005-HE1, Class M4, 3.59%, 12/25/2034 ‡ (l)	186	172
Morgan Stanley Dean Witter Capital I, Inc. Trust
Series 2002-AM3, Class A3, 3.49%, 2/25/2033 ‡ (l)	308	300
Series 2002-AM3, Class M1, 3.93%, 2/25/2033 ‡ (l)	117	117
New Century Home Equity Loan Trust
Series 2003-5, Class M1, 5.08%, 11/25/2033 (j)	218	219
Series 2003-6, Class M1, 3.59%, 1/25/2034 ‡ (l)	413	413
Series 2004-4, Class M1, 3.27%, 2/25/2035 ‡ (l)	552	545
Series 2005-1, Class M1, 3.18%, 3/25/2035 ‡ (l)	234	233
NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022 (d)	141	140
Nissan Auto Lease Trust
Series 2017-A, Class A3, 1.91%, 4/15/2020	126	126
Series 2017-B, Class A3, 2.05%, 9/15/2020	114	113
Nissan Auto Receivables Owner Trust
Series 2015-C, Class A3, 1.37%, 5/15/2020	11	12
Series 2017-C, Class A3, 2.12%, 4/18/2022	139	137
NovaStar Mortgage Funding Trust
Series 2003-2, Class M2, 5.28%, 9/25/2033 ‡ (l)	383	380
Series 2003-3, Class M1, 3.63%, 12/25/2033 ‡ (l)	135	134
Option One Mortgage Acceptance Corp. Asset-Backed Certificates
Series 2003-4, Class M1, 3.53%, 7/25/2033 ‡ (l)	565	548
Series 2003-5, Class A3, 3.41%, 8/25/2033 ‡ (l)	362	354

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Option One Mortgage Loan Trust Series 2004-2, Class M2, 4.08%, 5/25/2034 ‡ (l)	645	600
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-WWF1, Class M4, 4.16%, 12/25/2034 ‡ (l)	1,286	1,296
Series 2005-WCH1, Class M4, 3.75%, 1/25/2036 ‡ (l)	500	499
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (d) (l)	534	528
Series 2018-NPL2, Class A1, 3.70%, 3/27/2033 ‡ (d) (j)	602	594
Prosper Marketplace Issuance Trust Series 2017-2A, Class A, 2.41%, 9/15/2023 (d)	4	4
RAMP Trust
Series 2005-RS6, Class M4, 3.48%, 6/25/2035 ‡ (l)	500	499
Series 2006-EFC1, Class M1, 2.90%, 2/25/2036 ‡ (l)	1,233	1,233
Series 2006-RZ3, Class M1, 2.86%, 8/25/2036 ‡ (l)	1,000	984
Renaissance Home Equity Loan Trust
Series 2003-2, Class A, 3.20%, 8/25/2033 ‡ (l)	548	536
Series 2003-2, Class M1, 3.55%, 8/25/2033 ‡ (l)	1,056	1,037
Santander Drive Auto Receivables Trust
Series 2017-2, Class A3, 1.87%, 12/15/2020	21	21
Series 2018-1, Class A3, 2.32%, 8/16/2021	130	129
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (d)	280	280
Saxon Asset Securities Trust
Series 2000-2, Class MF2, 8.66%, 7/25/2030 ‡ (j)	74	60
Series 2003-1, Class AF6, 4.65%, 6/25/2033 (j)	5	5
Series 2003-2, Class M2, 4.94%, 6/25/2033 ‡ (l)	139	140
Series 2003-3, Class M1, 3.29%, 12/25/2033 ‡ (l)	434	419
Series 2004-2, Class MV2, 4.12%, 8/25/2035 ‡ (l)	353	353

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (d)	26	26
Sofi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 5/25/2040 (d)	24	24
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 3.41%, 11/25/2034 ‡ (l)	308	302
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	60	57
Structured Asset Investment Loan Trust
Series 2003-BC3, Class M1, 3.93%, 4/25/2033 ‡ (l)	39	39
Series 2003-BC11, Class M1, 3.48%, 10/25/2033 ‡ (l)	216	216
Series 2004-6, Class M2, 4.46%, 7/25/2034 ‡ (l)	22	22
Series 2004-7, Class M1, 3.56%, 8/25/2034 ‡ (l)	51	50
Series 2004-7, Class M2, 3.63%, 8/25/2034 ‡ (l)	276	268
Series 2004-8, Class M2, 3.44%, 9/25/2034 ‡ (l)	261	256
Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 2.78%, 5/25/2031 ‡ (d) (l)	119	95
Toyota Auto Receivables Owner Trust Series 2017-A, Class A3, 1.73%, 2/16/2021	49	48
United Airlines Pass-Through Trust
Series 2016-2, Class AA, 2.88%, 10/7/2028	95	87
Series 2018-1, Class AA, 3.50%, 3/1/2030	171	168
Series 2018-1, Class A, 3.70%, 3/1/2030	161	157
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 7.01%, 10/25/2034 ‡ (d) (l)	194	181
Westlake Automobile Receivables Trust
Series 2017-2A, Class A2A, 1.80%, 7/15/2020 (d)	26	26
Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (d)	238	238
World Financial Network Credit Card Master Trust
Series 2017-A, Class A, 2.12%, 3/15/2024	224	221
Series 2018-A, Class A, 3.07%, 12/16/2024	496	494

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Asset-Backed Securities — continued
World Omni Auto Receivables Trust
Series 2015-B, Class A3, 1.49%, 12/15/2020	16		16
Series 2017-B, Class A3, 1.95%, 2/15/2023	104		102
World Omni Automobile Lease Securitization Trust
Series 2017-A, Class A3, 2.13%, 4/15/2020	175		174
Series 2018-A, Class A3, 2.83%, 7/15/2021	178		177

Total Asset-Backed Securities (Cost $42,558)			43,835

U.S. Treasury Obligations — 2.5%
U.S. Treasury Bonds
5.50%, 8/15/2028	250		309
5.38%, 2/15/2031	75		95
2.75%, 8/15/2042	3,500		3,357
2.75%, 11/15/2042	2,650		2,538
3.75%, 11/15/2043	2,487		2,814
U.S. Treasury Notes
1.13%, 1/31/2019 (m)	10,967		10,957
2.50%, 5/31/2020	800		799
1.50%, 2/28/2023	1,500		1,441
2.50%, 5/15/2024	144		144
2.00%, 6/30/2024	223		217
2.25%, 11/15/2024	700		688
2.00%, 2/15/2025	2,000		1,935
2.88%, 5/31/2025	235		239
1.50%, 8/15/2026	237		219
2.25%, 2/15/2027	23		22
2.88%, 5/15/2028	75		76

Total U.S. Treasury Obligations (Cost $25,695)			25,850

Mortgage-Backed Securities — 2.0%
FHLMC Gold Pools, 15 Year, Single Family
Pool # G13603, 5.50%, 2/1/2024	10		10
Pool # G16255, 2.50%, 7/1/2032	1,729		1,688
Pool # V61825, 3.00%, 11/1/2032	495		493
Pool # G16407, 2.50%, 1/1/2033	1,735		1,693
FHLMC Gold Pools, 30 Year, Single Family
Pool # C00401, 8.00%, 4/1/2025	1		1
Pool # C80313, 8.00%, 5/1/2025	—	(a)	1
Pool # D69343, 7.00%, 2/1/2026	2		2
Pool # C00460, 7.50%, 5/1/2026	2		2

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # C00472, 8.50%, 7/1/2026	3		3
Pool # C00542, 7.50%, 8/1/2027	2		2
Pool # A51176, 6.00%, 8/1/2036	66		73
Pool # A57681, 6.00%, 12/1/2036	6		6
Pool # G05405, 5.50%, 2/1/2039	67		72
Pool # G06493, 4.50%, 5/1/2041	125		131
FNMA, 15 Year, Single Family
Pool # 725414, 4.50%, 5/1/2019	—	(a)	—	(a)
Pool # 745048, 5.00%, 10/1/2019	—	(a)	—	(a)
Pool # 735208, 6.00%, 10/1/2019	1		1
Pool # 995381, 6.00%, 1/1/2024	13		14
Pool # 890395, 3.50%, 2/1/2026	1,587		1,607
FNMA, 20 Year, Single Family
Pool # 929142, 5.50%, 2/1/2028	57		60
Pool # BM3923, 3.50%, 3/1/2038	776		785
FNMA, 30 Year, Single Family
Pool # 124555, 8.00%, 11/1/2022	5		6
Pool # 250085, 8.00%, 6/1/2024	1		1
Pool # 250114, 9.00%, 8/1/2024	5		5
Pool # 337115, 6.50%, 2/1/2026	2		2
Pool # 346269, 7.00%, 5/1/2026	5		5
Pool # AL0045, 6.00%, 12/1/2032	26		28
Pool # 702901, 6.00%, 5/1/2033	45		50
Pool # 729379, 6.00%, 8/1/2033	4		5
Pool # 735503, 6.00%, 4/1/2035	32		35
Pool # 888460, 6.50%, 10/1/2036	47		54
Pool # 888890, 6.50%, 10/1/2037	10		11
Pool # 949320, 7.00%, 10/1/2037	4		4
Pool # 995149, 6.50%, 10/1/2038	40		46
Pool # 994410, 7.00%, 11/1/2038	22		26
Pool # BE8354, 4.00%, 3/1/2048	593		606
FNMA, Other
Pool # AD0851, 4.37%, 2/1/2020	137		139
Pool # AM3370, 1.74%, 5/1/2020	190		187
Pool # AM3165, 3.05%, 10/1/2020	138		138
Pool # 465973, 3.59%, 10/1/2020	89		91
Pool # 465721, 4.04%, 10/1/2020	400		408
Pool # 466430, 3.37%, 11/1/2020	189		191
Pool # 466854, 3.70%, 12/1/2020	128		130
Pool # 467757, 4.33%, 4/1/2021	266		274
Pool # 468066, 4.30%, 6/1/2021	459		474
Pool # 469384, 3.11%, 10/1/2021	92		93
Pool # 469873, 3.03%, 12/1/2021	87		87
Pool # AL2044, 3.82%, 5/1/2022	151		155
Pool # 471580, 2.84%, 6/1/2022	220		220

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 471513, 2.90%, 6/1/2022	87	88
Pool # AM2285, 2.41%, 1/1/2023	223	220
Pool # AM2697, 2.53%, 3/1/2023	178	177
Pool # AL3594, 2.71%, 4/1/2023	173	172
Pool # AM3301, 2.35%, 5/1/2023	177	174
Pool # AM3999, 3.76%, 8/1/2023	369	384
Pool # AM4539, 3.86%, 11/1/2023	400	417
Pool # AM4871, 3.94%, 12/1/2025	462	484
Pool # AN0754, 3.08%, 1/1/2026	440	441
Pool # AN3076, 2.46%, 10/1/2026	400	380
Pool # AM8529, 3.03%, 4/1/2027	350	343
Pool # AN5182, 3.39%, 4/1/2027	352	356
Pool # AM8595, 2.83%, 5/1/2027	500	486
Pool # AN0502, 3.35%, 1/1/2028	295	296
Pool # AN2069, 2.35%, 8/1/2028	270	251
Pool # AN2466, 2.57%, 8/1/2028	450	427
Pool # AM6756, 3.57%, 10/1/2029	279	285
Pool # AM6760, 3.57%, 10/1/2029	279	285
Pool # AN7845, 3.08%, 12/1/2029	550	528
Pool # AN8281, 3.19%, 2/1/2030	190	184
Pool # AN8572, 3.55%, 4/1/2030	200	200
Pool # AN3747, 2.87%, 2/1/2032	290	269
Pool # AN6122, 3.06%, 8/1/2032	520	489
Pool # AN8095, 3.24%, 1/1/2033	430	411
GNMA I, 30 Year, Single Family
Pool # 323423, 8.50%, 6/15/2022	8	8
Pool # 780708, 8.50%, 12/15/2022	2	2
Pool # 376038, 8.00%, 4/15/2024	3	3
Pool # 401860, 7.50%, 6/15/2025	8	8
Pool # 413007, 7.00%, 8/15/2025	8	8
Pool # 416192, 6.50%, 4/15/2026	2	2
Pool # 424185, 6.50%, 4/15/2026	8	9
Pool # 375344, 7.00%, 5/15/2026	24	24
Pool # 451932, 8.00%, 9/15/2027	8	9
Pool # 430634, 6.50%, 3/15/2028	7	8
GNMA II, 30 Year, Single Family
Pool # 2083, 8.50%, 9/20/2025	5	5
Pool # 2619, 8.00%, 7/20/2028	2	2
Pool # MA5597, 5.00%, 11/20/2048	2,475	2,580

Total Mortgage-Backed Securities (Cost $20,514)		20,530

Commercial Mortgage-Backed Securities — 1.2%
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (d)	100	100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 3.78%, 3/15/2037 ‡ (d) (l)	500	490
DBGS Mortgage Trust Series 2018-5BP, Class B, 3.29%, 6/15/2033 ‡ (d) (l)	750	735
FHLMC Multifamily Structured Pass-Through Certificates
Series KJ02, Class A2, 2.60%, 9/25/2020	29	29
Series KJ18, Class A2, 3.07%, 8/25/2022	388	390
Series KF12, Class A, 3.05%, 9/25/2022 (l)	100	100
Series KJ11, Class A2, 2.93%, 1/25/2023	226	227
Series K038, Class A2, 3.39%, 3/25/2024	129	131
Series K727, Class AM, 3.04%, 7/25/2024	250	252
Series K049, Class A2, 3.01%, 7/25/2025	250	249
Series K060, Class A2, 3.30%, 10/25/2026	400	402
Series K066, Class A2, 3.12%, 6/25/2027	218	216
Series K070, Class A2, 3.30%, 11/25/2027 (l)	364	363
Series K072, Class A2, 3.44%, 12/25/2027	118	119
Series K075, Class X3, IO, 2.13%, 5/25/2028 (l)	2,250	347
FNMA ACES
Series 2013-M7, Class A2, 2.28%, 12/27/2022	180	177
Series 2013-M13, Class A2, 2.54%, 4/25/2023 (l)	311	309
Series 2014-M1, Class A2, 3.21%, 7/25/2023 (l)	466	473
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (l)	348	356
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (l)	255	255
Series 2017-M12, Class A2, 3.08%, 6/25/2027 (l)	411	404
Series 2017-M13, Class A2, 2.94%, 9/25/2027 (l)	275	267
Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (l)	100	99
Series 2018-M3, Class A2, 3.09%, 2/25/2030 (l)	288	277
FREMF Mortgage Trust
Series 2017-KF40, Class B, 5.05%, 11/25/2027 ‡ (d) (l)	720	738
Series 2013-K32, Class B, 3.54%, 10/25/2046 (d) (l)	1,025	1,024
Series 2015-K44, Class B, 3.68%, 1/25/2048 (d) (l)	200	195
Series 2016-K722, Class B, 3.84%, 7/25/2049 (d) (l)	220	223

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (l)	100	101
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.28%, 7/15/2040 (l)	250	252
ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.60%, 12/12/2049 ‡ (d) (l)	61	—	(a)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	250	252
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (l)	9	9
Series 2007-T27, Class C, 5.95%, 6/11/2042 ‡ (d) (l)	1,000	1,042
Series 2007-HQ11, Class X, IO, 0.33%, 2/12/2044 ‡ (d) (l)	98	1
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	114	114
Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (d) (l)	724	730
VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (d)	250	252
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4, 4.38%, 3/15/2044 (d)	500	510
Series 2012-C6, Class A4, 3.44%, 4/15/2045	200	201

Total Commercial Mortgage-Backed Securities (Cost $12,454)		12,411

Loan Assignments — 0.1% (n)
Communications Equipment — 0.0% (c)
Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 2 Month + 4.25%), 6.70%, 12/15/2024 (g)	198	191

Diversified Telecommunication Services — 0.0% (c)
Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 7.02%, 11/1/2024(g) (o)	45	43
Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.77%, 11/1/2025 (g)	20	19

		62

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.0% (c)
Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.80%, 12/5/2023(g)	163	80

Media — 0.0% (c)
UFC Holdings LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.78%, 8/18/2023 (g) (o)	30	29
UFC Holdings LLC, 2nd Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 7.50%), 10.02%, 8/18/2024 (g) (o)	7	7

		36

Multiline Retail — 0.0% (c)
Neiman Marcus Group Ltd. LLC, Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.63%, 10/25/2020 (g)	50	42

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 7.26%, 12/31/2022 (g)	302	292
Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.27%, 10/29/2025 (g)	37	35
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 7.89%, 8/25/2023 (g)	52	40
MEG Energy Corp., 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 3.50%), 6.03%, 12/31/2023 (g) (o)	24	24
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 3 Month + 4.00%), 5.47%, 4/12/2024 (g)	204	181

		572

Total Loan Assignments (Cost $1,111)		983

Foreign Government Securities — 0.1%
Republic of Colombia (Colombia) 7.38%, 9/18/2037	150	182
Republic of Peru (Peru) 5.63%, 11/18/2050	20	24
United Mexican States (Mexico)
4.00%, 10/2/2023	86	85
3.75%, 1/11/2028	200	187
5.55%, 1/21/2045	143	145

Total Foreign Government Securities (Cost $638)		623

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — 0.0% (c) (p)

New York — 0.0% (c)

Other Revenue — 0.0% (c)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	35		42

Transportation — 0.0% (c)

Port Authority of New York & New Jersey, Consolidated, 164th Series

Series 164, Rev., 5.65%, 11/1/2040	150		184

Total New York			226

Ohio — 0.0% (c)

Other Revenue — 0.0% (c)

American Municipal Power, Inc., Meldahl Hydroelectric Project Series B, Rev., 7.50%, 2/15/2050	210		297

Total Municipal Bonds (Cost $394)			523

U.S. Government Agency Securities — 0.0% (c)

Resolution Funding Corp. STRIPS 1.75%, 7/15/2020 (q)	250		240

Tennessee Valley Authority

4.63%, 9/15/2060	44		54

Total U.S. Government Agency Securities (Cost $287)			294

Convertible Bonds — 0.0% (c)

Media — 0.0% (c)

DISH Network Corp.

3.38%, 8/15/2026 (Cost $76)	70		56

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Media — 0.0% (c)

Media General, Inc., CVR * ‡ (Cost $— )	23		1

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc.expiring 10/1/2019, price 10.75 * (Cost $ — )	—	(a)	—

Investments	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (e) (r)	871	871

JPMorgan Prime Money Market Fund, IM Shares Class IM Shares, 2.61% (e) (r)	17,314	17,316

Total Investment Companies (Cost $18,187)		18,187

Total Investments — 99.0% (Cost $947,817)		1,027,460
Other Assets Less Liabilities — 1.0%		9,898

NET ASSETS — 100.0%		1,037,358

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*

United States	78.7%

Japan	3.5

United Kingdom	2.6

France	1.8

Switzerland	1.7

China	1.4

Germany	1.3

Netherlands	1.1

Others (each less than 1.0%)	7.9

*   Percentages indicated are based upon total investments as of December 31, 2018.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
FDR	Finnish Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2018

underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OYJ PJSC	Public Limited Company Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SGPS	Holding company
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2018.
(h)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.
(i)	Security is an interest bearing note with preferred security characteristics.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2018.
(k)	Defaulted security.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2018.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of December 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(q)	The rate shown is the effective yield as of December 31, 2018.
(r)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	22	03/2019	EUR	748	(15)
Foreign Exchange JPY/USD	318	03/2019	USD	36,477	1,197
FTSE 100 Index	4	03/2019	GBP	340	1
MSCI EAFE E-Mini Index	303	03/2019	USD	26,025	(126)
S&P 500 E-Mini Index	491	03/2019	USD	61,449	(2,932)
TOPIX Index	1	03/2019	JPY	130	(14)
U.S. Treasury 10 Year Note	729	03/2019	USD	88,972	660
U.S. Treasury 5 Year Note	894	03/2019	USD	102,510	1,603

					374

Short Contracts
Hang Seng Index	(68)	01/2019	HKD	(11,220)	(257)
EURO STOXX 50 Index	(629)	03/2019	EUR	(21,398)	788
Euro-Bund	(187)	03/2019	EUR	(35,039)	(232)
MSCI Emerging Markets E-Mini Index	(212)	03/2019	USD	(10,249)	178
Russell 2000 E-Mini Index	(53)	03/2019	USD	(3,577)	133
S&P/TSX 60 Index	(85)	03/2019	CAD	(10,632)	370
SPI 200 Index	(111)	03/2019	AUD	(10,883)	(92)

					888

					1,262

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of December 31, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CHF	8,205	CAD	11,181	Citibank, NA	1/18/2019	167
CHF	426	CAD	568	Goldman Sachs International	1/18/2019	18
CHF	705	NOK	6,049	BNP Paribas	1/18/2019	18
CHF	8,323	NOK	72,806	Goldman Sachs International	1/18/2019	53
CHF	8,561	USD	8,619	Goldman Sachs International	1/18/2019	103

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CHF	451	USD	449	Merrill Lynch International	1/18/2019	10
CHF	473	USD	473	National Australia Bank Ltd.	1/18/2019	9
CHF	1,048	USD	1,061	Union Bank of Switzerland AG	1/18/2019	7
CNY	35,049	USD	5,046	Goldman Sachs International**	1/18/2019	60
CNY	4,572	USD	658	HSBC Bank, NA**	1/18/2019	8
CNY	2,675	USD	389	Merrill Lynch International**	1/18/2019	1
CZK	59,822	USD	2,646	Goldman Sachs International	1/18/2019	19
EUR	7,105	AUD	11,440	HSBC Bank, NA	1/18/2019	91
EUR	525	CAD	800	Goldman Sachs International	1/18/2019	16
EUR	6,642	GBP	5,888	Goldman Sachs International	1/18/2019	110
EUR	7,195	NOK	68,804	Goldman Sachs International	1/18/2019	291
EUR	6,837	NZD	11,512	Citibank, NA	1/18/2019	115
EUR	624	USD	712	Barclays Bank plc	1/18/2019	3
EUR	508	USD	580	BNP Paribas	1/18/2019	2
EUR	3,441	USD	3,920	Citibank, NA	1/18/2019	28
EUR	7,195	USD	8,182	Goldman Sachs International	1/18/2019	73
EUR	1,871	USD	2,143	State Street Corp.	1/18/2019	4
EUR	1,131	USD	1,285	TD Bank Financial Group	1/18/2019	12
GBP	1,027	USD	1,302	Goldman Sachs International	1/18/2019	8
GBP	4,241	USD	5,369	HSBC Bank, NA	1/18/2019	41
HUF	1,442,110	EUR	4,450	Citibank, NA	1/18/2019	47
HUF	115,636	USD	409	BNP Paribas	1/18/2019	4
HUF	397,306	USD	1,409	Credit Suisse International	1/18/2019	11
HUF	734,742	USD	2,594	Goldman Sachs International	1/18/2019	31
IDR	73,363,092	USD	5,054	Citibank, NA**	1/18/2019	30
IDR	67,329,604	USD	4,568	Goldman Sachs International**	1/18/2019	97
INR	198,566	USD	2,748	Citibank, NA**	1/18/2019	104
INR	607,996	USD	8,326	Goldman Sachs International**	1/18/2019	407
INR	15,054	USD	211	Merrill Lynch International**	1/18/2019	6
JPY	74,025	NOK	5,549	Merrill Lynch International	1/18/2019	34
JPY	56,785	USD	512	Barclays Bank plc	1/18/2019	7
JPY	2,135,152	USD	19,008	Goldman Sachs International	1/18/2019	498
JPY	71,205	USD	634	National Australia Bank Ltd.	1/18/2019	16
JPY	76,686	USD	685	State Street Corp.	1/18/2019	16
KRW	3,377,150	USD	3,033	Goldman Sachs International**	1/18/2019	1
KRW	6,279,336	USD	5,564	Goldman Sachs International**	1/18/2019	77
MXN	28,406	USD	1,442	Citibank, NA	1/18/2019	1
MXN	74,963	USD	3,705	Credit Suisse International	1/18/2019	101
MXN	61,091	USD	3,061	Goldman Sachs International	1/18/2019	41
MXN	34,678	USD	1,720	HSBC Bank, NA	1/18/2019	40
NOK	66,367	CAD	10,305	Goldman Sachs International	1/18/2019	130
NZD	11,834	AUD	11,139	Goldman Sachs International	1/18/2019	97
NZD	1,935	USD	1,299	Credit Suisse International	1/18/2019	—	(a)
PHP	140,651	USD	2,670	Citibank, NA**	1/18/2019	7
PHP	596,255	USD	11,215	Goldman Sachs International**	1/18/2019	137
PLN	19,653	EUR	4,524	Citibank, NA	1/18/2019	62
PLN	5,063	USD	1,347	Citibank, NA	1/18/2019	6
PLN	20,553	USD	5,435	Credit Suisse International	1/18/2019	59
PLN	14,923	USD	3,969	Goldman Sachs International	1/18/2019	20
RON	11,278	USD	2,769	Citibank, NA	1/18/2019	6
RON	4,116	USD	1,011	Credit Suisse International	1/18/2019	2
RON	23,647	USD	5,780	Goldman Sachs International	1/18/2019	39
SEK	68,855	EUR	6,704	Credit Suisse International	1/18/2019	88
SEK	36,676	EUR	3,571	Goldman Sachs International	1/18/2019	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	53

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
SEK	10,074	USD	1,113	Barclays Bank plc	1/18/2019	25
SEK	70,007	USD	7,825	Citibank, NA	1/18/2019	84
SEK	82,618	USD	9,195	Goldman Sachs International	1/18/2019	138
THB	183,754	USD	5,608	Credit Suisse International	1/18/2019	37
THB	179,441	USD	5,446	HSBC Bank, NA	1/18/2019	66
TRY	16,743	USD	3,073	Barclays Bank plc	1/18/2019	62
TRY	51,426	USD	9,076	Citibank, NA	1/18/2019	556
TRY	7,084	USD	1,313	Credit Suisse International	1/18/2019	13
TRY	11,339	USD	2,042	Goldman Sachs International	1/18/2019	81
TWD	54,124	USD	1,759	Goldman Sachs International**	1/18/2019	14
TWD	13,429	USD	438	Merrill Lynch International**	1/18/2019	2
USD	596	AUD	846	Barclays Bank plc	1/18/2019	1
USD	14,611	AUD	20,238	Citibank, NA	1/18/2019	351
USD	3,371	BRL	12,859	Goldman Sachs International**	1/18/2019	57
USD	1,259	BRL	4,810	Merrill Lynch International**	1/18/2019	19
USD	8,169	CAD	10,787	BNP Paribas	1/18/2019	264
USD	1,324	CAD	1,791	Citibank, NA	1/18/2019	11
USD	8,066	CAD	10,791	Goldman Sachs International	1/18/2019	159
USD	572	CAD	769	Merrill Lynch International	1/18/2019	8
USD	5,049	CLP	3,384,819	Citibank, NA**	1/18/2019	171
USD	5,976	CLP	4,030,383	Goldman Sachs International**	1/18/2019	167
USD	197	COP	622,965	Citibank, NA**	1/18/2019	6
USD	2,626	COP	8,455,530	Goldman Sachs International**	1/18/2019	25
USD	29,220	EUR	25,403	Goldman Sachs International	1/18/2019	78
USD	6,815	GBP	5,182	HSBC Bank, NA	1/18/2019	205
USD	361	GBP	283	Merrill Lynch International	1/18/2019	1
USD	15,364	ILS	56,150	Barclays Bank plc	1/18/2019	329
USD	1,027	ILS	3,756	Citibank, NA	1/18/2019	22
USD	589	ILS	2,193	Credit Suisse International	1/18/2019	2
USD	589	NOK	5,000	Barclays Bank plc	1/18/2019	10
USD	1,823	NOK	15,527	Goldman Sachs International	1/18/2019	26
USD	1,261	NOK	10,793	TD Bank Financial Group	1/18/2019	12
USD	7,588	NZD	11,080	Credit Suisse International	1/18/2019	149
USD	2,533	NZD	3,710	Goldman Sachs International	1/18/2019	42
USD	2,490	NZD	3,642	HSBC Bank, NA	1/18/2019	45
USD	24,242	NZD	35,743	National Australia Bank Ltd.	1/18/2019	244
USD	1,320	PHP	69,260	Goldman Sachs International**	1/18/2019	1
USD	3,852	PLN	14,396	Citibank, NA	1/18/2019	4
USD	5,851	RUB	390,068	Citibank, NA**	1/18/2019	265
USD	502	TRY	2,673	Citibank, NA	1/18/2019	2
USD	643	TRY	3,419	HSBC Bank, NA	1/18/2019	2
USD	4,118	TWD	125,603	Goldman Sachs International**	1/18/2019	5
USD	2,455	ZAR	34,720	Credit Suisse International	1/18/2019	46
ZAR	17,825	USD	1,232	Citibank, NA	1/18/2019	4
ZAR	10,695	USD	739	Credit Suisse International	1/18/2019	3

Total unrealized appreciation						7,350

AUD	10,691	EUR	6,758	HSBC Bank, NA	1/18/2019	(221)
AUD	11,847	NZD	12,464	Credit Suisse International	1/18/2019	(21)
AUD	11,219	NZD	12,053	Goldman Sachs International	1/18/2019	(188)
AUD	3,853	USD	2,809	Citibank, NA	1/18/2019	(94)
AUD	5,292	USD	3,812	Credit Suisse International	1/18/2019	(83)
AUD	25,562	USD	18,435	Goldman Sachs International	1/18/2019	(425)
AUD	6,962	USD	5,033	HSBC Bank, NA	1/18/2019	(128)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
BRL	11,185	USD	2,935	Goldman Sachs International**	1/18/2019	(52)
CAD	11,475	CHF	8,545	Goldman Sachs International	1/18/2019	(298)
CAD	10,159	NOK	64,756	Goldman Sachs International	1/18/2019	(49)
CAD	8,449	USD	6,407	Goldman Sachs International	1/18/2019	(216)
CAD	10,114	USD	7,653	HSBC Bank, NA	1/18/2019	(241)
CAD	3,228	USD	2,431	Morgan Stanley	1/18/2019	(66)
CAD	1,507	USD	1,126	Royal Bank of Canada	1/18/2019	(22)
CAD	23,295	USD	17,807	TD Bank Financial Group	1/18/2019	(737)
CHF	3,814	USD	3,892	Goldman Sachs International	1/18/2019	(6)
CLP	850,205	USD	1,256	Goldman Sachs International**	1/18/2019	(31)
CLP	765,726	USD	1,130	Goldman Sachs International**	1/18/2019	(26)
CLP	3,777,453	USD	5,483	Merrill Lynch International**	1/18/2019	(38)
EUR	4,588	HUF	1,477,121	Citibank, NA	1/18/2019	(13)
EUR	4,766	PLN	20,527	State Street Corp.	1/18/2019	(19)
EUR	6,674	SEK	68,575	Citibank, NA	1/18/2019	(90)
EUR	4,551	USD	5,226	HSBC Bank, NA	1/18/2019	(5)
EUR	691	USD	796	National Australia Bank Ltd.	1/18/2019	(3)
EUR	524	USD	607	Royal Bank of Canada	1/18/2019	(5)
GBP	12,446	EUR	14,029	Goldman Sachs International	1/18/2019	(219)
GBP	3,154	EUR	3,598	HSBC Bank, NA	1/18/2019	(105)
GBP	3,990	USD	5,134	HSBC Bank, NA	1/18/2019	(44)
ILS	40,798	USD	11,009	Goldman Sachs International	1/18/2019	(85)
NOK	66,350	CHF	7,727	Goldman Sachs International	1/18/2019	(193)
NOK	68,347	GBP	6,223	Credit Suisse International	1/18/2019	(28)
NOK	4,273	JPY	56,442	Deutsche Bank AG	1/18/2019	(21)
NOK	72,897	SEK	77,307	Citibank, NA	1/18/2019	(297)
NOK	116,579	USD	13,710	Goldman Sachs International	1/18/2019	(217)
NOK	149,801	USD	18,039	Morgan Stanley	1/18/2019	(702)
NZD	12,168	AUD	11,654	Goldman Sachs International	1/18/2019	(42)
NZD	7,769	EUR	4,646	Citibank, NA	1/18/2019	(114)
NZD	3,424	EUR	2,035	Goldman Sachs International	1/18/2019	(36)
NZD	766	NOK	4,458	BNP Paribas	1/18/2019	(2)
NZD	6,651	USD	4,519	Citibank, NA	1/18/2019	(54)
NZD	17,144	USD	11,845	Goldman Sachs International	1/18/2019	(334)
NZD	13,222	USD	8,974	HSBC Bank, NA	1/18/2019	(96)
NZD	695	USD	474	National Australia Bank Ltd.	1/18/2019	(8)
NZD	12,427	USD	8,454	State Street Corp.	1/18/2019	(111)
RUB	236,169	USD	3,526	Citibank, NA**	1/18/2019	(145)
RUB	614,626	USD	9,080	Goldman Sachs International**	1/18/2019	(278)
RUB	35,343	USD	532	Goldman Sachs International**	1/18/2019	(26)
USD	1,590	BRL	6,251	Citibank, NA**	1/18/2019	(21)
USD	1,282	BRL	4,991	Goldman Sachs International**	1/18/2019	(4)
USD	7,941	CHF	7,893	Credit Suisse International	1/18/2019	(101)
USD	7,779	CHF	7,714	Goldman Sachs International	1/18/2019	(81)
USD	3,972	CHF	3,928	HSBC Bank, NA	1/18/2019	(30)
USD	20,812	CHF	20,715	Union Bank of Switzerland AG	1/18/2019	(294)
USD	989	CLP	687,969	Merrill Lynch International**	1/18/2019	(3)
USD	11,247	CNY	78,000	Goldman Sachs International**	1/18/2019	(116)
USD	1,263	EUR	1,106	Citibank, NA	1/18/2019	(5)
USD	4,531	EUR	3,966	Goldman Sachs International	1/18/2019	(19)
USD	1,198	EUR	1,058	State Street Corp.	1/18/2019	(16)
USD	2,568	GBP	2,013	Goldman Sachs International	1/18/2019	— (a)
USD	1,486	HUF	425,992	Citibank, NA	1/18/2019	(36)
USD	7,043	IDR	104,045,935	Citibank, NA**	1/18/2019	(166)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	55

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	4,350	IDR	63,952,718	Goldman Sachs International**	1/18/2019	(81)
USD	2,374	IDR	34,769,355	Goldman Sachs International**	1/18/2019	(35)
USD	342	IDR	4,983,083	Merrill Lynch International**	1/18/2019	(3)
USD	1,163	ILS	4,381	Credit Suisse International	1/18/2019	(10)
USD	968	ILS	3,646	Goldman Sachs International	1/18/2019	(9)
USD	4,766	INR	346,073	Citibank, NA**	1/18/2019	(206)
USD	1,543	INR	111,494	Goldman Sachs International**	1/18/2019	(59)
USD	5,194	JPY	585,136	Citibank, NA	1/18/2019	(152)
USD	26,225	JPY	2,959,825	Goldman Sachs International	1/18/2019	(815)
USD	1,282	JPY	143,961	National Australia Bank Ltd.	1/18/2019	(33)
USD	2,765	KRW	3,111,793	Citibank, NA**	1/18/2019	(30)
USD	7,099	KRW	7,996,712	Goldman Sachs International**	1/18/2019	(84)
USD	5,149	MXN	104,844	Citibank, NA	1/18/2019	(174)
USD	1,292	MXN	26,352	Credit Suisse International	1/18/2019	(46)
USD	6,428	MXN	131,741	Goldman Sachs International	1/18/2019	(261)
USD	906	NOK	7,933	Merrill Lynch International	1/18/2019	(12)
USD	2,595	NOK	22,584	TD Bank Financial Group	1/18/2019	(19)
USD	8,262	PHP	439,268	Citibank, NA**	1/18/2019	(101)
USD	3,900	PHP	205,744	Goldman Sachs International**	1/18/2019	(17)
USD	428	PHP	22,634	Merrill Lynch International**	1/18/2019	(3)
USD	1,412	PLN	5,380	Citibank, NA	1/18/2019	(26)
USD	2,036	PLN	7,691	Goldman Sachs International	1/18/2019	(19)
USD	4,334	RON	17,871	Goldman Sachs International	1/18/2019	(64)
USD	12,665	SEK	113,006	Citibank, NA	1/18/2019	(102)
USD	2,574	SEK	23,267	Credit Suisse International	1/18/2019	(54)
USD	1,564	SEK	14,056	Goldman Sachs International	1/18/2019	(24)
USD	2,564	SEK	23,064	HSBC Bank, NA	1/18/2019	(41)
USD	7,568	SEK	68,197	TD Bank Financial Group	1/18/2019	(136)
USD	2,791	THB	91,948	Citibank, NA	1/18/2019	(33)
USD	5,552	THB	181,951	Credit Suisse International	1/18/2019	(38)
USD	614	THB	20,152	Goldman Sachs International	1/18/2019	(5)
USD	5,050	THB	166,770	HSBC Bank, NA	1/18/2019	(72)
USD	321	THB	10,568	Union Bank of Switzerland AG	1/18/2019	(3)
USD	1,707	TRY	9,381	Citibank, NA	1/18/2019	(50)
USD	1,762	TRY	9,491	Credit Suisse International	1/18/2019	(15)
USD	2,962	TRY	16,343	Goldman Sachs International	1/18/2019	(98)
USD	3,616	TWD	111,404	Citibank, NA**	1/18/2019	(33)
USD	5,921	TWD	181,649	Goldman Sachs International**	1/18/2019	(29)
USD	4,148	TWD	127,814	Goldman Sachs International**	1/18/2019	(38)
ZAR	39,739	USD	2,814	Credit Suisse International	1/18/2019	(57)
ZAR	70,609	USD	5,149	TD Bank Financial Group	1/18/2019	(250)

Total unrealized depreciation						(10,463)

Net unrealized depreciation						(3,113)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2018

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China yuan
COP	Colombian Peso
CZK	Czech Republic Krona
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	India Rupee
JPY	Japanese Yen
KRW	Korean Republic Won

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	57

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$817,723
Investments in affiliates, at value	209,737
Cash	2,968
Foreign currency, at value	320
Deposits at broker for futures contracts	364
Receivables:
Investment securities sold	11,312
Fund shares sold	368
Interest and dividends from non-affiliates	3,002
Dividends from affiliates	63
Tax reclaims	488
Variation margin on futures contracts	4,239
Unrealized appreciation on forward foreign currency exchange contracts	7,350

Total Assets	1,057,934

LIABILITIES:
Payables:
Distributions	134
Investment securities purchased	6,392
Fund shares redeemed	2,813
Unrealized depreciation on forward foreign currency exchange contracts	10,463
Accrued liabilities:
Investment advisory fees	325
Administration fees	50
Distribution fees	36
Service fees	49
Custodian and accounting fees	138
Deferred foreign capital gains tax	18
Other	158

Total Liabilities	20,576

Net Assets	$1,037,358

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	DECEMBER 31, 2018

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$975,648
Total distributable earnings (loss) (a)	61,710

Total Net Assets	$1,037,358

Net Assets:
Class A	$110,940
Class C	18,614
Class I	67,629
Class L	217,454
Class R6	622,721

Total	$1,037,358

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,561
Class C	1,279
Class I	4,581
Class L	14,757
Class R6	42,269

Net Asset Value (b):
Class A — Redemption price per share	$14.67
Class C — Offering price per share (c)	14.56
Class I — Offering and redemption price per share	14.76
Class L — Offering and redemption price per share	14.74
Class R6 — Offering and redemption price per share	14.73
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.36

Cost of investments in non-affiliates	$749,064
Cost of investments in affiliates	198,753
Cost of foreign currency	250

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	59

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,901
Interest income from affiliates	11
Dividend income from non-affiliates	6,979
Dividend income from affiliates	3,672
Foreign taxes withheld	(222)

Total investment income	17,341

EXPENSES:
Investment advisory fees	3,427
Administration fees	505
Distribution fees:
Class A	154
Class C	82
Service fees:
Class A	154
Class C	27
Class I	96
Class L	136
Custodian and accounting fees	308
Interest expense to affiliates	4
Professional fees	68
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	29
Registration and filing fees	50
Transfer agency fees (See Note 2.K.)	34
Other	28

Total expenses	5,117

Less fees waived	(1,435)
Less expense reimbursements	(1)

Net expenses	3,681

Net investment income (loss)	13,660

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,911	(a)
Investments in affiliates	(1,021)
Futures contracts	(10,420)
Foreign currency transactions	(103)
Forward foreign currency exchange contracts	1,440

Net realized gain (loss)	(2,193)

Distributions of capital gains received from investment company affiliates	2,242
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(82,580	)(b)
Investments in affiliates	(11,235)
Futures contracts	2,751
Foreign currency translations	67
Forward foreign currency exchange contracts	(4,036)

Change in net unrealized appreciation/depreciation	(95,033)

Net realized/unrealized gains (losses)	(94,984)

Change in net assets resulting from operations	$(81,324)

(a)	Net of foreign capital gains tax of approximately $(2,000).
(b)	Net of change in foreign capital gains tax of approximately $(15,000).

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,660	$29,699
Net realized gain (loss)	(2,193)	115,391
Distributions of capital gains received from investment company affiliates	2,242	2,666
Change in net unrealized appreciation/depreciation	(95,033)	(46,446)

Change in net assets resulting from operations	(81,324)	101,310

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(10,031)	(8,695)
Class C	(1,700)	(1,526)
Class I	(6,194)	(5,406)
Class L	(20,756)	(30,191)
Class R6 (b)	(59,690)	(64,780)

Total distributions to shareholders	(98,371)	(110,598)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(45,028)	(137,742)

NET ASSETS:
Change in net assets	(224,723)	(147,030)
Beginning of period	1,262,081	1,409,111

End of period	$1,037,358	$1,262,081

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A
From net investment income	$ (2,401)
From net realized gains	(6,294)
Class C
From net investment income	(339)
From net realized gains	(1,187)
Class I
From net investment income	(1,663)
From net realized gains	(3,743)
Class L
From net investment income	(12,124)
From net realized gains	(18,067)
Class R6 (b)
From net investment income	(16,559)
From net realized gains	(48,221)

(b)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,217	$18,211
Distributions reinvested	9,656	8,398
Cost of shares redeemed	(10,344)	(21,036)

Change in net assets resulting from Class A capital transactions	$2,529	$5,573

Class C
Proceeds from shares issued	$1,133	$2,984
Distributions reinvested	1,576	1,409
Cost of shares redeemed	(3,594)	(13,174)

Change in net assets resulting from Class C capital transactions	$(885)	$(8,781)

Class I
Proceeds from shares issued	$1,405	$11,864
Distributions reinvested	6,071	5,047
Cost of shares redeemed	(8,685)	(14,579)

Change in net assets resulting from Class I capital transactions	$(1,209)	$2,332

Class L
Proceeds from shares issued	$10,825	$159,322
Distributions reinvested	19,701	28,709
Cost of shares redeemed	(55,878)	(1,144,771)

Change in net assets resulting from Class L capital transactions	$(25,352)	$(956,740)

Class R6 (a)
Proceeds from shares issued	$96,949	$1,145,128
Distributions reinvested	59,690	64,780
Cost of shares redeemed	(176,750)	(390,034)

Change in net assets resulting from Class R6 capital transactions	$(20,111)	$819,874

Total change in net assets resulting from capital transactions	$(45,028)	$(137,742)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	DECEMBER 31, 2018

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	194	1,011
Reinvested	641	476
Redeemed	(618)	(1,181)

Change in Class A Shares	217	306

Class C
Issued	69	169
Reinvested	106	80
Redeemed	(221)	(741)

Change in Class C Shares	(46)	(492)

Class I
Issued	82	657
Reinvested	400	285
Redeemed	(512)	(815)

Change in Class I Shares	(30)	127

Class L
Issued	637	8,746
Reinvested	1,299	1,615
Redeemed	(3,396)	(61,964)

Change in Class L Shares	(1,460)	(51,603)

Class R6 (a)
Issued	5,544	61,918
Reinvested	3,933	3,658
Redeemed	(10,662)	(22,122)

Change in Class R6 Shares	(1,185)	43,454

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$17.24	$0.15	$(1.30)	$(1.15)	$(0.14)	$(1.28)	$(1.42)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	2.34	2.60	(0.30)	(0.70)	(1.00)

Class C
Six Months Ended December 31, 2018 (Unaudited)	17.12	0.11	(1.29)	(1.18)	(0.10)	(1.28)	(1.38)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	2.33	2.51	(0.23)	(0.70)	(0.93)

Class I
Six Months Ended December 31, 2018 (Unaudited)	17.34	0.18	(1.32)	(1.14)	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	2.35	2.67	(0.35)	(0.70)	(1.05)

Class L
Six Months Ended December 31, 2018 (Unaudited)	17.31	0.19	(1.30)	(1.11)	(0.18)	(1.28)	(1.46)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	2.34	2.69	(0.38)	(0.70)	(1.08)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.31	0.20	(1.32)	(1.12)	(0.18)	(1.28)	(1.46)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$14.67	(6.79)%	$110,940	0.99%	1.81%	1.25%	34%
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58

14.56	(7.02)	18,614	1.49	1.30	1.73	34
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58

14.76	(6.70)	67,629	0.74	2.05	0.97	34
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58

14.74	(6.56)	217,454	0.56	2.22	0.81	34
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58

14.73	(6.59)	622,721	0.49	2.29	0.71	34
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6*	Diversified

*	Class R6 Shares commenced operations on November 1, 2017.

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective as of the close of business on December 1, 2016, Class L Shares of the Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P. Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2018

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at December 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$7,229	$2,303	$—	$9,532
Air Freight & Logistics	—	566	—	566
Airlines	2,782	1,287	—	4,069
Auto Components	305	2,251	—	2,556
Automobiles	1,011	5,996	—	7,007
Banks	24,788	20,267	—	45,055
Beverages	4,866	5,131	—	9,997
Biotechnology	5,734	457	—	6,191
Building Products	1,965	1,254	—	3,219
Capital Markets	10,859	5,171	—	16,030
Chemicals	3,651	5,673	—	9,324
Commercial Services & Supplies	4,521	146	—	4,667
Communications Equipment	3,117	147	—	3,264
Construction & Engineering	203	2,313	—	2,516
Construction Materials	1,747	1,038	—	2,785
Consumer Finance	2,749	103	—	2,852
Diversified Financial Services	612	1,287	—	1,899
Diversified Telecommunication Services	5,162	3,720	—	8,882
Electric Utilities	8,271	3,463	—	11,734
Electrical Equipment	1,214	2,761	—	3,975
Electronic Equipment, Instruments & Components	2,561	2,538	—	5,099
Energy Equipment & Services	624	36	—	660
Entertainment	5,439	831	—	6,270
Equity Real Estate Investment Trusts (REITs)	38,835	809	—	39,644
Food & Staples Retailing	2,894	2,480	—	5,374
Food Products	2,669	5,084	—	7,753
Gas Utilities	—	341	—	341

DECEMBER 31, 2018	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Health Care Equipment & Supplies	$5,232	$526	$—		$5,758
Health Care Providers & Services	13,138	783	—		13,921
Hotels, Restaurants & Leisure	3,266	2,079	—		5,345
Household Durables	1,077	2,474	—		3,551
Household Products	2,124	508	—		2,632
Independent Power and Renewable Electricity Producers	250	411	—		661
Industrial Conglomerates	2,933	1,020	—		3,953
Insurance	9,340	13,235	—		22,575
Interactive Media & Services	11,009	2,548	—		13,557
IT Services	14,881	2,967	—		17,848
Leisure Products	608	53	—		661
Life Sciences Tools & Services	2,364	242	—		2,606
Machinery	8,583	5,386	—		13,969
Marine	—	45	—		45
Media	5,478	2,701	—		8,179
Metals & Mining	845	7,246	—		8,091
Multiline Retail	1,690	974	—		2,664
Multi-Utilities	753	967	—		1,720
Oil, Gas & Consumable Fuels	15,889	12,836	—		28,725
Paper & Forest Products	—	780	—		780
Personal Products	263	3,192	—		3,455
Pharmaceuticals	17,318	16,886	—		34,204
Professional Services	151	1,685	—		1,836
Real Estate Management & Development	1,730	3,771	—		5,501
Road & Rail	3,937	1,499	—		5,436
Semiconductors & Semiconductor Equipment	12,201	3,436	—		15,637
Software	23,084	2,046	—		25,130
Specialty Retail	10,262	1,500	—		11,762
Technology Hardware, Storage & Peripherals	7,658	3,421	—		11,079
Textiles, Apparel & Luxury Goods	2,596	5,422	—		8,018
Thrifts & Mortgage Finance	—	536	—		536
Tobacco	244	2,218	—		2,462
Trading Companies & Distributors	1,250	3,754	—		5,004
Transportation Infrastructure	304	60	—		364
Wireless Telecommunication Services	325	2,733	—		3,058
Other Common Stocks	22,185	—	—		22,185

Total Common Stocks	346,776	187,393	—		534,169

Debt Securities
Asset-Backed Securities	—	13,191	30,644		43,835
Collateralized Mortgage Obligations	—	80,946	666		81,612
Commercial Mortgage-Backed Securities	—	9,405	3,006		12,411
Convertible Bonds
Other Convertible Bonds	—	56	—		56
Corporate Bonds
Oil, Gas & Consumable Fuels	—	9,511	226		9,737
Wireless Telecommunication Services	—	3,557	—	(a)	3,557
Other Corporate Bonds	—	83,542	—		83,542

Total Corporate Bonds	—	96,610	226		96,836

Foreign Government Securities	—	623	—		623
Mortgage-Backed Securities	—	20,530	—		20,530
Municipal Bonds	—	523	—		523
U.S. Government Agency Securities	—	294	—		294
U.S. Treasury Obligations	—	25,850	—		25,850
Investment Companies	191,550	—	—		191,550

68	J.P. MORGAN FUNDS	DECEMBER 31, 2018

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Assignments
Other Loan Assignments	$—	$983	$—	$983
Rights
Media	—	—	1	1
Warrants
Other Warrants	—	— (b)	—	— (b)
Short-Term Investments
Investment Companies	18,187	—	—	18,187

Total Investments in Securities	$556,513	$436,404	$34,543	$1,027,460

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7,350	$—	$7,350
Futures Contracts	4,141	789	—	4,930

Total Appreciation in Other Financial Instruments	$4,141	$8,139	$—	$12,280

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10,463)	$—	$(10,463)
Futures Contracts	(3,290)	(378)	—	(3,668)

Total Depreciation in Other Financial Instruments	$(3,290)	$(10,841)	$—	$(14,131)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

There were no significant transfers among any levels for the six months ended December 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2018		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018
Investments in Securities:
Asset-Backed Securities	$31,242		$276		$(358)	$51		$2,639		$(4,825)	$1,707	$(88)	$30,644
Collateralized Mortgage Obligation	714		14		19	2		—		(83)	—	—	666
Commercial Mortgage-Backed Securities	1,771		—	(a)	(7)	(1)		—	(a)	(60)	1,500	(197)	3,006
Corporate Bonds — Building Products	135		(3)		1	—	(a)	—		(133)	—	—	—
Corporate Bonds — Capital Markets	83		—		—	—		—		—	—	(83)	—
Corporate Bonds — Distributors	40		—		—	—		—		—	—	(40)	—
Corporate Bonds — Independent Power and Renewable Electricity Producers	42		—		—	—		—		—	—	(42)	—
Corporate Bonds — Oil, Gas & Consumable Fuels	—		—		(117)	3		340		—	—	—	226
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—		—	—		—		—	—	—	—	(a)
Right — Media	1		—		—	—		—		—	—	—	1

	$34,028		$287		$(462)	$55		$2,979		$(5,101)	$3,207	$(450)	$34,543

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(424,000).

DECEMBER 31, 2018	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$30,644	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 27.00% (6.98%)
			Constant Default Rate	0.00% - 9.17% (3.30%)
			Yield (Discount Rate of Cash Flows)	2.63% - 10.51% (4.34%)

Asset-Backed Securities	30,644

	3,004	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.00%)
			Yield (Discount Rate of Cash Flows)	3.92% - 6.87% (4.54%)

Commercial Mortgage-Backed Securities	3,004

	666	Discounted Cash Flow	Constant Prepayment Rate	13.00% (13.00%)
			Constant Default Rate	4.70% (4.70%)
			Yield (Discount Rate of Cash Flows)	6.73% (6.73%)

Collateralized Mortgage Obligations	666

	1	Pending Distribution Amount	Expected Recovery	$0.049 ($0.049)

Rights	1

Total	$34,315

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At December 31, 2018, the value of these investments was approximately $228,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of December 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

70	J.P. MORGAN FUNDS	DECEMBER 31, 2018

D. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statement of Operations.

At December 31, 2018, the Fund did not have any outstanding unfunded loan commitments.

E. Futures Contracts — The Fund used treasury, index and other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk, foreign exchange risk and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$105,141
Average Notional Balance Short	48,022
Ending Notional Balance Long	88,692
Ending Notional Balance Short	67,959

Foreign Exchange
Average Notional Balance Long	36,477	(a)
Ending Notional Balance Long	36,477

Interest Rate
Average Notional Balance Long	168,104
Average Notional Balance Short	73,390
Ending Notional Balance Long	191,482
Ending Notional Balance Short	35,039

(a)	For the period December 1, 2018 through December 31, 2018.

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange

DECEMBER 31, 2018	J.P. MORGAN FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2018 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$350,101
Average Settlement Value Sold	280,689
Ending Settlement Value Purchased	590,277
Ending Settlement Value Sold	394,354

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,263	$—	$2,263
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,197	7,350	8,547
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,470	—	1,470

Total		$4,930	$7,350	$12,280

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(232)	$—	$(232)
Foreign exchange contracts	Payables	—	(10,463)	(10,463)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,436)	—	(3,436)

Total		$(3,668)	$(10,463)	$(14,131)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

72	J.P. MORGAN FUNDS	DECEMBER 31, 2018

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2018 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$437	$—	$—	$437
BNP Paribas	288	(2)	—	286
Citibank, NA	2,049	(1,942)	—	107
Credit Suisse International	511	(453)	—	58
Goldman Sachs International	3,166	(3,166)	—	—
HSBC Bank, NA	498	(498)	—	—
Merrill Lynch International	81	(59)	—	22
National Australia Bank Ltd.	269	(44)	—	225
State Street Corp.	20	(20)	—	—
TD Bank Financial Group	24	(24)	—	—
Union Bank of Switzerland AG	7	(7)	—	—

	$7,350	$(6,215)	$—	$1,135

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$2	$(2)	$—	$—
Citibank, NA	1,942	(1,942)	—	—
Credit Suisse International	453	(453)	—	—
Deutsche Bank AG	21	—	—	21
Goldman Sachs International	4,579	(3,166)	—	1,413
HSBC Bank, NA	983	(498)	—	485
Merrill Lynch International	59	(59)	—	—
Morgan Stanley	768	—	—	768
National Australia Bank Ltd.	44	(44)	—	—
Royal Bank of Canada	27	—	—	27
State Street Corp.	146	(20)	—	126
TD Bank Financial Group	1,142	(24)	—	1,118
Union Bank of Switzerland AG	297	(7)	—	290

	$10,463	$(6,215)	$—	$4,248

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2018, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(2,260)	$—	$(2,260)
Foreign exchange contracts	(221)	1,440	1,219
Equity contracts	(7,939)	—	(7,939)

Total	$(10,420)	$1,440	$(8,980)

DECEMBER 31, 2018	J.P. MORGAN FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$682	$—	$682
Foreign exchange contracts	1,197	(4,036)	(2,839)
Equity contracts	872	—	872

Total	$2,751	$(4,036)	$(1,285)

The Fund’s derivatives contracts held at December 31, 2018 are not accounted for as hedging instruments under GAAP.

H. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	$78,477	$43,238	$58,985	$(1,178)	$673	$62,225	7,759	$1,453	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	43,093	3,960	3,880	(231)	(4,417)	38,525	1,545	401	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	25,073	208	25,250	(757)	839	113	15	208	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	38,240	11,099	4,768	(144)	(1,828)	42,599	4,760	1,092	—
JPMorgan Managed Income Fund Class L Shares (a)	—	41,300	13,527	(14)	3	27,762	2,776	97	5
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	27,773	4,391	6,636	1,303	(6,505)	20,326	490	174	2,237
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.55% (a) (b)	—	1,538	667	—	—	871	871	2	—
JPMorgan Prime Money Market Fund, IM Shares Class IM Shares, 2.61% (a) (b)	—	92,380	75,064	—	—	17,316	17,314	58	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	13,988	164,787	178,775	—	—	—	—	174	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,394	2,485	3,879	—	—	—	—	13	—

Total	$228,038	$365,386	$371,431	$(1,021)	$(11,235)	$209,737		$3,672	$2,242

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

I. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other

74	J.P. MORGAN FUNDS	DECEMBER 31, 2018

assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

K. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific. The amount of the transfer agency fees charged to each class of the Fund for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$24	$1	$3	$2	$4	$34

The Fund invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

L. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion and 0.01% of the Fund’s daily average net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R6
1.08%	1.58%	0.83%	0.65%	0.58%

The expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Service Fees	Total	Contractual Reimbursements
$811	$69	$880	$1

76	J.P. MORGAN FUNDS	DECEMBER 31, 2018

In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2018. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time. Amounts in the table below are in thousands.

Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total
$356	$181	$537

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018, was approximately $18,000.

The Underlying Funds may impose separate advisory and service fees. The Fund’s Adviser and/or JPMDS have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and service fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or services fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$385,629	$518,967	$18,793	$22,052

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$947,817	$131,384	$53,592	$77,792

As of June 30, 2018, the Fund did not have any net capital loss carryforward.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing

DECEMBER 31, 2018	J.P. MORGAN FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility during the six months ended December 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$32,679	2.96%	1	$3

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2018, the Fund had five affiliated omnibus accounts and two non-affiliated individual accounts which owned 14.6% in aggregate and 29.0% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

78	J.P. MORGAN FUNDS	DECEMBER 31, 2018

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We have evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$932.10	$4.82	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	929.80	7.25	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class I
Actual	1,000.00	933.00	3.61	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class L
Actual	1,000.00	934.40	2.73	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
Class R6
Actual	1,000.00	934.10	2.39	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

80	J.P. MORGAN FUNDS	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund and/or Underlying Funds as compared to the Fund’s and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

DECEMBER 31, 2018	J.P. MORGAN FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the

Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

82	J.P. MORGAN FUNDS	DECEMBER 31, 2018

observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the first, second and fifth quintiles based upon the Peer Group, and in the second, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Class I shares was in the first, first and third quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31,

2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund may invest.

DECEMBER 31, 2018	J.P. MORGAN FUNDS	83

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-DIV-1218

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2018 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned -6.85% and the Russell 1000 Index returned -7.42%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(7.53)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$103,043

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financial services sector and its underweight position in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the producer durables sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in American International Group Inc., Nvidia Corp. and WestRock Co. Shares of American International Group, a property and casualty insurer, fell after the company reported a quarterly loss due to catastrophe costs from incidents in Japan and from the U.S. impact of Hurricane Florence. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of WestRock, a paper and packaging company, fell amid investor concerns about excess capacity in containerboard products and production delays at its Florida paper mill due to Hurricane Michael.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and its underweight position in Facebook Inc. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018 and issued a disappointing forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions were in the financial services and technology sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.3%
2.	Alphabet, Inc., Class C	4.6
3.	UnitedHealth Group, Inc.	4.5
4.	Amazon.com, Inc.	4.3
5.	AutoZone, Inc.	3.9
6.	Ball Corp.	3.8
7.	Delta Air Lines, Inc.	3.8
8.	Apple, Inc.	3.8
9.	Kinder Morgan, Inc.	3.4
10.	Mastercard, Inc., Class A	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.1%
Information Technology	16.9
Consumer Discretionary	10.9
Health Care	10.4
Industrials	9.3
Materials	8.4
Communication Services	7.9
Energy	6.6
Real Estate	5.5
Utilities	2.8
Consumer Staples	2.5
Investment of cash collateral from securities loaned	0.2
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		(12.50)%	(10.01)%	6.25%	10.44%
Without Sales Charge		(7.66)	(5.04)	7.41	11.25
CLASS C SHARES	July 29, 2011
With CDSC***		(8.89)	(6.46)	6.88	10.70
Without CDSC		(7.89)	(5.46)	6.88	10.70
CLASS I SHARES	July 29, 2011	(7.53)	(4.77)	7.68	11.53
CLASS R6 SHARES	October 1, 2018	(7.49)	(4.73)	7.69	11.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.55)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$17,893,771

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Eli Lilly & Co. and Merck & Co. and its underweight position in General Electric Co. Shares of Eli Lilly, a pharmaceutical company, rose after the company reported better-than-expected earnings for the third quarter of 2018 and raised its forecast for the full year 2018. Shares of Merck, a pharmaceutical and health care products company, rose after the company raised its quarterly dividend by 15% and unveiled a $10 billion stock repurchase program. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend.

Leading individual detractors from relative performance included the Fund’s overweight allocations to Occidental Petroleum Corp., BlackRock Inc. and Texas Instruments Inc. Shares of Occidental Petroleum, an oil and natural gas producer, fell as petroleum prices fell sharply late in the reporting period. Shares of BlackRock, an investment management company, fell amid an increase in financial market volatility and a sell-off in equity markets in the fourth quarter of 2018. Shares of Texas Instruments, a semiconductor maker, fell amid a global slowdown in demand for semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.2%
2.	Merck & Co., Inc.	3.1
3.	CME Group, Inc.	2.8
4.	Bank of America Corp.	2.8
5.	Microsoft Corp.	2.3
6.	ConocoPhillips	2.2
7.	Pfizer, Inc.	2.0
8.	PNC Financial Services Group, Inc. (The)	1.9
9.	Eli Lilly & Co.	1.9
10.	Comcast Corp., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.3%
Health Care	14.4
Industrials	10.0
Information Technology	9.0
Energy	8.0
Consumer Discretionary	7.9
Consumer Staples	6.8
Utilities	4.8
Materials	4.8
Communication Services	3.6
Real Estate	3.0
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(8.78)%	(9.77)%	6.05%	11.50%
Without Sales Charge		(3.74)	(4.77)	7.19	12.10
CLASS C SHARES	November 4, 1997
With CDSC***		(4.90)	(6.16)	6.66	11.54
Without CDSC		(3.90)	(5.16)	6.66	11.54
CLASS I SHARES	July 2, 1987	(3.55)	(4.46)	7.46	12.39
CLASS R2 SHARES	February 28, 2011	(3.81)	(4.98)	6.93	11.85
CLASS R3 SHARES	September 9, 2016	(3.68)	(4.70)	7.20	12.10
CLASS R4 SHARES	September 9, 2016	(3.55)	(4.47)	7.46	12.39
CLASS R5 SHARES	February 28, 2011	(3.47)	(4.33)	7.67	12.56
CLASS R6 SHARES	January 31, 2012	(3.43)	(4.24)	7.76	12.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08/ TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2008 to December 31, 2018.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(7.36)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$575,599

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions T. Rowe Price Group Inc. and BlackRock Inc. and its underweight position in Procter & Gamble Inc. Shares of T. Rowe Price Group and BlackRock, both investment management providers, fell amid increased market volatility and a sell-off in U.S. equity markets in the fourth quarter of 2018. Shares of Procter & Gamble, a consumer products company not held in the Fund, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter.

Leading individual contributors to relative performance included the Fund’s underweight positions General Electric Co., Exxon Mobil Corp. and Schlumberger Ltd. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of Exxon Mobil, an integrated oil and natural gas company, fell as petroleum prices declined sharply toward the end of the reporting period. Shares of Schlumberger, an oilfield services company not held in the Fund, fell as petroleum prices declined sharply toward the end of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.0%
2.	Merck & Co., Inc.	2.9
3.	Home Depot, Inc. (The)	2.6
4.	Microsoft Corp.	2.4
5.	Berkshire Hathaway, Inc., Class B	2.2
6.	Chevron Corp.	2.1
7.	Morgan Stanley	2.0
8.	Bristol-Myers Squibb Co.	1.9
9.	BlackRock, Inc.	1.9
10.	3M Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.6%
Health Care	14.8
Industrials	10.0
Energy	9.5
Information Technology	8.0
Consumer Discretionary	7.3
Consumer Staples	5.7
Communication Services	4.8
Utilities	3.7
Materials	3.6
Real Estate	3.5
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		(12.23)%	(12.55)%	5.51%	11.42%
Without Sales Charge		(7.36)	(7.71)	6.65	12.02
CLASS C SHARES	January 2, 1998
With CDSC***		(8.60)	(9.18)	6.11	11.46
Without CDSC		(7.60)	(8.18)	6.11	11.46
CLASS I SHARES	January 25, 1996	(7.24)	(7.49)	6.91	12.33
CLASS R2 SHARES	November 2, 2015	(7.48)	(7.94)	6.48	11.93
CLASS R3 SHARES	July 31, 2017	(7.36)	(7.71)	6.66	12.02
CLASS R4 SHARES	July 31, 2017	(7.24)	(7.47)	6.91	12.33
CLASS R5 SHARES	November 2, 2015	(7.19)	(7.35)	7.03	12.39
CLASS R6 SHARES	November 2, 2015	(7.14)	(7.25)	7.08	12.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.85)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$3,339,856

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 27% of the Benchmark’s total return with about 46% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc. and Microsoft Corp. and its underweight position in General Electric Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Microsoft, a provider of software and technology services, rose as investors sought protection from market volatility in large cap stocks. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and Nvidia Corp. and its underweight position in 21st Century Fox Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of 21st Century Fox, television broadcaster and film production company, rose ahead of the company’s planned $71.3 billion acquisition by Walt Disney Co.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.3%
2.	Apple, Inc.	3.2
3.	Amazon.com, Inc.	3.0
4.	S&P 500 Index 3/29/2019	2.2
5.	Alphabet, Inc., Class A	1.7
6.	Berkshire Hathaway, Inc., Class B	1.6
7.	Alphabet, Inc., Class C	1.6
8.	UnitedHealth Group, Inc.	1.5
9.	Pfizer, Inc.	1.5
10.	Bank of America Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.1%
Health Care	14.7
Financials	12.5
Consumer Discretionary	10.5
Communication Services	9.8
Industrials	8.8
Consumer Staples	5.6
Energy	5.0
Utilities	3.1
Materials	2.5
Put Options Purchased	2.2
Real Estate	2.1
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(7.06)%	(6.13)%	4.40%	4.71%
Without Sales Charge		(1.89)	(0.92)	5.53	5.83
CLASS C SHARES	December 13, 2013
With CDSC***		(3.21)	(2.46)	5.00	5.30
Without CDSC		(2.21)	(1.46)	5.00	5.30
CLASS I SHARES	December 13, 2013	(1.85)	(0.71)	5.79	6.09
CLASS R5 SHARES	December 13, 2013	(1.69)	(0.51)	6.00	6.30
CLASS R6 SHARES	December 13, 2013	(1.67)	(0.42)	6.05	6.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.22)%
Russell 1000 Growth Index	(8.17)%

Net Assets as of 12/31/2018 (In Thousands)	$12,533,294

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position in the health care sector and its underweight position in the energy sector, where the Fund had no holdings, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Netflix.com Inc., Electronic Arts Inc. and Activision Blizzard Inc. Shares of Netflix, an online entertainment provider, fell amid investor concerns about increasing competition for subscribers and rising costs of entertainment content. Shares of Electronic Arts, a maker of digital interactive games and entertainment, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game. Shares of Activision Blizzard, a provider of digital interactive entertainment, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and a weaker-than-expected earnings forecast for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s underweight position in Facebook Inc. and its overweight positions in Intuitive Surgical Inc. and ServiceNow Inc. Shares of Facebook, a social media provider, fell after the company reported mixed results for the second quarter of 2018 and issued a disappointing forecast. Shares of Intuitive Surgical, a surgical robotics company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018. Shares of ServiceNow, a provider of cloud computing technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018 and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	6.3%
2.	Apple, Inc.	5.0
3.	Microsoft Corp.	4.7
4.	Alphabet, Inc., Class C	4.6
5.	Mastercard, Inc., Class A	4.5
6.	Intuitive Surgical, Inc.	3.1
7.	Netflix, Inc.	3.1
8.	Boeing Co. (The)	3.0
9.	PayPal Holdings, Inc.	3.0
10.	ServiceNow, Inc.	2.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.9%
Health Care	17.9
Consumer Discretionary	15.1
Communication Services	10.7
Industrials	8.5
Consumer Staples	4.1
Financials	4.1
Investment of cash collateral from securities loaned	2.6
Materials	1.0
Real Estate	0.6
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		(15.99)%	(5.19)%	8.71%	14.29%
Without Sales Charge		(11.33)	0.05	9.89	14.91
CLASS C SHARES	November 4, 1997
With CDSC***		(12.55)	(1.43)	9.35	14.32
Without CDSC		(11.55)	(0.43)	9.35	14.32
CLASS I SHARES	February 28, 1992	(11.22)	0.32	10.10	15.14
CLASS R2 SHARES	November 3, 2008	(11.44)	(0.19)	9.62	14.63
CLASS R3 SHARES	September 9, 2016	(11.33)	0.05	9.86	14.92
CLASS R4 SHARES	September 9, 2016	(11.22)	0.29	10.09	15.13
CLASS R5 SHARES	April 14, 2009	(11.13)	0.47	10.30	15.35
CLASS R6 SHARES	November 30, 2010	(11.10)	0.57	10.40	15.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.99)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$1,397,068

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the basic materials and insurance sectors was a leading detractor from relative performance, while the Fund’s overweight position in the health services sector and its security selection in the industrial cyclical sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Lennar Corp. and Lincoln National Corp. and its underweight position in Procter & Gamble Co. Shares of Lennar, a homebuilder, fell amid a broader sell-off in the homebuilder sector due to weakness in new home sales. Shares of Lincoln National, an insurance and financial services provider, fell after the company reported lower-than-expected earnings for the second quarter of 2018. Shares of Procter & Gamble, a consumer products company, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Cigna Corp. and Delta Air Lines Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of Cigna, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018 and raised its sales and profit forecast for the full year 2018. Shares of Delta Air Lines rose after the company issued an positive forecast for earnings and revenue for the fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.9%
2.	Cigna Corp.	3.5
3.	Comcast Corp., Class A	3.2
4.	Pfizer, Inc.	3.0
5.	Lennar Corp., Class A	2.7
6.	CVS Health Corp.	2.7
7.	FMC Corp.	2.6
8.	Lincoln National Corp.	2.5
9.	Morgan Stanley	2.4
10.	Berkshire Hathaway, Inc., Class B	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.2%
Health Care	15.2
Energy	11.8
Communication Services	10.8
Consumer Discretionary	10.5
Materials	8.8
Industrials	7.6
Information Technology	3.3
Consumer Staples	1.9
Real Estate	1.7
Investment of cash collateral from securities loaned	1.2
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(16.70)%	(19.85)%	5.14%	11.08%
Without Sales Charge		(12.07)	(15.43)	6.27	11.68
CLASS C SHARES	March 22, 1999
With CDSC***		(13.28)	(16.85)	5.74	11.13
Without CDSC		(12.28)	(15.85)	5.74	11.13
CLASS I SHARES	March 1, 1991	(11.99)	(15.24)	6.46	11.87
CLASS R2 SHARES	November 3, 2008	(12.21)	(15.67)	5.98	11.39
CLASS R3 SHARES	October 1, 2018	(12.00)	(15.26)	6.45	11.87
CLASS R4 SHARES	October 1, 2018	(11.98)	(15.35)	6.29	11.69
CLASS R5 SHARES	May 15, 2006	(11.89)	(15.06)	6.66	12.11
CLASS R6 SHARES	November 30, 2010	(11.81)	(14.96)	6.73	12.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(7.69)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$12,431,545

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the semiconductors & hardware sector and in the energy sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nvidia Corp. and PVH Corp. and its underweight position in Berkshire Hathaway Inc. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for specialty semiconductors. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Berkshire Hathaway, an investment company not held by the Fund, rose amid analysts’ expectations for further growth in earnings in 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Pfizer Inc. and Walt Disney Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected quarterly earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Pfizer, a pharmaceutical and health care products company, rose after the company announced a plan with GlaxoSmithKline PLC to combine their consumer health care subsidiaries. Shares of Walt Disney, an entertainment and media company, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark for the six months ended December 31, 2018 were in the media and regional business sectors, while the Fund’s largest underweight positions were in the retail and financial sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.2%
2.	Amazon.com, Inc.	3.9
3.	Alphabet, Inc., Class A	3.3
4.	Pfizer, Inc.	3.1
5.	Apple, Inc.	2.5
6.	UnitedHealth Group, Inc.	2.3
7.	Coca-Cola Co. (The)	2.2
8.	Johnson & Johnson	2.0
9.	Norfolk Southern Corp.	2.0
10.	General Dynamics Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Health Care	17.5
Communication Services	11.5
Consumer Discretionary	10.9
Industrials	10.9
Financials	10.0
Energy	5.8
Consumer Staples	4.5
Utilities	3.0
Materials	2.6
Real Estate	2.0
Investment of cash collateral from securities loaned	0.5
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		(12.72)%	(11.21)%	6.25%	12.31%
Without Sales Charge		(7.90)	(6.29)	7.40	12.91
CLASS C SHARES	September 10, 2001
With CDSC***		(9.09)	(7.76)	6.87	12.34
Without CDSC		(8.09)	(6.76)	6.87	12.34
CLASS I SHARES	September 10, 2001	(7.74)	(6.07)	7.62	13.13
CLASS L SHARES	September 17, 1993	(7.69)	(5.95)	7.77	13.31
CLASS R2 SHARES	November 3, 2008	(8.04)	(6.60)	7.12	12.61
CLASS R3 SHARES	September 9, 2016	(7.91)	(6.30)	7.38	12.90
CLASS R4 SHARES	September 9, 2016	(7.81)	(6.13)	7.62	13.12
CLASS R5 SHARES	May 15, 2006	(7.68)	(5.88)	7.83	13.34
CLASS R6 SHARES	November 30, 2010	(7.65)	(5.86)	7.89	13.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(7.15)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$5,681,009

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and Nvidia Corp. and its underweight position 21st Century Fox Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of 21st Century Fox, television broadcaster and film production company, rose ahead of the company’s planned $71.3 billion acquisition by Walt Disney Co.

Leading individual contributors to relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in AutoZone Inc. and Microsoft Corp. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected quarterly earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Microsoft, a provider of software and technology services, rose as investors sought protection from market volatility in large cap stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.6%
2.	Apple, Inc.	3.4
3.	Amazon.com, Inc.	3.2
4.	Alphabet, Inc., Class A	1.8
5.	Berkshire Hathaway, Inc., Class B	1.7
6.	Alphabet, Inc., Class C	1.7
7.	UnitedHealth Group, Inc.	1.6
8.	Pfizer, Inc.	1.6
9.	Bank of America Corp.	1.5
10.	Chevron Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Health Care	15.5
Financials	13.2
Consumer Discretionary	11.1
Communication Services	10.4
Industrials	9.3
Consumer Staples	5.9
Energy	5.3
Utilities	3.3
Materials	2.6
Real Estate	2.2
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

six MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(12.15)%	(10.83)%	5.81%	12.11%
Without Sales Charge		(7.29)	(5.87)	6.96	12.71
CLASS I SHARES	September 10, 2001	(7.14)	(5.57)	7.22	13.00
CLASS L SHARES	January 3, 1997	(7.15)	(5.59)	7.31	13.13
CLASS R6 SHARES	March 24, 2003	(7.09)	(5.50)	7.43	13.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Airlines — 3.8%

Delta Air Lines, Inc.	79	3,942

Automobiles — 1.2%

Tesla, Inc. *	4	1,228

Banks — 3.1%

Wells Fargo & Co.	68	3,155

Biotechnology — 1.4%

Vertex Pharmaceuticals, Inc. *	8	1,402

Building Products — 1.2%

Lennox International, Inc.	6	1,276

Capital Markets — 5.0%

Charles Schwab Corp. (The)	37	1,542

S&P Global, Inc.	9	1,557

T. Rowe Price Group, Inc.	23	2,094

		5,193

Commercial Services & Supplies — 2.0%

Waste Connections, Inc.	27	2,007

Construction Materials — 3.0%

Martin Marietta Materials, Inc. (a)	18	3,111

Consumer Finance — 3.8%

Ally Financial, Inc.	44	991

Capital One Financial Corp.	39	2,927

		3,918

Containers & Packaging — 5.4%

Ball Corp.	86	3,950

Packaging Corp. of America	19	1,567

		5,517

Electric Utilities — 2.8%

Xcel Energy, Inc.	58	2,864

Entertainment — 1.4%

Spotify Technology SA *	13	1,419

Equity Real Estate Investment Trusts (REITs) — 5.5%

Federal Realty Investment Trust	28	3,290

Public Storage	12	2,415

		5,705

Food & Staples Retailing — 2.5%

Walgreens Boots Alliance, Inc.	38	2,614

Health Care Equipment & Supplies — 1.7%

Intuitive Surgical, Inc. *	4	1,750

Health Care Providers & Services — 4.5%

UnitedHealth Group, Inc.	19	4,658

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 5.2%

American International Group, Inc.	58	2,291

Loews Corp.	68	3,073

		5,364

Interactive Media & Services — 4.6%

Alphabet, Inc., Class C *	5	4,774

Internet & Direct Marketing Retail — 4.3%

Amazon.com, Inc. *	3	4,476

IT Services — 3.2%

Mastercard, Inc., Class A	18	3,307

Machinery — 2.3%

Parker-Hannifin Corp.	8	1,263

Stanley Black & Decker, Inc.	9	1,067

		2,330

Media — 1.9%

DISH Network Corp., Class A *	78	1,937

Multiline Retail — 1.5%

Kohl’s Corp.	24	1,579

Oil, Gas & Consumable Fuels — 6.6%

Concho Resources, Inc. *	15	1,500

Kinder Morgan, Inc.	227	3,489

Marathon Petroleum Corp.	31	1,816

		6,805

Pharmaceuticals — 2.8%

Pfizer, Inc.	67	2,923

Semiconductors & Semiconductor Equipment — 1.1%

NVIDIA Corp.	9	1,175

Software — 8.9%

Microsoft Corp.	54	5,454

salesforce.com, Inc. *	14	1,968

ServiceNow, Inc. *	10	1,734

		9,156

Specialty Retail — 3.9%

AutoZone, Inc. *	5	3,970

Technology Hardware, Storage & Peripherals — 3.8%

Apple, Inc.	24	3,862

Total Common Stocks (Cost $81,613)		101,417

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $1,575)	1,575	1,575

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $258)	258	258

Total Investments — 100.2% (Cost $83,446)		103,250
Liabilities in Excess of Other Assets — (0.2%)		(207)

NET ASSETS — 100.0%		103,043

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $258,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 1.5%

General Dynamics Corp.	1,715	269,569

Banks — 9.0%

Bank of America Corp.	20,750	511,271

BB&T Corp.	3,954	171,288

Cullen/Frost Bankers, Inc.	1,112	97,758

M&T Bank Corp.	459	65,734

PNC Financial Services Group, Inc. (The)	2,993	349,951

US Bancorp	3,980	181,867

Wells Fargo & Co.	4,968	228,920

		1,606,789

Beverages — 1.6%

Coca-Cola Co. (The)	3,337	158,003

PepsiCo, Inc.	1,227	135,583

		293,586

Biotechnology — 0.7%

Gilead Sciences, Inc.	2,072	129,611

Capital Markets — 6.4%

BlackRock, Inc.	842	330,763

CME Group, Inc.	2,738	515,136

Northern Trust Corp.	1,381	115,430

T. Rowe Price Group, Inc.	1,985	183,299

		1,144,628

Chemicals — 4.8%

Air Products & Chemicals, Inc.	1,877	300,488

DowDuPont, Inc.	4,563	244,031

PPG Industries, Inc.	2,441	249,554

RPM International, Inc.	1,163	68,337

		862,410

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	1,958	141,184

Consumer Finance — 1.4%

Capital One Financial Corp.	1,696	128,218

Discover Financial Services	1,981	116,836

		245,054

Distributors — 0.6%

Genuine Parts Co.	1,091	104,804

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	5,695	320,170

Electric Utilities — 2.4%

NextEra Energy, Inc.	1,443	250,785

Xcel Energy, Inc.	3,751	184,788

		435,573

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%

Alexandria Real Estate Equities, Inc.	479	55,227

AvalonBay Communities, Inc.	950	165,400

Boston Properties, Inc.	687	77,298

Simon Property Group, Inc.	797	133,953

Vornado Realty Trust	1,685	104,537

		536,415

Food & Staples Retailing — 0.5%

Walmart, Inc.	997	92,900

Food Products — 1.4%

Kraft Heinz Co. (The)	887	38,187

Mondelez International, Inc., Class A	5,323	213,085

		251,272

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories	1,586	114,705

Becton Dickinson and Co.	901	203,025

Medtronic plc	2,367	215,262

		532,992

Health Care Providers & Services — 1.0%

CVS Health Corp.	2,645	173,322

Hotels, Restaurants & Leisure — 3.2%

Las Vegas Sands Corp.	1,552	80,788

McDonald’s Corp.	1,765	313,460

Starbucks Corp.	1,807	116,347

Wyndham Hotels & Resorts, Inc.	1,369	62,113

		572,708

Household Products — 0.9%

Procter & Gamble Co. (The)	1,812	166,536

Industrial Conglomerates — 1.7%

3M Co.	737	140,421

Honeywell International, Inc.	1,186	156,681

		297,102

Insurance — 7.8%

Arthur J Gallagher & Co.	1,802	132,820

Chubb Ltd.	1,259	162,595

Cincinnati Financial Corp.	554	42,897

Hartford Financial Services Group, Inc. (The)	5,707	253,698

Marsh & McLennan Cos., Inc.	486	38,751

MetLife, Inc.	4,687	192,469

Progressive Corp. (The)	1,445	87,147

Prudential Financial, Inc.	2,269	185,031

Travelers Cos., Inc. (The)	2,505	299,995

		1,395,403

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 2.3%

Accenture plc, Class A	820	115,565

Automatic Data Processing, Inc.	928	121,655

Fidelity National Information Services, Inc.	1,730	177,406

		414,626

Leisure Products — 0.7%

Hasbro, Inc.	1,581	128,432

Machinery — 5.0%

Deere & Co.	315	47,038

Dover Corp.	3,415	242,282

Illinois Tool Works, Inc.	2,096	265,491

Parker-Hannifin Corp.	993	148,143

Stanley Black & Decker, Inc.	1,638	196,194

		899,148

Media — 1.9%

Comcast Corp., Class A	9,823	334,475

Multiline Retail — 0.7%

Target Corp.	1,992	131,646

Multi-Utilities — 2.5%

CMS Energy Corp.	3,115	154,672

DTE Energy Co.	300	33,066

NiSource, Inc.	5,255	133,209

Public Service Enterprise Group, Inc.	2,257	117,501

		438,448

Oil, Gas & Consumable Fuels — 8.1%

Chevron Corp.	5,251	571,242

ConocoPhillips	6,259	390,279

Exxon Mobil Corp.	1,499	102,225

Occidental Petroleum Corp.	4,884	299,771

Valero Energy Corp.	1,216	91,186

		1,454,703

Pharmaceuticals — 10.0%

Bristol-Myers Squibb Co.	4,076	211,848

Eli Lilly & Co.	2,943	340,588

Johnson & Johnson	2,358	304,242

Merck & Co., Inc.	7,364	562,663

Pfizer, Inc.	8,256	360,388

		1,779,729

Road & Rail — 1.1%

Norfolk Southern Corp.	1,311	196,058

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	3,293	282,614

Texas Instruments, Inc.	3,296	311,456

		594,070

Software — 2.3%

Microsoft Corp.	4,084	414,782

Specialty Retail — 2.3%

Home Depot, Inc. (The)	1,932	331,985

Tiffany & Co.	1,077	86,718

		418,703

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	1,332	210,075

Textiles, Apparel & Luxury Goods — 0.4%

VF Corp.	975	69,577

Tobacco — 2.4%

Altria Group, Inc.	5,053	249,552

Philip Morris International, Inc.	2,658	177,466

		427,018

Total Common Stocks (Cost $14,340,757)		17,483,518

Short-Term Investments — 3.5%

Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b) (Cost $619,587)	619,587	619,587

Total Investments — 101.2% (Cost $14,960,344)		18,103,105
Liabilities in Excess of Other Assets — (1.2%)		(209,334)

NET ASSETS — 100.0%		17,893,771

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 1.4%

General Dynamics Corp.	28	4,402

United Technologies Corp.	37	3,929

		8,331

Banks — 11.0%

Bank of America Corp.	693	17,073

BB&T Corp.	123	5,341

Citigroup, Inc.	92	4,777

Citizens Financial Group, Inc.	88	2,607

Cullen/Frost Bankers, Inc.	37	3,228

M&T Bank Corp.	38	5,367

PNC Financial Services Group, Inc. (The)	63	7,401

SunTrust Banks, Inc.	116	5,861

US Bancorp	127	5,813

Wells Fargo & Co.	131	6,032

		63,500

Beverages — 0.3%

Molson Coors Brewing Co., Class B	36	2,016

Biotechnology — 0.9%

Gilead Sciences, Inc.	86	5,392

Capital Markets — 6.8%

BlackRock, Inc.	28	11,117

Charles Schwab Corp. (The)	70	2,907

Goldman Sachs Group, Inc. (The)	32	5,312

Morgan Stanley	289	11,467

T. Rowe Price Group, Inc.	93	8,586

		39,389

Chemicals — 2.5%

Air Products & Chemicals, Inc.	27	4,337

DowDuPont, Inc.	186	9,926

		14,263

Consumer Finance — 1.7%

Capital One Financial Corp.	63	4,777

Discover Financial Services	83	4,896

		9,673

Containers & Packaging — 1.1%

Ball Corp.	51	2,322

Sealed Air Corp.	110	3,822

		6,144

Distributors — 0.8%

Genuine Parts Co.	46	4,407

Diversified Financial Services — 2.2%

Berkshire Hathaway, Inc., Class B *	61	12,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	151	8,473

Electric Utilities — 1.4%

NextEra Energy, Inc.	24	4,189

Xcel Energy, Inc.	78	3,863

		8,052

Entertainment — 1.3%

Walt Disney Co. (The)	68	7,467

Equity Real Estate Investment Trusts (REITs) — 3.5%

AvalonBay Communities, Inc.	22	3,846

Crown Castle International Corp.	22	2,390

Simon Property Group, Inc.	24	3,998

Ventas, Inc.	91	5,338

Vornado Realty Trust	71	4,398

		19,970

Food & Staples Retailing — 0.9%

Walmart, Inc.	55	5,086

Food Products — 0.8%

Mondelez International, Inc., Class A	110	4,391

Health Care Equipment & Supplies — 1.8%

Becton Dickinson and Co.	26	5,836

Medtronic plc	51	4,630

		10,466

Health Care Providers & Services — 3.7%

AmerisourceBergen Corp.	35	2,634

CVS Health Corp.	116	7,593

Humana, Inc.	16	4,469

UnitedHealth Group, Inc.	27	6,751

		21,447

Hotels, Restaurants & Leisure — 0.6%

Royal Caribbean Cruises Ltd.	35	3,452

Household Products — 1.2%

Colgate-Palmolive Co.	116	6,910

Industrial Conglomerates — 3.8%

3M Co.	57	10,918

Honeywell International, Inc.	81	10,741

		21,659

Insurance — 4.7%

Chubb Ltd.	52	6,752

Hartford Financial Services Group, Inc. (The)	225	10,014

Loews Corp.	57	2,604

MetLife, Inc.	84	3,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — Continued

Prudential Financial, Inc.	54	4,412

		27,223

Interactive Media & Services — 1.4%

Alphabet, Inc., Class C *	8	8,149

IT Services — 0.9%

Fidelity National Information Services, Inc.	52	5,322

Machinery — 3.3%

Dover Corp.	50	3,534

Parker-Hannifin Corp.	60	9,008

Stanley Black & Decker, Inc.	57	6,789

		19,331

Media — 0.6%

Comcast Corp., Class A	75	2,544

DISH Network Corp., Class A *	39	971

		3,515

Multiline Retail — 1.0%

Target Corp.	87	5,737

Multi-Utilities — 2.3%

CMS Energy Corp.	173	8,565

NiSource, Inc.	83	2,099

Public Service Enterprise Group, Inc.	50	2,602

		13,266

Oil, Gas & Consumable Fuels — 9.5%

Chevron Corp.	111	12,076

ConocoPhillips	146	9,108

EOG Resources, Inc.	48	4,208

Exxon Mobil Corp.	46	3,122

Marathon Petroleum Corp.	37	2,183

Occidental Petroleum Corp.	124	7,605

Phillips 66	44	3,799

Pioneer Natural Resources Co.	22	2,946

Valero Energy Corp.	69	5,136

Williams Cos., Inc. (The)	193	4,260

		54,443

Pharmaceuticals — 8.3%

Bristol-Myers Squibb Co.	214	11,145

Eli Lilly & Co.	52	6,029

Johnson & Johnson	44	5,665

Merck & Co., Inc.	217	16,594

Pfizer, Inc.	188	8,215

		47,648

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 0.7%

CSX Corp.	31	1,907

Kansas City Southern	20	1,890

		3,797

Semiconductors & Semiconductor Equipment — 3.5%

Analog Devices, Inc.	93	7,982

Applied Materials, Inc.	99	3,244

Texas Instruments, Inc.	94	8,855

		20,081

Software — 2.4%

Microsoft Corp.	134	13,590

Specialty Retail — 3.6%

AutoZone, Inc. *	7	5,625

Home Depot, Inc. (The)	87	14,983

		20,608

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	44	6,940

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	104	7,733

Tobacco — 2.5%

Altria Group, Inc.	170	8,391

Philip Morris International, Inc.	92	6,109

		14,500

Trading Companies & Distributors — 0.7%

Watsco, Inc.	31	4,341

Total Common Stocks (Cost $421,473)		559,167

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b) (Cost $14,319)	14,319	14,319

Total Investments — 99.6% (Cost $435,792)		573,486
Other Assets Less Liabilities — 0.4%		2,113

NET ASSETS — 100.0%		575,599

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 2.0%

Boeing Co. (The)	44	14,168

General Dynamics Corp. (a)	164	25,849

Northrop Grumman Corp. (a)	47	11,625

United Technologies Corp. (a)	149	15,877

		67,519

Airlines — 0.4%

Delta Air Lines, Inc.	230	11,491

United Continental Holdings, Inc. *	38	3,214

		14,705

Auto Components — 0.4%

Aptiv plc	62	3,795

BorgWarner, Inc.	70	2,437

Magna International, Inc. (Canada)	182	8,285

		14,517

Automobiles — 0.2%

Ford Motor Co.	792	6,061

Banks — 4.9%

Bank of America Corp. (a)	2,114	52,085

Citigroup, Inc.	613	31,905

Citizens Financial Group, Inc.	129	3,836

Huntington Bancshares, Inc.	400	4,773

KeyCorp (a)	1,130	16,702

Regions Financial Corp.	375	5,023

SunTrust Banks, Inc.	300	15,151

Wells Fargo & Co. (a)	753	34,679

		164,154

Beverages — 2.9%

Coca-Cola Co. (The) (a)	888	42,055

Constellation Brands, Inc., Class A	11	1,814

Molson Coors Brewing Co., Class B (a)	245	13,751

PepsiCo, Inc. (a)	340	37,613

		95,233

Biotechnology — 2.4%

AbbVie, Inc. (a)	89	8,247

Alexion Pharmaceuticals, Inc. *	98	9,543

Amgen, Inc.	47	9,062

Biogen, Inc. *	47	14,228

Celgene Corp. *	158	10,096

Gilead Sciences, Inc.	245	15,313

Vertex Pharmaceuticals, Inc. *	88	14,599

		81,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	365	10,685

Capital Markets — 3.4%

Bank of New York Mellon Corp. (The)	69	3,244

BlackRock, Inc.	9	3,453

Charles Schwab Corp. (The) (a)	332	13,805

CME Group, Inc.	58	10,890

Goldman Sachs Group, Inc. (The)	62	10,360

Intercontinental Exchange, Inc.	216	16,276

Morgan Stanley (a)	732	29,019

State Street Corp. (a)	66	4,151

T. Rowe Price Group, Inc. (a)	123	11,376

TD Ameritrade Holding Corp.	245	11,994

		114,568

Chemicals — 2.0%

Celanese Corp.	96	8,611

DowDuPont, Inc. (a)	708	37,855

Eastman Chemical Co.	215	15,709

Linde plc (United Kingdom)	39	6,040

		68,215

Commercial Services & Supplies — 0.1%

Cintas Corp.	10	1,661

Communications Equipment — 0.4%

Cisco Systems, Inc.	225	9,741

Motorola Solutions, Inc.	16	1,862

		11,603

Consumer Finance — 0.8%

American Express Co.	53	5,064

Capital One Financial Corp.	280	21,163

		26,227

Containers & Packaging — 0.4%

Avery Dennison Corp.	47	4,238

Packaging Corp. of America	21	1,730

Westrock Co.	220	8,303

		14,271

Diversified Consumer Services — 0.1%

H&R Block, Inc.	64	1,636

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	284	58,059

Diversified Telecommunication Services — 1.6%

AT&T, Inc. (a)	374	10,684

Verizon Communications, Inc. (a)	759	42,652

		53,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.6%

Evergy, Inc.	46	2,607

Exelon Corp.	548	24,733

NextEra Energy, Inc. (a)	202	35,091

PG&E Corp. *	46	1,089

Xcel Energy, Inc.	466	22,950

		86,470

Electrical Equipment — 0.7%

Eaton Corp. plc (a)	320	21,981

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	54	4,055

Entertainment — 2.2%

Electronic Arts, Inc. *	170	13,393

Netflix, Inc. *	82	21,846

Walt Disney Co. (The) (a)	356	39,026

		74,265

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	88	15,388

Digital Realty Trust, Inc.	25	2,618

Equinix, Inc.	14	4,911

Equity Residential	67	4,446

Federal Realty Investment Trust	60	7,092

Host Hotels & Resorts, Inc.	273	4,551

Prologis, Inc.	306	17,957

Ventas, Inc.	79	4,631

Vornado Realty Trust	192	11,891

		73,485

Food Products — 0.9%

Mondelez International, Inc., Class A (a)	760	30,417

Health Care Equipment & Supplies — 3.5%

Becton Dickinson and Co. (a)	46	10,423

Boston Scientific Corp. * (a)	959	33,891

Danaher Corp.	94	9,719

Intuitive Surgical, Inc. *	13	6,173

Medtronic plc	354	32,158

Zimmer Biomet Holdings, Inc.	224	23,196

		115,560

Health Care Providers & Services — 3.5%

Anthem, Inc.	70	18,329

Cigna Corp.	163	30,911

CVS Health Corp.	224	14,686

UnitedHealth Group, Inc. (a)	215	53,576

		117,502

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	146	10,490

Royal Caribbean Cruises Ltd.	34	3,335

Yum! Brands, Inc.	181	16,617

		30,442

Household Durables — 0.2%

Lennar Corp., Class A	196	7,669

Household Products — 0.5%

Procter & Gamble Co. (The)	192	17,677

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	263	34,773

Insurance — 2.5%

Allstate Corp. (The)	57	4,735

American International Group, Inc.	462	18,216

Everest Re Group Ltd.	21	4,658

Hartford Financial Services Group, Inc. (The)	286	12,724

Lincoln National Corp.	201	10,315

Marsh & McLennan Cos., Inc.	59	4,666

MetLife, Inc. (a)	423	17,376

Principal Financial Group, Inc.	77	3,419

Prudential Financial, Inc.	75	6,106

		82,215

Interactive Media & Services — 4.3%

Alphabet, Inc., Class A * (a)	58	60,158

Alphabet, Inc., Class C * (a)	56	57,901

Facebook, Inc., Class A * (a)	204	26,752

		144,811

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. * (a)	72	107,706

Booking Holdings, Inc. *	4	7,303

Expedia Group, Inc.	112	12,608

		127,617

IT Services — 4.4%

Accenture plc, Class A (a)	27	3,831

Alliance Data Systems Corp.	33	4,981

Automatic Data Processing, Inc.	249	32,598

Fidelity National Information Services, Inc. (a)	202	20,742

First Data Corp., Class A *	155	2,619

Mastercard, Inc., Class A	53	9,970

PayPal Holdings, Inc. *	328	27,584

Visa, Inc., Class A (a)	336	44,302

		146,627

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 0.7%

Agilent Technologies, Inc.	51	3,471

Illumina, Inc. *	24	7,147

Thermo Fisher Scientific, Inc.	62	13,806

		24,424

Machinery — 2.7%

Caterpillar, Inc.	154	19,631

Cummins, Inc.	73	9,782

Deere & Co.	48	7,135

Ingersoll-Rand plc (a)	139	12,721

PACCAR, Inc. (a)	265	15,138

Snap-on, Inc.	74	10,727

Stanley Black & Decker, Inc.	118	14,177

		89,311

Media — 1.9%

Charter Communications, Inc., Class A * (a)	80	22,738

Comcast Corp., Class A (a)	901	30,684

Discovery, Inc., Class A * (a)	255	6,300

DISH Network Corp., Class A *	94	2,352

		62,074

Metals & Mining — 0.2%

Freeport-McMoRan, Inc.	309	3,189

Newmont Mining Corp.	75	2,615

		5,804

Multiline Retail — 0.9%

Dollar General Corp.	182	19,660

Dollar Tree, Inc. *	72	6,465

Macy’s, Inc.	161	4,789

		30,914

Multi-Utilities — 0.8%

Ameren Corp.	69	4,522

Public Service Enterprise Group, Inc.	77	4,018

Sempra Energy	155	16,749

		25,289

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp. (a)	420	45,679

Concho Resources, Inc. *	36	3,744

Diamondback Energy, Inc.	149	13,796

EOG Resources, Inc. (a)	286	24,931

Exxon Mobil Corp. (a)	215	14,647

Marathon Petroleum Corp. (a)	397	23,446

Occidental Petroleum Corp. (a)	321	19,718

ONEOK, Inc.	205	11,072

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Parsley Energy, Inc., Class A *	94	1,497

Pioneer Natural Resources Co. (a)	145	19,035

		177,565

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	86	11,190

Pharmaceuticals — 5.5%

Allergan plc	66	8,878

Bristol-Myers Squibb Co.	220	11,414

Eli Lilly & Co.	228	26,357

Johnson & Johnson (a)	327	42,157

Merck & Co., Inc. (a)	472	36,087

Mylan NV*	83	2,284

Nektar Therapeutics *	30	994

Pfizer, Inc. (a)	1,224	53,446

Zoetis, Inc.	21	1,785

		183,402

Road & Rail — 2.0%

Norfolk Southern Corp. (a)	197	29,443

Union Pacific Corp. (a)	275	38,039

		67,482

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc. (a)	423	36,340

Broadcom, Inc.	82	20,818

Intel Corp.	150	7,020

Microchip Technology, Inc.	33	2,371

Micron Technology, Inc. *	74	2,346

NVIDIA Corp. (a)	169	22,604

Texas Instruments, Inc. (a)	441	41,634

		133,133

Software — 7.4%

Adobe, Inc.*	90	20,339

Microsoft Corp. (a)	1,521	154,462

Oracle Corp. (a)	513	23,161

salesforce.com, Inc. * (a)	270	36,976

Workday, Inc., Class A *	68	10,913

		245,851

Specialty Retail — 4.3%

Advance Auto Parts, Inc.	43	6,842

AutoZone, Inc. * (a)	32	26,877

Best Buy Co., Inc.	208	10,996

Home Depot, Inc. (The) (a)	236	40,622

Lowe’s Cos., Inc.	150	13,875

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — Continued

O’Reilly Automotive, Inc. *	46	15,729

Ross Stores, Inc.	321	26,698

Tiffany & Co.	10	772

		142,411

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc. (a)	715	112,778

Hewlett Packard Enterprise Co.	957	12,638

HP, Inc. (a)	533	10,914

		136,330

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	10	767

PVH Corp.	105	9,776

		10,543

Tobacco — 1.3%

Altria Group, Inc.	257	12,699

Philip Morris International, Inc. (a)	461	30,782

		43,481

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	93	3,485

United Rentals, Inc. *	10	1,025

		4,510

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	238	15,127

Total Common Stocks (Cost $3,376,984)		3,327,945

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.4%

Put Options Purchased — 2.4%

Index Funds — 2.4%

S&P 500 Index 3/29/2019 at USD 2,365.00, European Style Notional Amount: USD 3,443,409 Exchange Traded * (Cost $87,677)	13,736	79,257

	SHARES (000)
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $145,694)	145,694	145,694

Total Investments — 106.4% (Cost $3,610,355)		3,552,896
Liabilities in Excess of Other Assets — (6.4%)		(213,040)

NET ASSETS — 100.0%		3,339,856

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	906	03/2019	USD	113,386	(260)

					(260)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Written Call Options Contracts as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	13,736	USD 3,443,409	USD 2,605	3/29/2019	(77,608)

						(77,608)

Written Put Options Contracts as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	13,736	USD 3,443,409	USD 1,990	3/29/2019	(12,981)

						(12,981)

Total Written Options Contracts (Premiums Received $84,806)						(90,589)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%

Aerospace & Defense — 3.1%

Boeing Co. (The)	1,192	384,549

Airlines — 0.7%

Delta Air Lines, Inc.	327	16,317

Southwest Airlines Co.	1,491	69,295

		85,612

Automobiles — 0.6%

Tesla, Inc. * (a)	224	74,614

Banks — 0.2%

SVB Financial Group *	155	29,457

Beverages — 1.5%

Constellation Brands, Inc., Class A	509	81,793

Monster Beverage Corp. *	2,279	112,150

		193,943

Biotechnology — 1.6%

Regeneron Pharmaceuticals, Inc. *	39	14,417

Vertex Pharmaceuticals, Inc. *	1,151	190,779

		205,196

Capital Markets — 4.0%

Charles Schwab Corp. (The)	3,247	134,841

Intercontinental Exchange, Inc.	1,239	93,328

S&P Global, Inc.	1,575	267,638

		495,807

Chemicals — 1.0%

Ecolab, Inc.	86	12,672

Sherwin-Williams Co. (The)	297	116,779

		129,451

Electrical Equipment — 0.3%

Rockwell Automation, Inc.	269	40,539

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	571	46,238

Entertainment — 4.3%

Activision Blizzard, Inc.	2,535	118,055

Electronic Arts, Inc. *	235	18,510

Netflix, Inc.*	1,484	397,288

		533,853

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	232	81,917

Food & Staples Retailing — 1.1%

Costco Wholesale Corp.	658	134,021

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 9.8%

ABIOMED, Inc. *	289	94,067

Becton Dickinson and Co.	722	162,613

Boston Scientific Corp. *	8,759	309,529

DexCom, Inc. *	2,179	261,092

Intuitive Surgical, Inc. *	832	398,306

		1,225,607

Health Care Providers & Services — 2.7%

UnitedHealth Group, Inc.	1,350	336,318

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A *	1,054	94,143

Industrial Conglomerates — 2.8%

Honeywell International, Inc.	863	113,980

Roper Technologies, Inc.	903	240,694

		354,674

Interactive Media & Services — 6.7%

Alphabet, Inc., Class C *	572	592,330

Facebook, Inc., Class A *	395	51,718

Match Group, Inc. (a)	2,691	115,107

Twitter, Inc. *	2,889	83,030

		842,185

Internet & Direct Marketing Retail — 9.3%

Amazon.com, Inc. *	536	805,214

Booking Holdings, Inc. *	35	60,440

GrubHub, Inc. * (a)	1,205	92,571

MercadoLibre, Inc. (Argentina) (a)	468	136,907

Wayfair, Inc., Class A * (a)	755	68,047

		1,163,179

IT Services — 13.6%

Mastercard, Inc., Class A	3,041	573,741

PayPal Holdings, Inc. *	4,508	379,099

Shopify, Inc., Class A (Canada) * (a)	537	74,389

Square, Inc., Class A *	1,967	110,352

Visa, Inc., Class A (a)	2,674	352,847

Worldpay, Inc. *	2,876	219,836

		1,710,264

Life Sciences Tools & Services — 3.5%

Illumina, Inc.*	851	255,173

Thermo Fisher Scientific, Inc.	801	179,225

		434,398

Personal Products — 1.6%

Estee Lauder Cos., Inc. (The), Class A	1,541	200,419

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 1.0%

CoStar Group, Inc. *	357	120,262

Road & Rail — 0.9%

Norfolk Southern Corp.	767	114,682

Semiconductors & Semiconductor Equipment — 3.9%

Advanced Micro Devices, Inc. * (a)	3,640	67,202

Applied Materials, Inc.	3,258	106,674

NVIDIA Corp.	1,373	183,358

Texas Instruments, Inc.	1,443	136,382

		493,616

Software — 12.6%

Adobe, Inc. *	342	77,374

Atlassian Corp. plc, Class A *	1,141	101,535

Microsoft Corp.	5,979	607,267

salesforce.com, Inc. *	2,551	349,342

ServiceNow, Inc. *	1,982	352,904

Trade Desk, Inc. (The), Class A * (a)	837	97,154

		1,585,576

Specialty Retail — 3.9%

Home Depot, Inc. (The)	1,609	276,482

Ross Stores, Inc.	2,549	212,108

		488,590

Technology Hardware, Storage & Peripherals — 5.2%

Apple, Inc.	4,094	645,758

Textiles, Apparel & Luxury Goods — 1.7%

Lululemon Athletica, Inc. *	1,741	211,674

Total Common Stocks (Cost $8,040,848)		12,456,542

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.5%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $59,117)	59,117	59,117

Investment of Cash Collateral from Securities Loaned — 2.6%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	275,528	275,500

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	52,074	52,074

Total Investment of Cash Collateral from Securities Loaned (Cost $327,574)		327,574

Total Investments — 102.5% (Cost $8,427,539)		12,843,233
Liabilities in Excess of Other Assets — (2.5%)		(309,939)

NET ASSETS — 100.0%		12,533,294

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $321,421,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.7%

Aerospace & Defense — 1.2%

General Dynamics Corp.	109	17,104

Airlines — 1.9%

Southwest Airlines Co.	556	25,848

Auto Components — 2.1%

American Axle & Manufacturing Holdings, Inc. *	456	5,056

BorgWarner, Inc.	227	7,900

Delphi Technologies plc	544	7,787

Lear Corp.	45	5,554

Visteon Corp. * (a)	54	3,255

		29,552

Automobiles — 0.5%

General Motors Co.	223	7,453

Banks — 12.9%

Bank of America Corp.	2,236	55,097

Cathay General Bancorp	99	3,309

Citigroup, Inc.	280	14,578

Citizens Financial Group, Inc.	516	15,350

Comerica, Inc.	98	6,732

East West Bancorp, Inc.	158	6,895

First Republic Bank	70	6,057

Huntington Bancshares, Inc.	529	6,303

IBERIABANK Corp.	87	5,586

KeyCorp	1,786	26,399

Regions Financial Corp.	434	5,807

SVB Financial Group *	47	8,907

Wells Fargo & Co.	422	19,426

		180,446

Biotechnology — 1.0%

Alexion Pharmaceuticals, Inc. *	52	5,014

Biogen, Inc. *	12	3,641

Gilead Sciences, Inc.	90	5,605

		14,260

Building Products — 0.2%

Owens Corning	62	2,709

Capital Markets — 3.1%

Morgan Stanley	848	33,603

State Street Corp.	163	10,287

		43,890

Chemicals — 6.7%

Celanese Corp.	227	20,423

DowDuPont, Inc.	253	13,506

Eastman Chemical Co.	324	23,710

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FMC Corp.	492	36,403

		94,042

Consumer Finance — 0.3%

Ally Financial, Inc.	186	4,219

Containers & Packaging — 1.6%

Avery Dennison Corp.	64	5,749

Crown Holdings, Inc. * (a)	392	16,296

		22,045

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	156	31,852

Diversified Telecommunication Services — 0.9%

Verizon Communications, Inc.	233	13,122

Electrical Equipment — 1.6%

Eaton Corp. plc	324	22,266

Entertainment — 0.7%

Electronic Arts, Inc. *	115	9,059

Equity Real Estate Investment Trusts (REITs) — 1.7%

American Campus Communities, Inc.	96	3,953

Brixmor Property Group, Inc.	343	5,034

Mid-America Apartment Communities, Inc.	81	7,723

Prologis, Inc.	116	6,806

		23,516

Food Products — 1.5%

Mondelez International, Inc., Class A	517	20,703

Health Care Equipment & Supplies — 2.1%

Boston Scientific Corp. *	170	6,022

Medtronic plc	37	3,384

Zimmer Biomet Holdings, Inc.	192	19,945

		29,351

Health Care Providers & Services — 6.7%

Cigna Corp.	262	49,797

CVS Health Corp.	580	37,995

Universal Health Services, Inc., Class B	55	6,422

		94,214

Hotels, Restaurants & Leisure — 1.3%

Caesars Entertainment Corp. * (a)	1,347	9,145

International Game Technology plc (a)	177	2,592

Royal Caribbean Cruises Ltd.	69	6,699

		18,436

Household Durables — 2.8%

Lennar Corp., Class A	986	38,606

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.8%

American International Group, Inc.	163	6,432

Athene Holding Ltd., Class A *	356	14,164

Hartford Financial Services Group, Inc. (The)	107	4,765

Lincoln National Corp.	684	35,070

Principal Financial Group, Inc.	133	5,879

		66,310

Interactive Media & Services — 1.0%

Alphabet, Inc., Class A *	13	13,375

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc.	179	20,142

Machinery — 2.9%

Ingersoll-Rand plc	57	5,200

PACCAR, Inc.	431	24,645

Stanley Black & Decker, Inc.	85	10,130

		39,975

Media — 6.1%

Altice USA, Inc., Class A	612	10,110

Charter Communications, Inc., Class A *	104	29,580

Comcast Corp., Class A	1,327	45,191

		84,881

Metals & Mining — 0.6%

United States Steel Corp.	459	8,363

Multiline Retail — 0.8%

Dollar Tree, Inc. *	115	10,396

Oil, Gas & Consumable Fuels — 11.9%

Chevron Corp.	242	26,327

Concho Resources, Inc. *	113	11,595

Diamondback Energy, Inc.	231	21,386

EOG Resources, Inc.	64	5,555

Marathon Petroleum Corp.	413	24,383

Occidental Petroleum Corp.	487	29,886

Parsley Energy, Inc., Class A *	127	2,034

Pioneer Natural Resources Co.	223	29,263

TransCanada Corp. (Canada)	437	15,601

		166,030

Pharmaceuticals — 5.5%

Bristol-Myers Squibb Co.	156	8,093

Johnson & Johnson	52	6,724

Merck & Co., Inc.	270	20,623

Pfizer, Inc.	958	41,812

		77,252

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.0%

Analog Devices, Inc.	178	15,295

NXP Semiconductors NV (Netherlands)	248	18,203

Texas Instruments, Inc.	94	8,873

		42,371

Software — 0.3%

LogMeIn, Inc.	54	4,437

Specialty Retail — 0.5%

Best Buy Co., Inc.	97	5,153

Tiffany & Co. (a)	29	2,311

		7,464

Textiles, Apparel & Luxury Goods — 1.1%

PVH Corp.	96	8,876

Tapestry, Inc.	195	6,568

		15,444

Tobacco — 0.4%

Philip Morris International, Inc.	89	5,962

Wireless Telecommunication Services — 2.3%

T-Mobile US, Inc. *	499	31,730

Total Common Stocks (Cost $1,426,907)		1,336,825

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75 * (Cost $— )	36	—	(b)

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $56,173)	56,173	56,173

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (c) (d)	5,001	5,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	11,408	11,408

Total Investment of Cash Collateral from Securities Loaned (Cost $16,408)		16,408

Total Investments — 100.9% (Cost $1,499,488)		1,409,406
Liabilities in Excess of Other Assets — (0.9%)		(12,338)

NET ASSETS — 100.0%		1,397,068

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $16,076,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 3.5%

General Dynamics Corp. (a)	1,549	243,447

Northrop Grumman Corp.	717	175,623

United Technologies Corp.	173	18,432

		437,502

Air Freight & Logistics — 0.1%

United Parcel Service, Inc., Class B	159	15,467

Airlines — 0.2%

Delta Air Lines, Inc.	516	25,751

Auto Components — 0.2%

Aptiv plc	102	6,278

BorgWarner, Inc.	452	15,695

		21,973

Banks — 5.8%

Bank of America Corp.	8,111	199,855

Citigroup, Inc.	1,114	58,018

First Republic Bank	72	6,259

Huntington Bancshares, Inc.	5,732	68,328

KeyCorp	7,699	113,787

SunTrust Banks, Inc.	2,383	120,187

SVB Financial Group *	481	91,411

Wells Fargo & Co.	1,385	63,806

		721,651

Beverages — 2.5%

Coca-Cola Co. (The)	5,900	279,342

Molson Coors Brewing Co., Class B	240	13,478

PepsiCo, Inc.	163	17,990

		310,810

Biotechnology — 2.0%

Alexion Pharmaceuticals, Inc. *	442	43,005

Biogen, Inc. *	276	83,198

Celgene Corp. *	78	5,003

Gilead Sciences, Inc.	361	22,568

Vertex Pharmaceuticals, Inc. *	589	97,603

		251,377

Building Products — 0.0% (b)

Allegion plc	52	4,166

Capital Markets — 2.8%

Ameriprise Financial, Inc.	791	82,601

Bank of New York Mellon Corp. (The)	556	26,176

Charles Schwab Corp. (The)	574	23,850

Intercontinental Exchange, Inc.	63	4,727

Morgan Stanley	5,204	206,344

		343,698

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 1.6%

DowDuPont, Inc.	1,113	59,507

Eastman Chemical Co.	1,392	101,778

Linde plc (United Kingdom)	201	31,391

PPG Industries, Inc.	48	4,863

		197,539

Commercial Services & Supplies — 0.1%

Waste Management, Inc.	81	7,190

Consumer Finance — 0.0% (b)

American Express Co.	46	4,341

Containers & Packaging — 1.1%

Crown Holdings, Inc. * (a)	2,219	92,246

Westrock Co.	1,031	38,949

		131,195

Diversified Financial Services — 0.1%

Berkshire Hathaway, Inc., Class B *	65	13,284

Diversified Telecommunication Services — 2.4%

AT&T, Inc.	5,730	163,543

Verizon Communications, Inc.	2,462	138,401

		301,944

Electric Utilities — 2.9%

Evergy, Inc.	114	6,498

NextEra Energy, Inc.	1,320	229,511

Xcel Energy, Inc.	2,436	120,004

		356,013

Electrical Equipment — 0.7%

Eaton Corp. plc	1,258	86,352

Entertainment — 1.9%

Electronic Arts, Inc. *	512	40,437

Netflix, Inc. *	721	192,869

Walt Disney Co. (The)	64	7,056

		240,362

Equity Real Estate Investment Trusts (REITs) — 2.0%

AvalonBay Communities, Inc.	107	18,620

Brixmor Property Group, Inc.	484	7,104

Prologis, Inc.	2,983	175,135

Ventas, Inc.	256	14,983

Vornado Realty Trust	544	33,766

		249,608

Food Products — 1.6%

Kraft Heinz Co. (The)	374	16,110

Mondelez International, Inc., Class A	4,539	181,689

		197,799

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 2.9%

Becton Dickinson and Co.	97	21,775

Boston Scientific Corp. *	4,697	165,989

Danaher Corp.	44	4,534

Intuitive Surgical, Inc. *	128	61,074

Medtronic plc	540	49,154

Zimmer Biomet Holdings, Inc.	535	55,445

		357,971

Health Care Providers & Services — 5.0%

Anthem, Inc.	37	9,783

Cigna Corp.	1,093	207,634

CVS Health Corp.	1,654	108,342

UnitedHealth Group, Inc.	1,150	286,382

Universal Health Services, Inc., Class B	132	15,392

		627,533

Hotels, Restaurants & Leisure — 1.2%

Royal Caribbean Cruises Ltd.	1,230	120,291

Yum! Brands, Inc.	275	25,241

		145,532

Household Durables — 0.4%

Lennar Corp., Class A	1,302	50,979

Household Products — 0.1%

Procter & Gamble Co. (The)	141	12,976

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	1,302	172,056

Insurance — 1.3%

Allstate Corp. (The) (a)	357	29,504

American International Group, Inc.	538	21,187

Arthur J Gallagher & Co. (a)	593	43,695

Hartford Financial Services Group, Inc. (The)	943	41,912

Lincoln National Corp.	486	24,946

Willis Towers Watson plc	27	4,046

		165,290

Interactive Media & Services — 4.7%

Alphabet, Inc., Class A *	398	416,038

Alphabet, Inc., Class C *	131	135,871

Facebook, Inc., Class A *	239	31,288

		583,197

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. *	327	490,754

IT Services — 5.4%

Accenture plc, Class A	779	109,858

Alliance Data Systems Corp.	100	15,021

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Automatic Data Processing, Inc.	350	45,918

Fidelity National Information Services, Inc.	97	9,948

First Data Corp., Class A *	635	10,740

Fiserv, Inc. *	80	5,908

Mastercard, Inc., Class A	1,206	227,473

PayPal Holdings, Inc. *	585	49,220

Visa, Inc., Class A	1,427	188,271

WEX, Inc. *	29	4,016

		666,373

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.	327	73,219

Machinery — 2.4%

Caterpillar, Inc.	1,349	171,391

Deere & Co.	108	16,145

Ingersoll-Rand plc	207	18,854

Parker-Hannifin Corp.	56	8,327

Stanley Black & Decker, Inc.	668	80,007

		294,724

Media — 2.2%

Charter Communications, Inc., Class A *	563	160,347

Comcast Corp., Class A	1,302	44,340

Discovery, Inc., Class A * (a)	212	5,242

Discovery, Inc., Class C *	2,089	48,219

DISH Network Corp., Class A *	741	18,494

		276,642

Multiline Retail — 0.2%

Dollar Tree, Inc. *	341	30,780

Multi-Utilities — 0.2%

Public Service Enterprise Group, Inc.	68	3,544

Sempra Energy	187	20,269

		23,813

Oil, Gas & Consumable Fuels — 5.8%

Chevron Corp.	261	28,393

Concho Resources, Inc. *	611	62,788

Diamondback Energy, Inc.	1,032	95,709

EOG Resources, Inc.	1,475	128,601

Marathon Petroleum Corp.	2,015	118,880

Occidental Petroleum Corp.	1,226	75,245

Parsley Energy, Inc., Class A *	3,391	54,181

Pioneer Natural Resources Co.	1,223	160,820

		724,617

Pharmaceuticals — 7.0%

Bristol-Myers Squibb Co.	84	4,383

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Eli Lilly & Co.	350	40,458

Johnson & Johnson	1,960	252,939

Merck & Co., Inc.	2,342	178,981

Nektar Therapeutics *	417	13,701

Pfizer, Inc.	8,735	381,303

		871,765

Road & Rail — 2.4%

Norfolk Southern Corp.	1,660	248,284

Union Pacific Corp.	355	49,018

		297,302

Semiconductors & Semiconductor Equipment — 5.0%

Analog Devices, Inc.	1,767	151,665

Broadcom, Inc.	179	45,589

NVIDIA Corp.	1,371	183,017

NXP Semiconductors NV (Netherlands)	239	17,528

Texas Instruments, Inc.	2,212	209,078

Universal Display Corp. (a)	174	16,322

		623,199

Software — 7.2%

Adobe, Inc. *	21	4,792

Microsoft Corp.	6,356	645,569

salesforce.com, Inc. *	1,693	231,956

Workday, Inc., Class A * (a)	50	8,051

		890,368

Specialty Retail — 4.2%

AutoZone, Inc. *	206	173,001

Best Buy Co., Inc.	167	8,834

Home Depot, Inc. (The)	487	83,677

Lowe’s Cos., Inc.	52	4,801

O’Reilly Automotive, Inc. *	302	104,002

Ross Stores, Inc.	1,734	144,257

		518,572

Technology Hardware, Storage & Peripherals — 2.6%

Apple, Inc.	2,019	318,465

Textiles, Apparel & Luxury Goods — 0.8%

PVH Corp.	1,135	105,516

Tobacco — 0.4%

Philip Morris International, Inc.	686	45,770

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	445	16,698

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%

T-Mobile US, Inc. *	514	32,685

Total Common Stocks (Cost $9,941,740)		12,334,818

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Consumer Finance — 0.0% (b)

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 * (Cost $ —)	24	—	(c)

	SHARES (000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $97,255)	97,255	97,255

Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (d) (e)	55,006	55,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e)	8,960	8,960

Total Investment Of Cash Collateral From Securities Loaned (Cost $63,960)		63,960

Total Investments — 100.5% (Cost $10,102,955)		12,496,033
Liabilities in Excess of Other Assets — (0.5%)		(64,488)

NET ASSETS — 100.0%		12,431,545

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $63,241,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	357	03/2019	USD	44,679	655

					655

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Aerospace & Defense — 2.0%

Boeing Co. (The)	74	23,933

General Dynamics Corp.	278	43,667

Northrop Grumman Corp.	80	19,641

United Technologies Corp.	252	26,823

		114,064

Airlines — 0.4%

Delta Air Lines, Inc.	389	19,412

United Continental Holdings, Inc. *	65	5,431

		24,843

Auto Components — 0.4%

Aptiv plc	104	6,411

BorgWarner, Inc.	119	4,117

Magna International, Inc. (Canada)	308	13,998

		24,526

Automobiles — 0.2%

Ford Motor Co.	1,338	10,239

Banks — 4.9%

Bank of America Corp.	3,571	87,992

Citigroup, Inc.	1,035	53,900

Citizens Financial Group, Inc.	218	6,480

Huntington Bancshares, Inc.	676	8,063

KeyCorp	1,909	28,217

Regions Financial Corp.	634	8,486

SunTrust Banks, Inc.	507	25,595

Wells Fargo & Co.	1,271	58,586

		277,319

Beverages — 2.8%

Coca-Cola Co. (The)	1,500	71,047

Constellation Brands, Inc., Class A	19	3,064

Molson Coors Brewing Co., Class B	414	23,230

PepsiCo, Inc.	575	63,542

		160,883

Biotechnology — 2.4%

AbbVie, Inc.	151	13,933

Alexion Pharmaceuticals, Inc. *	166	16,123

Amgen, Inc.	79	15,309

Biogen, Inc. *	80	24,037

Celgene Corp. *	266	17,056

Gilead Sciences, Inc.	414	25,869

Vertex Pharmaceuticals, Inc. *	149	24,664

		136,991

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	617	18,051

Capital Markets — 3.4%

Bank of New York Mellon Corp. (The)	116	5,479

Charles Schwab Corp. (The)	562	23,321

CME Group, Inc.	98	18,398

Goldman Sachs Group, Inc. (The)	105	17,502

Intercontinental Exchange, Inc.	365	27,497

Morgan Stanley	1,236	49,024

State Street Corp.	111	7,013

T. Rowe Price Group, Inc.	271	25,059

TD Ameritrade Holding Corp.	414	20,263

		193,556

Chemicals — 2.0%

Celanese Corp.	162	14,547

DowDuPont, Inc.	1,196	63,951

Eastman Chemical Co.	363	26,539

Linde plc (United Kingdom)	65	10,205

		115,242

Commercial Services & Supplies — 0.1%

Cintas Corp.	17	2,805

Communications Equipment — 0.3%

Cisco Systems, Inc.	380	16,456

Motorola Solutions, Inc.	27	3,146

		19,602

Consumer Finance — 0.8%

American Express Co.	90	8,555

Capital One Financial Corp.	473	35,752

		44,307

Containers & Packaging — 0.4%

Avery Dennison Corp.	80	7,159

Packaging Corp. of America	35	2,921

Westrock Co.	371	14,027

		24,107

Diversified Consumer Services — 0.1%

H&R Block, Inc.	109	2,763

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	480	98,084

Diversified Telecommunication Services — 1.6%

AT&T, Inc.	632	18,050

Verizon Communications, Inc.	1,282	72,054

		90,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.6%

Evergy, Inc.	78	4,405

Exelon Corp.	926	41,783

NextEra Energy, Inc.	341	59,283

PG&E Corp. *	78	1,841

Xcel Energy, Inc.	787	38,770

		146,082

Electrical Equipment — 0.7%

Eaton Corp. plc	541	37,134

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	91	6,849

Entertainment — 2.2%

Electronic Arts, Inc. *	287	22,627

Netflix, Inc. *	138	36,905

Walt Disney Co. (The)	601	65,928

		125,460

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	149	25,994

Digital Realty Trust, Inc.	42	4,423

Equinix, Inc.	24	8,299

Equity Residential	114	7,512

Federal Realty Investment Trust	101	11,980

Host Hotels & Resorts, Inc.	461	7,688

Prologis, Inc.	517	30,336

Ventas, Inc.	134	7,824

Vornado Realty Trust	324	20,089

		124,145

Food Products — 0.9%

Mondelez International, Inc., Class A	1,284	51,386

Health Care Equipment & Supplies — 3.4%

Becton Dickinson and Co.	78	17,609

Boston Scientific Corp. *	1,620	57,254

Danaher Corp.	159	16,419

Intuitive Surgical, Inc. *	22	10,431

Medtronic plc	597	54,328

Zimmer Biomet Holdings, Inc.	378	39,187

		195,228

Health Care Providers & Services — 3.5%

Anthem, Inc.	118	30,964

Cigna Corp.	275	52,220

CVS Health Corp.	379	24,811

UnitedHealth Group, Inc.	363	90,510

		198,505

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	247	17,722

Royal Caribbean Cruises Ltd.	58	5,633

Yum! Brands, Inc.	305	28,072

		51,427

Household Durables — 0.2%

Lennar Corp., Class A	331	12,956

Household Products — 0.5%

Procter & Gamble Co. (The)	325	29,863

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	445	58,743

Insurance — 2.4%

Allstate Corp. (The)	97	7,999

American International Group, Inc.	781	30,773

Everest Re Group Ltd.	36	7,870

Hartford Financial Services Group, Inc. (The)	484	21,496

Lincoln National Corp.	340	17,425

Marsh & McLennan Cos., Inc.	99	7,883

MetLife, Inc.	715	29,355

Principal Financial Group, Inc.	131	5,777

Prudential Financial, Inc.	126	10,315

		138,893

Interactive Media & Services — 4.3%

Alphabet, Inc., Class A *	97	101,633

Alphabet, Inc., Class C *	94	97,824

Facebook, Inc., Class A *	345	45,193

		244,650

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. *	121	181,948

Booking Holdings, Inc. *	7	12,350

Expedia Group, Inc.	189	21,300

		215,598

IT Services — 4.4%

Accenture plc, Class A	46	6,472

Alliance Data Systems Corp.	56	8,415

Automatic Data Processing, Inc.	420	55,071

Fidelity National Information Services, Inc.	342	35,041

First Data Corp., Class A *	262	4,425

Mastercard, Inc., Class A	89	16,843

PayPal Holdings, Inc. *	554	46,600

Visa, Inc., Class A	567	74,843

		247,710

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 0.7%

Agilent Technologies, Inc.	87	5,864

Illumina, Inc. *	40	12,072

Thermo Fisher Scientific, Inc.	104	23,324

		41,260

Machinery — 2.7%

Caterpillar, Inc.	261	33,165

Cummins, Inc.	124	16,527

Deere & Co.	81	12,053

Ingersoll-Rand plc	236	21,490

PACCAR, Inc.	448	25,574

Snap-on, Inc.	125	18,122

Stanley Black & Decker, Inc.	200	23,951

		150,882

Media — 1.8%

Charter Communications, Inc., Class A *	135	38,414

Comcast Corp., Class A	1,522	51,837

Discovery, Inc., Class A *	430	10,644

DISH Network Corp., Class A *	159	3,973

		104,868

Metals & Mining — 0.2%

Freeport-McMoRan, Inc.	523	5,388

Newmont Mining Corp.	127	4,417

		9,805

Multiline Retail — 0.9%

Dollar General Corp.	307	33,212

Dollar Tree, Inc. *	121	10,921

Macy’s, Inc.	272	8,091

		52,224

Multi-Utilities — 0.8%

Ameren Corp.	117	7,641

Public Service Enterprise Group, Inc.	130	6,787

Sempra Energy	262	28,296

		42,724

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	709	77,169

Concho Resources, Inc. *	62	6,325

Diamondback Energy, Inc.	251	23,307

EOG Resources, Inc.	483	42,118

Exxon Mobil Corp.	363	24,745

Marathon Petroleum Corp.	671	39,609

Occidental Petroleum Corp.	543	33,312

ONEOK, Inc.	347	18,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Parsley Energy, Inc., Class A *	158	2,530

Pioneer Natural Resources Co.	245	32,158

		299,978

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	145	18,905

Pharmaceuticals — 5.5%

Allergan plc	112	14,998

Bristol-Myers Squibb Co.	371	19,282

Eli Lilly & Co.	385	44,526

Johnson & Johnson	552	71,219

Merck & Co., Inc.	798	60,964

Mylan NV *	141	3,859

Nektar Therapeutics *	51	1,680

Pfizer, Inc.	2,069	90,291

Zoetis, Inc.	35	3,016

		309,835

Road & Rail — 2.0%

Norfolk Southern Corp.	333	49,740

Union Pacific Corp.	465	64,263

		114,003

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc.	715	61,391

Broadcom, Inc.	138	35,169

Intel Corp.	253	11,859

Microchip Technology, Inc.	56	4,006

Micron Technology, Inc. *	125	3,964

NVIDIA Corp.	286	38,188

Texas Instruments, Inc.	744	70,335

		224,912

Software — 7.3%

Adobe, Inc. *	152	34,359

Microsoft Corp.	2,569	260,944

Oracle Corp.	867	39,129

salesforce.com, Inc. *	456	62,467

Workday, Inc., Class A *	115	18,435

		415,334

Specialty Retail — 4.2%

Advance Auto Parts, Inc.	73	11,558

AutoZone, Inc.*	54	45,404

Best Buy Co., Inc.	351	18,576

Home Depot, Inc. (The)	399	68,625

Lowe’s Cos., Inc.	254	23,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

O’Reilly Automotive, Inc. *	77	26,572

Ross Stores, Inc.	542	45,103

		239,279

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	1,208	190,525

Hewlett Packard Enterprise Co.	1,616	21,351

HP, Inc.	901	18,437

		230,313

Textiles, Apparel & Luxury Goods — 0.3%

PVH Corp.	206	19,102

Tobacco — 1.3%

Altria Group, Inc.	434	21,453

Philip Morris International, Inc.	779	52,003

		73,456

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	157	5,887

United Rentals, Inc. *	17	1,733

		7,620

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	402	25,555

Total Common Stocks (Cost $4,497,108)		5,622,170

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b) (Cost $60,054)	60,054	60,054

Total Investments — 100.0% (Cost $4,557,162)		5,682,224
Liabilities in Excess of Other Assets — 0.0% (c)		(1,215)

NET ASSETS — 100.0%		5,681,009

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	499	03/2019	USD	62,450	(1,481)

					(1,481)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$101,417		$17,483,518		$559,167	$3,327,945
Investments in affiliates, at value	1,575		619,587		14,319	145,694
Investment of cash collateral received from securities loaned, at value (Note 2.D.)	258		—		—	—
Options purchased, at value	—		—		—	79,257
Cash	1		—		—	115
Deposits at broker for futures contracts	—		—		—	3,724
Receivables:
Investment securities sold	—		—		—	399,106
Fund shares sold	85		87,871		1,907	33,866
Dividends from non-affiliates	69		41,463		1,026	4,153
Dividends from affiliates	6		1,023		30	151
Securities lending income (Note 2.D.)	—	(a)	—		—	—
Variation margin on futures contracts	—		—		—	2,271
Due from Administrator	7		—		—	—
Other assets	25		—		—	55

Total Assets	103,443		18,233,462		576,449	3,996,337

LIABILITIES:
Payables:
Investment securities purchased	—		267,660		—	454,743
Collateral received on securities loaned (Note 2.D.)	258		—		—	—
Fund shares redeemed	58		59,990		343	109,391
Outstanding options written, at fair value	—		—		—	90,589
Accrued liabilities:
Investment advisory fees	36		6,017		169	679
Administration fees	—		1,243		23	220
Distribution fees	3		1,473		110	118
Service fees	26		2,485		99	653
Custodian and accounting fees	7		107		8	29
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	1
Transfer agency fees	2		188		83	17
Other	10		528		15	41

Total Liabilities	400		339,691		850	656,481

Net Assets	$103,043		$17,893,771		$575,599	$3,339,856

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$70,451	$14,713,093	$433,402		$3,316,819
Total distributable earnings (loss) (a)	32,592	3,180,678	142,197		23,037

Total Net Assets	$103,043	$17,893,771	$575,599		$3,339,856

Net Assets:
Class A	$4,885	$2,782,171	$438,578		$237,105
Class C	2,620	1,254,082	22,614		114,693
Class I	95,521	6,911,610	80,431		2,738,488
Class R2	—	81,279	90		—
Class R3	—	103,172	20		—
Class R4	—	33,539	21		—
Class R5	—	1,098,903	51		104
Class R6	17	5,629,015	33,794		249,466

Total	$103,043	$17,893,771	$575,599		$3,339,856

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	191	178,618	10,059		12,573
Class C	106	82,140	579		6,118
Class I	3,697	436,073	1,746		144,870
Class R2	—	5,243	2		—
Class R3	—	6,629	—	(b)	—
Class R4	—	2,117	1		—
Class R5	—	69,286	1		6
Class R6	1	355,167	728		13,173

Net Asset Value (c):
Class A — Redemption price per share	$25.49	$15.58	$43.60		$18.86
Class C — Offering price per share (d)	24.59	15.27	39.06		18.75
Class I — Offering and redemption price per share	25.84	15.85	46.07		18.90
Class R2 — Offering and redemption price per share	—	15.50	43.75		—
Class R3 — Offering and redemption price per share	—	15.56	46.05		—
Class R4 — Offering and redemption price per share	—	15.84	46.07		—
Class R5 — Offering and redemption price per share	—	15.86	46.39		18.94
Class R6 — Offering and redemption price per share	25.70	15.85	46.40		18.94
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.90	$16.44	$46.02		$19.91

Cost of investments in non-affiliates	$81,613	$14,340,757	$421,473		$3,376,984
Cost of investments in affiliates	1,575	619,587	14,319		145,694
Cost of options purchased	—	—	—		87,677
Investment securities on loan, at value	258	—	—		—
Cost of investment of cash collateral	258	—	—		—
Premiums received from options written	—	—	—		84,806

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Amount rounds to less than one thousand.
(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(d)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$12,456,542		$1,336,825		$12,334,818	$5,622,170
Investments in affiliates, at value	59,117		56,173		97,255	60,054
Investment of cash collateral received from securities loaned, at value (Note 2.D.)	327,574		16,408		63,960	—
Cash	1		6		116	13
Deposits at broker for futures contracts	—		—		2,356	2,970
Receivables:
Investment securities sold	81,980		241		44,353	6,121
Fund shares sold	50,933		9,806		20,513	3,496
Dividends from non-affiliates	740		3,030		11,964	8,023
Dividends from affiliates	152		80		199	103
Securities lending income (Note 2.D.)	74		3		11	—
Variation margin on futures contracts	—		—		303	378
Other assets	—		19		—	—

Total Assets	12,977,113		1,422,591		12,575,848	5,703,328

LIABILITIES:
Payables:
Investment securities purchased	32,026		3,327		34,832	6,172
Collateral received on securities loaned (Note 2.D.)	327,574		16,408		63,960	—
Fund shares redeemed	76,437		5,039		38,630	14,562
Accrued liabilities:
Investment advisory fees	4,445		423		4,011	960
Administration fees	236		60		655	216
Distribution fees	806		86		541	48
Service fees	1,419		117		862	69
Custodian and accounting fees	83		14		113	51
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	5	—
Transfer agency fees	170		30		135	35
Other	623		19		559	206

Total Liabilities	443,819		25,523		144,303	22,319

Net Assets	$12,533,294		$1,397,068		$12,431,545	$5,681,009

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$7,901,182	$1,540,988	$10,053,917	$4,591,197
Total distributable earnings (loss) (a)	4,632,112	(143,920)	2,377,628	1,089,812

Total Net Assets	$12,533,294	$1,397,068	$12,431,545	$5,681,009

Net Assets:
Class A	$2,030,387	$172,613	$1,105,083	$205,826
Class C	447,111	56,755	263,338	—
Class I	3,765,015	297,290	1,346,955	209,914
Class L	—	—	1,452,696	395,612
Class R2	133,048	18,570	225,147	—
Class R3	16,757	17	82,746	—
Class R4	5,974	11,126	15,006	—
Class R5	690,027	25,675	802,299	—
Class R6	5,444,975	815,022	7,138,275	4,869,657

Total	$12,533,294	$1,397,068	$12,431,545	$5,681,009

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	62,164	13,985	82,356	8,817
Class C	17,686	4,807	20,326	—
Class I	113,816	24,526	100,086	8,904
Class L	—	—	107,762	16,807
Class R2	4,225	1,518	16,948	—
Class R3	510	1	6,189	—
Class R4	181	901	1,116	—
Class R5	20,405	2,096	59,493	—
Class R6	159,833	66,984	528,318	206,795

Net Asset Value (b):
Class A — Redemption price per share	$32.66	$12.34	$13.42	$23.34
Class C — Offering price per share (c)	25.28	11.81	12.96	—
Class I — Offering and redemption price per share	33.08	12.12	13.46	23.58
Class L — Offering and redemption price per share	—	—	13.48	23.54
Class R2 — Offering and redemption price per share	31.49	12.23	13.28	—
Class R3 — Offering and redemption price per share	32.84	12.12	13.37	—
Class R4 — Offering and redemption price per share	33.07	12.35	13.44	—
Class R5 — Offering and redemption price per share	33.82	12.25	13.49	—
Class R6 — Offering and redemption price per share	34.07	12.17	13.51	23.55
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.47	$13.02	$14.16	$24.63

Cost of investments in non-affiliates	$8,040,848	$1,426,907	$9,941,740	$4,497,108
Cost of investments in affiliates	59,117	56,173	97,255	60,054
Investment securities on loan, at value	321,421	16,076	63,241	—
Cost of investment of cash collateral	327,574	16,408	63,960	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$—	(a)	$21
Interest income from affiliates	— (a)	—	—		— (a)
Dividend income from non-affiliates	1,628	273,518	8,664		26,523
Dividend income from affiliates	72	5,923	205		702
Income from securities lending (net)	— (a)	—	—		—

Total investment income	1,700	279,441	8,869		27,246

EXPENSES:
Investment advisory fees	696	36,994	1,273		3,611
Administration fees	94	7,500	258		1,171
Distribution fees:
Class A	6	3,819	614		334
Class C	11	5,050	90		356
Class R2	—	210	—	(a)	—
Class R3	—	129	—	(a)	—
Service fees:
Class A	6	3,819	614		334
Class C	4	1,683	30		118
Class I	280	8,689	107		2,944
Class R2	—	105	—	(a)	—
Class R3	—	129	—	(a)	—
Class R4	—	34	—	(a)	—
Class R5	—	580	—	(a)	— (a)
Custodian and accounting fees	13	222	17		67
Professional fees	28	117	31		64
Trustees’ and Chief Compliance Officer’s fees	13	48	14		19
Printing and mailing costs	24	485	10		70
Registration and filing fees	25	213	69		170
Transfer agency fees (See Note 2.G.)	3	291	87		26
Other	7	153	6		18

Total expenses	1,210	70,270	3,220		9,302

Less fees waived	(217)	(709)	(390)		(223)
Less expense reimbursements	—	—	(1)		(4)

Net expenses	993	69,561	2,829		9,075

Net investment income (loss)	707	209,880	6,040		18,171

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,361	341,378	10,106		(6,773)
Options purchased	—	—	—		220,447
Futures contracts	—	—	—		(10,467)
Options written	—	—	—		(35,013)

Net realized gain (loss)	18,361	341,378	10,106		168,194

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(28,940)	(1,243,895)	(62,392)		(254,140)
Options purchased	—	—	—		(8,906)
Futures contracts	—	—	—		(257)
Options written	—	—	—		(6,819)

Change in net unrealized appreciation/depreciation	(28,940)	(1,243,895)	(62,392)		(270,122)

Net realized/unrealized gains (losses)	(10,579)	(902,517)	(52,286)		(101,928)

Change in net assets resulting from operations	$(9,872)	$(692,637)	$(46,246)		$(83,757)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$— (a)	$55
Interest income from affiliates	— (a)	— (a)	— (a)	— (a)
Dividend income from non-affiliates	48,029	17,715	123,573	61,776
Dividend income from affiliates	2,858	353	1,298	463
Income from securities lending (net)	141	11	26	—

Total investment income	51,028	18,079	124,897	62,294

EXPENSES:
Investment advisory fees	36,436	3,420	29,974	8,371
Administration fees	5,910	693	6,077	2,716
Distribution fees:
Class A	3,051	274	1,649	331
Class C	2,010	261	1,159	—
Class R2	382	50	659	—
Class R3 (b)	17	— (a)	94	—
Service fees:
Class A	3,051	274	1,649	331
Class C	670	87	386	—
Class I	5,514	477	1,961	319
Class L	—	—	860	230
Class R2	191	25	330	—
Class R3 (b)	17	— (a)	93	—
Class R4 (b)	8	1	17	—
Class R5	406	14	467	—
Custodian and accounting fees	176	27	218	92
Interest expense to affiliates	—	1	—	—
Professional fees	102	38	107	64
Trustees’ and Chief Compliance Officer’s fees	41	16	38	24
Printing and mailing costs	258	60	309	163
Registration and filing fees	48	66	165	55
Transfer agency fees (See Note 2.G.)	208	44	196	49
Other	123	16	163	50

Total expenses	58,619	5,844	46,571	12,795

Less fees waived	(11,546)	(665)	(4,278)	(3,626)
Less expense reimbursements	(19)	(5)	(41)	(24)

Net expenses	47,054	5,174	42,252	9,145

Net investment income (loss)	3,974	12,905	82,645	53,149

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,074,866	(35,787)	505,465	263,640
Futures contracts	—	—	(8,267)	(702)

Net realized gain (loss)	1,074,866	(35,787)	497,198	262,938

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,686,636)	(169,788)	(1,591,138)	(733,926)
Futures contracts	—	—	1,901	(50)

Change in net unrealized appreciation/depreciation	(2,686,636)	(169,788)	(1,589,237)	(733,976)

Net realized/unrealized gains (losses)	(1,611,770)	(205,575)	(1,092,039)	(471,038)

Change in net assets resulting from operations	$(1,607,796)	$(192,670)	$(1,009,394)	$(417,889)

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$707	$1,117	$209,880	$290,322
Net realized gain (loss)	18,361	10,273	341,378	305,643
Change in net unrealized appreciation/depreciation	(28,940)	18,485	(1,243,895)	913,007

Change in net assets resulting from operations	(9,872)	29,875	(692,637)	1,508,972

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(681)	(186)	(113,978)	(76,031)
Class C	(399)	(170)	(48,747)	(28,299)
Class I	(14,230)	(10,710)	(277,332)	(150,432)
Class R2	—	—	(3,206)	(1,994)
Class R3	—	—	(4,123)	(1,758)
Class R4	—	—	(1,014)	(453)
Class R5	—	—	(45,868)	(29,159)
Class R6 (b)	(2)	—	(234,289)	(133,346)

Total distributions to shareholders	(15,312)	(11,066)	(728,557)	(421,472)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(125,143)	47,717	2,060,470	1,214,083

NET ASSETS:
Change in net assets	(150,327)	66,526	639,276	2,301,583
Beginning of period	253,370	186,844	17,254,495	14,952,912

End of period	$103,043	$253,370	$17,893,771	$17,254,495

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund
Class A
From net investment income	$(1)	$(46,891)
From net realized gains	(185)	(29,140)
Class C
From net investment income	—	(15,879)
From net realized gains	(170)	(12,420)
Class I
From net investment income	(511)	(99,810)
From net realized gains	(10,199)	(50,622)
Class R2
From net investment income	—	(1,158)
From net realized gains	—	(836)
Class R3
From net investment income	—	(1,008)
From net realized gains	—	(750)
Class R4
From net investment income	—	(300)
From net realized gains	—	(153)
Class R5
From net investment income	—	(19,165)
From net realized gains	—	(9,994)
Class R6 (b)
From net investment income	—	(91,009)
From net realized gains	—	(42,337)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,040	$7,601	$18,171	$17,706
Net realized gain (loss)	10,106	36,587	168,194	(52,720)
Change in net unrealized appreciation/depreciation	(62,392)	20,167	(270,122)	131,026

Change in net assets resulting from operations	(46,246)	64,355	(83,757)	96,012

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(25,415)	(25,010)	(1,375)	(1,774)
Class C	(1,337)	(1,315)	(406)	(200)
Class I	(4,357)	(4,029)	(16,045)	(14,219)
Class R2	(5)	(1)	—	—
Class R3 (b)	(1)	(1)	—	—
Class R4 (b)	(1)	(1)	—	—
Class R5	(2)	(3)	(1)	(1)
Class R6	(1,938)	(501)	(1,316)	(485)

Total distributions to shareholders	(33,056)	(30,861)	(19,143)	(16,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,138	37,564	1,014,364	1,585,763

NET ASSETS:
Change in net assets	(35,164)	71,058	911,464	1,665,096
Beginning of period	610,763	539,705	2,428,392	763,296

End of period	$575,599	$610,763	$3,339,856	$2,428,392

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund
Class A
From net investment income	$(5,773)	$(1,774)
From net realized gains	(19,237)	—
Class C
From net investment income	(226)	(200)
From net realized gains	(1,089)	—
Class I
From net investment income	(1,045)	(14,219)
From net realized gains	(2,984)	—
Class R2
From net investment income	— (a)	—
From net realized gains	(1)	—
Class R3 (b)
From net investment income	— (a)	—
From net realized gains	(1)	—
Class R4 (b)
From net investment income	— (a)	—
From net realized gains	(1)	—
Class R5
From net investment income	(1)	(1)
From net realized gains	(2)	—
Class R6
From net investment income	(304)	(485)
From net realized gains	(197)	—

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,974	$716	$12,905	$17,087
Net realized gain (loss)	1,074,866	1,428,027	(35,787)	104,778
Change in net unrealized appreciation/depreciation	(2,686,636)	1,838,302	(169,788)	(52,694)

Change in net assets resulting from operations	(1,607,796)	3,267,045	(192,670)	69,171

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(290,662)	(341,736)	(13,539)	(20,288)
Class C	(80,926)	(78,411)	(4,530)	(4,929)
Class I	(537,464)	(495,445)	(24,234)	(26,336)
Class R2	(19,576)	(20,556)	(1,392)	(937)
Class R3 (b)	(2,356)	(239)	(1)	—
Class R4 (b)	(823)	(1,429)	(1)	—
Class R5	(94,352)	(107,511)	(2,036)	(2,015)
Class R6	(744,597)	(610,039)	(63,381)	(68,722)

Total distributions to shareholders	(1,770,756)	(1,655,366)	(109,114)	(123,227)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,561,259	462,204	46,500	654,144

NET ASSETS:
Change in net assets	(1,817,293)	2,073,883	(255,284)	600,088
Beginning of period	14,350,587	12,276,704	1,652,352	1,052,264

End of period	$12,533,294	$14,350,587	$1,397,068	$1,652,352

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
Class A
From net investment income	$—	$(1,957)
From net realized gains	(341,736)	(18,331)
Class C
From net investment income	—	(250)
From net realized gains	(78,411)	(4,679)
Class I
From net investment income	—	(3,416)
From net realized gains	(495,445)	(22,920)
Class R2
From net investment income	—	(82)
From net realized gains	(20,556)	(855)
Class R3 (b)
From net realized gains	(239)	—
Class R4 (b)
From net realized gains	(1,429)	—
Class R5
From net investment income	—	(276)
From net realized gains	(107,511)	(1,739)
Class R6
From net investment income	—	(10,517)
From net realized gains	(610,039)	(58,205)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,645	$158,433	$53,149	$107,440
Net realized gain (loss)	497,198	1,679,988	262,938	652,092
Change in net unrealized appreciation/depreciation	(1,589,237)	109,913	(733,976)	214,392

Change in net assets resulting from operations	(1,009,394)	1,948,334	(417,889)	973,924

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(140,746)	(113,310)	(26,718)	(3,827)
Class C	(34,378)	(23,352)	—	—
Class I	(172,108)	(122,404)	(25,681)	(3,737)
Class L	(190,194)	(146,714)	(48,182)	(9,307)
Class R2	(27,923)	(21,453)	—	—
Class R3	(9,826)	(4,039)	—	—
Class R4	(1,849)	(504)	—	—
Class R5	(100,828)	(78,990)	—	—
Class R6	(893,543)	(778,839)	(595,238)	(86,761)

Total distributions to shareholders	(1,571,395)	(1,289,605)	(695,819)	(103,632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(45,763)	102,375	57,627	(1,539,735)

NET ASSETS:
Change in net assets	(2,626,552)	761,104	(1,056,081)	(669,443)
Beginning of period	15,058,097	14,296,993	6,737,090	7,406,533

End of period	$12,431,545	$15,058,097	$5,681,009	$6,737,090

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
Class A
From net investment income	$(9,388)	$(3,827)
From net realized gains	(103,922)	—
Class C
From net investment income	(716)	—
From net realized gains	(22,636)	—
Class I
From net investment income	(13,503)	(3,737)
From net realized gains	(108,901)	—
Class L
From net investment income	(17,778)	(9,307)
From net realized gains	(128,936)	—
Class R2
From net investment income	(1,146)	—
From net realized gains	(20,307)	—
Class R3
From net investment income	(344)	—
From net realized gains	(3,695)	—
Class R4
From net investment income	(64)	—
From net realized gains	(440)	—
Class R5
From net investment income	(10,060)	—
From net realized gains	(68,930)	—
Class R6
From net investment income	(104,163)	(86,761)
From net realized gains	(674,676)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,946	$1,177	$341,130	$525,531
Distributions reinvested	681	186	108,763	71,651
Cost of shares redeemed	(724)	(971)	(475,606)	(975,605)

Change in net assets resulting from Class A capital transactions	$1,903	$392	$(25,713)	$(378,423)

Class C
Proceeds from shares issued	$307	$529	$136,461	$158,580
Distributions reinvested	399	170	43,156	25,015
Cost of shares redeemed	(462)	(1,305)	(130,015)	(358,771)

Change in net assets resulting from Class C capital transactions	$244	$(606)	$49,602	$(175,176)

Class I
Proceeds from shares issued	$20,232	$81,292	$1,677,432	$1,983,704
Distributions reinvested	14,130	10,677	247,425	131,986
Cost of shares redeemed	(161,674)	(44,038)	(777,223)	(2,734,993)

Change in net assets resulting from Class I capital transactions	$(127,312)	$47,931	$1,147,634	$(619,303)

Class R2
Proceeds from shares issued	$—	$—	$16,904	$18,053
Distributions reinvested	—	—	2,884	1,710
Cost of shares redeemed	—	—	(12,386)	(33,335)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$7,402	$(13,572)

Class R3
Proceeds from shares issued	$—	$—	$30,159	$82,515
Distributions reinvested	—	—	3,739	1,736
Cost of shares redeemed	—	—	(13,351)	(19,935)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20,547	$64,316

Class R4
Proceeds from shares issued	$—	$—	$25,416	$29,460
Distributions reinvested	—	—	1,014	452
Cost of shares redeemed	—	—	(14,557)	(8,782)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$11,873	$21,130

Class R5
Proceeds from shares issued	$—	$—	$186,482	$468,882
Distributions reinvested	—	—	42,826	26,960
Cost of shares redeemed	—	—	(141,158)	(382,098)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$88,150	$113,744

Class R6 (a)
Proceeds from shares issued	$20	$—	$1,076,227	$2,906,484
Distributions reinvested	2	—	220,528	124,146
Cost of shares redeemed	— (b)	—	(535,780)	(829,263)

Change in net assets resulting from Class R6 capital transactions	$22	$—	$760,975	$2,201,367

Total change in net assets resulting from capital transactions	$(125,143)	$47,717	$2,060,470	$1,214,083

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	63	38	20,108	31,499
Reinvested	25	6	6,585	4,281
Redeemed	(25)	(32)	(27,833)	(58,701)

Change in Class A Shares	63	12	(1,140)	(22,921)

Class C
Issued	10	17	8,234	9,654
Reinvested	15	6	2,672	1,521
Redeemed	(17)	(43)	(7,776)	(22,050)

Change in Class C Shares	8	(20)	3,130	(10,875)

Class I
Issued	615	2,578	97,021	116,951
Reinvested	511	345	14,729	7,758
Redeemed	(5,093)	(1,399)	(45,320)	(165,937)

Change in Class I Shares	(3,967)	1,524	66,430	(41,228)

Class R2
Issued	—	—	992	1,087
Reinvested	—	—	176	103
Redeemed	—	—	(724)	(1,990)

Change in Class R2 Shares	—	—	444	(800)

Class R3
Issued	—	—	1,754	4,897
Reinvested	—	—	227	103
Redeemed	—	—	(783)	(1,179)

Change in Class R3 Shares	—	—	1,198	3,821

Class R4
Issued	—	—	1,503	1,791
Reinvested	—	—	60	27
Redeemed	—	—	(818)	(530)

Change in Class R4 Shares	—	—	745	1,288

Class R5
Issued	—	—	10,663	27,638
Reinvested	—	—	2,543	1,584
Redeemed	—	—	(8,058)	(22,367)

Change in Class R5 Shares	—	—	5,148	6,855

Class R6 (a)
Issued	1	—	62,056	174,849
Reinvested	— (b)	—	13,112	7,288
Redeemed	— (b)	—	(30,796)	(48,541)

Change in Class R6 Shares	1	—	44,372	133,596

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,484	$63,584	$86,171	$245,722
Distributions reinvested	24,706	24,233	1,364	1,770
Cost of shares redeemed	(34,293)	(85,887)	(120,916)	(115,928)

Change in net assets resulting from Class A capital transactions	$22,897	$1,930	$(33,381)	$131,564

Class C
Proceeds from shares issued	$5,286	$3,673	$46,669	$56,798
Distributions reinvested	1,155	1,171	405	200
Cost of shares redeemed	(3,724)	(11,728)	(10,024)	(7,913)

Change in net assets resulting from Class C capital transactions	$2,717	$(6,884)	$37,050	$49,085

Class I
Proceeds from shares issued	$21,433	$34,111	$1,469,316	$1,593,492
Distributions reinvested	3,946	3,841	15,017	13,345
Cost of shares redeemed	(11,720)	(28,585)	(607,930)	(320,018)

Change in net assets resulting from Class I capital transactions	$13,659	$9,367	$876,403	$1,286,819

Class R2
Proceeds from shares issued	$59	$15	$—	$—
Distributions reinvested	5	1	—	—
Cost of shares redeemed	— (a)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$64	$16	$—	$—

Class R3 (b)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R3 capital transactions	$1	$21	$—	$—

Class R4 (b)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R4 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$15	$6	$38	$152
Distributions reinvested	2	3	1	1
Cost of shares redeemed	(1)	(6)	(54)	(72)

Change in net assets resulting from Class R5 capital transactions	$16	$3	$(15)	$81

Class R6
Proceeds from shares issued	$7,465	$34,075	$152,532	$128,229
Distributions reinvested	1,851	501	257	199
Cost of shares redeemed	(4,533)	(1,486)	(18,482)	(10,214)

Change in net assets resulting from Class R6 capital transactions	$4,783	$33,090	$134,307	$118,214

Total change in net assets resulting from capital transactions	$44,138	$37,564	$1,014,364	$1,585,763

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth and Income Fund				JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018		Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	652		1,271		4,423	12,948
Reinvested	535		485		71	93
Redeemed	(695)		(1,688)		(6,227)	(6,071)

Change in Class A Shares	492		68		(1,733)	6,970

Class C
Issued	121		81		2,425	2,990
Reinvested	28		26		21	11
Redeemed	(83)		(259)		(520)	(415)

Change in Class C Shares	66		(152)		1,926	2,586

Class I
Issued	414		649		75,536	83,305
Reinvested	81		73		775	699
Redeemed	(232)		(543)		(31,480)	(16,636)

Change in Class I Shares	263		179		44,831	67,368

Class R2
Issued	1		—	(a)	—	—
Reinvested	—	(a)	—	(a)	—	—
Redeemed	—	(a)	—		—	—

Change in Class R2 Shares	1		—	(a)	—	—

Class R3 (b)
Issued	—		—	(a)	—	—
Reinvested	—	(a)	—	(a)	—	—

Change in Class R3 Shares	—	(a)	—	(a)	—	—

Class R4 (b)
Issued	—		—	(a)	—	—
Reinvested	1		—	(a)	—	—

Change in Class R4 Shares	1		—	(a)	—	—

Class R5
Issued	—	(a)	—	(a)	3	8
Reinvested	—	(a)	—	(a)	— (a)	— (a)
Redeemed	—	(a)	—	(a)	(3)	(4)

Change in Class R5 Shares	—	(a)	—	(a)	— (a)	4

Class R6
Issued	137		615		7,849	6,591
Reinvested	38		10		13	10
Redeemed	(87)		(28)		(943)	(527)

Change in Class R6 Shares	88		597		6,919	6,074

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,455	$495,076	$26,356	$130,775
Net assets acquired in Fund reorganization (See Note 9)	—	63,247	—	—
Distributions reinvested	268,247	311,846	13,140	19,806
Cost of shares redeemed	(454,326)	(1,174,028)	(66,155)	(123,251)

Change in net assets resulting from Class A capital transactions	$102,376	$(303,859)	$(26,659)	$27,330

Class C
Proceeds from shares issued	$65,610	$80,665	$8,130	$38,428
Net assets acquired in Fund reorganization (See Note 9)	—	13,553	—	—
Distributions reinvested	64,190	59,885	4,424	4,755
Cost of shares redeemed	(75,539)	(152,863)	(12,446)	(19,452)

Change in net assets resulting from Class C capital transactions	$54,261	$1,240	$108	$23,731

Class I
Proceeds from shares issued	$704,283	$1,263,343	$111,991	$345,159
Net assets acquired in Fund reorganization (See Note 9)	—	66,379	—	—
Distributions reinvested	499,924	437,623	24,115	25,985
Cost of shares redeemed	(830,290)	(2,608,344)	(150,157)	(138,314)

Change in net assets resulting from Class I capital transactions	$373,917	$(840,999)	$(14,051)	$232,830

Class R2
Proceeds from shares issued	$39,070	$46,028	$5,889	$13,920
Distributions reinvested	15,016	14,353	1,235	689
Cost of shares redeemed	(42,297)	(68,572)	(1,592)	(3,779)

Change in net assets resulting from Class R2 capital transactions	$11,789	$(8,191)	$5,532	$10,830

Class R3 (a)
Proceeds from shares issued	$14,853	$5,967	$20	$—
Distributions reinvested	1,370	198	1	—
Cost of shares redeemed	(1,184)	(985)	—	—

Change in net assets resulting from Class R3 capital transactions	$15,039	$5,180	$21	$—

Class R4 (a)
Proceeds from shares issued	$1,368	$16,616	$11,171	$—
Distributions reinvested	823	1,429	1	—
Cost of shares redeemed	(532)	(13,174)	(196)	—

Change in net assets resulting from Class R4 capital transactions	$1,659	$4,871	$10,976	$—

Class R5
Proceeds from shares issued	$114,373	$167,961	$13,467	$21,564
Net assets acquired in Fund reorganization (See Note 9)	—	201,731	—	—
Distributions reinvested	89,822	99,180	2,021	1,993
Cost of shares redeemed	(123,751)	(578,359)	(7,395)	(9,689)

Change in net assets resulting from Class R5 capital transactions	$80,444	$(109,487)	$8,093	$13,868

Class R6
Proceeds from shares issued	$885,472	$2,125,161	$269,036	$374,045
Distributions reinvested	723,675	540,060	63,224	68,661
Cost of shares redeemed	(687,373)	(951,772)	(269,780)	(97,151)

Change in net assets resulting from Class R6 capital transactions	$921,774	$1,713,449	$62,480	$345,555

Total change in net assets resulting from capital transactions	$1,561,259	$462,204	$46,500	$654,144

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	7,054	12,491	1,773	8,302
Shares issued in connection with Fund reorganization (See Note 9)	—	1,736	—	—
Reinvested	7,726	8,728	1,000	1,278
Redeemed	(11,094)	(28,909)	(4,441)	(7,816)

Change in Class A Shares	3,686	(5,954)	(1,668)	1,764

Class C
Issued	2,119	2,540	581	2,535
Shares issued in connection with Fund reorganization (See Note 9)	—	460	—	—
Reinvested	2,388	2,073	353	319
Redeemed	(2,441)	(4,716)	(912)	(1,285)

Change in Class C Shares	2,066	357	22	1,569

Class I
Issued	17,104	30,824	7,627	22,191
Shares issued in connection with Fund reorganization (See Note 9)	—	1,807	—	—
Reinvested	14,219	12,149	1,864	1,706
Redeemed	(20,496)	(65,821)	(10,423)	(9,034)

Change in Class I Shares	10,827	(21,041)	(932)	14,863

Class R2
Issued	1,008	1,202	393	896
Reinvested	449	413	95	45
Redeemed	(1,040)	(1,769)	(107)	(244)

Change in Class R2 Shares	417	(154)	381	697

Class R3 (a)
Issued	341	154	1	—
Reinvested	39	6	— (b)	—
Redeemed	(31)	(25)	—	—

Change in Class R3 Shares	349	135	1	—

Class R4 (a)
Issued	32	414	917	—
Reinvested	23	40	— (b)	—
Redeemed	(12)	(327)	(16)	—

Change in Class R4 Shares	43	127	901	—

Class R5
Issued	2,653	4,139	890	1,379
Shares issued in connection with Fund reorganization (See Note 9)	—	5,397	—	—
Reinvested	2,499	2,706	155	130
Redeemed	(2,816)	(14,647)	(495)	(628)

Change in Class R5 Shares	2,336	(2,405)	550	881

Class R6
Issued	20,453	52,207	17,929	24,088
Reinvested	19,983	14,648	4,861	4,491
Redeemed	(16,275)	(23,114)	(18,118)	(6,224)

Change in Class R6 Shares	24,161	43,741	4,672	22,355

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104,053	$214,993	$18,358	$52,738
Distributions reinvested	128,130	101,906	26,601	3,815
Cost of shares redeemed	(234,490)	(408,599)	(75,062)	(247,174)

Change in net assets resulting from Class A capital transactions	$(2,307)	$(91,700)	$(30,103)	$(190,621)

Class C
Proceeds from shares issued	$30,510	$53,665	$—	$—
Distributions reinvested	32,699	22,181	—	—
Cost of shares redeemed	(43,646)	(105,361)	—	—

Change in net assets resulting from Class C capital transactions	$19,563	$(29,515)	$—	$—

Class I
Proceeds from shares issued	$242,370	$475,037	$33,769	$41,680
Distributions reinvested	167,071	118,776	25,042	3,308
Cost of shares redeemed	(297,809)	(415,816)	(77,137)	(93,153)

Change in net assets resulting from Class I capital transactions	$111,632	$177,997	$(18,326)	$(48,165)

Class L
Proceeds from shares issued	$198,290	$312,658	$32,634	$88,724
Distributions reinvested	161,283	127,665	30,407	7,140
Cost of shares redeemed	(271,550)	(2,240,979)	(67,633)	(544,996)

Change in net assets resulting from Class L capital transactions	$88,023	$(1,800,656)	$(4,592)	$(449,132)

Class R2
Proceeds from shares issued	$18,238	$41,736	$—	$—
Distributions reinvested	26,288	19,822	—	—
Cost of shares redeemed	(38,487)	(67,632)	—	—

Change in net assets resulting from Class R2 capital transactions	$6,039	$(6,074)	$—	$—

Class R3
Proceeds from shares issued	$34,191	$41,120	$—	$—
Distributions reinvested	8,775	4,029	—	—
Cost of shares redeemed	(3,702)	(10,051)	—	—

Change in net assets resulting from Class R3 capital transactions	$39,264	$35,098	$—	$—

Class R4
Proceeds from shares issued	$9,477	$10,245	$—	$—
Distributions reinvested	1,849	504	—	—
Cost of shares redeemed	(3,631)	(1,318)	—	—

Change in net assets resulting from Class R4 capital transactions	$7,695	$9,431	$—	$—

Class R5
Proceeds from shares issued	$42,736	$119,546	$—	$—
Distributions reinvested	90,844	70,680	—	—
Cost of shares redeemed	(104,446)	(181,128)	—	—

Change in net assets resulting from Class R5 capital transactions	$29,134	$9,098	$—	$—

Class R6
Proceeds from shares issued	$469,693	$2,759,027	$144,304	$834,134
Distributions reinvested	891,913	777,436	595,128	86,745
Cost of shares redeemed	(1,706,412)	(1,737,767)	(628,784)	(1,772,696)

Change in net assets resulting from Class R6 capital transactions	$(344,806)	$1,798,696	$110,648	$(851,817)

Total change in net assets resulting from capital transactions	$(45,763)	$102,375	$57,627	$(1,539,735)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,451	13,038	640	1,931
Reinvested	8,951	6,310	1,071	139
Redeemed	(14,421)	(24,809)	(2,720)	(8,885)

Change in Class A Shares	981	(5,461)	(1,009)	(6,815)

Class C
Issued	1,950	3,347	—	—
Reinvested	2,372	1,416	—	—
Redeemed	(2,901)	(6,567)	—	—

Change in Class C Shares	1,421	(1,804)	—	—

Class I
Issued	15,137	28,752	1,142	1,498
Reinvested	11,627	7,333	998	119
Redeemed	(18,814)	(25,267)	(2,635)	(3,348)

Change in Class I Shares	7,950	10,818	(495)	(1,731)

Class L
Issued	12,103	18,949	1,223	3,285
Reinvested	11,205	7,871	1,214	259
Redeemed	(17,150)	(139,241)	(2,320)	(19,517)

Change in Class L Shares	6,158	(112,421)	117	(15,973)

Class R2
Issued	1,154	2,553	—	—
Reinvested	1,858	1,239	—	—
Redeemed	(2,323)	(4,154)	—	—

Change in Class R2 Shares	689	(362)	—	—

Class R3
Issued	2,061	2,508	—	—
Reinvested	616	250	—	—
Redeemed	(226)	(610)	—	—

Change in Class R3 Shares	2,451	2,148	—	—

Class R4
Issued	569	621	—	—
Reinvested	129	31	—	—
Redeemed	(220)	(79)	—	—

Change in Class R4 Shares	478	573	—	—

Class R5
Issued	2,681	7,233	—	—
Reinvested	6,305	4,355	—	—
Redeemed	(6,250)	(10,982)	—	—

Change in Class R5 Shares	2,736	606	—	—

Class R6
Issued	29,210	170,342	5,051	29,946
Reinvested	61,720	47,843	23,732	3,129
Redeemed	(102,148)	(103,956)	(21,914)	(62,298)

Change in Class R6 Shares	(11,218)	114,229	6,869	(29,223)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$31.83	$0.08	$(2.29)	$(2.21)	$(0.41)	$(3.72)	$(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02)	4.86	4.84	—	(0.46)	(0.46)

Class C
Six Months Ended December 31, 2018 (Unaudited)	30.75	(0.01)	(2.19)	(2.20)	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15)	4.84	4.69	—	(0.46)	(0.46)

Class I
Six Months Ended December 31, 2018 (Unaudited)	32.13	0.10	(2.30)	(2.20)	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	4.87	4.91	— (f)	(0.46)	(0.46)

Class R6
October 1, 2018 (g) through December 31, 2018 (Unaudited)	34.55	0.08	(4.68)	(4.60)	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.49	(7.66)%	$4,885	1.09%	0.48%	1.35%	18%
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52
23.56	25.43	423	1.24	(0.10)	2.11	76

24.59	(7.89)	2,620	1.59	(0.04)	1.81	18
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52
23.24	24.86	133	1.74	(0.67)	2.82	76

25.84	(7.53)	95,521	0.84	0.62	1.03	18
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52
23.67	25.75	72,064	0.99	0.19	1.51	76

25.70	(13.97)	17	0.59	1.05	0.85	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$16.82	$0.18	(e)	$(0.77)	$(0.59)	$(0.19)	$(0.46)	$(0.65)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)

Class C
Six Months Ended December 31, 2018 (Unaudited)	16.50	0.13	(e)	(0.75)	(0.62)	(0.15)	(0.46)	(0.61)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)

Class I
Six Months Ended December 31, 2018 (Unaudited)	17.10	0.20	(e)	(0.78)	(0.58)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	16.74	0.16	(e)	(0.77)	(0.61)	(0.17)	(0.46)	(0.63)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	16.80	0.17	(e)	(0.76)	(0.59)	(0.19)	(0.46)	(0.65)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	17.09	0.20	(e)	(0.78)	(0.58)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	17.11	0.22	(e)	(0.79)	(0.57)	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.10	0.22	(e)	(0.78)	(0.56)	(0.23)	(0.46)	(0.69)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (b)

$15.58	(3.68)%	$2,782,171	1.00%	2.07%	1.01%	11%
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22
13.66	21.60	2,360,750	1.04	1.68	1.06	20

15.27	(3.90)	1,254,082	1.49	1.55	1.50	11
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22
13.49	20.95	805,494	1.54	1.19	1.56	20

15.85	(3.55)	6,911,610	0.74	2.26	0.75	11
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22
13.85	21.94	3,467,542	0.79	1.92	0.81	20

15.50	(3.81)	81,279	1.25	1.81	1.26	11
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22
13.64	21.27	28,733	1.29	1.44	1.31	20

15.56	(3.68)	103,172	0.99	2.01	1.00	11
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

15.84	(3.55)	33,539	0.74	2.22	0.75	11
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

15.86	(3.47)	1,098,903	0.58	2.45	0.60	11
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22
13.85	22.06	307,700	0.59	2.11	0.61	20

15.85	(3.43)	5,629,015	0.49	2.53	0.50	11
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22
13.84	22.14	551,378	0.54	2.20	0.56	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$49.77	$0.47	$(4.01)	$(3.54)	$(0.49)	$(2.14)	$(2.63)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)

Class C
Six Months Ended December 31, 2018 (Unaudited)	44.91	0.31	(3.60)	(3.29)	(0.42)	(2.14)	(2.56)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)

Class I
Six Months Ended December 31, 2018 (Unaudited)	52.41	0.54	(4.21)	(3.67)	(0.53)	(2.14)	(2.67)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	49.98	0.31	(3.93)	(3.62)	(0.47)	(2.14)	(2.61)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	52.41	0.50	(4.24)	(3.74)	(0.48)	(2.14)	(2.62)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	52.41	0.56	(4.23)	(3.67)	(0.53)	(2.14)	(2.67)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	52.74	0.61	(4.26)	(3.65)	(0.56)	(2.14)	(2.70)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	52.75	0.63	(4.27)	(3.64)	(0.57)	(2.14)	(2.71)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$43.60	(7.36)%	$438,578	0.93%	1.87%	1.06%	11%
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42

39.06	(7.58)	22,614	1.43	1.34	1.54	11
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42

46.07	(7.24)	80,431	0.68	2.04	0.79	11
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42

43.75	(7.48)	90	1.18	1.24	2.41	11
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

46.05	(7.36)	20	0.93	1.87	1.73	11
52.41	10.33	22	0.94	1.42	1.12	32

46.07	(7.24)	21	0.68	2.12	1.50	11
52.41	10.56	22	0.71	1.64	0.87	32

46.39	(7.17)	51	0.53	2.26	1.00	11
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

46.40	(7.14)	33,794	0.43	2.37	0.53	11
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$19.43	$0.10	(e)	$(0.57)	$(0.47)	$(0.10)	$—	$(0.10)
Year Ended June 30, 2018	18.24	0.18	(e)	1.15	1.33	(0.14)	—	(0.14)
Year Ended June 30, 2017	16.23	0.19	(e)	2.01	2.20	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.33	0.05	(e)	(0.56)	(0.51)	(0.07)	—	(0.07)
Year Ended June 30, 2018	18.16	0.08	(e)	1.15	1.23	(0.06)	—	(0.06)
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I
Six Months Ended December 31, 2018 (Unaudited)	19.47	0.13	(e)	(0.58)	(0.45)	(0.12)	—	(0.12)
Year Ended June 30, 2018	18.27	0.23	(e)	1.16	1.39	(0.19)	—	(0.19)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	19.50	0.14	(e)	(0.57)	(0.43)	(0.13)	—	(0.13)
Year Ended June 30, 2018	18.30	0.26	(e)	1.16	1.42	(0.22)	—	(0.22)
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	19.49	0.16	(e)	(0.57)	(0.41)	(0.14)	—	(0.14)
Year Ended June 30, 2018	18.29	0.27	(e)	1.16	1.43	(0.23)	—	(0.23)
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.86	(2.41)%	$237,105	0.85%		0.99%		0.86%		22%
19.43	7.33	277,898	0.84		0.92		0.87		44
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

18.75	(2.62)	114,693	1.35		0.54		1.37		22
19.33	6.79	81,030	1.34		0.42		1.38		44
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

18.90	(2.32)	2,738,488	0.60		1.29		0.61		22
19.47	7.63	1,947,444	0.59		1.17		0.62		44
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

18.94	(2.20)	104	0.41		1.43		0.70		22
19.50	7.81	123	0.39		1.37		0.67		44
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

18.94	(2.13)	249,466	0.35		1.58		0.37		22
19.49	7.87	121,897	0.34		1.42		0.42		44
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$42.44	$(0.05)	$(4.45)	$(4.50)	$—	$(5.28)	$(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)	6.58	6.48	—	—	—

Class C
Six Months Ended December 31, 2018 (Unaudited)	34.20	(0.12)	(3.52)	(3.64)	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)	5.76	5.54	—	—	—

Class I
Six Months Ended December 31, 2018 (Unaudited)	42.86	— (f)	(4.50)	(4.50)	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)	6.58	6.53	—	—	—

Class R2
Six Months Ended December 31, 2018 (Unaudited)	41.17	(0.10)	(4.30)	(4.40)	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)	6.51	6.33	—	—	—

Class R3
Six Months Ended December 31, 2018 (Unaudited)	42.64	(0.04)	(4.48)	(4.52)	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	42.85	— (f)	(4.50)	(4.50)	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	43.65	0.04	(4.59)	(4.55)	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	6.62	6.63	—	—	—

Class R6
Six Months Ended December 31, 2018 (Unaudited)	43.95	0.06	(4.63)	(4.57)	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02	6.63	6.65	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.66	(11.33)%	$2,030,387	0.94%	(0.24)%	1.10%	27%
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19
32.49	24.91	5,044,428	1.10	(0.34)	1.19	39

25.28	(11.55)	447,111	1.44	(0.74)	1.60	27
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19
28.33	24.31	523,972	1.59	(0.85)	1.69	39

33.08	(11.22)	3,765,015	0.69	0.02	0.84	27
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19
32.52	25.13	5,037,737	0.93	(0.18)	0.94	39

31.49	(11.44)	133,048	1.19	(0.48)	1.35	27
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19
32.07	24.59	222,421	1.35	(0.60)	1.44	39

32.84	(11.33)	16,757	0.94	(0.19)	1.10	27
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

33.07	(11.22)	5,974	0.69	0.02	0.84	27
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

33.82	(11.13)	690,027	0.54	0.16	0.69	27
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19
32.75	25.38	1,400,112	0.73	0.02	0.74	39

34.07	(11.10)	5,444,975	0.44	0.27	0.59	27
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19
32.80	25.43	2,709,590	0.68	0.07	0.69	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$15.11	$0.09	$(1.86)	$(1.77)	$(0.09)	$(0.91)	$(1.00)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)

Class C
Six Months Ended December 31, 2018 (Unaudited)	14.51	0.05	(1.77)	(1.72)	(0.07)	(0.91)	(0.98)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)

Class I
Six Months Ended December 31, 2018 (Unaudited)	14.85	0.11	(1.82)	(1.71)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	14.99	0.07	(1.84)	(1.77)	(0.08)	(0.91)	(0.99)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)

Class R3
October 1, 2018 (f) through December 31, 2018 (Unaudited)	15.63	0.05	(2.60)	(2.55)	(0.05)	(0.91)	(0.96)

Class R4
October 1, 2018 (f) through December 31, 2018 (Unaudited)	15.90	0.05	(2.63)	(2.58)	(0.06)	(0.91)	(0.97)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	14.99	0.12	(1.84)	(1.72)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	14.90	0.13	(1.83)	(1.70)	(0.12)	(0.91)	(1.03)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.34	(12.07)%	$172,613	0.93%	1.18%	1.03%	77%
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168

11.81	(12.22)	56,755	1.44	0.69	1.52	77
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168

12.12	(11.93)	297,290	0.69	1.43	0.76	77
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168

12.23	(12.16)	18,570	1.19	0.96	1.28	77
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168

12.12	(16.61)	17	0.94	1.39	1.01	77

12.35	(16.56)	11,126	0.68	1.70	0.77	77

12.25	(11.83)	25,675	0.54	1.61	0.62	77
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168

12.17	(11.81)	815,022	0.44	1.68	0.51	77
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$16.48	$0.06	(e)	$(1.25)	$(1.19)	$(0.08)	$(1.79)	$(1.87)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)

Class C
Six Months Ended December 31, 2018 (Unaudited)	15.99	0.02	(e)	(1.21)	(1.19)	(0.05)	(1.79)	(1.84)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)

Class I
Six Months Ended December 31, 2018 (Unaudited)	16.51	0.08	(e)	(1.25)	(1.17)	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)

Class L
Six Months Ended December 31, 2018 (Unaudited)	16.53	0.09	(e)	(1.25)	(1.16)	(0.10)	(1.79)	(1.89)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	16.34	0.04	(e)	(1.25)	(1.21)	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	16.43	0.06	(e)	(1.25)	(1.19)	(0.08)	(1.79)	(1.87)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	16.50	0.09	(e)	(1.27)	(1.18)	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	16.54	0.10	(e)	(1.26)	(1.16)	(0.10)	(1.79)	(1.89)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	16.56	0.10	(e)	(1.26)	(1.16)	(0.10)	(1.79)	(1.89)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.42	(7.90)%	$1,105,083	0.94%	0.73%	1.00%	48%
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73

12.96	(8.09)	263,338	1.44	0.23	1.50	48
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73

13.46	(7.74)	1,346,955	0.69	0.99	0.75	48
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73

13.48	(7.69)	1,452,696	0.55	1.13	0.60	48
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73

13.28	(8.04)	225,147	1.19	0.48	1.25	48
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73

13.37	(7.91)	82,746	0.94	0.74	1.00	48
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

13.44	(7.81)	15,006	0.69	1.06	0.76	48
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

13.49	(7.68)	802,299	0.54	1.13	0.60	48
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73

13.51	(7.65)	7,138,275	0.44	1.23	0.50	48
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$28.37	$0.18	$(2.08)	$(1.90)	$(0.20)	$(2.93)	$—	$(3.13)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)

Class I
Six Months Ended December 31, 2018 (Unaudited)	28.61	0.22	(2.09)	(1.87)	(0.23)	(2.93)	—	(3.16)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)

Class L
Six Months Ended December 31, 2018 (Unaudited)	28.57	0.22	(2.09)	(1.87)	(0.23)	(2.93)	—	(3.16)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	28.57	0.23	(2.08)	(1.85)	(0.24)	(2.93)	—	(3.17)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.34	(7.29)%	$205,826	0.60%	1.26%	0.86%	22%
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113

23.58	(7.14)	209,914	0.35	1.51	0.60	22
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113

23.54	(7.15)	395,612	0.35	1.51	0.45	22
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113

23.55	(7.09)	4,869,657	0.25	1.61	0.35	22
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6*	JPM I	Non-Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3**, Class R4**, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L^, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A^^, Class I, Class L^ and Class R6	JPM I	Diversified

*	Class R6 commenced operations on October 1, 2018 for Equity Focus Fund.
**	Class R3 and Class R4 commenced operations on October 1, 2018 for Large Cap Value Fund.
^	Effective December 1, 2016, Class L is publicly offered on a limited basis for U.S. Equity Fund and U.S. Research Enhanced Equity Fund.
^^	Class A Shares are publicly offered on a limited basis for U.S. Research Enhanced Equity Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund (“Dynamic Growth Fund”) in a reorganization on October 27, 2017. Please refer to Note 9 discussing the merger.

Class L Shares for the U.S. Equity fund and U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,250	$—	$—	$103,250

Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,103,105	$—	$—	$18,103,105

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,486	$—		$—	$573,486

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,552,896	$—		$—	$3,552,896

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(260)	$—		$—	$(260)
Options Written (a)
Call Option Written	(77,608)	—		—	(77,608)
Put Option Written	(12,981)	—		—	(12,981)

Total Depreciation in Other Financial Instruments	$(90,849)	$—		$—	$(90,849)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,843,233	$—		$—	$12,843,233

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,409,406	$—	(c)	$—	$1,409,406

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$12,496,033	$—	(c)	$—	$12,496,033

Appreciation in Other Financial Instruments
Futures Contracts (a)	$655	$—		$—	$655

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,682,224	$—		$—	$5,682,224

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,481)	$—		$—	$(1,481)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers among any levels during the six months ended December 31, 2018.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$42,071	$68,269	$52,035
Ending Notional Balance Long	113,386	44,679	62,450

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2018:

Exchange-Traded Options:
Average Number of Contracts Purchased	10,505
Average Number of Contracts Written	21,010
Ending Number of Contracts Purchased	13,736
Ending Number of Contracts Written	27,472

D. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Equity Focus Fund	$2
Large Cap Growth Fund	1,046
Large Cap Value Fund	62
U.S. Equity Fund	178

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Equity Focus Fund	$258	$258	$258
Large Cap Growth Fund	321,421	327,574	327,574
Large Cap Value Fund	16,076	16,408	16,408
U.S. Equity Fund	63,241	63,960	63,960

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Equity Focus Fund	$258	$(258)	$—
Large Cap Growth Fund	321,421	(321,421)	—
Large Cap Value Fund	16,076	(16,076)	—
U.S. Equity Fund	63,241	(63,241)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Large Cap Growth Fund	10
Large Cap Value Fund	1
U.S. Equity Fund	2

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Income Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the period ended December 31, 2018.

E. Investment Transactions with Affiliates —The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Equity Focus Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$4,364	$4,106	$—	$—	$258	258	$2	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	10,204	37,701	46,330	—	—	1,575	1,575	72		—

Total	$10,204	$42,065	$50,436	$—	$—	$1,833		$74		$—

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Equity Income Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$608,619	$2,068,860	$2,057,892	$—	$—	$619,587	619,587	$5,923	$—

Growth and Income Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$27,866	$61,923	$75,470	$—	$—	$14,319	14,319	$205	$—

Hedged Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$92,778	$1,059,648	$1,006,732	$—	$—	$145,694	145,694	$702	$—

Large Cap Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$534,500	$259,000	$—	$—	$275,500	275,528	$805	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	294,410	242,336	—	—	52,074	52,074	241	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	255,806	1,800,748	1,997,437	—	—	59,117	59,117	2,858		—

Total	$255,806	$2,629,658	$2,498,773	$—	$—	$386,691		$3,904		$—

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Large Cap Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$44,000	$39,000	$—	$—	$5,000	5,001	$41	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	40,554	29,146	—	—	11,408	11,408	22	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	90,740	511,882	546,449	—	—	56,173	56,173	353		—

Total	$90,740	$596,436	$614,595	$—	$—	$72,581		$416		$—

U.S. Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$155,000	$100,000	$—	$—	$55,000	55,006	$130	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	89,889	80,929	—	—	8,960	8,960	48	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	152,987	1,597,078	1,652,810	—	—	97,255	97,255	1,298		—

Total	$152,987	$1,841,967	$1,833,739	$—	$—	$161,215		$1,476		$—

U.S. Research Enhanced Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$106,088	$354,235	$400,269	$—	$—	$60,054	60,054	$463	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$2	n/a	n/a	n/a		n/a		n/a		n/a		$3
Equity Income Fund
Transfer agency fees	162	35		37	n/a	$6	$1		$—	(a)	$8		$42		291
Growth and Income Fund
Transfer agency fees	81	2		3	n/a	1	—	(a)	—	(a)	—	(a)	—	(a)	87
Hedged Equity Fund
Transfer agency fees	4	3		14	n/a	n/a	n/a		n/a		—	(a)	5		26
Large Cap Growth Fund
Transfer agency fees	127	11		29	n/a	5	—	(a)	—	(a)	7		29		208
Large Cap Value Fund
Transfer agency fees	26	2		3	n/a	2	n/a		n/a		2		9		44
U.S. Equity Fund
Transfer agency fees	48	7		18	$71	3	1		1		6		41		196
U.S. Research Enhanced Equity Fund
Transfer agency fees	15	n/a		4	6	n/a	n/a		n/a		n/a		24		49

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund and Large Cap Growth Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Research Enhanced Equity Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$—
Equity Income Fund	322	—	(a)
Growth and Income Fund	17	—	(a)
Hedged Equity Fund	51	1
Large Cap Growth Fund	179	—	(a)
Large Cap Value Fund	9	—	(a)
U.S. Equity Fund	49	—	(a)
U.S. Research Enhanced Equity Fund	1	—

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5		Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a		0.60%
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%		0.54
Growth and Income Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	*	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
U.S. Equity Fund	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54		0.44
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a		0.25

*	Effective November 1, 2018, the contractual expense limitation increased from 0.40% to 0.45% for Class R5 Shares of the Hedged Equity Fund and will be in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$125	$80	$3	$208	$—
Equity Income Fund	25	—	33	58	—
Growth and Income Fund	169	113	84	366	1
Hedged Equity Fund	87	58	11	156	4
Large Cap Growth Fund	6,639	4,410	166	11,215	19
Large Cap Value Fund	351	232	42	625	5
U.S. Equity Fund	2,434	1,609	83	4,126	41
U.S. Research Enhanced Equity Fund	1,894	1,263	409	3,566	24

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 were as follows (amounts in thousands):

Equity Focus Fund	$9
Equity Income Fund	651
Growth and Income Fund	24
Hedged Equity Fund	67
Large Cap Growth Fund	331
Large Cap Value Fund	40
U.S. Equity Fund	152
U.S. Research Enhanced Equity Fund	60

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Hedged Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Focus Fund	$39,612	$170,630
Equity Income Fund	3,797,658	1,992,550
Growth and Income Fund	92,689	65,542
Hedged Equity Fund	1,816,468	622,481
Large Cap Growth Fund	3,787,717	3,795,309
Large Cap Value Fund	1,263,469	1,355,661
U.S. Equity Fund	7,045,352	8,515,350
U.S. Research Enhanced Equity Fund	1,464,177	2,035,283

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$83,446	$22,672	$2,868	$19,804
Equity Income Fund	14,960,344	3,529,515	386,754	3,142,761
Growth and Income Fund	435,792	155,092	17,398	137,694
Hedged Equity Fund	3,525,549	163,729	227,231	(63,502)
Large Cap Growth Fund	8,427,539	4,591,837	176,143	4,415,694
Large Cap Value Fund	1,499,488	54,715	144,797	(90,082)
U.S. Equity Fund	10,102,955	3,011,074	617,341	2,393,733
U.S. Research Enhanced Equity Fund	4,557,162	1,397,424	273,843	1,123,581

As of June 30, 2018, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Hedged Equity Fund	$15,829	$25,716

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility for the six months ended December 31, 2018, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$2,513	2.93%	3	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2018 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$114,500	3.38%	1	$11

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	3	87.6%	—	—
Equity Income Fund	4	13.5	10	13.0%
Growth and Income Fund	4	20.0	1	10.4
Hedged Equity Fund	—	—	6	36.6
Large Cap Growth Fund	—	—	6	17.5

As of December 31, JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	35.5%	n/a
U.S. Equity Fund	n/a	23.6%
U.S. Research Enhanced Equity Fund	n/a	65.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60
Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to the reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2018, are as follows:

Net investment income (loss)	$345
Net realized/unrealized gains (losses)	3,304,329

Change in net assets resulting from operations	$3,304,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018 and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$923.40	$5.28	1.09%
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class C
Actual*	1,000.00	921.10	7.70	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59
Class I
Actual*	1,000.00	924.70	4.08	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual**	1,000.00	860.30	1.37	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	963.20	4.95	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	961.00	7.36	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class I
Actual*	1,000.00	964.50	3.66	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual*	1,000.00	961.90	6.18	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R3
Actual*	1,000.00	963.20	4.90	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$964.50	$3.66	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R5
Actual*	1,000.00	965.30	2.87	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R6
Actual*	1,000.00	965.70	2.43	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

JPMorgan Growth and Income Fund
Class A
Actual*	1,000.00	926.40	4.52	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	924.20	6.94	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	927.60	3.30	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R2
Actual*	1,000.00	925.20	5.73	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	926.40	4.52	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	927.60	3.30	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	928.30	2.58	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53
Class R6
Actual*	1,000.00	928.60	2.09	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	975.90	4.23	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class C
Actual*	1,000.00	973.80	6.72	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class I
Actual*	1,000.00	976.80	2.99	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R5
Actual*	1,000.00	978.00	2.04	0.41
Hypothetical*	1,000.00	1,023.14	2.09	0.41
Class R6
Actual*	1,000.00	978.70	1.75	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund
Class A
Actual*	$1,000.00	$886.70	$4.47	0.94%
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	884.50	6.84	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	887.80	3.28	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	885.60	5.66	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual*	1,000.00	886.70	4.47	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	887.80	3.28	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	888.70	2.57	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	889.00	2.09	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual*	1,000.00	879.30	4.41	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	877.80	6.82	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	880.70	3.27	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	878.40	5.63	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual**	1,000.00	833.90	2.15	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual**	1,000.00	834.40	1.55	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	881.70	2.56	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	881.90	2.09	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Equity Fund
Class A
Actual*	$1,000.00	$921.00	$4.55	0.94%
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	919.10	6.97	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	922.60	3.34	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class L
Actual*	1,000.00	923.10	2.67	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class R2
Actual*	1,000.00	919.60	5.76	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual*	1,000.00	920.90	4.55	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	921.90	3.34	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	923.20	2.62	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	923.50	2.13	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	927.10	2.91	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	928.60	1.70	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class L
Actual*	1,000.00	928.50	1.70	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	929.10	1.22	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon both the Peer Group and Universe, for the one- three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one- three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, third and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second quintile based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the second and third quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one- and three-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the first, second and second quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, third and third quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon both the Peer Group and Universe for each of the one, three, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, third and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, fifth and third quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the third and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that total actual expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and

Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	101

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-LCE-1218

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2018 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned -6.85% and the Russell Midcap Index returned -11.14%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(10.96)%
Russell 3000 Growth Index	(8.90)%

Net Assets as of 12/31/2018 (In Thousands)	$7,769,612

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Electronic Arts Inc., Nvidia Corp. and East West Bancorp Inc. Shares of Electronic Arts, a maker of digital interactive games and entertainment, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game. The Fund eliminated its position in the stock during the reporting period. Shares of Nvidia, a semiconductor manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of East West Bancorp, a Chinese-American bank, fell amid investor concerns about U.S.-China trade tariffs and a weaker outlook for bank profit margins.

Leading individual contributors to relative performance included the Fund’s overweight positions Lennox International Inc., UnitedHealth Group Inc. and Waste Connections Inc. Shares of Lennox International, a provider of heating, ventilation and air conditioning systems, rose after the company raised its forecast for 2019 earnings. Shares of UnitedHealth Group, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018. Shares of Waste Connections, a provider of solid waste collection, transfer and disposal services not held in the Benchmark, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	5.6
3.	Alphabet, Inc., Class C	5.5
4.	Apple, Inc.	5.0
5.	UnitedHealth Group, Inc.	3.9
6.	Waste Connections, Inc.	2.8
7.	Mastercard, Inc., Class A	2.4
8.	Visa, Inc., Class A	2.3
9.	Boeing Co. (The)	2.0
10.	salesforce.com, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.9%
Health Care	15.9
Consumer Discretionary	12.9
Industrials	12.9
Communication Services	9.3
Financials	6.9
Materials	2.3
Investment of cash collateral from securities loaned	1.7
Energy	1.5
Real Estate	0.8
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		(15.62)%	(6.80)%	8.65%	15.21%
Without Sales Charge		(10.96)	(1.63)	9.83	15.83
CLASS C SHARES	May 1, 2006
With CDSC***		(12.18)	(3.14)	9.28	15.24
Without CDSC		(11.18)	(2.14)	9.28	15.24
CLASS I SHARES	May 1, 2006	(10.82)	(1.39)	10.05	16.07
CLASS R2 SHARES	July 31, 2017	(11.07)	(1.89)	9.55	15.55
CLASS R3 SHARES	May 31, 2017	(10.95)	(1.63)	9.84	15.85
CLASS R4 SHARES	May 31, 2017	(10.82)	(1.34)	10.09	16.13
CLASS R5 SHARES	January 8, 2009	(10.77)	(1.22)	10.24	16.29
CLASS R6 SHARES	December 23, 2013	(10.71)	(1.12)	10.36	16.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2008 to

December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(10.90)%
Russell Midcap Index	(11.14)%

Net Assets as of 12/31/2018 (In Thousands)	$2,417,474

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the energy sector and the materials & processing sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., O’Reilly Automotive Inc. and Red Hat Inc. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of O’Reilly Automotive, an automotive parts retailer, rose amid a healthy environment for the auto parts sector and investor expectations that the company will perform well in the later stages of the economic expansion. Shares of Red Hat, a provider of open source software, rose after IBM Corp. agreed to acquire the company for an estimated $34 billion.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Inc., Mohawk Industries Inc. and Electronic Arts Inc. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid a slump in the U.S. housing sector. Shares of Electronic Arts, a maker of digital interactive games and entertainment not held in the Benchmark, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	1.4%
2.	Hilton Worldwide Holdings, Inc.	1.4
3.	Ross Stores, Inc.	1.3
4.	O’Reilly Automotive, Inc.	1.3
5.	Ball Corp.	1.3
6.	Amphenol Corp., Class A	1.3
7.	ServiceNow, Inc.	1.2
8.	CBRE Group, Inc., Class A	1.1
9.	CMS Energy Corp.	1.0
10.	Global Payments, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Consumer Discretionary	14.9
Financials	14.0
Health Care	12.3
Industrials	11.3
Real Estate	6.5
Utilities	4.9
Materials	4.3
Energy	3.5
Consumer Staples	2.7
Communication Services	2.0
Investment of cash collateral from securities loaned	1.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		(15.69)%	(13.32)%	4.71%	12.59%
Without Sales Charge		(11.01)	(8.51)	5.85	13.20
CLASS C SHARES	November 2, 2009
With CDSC***		(12.21)	(9.96)	5.33	12.69
Without CDSC		(11.21)	(8.96)	5.33	12.69
CLASS I SHARES	January 1, 1997	(10.90)	(8.29)	6.19	13.55
CLASS R2 SHARES	March 14, 2014	(11.11)	(8.73)	5.60	13.07
CLASS R5 SHARES	March 14, 2014	(10.82)	(8.13)	6.31	13.61
CLASS R6 SHARES	March 14, 2014	(10.77)	(8.04)	6.38	13.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(10.54)%
Russell Midcap Growth Index	(9.63)%

Net Assets as of 12/31/2018 (In Thousands)	$3,526,662

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the technology sector and its lack of a position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and financial services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Electronic Arts Inc. and Red Rock Resorts Inc. and its underweight position in Advanced Micro Devices Inc. Shares of Electronic Arts, a maker of digital interactive games and entertainment not held in the Benchmark, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game. The Fund eliminated its holdings of Electronic Arts during the reporting period. Shares of Red Rock Resorts, a casino and entertainment properties operator not held in the Benchmark, fell amid higher-than-expected construction costs at its Palms project and general industry weakness in per-room revenue. Shares of Advanced Micro Devices, a maker of semiconductors, rose after the company reported better-than-expected results for the third quarter of 2018 and shifted production to smaller, faster processing units.

Leading individual contributors to relative performance included the Fund’s overweight positions in O’Reilly Automotive Inc., DexCom Inc. and Red Hat Inc. Shares of O’Reilly Automotive, an automotive parts retailer, rose amid a healthy environment for the auto parts sector and investor expectations that the company will perform well in the later stages of the economic expansion. Shares of DexCom, a medical device maker, rose after the company reported better-than-expected revenue and strong demand for its blood glucose monitoring devices. Shares of Red Hat, a provider of open source software, rose after IBM Corp. agreed to acquire the company for an estimated $34 billion.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	2.7%
2.	Ross Stores, Inc.	2.7
3.	O’Reilly Automotive, Inc.	2.6
4.	ServiceNow, Inc.	2.4
5.	Global Payments, Inc.	1.9
6.	Lennox International, Inc.	1.7
7.	Red Hat, Inc.	1.6
8.	Palo Alto Networks, Inc.	1.6
9.	Fiserv, Inc.	1.5
10.	GoDaddy, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.1%
Health Care	17.7
Consumer Discretionary	16.4
Industrials	15.0
Financials	6.7
Investment of cash collateral from securities loaned	3.6
Materials	3.6
Communication Services	2.4
Energy	1.1
Real Estate	1.0
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(15.38)%	(10.40)%	5.55%	13.69%
Without Sales Charge		(10.69)	(5.44)	6.69	14.30
CLASS C SHARES	November 4, 1997
With CDSC***		(11.90)	(6.92)	6.17	13.72
Without CDSC		(10.90)	(5.92)	6.17	13.72
CLASS I SHARES	March 2, 1989	(10.54)	(5.16)	7.03	14.65
CLASS R2 SHARES	June 19, 2009	(10.80)	(5.70)	6.49	14.10
CLASS R3 SHARES	September 9, 2016	(10.66)	(5.43)	6.70	14.30
CLASS R4 SHARES	September 9, 2016	(10.55)	(5.20)	6.97	14.59
CLASS R5 SHARES	November 1, 2011	(10.48)	(5.02)	7.17	14.77
CLASS R6 SHARES	November 1, 2011	(10.46)	(4.97)	7.23	14.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(11.50)%
Russell Midcap Value Index	(12.15)%

Net Assets as of 12/31/2018 (In Thousands)	$15,024,150

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the energy and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp. and AutoZone Inc. and an underweight position in Western Digital Co. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter. Shares of Western Digital, a maker of data storage devices not held in the Fund, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter.

Leading individual detractors from relative performance included the Fund’s overweight positions EQT Corp., Mohawk Industries Inc. and PVH Corp. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid a slump in the U.S. housing sector. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CMS Energy Corp.	2.1%
2.	WEC Energy Group, Inc.	2.0
3.	Xcel Energy, Inc.	2.0
4.	Diamondback Energy, Inc.	1.9
5.	Loews Corp.	1.9
6.	M&T Bank Corp.	1.8
7.	Ball Corp.	1.7
8.	Williams Cos., Inc. (The)	1.7
9.	AutoZone, Inc.	1.5
10.	T. Rowe Price Group, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.9%
Consumer Discretionary	13.4
Real Estate	11.8
Utilities	9.9
Information Technology	7.8
Industrials	7.6
Health Care	6.8
Energy	6.0
Consumer Staples	5.5
Materials	5.0
Communication Services	1.7
Investment of cash collateral from securities loaned	0.7
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(16.34)%	(16.70)%	3.66%	11.51%
Without Sales Charge		(11.71)	(12.09)	4.79	12.11
CLASS C SHARES	April 30, 2001
With CDSC***		(12.93)	(13.51)	4.26	11.55
Without CDSC		(11.93)	(12.51)	4.26	11.55
CLASS I SHARES	October 31, 2001	(11.60)	(11.86)	5.04	12.39
CLASS L SHARES	November 13, 1997	(11.50)	(11.65)	5.30	12.67
CLASS R2 SHARES	November 3, 2008	(11.83)	(12.32)	4.51	11.82
CLASS R3 SHARES	September 9, 2016	(11.71)	(12.09)	4.79	12.11
CLASS R4 SHARES	September 9, 2016	(11.60)	(11.84)	5.04	12.39
CLASS R5 SHARES	September 9, 2016	(11.53)	(11.73)	5.25	12.64
CLASS R6 SHARES	September 9, 2016	(11.50)	(11.66)	5.29	12.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(8.03)%
Russell 3000 Value Index	(7.51)%

Net Assets as of 12/31/2018 (In Thousands)	$9,877,347

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials and communications services sectors was a leading detractor from relative performance, while the Fund’s security selection in the energy and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Capital One Financial Corp., Dish Network Corp. and EQT Corp. Shares of Capital One Financial, a credit card and financial services provider, fell after the company reported third quarter 2018 revenue in line with analysts’ estimates. Shares of Dish Network, a subscription television service, fell after the company reported lower-than-expected revenue and a decline in subscriptions for the third quarter of 2018. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight position in Ball Corp. and its underweight positions in General Electric Co. and Schlumberger Ltd. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of Schlumberger, an oilfield services company not held in the Fund, fell as petroleum prices declined toward the end of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Pfizer, Inc.	3.1
3.	Wells Fargo & Co.	2.7
4.	Merck & Co., Inc.	2.1
5.	Capital One Financial Corp.	1.9
6.	Loews Corp.	1.8
7.	Johnson & Johnson	1.7
8.	PNC Financial Services Group, Inc. (The)	1.7
9.	Verizon Communications, Inc.	1.7
10.	Ball Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.0%
Health Care	10.1
Energy	8.5
Consumer Discretionary	7.8
Real Estate	7.4
Information Technology	6.8
Industrials	6.7
Consumer Staples	5.8
Utilities	5.7
Communication Services	5.6
Materials	4.9
Investment of cash collateral from securities loaned	0.8
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		(13.06)%	(14.18)%	4.17%	12.11%
Without Sales Charge		(8.24)	(9.42)	5.30	12.71
CLASS C SHARES	February 28, 2005
With CDSC***		(9.45)	(10.86)	4.77	12.14
Without CDSC		(8.45)	(9.86)	4.77	12.14
CLASS I SHARES	February 28, 2005	(8.12)	(9.19)	5.56	12.99
CLASS L SHARES	February 28, 2005	(8.03)	(9.05)	5.80	13.27
CLASS R2 SHARES	July 31, 2017	(8.34)	(9.64)	5.03	12.43
CLASS R3 SHARES	September 9, 2016	(8.25)	(9.41)	5.29	12.71
CLASS R4 SHARES	September 9, 2016	(8.13)	(9.18)	5.56	12.99
CLASS R5 SHARES	September 9, 2016	(8.06)	(9.06)	5.78	13.26
CLASS R6 SHARES	September 9, 2016	(7.99)	(8.97)	5.83	13.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2008 to

December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 2.0%

Boeing Co. (The)	479	154,510

Airlines — 0.6%

Delta Air Lines, Inc.	996	49,715

Automobiles — 1.0%

Tesla, Inc. * (a)	243	80,837

Banks — 1.6%

East West Bancorp, Inc.	1,629	70,902

First Republic Bank	604	52,487

		123,389

Biotechnology — 3.9%

Biogen, Inc. *	129	38,939

Exact Sciences Corp. * (a)	925	58,336

Exelixis, Inc. *	2,510	49,370

Intercept Pharmaceuticals, Inc. *	390	39,308

Sage Therapeutics, Inc. *	199	19,033

Spark Therapeutics, Inc. * (a)	565	22,130

Vertex Pharmaceuticals, Inc. *	464	76,823

		303,939

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	908	34,510

Lennox International, Inc.	531	116,127

		150,637

Capital Markets — 4.1%

BlackRock, Inc.	132	51,656

Charles Schwab Corp. (The)	2,279	94,651

Nasdaq, Inc.	978	79,804

S&P Global, Inc.	531	90,187

		316,298

Commercial Services & Supplies — 3.8%

Copart, Inc. *	1,531	73,156

Waste Connections, Inc. (a)	2,994	222,286

		295,442

Communications Equipment — 1.7%

Arista Networks, Inc. *	257	54,182

Palo Alto Networks, Inc. *	398	75,039

		129,221

Construction Materials — 0.7%

Vulcan Materials Co.	561	55,417

Containers & Packaging — 1.6%

Avery Dennison Corp.	790	71,002

Ball Corp.	1,202	55,286

		126,288

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.6%

LKQ Corp. *	2,096	49,726

Electronic Equipment, Instruments & Components — 2.4%

Amphenol Corp., Class A	723	58,586

Corning, Inc.	2,359	71,250

Zebra Technologies Corp., Class A *	335	53,358

		183,194

Entertainment — 3.1%

Netflix, Inc. *	464	124,221

Spotify Technology SA *	515	58,452

Take-Two Interactive Software, Inc. *	591	60,791

		243,464

Health Care Equipment & Supplies — 1.9%

DexCom, Inc. *	543	65,087

Intuitive Surgical, Inc. *	167	80,028

		145,115

Health Care Providers & Services — 5.2%

Acadia Healthcare Co., Inc. * (a)	1,309	33,642

Centene Corp. *	517	59,633

UnitedHealth Group, Inc.	1,254	312,471

		405,746

Health Care Technology — 2.1%

Evolent Health, Inc., Class A * (a)	2,175	43,391

Teladoc Health, Inc. * (a)	1,132	56,113

Veeva Systems, Inc., Class A *	720	64,302

		163,806

Hotels, Restaurants & Leisure — 0.8%

Hilton Worldwide Holdings, Inc.	876	62,878

Insurance — 1.3%

Progressive Corp. (The)	1,720	103,786

Interactive Media & Services — 6.4%

Alphabet, Inc., Class C *	419	433,408

Facebook, Inc., Class A *	468	61,298

		494,706

Internet & Direct Marketing Retail — 6.1%

Amazon.com, Inc. *	295	442,631

Wayfair, Inc., Class A * (a)	364	32,753

		475,384

IT Services — 9.7%

Global Payments, Inc.	1,088	112,216

GoDaddy, Inc., Class A *	1,397	91,684

Mastercard, Inc., Class A	1,014	191,197

PayPal Holdings, Inc. *	1,291	108,552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Square, Inc., Class A *	254	14,219

Visa, Inc., Class A	1,391	183,541

Worldpay, Inc. *	658	50,314

		751,723

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	308	92,259

Machinery — 3.4%

Deere & Co.	333	49,599

Nordson Corp.	344	41,092

Oshkosh Corp.	724	44,376

Parker-Hannifin Corp.	456	67,933

Stanley Black & Decker, Inc.	525	62,840

		265,840

Oil, Gas & Consumable Fuels — 1.5%

Concho Resources, Inc. *	595	61,170

EOG Resources, Inc.	679	59,233

		120,403

Pharmaceuticals — 1.9%

Catalent, Inc. *	1,327	41,370

Jazz Pharmaceuticals plc *	493	61,050

Revance Therapeutics, Inc. * (a)	1,079	21,712

TherapeuticsMD, Inc. *	5,626	21,437

		145,569

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,700	68,056

Road & Rail — 0.6%

Old Dominion Freight Line, Inc. (a)	388	47,920

Semiconductors & Semiconductor Equipment — 2.5%

Applied Materials, Inc.	1,811	59,299

NVIDIA Corp.	609	81,301

Xilinx, Inc.	607	51,724

		192,324

Software — 14.3%

Adobe, Inc. *	329	74,501

DocuSign, Inc. * (a)	758	30,369

Fair Isaac Corp. *	270	50,565

Intuit, Inc.	451	88,779

Microsoft Corp.	4,550	462,133

Red Hat, Inc. *	194	34,109

SailPoint Technologies Holding, Inc. * (a)	1,746	41,007

salesforce.com, Inc. *	1,101	150,859

ServiceNow, Inc. *	605	107,791

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Splunk, Inc. *	684	71,749

		1,111,862

Specialty Retail — 3.6%

O’Reilly Automotive, Inc. *	233	80,091

Ross Stores, Inc.	1,592	132,479

Tractor Supply Co.	815	67,962

		280,532

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	2,492	393,017

Textiles, Apparel & Luxury Goods — 1.0%

Lululemon Athletica, Inc. *	609	74,012

Trading Companies & Distributors — 0.7%

WW Grainger, Inc. (a)	205	57,911

Total Common Stocks (Cost $5,371,661)		7,714,926

Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $67,534)	67,534	67,534

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	112,011	112,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	26,088	26,088

Total Investment of Cash Collateral from Securities Loaned (Cost $138,088)		138,088

Total Investments — 101.9% (Cost $5,577,283)		7,920,548
Liabilities in Excess of Other Assets — (1.9%)		(150,936)

NET ASSETS — 100.0%		7,769,612

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $135,257,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(C)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 0.8%

Curtiss-Wright Corp.	56	5,678

HEICO Corp., Class A	213	13,445

		19,123

Auto Components — 0.9%

Aptiv plc	209	12,868

BorgWarner, Inc.	247	8,579

		21,447

Automobiles — 0.3%

Tesla, Inc. * (a)	24	7,887

Banks — 4.8%

Citizens Financial Group, Inc.	377	11,197

Comerica, Inc.	82	5,654

East West Bancorp, Inc.	260	11,325

Fifth Third Bancorp	692	16,272

First Republic Bank	226	19,638

Huntington Bancshares, Inc.	754	8,988

M&T Bank Corp.	149	21,349

SunTrust Banks, Inc.	340	17,128

Zions Bancorp	110	4,494

		116,045

Beverages — 0.8%

Constellation Brands, Inc., Class A	59	9,512

Keurig Dr Pepper, Inc.	194	4,976

Molson Coors Brewing Co., Class B	98	5,531

		20,019

Biotechnology — 2.6%

Agios Pharmaceuticals, Inc. * (a)	109	5,040

Alnylam Pharmaceuticals, Inc. * (a)	48	3,485

BioMarin Pharmaceutical, Inc. *	85	7,263

Exact Sciences Corp. *	182	11,465

Exelixis, Inc. *	569	11,184

Intercept Pharmaceuticals, Inc. *	55	5,533

Moderna, Inc. * (a)	217	3,306

Sage Therapeutics, Inc. * (a)	55	5,278

Spark Therapeutics, Inc. *	91	3,570

Vertex Pharmaceuticals, Inc. *	46	7,557

		63,681

Building Products — 1.4%

Fortune Brands Home & Security, Inc.	355	13,469

Lennox International, Inc.	96	20,954

		34,423

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 4.5%

Ameriprise Financial, Inc.	170	17,770

Invesco Ltd.	334	5,597

Nasdaq, Inc.	177	14,430

Northern Trust Corp.	151	12,644

Raymond James Financial, Inc.	148	10,981

S&P Global, Inc.	112	19,101

T. Rowe Price Group, Inc.	183	16,924

TD Ameritrade Holding Corp.	237	11,623

		109,070

Chemicals — 0.5%

Sherwin-Williams Co. (The)	28	11,033

Commercial Services & Supplies — 2.1%

Copart, Inc. *	318	15,194

Waste Connections, Inc.	464	34,422

		49,616

Communications Equipment — 1.6%

Arista Networks, Inc. *	64	13,440

CommScope Holding Co., Inc. *	291	4,766

Palo Alto Networks, Inc. *	104	19,581

		37,787

Construction Materials — 1.1%

Martin Marietta Materials, Inc.	49	8,495

Vulcan Materials Co.	178	17,557

		26,052

Consumer Finance — 0.4%

Ally Financial, Inc.	460	10,426

Containers & Packaging — 2.9%

Avery Dennison Corp.	183	16,457

Ball Corp.	694	31,909

Silgan Holdings, Inc.	457	10,798

Westrock Co.	255	9,645

		68,809

Distributors — 0.8%

Genuine Parts Co.	92	8,857

LKQ Corp. *	428	10,161

		19,018

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	124	13,842

Electric Utilities — 1.7%

Edison International	89	5,080

Evergy, Inc.	220	12,478

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Xcel Energy, Inc.	488	24,029

		41,587

Electrical Equipment — 1.3%

Acuity Brands, Inc.	101	11,633

AMETEK, Inc.	186	12,580

Hubbell, Inc.	61	6,056

		30,269

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	381	30,893

Arrow Electronics, Inc. *	226	15,562

CDW Corp.	168	13,581

Corning, Inc.	440	13,295

Keysight Technologies, Inc. *	184	11,431

Zebra Technologies Corp., Class A *	73	11,656

		96,418

Entertainment — 1.2%

Electronic Arts, Inc. *	85	6,699

Spotify Technology SA *	85	9,659

Take-Two Interactive Software, Inc. *	127	13,022

		29,380

Equity Real Estate Investment Trusts (REITs) — 5.5%

American Campus Communities, Inc.	164	6,789

American Homes 4 Rent, Class A	332	6,596

AvalonBay Communities, Inc.	89	15,527

Boston Properties, Inc.	122	13,692

Brixmor Property Group, Inc.	594	8,726

Essex Property Trust, Inc.	37	9,105

Federal Realty Investment Trust	104	12,244

JBG SMITH Properties	139	4,851

Kimco Realty Corp.	486	7,113

Outfront Media, Inc.	444	8,054

Rayonier, Inc.	332	9,185

Regency Centers Corp.	124	7,299

Vornado Realty Trust	199	12,355

Weyerhaeuser Co.	254	5,542

WP Carey, Inc.	76	4,993

		132,071

Food & Staples Retailing — 0.4%

Kroger Co. (The)	363	9,992

Food Products — 0.8%

Conagra Brands, Inc.	437	9,336

Post Holdings, Inc. *	118	10,525

		19,861

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.5%

National Fuel Gas Co.	249	12,737

Health Care Equipment & Supplies — 2.7%

DexCom, Inc. *	143	17,107

Edwards Lifesciences Corp. *	63	9,704

Insulet Corp. * (a)	111	8,820

ResMed, Inc.	142	16,158

Zimmer Biomet Holdings, Inc.	140	14,516

		66,305

Health Care Providers & Services —4.6%

Acadia Healthcare Co., Inc. * (a)	203	5,219

AmerisourceBergen Corp.	269	19,995

Centene Corp. *	136	15,659

Cigna Corp.	82	15,612

Henry Schein, Inc. *	107	8,365

Humana, Inc.	25	7,282

Laboratory Corp. of America Holdings *	90	11,409

Universal Health Services, Inc., Class B	106	12,301

WellCare Health Plans, Inc. *	67	15,700

		111,542

Health Care Technology — 1.0%

Teladoc Health, Inc. * (a)	194	9,607

Veeva Systems, Inc., Class A *	167	14,943

		24,550

Hotels, Restaurants & Leisure — 2.1%

Hilton Worldwide Holdings, Inc.	467	33,516

Red Rock Resorts, Inc., Class A (a)	358	7,277

Vail Resorts, Inc.	41	8,728

		49,521

Household Durables — 0.8%

Mohawk Industries, Inc. *	110	12,844

Newell Brands, Inc.	397	7,371

		20,215

Household Products — 0.3%

Energizer Holdings, Inc.	145	6,539

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.	92	9,256

Insurance — 4.5%

Alleghany Corp.	13	8,318

Hartford Financial Services Group, Inc. (The)	371	16,480

Lincoln National Corp.	142	7,261

Loews Corp.	503	22,891

Marsh & McLennan Cos., Inc.	145	11,549

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Principal Financial Group, Inc.	136	5,994

Progressive Corp. (The)	396	23,909

Unum Group	166	4,888

WR Berkley Corp.	103	7,579

		108,869

Interactive Media & Services — 0.3%

Match Group, Inc.	173	7,414

Internet & Direct Marketing Retail — 1.3%

Expedia Group, Inc.	148	16,723

GrubHub, Inc. * (a)	99	7,604

Wayfair, Inc., Class A * (a)	82	7,342

		31,669

IT Services — 5.3%

Booz Allen Hamilton Holding Corp.	292	13,178

Fiserv, Inc. *	263	19,357

Gartner, Inc. *	74	9,447

Global Payments, Inc.	236	24,349

GoDaddy, Inc., Class A *	294	19,305

Jack Henry & Associates, Inc.	94	11,931

Okta, Inc. * (a)	101	6,444

Shopify, Inc., Class A (Canada) *	45	6,286

Square, Inc., Class A *	166	9,300

Worldpay, Inc. *	117	8,950

		128,547

Life Sciences Tools & Services — 0.4%

Illumina, Inc. *	35	10,432

Machinery — 3.5%

Fortive Corp.(a)	177	11,969

IDEX Corp.	88	11,062

Middleby Corp. (The) *	82	8,456

Nordson Corp.	84	10,073

Oshkosh Corp.	117	7,167

Parker-Hannifin Corp.	79	11,752

Snap-on, Inc.	101	14,650

Stanley Black & Decker, Inc.	85	10,202

		85,331

Media — 0.5%

CBS Corp. (Non-Voting), Class B	161	7,024

DISH Network Corp., Class A *	245	6,121

		13,145

Multiline Retail — 0.9%

Kohl’s Corp.	224	14,852

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — continued

Nordstrom, Inc.	171	7,989

		22,841

Multi-Utilities — 2.7%

CMS Energy Corp.	509	25,285

Sempra Energy	142	15,362

WEC Energy Group, Inc.	350	24,270

		64,917

Oil, Gas & Consumable Fuels — 3.6%

Cabot Oil & Gas Corp.	298	6,661

Concho Resources, Inc. *	134	13,784

Diamondback Energy, Inc.	249	23,103

EQT Corp.	419	7,906

Equitrans Midstream Corp. *	386	7,719

PBF Energy, Inc., Class A	223	7,294

Williams Cos., Inc. (The)	915	20,173

		86,640

Personal Products — 0.4%

Coty, Inc., Class A	655	4,299

Edgewell Personal Care Co. *	160	5,977

		10,276

Pharmaceuticals — 1.1%

Catalent, Inc. *	250	7,807

Elanco Animal Health, Inc. * (a)	132	4,159

Jazz Pharmaceuticals plc *	125	15,520

		27,486

Professional Services — 0.7%

Verisk Analytics, Inc. *	145	15,811

Real Estate Management & Development — 1.2%

CBRE Group, Inc., Class A *	646	25,882

Cushman & Wakefield plc *	222	3,217

		29,099

Road & Rail — 0.5%

Old Dominion Freight Line, Inc.	89	10,929

Semiconductors & Semiconductor Equipment — 3.0%

Advanced Micro Devices, Inc. *	445	8,215

Analog Devices, Inc.	155	13,271

Lam Research Corp.	104	14,161

Marvell Technology Group Ltd.	587	9,509

Microchip Technology, Inc. (a)	150	10,817

Xilinx, Inc.	196	16,651

		72,624

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 6.7%

Autodesk, Inc. * (a)	148	19,073

DocuSign, Inc. *	125	5,010

Fair Isaac Corp. *	52	9,687

Intuit, Inc.	49	9,547

Paycom Software, Inc. *	93	11,327

Proofpoint, Inc. *	118	9,881

Red Hat, Inc. *	115	20,163

ServiceNow, Inc. *	167	29,752

Splunk, Inc. *	160	16,765

Synopsys, Inc. *	236	19,862

Tyler Technologies, Inc. *	56	10,332

		161,399

Specialty Retail — 6.0%

AutoZone, Inc. *	21	17,631

Best Buy Co., Inc.	184	9,748

Gap, Inc. (The)	422	10,875

National Vision Holdings, Inc. *	130	3,673

O’Reilly Automotive, Inc. *	96	32,884

Ross Stores, Inc.	399	33,205

Tiffany & Co.	132	10,591

Tractor Supply Co.	211	17,614

Ulta Beauty, Inc. *	35	8,496

		144,717

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	132	16,004

PVH Corp.	113	10,491

Ralph Lauren Corp.	92	9,538

		36,033

Trading Companies & Distributors — 1.0%

MSC Industrial Direct Co., Inc., Class A	139	10,676

WW Grainger, Inc.	48	13,665

		24,341

Total Common Stocks (Cost $1,876,921)		2,381,041

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $39,324)	39,324	39,324

Investment of Cash Collateral from Securities Loaned — 2.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	40,004	40,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	7,708	7,708

Total Investment of Cash Collateral from Securities Loaned (Cost $47,708)		47,708

Total Investments — 102.1% (Cost $1,963,953)		2,468,073
Liabilities in Excess of Other Assets — (2.1%)		(50,599)

NET ASSETS — 100.0%		2,417,474

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $47,406,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 100.3%

Aerospace & Defense — 1.6%

Curtiss-Wright Corp.	164	16,717

HEICO Corp., Class A	629	39,623

		56,340

Auto Components — 1.1%

Aptiv plc	616	37,921

Automobiles — 0.7%

Tesla, Inc. * (a)	69	23,096

Banks — 1.6%

East West Bancorp, Inc.	766	33,364

First Republic Bank	285	24,775

		58,139

Biotechnology — 5.3%

Agios Pharmaceuticals, Inc. * (a)	321	14,806

Alnylam Pharmaceuticals, Inc. * (a)	141	10,273

BioMarin Pharmaceutical, Inc. *	251	21,398

Exact Sciences Corp. *	536	33,790

Exelixis, Inc. *	1,675	32,955

Intercept Pharmaceuticals, Inc. *	162	16,295

Moderna, Inc. * (a)	636	9,712

Sage Therapeutics, Inc. *	162	15,547

Spark Therapeutics, Inc. *	269	10,521

Vertex Pharmaceuticals, Inc. *	134	22,270

		187,567

Building Products — 2.3%

Fortune Brands Home & Security, Inc.	489	18,592

Lennox International, Inc.	283	61,857

		80,449

Capital Markets — 4.3%

Ameriprise Financial, Inc.	188	19,590

Nasdaq, Inc.	521	42,515

S&P Global, Inc.	330	56,136

TD Ameritrade Holding Corp.	700	34,254

		152,495

Commercial Services & Supplies — 4.1%

Copart, Inc. *	937	44,770

Waste Connections, Inc. (a)	1,361	101,083

		145,853

Communications Equipment — 2.8%

Arista Networks, Inc. *	188	39,510

Palo Alto Networks, Inc. *	306	57,695

		97,205

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.5%

Vulcan Materials Co.	523	51,718

Containers & Packaging — 2.3%

Avery Dennison Corp.	540	48,490

Ball Corp.	691	31,782

		80,272

Distributors — 0.8%

LKQ Corp. *	1,262	29,940

Diversified Consumer Services — 1.2%

Bright Horizons Family Solutions, Inc. *	366	40,780

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	675	54,692

Corning, Inc.	1,297	39,173

Zebra Technologies Corp., Class A *	216	34,362

		128,227

Entertainment — 2.5%

Electronic Arts, Inc. *	250	19,736

Spotify Technology SA *	251	28,466

Take-Two Interactive Software, Inc. *	373	38,365

		86,567

Health Care Equipment & Supplies — 4.3%

DexCom, Inc. *	421	50,400

Edwards Lifesciences Corp. *	186	28,504

Insulet Corp. * (a)	327	25,914

ResMed, Inc.	418	47,609

		152,427

Health Care Providers & Services — 3.6%

Acadia Healthcare Co., Inc. * (a)	596	15,329

AmerisourceBergen Corp.	262	19,500

Centene Corp. *	399	45,993

WellCare Health Plans, Inc. *	195	46,132

		126,954

Health Care Technology — 2.1%

Teladoc Health, Inc. * (a)	571	28,299

Veeva Systems, Inc., Class A *	493	44,040

		72,339

Hotels, Restaurants & Leisure — 2.8%

Hilton Worldwide Holdings, Inc.	728	52,259

Red Rock Resorts, Inc., Class A (a)	1,053	21,393

Vail Resorts, Inc.	122	25,657

		99,309

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Insurance — 1.0%

Progressive Corp. (The)	599	36,113

Internet & Direct Marketing Retail — 1.2%

GrubHub, Inc. * (a)	292	22,406

Wayfair, Inc., Class A * (a)	240	21,630

		44,036

IT Services — 9.7%

Booz Allen Hamilton Holding Corp.	859	38,706

Fiserv, Inc. * (a)	776	57,043

Gartner, Inc. *	217	27,713

Global Payments, Inc.	696	71,748

GoDaddy, Inc., Class A *	867	56,892

Okta, Inc. *	297	18,936

Shopify, Inc., Class A (Canada) *	133	18,469

Square, Inc., Class A *	489	27,406

Worldpay, Inc. *	344	26,272

		343,185

Life Sciences Tools & Services — 0.9%

Illumina, Inc. *	103	30,766

Machinery — 4.3%

Fortive Corp. (a)	520	35,156

Nordson Corp.	249	29,683

Oshkosh Corp.	343	21,029

Parker-Hannifin Corp.	232	34,630

Stanley Black & Decker, Inc.	251	30,067

		150,565

Oil, Gas & Consumable Fuels — 1.2%

Concho Resources, Inc. *	395	40,604

Pharmaceuticals — 2.3%

Catalent, Inc. *	738	23,005

Elanco Animal Health, Inc. * (a)	389	12,249

Jazz Pharmaceuticals plc * (a)	368	45,576

		80,830

Professional Services — 1.3%

Verisk Analytics, Inc. *	427	46,593

Real Estate Management & Development — 1.1%

CBRE Group, Inc., Class A *	961	38,480

Road & Rail — 0.9%

Old Dominion Freight Line, Inc.	261	32,194

Semiconductors & Semiconductor Equipment — 5.0%

Advanced Micro Devices, Inc. *	1,311	24,207

Lam Research Corp.	306	41,639

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Marvell Technology Group Ltd.	1,727	27,954

Microchip Technology, Inc. (a)	443	31,875

Xilinx, Inc.	574	48,913

		174,588

Software — 12.5%

Autodesk, Inc. *	437	56,203

DocuSign, Inc. * (a)	368	14,765

Fair Isaac Corp. *	153	28,555

Intuit, Inc.	143	28,071

Paycom Software, Inc. * (a)	273	33,392

Proofpoint, Inc. *	347	29,116

Red Hat, Inc. *	337	59,243

ServiceNow, Inc. *	492	87,685

Splunk, Inc. * (a)	471	49,388

Synopsys, Inc. *	274	23,090

Tyler Technologies, Inc. *	164	30,419

		439,927

Specialty Retail — 8.0%

National Vision Holdings, Inc. *	383	10,789

O’Reilly Automotive, Inc. *	281	96,848

Ross Stores, Inc.	1,176	97,850

Tractor Supply Co.	622	51,908

Ulta Beauty, Inc. *	102	24,965

		282,360

Textiles, Apparel & Luxury Goods — 1.3%

Lululemon Athletica, Inc. *	387	47,051

Trading Companies & Distributors — 1.1%

WW Grainger, Inc. (a)	142	40,123

Total Common Stocks (Cost $2,992,453)		3,535,013

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $15,690)	15,690	15,690

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 3.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	114,011	114,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	19,998	19,998

Total Investment of Cash Collateral from Securities Loaned (Cost $133,998)		133,998

Total Investments — 104.5% (Cost $3,142,141)		3,684,701
Liabilities in Excess of Other Assets — (4.5%)		(158,039)

NET ASSETS — 100.0%		3,526,662

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $132,610,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Auto Components — 0.7%

BorgWarner, Inc.	3,136	108,947

Banks — 8.1%

Citizens Financial Group, Inc.	4,781	142,140

Comerica, Inc.	1,046	71,864

Fifth Third Bancorp	8,775	206,487

First Republic Bank	1,640	142,518

Huntington Bancshares, Inc. (a)	9,575	114,134

M&T Bank Corp.	1,892	270,853

SunTrust Banks, Inc.	4,309	217,336

Zions Bancorp	1,403	57,152

		1,222,484

Beverages — 1.6%

Constellation Brands, Inc., Class A	751	120,774

Keurig Dr Pepper, Inc.	2,467	63,261

Molson Coors Brewing Co., Class B	1,099	61,697

		245,732

Building Products — 0.6%

Fortune Brands Home & Security, Inc.	2,394	90,962

Capital Markets — 4.9%

Ameriprise Financial, Inc.	1,353	141,182

Invesco Ltd.	4,250	71,143

Northern Trust Corp.	1,920	160,485

Raymond James Financial, Inc.	1,873	139,405

T. Rowe Price Group, Inc.	2,393	220,951

		733,166

Chemicals — 0.9%

Sherwin-Williams Co. (The)	356	140,055

Communications Equipment — 0.4%

CommScope Holding Co., Inc. *	3,714	60,865

Construction Materials — 0.7%

Martin Marietta Materials, Inc. (a)	628	107,888

Consumer Finance — 0.9%

Ally Financial, Inc.	5,841	132,364

Containers & Packaging — 3.5%

Ball Corp.	5,818	267,526

Silgan Holdings, Inc.	5,803	137,078

Westrock Co.	3,243	122,470

		527,074

Distributors — 0.7%

Genuine Parts Co.	1,171	112,469

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Edison International	1,138	64,586

Evergy, Inc.	2,790	158,375

Xcel Energy, Inc.	6,187	304,831

		527,792

Electrical Equipment — 2.6%

Acuity Brands, Inc.	1,285	147,665

AMETEK, Inc.	2,359	159,674

Hubbell, Inc.	775	76,961

		384,300

Electronic Equipment, Instruments & Components — 4.5%

Amphenol Corp., Class A	1,933	156,583

Arrow Electronics, Inc. *	2,864	197,477

CDW Corp.	2,127	172,359

Keysight Technologies, Inc. *	2,338	145,117

		671,536

Equity Real Estate Investment Trusts (REITs) — 10.8%

American Campus Communities, Inc.	2,084	86,250

American Homes 4 Rent, Class A	4,222	83,801

AvalonBay Communities, Inc.	1,132	197,030

Boston Properties, Inc.	1,544	173,764

Brixmor Property Group, Inc.	7,543	110,814

Essex Property Trust, Inc.	471	115,603

Federal Realty Investment Trust	1,317	155,418

JBG SMITH Properties	1,772	61,688

Kimco Realty Corp. (a)	6,168	90,358

Outfront Media, Inc.	5,817	105,398

Rayonier, Inc.	4,212	116,626

Regency Centers Corp.	1,580	92,718

Vornado Realty Trust	2,528	156,823

Weyerhaeuser Co.	3,223	70,447

		1,616,738

Food & Staples Retailing — 0.8%

Kroger Co. (The)	4,613	126,860

Food Products — 1.7%

Conagra Brands, Inc.	5,535	118,221

Post Holdings, Inc. * (a)	1,499	133,629

		251,850

Gas Utilities — 1.1%

National Fuel Gas Co. (a)	3,159	161,664

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc.	1,776	184,221

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.8%

AmerisourceBergen Corp.	2,281	169,733

Cigna Corp.	1,043	198,108

Henry Schein, Inc. * (a)	1,353	106,239

Humana, Inc.	323	92,487

Laboratory Corp. of America Holdings *	1,146	144,826

Universal Health Services, Inc., Class B	1,339	156,122

		867,515

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	2,790	200,299

Household Durables — 1.7%

Mohawk Industries, Inc. *	1,394	163,015

Newell Brands, Inc. (a)	5,037	93,629

		256,644

Household Products — 0.6%

Energizer Holdings, Inc.	1,840	83,077

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	1,169	117,541

Insurance — 8.2%

Alleghany Corp.	170	105,662

Hartford Financial Services Group, Inc. (The)	4,705	209,134

Lincoln National Corp.	1,798	92,233

Loews Corp.	6,380	290,404

Marsh & McLennan Cos., Inc.	1,838	146,613

Principal Financial Group, Inc.	1,725	76,181

Progressive Corp. (The)	2,451	147,882

Unum Group	2,115	62,149

WR Berkley Corp.	1,302	96,267

		1,226,525

Interactive Media & Services — 0.6%

Match Group, Inc. (a)	2,202	94,174

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc.	1,884	212,192

IT Services — 1.0%

Jack Henry & Associates, Inc.	1,197	151,439

Machinery — 2.9%

IDEX Corp.	1,112	140,442

Middleby Corp. (The) *	1,045	107,383

Snap-on, Inc.	1,280	185,913

		433,738

Media — 1.1%

CBS Corp. (Non-Voting), Class B	2,041	89,232

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

DISH Network Corp., Class A *	3,115	77,783

		167,015

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc. (a)	2,319	45,713

Multiline Retail — 1.9%

Kohl’s Corp.	2,841	188,472

Nordstrom, Inc.	2,177	101,463

		289,935

Multi-Utilities — 5.5%

CMS Energy Corp.	6,460	320,759

Sempra Energy	1,802	194,938

WEC Energy Group, Inc.	4,445	307,888

		823,585

Oil, Gas & Consumable Fuels — 6.2%

Cabot Oil & Gas Corp.	3,786	84,619

Diamondback Energy, Inc.	3,162	293,089

EQT Corp.	5,316	100,412

Equitrans Midstream Corp. * (a)	4,897	98,044

PBF Energy, Inc., Class A	2,836	92,660

Williams Cos., Inc. (The)	11,608	255,945

		924,769

Personal Products — 0.9%

Coty, Inc., Class A	8,337	54,689

Edgewell Personal Care Co. * (a)	2,033	75,947

		130,636

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	4,048	162,067

Cushman & Wakefield plc * (a)	2,831	40,967

		203,034

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	1,962	168,436

Software — 1.0%

Synopsys, Inc. *	1,810	152,455

Specialty Retail — 4.1%

AutoZone, Inc. *	267	223,761

Best Buy Co., Inc.	2,337	123,767

Gap, Inc. (The)	5,359	138,048

Tiffany & Co. (a)	1,670	134,464

		620,040

Textiles, Apparel & Luxury Goods — 1.7%

PVH Corp.	1,474	137,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Ralph Lauren Corp.	1,171	121,101

		258,122

Trading Companies & Distributors — 0.9%

MSC Industrial Direct Co., Inc., Class A	1,762	135,525

Total Common Stocks (Cost $11,042,473)		14,969,376

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $286,144)	286,144	286,144

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	89,009	89,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	14,483	14,483

Total Investment of Cash Collateral from Securities Loaned (Cost $103,483)		103,483

Total Investments — 102.2% (Cost $11,432,100)		15,359,003
Liabilities in Excess of Other Assets — (2.2%)		(334,853)

NET ASSETS — 100.0%		15,024,150

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $101,814,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

United Technologies Corp.	910	96,872

Airlines — 2.2%

Delta Air Lines, Inc.	3,023	150,832

Southwest Airlines Co.	1,464	68,056

		218,888

Banks — 14.2%

Bank of America Corp.	12,743	313,978

Citigroup, Inc.	2,049	106,673

Citizens Financial Group, Inc.	3,057	90,882

Fifth Third Bancorp	2,423	57,014

First Republic Bank	554	48,174

M&T Bank Corp.	1,017	145,537

PNC Financial Services Group, Inc. (The)	1,430	167,226

SunTrust Banks, Inc.	2,163	109,100

US Bancorp	2,195	100,320

Wells Fargo & Co.	5,795	267,039

		1,405,943

Beverages — 0.9%

Keurig Dr Pepper, Inc.	1,657	42,490

Molson Coors Brewing Co., Class B	857	48,149

		90,639

Capital Markets — 4.1%

Charles Schwab Corp. (The)	1,833	76,141

Invesco Ltd.	2,329	38,994

Morgan Stanley	2,423	96,089

Northern Trust Corp.	757	63,240

T. Rowe Price Group, Inc.	1,383	127,645

		402,109

Chemicals — 0.2%

AdvanSix, Inc. *	1,021	24,858

Communications Equipment — 1.7%

Cisco Systems, Inc.	2,850	123,508

CommScope Holding Co., Inc. *	2,787	45,684

		169,192

Construction Materials — 1.4%

Martin Marietta Materials, Inc. (a)	784	134,673

Consumer Finance — 3.3%

Ally Financial, Inc.	1,488	33,707

American Express Co.	1,022	97,408

Capital One Financial Corp.	2,560	193,540

		324,655

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 3.3%

Ball Corp.	3,444	158,358

Graphic Packaging Holding Co. (a)	5,071	53,957

Packaging Corp. of America	723	60,358

Westrock Co.	1,564	59,052

		331,725

Distributors — 0.5%

Genuine Parts Co.	530	50,924

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	2,959	166,354

Electric Utilities — 5.4%

American Electric Power Co., Inc.	1,740	130,019

Duke Energy Corp.	707	60,978

Edison International	733	41,585

Eversource Energy	962	62,543

NextEra Energy, Inc.	645	112,199

Xcel Energy, Inc.	2,612	128,715

		536,039

Electronic Equipment, Instruments & Components — 0.9%

Arrow Electronics, Inc. *	1,262	87,009

Equity Real Estate Investment Trusts (REITs) — 6.6%

American Homes 4 Rent, Class A	2,680	53,192

Brixmor Property Group, Inc.	4,814	70,712

CorePoint Lodging, Inc.	1,733	21,228

EastGroup Properties, Inc.	527	48,332

Federal Realty Investment Trust	497	58,701

Kimco Realty Corp. (a)	4,166	61,028

Mid-America Apartment Communities, Inc.	1,035	99,016

Outfront Media, Inc.	3,250	58,892

Public Storage	476	96,367

Rayonier, Inc.	1,992	55,158

Weyerhaeuser Co.	1,319	28,834

		651,460

Food & Staples Retailing — 1.6%

Kroger Co. (The)	1,648	45,308

Walgreens Boots Alliance, Inc.	1,647	112,526

		157,834

Food Products — 0.9%

Post Holdings, Inc. *	1,021	91,028

Health Care Equipment & Supplies — 0.5%

Medtronic plc	593	53,939

Health Care Providers & Services — 1.9%

AmerisourceBergen Corp.	672	50,027

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

HCA Healthcare, Inc.	341	42,380

UnitedHealth Group, Inc.	367	91,436

		183,843

Hotels, Restaurants & Leisure — 1.1%

Brinker International, Inc. (a)	770	33,854

Hilton Worldwide Holdings, Inc.	1,003	72,030

		105,884

Household Products — 2.1%

Clorox Co. (The) (a)	263	40,477

Energizer Holdings, Inc.	1,122	50,666

Procter & Gamble Co. (The)	1,229	112,927

		204,070

Industrial Conglomerates — 1.7%

Carlisle Cos., Inc.	564	56,664

Honeywell International, Inc.	832	109,874

		166,538

Insurance — 7.8%

Alleghany Corp.	66	41,012

American International Group, Inc.	2,479	97,704

Chubb Ltd.	637	82,319

Fairfax Financial Holdings Ltd. (Canada)	109	48,184

Hartford Financial Services Group, Inc. (The)	1,888	83,925

Loews Corp.	3,896	177,355

Marsh & McLennan Cos., Inc.	975	77,720

Prudential Financial, Inc.	386	31,466

Travelers Cos., Inc. (The)	911	109,077

Unum Group	740	21,738

		770,500

Internet & Direct Marketing Retail — 0.6%

Expedia Group, Inc.	494	55,614

Machinery — 1.9%

Dover Corp.	974	69,120

Illinois Tool Works, Inc.	669	84,778

Middleby Corp. (The) *	325	33,429

		187,327

Media — 4.0%

CBS Corp. (Non-Voting), Class B	1,251	54,697

Charter Communications, Inc., Class A *	426	121,451

DISH Network Corp., Class A *	3,999	99,863

Entercom Communications Corp., Class A (a)	6,516	37,209

Nexstar Media Group, Inc., Class A	1,063	83,609

		396,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 1.7%

Kohl’s Corp.	1,292	85,713

Nordstrom, Inc.	1,801	83,963

		169,676

Multi-Utilities — 0.4%

NiSource, Inc. (a)	1,422	36,058

Oil, Gas & Consumable Fuels — 8.6%

Chevron Corp.	590	64,230

ConocoPhillips	1,675	104,428

Diamondback Energy, Inc.	457	42,345

EQT Corp. (a)	1,914	36,157

Equitrans Midstream Corp. *	1,485	29,728

Exxon Mobil Corp.	2,063	140,677

Kinder Morgan, Inc.	6,784	104,332

Marathon Petroleum Corp.	1,256	74,141

Occidental Petroleum Corp.	1,478	90,738

PBF Energy, Inc., Class A	659	21,541

Phillips 66	653	56,237

Williams Cos., Inc. (The)	3,737	82,390

		846,944

Personal Products — 0.3%

Coty, Inc., Class A	5,088	33,378

Pharmaceuticals — 7.8%

Allergan plc	660	88,267

Johnson & Johnson	1,319	170,271

Merck & Co., Inc.	2,685	205,172

Pfizer, Inc.	7,121	310,832

		774,542

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	2,255	90,278

Semiconductors & Semiconductor Equipment — 2.7%

Analog Devices, Inc.	893	76,646

QUALCOMM, Inc.	953	54,208

Texas Instruments, Inc.	1,442	136,285

		267,139

Software — 1.2%

Microsoft Corp.	1,133	115,040

Specialty Retail — 3.5%

AutoZone, Inc. *	171	143,569

Best Buy Co., Inc.	845	44,745

Home Depot, Inc. (The)	318	54,556

Murphy USA, Inc. *	766	58,677

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Tiffany & Co. (a)	558	44,924

		346,471

Technology Hardware, Storage & Peripherals — 0.4%

Hewlett Packard Enterprise Co.	2,915	38,510

Textiles, Apparel & Luxury Goods —0.5%

Columbia Sportswear Co. (a)	559	46,984

Total Common Stocks (Cost $8,164,982)		9,829,766

	No. of Rights (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	2,982	146

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $89,301)	89,301	89,301

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (c) (d)	63,006	63,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	12,166	12,166

Total Investment of Cash Collateral from Securities Loaned (Cost $75,166)		75,166

Total Investments — 101.2% (Cost $8,329,449)		9,994,379
Liabilities in Excess of Other Assets — (1.2%)		(117,032)

NET ASSETS — 100.0%		9,877,347

Percentages indicated are based on net assets.

Abbreviations

CVR	ContingentValue Rights

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $73,853,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$7,714,926		$2,381,041		$3,535,013
Investments in affiliates, at value	67,534		39,324		15,690
Investment of cash collateral received from securities loaned, at value (Note 2.B.)	138,088		47,708		133,998
Receivables:
Due from custodian	—		1,328		—
Investment securities sold	281		—		—
Fund shares sold	15,464		3,265		4,867
Dividends from non-affiliates	938		2,243		848
Dividends from affiliates	188		147		130
Securities lending income (Note 2.B.)	28		21		60

Total Assets	7,937,447		2,475,077		3,690,606

LIABILITIES:
Payables:
Due to custodian	—	(a)	—		25
Investment securities purchased	—		1,971		1,888
Collateral received on securities loaned (Note 2.B.)	138,088		47,708		133,998
Fund shares redeemed	23,681		6,160		24,973
Accrued liabilities:
Investment advisory fees	3,937		1,222		1,949
Administration fees	256		80		231
Distribution fees	762		92		242
Service fees	831		140		348
Custodian and accounting fees	51		18		26
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Other	229		212		264

Total Liabilities	167,835		57,603		163,944

Net Assets	$7,769,612		$2,417,474		$3,526,662

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,423,404	$1,930,821	$3,046,243
Total distributable earnings (loss) (a)	2,346,208	486,653	480,419

Total Net Assets	$7,769,612	$2,417,474	$3,526,662

Net Assets:
Class A	$1,501,771	$354,294	$810,019
Class C	660,694	21,438	68,402
Class I	1,638,415	268,432	949,095
Class R2	49	416	34,025
Class R3	321	—	24,148
Class R4	13,470	—	13,809
Class R5	100,007	5,279	268,818
Class R6	3,854,885	1,767,615	1,358,346

Total	$7,769,612	$2,417,474	$3,526,662

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	84,879	8,662	31,764
Class C	43,017	547	3,478
Class I	89,636	6,464	31,997
Class R2	3	10	1,222
Class R3	18	—	821
Class R4	737	—	466
Class R5	5,364	127	8,945
Class R6	205,499	42,573	44,986

Net Asset Value (b):
Class A — Redemption price per share	$17.69	$40.90	$25.50
Class C — Offering price per share (c)	15.36	39.22	19.67
Class I — Offering and redemption price per share	18.28	41.53	29.66
Class R2 — Offering and redemption price per share	17.62	40.50	27.83
Class R3 — Offering and redemption price per share	17.70	—	29.43
Class R4 — Offering and redemption price per share	18.28	—	29.62
Class R5 — Offering and redemption price per share	18.65	41.51	30.05
Class R6 — Offering and redemption price per share	18.76	41.52	30.19
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.67	$43.17	$26.91

Cost of investments in non-affiliates	$5,371,661	$1,876,921	$2,992,453
Cost of investments in affiliates	67,534	39,324	15,690
Investment securities on loan, at value	135,257	47,406	132,610
Cost of investment of cash collateral	138,088	47,708	133,998

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)(continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,969,376	$9,829,912
Investments in affiliates, at value	286,144	89,301
Investment of cash collateral received from securities loaned, at value (Note 2.B.)	103,483	75,166
Receivables:
Fund shares sold	38,379	21,175
Interest and dividends from non-affiliates	25,360	12,782
Dividends from affiliates	782	253
Securities lending income (Note 2.B.)	48	13

Total Assets	15,423,572	10,028,602

LIABILITIES:
Payables:	—	—
Collateral received on securities loaned (Note 2.B.)	103,483	75,166
Fund shares redeemed	283,621	68,276
Accrued liabilities:
Investment advisory fees	8,526	5,138
Administration fees	965	347
Distribution fees	493	578
Service fees	1,183	1,063
Custodian and accounting fees	116	76
Trustees’ and Chief Compliance Officer’s fees	13	1
Other	1,022	610

Total Liabilities	399,422	151,255

Net Assets	$15,024,150	$9,877,347

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,014,246	$8,195,257
Total distributable earnings (loss) (a)	4,009,904	1,682,090

Total Net Assets	$15,024,150	$9,877,347

Net Assets:
Class A	$1,514,797	$1,113,086
Class C	164,325	498,528
Class I	2,323,938	2,224,973
Class L	9,701,063	2,388,550
Class R2	68,776	36
Class R3	61,548	1,763
Class R4	22,364	15,703
Class R5	73,299	6,310
Class R6	1,094,040	3,628,398

Total	$15,024,150	$9,877,347

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	46,982	36,603
Class C	5,305	16,431
Class I	71,306	72,833
Class L	294,128	78,189
Class R2	2,228	1
Class R3	1,925	59
Class R4	690	516
Class R5	2,225	207
Class R6	33,189	118,920

Net Asset Value (b):
Class A — Redemption price per share	$32.24	$30.41
Class C — Offering price per share (c)	30.98	30.34
Class I — Offering and redemption price per share	32.59	30.55
Class L — Offering and redemption price per share	32.98	30.55
Class R2 — Offering and redemption price per share	30.86	30.26
Class R3 — Offering and redemption price per share	31.97	30.08
Class R4 — Offering and redemption price per share	32.43	30.42
Class R5 — Offering and redemption price per share	32.95	30.49
Class R6 — Offering and redemption price per share	32.96	30.51
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.03	$32.09

Cost of investments in non-affiliates	$11,042,473	$8,164,982
Cost of investments in affiliates	286,144	89,301
Investment securities on loan, at value	101,814	73,853
Cost of investment of cash collateral	103,483	75,166

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$— (a)	$1
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	26,231	21,390	10,729
Dividend income from affiliates	2,606	917	1,290
Income from securities lending (net)	74	28	82

Total investment income	28,912	22,335	12,102

EXPENSES:
Investment advisory fees	29,064	8,935	13,067
Administration fees	3,626	1,115	1,630
Distribution fees:
Class A	2,171	508	1,170
Class C	2,859	99	304
Class R2	— (a)	1	100
Class R3	— (a)	—	35
Service fees:
Class A	2,171	508	1,170
Class C	953	33	101
Class I	2,349	393	1,420
Class R2	— (a)	1	50
Class R3	— (a)	—	35
Class R4	16	—	19
Class R5	58	3	156
Custodian and accounting fees	112	38	59
Interest expense to affiliates	—	1	—
Professional fees	71	41	45
Trustees’ and Chief Compliance Officer’s fees	30	17	21
Printing and mailing costs	220	48	121
Registration and filing fees	177	80	81
Transfer agency fees (See Note 2.E.)	117	26	197
Other	77	21	36

Total expenses	44,071	11,868	19,817

Less fees waived	(5,166)	(1,621)	(940)
Less expense reimbursements	(12)	—	(8)

Net expenses	38,893	10,247	18,869

Net investment income (loss)	(9,981)	12,088	(6,767)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	323,813	68,104	26,218
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(1,279,138)	(373,677)	(444,145)

Net realized/unrealized gains (losses)	(955,325)	(305,573)	(417,927)

Change in net assets resulting from operations	$(965,306)	$(293,485)	$(424,694)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)
Interest income from affiliates	— (a)	— (a)
Dividend income from non-affiliates	234,395	162,477
Dividend income from affiliates	6,229	2,637
Income from securities lending (net)	99	23

Total investment income	240,723	165,137

EXPENSES:
Investment advisory fees	58,889	37,442
Administration fees	7,348	4,672
Distribution fees:
Class A	2,303	1,635
Class C	751	2,177
Class R2	203	— (a)
Class R3	86	2
Service fees:
Class A	2,303	1,635
Class C	251	726
Class I	3,593	3,073
Class L	5,867	1,553
Class R2	101	— (a)
Class R3	86	2
Class R4	25	22
Class R5	42	3
Custodian and accounting fees	231	151
Professional fees	106	88
Trustees’ and Chief Compliance Officer’s fees	38	34
Printing and mailing costs	427	226
Registration and filing fees	233	214
Transfer agency fees (See Note 2.E.)	440	118
Other	169	89

Total expenses	83,492	53,862

Less fees waived	(6,713)	(6,432)
Less expense reimbursements	(97)	(12)

Net expenses	76,682	47,418

Net investment income (loss)	164,041	117,719

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	421,731	244,627
Investments in affiliates	— (a)	—

Net realized gain (loss)	421,731	244,627

Change in net unrealized appreciation/depreciation on investments in non-affiliates	(2,622,701)	(1,231,117)

Net realized/unrealized gains (losses)	(2,200,970)	(986,490)

Change in net assets resulting from operations	$(2,036,929)	$(868,771)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,981)	$(24,732)	$12,088	$11,549
Net realized gain (loss)	323,813	694,039	68,104	280,150
Change in net unrealized appreciation/depreciation	(1,279,138)	1,184,781	(373,677)	63,890

Change in net assets resulting from operations	(965,306)	1,854,088	(293,485)	355,589

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(137,182)	(69,162)	(41,313)	(21,659)
Class C	(69,324)	(29,276)	(2,590)	(1,665)
Class I	(147,315)	(52,479)	(31,866)	(20,261)
Class R2 (b)	(5)	(1)	(47)	(22)
Class R3	(27)	(11)	—	—
Class R4	(957)	(1)	—	—
Class R5	(8,804)	(4,273)	(621)	(317)
Class R6	(334,548)	(165,239)	(209,503)	(126,390)

Total distributions to shareholders	(698,162)	(320,442)	(285,940)	(170,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	741,493	60,031	263,191	(260,045)

NET ASSETS:
Change in net assets	(921,975)	1,593,677	(316,234)	(74,770)
Beginning of period	8,691,587	7,097,910	2,733,708	2,808,478

End of period	$7,769,612	$8,691,587	$2,417,474	$2,733,708

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund
Class A
From net realized gains	$(69,162)	$(21,659)
Class C
From net realized gains	(29,276)	(1,665)
Class I
From net investment income	—	(521)
From net realized gains	(52,479)	(19,740)
Class R2 (b)
From net realized gains	(1)	(22)
Class R3
From net realized gains	(11)	—
Class R4
From net realized gains	(1)	—
Class R5
From net investment income	—	(17)
From net realized gains	(4,273)	(300)
Class R6
From net investment income	—	(7,565)
From net realized gains	(165,239)	(118,825)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,767)	$(12,093)	$164,041	$165,452
Net realized gain (loss)	26,218	321,274	421,731	714,557
Change in net unrealized appreciation/depreciation	(444,145)	272,913	(2,622,701)	323,839

Change in net assets resulting from operations	(424,694)	582,094	(2,036,929)	1,203,848

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(64,068)	(64,175)	(113,824)	(50,500)
Class C	(6,859)	(6,964)	(11,787)	(4,819)
Class I	(66,577)	(64,653)	(180,706)	(76,469)
Class L	—	—	(790,206)	(339,034)
Class R2	(2,466)	(2,500)	(5,220)	(1,965)
Class R3	(1,655)	(102)	(4,506)	(1,355)
Class R4	(921)	(242)	(1,721)	(385)
Class R5	(18,376)	(16,962)	(5,681)	(2,165)
Class R6	(90,888)	(63,898)	(86,808)	(19,369)

Total distributions to shareholders	(251,810)	(219,496)	(1,200,459)	(496,061)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	285,922	466,368	(22,313)	(826,948)

NET ASSETS:
Change in net assets	(390,582)	828,966	(3,259,701)	(119,161)
Beginning of period	3,917,244	3,088,278	18,283,851	18,403,012

End of period	$3,526,662	$3,917,244	$15,024,150	$18,283,851

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Value Fund
Class A
From net investment income	$—	$(10,151)
From net realized gains	(64,175)	(40,349)
Class C
From net realized gains	(6,964)	(4,819)
Class I
From net investment income	—	(21,474)
From net realized gains	(64,653)	(54,995)
Class L
From net investment income	—	(115,010)
From net realized gains	—	(224,024)
Class R2
From net investment income	—	(285)
From net realized gains	(2,500)	(1,680)
Class R3
From net investment income	—	(401)
From net realized gains	(102)	(954)
Class R4
From net investment income	—	(124)
From net realized gains	(242)	(261)
Class R5
From net investment income	—	(715)
From net realized gains	(16,962)	(1,450)
Class R6
From net investment income	—	(6,725)
From net realized gains	(63,898)	(12,644)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,719	$153,657
Net realized gain (loss)	244,627	371,543
Change in net unrealized appreciation/depreciation	(1,231,117)	415,090

Change in net assets resulting from operations	(868,771)	940,290

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(75,407)	(26,776)
Class C	(31,120)	(7,814)
Class I	(161,614)	(50,925)
Class L	(175,343)	(90,228)
Class R2 (b)	(3)	— (c)
Class R3	(122)	(17)
Class R4	(1,103)	(43)
Class R5	(452)	(115)
Class R6	(263,786)	(77,658)

Total distributions to shareholders	(708,950)	(253,576)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,831	(360,503)

NET ASSETS:
Change in net assets	(1,506,890)	326,211
Beginning of period	11,384,237	11,058,026

End of period	$9,877,347	$11,384,237

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Value Advantage Fund
Class A
From net investment income	$(12,114)
From net realized gains	(14,662)
Class C
From net investment income	(1,306)
From net realized gains	(6,508)
Class I
From net investment income	(27,074)
From net realized gains	(23,851)
Class L
From net investment income	(51,294)
From net realized gains	(38,934)
Class R2 (b)
From net investment income	— (c)
From net realized gains	— (c)
Class R3
From net investment income	(9)
From net realized gains	(8)
Class R4
From net investment income	(24)
From net realized gains	(19)
Class R5
From net investment income	(65)
From net realized gains	(50)
Class R6
From net investment income	(44,453)
From net realized gains	(33,205)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$214,101	$385,379	$49,447	$69,668
Distributions reinvested	134,593	67,889	41,253	21,589
Cost of shares redeemed	(248,175)	(604,708)	(53,826)	(90,548)

Change in net assets resulting from Class A capital transactions	$100,519	$(151,440)	$36,874	$709

Class C
Proceeds from shares issued	$92,928	$167,812	$1,008	$2,589
Distributions reinvested	66,057	27,785	2,589	1,665
Cost of shares redeemed	(83,772)	(179,201)	(4,470)	(8,820)

Change in net assets resulting from Class C capital transactions	$75,213	$16,396	$(873)	$(4,566)

Class I
Proceeds from shares issued	$425,158	$820,383	$24,303	$67,824
Distributions reinvested	135,181	48,329	31,662	19,948
Cost of shares redeemed	(315,905)	(1,088,919)	(48,681)	(567,749)

Change in net assets resulting from Class I capital transactions	$244,434	$(220,207)	$7,284	$(479,977)

Class R2 (a)
Proceeds from shares issued	$17	$40	$34	$75
Distributions reinvested	5	1	40	19
Cost of shares redeemed	(4)	(2)	(2)	(284)

Change in net assets resulting from Class R2 capital transactions	$18	$39	$72	$(190)

Class R3
Proceeds from shares issued	$92	$379	$—	$—
Distributions reinvested	27	11	—	—
Cost of shares redeemed	— (b)	(187)	—	—

Change in net assets resulting from Class R3 capital transactions	$119	$203	$—	$—

Class R4
Proceeds from shares issued	$3,974	$12,768	$—	$—
Distributions reinvested	957	1	—	—
Cost of shares redeemed	(1,045)	(1,127)	—	—

Change in net assets resulting from Class R4 capital transactions	$3,886	$11,642	$—	$—

Class R5
Proceeds from shares issued	$12,640	$22,793	$—	$4,460
Distributions reinvested	8,802	4,273	621	317
Cost of shares redeemed	(13,023)	(31,002)	(595)	(361)

Change in net assets resulting from Class R5 capital transactions	$8,419	$(3,936)	$26	$4,416

Class R6
Proceeds from shares issued	$412,977	$1,307,512	$136,277	$659,956
Distributions reinvested	333,918	165,238	209,472	126,386
Cost of shares redeemed	(438,010)	(1,065,416)	(125,941)	(566,779)

Change in net assets resulting from Class R6 capital transactions	$308,885	$407,334	$219,808	$219,563

Total change in net assets resulting from capital transactions	$741,493	$60,031	$263,191	$(260,045)

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	10,056	19,063	997	1,371
Reinvested	7,186	3,464	952	435
Redeemed	(11,716)	(29,518)	(1,100)	(1,784)

Change in Class A Shares	5,526	(6,991)	849	22

Class C
Issued	4,896	9,329	21	52
Reinvested	4,060	1,603	63	35
Redeemed	(4,604)	(10,165)	(94)	(180)

Change in Class C Shares	4,352	767	(10)	(93)

Class I
Issued	19,146	39,183	475	1,338
Reinvested	6,986	2,400	719	396
Redeemed	(14,904)	(55,106)	(961)	(11,347)

Change in Class I Shares	11,228	(13,523)	233	(9,613)

Class R2 (a)
Issued	1	2	1	3
Reinvested	— (b)	— (b)	1	— (b)
Redeemed	— (b)	— (b)	(1)	(6)

Change in Class R2 Shares	1	2	1	(3)

Class R3
Issued	5	20	—	—
Reinvested	1	— (b)	—	—
Redeemed	— (b)	(9)	—	—

Change in Class R3 Shares	6	11	—	—

Class R4
Issued	196	587	—	—
Reinvested	50	— (b)	—	—
Redeemed	(46)	(51)	—	—

Change in Class R4 Shares	200	536	—	—

Class R5
Issued	546	1,072	—	88
Reinvested	446	209	14	6
Redeemed	(586)	(1,457)	(11)	(7)

Change in Class R5 Shares	406	(176)	3	87

Class R6
Issued	18,215	63,769	2,657	13,118
Reinvested	16,814	8,033	4,754	2,502
Redeemed	(19,598)	(49,818)	(2,445)	(10,935)

Change in Class R6 Shares	15,431	21,984	4,966	4,685

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,848	$118,397	$118,629	$363,088
Distributions reinvested	61,839	61,743	101,730	45,299
Cost of shares redeemed	(81,894)	(251,332)	(357,388)	(671,647)

Change in net assets resulting from Class A capital transactions	$36,793	$(71,192)	$(137,029)	$(263,260)

Class C
Proceeds from shares issued	$8,903	$14,077	$11,161	$7,880
Distributions reinvested	6,348	6,179	10,374	4,180
Cost of shares redeemed	(14,693)	(35,034)	(37,393)	(263,384)

Change in net assets resulting from Class C capital transactions	$558	$(14,778)	$(15,858)	$(251,324)

Class I
Proceeds from shares issued	$115,935	$339,754	$413,271	$751,430
Distributions reinvested	63,129	61,456	166,354	70,707
Cost of shares redeemed	(187,907)	(427,645)	(747,800)	(851,133)

Change in net assets resulting from Class I capital transactions	$(8,843)	$(26,435)	$(168,175)	$(28,996)

Class L
Proceeds from shares issued	$—	$—	$961,927	$1,968,939
Distributions reinvested	—	—	713,339	306,493
Cost of shares redeemed	—	—	(1,659,990)	(3,432,839)

Change in net assets resulting from Class L capital transactions	$—	$—	$15,276	$(1,157,407)

Class R2
Proceeds from shares issued	$6,220	$14,239	$7,637	$17,627
Distributions reinvested	2,347	2,362	4,936	1,815
Cost of shares redeemed	(6,333)	(17,165)	(11,347)	(25,651)

Change in net assets resulting from Class R2 capital transactions	$2,234	$(564)	$1,226	$(6,209)

Class R3
Proceeds from shares issued	$4,397	$27,693	$16,804	$51,385
Distributions reinvested	1,655	102	4,297	1,347
Cost of shares redeemed	(3,935)	(1,822)	(9,500)	(10,294)

Change in net assets resulting from Class R3 capital transactions	$2,117	$25,973	$11,601	$42,438

Class R4
Proceeds from shares issued	$3,101	$14,393	$8,478	$18,175
Distributions reinvested	921	242	1,720	385
Cost of shares redeemed	(1,935)	(897)	(1,306)	(4,544)

Change in net assets resulting from Class R4 capital transactions	$2,087	$13,738	$8,892	$14,016

Class R5
Proceeds from shares issued	$45,206	$79,191	$8,248	$70,982
Distributions reinvested	17,215	15,915	5,681	2,165
Cost of shares redeemed	(57,457)	(59,057)	(9,664)	(21,198)

Change in net assets resulting from Class R5 capital transactions	$4,964	$36,049	$4,265	$51,949

Class R6
Proceeds from shares issued	$311,844	$649,363	$348,686	$924,565
Distributions reinvested	90,442	63,657	82,670	18,935
Cost of shares redeemed	(156,274)	(209,443)	(173,867)	(171,655)

Change in net assets resulting from Class R6 capital transactions	$246,012	$503,577	$257,489	$771,845

Total change in net assets resulting from capital transactions	$285,922	$466,368	$(22,313)	$(826,948)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,861	3,941	3,164	9,353
Reinvested	2,301	2,145	2,966	1,153
Redeemed	(2,719)	(8,462)	(9,276)	(17,242)

Change in Class A Shares	1,443	(2,376)	(3,146)	(6,736)

Class C
Issued	381	586	334	210
Reinvested	306	271	315	111
Redeemed	(613)	(1,457)	(1,032)	(7,079)

Change in Class C Shares	74	(600)	(383)	(6,758)

Class I
Issued	3,302	9,954	11,025	19,096
Reinvested	2,019	1,861	4,798	1,778
Redeemed	(5,511)	(12,666)	(19,721)	(21,586)

Change in Class I Shares	(190)	(851)	(3,898)	(712)

Class L
Issued	—	—	24,439	49,400
Reinvested	—	—	20,337	7,611
Redeemed	—	—	(43,991)	(86,072)

Change in Class L Shares	—	—	785	(29,061)

Class R2
Issued	185	437	207	472
Reinvested	80	75	150	48
Redeemed	(192)	(526)	(310)	(686)

Change in Class R2 Shares	73	(14)	47	(166)

Class R3
Issued	125	799	436	1,326
Reinvested	53	3	127	34
Redeemed	(113)	(51)	(244)	(265)

Change in Class R3 Shares	65	751	319	1,095

Class R4
Issued	86	419	221	464
Reinvested	30	7	50	10
Redeemed	(55)	(25)	(33)	(115)

Change in Class R4 Shares	61	401	238	359

Class R5
Issued	1,249	2,258	206	1,800
Reinvested	544	477	162	54
Redeemed	(1,588)	(1,695)	(247)	(534)

Change in Class R5 Shares	205	1,040	121	1,320

Class R6
Issued	8,635	18,762	8,664	23,270
Reinvested	2,842	1,899	2,355	471
Redeemed	(4,430)	(6,005)	(4,551)	(4,290)

Change in Class R6 Shares	7,047	14,656	6,468	19,451

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,960	$302,187
Distributions reinvested	70,886	25,163
Cost of shares redeemed	(248,814)	(497,550)

Change in net assets resulting from Class A capital transactions	$(59,968)	$(170,200)

Class C
Proceeds from shares issued	$30,813	$58,391
Distributions reinvested	28,076	7,029
Cost of shares redeemed	(75,187)	(261,978)

Change in net assets resulting from Class C capital transactions	$(16,298)	$(196,558)

Class I
Proceeds from shares issued	$697,056	$844,644
Distributions reinvested	145,394	44,769
Cost of shares redeemed	(545,909)	(897,538)

Change in net assets resulting from Class I capital transactions	$296,541	$(8,125)

Class L
Proceeds from shares issued	$424,278	$1,135,519
Distributions reinvested	161,936	85,647
Cost of shares redeemed	(1,081,321)	(1,811,163)

Change in net assets resulting from Class L capital transactions	$(495,107)	$(589,997)

Class R2 (a)
Proceeds from shares issued	$6	$38
Distributions reinvested	2	— (b)
Cost of shares redeemed	(6)	(1)

Change in net assets resulting from Class R2 capital transactions	$2	$37

Class R3
Proceeds from shares issued	$849	$793
Distributions reinvested	109	14
Cost of shares redeemed	(13)	(103)

Change in net assets resulting from Class R3 capital transactions	$945	$704

Class R4
Proceeds from shares issued	$1,291	$19,694
Distributions reinvested	1,103	43
Cost of shares redeemed	(1,447)	(2,597)

Change in net assets resulting from Class R4 capital transactions	$947	$17,140

Class R5
Proceeds from shares issued	$1,314	$6,381
Distributions reinvested	452	115
Cost of shares redeemed	(532)	(1,014)

Change in net assets resulting from Class R5 capital transactions	$1,234	$5,482

Class R6
Proceeds from shares issued	$321,398	$1,235,372
Distributions reinvested	263,676	77,658
Cost of shares redeemed	(242,539)	(732,016)

Change in net assets resulting from Class R6 capital transactions	$342,535	$581,014

Total change in net assets resulting from capital transactions	$70,831	$(360,503)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,379	8,673
Reinvested	2,205	704
Redeemed	(7,031)	(14,215)

Change in Class A Shares	(1,447)	(4,838)

Class C
Issued	893	1,674
Reinvested	875	198
Redeemed	(2,145)	(7,551)

Change in Class C Shares	(377)	(5,679)

Class I
Issued	19,534	24,044
Reinvested	4,502	1,245
Redeemed	(15,701)	(25,207)

Change in Class I Shares	8,335	82

Class L
Issued	11,852	32,262
Reinvested	5,015	2,380
Redeemed	(30,100)	(51,546)

Change in Class L Shares	(13,233)	(16,904)

Class R2 (a)
Issued	— (b)	1
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)

Change in Class R2 Shares	— (b)	1

Class R3
Issued	24	22
Reinvested	3	1
Redeemed	— (b)	(3)

Change in Class R3 Shares	27	20

Class R4
Issued	36	558
Reinvested	34	1
Redeemed	(40)	(74)

Change in Class R4 Shares	30	485

Class R5
Issued	36	186
Reinvested	14	3
Redeemed	(15)	(29)

Change in Class R5 Shares	35	160

Class R6
Issued	8,940	35,495
Reinvested	8,179	2,160
Redeemed	(6,893)	(20,295)

Change in Class R6 Shares	10,226	17,360

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$21.73	$(0.05)	$(2.23)	$(2.28)	$(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)
Year Ended June 30, 2014	11.43	(0.07)	3.52	3.45	(0.64)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.16	(0.09)	(1.95)	(2.04)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)
Year Ended June 30, 2014	10.51	(0.12)	3.23	3.11	(0.64)

Class I
Six Months Ended December 31, 2018 (Unaudited)	22.36	(0.03)	(2.29)	(2.32)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)
Year Ended June 30, 2014	11.60	(0.04)	3.58	3.54	(0.64)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	21.68	(0.08)	(2.22)	(2.30)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	21.74	(0.05)	(2.23)	(2.28)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Six Months Ended December 31, 2018 (Unaudited)	22.36	(0.03)	(2.29)	(2.32)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Six Months Ended December 31, 2018 (Unaudited)	22.76	(0.01)	(2.34)	(2.35)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)
Year Ended June 30, 2014	11.68	(0.02)	3.61	3.59	(0.64)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	22.87	— (g)	(2.35)	(2.35)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)
December 23, 2013 (f) through June 30, 2014	13.86	(0.01)	0.79	0.78	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.69	(10.96)%	$1,501,771	1.13%	(0.49)%	1.25%	20%
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46
14.24	30.69	717,564	1.24	(0.51)	1.31	62

15.36	(11.18)	660,694	1.64	(0.99)	1.75	20
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46
12.98	30.12	144,229	1.74	(1.01)	1.81	62

18.28	(10.82)	1,638,415	0.88	(0.23)	1.00	20
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46
14.50	31.03	975,175	1.05	(0.30)	1.06	62

17.62	(11.07)	49	1.39	(0.73)	1.97	20
21.68	22.39	43	1.41	(0.77)	1.59	31

17.70	(10.95)	321	1.13	(0.47)	1.35	20
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

18.28	(10.82)	13,470	0.88	(0.24)	1.00	20
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

18.65	(10.77)	100,007	0.73	(0.09)	0.85	20
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46
14.63	31.25	1,453,864	0.85	(0.11)	0.86	62

18.76	(10.71)	3,854,885	0.63	0.01	0.75	20
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46
14.64	5.63	271,958	0.80	(0.15)	0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations		Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$51.57	$0.12	$(5.52)	$(5.40)	$(0.13)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)
Year Ended June 30, 2014	38.10	(0.04)	10.25	10.21	(0.02)

Class C
Six Months Ended December 31, 2018 (Unaudited)	49.66	0.01	(5.31)	(5.30)	—
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—
Year Ended June 30, 2014	37.71	(0.24)	10.12	9.88	—

Class I
Six Months Ended December 31, 2018 (Unaudited)	52.32	0.21	(5.63)	(5.42)	(0.23)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)
Year Ended June 30, 2014	38.22	0.11	10.30	10.41	(0.10)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	51.08	0.05	(5.46)	(5.41)	(0.03)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—
March 14, 2014 (g) through June 30, 2014	42.92	(0.05)	2.01	1.96	(0.01)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	52.35	0.25	(5.64)	(5.39)	(0.31)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	52.39	0.26	(5.63)	(5.37)	(0.36)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$ (5.14)	$(5.27)	$40.90	(11.01)%	$354,294	1.13%	0.48%	1.26%	17%
(2.85)	(2.85)	51.57	12.37	402,897	1.17	0.01	1.25	31
(1.37)	(1.42)	48.53	16.61	378,055	1.24	(0.05)	1.37	38
(2.11)	(2.14)	42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
(2.06)	(2.08)	47.12	9.99	232,320	1.24	(0.06)	1.44	41
(3.38)	(3.40)	44.91	27.96	156,016	1.24	(0.08)	1.41	47

(5.14)	(5.14)	39.22	(11.23)	21,438	1.63	0.05	1.76	17
(2.85)	(2.85)	49.66	11.83	27,666	1.67	(0.50)	1.76	31
(1.37)	(1.37)	47.05	16.01	30,596	1.74	(0.56)	1.92	38
(2.11)	(2.11)	41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
(2.03)	(2.03)	46.16	9.44	25,597	1.74	(0.56)	1.91	41
(3.38)	(3.38)	44.21	27.34	20,018	1.74	(0.57)	1.93	47

(5.14)	(5.37)	41.53	(10.88)	268,432	0.88	0.80	1.00	17
(2.85)	(2.92)	52.32	12.68	326,026	0.89	0.26	1.00	31
(1.37)	(1.51)	49.13	17.01	778,378	0.89	0.30	1.08	38
(2.11)	(2.18)	43.41	(3.81)	622,440	0.90	0.25	1.20	39
(2.06)	(2.15)	47.47	10.35	1,773,929	0.89	0.29	1.16	41
(3.38)	(3.48)	45.15	28.45	1,773,321	0.89	0.27	1.18	47

(5.14)	(5.17)	40.50	(11.12)	416	1.38	0.21	1.58	17
(2.85)	(2.85)	51.08	12.09	443	1.43	(0.28)	1.57	31
(1.37)	(1.38)	48.21	16.30	600	1.49	(0.31)	1.69	38
(2.11)	(2.11)	42.75	(4.38)	688	1.50	(0.30)	1.81	39
(2.05)	(2.05)	46.98	9.71	823	1.49	(0.31)	1.69	41
—	(0.01)	44.87	4.56	688	1.47	(0.41)	1.60	47

(5.14)	(5.45)	41.51	(10.82)	5,279	0.73	0.97	0.86	17
(2.85)	(3.00)	52.35	12.83	6,499	0.75	0.47	0.85	31
(1.37)	(1.55)	49.17	17.14	1,804	0.79	0.40	0.87	38
(2.11)	(2.21)	43.43	(3.73)	2,840	0.80	0.42	0.91	39
(2.06)	(2.19)	47.49	10.49	1,636	0.79	0.43	0.88	41
—	(0.05)	45.15	4.77	91	0.78	0.27	0.91	47

(5.14)	(5.50)	41.52	(10.77)	1,767,615	0.63	0.99	0.75	17
(2.85)	(3.02)	52.39	12.93	1,970,177	0.67	0.51	0.75	31
(1.37)	(1.56)	49.18	17.18	1,619,045	0.74	0.45	0.75	38
(2.11)	(2.23)	43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
(2.06)	(2.20)	47.49	10.53	1,268,988	0.74	0.45	0.80	41
—	(0.05)	45.15	4.78	823,036	0.73	0.34	0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$30.84	$(0.10)		$(3.09)	$(3.19)	$(2.15)
Year Ended June 30, 2018	27.99	(0.19)		5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)		4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Class C
Six Months Ended December 31, 2018 (Unaudited)	24.37	(0.14)		(2.41)	(2.55)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)		4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Class I
Six Months Ended December 31, 2018 (Unaudited)	35.44	(0.06)		(3.57)	(3.63)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)		5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Class R2
Six Months Ended December 31, 2018 (Unaudited)	33.49	(0.15)		(3.36)	(3.51)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)		5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	35.23	(0.11)		(3.54)	(3.65)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)		5.85	5.66	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)
Class R4
Six Months Ended December 31, 2018 (Unaudited)	35.40	(0.07)		(3.56)	(3.63)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)		5.89	5.77	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)
Class R5
Six Months Ended December 31, 2018 (Unaudited)	35.85	(0.03)		(3.62)	(3.65)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)		5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Class R6
Six Months Ended December 31, 2018 (Unaudited)	36.00	(0.02)		(3.64)	(3.66)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)		5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(h)	8.19	8.19	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.50	(10.69)%	$810,019	1.23%	(0.63)%		1.28%	26%
30.84	18.39	934,982	1.23	(0.62)		1.30	56
27.99	19.52	915,226	1.23	(0.56)		1.36	41
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69

19.67	(10.90)	68,402	1.73	(1.14)		1.76	26
24.37	17.76	82,939	1.73	(1.12)		1.76	56
22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69

29.66	(10.54)	949,095	0.92	(0.32)		1.00	26
35.44	18.72	1,140,704	0.92	(0.30)		1.00	56
31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69

27.83	(10.80)	34,025	1.48	(0.88)		1.55	26
33.49	18.06	38,486	1.48	(0.87)		1.57	56
30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69

29.43	(10.66)	24,148	1.23	(0.63)		1.25	26
35.23	18.34	26,638	1.23	(0.54)		1.26	56
31.71	17.24	152	1.23	(0.54)		1.42	41

29.62	(10.55)	13,809	0.98	(0.38)		1.00	26
35.40	18.66	14,320	0.98	(0.33)		1.01	56
31.77	17.46	129	0.98	(0.23)		1.10	41

30.05	(10.48)	268,818	0.78	(0.18)		0.85	26
35.85	18.89	313,336	0.78	(0.16)		0.85	56
32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69

30.19	(10.46)	1,358,346	0.73	(0.13)		0.75	26
36.00	18.95	1,365,839	0.73	(0.11)		0.76	56
32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$39.24	$0.31		$(4.77)	$(4.46)	$(0.38)	$(2.16)	$(2.54)
Year Ended June 30, 2018	37.80	0.20		2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17		4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)

Class C
Six Months Ended December 31, 2018 (Unaudited)	37.68	0.20		(4.57)	(4.37)	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)		2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (g)	(1.45)	(1.45)

Class I
Six Months Ended December 31, 2018 (Unaudited)	39.70	0.35		(4.82)	(4.47)	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30		2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)

Class L
Six Months Ended December 31, 2018 (Unaudited)	40.21	0.38		(4.87)	(4.49)	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40		2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	37.64	0.22		(4.54)	(4.32)	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10		2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	38.97	0.25		(4.68)	(4.43)	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21		2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (h) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	39.56	0.32		(4.78)	(4.46)	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33		2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (h) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	40.15	0.36		(4.86)	(4.50)	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38		2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (h) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	40.19	0.33		(4.82)	(4.49)	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43		2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (h) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.23, $0.32 and $0.05 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.66%, 0.90% and 0.16% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.24	(11.71)%	$1,514,797	1.23%	1.57%		1.25%	7%
39.24	6.20	1,967,162	1.23	0.51		1.26	13
37.80	13.83	2,149,689	1.23	0.45		1.36	23
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25

30.98	(11.93)	164,325	1.74	1.09		1.75	7
37.68	5.65	214,331	1.74	(0.06)		1.75	13
36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25

32.59	(11.60)	2,323,938	0.98	1.74		1.00	7
39.70	6.44	2,985,882	0.98	0.77		1.00	13
38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25

32.98	(11.50)	9,701,063	0.74	1.91		0.85	7
40.21	6.73	11,795,588	0.74	1.00		0.86	13
38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25

30.86	(11.83)	68,776	1.49	1.18		1.51	7
37.64	5.93	82,108	1.49	0.26		1.51	13
36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25

31.97	(11.71)	61,548	1.24	1.29		1.27	7
38.97	6.17	62,576	1.24	0.55		1.25	13
37.67	12.70	19,262	1.24	0.87		1.35	23

32.43	(11.60)	22,364	0.99	1.63		1.00	7
39.56	6.45	17,859	0.99	0.83		1.00	13
38.16	12.89	3,537	0.99	1.26		1.10	23

32.95	(11.53)	73,299	0.83	1.79		0.85	7
40.15	6.61	84,457	0.84	0.96		0.85	13
38.67	13.06	30,334	0.84	1.18		1.02	23

32.96	(11.50)	1,094,040	0.73	1.63		0.75	7
40.19	6.71	1,073,888	0.74	1.08		0.75	13
38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$35.38	$0.32		$(3.14)	$(2.82)	$(0.46)	$(1.69)	$(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34		5.03	5.37	(0.16)	(0.70)	(0.86)

Class C
Six Months Ended December 31, 2018 (Unaudited)	35.20	0.23		(3.12)	(2.89)	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20		5.02	5.22	(0.05)	(0.70)	(0.75)

Class I
Six Months Ended December 31, 2018 (Unaudited)	35.60	0.34		(3.14)	(2.80)	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42		5.03	5.45	(0.20)	(0.70)	(0.90)

Class L
Six Months Ended December 31, 2018 (Unaudited)	35.62	0.41		(3.19)	(2.78)	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48		5.04	5.52	(0.25)	(0.70)	(0.95)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	35.22	0.30		(3.15)	(2.85)	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	35.11	0.27		(3.07)	(2.80)	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	35.47	0.35		(3.14)	(2.79)	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	35.57	0.35		(3.12)	(2.77)	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	35.60	0.39		(3.14)	(2.75)	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.41	(8.24)%	$1,113,086	1.14%	1.79%		1.25%	9%
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17
29.15	22.19	1,701,250	1.24	1.26		1.33	36

30.34	(8.48)	498,528	1.64	1.28		1.75	9
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17
29.08	21.58	402,880	1.74	0.74		1.83	36

30.55	(8.12)	2,224,973	0.89	1.90		1.00	9
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17
29.27	22.49	2,546,808	0.99	1.53		1.08	36

30.55	(8.06)	2,388,550	0.74	2.26		0.85	9
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17
29.31	22.77	3,042,506	0.74	1.77		0.93	36

30.26	(8.36)	36	1.39	1.69		2.12	9
35.22	5.54	38	1.41	0.78	(f)	1.61	23

30.08	(8.25)	1,763	1.14	1.53		1.27	9
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

30.42	(8.13)	15,703	0.89	1.96		1.00	9
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

30.49	(8.06)	6,310	0.74	1.92		0.85	9
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

30.51	(7.99)	3,628,398	0.64	2.16		0.75	9
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R2 Shares commenced operations on July 31, 2017 for JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund.

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,920,548	$—	$—	$7,920,548

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,468,073	$—	$—	$2,468,073

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,684,701	$—	$—	$3,684,701

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,359,003	$—	$—	$15,359,003

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,994,233	$—	$146	$9,994,379

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels for the six months ended December 31, 2018.

B. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Growth Advantage Fund	$592
Mid Cap Equity Fund	169
Mid Cap Growth Fund	461
Mid Cap Value Fund	568
Value Advantage Fund	214

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Growth Advantage Fund	$135,257	$138,088	$138,088
Mid Cap Equity Fund	47,406	47,708	47,708
Mid Cap Growth Fund	132,610	133,998	133,998
Mid Cap Value Fund	101,814	103,483	103,483
Value Advantage Fund	73,853	75,166	75,166

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$135,257	$(135,257)	$—
Mid Cap Equity Fund	47,406	(47,406)	—
Mid Cap Growth Fund	132,610	(132,610)	—
Mid Cap Value Fund	101,814	(101,814)	—
Value Advantage Fund	73,853	(73,853)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$6
Mid Cap Equity Fund	2
Mid Cap Growth Fund	5
Mid Cap Value Fund	6
Value Advantage Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$281,000	$169,000	$—	$—	$112,000	112,011	$446	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	220,791	194,703	—	—	26,088	26,088	146	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	218,911	977,746	1,129,123	—	—	67,534	67,534	2,606		—

Total	$218,911	$1,479,537	$1,492,826	$—	$—	$205,622		$3,198		$—

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Mid Cap Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$90,000	$50,000	$—	$—	$40,000	40,004	$125	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	71,460	63,752	—	—	7,708	7,708	44	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	80,883	313,222	354,781	—	—	39,324	39,324	917		—

Total	$80,883	$474,682	$468,533	$—	$—	$87,032		$1,086		$—

Mid Cap Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$216,000	$102,000	$—	$—	$114,000	114,011	$351	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	149,108	129,110	—	—	19,998	19,998	110	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	114,331	465,906	564,547	—	—	15,690	15,690	1,290		—

Total	$114,331	$831,014	$795,657	$—	$—	$149,688		$1,751		$—

Mid Cap Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$387,000	$298,000	$—		$—	$89,000	89,009	$428	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	244,810	230,327	—		—	14,483	14,483	140	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	511,256	960,010	1,185,122	—	(c)	—	286,144	286,144	6,229		—

Total	$511,256	$1,591,820	$1,713,449	$—	(c)	$—	$389,627		$6,797		$—

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

Value Advantage Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$122,000	$59,000	$—	$—	$63,000	63,006	$157	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	87,845	75,679	—	—	12,166	12,166	57	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	253,654	1,015,309	1,179,662	—	—	89,301	89,301	2,637		—

Total	$253,654	$1,225,154	$1,314,341	$—	$—	$164,467		$2,851		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$51	$23	$22	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$19	$117
Mid Cap Equity Fund
Transfer agency fees	12	1	4	n/a	—	(a)	n/a		n/a		—	(a)	9	26
Mid Cap Growth Fund
Transfer agency fees	142	4	17	n/a	11		—	(a)	—	(a)	2		21	197
Mid Cap Value Fund
Transfer agency fees	58	4	20	$338	5		7		—	(a)	—	(a)	8	440
Value Advantage Fund
Transfer agency fees	39	20	18	29	—	(a)	—	(a)	—	(a)	—	(a)	12	118

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$273	$10
Mid Cap Equity Fund	66	—
Mid Cap Growth Fund	50	—	(a)
Mid Cap Value Fund	11	—	(a)
Value Advantage Fund	89	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	0.89%	0.74%	0.64%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.24	1.74	0.93	n/a	1.49	1.24	0.99	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73	*
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

*

Prior to November 1, 2018, the contractual expense limitation for Class R6 Shares of Mid Cap Value Fund was 0.75%. The contractual expense percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$2,862	$1,908	$91	$4,861	$12
Mid Cap Equity Fund	906	604	13	1,523	—
Mid Cap Growth Fund	131	84	575	790	8
Mid Cap Value Fund	221	143	5,664	6,028	97
Value Advantage Fund	3,623	2,416	76	6,115	12

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 was as follows (amounts in thousands):

Growth Advantage Fund	$305
Mid Cap Equity Fund	98
Mid Cap Growth Fund	150
Mid Cap Value Fund	685
Value Advantage Fund	317

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,004,154	$1,745,429
Mid Cap Equity Fund	504,155	458,019
Mid Cap Growth Fund	1,178,578	998,632
Mid Cap Value Fund	1,217,379	1,628,658
Value Advantage Fund	954,437	1,240,799

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,577,283	$2,546,106	$202,841	$2,343,265
Mid Cap Equity Fund	1,963,953	637,589	133,469	504,120
Mid Cap Growth Fund	3,142,141	752,863	210,303	542,560
Mid Cap Value Fund	11,432,100	4,879,740	952,837	3,926,903
Value Advantage Fund	8,329,449	2,223,555	558,625	1,664,930

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 late year ordinary losses and post-October capital losses of (amounts in thousands):

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$10,229
Mid Cap Growth Fund	6,257

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility during the six months ended December 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mid Cap Equity Fund	$13,588	2.71%	1	$1

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2018 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$10,500	3.38%	1	$1
Value Advantage Fund	$27,500	3.38%	1	$3

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	4	12.1%	3	15.1%
Mid Cap Equity Fund	—	—	4	23.3
Mid Cap Growth Fund	—	—	7	15.8
Mid Cap Value Fund	—	—	8	33.0
Value Advantage Fund	—	—	6	22.0

As of December 31, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	28.3%
Mid Cap Equity Fund	48.0
Value Advantage Fund	22.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$890.40	$5.38	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	888.20	7.81	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	891.80	4.20	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	889.30	6.62	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	890.50	5.38	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	891.80	4.20	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	892.30	3.48	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	892.90	3.01	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$889.90	$5.38	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	887.70	7.76	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	891.20	4.19	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	888.80	6.57	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R5
Actual	1,000.00	891.80	3.48	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	892.30	3.00	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	893.10	5.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	891.00	8.25	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	894.60	4.39	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	892.00	7.06	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	893.40	5.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	894.50	4.68	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	895.20	3.73	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R6
Actual	1,000.00	895.40	3.49	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	882.90	5.84	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	880.70	8.25	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	884.00	4.65	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$885.00	$3.52	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R2
Actual	1,000.00	881.70	7.07	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	882.90	5.88	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	884.00	4.70	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	884.70	3.94	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	885.00	3.47	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	917.60	5.51	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	915.20	7.92	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	918.80	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class L
Actual	1,000.00	919.40	3.58	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R2
Actual	1,000.00	916.40	6.71	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	917.50	5.51	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	918.70	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R5
Actual	1,000.00	919.40	3.58	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R6
Actual	1,000.00	920.10	3.10	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31,

2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the third, fourth and third quintiles based upon the Peer Group, and in the second, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the second, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, third and first quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the third, second and third quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I Shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for Class A shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-MC-1218

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2018 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned (6.85)% and the Russell 2000 Index returned (17.35)%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(16.33)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$212,971

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection and overweight position in the information technology sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and communications sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amedisys Inc., Elastic NV and Okta Inc. Shares of Amedisys, a home health care and hospice care provider, rose after the company reported better-than-expected results for the second and third quarters of 2018. Shares of Elastic, a provider of open source search and data analytics services not held in the Benchmark, rose following its fourth quarter 2018 initial public stock offering and after the company reported strong revenue growth in its first quarterly report to shareholders. Shares of Okta, a provider of security identify and access management software not held in the Benchmark, rose after the company reported growth in subscription revenue and higher-than-expected free cash flow margins in the second quarter of 2018 and after the company raised its full-year 2018 revenue forecast.

Leading individual detractors from performance relative included the Fund’s overweight positions in OptiNose Inc., Boyd Gaming Corp. and Texas Capital Bancshares Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid negative investor reaction to the company’s move to a “zero co-pay” strategy for its products. Shares of Boyd Gaming, a casinos and gaming company, fell after the company reported lower-than-expected earnings for the third quarter of 2018. Shares of Texas Capital Bancshares, a bank not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

During the reporting period, 2018, the Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. With the effectiveness of the investment strategy change, the portfolio managers positioned the Fund to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Disposal Services, Inc.	1.0%
2.	Envestnet, Inc.	1.0
3.	Performance Food Group Co.	1.0
4.	Wolverine World Wide, Inc.	0.9
5.	Ollie’s Bargain Outlet Holdings, Inc.	0.9
6.	Entegris, Inc.	0.9
7.	Trex Co., Inc.	0.8
8.	ITT, Inc.	0.8
9.	Inphi Corp.	0.8
10.	Hudson Ltd., Class A	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Industrials	15.9
Health Care	13.6
Consumer Discretionary	11.7
Financials	10.9
Investment of cash collateral from securities loaned	10.6
Real Estate	4.2
Communication Services	3.4
Utilities	2.9
Consumer Staples	2.4
Materials	1.9
Energy	1.9
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		(20.73)%	(8.72)%	6.26%	13.81%
Without Sales Charge		(16.33)	(3.67)	7.42	14.42
CLASS C SHARES	January 7, 1998
With CDSC***		(17.57)	(5.19)	6.87	13.83
Without CDSC		(16.57)	(4.19)	6.87	13.83
CLASS I SHARES	April 5, 1999	(16.22)	(3.43)	7.69	14.78
CLASS R6 SHARES	July 2, 2018	(16.12)	(3.19)	7.97	15.13

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	(18.49)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$287,036

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the industrial cyclical and media sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the systems hardware sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tenet Healthcare Corp., Cooper Standard Holdings Inc. and Acco Brands Corp. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected results for the third quarter of 2018 amid challenging market conditions, particularly in Asia and Europe. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and lowered its earnings forecast for the full year 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in Renewable Energy Group Inc., Molina Healthcare Inc. and Helen of Troy Corp. Shares of Renewable Energy Group, a producer of biofuel and renewable chemicals, rose after the company reported better-than-expected revenue and cash flow. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the second quarter of 2018 and raised its full year 2018 forecast amid continued growth. Shares of Helen of Troy, a maker of personal care products and household appliances, rose after the company reported better-than-expected sales for its fiscal second quarter and raised its revenue and earnings forecast for the full fiscal year.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Helen of Troy Ltd.	1.1%
2.	First BanCorp (Puerto Rico)	1.0
3.	Tech Data Corp.	1.0
4.	Fabrinet (Thailand)	1.0
5.	Integer Holdings Corp.	0.9
6.	Travelport Worldwide Ltd.	0.9
7.	Cornerstone OnDemand, Inc.	0.9
8.	TCF Financial Corp.	0.9
9.	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	0.9
10.	FirstCash, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	16.0%
Financials	15.2
Health Care	14.8
Information Technology	13.9
Consumer Discretionary	8.9
Real Estate	7.5
Investment of cash collateral from securities loaned	6.1
Materials	3.6
Energy	3.2
Utilities	2.6
Communication Services	2.1
Consumer Staples	2.0
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		(22.88)%	(16.82)%	3.54%	11.76%
Without Sales Charge		(18.60)	(12.20)	4.66	12.36
CLASS C SHARES	May 31, 2016
With CDSC***		(19.79)	(13.64)	4.40	12.22
Without CDSC		(18.79)	(12.64)	4.40	12.22
CLASS I SHARES	January 3, 2017	(18.49)	(11.99)	4.82	12.45
CLASS R2 SHARES	July 31, 2017	(18.68)	(12.41)	4.18	11.71
CLASS R3 SHARES	July 31, 2017	(18.58)	(12.20)	4.44	11.99
CLASS R4 SHARES	July 31, 2017	(18.49)	(11.97)	4.70	12.27
CLASS R5 SHARES	January 1, 1997	(18.42)	(11.82)	4.91	12.49
CLASS R6 SHARES	May 31, 2016	(18.39)	(11.76)	4.94	12.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(14.07)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$5,573,546

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the materials & processing sector and the health care sector was a leading contributor to performance relative to the Benchmark, while the Fund’ security selection in the financial services sector and its underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in National Retail Properties Inc., Aptargroup Inc. and Brady Corp. Shares of National Retail Properties, a retail sector real estate investment trust not held in the Benchmark, rose as investors sought the defensive characteristics of the company amid financial market volatility in the fourth quarter of 2018. Shares of Aptargroup, a maker of consumer product dispensers not held in the Benchmark, rose on news that it would acquire CSP Technologies. Shares of Brady, a maker of specialty materials and product identification systems, rose after the company reported better-than-expected quarterly earnings and revenue and raised its 2019 forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Core Laboratories NV, SRC Energy Inc. and Patterson-UTI Energy Inc. Shares of Core Laboratories, a provider of analytics and services to petroleum and natural gas producers not held in the Benchmark, fell due to delays in international development activity and a decline in global oil prices. Shares of SRC Energy, and oil and gas exploration company, fell after the company reported lower-than-expected results for the second quarter of 2018 and reduced its production forecast. Shares of Patterson-UTI Energy, a provider of oil and gas drilling services not held in the Benchmark, fell due to a decline in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pool Corp.	2.8%
2.	AptarGroup, Inc.	2.6
3.	Toro Co. (The)	2.5
4.	Performance Food Group Co.	2.1
5.	National Retail Properties, Inc.	2.1
6.	Brady Corp., Class A	1.7
7.	West Pharmaceutical Services, Inc.	1.6
8.	RBC Bearings, Inc.	1.6
9.	Portland General Electric Co.	1.6
10.	Encompass Health Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	20.2%
Financials	16.8
Health Care	11.7
Information Technology	10.6
Consumer Discretionary	9.2
Real Estate	7.8
Materials	7.8
Consumer Staples	3.4
Utilities	3.1
Investment of cash collateral from securities loaned	2.8
Communication Services	2.0
Energy	1.9
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		(18.59)%	(14.00)%	4.86%	13.19%
Without Sales Charge		(14.07)	(9.24)	6.00	13.81
CLASS C SHARES	February 19, 2005
With CDSC***		(15.29)	(10.69)	5.47	13.24
Without CDSC		(14.29)	(9.69)	5.47	13.24
CLASS I SHARES	May 7, 1996	(13.96)	(8.99)	6.31	14.14
CLASS R2 SHARES	November 3, 2008	(14.17)	(9.45)	5.74	13.52
CLASS R3 SHARES	September 9, 2016	(14.07)	(9.23)	6.01	13.81
CLASS R4 SHARES	September 9, 2016	(13.97)	(9.01)	6.30	14.14
CLASS R5 SHARES	May 15, 2006	(13.87)	(8.83)	6.52	14.37
CLASS R6 SHARES	May 31, 2016	(13.84)	(8.77)	6.55	14.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(17.00)%
Russell 2000 Growth Index	(17.33)%

Net Assets as of 12/31/2018 (In Thousands)	$2,059,146

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the materials & processing sector and its security selection and overweight position in the technology sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position and security selection in the financial service sector and its security selection in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amedisys Inc., Okta Inc. and Ciena Corp. Shares of Amedisys, a home health care and hospice care provider, rose after the company reported better-than-expected results for the second and third quarters of 2018. Shares of Okta, a provider of security identify and access management software not held in the Benchmark, rose after the company reported growth in subscription revenue and higher-than-expected free cash flow margins in the second quarter of 2018 and after the company raised its full-year 2018 revenue forecast. Shares of Ciena, a provider of network and communications infrastructure not held in the Benchmark, rose following several quarters of revenue growth and better-than-expected margins.

Leading individual detractors from relative performance included the Fund’s overweight positions in OptiNose Inc., Floor & Décor Holdings Inc. and Texas Capital Bancshares Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid negative investor reaction to the company’s move to a “zero co-pay” strategy for its products. Shares of Floor & Décor Holdings, a retailer of hard surface flooring that was not held in the Benchmark, fell after the company issued a weak sales forecast amid decelerating demand in the housing market. Shares of Texas Capital Bancshares, a bank that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Disposal Services, Inc.	1.8%
2.	Envestnet, Inc.	1.7
3.	Performance Food Group Co.	1.7
4.	Wolverine World Wide, Inc.	1.6
5.	Ollie’s Bargain Outlet Holdings, Inc.	1.6
6.	Entegris, Inc.	1.6
7.	Trex Co., Inc.	1.5
8.	Inphi Corp.	1.4
9.	Hudson Ltd., Class A	1.4
10.	Teladoc Health, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.1%
Health Care	21.9
Industrials	17.5
Consumer Discretionary	15.3
Investment of cash collateral from securities loaned	6.6
Consumer Staples	3.1
Financials	2.8
Communication Services	2.8
Real Estate	1.5
Others (each less than 1.0%)	1.5
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		(21.35)%	(9.81)%	6.02%	14.82%
Without Sales Charge		(17.00)	(4.82)	7.17	15.43
CLASS C SHARES	November 4, 1997
With CDSC***		(18.26)	(6.30)	6.61	14.83
Without CDSC		(17.26)	(5.30)	6.61	14.83
CLASS I SHARES	March 26, 1996	(16.94)	(4.61)	7.43	15.73
CLASS L SHARES	February 19, 2005	(16.83)	(4.41)	7.60	15.90
CLASS R2 SHARES	November 3, 2008	(17.09)	(5.05)	6.90	15.14
CLASS R3 SHARES	July 31, 2017	(17.00)	(4.82)	7.17	15.43
CLASS R4 SHARES	July 31, 2017	(16.91)	(4.63)	7.43	15.72
CLASS R5 SHARES	September 9, 2016	(16.83)	(4.47)	7.59	15.90
CLASS R6 SHARES	November 30, 2010	(16.82)	(4.38)	7.69	15.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(18.60)%
Russell 2000 Value Index	(17.36)%

Net Assets as of 12/31/2018 (In Thousands)	$1,470,401

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the industrial cyclical and real estate investment trust sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and basic materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Penn National Gaming Inc. and Dillard’s Inc. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and lowered its earnings forecast for the full year 2018. Shares of Penn National Gaming, a casino and racetrack operator, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and issued a fourth quarter 2018 forecast that was below analysts’ expectations. Shares of Dillard’s, a retail chain, fell after the company reported elevated inventory growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in Xperi Corp., FTI Consulting Inc. and K12 Inc. Shares of Xperi, a semiconductor manufacturer, rose after the company raised its earnings forecast for the fourth quarter and the full year 2018 following the settlement of litigation with Samsung Electronics Co. Shares of FTI Consulting, a provider of business advisory services, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2018 and raised its forecast for the full year 2018. Shares of K12, a provider of educations products and technologies, rose after the company reported better-than-expected quarterly earnings and revenue for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.3%
2.	Pebblebrook Hotel Trust	1.2
3.	GEO Group, Inc. (The)	1.1
4.	Westamerica Bancorp	1.1
5.	Abercrombie & Fitch Co., Class A	1.1
6.	KB Home	1.0
7.	FTI Consulting, Inc.	1.0
8.	Beneficial Bancorp, Inc.	1.0
9.	EMCOR Group, Inc.	1.0
10.	Xperi Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.6%
Industrials	11.5
Information Technology	10.9
Consumer Discretionary	9.9
Real Estate	9.7
Utilities	6.5
Investment of cash collateral from securities loaned	6.2
Health Care	5.1
Energy	4.7
Materials	3.5
Communication Services	1.9
Consumer Staples	1.7
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		(22.98)%	(18.77)%	0.80%	9.83%
Without Sales Charge		(18.71)	(14.27)	1.90	10.42
CLASS C SHARES	March 22, 1999
With CDSC***		(19.87)	(15.67)	1.31	9.76
Without CDSC		(18.87)	(14.67)	1.31	9.76
CLASS I SHARES	January 27, 1995	(18.60)	(14.04)	2.15	10.69
CLASS R2 SHARES	November 3, 2008	(18.79)	(14.48)	1.63	10.13
CLASS R3 SHARES	September 9, 2016	(18.72)	(14.27)	1.88	10.40
CLASS R4 SHARES	September 9, 2016	(18.59)	(14.05)	2.13	10.67
CLASS R5 SHARES	May 15, 2006	(18.53)	(13.93)	2.27	10.81
CLASS R6 SHARES	February 22, 2005	(18.50)	(13.85)	2.38	10.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(18.01)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$1,332,085

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the industrial cyclical and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and pharmaceutical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Tenet Healthcare Corp. and Rambus Inc. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and lowered its earnings forecast for the full year 2018. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal. Shares of Rambus, a maker of semiconductors and related products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and forecast a flat outlook for 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mallinckrodt PLC, Molina Healthcare Inc. and Integer Holdings Corp. Shares of Mallinckrodt, a specialty pharmaceuticals company, rose after the company reported better-than-expected revenue and earnings for the third quarter of 2018 and raised its earnings forecast for the full year 2018. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the second quarter of 2018 and raised its full year 2018 forecast amid continued growth. Shares of Integer Holdings, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018 and raised its full year 2018 forecast.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Brinker International, Inc.	1.2%
2.	EMCOR Group, Inc.	1.2
3.	Integer Holdings Corp.	1.2
4.	Banner Corp.	1.2
5.	KB Home	1.1
6.	Aspen Technology, Inc.	1.0
7.	Fair Isaac Corp.	1.0
8.	Darling Ingredients, Inc.	1.0
9.	Abercrombie & Fitch Co., Class A	0.9
10.	RH	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	15.4%
Financials	14.9
Information Technology	14.6
Industrials	13.2
Consumer Discretionary	13.0
Investment of cash collateral from securities loaned	7.6
Real Estate	5.8
Energy	3.3
Materials	3.0
Communication Services	2.9
Utilities	2.8
Consumer Staples	1.8
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		(22.47)%	(17.01)%	2.46%	12.07%
Without Sales Charge		(18.16)	(12.44)	3.57	12.67
CLASS C SHARES	November 1, 2007
With CDSC***		(19.40)	(13.90)	3.04	12.10
Without CDSC		(18.40)	(12.90)	3.04	12.10
CLASS I SHARES	September 10, 2001	(18.04)	(12.17)	3.84	12.95
CLASS L SHARES	November 4, 1993	(18.01)	(12.08)	4.01	13.15
CLASS R2 SHARES	November 1, 2011	(18.26)	(12.67)	3.31	12.48
CLASS R3 SHARES	September 9, 2016	(18.20)	(12.45)	3.56	12.67
CLASS R4 SHARES	September 9, 2016	(18.12)	(12.28)	3.83	12.94
CLASS R5 SHARES	September 9, 2016	(17.99)	(12.05)	4.01	13.15
CLASS R6 SHARES	November 1, 2011	(17.94)	(11.97)	4.11	13.22

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the

Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 1.5%

Curtiss-Wright Corp.	5	460

HEICO Corp. (a)	13	1,039

Hexcel Corp.	20	1,153

National Presto Industries, Inc.	5	532

		3,184

Auto Components — 0.4%

Cooper-Standard Holdings, Inc.*	5	304

LCI Industries	3	215

Tower International, Inc.	16	370

		889

Automobiles — 0.3%

Winnebago Industries, Inc.	30	732

Banks — 6.9%

1st Source Corp.	20	807

BancFirst Corp.	9	449

Camden National Corp.	22	807

City Holding Co.	9	577

Community Trust Bancorp, Inc.	23	911

First Busey Corp.	32	785

First Commonwealth Financial Corp.	74	895

First Financial Bancorp	34	802

First Merchants Corp.	17	585

Heritage Commerce Corp.	41	466

Heritage Financial Corp.	31	916

Independent Bank Corp.	19	390

Independent Bank Corp.	6	437

Lakeland Bancorp, Inc.	26	391

Mercantile Bank Corp.	15	413

NBT Bancorp, Inc.	16	537

Park National Corp.	7	619

S&T Bancorp, Inc.	25	955

Sandy Spring Bancorp, Inc.	25	774

Signature Bank	4	426

Texas Capital Bancshares, Inc.*	10	502

Tompkins Financial Corp.	8	589

Trustmark Corp. (a)	23	650

		14,683

Beverages — 0.4%

Primo Water Corp.*	57	803

Biotechnology — 6.7%

ACADIA Pharmaceuticals, Inc.* (a)	18	288

Adverum Biotechnologies, Inc.*	107	338

Atara Biotherapeutics, Inc.* (a)	30	1,027

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Avrobio, Inc.*	21	347

Bellicum Pharmaceuticals, Inc.*	73	214

Biohaven Pharmaceutical Holding Co. Ltd.*	35	1,295

Clementia Pharmaceuticals, Inc. (Canada)*	54	640

Coherus Biosciences, Inc.* (a)	74	671

Exact Sciences Corp.* (a)	16	1,013

FibroGen, Inc.*	25	1,141

G1 Therapeutics, Inc.* (a)	24	466

Global Blood Therapeutics, Inc.* (a)	8	310

Halozyme Therapeutics, Inc.*	93	1,357

Homology Medicines, Inc.* (a)	51	1,135

Intercept Pharmaceuticals, Inc.*	6	578

Portola Pharmaceuticals, Inc.* (a)	15	301

REGENXBIO, Inc.* (a)	21	876

Rubius Therapeutics, Inc.* (a)	12	195

Sage Therapeutics, Inc.*	5	514

Spark Therapeutics, Inc.* (a)	21	823

Twist Bioscience Corp.*	29	667

		14,196

Building Products — 3.6%

Advanced Drainage Systems, Inc.	67	1,621

American Woodmark Corp.*	6	334

CSW Industrials, Inc.*	11	548

Lennox International, Inc.	9	1,863

Simpson Manufacturing Co., Inc. (a)	14	758

Trex Co., Inc.*	34	2,020

Universal Forest Products, Inc.	18	461

		7,605

Capital Markets — 1.6%

Evercore, Inc., Class A	21	1,523

LPL Financial Holdings, Inc.	14	857

PennantPark Investment Corp.	105	670

WisdomTree Investments, Inc.	38	251

		3,301

Chemicals — 2.2%

Ferro Corp.*	74	1,158

Innophos Holdings, Inc.	26	638

Innospec, Inc.	12	753

Quaker Chemical Corp. (a)	3	592

Sensient Technologies Corp. (a)	13	706

Stepan Co.	10	740

		4,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Commercial Services & Supplies — 2.7%

Advanced Disposal Services, Inc.*	104	2,483

Brady Corp., Class A	19	804

Deluxe Corp.	12	469

Kimball International, Inc., Class B	27	383

MSA Safety, Inc.	12	1,096

UniFirst Corp.	4	572

		5,807

Communications Equipment — 1.8%

Ciena Corp.*	48	1,614

EchoStar Corp., Class A*	12	441

NETGEAR, Inc.* (a)	14	721

Quantenna Communications, Inc.*	76	1,098

		3,874

Construction & Engineering — 0.2%

Comfort Systems USA, Inc.	12	524

Distributors — 0.7%

Pool Corp. (a)	11	1,594

Diversified Consumer Services — 0.8%

Bright Horizons Family Solutions, Inc.*	16	1,798

Diversified Telecommunication Services — 0.5%

Cincinnati Bell, Inc.* (a)	70	544

Vonage Holdings Corp.*	57	497

		1,041

Electric Utilities — 0.7%

El Paso Electric Co.	12	626

Portland General Electric Co.	20	922

		1,548

Electrical Equipment — 0.5%

EnerSys	9	732

nVent Electric plc (United Kingdom)	17	382

		1,114

Electronic Equipment, Instruments & Components — 1.5%

ePlus, Inc.*	8	571

Littelfuse, Inc. (a)	8	1,344

SYNNEX Corp. (a)	11	870

Tech Data Corp.*	6	491

		3,276

Energy Equipment & Services — 0.1%

Forum Energy Technologies, Inc.* (a)	53	220

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.5%

Cinemark Holdings, Inc.	9	319

Glu Mobile, Inc.*	119	959

World Wrestling Entertainment, Inc., Class A (a)	25	1,860

		3,138

Equity Real Estate Investment Trusts (REITs) — 4.4%

American Campus Communities, Inc.	19	767

American Homes 4 Rent, Class A	37	735

Brixmor Property Group, Inc.	48	698

CubeSmart	24	700

Equity Commonwealth	24	722

Highwoods Properties, Inc.	32	1,242

JBG SMITH Properties	21	728

Rayonier, Inc.	25	692

Rexford Industrial Realty, Inc.	22	662

RLJ Lodging Trust	39	645

Sunstone Hotel Investors, Inc.	53	694

Terreno Realty Corp.	13	441

Washington (a)	24	553

		9,279

Food & Staples Retailing — 1.1%

Performance Food Group Co.*	74	2,375

Food Products — 0.8%

Flowers Foods, Inc. (a)	28	512

Freshpet, Inc.* (a)	36	1,149

		1,661

Gas Utilities — 1.3%

Chesapeake Utilities Corp.	9	764

ONE Gas, Inc.	13	1,037

Southwest Gas Holdings, Inc. (a)	12	918

		2,719

Health Care Equipment & Supplies — 2.4%

GenMark Diagnostics, Inc.* (a)	81	392

Insulet Corp.* (a)	18	1,409

iRhythm Technologies, Inc.* (a)	20	1,411

LivaNova plc*	9	779

Nevro Corp.*	21	836

TransEnterix, Inc.*	131	297

		5,124

Health Care Providers & Services — 2.2%

Acadia Healthcare Co., Inc.*	26	656

Amedisys, Inc.*	16	1,886

Encompass Health Corp. (a)	11	679

Ensign Group, Inc. (The)	11	431

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Providers & Services — continued

Providence Service Corp. (The)*	12	720

Tivity Health, Inc.*	16	391

		4,763

Health Care Technology — 1.5%

Evolent Health, Inc., Class A* (a)	68	1,353

Teladoc Health, Inc.* (a)	39	1,939

		3,292

Hotels, Restaurants & Leisure — 3.4%

Boyd Gaming Corp. (a)	74	1,532

Cheesecake Factory, Inc. (The) (a)	15	666

Cracker Barrel Old Country Store, Inc. (a)	4	575

Jack in the Box, Inc.	6	480

Planet Fitness, Inc., Class A*	19	1,036

Red Rock Resorts, Inc., Class A (a)	44	897

Ruth’s Hospitality Group, Inc.	16	364

Texas Roadhouse, Inc.	28	1,665

		7,215

Household Durables — 0.6%

Helen of Troy Ltd.*	5	656

TRI Pointe Group, Inc.* (a)	56	610

		1,266

Insurance — 1.6%

Argo Group International Holdings Ltd.	3	211

James River Group Holdings Ltd.	7	267

Old Republic International Corp.	34	693

Safety Insurance Group, Inc.	7	552

Selective Insurance Group, Inc.	17	1,060

Third Point Reinsurance Ltd. (Bermuda)*	55	530

		3,313

Interactive Media & Services — 0.3%

Cars.com, Inc.*	28	602

Internet & Direct Marketing Retail — 0.9%

Farfetch Ltd., Class A (United Kingdom)*	44	785

GrubHub, Inc.* (a)	7	540

Liberty Expedia Holdings, Inc., Class A*	13	508

		1,833

IT Services — 3.0%

CSG Systems International, Inc.	22	705

ManTech International Corp., Class A	17	890

MAXIMUS, Inc.	12	785

MongoDB, Inc.* (a)	3	276

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Okta, Inc.*	25	1,626

Science Applications International Corp.	11	707

Sykes Enterprises, Inc.*	19	472

Wix.com Ltd. (Israel)* (a)	10	907

		6,368

Leisure Products — 0.2%

Callaway Golf Co.	34	515

Machinery — 4.7%

Alamo Group, Inc. (a)	8	651

Blue Bird Corp.* (a)	32	573

Crane Co.	8	608

Graco, Inc.	34	1,406

Hillenbrand, Inc.	15	569

ITT, Inc.	42	2,007

John Bean Technologies Corp.	17	1,251

Kadant, Inc.	8	611

Mueller Industries, Inc.	21	499

Oshkosh Corp.	17	1,021

Standex International Corp.	7	492

Woodward, Inc.	4	326

		10,014

Marine — 0.4%

Kirby Corp.* (a)	14	939

Media — 1.6%

Cable One, Inc.	1	682

Emerald Expositions Events, Inc.	30	369

Hemisphere Media Group, Inc.*	35	430

John Wiley & Sons, Inc., Class A	10	470

Liberty Latin America Ltd., Class C (Chile)*	29	422

MSG Networks, Inc., Class A*	21	496

New York Times Co. (The), Class A	22	486

		3,355

Multiline Retail — 1.1%

Big Lots, Inc. (a)	5	145

Ollie’s Bargain Outlet Holdings, Inc.* (a)	33	2,188

		2,333

Multi-Utilities — 0.3%

Unitil Corp.	15	739

Oil, Gas & Consumable Fuels — 2.0%

Antero Midstream GP LP (a)	40	446

Callon Petroleum Co.*	67	433

Centennial Resource Development, Inc., Class A* (a)	63	697

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

CNX Resources Corp.*	45	512

Delek US Holdings, Inc.	17	541

Matador Resources Co.*	22	334

PDC Energy, Inc.*	7	218

Peabody Energy Corp.	8	257

SemGroup Corp., Class A	30	411

WildHorse Resource Development Corp.*	28	396

		4,245

Personal Products — 0.4%

Inter Parfums, Inc.	12	764

Pharmaceuticals — 2.4%

Horizon Pharma plc*	88	1,716

Nektar Therapeutics*	12	409

Optinose, Inc.*	49	301

Prestige Consumer Healthcare, Inc.*	9	274

Revance Therapeutics, Inc.* (a)	46	927

TherapeuticsMD, Inc.*	211	806

Tricida, Inc.* (a)	27	625

		5,058

Professional Services — 0.4%

Insperity, Inc.	4	363

Korn/Ferry International	12	491

		854

Real Estate Management & Development — 0.3%

RE/MAX Holdings, Inc., Class A	22	671

Road & Rail — 1.0%

Marten Transport Ltd.	37	602

Saia, Inc.*	26	1,477

		2,079

Semiconductors & Semiconductor Equipment — 3.8%

Cabot Microelectronics Corp.	4	424

Entegris, Inc.	78	2,176

Inphi Corp.* (a)	61	1,969

MKS Instruments, Inc.	22	1,428

Monolithic Power Systems, Inc.	15	1,694

Versum Materials, Inc.	17	471

		8,162

Software — 10.3%

2U, Inc.* (a)	17	862

Anaplan, Inc.*	32	840

Cloudera, Inc.* (a)	110	1,218

Elastic NV* (a)	12	828

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Envestnet, Inc.*	48	2,381

HubSpot, Inc.* (a)	15	1,881

Instructure, Inc.* (a)	30	1,111

LogMeIn, Inc.	5	408

New Relic, Inc.*	9	696

Nutanix, Inc., Class A*	20	820

Paycom Software, Inc.*	11	1,394

Pluralsight, Inc., Class A* (a)	39	923

Progress Software Corp.	21	748

Proofpoint, Inc.*	15	1,216

RingCentral, Inc., Class A*	18	1,506

SailPoint Technologies Holding, Inc.* (a)	68	1,588

Smartsheet, Inc., Class A*	35	877

Zendesk, Inc.*	30	1,756

Zscaler, Inc.* (a)	23	918

		21,971

Specialty Retail — 2.7%

Floor & Decor Holdings, Inc., Class A* (a)	19	480

Hudson Ltd., Class A* (a)	114	1,955

Lithia Motors, Inc., Class A (a)	16	1,212

National Vision Holdings, Inc.*	61	1,717

Williams-Sonoma, Inc. (a)	8	404

		5,768

Textiles, Apparel & Luxury Goods — 1.9%

Carter’s, Inc.	7	550

Columbia Sportswear Co. (a)	8	708

Movado Group, Inc.	17	538

Wolverine World Wide, Inc.	69	2,194

		3,990

Thrifts & Mortgage Finance — 2.3%

Axos Financial, Inc.* (a)	20	508

First Defiance Financial Corp.	28	693

Meridian Bancorp, Inc.	54	780

TrustCo Bank Corp.	114	784

Washington Federal, Inc. (a)	32	854

Waterstone Financial, Inc.	27	454

WSFS Financial Corp.	19	720

		4,793

Trading Companies & Distributors — 2.8%

Applied Industrial Technologies, Inc.	36	1,952

H&E Equipment Services, Inc.	37	755

MSC Industrial Direct Co., Inc., Class A	5	384

Rush Enterprises, Inc., Class A	48	1,665

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Trading Companies & Distributors — continued

SiteOne Landscape Supply, Inc.* (a)	20	1,109

		5,865

Water Utilities — 0.9%

American States Water Co.	13	903

Middlesex Water Co.	18	935

		1,838

Total Common Stocks (Cost $194,230)		207,677

Short-Term Investments — 2.5%

Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $5,375)	5,375	5,375

Investment of Cash Collateral from Securities Loaned — 11.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	19,002	19,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	6,185	6,185

Total Investment of Cash Collateral from Securities Loaned (Cost $25,185)		25,185

Total Investments — 111.9% (Cost $224,790)		238,237
Liabilities in Excess of Other Assets — (11.9%)		(25,266)

NET ASSETS — 100.0%		212,971

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $24,891,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Aerospace & Defense — 0.9%

AAR Corp.	21	786

Engility Holdings, Inc.*	17	474

Moog, Inc., Class A	4	333

Vectrus, Inc.*	45	982

		2,575

Air Freight & Logistics — 0.1%

Forward Air Corp.	3	154

Airlines — 0.6%

Hawaiian Holdings, Inc.	13	340

SkyWest, Inc.	32	1,432

		1,772

Auto Components — 1.7%

American Axle & Manufacturing Holdings, Inc.*	108	1,203

Cooper-Standard Holdings, Inc.*	22	1,364

Dana, Inc.	22	294

Modine Manufacturing Co.*	7	76

Stoneridge, Inc.*	2	51

Tenneco, Inc., Class A	65	1,786

Tower International, Inc.	6	153

		4,927

Banks — 9.6%

Bancorp, Inc. (The)*	61	489

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	88	2,765

Cathay General Bancorp	10	346

Central Valley Community Bancorp	4	76

Community Trust Bancorp, Inc.	2	72

East West Bancorp, Inc.	39	1,683

Enterprise Financial Services Corp.	2	75

Fidelity Southern Corp.	18	475

Financial Institutions, Inc.	23	601

First BanCorp (Puerto Rico)	366	3,150

First Business Financial Services, Inc.	6	117

First Community Bancshares, Inc.	7	229

First Financial Bancorp	7	173

First Merchants Corp.	46	1,576

Fulton Financial Corp. (a)	65	1,012

Hancock Whitney Corp.	49	1,701

Hanmi Financial Corp.	43	851

IBERIABANK Corp.	7	433

NBT Bancorp, Inc.	4	140

Northeast Bancorp	5	85

Pacific Mercantile Bancorp*	6	44

PacWest Bancorp	31	1,043

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Popular, Inc. (Puerto Rico)	55	2,596

Premier Financial Bancorp, Inc.	3	49

Shore Bancshares, Inc.	8	116

Sierra Bancorp	4	90

TCF Financial Corp.	143	2,777

Towne Bank	2	58

TriCo Bancshares	5	185

TriState Capital Holdings, Inc.*	9	177

Umpqua Holdings Corp.	101	1,609

United Community Banks, Inc.	23	489

Wintrust Financial Corp.	34	2,254

		27,536

Biotechnology — 5.8%

Acorda Therapeutics, Inc.*	12	189

Aduro Biotech, Inc.*	78	207

Akebia Therapeutics, Inc.* (a)	44	243

Allena Pharmaceuticals, Inc.*	33	179

AMAG Pharmaceuticals, Inc.*	43	647

Amicus Therapeutics, Inc.* (a)	74	707

AnaptysBio, Inc.*	8	517

Aptinyx, Inc.* (a)	1	17

Arrowhead Pharmaceuticals, Inc.* (a)	48	591

Audentes Therapeutics, Inc.*	19	401

Bellicum Pharmaceuticals, Inc.*	121	354

Bluebird Bio, Inc.* (a)	5	496

Blueprint Medicines Corp.* (a)	11	571

Cara Therapeutics, Inc.*	22	281

Catalyst Pharmaceuticals, Inc.*	155	297

Coherus Biosciences, Inc.*	48	430

Concert Pharmaceuticals, Inc.*	24	305

Dynavax Technologies Corp.* (a)	43	392

Esperion Therapeutics, Inc.* (a)	11	511

FibroGen, Inc.*	16	727

Forty Seven, Inc.* (a)	18	283

Gritstone Oncology, Inc.* (a)	11	165

Heron Therapeutics, Inc.* (a)	32	835

Homology Medicines, Inc.* (a)	29	639

Insmed, Inc.* (a)	34	440

Jounce Therapeutics, Inc.*	30	102

Loxo Oncology, Inc.*	9	1,254

Mersana Therapeutics, Inc.*	25	103

Principia Biopharma, Inc.*	1	33

Ra Pharmaceuticals, Inc.*	40	724

Radius Health, Inc.*	4	61

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Biotechnology — continued

Rhythm Pharmaceuticals, Inc.*	19	508

Sage Therapeutics, Inc.*	7	675

Sarepta Therapeutics, Inc.* (a)	7	786

Selecta Biosciences, Inc.*	52	138

Spark Therapeutics, Inc.* (a)	13	493

Sutro Biopharma, Inc.*	9	78

Syros Pharmaceuticals, Inc.*	68	377

Twist Bioscience Corp.* (a)	16	362

Xencor, Inc.*	14	513

Y-mAbs Therapeutics, Inc.* (a)	3	55

		16,686

Building Products — 0.6%

Insteel Industries, Inc.	3	70

Masonite International Corp.*	7	323

Universal Forest Products, Inc.	48	1,233

		1,626

Capital Markets — 1.8%

BGC Partners, Inc., Class A	105	542

Blucora, Inc.*	70	1,870

BrightSphere Investment Group plc	55	590

Houlihan Lokey, Inc.	10	383

INTL. FCStone, Inc.* (a)	2	69

Investment Technology Group, Inc.	47	1,424

Pzena Investment Management, Inc., Class A	9	74

Stifel Financial Corp.	2	87

		5,039

Chemicals — 1.5%

AdvanSix, Inc.*	16	392

FutureFuel Corp.	23	370

OMNOVA Solutions, Inc.*	19	136

Rayonier Advanced Materials, Inc.	7	73

Stepan Co.	14	999

Trinseo SA	54	2,481

		4,451

Commercial Services & Supplies — 2.5%

ABM Industries, Inc.	18	578

ACCO Brands Corp.	230	1,557

Essendant, Inc.	64	811

Herman Miller, Inc.	3	106

Kimball International, Inc., Class B	15	219

Knoll, Inc.	38	628

LSC Communications, Inc.	67	471

Quad/Graphics, Inc.	111	1,366

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued

Steelcase, Inc., Class A	34	498

UniFirst Corp.	7	1,044

VSE Corp.	2	48

		7,326

Communications Equipment — 0.6%

Ciena Corp.*	51	1,712

Construction & Engineering — 2.3%

EMCOR Group, Inc.	30	1,796

HC2 Holdings, Inc.* (a)	121	319

KBR, Inc.	143	2,168

MasTec, Inc.* (a)	41	1,671

Sterling Construction Co., Inc.*	25	273

Tutor Perini Corp.*	17	267

		6,494

Consumer Finance — 1.4%

Enova International, Inc.*	15	292

FirstCash, Inc.	38	2,713

Green Dot Corp., Class A*	15	1,161

		4,166

Containers & Packaging — 0.1%

Berry Global Group, Inc.*	4	186

Distributors — 0.2%

Core-Mark Holding Co., Inc.	21	495

Diversified Consumer Services — 0.5%

K12, Inc.*	27	679

Strategic Education, Inc.	2	200

Weight Watchers International, Inc.*	13	489

		1,368

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	4	83

Diversified Telecommunication Services — 0.2%

Ooma, Inc.*	40	550

Electric Utilities — 1.4%

IDACORP, Inc.	7	681

MGE Energy, Inc.	5	274

PNM Resources, Inc.	10	419

Portland General Electric Co.	42	1,947

Spark Energy, Inc., Class A (a)	97	721

		4,042

Electrical Equipment — 0.8%

Atkore International Group, Inc.*	27	532

Bloom Energy Corp., Class A* (a)	2	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Electrical Equipment — continued

EnerSys	8	590

Generac Holdings, Inc.*	14	715

Regal Beloit Corp.	5	317

		2,175

Electronic Equipment, Instruments & Components — 5.0%

Fabrinet (Thailand)*	60	3,063

Insight Enterprises, Inc.*	32	1,289

KEMET Corp.	89	1,556

Kimball Electronics, Inc.*	32	500

Littelfuse, Inc.	3	562

Methode Electronics, Inc.	61	1,410

Sanmina Corp.*	75	1,802

Tech Data Corp.*	38	3,127

Vishay Intertechnology, Inc.	43	782

Vishay Precision Group, Inc.*	12	366

		14,457

Energy Equipment & Services — 0.9%

Exterran Corp.*	33	582

FTS International, Inc.*	48	340

Matrix Service Co.*	33	590

McDermott International, Inc.* (a)	34	225

Nine Energy Service, Inc.* (a)	26	582

RigNet, Inc.*	27	345

		2,664

Equity Real Estate Investment Trusts (REITs) — 7.3%

American Assets Trust, Inc.	15	611

Americold Realty Trust	63	1,614

Armada Hoffler Properties, Inc.	102	1,441

Ashford Hospitality Trust, Inc.	13	53

Chatham Lodging Trust	12	208

Chesapeake Lodging Trust	14	330

CoreCivic, Inc.	41	724

CorEnergy Infrastructure Trust, Inc. (a)	1	36

CorePoint Lodging, Inc.	62	764

CoreSite Realty Corp.	7	643

Cousins Properties, Inc.	264	2,086

DiamondRock Hospitality Co.	45	409

First Industrial Realty Trust, Inc.	56	1,606

GEO Group, Inc. (The)	102	2,004

Getty Realty Corp.	33	976

Highwoods Properties, Inc.	9	360

Hudson Pacific Properties, Inc.	7	207

InfraREIT, Inc.*	12	261

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Jernigan Capital, Inc.	18	351

Pebblebrook Hotel Trust	6	168

Preferred Apartment Communities, Inc., Class A	28	394

PS Business Parks, Inc.	1	144

Retail Opportunity Investments Corp.	35	562

Rexford Industrial Realty, Inc.	19	551

RLJ Lodging Trust	27	449

Sun Communities, Inc.	4	357

Sunstone Hotel Investors, Inc.	90	1,177

Tier REIT, Inc.	31	629

Xenia Hotels & Resorts, Inc.	105	1,811

		20,926

Food & Staples Retailing — 1.1%

BJ’s Wholesale Club Holdings, Inc.*	43	944

Performance Food Group Co.*	38	1,217

SpartanNash Co.	40	690

US Foods Holding Corp.*	12	389

		3,240

Food Products — 0.5%

Dean Foods Co.	45	171

Pilgrim’s Pride Corp.*	36	558

Sanderson Farms, Inc. (a)	4	437

TreeHouse Foods, Inc.*	3	162

		1,328

Gas Utilities — 0.7%

New Jersey Resources Corp. (a)	17	792

Southwest Gas Holdings, Inc. (a)	16	1,247

		2,039

Health Care Equipment & Supplies — 3.4%

Axonics Modulation Technologies, Inc.*	37	565

CONMED Corp.	4	270

FONAR Corp.*	7	146

Globus Medical, Inc., Class A*	7	307

Haemonetics Corp.*	27	2,702

Inogen, Inc.*	8	975

Integer Holdings Corp.*	38	2,898

Lantheus Holdings, Inc.*	53	834

Masimo Corp.*	4	440

OraSure Technologies, Inc.*	52	609

SI-BONE, Inc.*	3	71

		9,817

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Providers & Services — 4.2%

Addus HomeCare Corp.* (a)	29	1,948

American Renal Associates Holdings, Inc.* (a)	17	196

Cross Country Healthcare, Inc.*	43	317

Encompass Health Corp.	28	1,715

Guardant Health, Inc.* (a)	4	150

HealthEquity, Inc.*	6	346

Molina Healthcare, Inc.*	22	2,583

Owens & Minor, Inc.	125	791

RadNet, Inc.*	39	396

Tenet Healthcare Corp.* (a)	98	1,678

Triple-S Management Corp., Class B (Puerto Rico)*	46	797

WellCare Health Plans, Inc.*	5	1,124

		12,041

Health Care Technology — 0.1%

HMS Holdings Corp.*	13	369

Hotels, Restaurants & Leisure — 0.6%

Marriott Vacations Worldwide Corp.	9	656

Penn National Gaming, Inc.*	15	285

Ruth’s Hospitality Group, Inc.	26	595

Texas Roadhouse, Inc.	3	161

		1,697

Household Durables — 2.2%

Hamilton Beach Brands Holding Co., Class A	4	105

Helen of Troy Ltd.* (a)	25	3,225

Hooker Furniture Corp.	12	303

KB Home	42	806

Lifetime Brands, Inc.	18	177

Taylor Morrison Home Corp., Class A*	110	1,744

		6,360

Household Products — 0.3%

Central Garden & Pet Co., Class A*	31	981

Independent Power and Renewable Electricity Producers — 0.7%

Atlantic Power Corp.*	60	130

Clearway Energy, Inc., Class A	6	97

Clearway Energy, Inc., Class C	88	1,516

Vistra Energy Corp.*	12	280

		2,023

Insurance — 2.2%

American Equity Investment Life Holding Co.	52	1,462

CNO Financial Group, Inc.	68	1,014

FedNat Holding Co.	14	277

First American Financial Corp.	15	652

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

HCI Group, Inc.	8	400

Heritage Insurance Holdings, Inc. (a)	5	71

National General Holdings Corp.	7	170

Selective Insurance Group, Inc.	5	294

Stewart Information Services Corp.	20	848

Third Point Reinsurance Ltd. (Bermuda)*	72	694

United Fire Group, Inc.	5	293

Universal Insurance Holdings, Inc.	4	151

		6,326

Interactive Media & Services — 0.2%

QuinStreet, Inc.* (a)	32	511

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc.*	104	331

Liberty Expedia Holdings, Inc., Class A*	33	1,291

		1,622

IT Services — 2.9%

CACI International, Inc., Class A*	7	1,051

Limelight Networks, Inc.*	309	724

ManTech International Corp., Class A	24	1,260

MAXIMUS, Inc.	3	176

Perspecta, Inc.	20	336

Travelport Worldwide Ltd. (a)	183	2,860

Unisys Corp.* (a)	102	1,189

Virtusa Corp.*	16	699

		8,295

Leisure Products — 0.1%

YETI Holdings, Inc.* (a)	13	196

Machinery — 3.9%

Barnes Group, Inc.	4	228

Columbus McKinnon Corp.	25	748

Federal Signal Corp.	20	405

Global Brass & Copper Holdings, Inc.	65	1,633

Greenbrier Cos., Inc. (The)	7	263

Hillenbrand, Inc.	42	1,578

Hurco Cos., Inc.	2	82

Hyster-Yale Materials Handling, Inc.	5	316

Kadant, Inc.	10	780

Meritor, Inc.*	143	2,418

Milacron Holdings Corp.*	46	546

Park-Ohio Holdings Corp.	5	151

SPX FLOW, Inc.*	14	432

Standex International Corp.	1	97

TriMas Corp.*	12	340

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Machinery — continued

Wabash National Corp.	91	1,194

		11,211

Media — 1.9%

Beasley Broadcast Group, Inc., Class A	12	46

Entravision Communications Corp., Class A	148	431

Gannett Co., Inc.	122	1,038

Gray Television, Inc.*	49	722

Liberty Latin America Ltd., Class A (Chile)*	63	917

Nexstar Media Group, Inc., Class A	3	238

Sinclair Broadcast Group, Inc., Class A (a)	65	1,714

TEGNA, Inc.	21	231

		5,337

Metals & Mining — 0.7%

Cleveland-Cliffs, Inc. (a)	61	470

Commercial Metals Co.	24	386

Ramaco Resources, Inc.*	26	131

Ryerson Holding Corp.*	18	113

Warrior Met Coal, Inc.	38	909

		2,009

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

Cherry Hill Mortgage Investment Corp.	12	204

Redwood Trust, Inc. (a)	55	835

		1,039

Oil, Gas & Consumable Fuels — 2.5%

Abraxas Petroleum Corp.*	203	221

Arch Coal, Inc., Class A (a)	9	780

CVR Energy, Inc.	9	317

Delek US Holdings, Inc.	78	2,537

Denbury Resources, Inc.* (a)	365	624

Peabody Energy Corp.	26	786

Renewable Energy Group, Inc.* (a)	45	1,157

REX American Resources Corp.*	1	41

W&T Offshore, Inc.* (a)	203	836

		7,299

Paper & Forest Products — 1.5%

Boise Cascade Co.	17	408

Louisiana-Pacific Corp.	71	1,573

Schweitzer-Mauduit International, Inc.	40	998

Verso Corp., Class A*	63	1,400

		4,379

Personal Products — 0.1%

USANA Health Sciences, Inc.*	2	197

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 2.2%

Aclaris Therapeutics, Inc.*	31	232

Arvinas, Inc.*	1	10

Assembly Biosciences, Inc.*	14	305

Dermira, Inc.* (a)	74	531

Endo International plc*	110	800

Horizon Pharma plc*	80	1,569

Lannett Co., Inc.*	63	310

Mallinckrodt plc*	29	460

Medicines Co. (The)* (a)	4	73

Menlo Therapeutics, Inc.*	71	293

Phibro Animal Health Corp., Class A	13	415

Revance Therapeutics, Inc.*	6	129

TherapeuticsMD, Inc.* (a)	126	479

WaVe Life Sciences Ltd.* (a)	19	799

		6,405

Professional Services — 3.9%

Acacia Research Corp.*	16	48

Barrett Business Services, Inc.	33	1,861

CBIZ, Inc.*	38	747

CRA International, Inc.	6	258

ICF International, Inc.	1	95

Insperity, Inc.	22	2,062

Kelly Services, Inc., Class A (a)	2	42

Kforce, Inc.	4	114

Korn/Ferry International	8	297

TriNet Group, Inc.*	40	1,670

TrueBlue, Inc.*	63	1,395

Upwork, Inc.* (a)	25	446

WageWorks, Inc.*	76	2,061

		11,096

Real Estate Management & Development — 0.8%

Cushman & Wakefield plc* (a)	64	930

Marcus & Millichap, Inc.*	26	893

Newmark Group, Inc., Class A	50	399

		2,222

Road & Rail — 1.0%

ArcBest Corp.	68	2,318

Covenant Transportation Group, Inc., Class A*	6	108

Schneider National, Inc., Class B	13	241

Universal Logistics Holdings, Inc.	2	44

YRC Worldwide, Inc.*	16	50

		2,761

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Semiconductors & Semiconductor Equipment — 2.0%

Advanced Energy Industries, Inc.*	17	718

Alpha & Omega Semiconductor Ltd.*	36	369

Cirrus Logic, Inc.*	39	1,281

Cohu, Inc.	39	619

Cypress Semiconductor Corp.	82	1,038

Ichor Holdings Ltd.*	27	439

Rambus, Inc.*	65	500

Rudolph Technologies, Inc.*	9	182

Ultra Clean Holdings, Inc.*	70	596

		5,742

Software — 3.9%

Anaplan, Inc.*	29	756

Bottomline Technologies de, Inc.*	8	365

CommVault Systems, Inc.*	40	2,364

Cornerstone OnDemand, Inc.*	57	2,859

Elastic NV* (a)	18	1,251

Imperva, Inc.*	22	1,231

MicroStrategy, Inc., Class A*	3	441

QAD, Inc., Class A	4	138

SailPoint Technologies Holding, Inc.* (a)	31	723

SPS Commerce, Inc.*	5	395

SVMK, Inc.* (a)	56	687

		11,210

Specialty Retail — 2.8%

America’s Car-Mart, Inc.*	2	138

Asbury Automotive Group, Inc.*	3	207

Caleres, Inc.	35	985

Conn’s, Inc.*	13	236

DSW, Inc., Class A	26	652

Express, Inc.* (a)	24	122

Five Below, Inc.*	6	573

Group 1 Automotive, Inc.	9	469

Office Depot, Inc.	704	1,817

Party City Holdco, Inc.* (a)	31	313

RH* (a)	8	994

Signet Jewelers Ltd.	5	172

Tilly’s, Inc., Class A	60	647

Zumiez, Inc.*	37	703

		8,028

Technology Hardware, Storage & Peripherals — 0.5%

Immersion Corp.*	161	1,442

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp.*	16	1,996

Fossil Group, Inc.*	7	109

		2,105

Thrifts & Mortgage Finance — 0.8%

BankFinancial Corp.	5	81

HomeStreet, Inc.*	12	255

MGIC Investment Corp.*	78	817

OceanFirst Financial Corp.	15	340

PennyMac Financial Services, Inc. (a)	11	238

Radian Group, Inc.	11	178

Walker & Dunlop, Inc.	11	483

		2,392

Tobacco — 0.1%

Turning Point Brands, Inc.	14	373

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies, Inc.	11	588

MRC Global, Inc.*	87	1,066

NOW, Inc.*	27	317

Rush Enterprises, Inc., Class A	5	155

Veritiv Corp.*	9	220

		2,346

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	3	37

Total Common Stocks (Cost $272,620)		275,885

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75* (Cost $—)	2	—

	SHARES (000)
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $12,615)	12,615	12,615

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 6.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL, 2.60% (c) (d)	14,001	14,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	4,684	4,684

Total Investment of Cash Collateral from Securities Loaned (Cost $18,684)		18,684

Total Investments — 107.0% (Cost $303,919)		307,184
Liabilities in Excess of Other Assets — (7.0%)		(20,148)

NET ASSETS — 100.0%		287,036

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $18,427,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	164	03/2019	USD	11,067	(271)

					(271)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Auto Components — 1.0%

LCI Industries	875	58,449

Banks — 10.8%

Associated Banc-Corp.	2,560	50,663

BankUnited, Inc.	2,021	60,506

Cadence BanCorp	2,226	37,360

Commerce Bancshares, Inc.	950	53,528

Cullen/Frost Bankers, Inc.	204	17,942

First Financial Bancorp	2,162	51,279

First Hawaiian, Inc.	2,381	53,603

First Horizon National Corp.	4,443	58,469

First Interstate BancSystem, Inc., Class A	426	15,569

Great Western Bancorp, Inc.	1,304	40,737

IBERIABANK Corp.	881	56,655

Western Alliance Bancorp*	1,230	48,561

Wintrust Financial Corp.	835	55,502

		600,374

Beverages — 0.5%

Cott Corp. (a)	1,871	26,083

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	1,270	48,257

USG Corp. (a)	1,373	58,588

		106,845

Capital Markets — 4.2%

Eaton Vance Corp.	1,093	38,461

FactSet Research Systems, Inc. (a)	240	48,064

Focus Financial Partners, Inc., Class A*	908	23,908

Lazard Ltd., Class A (a)	1,315	48,533

Moelis & Co., Class A (a)	905	31,129

Morningstar, Inc.	392	43,047

		233,142

Chemicals — 4.7%

GCP Applied Technologies, Inc.* (a)	2,296	56,374

PQ Group Holdings, Inc.*	3,794	56,196

Quaker Chemical Corp.	445	79,133

Valvoline, Inc.	3,601	69,675

		261,378

Commercial Services & Supplies — 6.7%

Advanced Disposal Services, Inc.*	2,006	48,023

Brady Corp., Class A	2,269	98,616

BrightView Holdings, Inc.*	2,879	29,395

Herman Miller, Inc.	1,239	37,467

KAR Auction Services, Inc.	1,471	70,193

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued

MSA Safety, Inc.	504	47,484

US Ecology, Inc.	701	44,149

		375,327

Construction & Engineering — 0.7%

Willscot Corp.* (a)	3,925	36,972

Containers & Packaging — 3.3%

AptarGroup, Inc.	1,606	151,102

Crown Holdings, Inc.* (a)	789	32,800

		183,902

Distributors — 2.8%

Pool Corp. (a)	1,065	158,277

Diversified Consumer Services — 0.8%

ServiceMaster Global Holdings, Inc.*	1,239	45,522

Electric Utilities — 1.7%

Portland General Electric Co.	2,028	92,961

Electrical Equipment — 1.0%

Generac Holdings, Inc.*	1,083	53,828

Energy Equipment & Services — 2.0%

Core Laboratories NV (a)	825	49,223

Patterson-UTI Energy, Inc. (a)	5,870	60,752

		109,975

Entertainment — 1.5%

Cinemark Holdings, Inc.	2,382	85,270

Equity Real Estate Investment Trusts (REITs) — 6.7%

CubeSmart	2,107	60,438

EastGroup Properties, Inc.	903	82,857

National Retail Properties, Inc. (a)	2,464	119,514

Outfront Media, Inc.	2,859	51,809

RLJ Lodging Trust	3,434	56,322

		370,940

Food & Staples Retailing — 3.0%

BJ’s Wholesale Club Holdings, Inc.*	2,162	47,901

Performance Food Group Co.*	3,748	120,949

		168,850

Health Care Equipment & Supplies — 3.0%

ICU Medical, Inc.*	314	72,165

West Pharmaceutical Services, Inc. (a)	962	94,323

		166,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.1%

Encompass Health Corp.	1,432	88,329

HealthEquity, Inc.*	615	36,678

Molina Healthcare, Inc.*	609	70,835

Premier, Inc., Class A*	1,404	52,454

Tivity Health, Inc.*	1,447	35,895

		284,191

Health Care Technology — 1.0%

Medidata Solutions, Inc.* (a)	804	54,227

Hotels, Restaurants & Leisure — 0.5%

Monarch Casino & Resort, Inc.* (a)	611	23,289

Papa John’s International, Inc. (a)	167	6,630

		29,919

Insurance — 2.4%

Kinsale Capital Group, Inc.	693	38,483

ProAssurance Corp. (a)	1,087	44,071

RLI Corp. (a)	727	50,181

		132,735

Internet & Direct Marketing Retail — 0.5%

GrubHub, Inc.* (a)	385	29,609

IT Services — 0.9%

CoreLogic, Inc.*	1,455	48,620

Leisure Products — 2.7%

Acushnet Holdings Corp.	2,895	60,990

Brunswick Corp.	1,619	75,224

Malibu Boats, Inc., Class A*	408	14,185

		150,399

Life Sciences Tools & Services — 0.7%

Syneos Health, Inc.*	967	38,055

Machinery — 7.3%

Altra Industrial Motion Corp.	1,435	36,080

Douglas Dynamics, Inc.	996	35,742

Gates Industrial Corp. plc* (a)	2,698	35,727

Lincoln Electric Holdings, Inc.	842	66,414

RBC Bearings, Inc.* (a)	718	94,175

Toro Co. (The)	2,524	141,038

		409,176

Media — 0.5%

EW Scripps Co. (The), Class A	1,831	28,803

Multi-Utilities — 1.5%

NorthWestern Corp.	1,393	82,799

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 2.3%

Catalent, Inc.*	2,562	79,877

Prestige Consumer Healthcare, Inc.* (a)	1,591	49,134

		129,011

Real Estate Management & Development — 1.4%

Cushman & Wakefield plc* (a)	2,549	36,885

HFF, Inc., Class A	1,236	40,971

		77,856

Road & Rail — 2.2%

Knight-Swift Transportation Holdings, Inc. (a)	2,394	60,010

Landstar System, Inc.	657	62,891

		122,901

Semiconductors & Semiconductor Equipment — 1.5%

Cabot Microelectronics Corp.	598	57,006

Power Integrations, Inc.	419	25,535

		82,541

Software — 8.6%

Aspen Technology, Inc.*	645	53,004

Blackbaud, Inc.	664	41,755

Cision Ltd.*	4,610	53,938

Cornerstone OnDemand, Inc.*	850	42,862

Guidewire Software, Inc.*	671	53,856

Instructure, Inc.* (a)	1,003	37,638

Q2 Holdings, Inc.*	1,295	64,184

SailPoint Technologies Holding, Inc.* (a)	1,333	31,306

Tableau Software, Inc., Class A*	416	49,927

Tyler Technologies, Inc.*	277	51,470

		479,940

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	661	53,958

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	994	53,605

Total Common Stocks (Cost $4,468,905)		5,422,928

Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $152,021)	152,021	152,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 2.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	133,013	133,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	24,951	24,951

Total Investment of Cash Collateral from Securities Loaned (Cost $157,951)		157,951

Total Investments — 102.9% (Cost $4,778,877)		5,732,900
Liabilities in Excess of Other Assets — (2.9%)		(159,354)

NET ASSETS - 100.0%		5,573,546

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $137,012,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 1.7%

HEICO Corp.	216	16,733

Hexcel Corp.	324	18,572

		35,305

Automobiles — 0.6%

Winnebago Industries, Inc. (a)	487	11,786

Banks — 0.7%

Signature Bank	67	6,848

Texas Capital Bancshares, Inc.*	158	8,070

		14,918

Beverages — 0.6%

Primo Water Corp.*	922	12,916

Biotechnology — 11.1%

ACADIA Pharmaceuticals, Inc.* (a)	286	4,631

Adverum Biotechnologies, Inc.*	1,723	5,429

Atara Biotherapeutics, Inc.* (a)	476	16,529

Avrobio, Inc.* (a)	335	5,579

Bellicum Pharmaceuticals, Inc.* (a)	1,178	3,439

Biohaven Pharmaceutical Holding Co. Ltd.*	564	20,844

Clementia Pharmaceuticals, Inc. (Canada)*	875	10,292

Coherus Biosciences, Inc.* (a)	1,194	10,803

Exact Sciences Corp.* (a)	259	16,314

FibroGen, Inc.*	397	18,374

G1 Therapeutics, Inc.*	392	7,498

Global Blood Therapeutics, Inc.* (a)	121	4,972

Halozyme Therapeutics, Inc.*	1,494	21,856

Homology Medicines, Inc.* (a)	817	18,271

Intercept Pharmaceuticals, Inc.*	92	9,302

Portola Pharmaceuticals, Inc.* (a)	248	4,835

REGENXBIO, Inc.* (a)	336	14,092

Rubius Therapeutics, Inc.* (a)	194	3,123

Sage Therapeutics, Inc.*	86	8,267

Spark Therapeutics, Inc.* (a)	338	13,244

Twist Bioscience Corp.* (a)	465	10,732

		228,426

Building Products — 4.3%

Advanced Drainage Systems, Inc.	1,077	26,111

Lennox International, Inc.	137	30,012

Trex Co., Inc.*	548	32,537

		88,660

Capital Markets — 1.9%

Evercore, Inc., Class A	343	24,531

PennantPark Investment Corp.	1,692	10,778

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

WisdomTree Investments, Inc.	605	4,023

		39,332

Chemicals — 0.9%

Ferro Corp.*	1,189	18,644

Commercial Services & Supplies — 2.8%

Advanced Disposal Services, Inc.*	1,671	39,995

MSA Safety, Inc.	187	17,649

		57,644

Communications Equipment — 2.1%

Ciena Corp.*	767	26,003

Quantenna Communications, Inc.*	1,232	17,673

		43,676

Distributors — 1.2%

Pool Corp. (a)	173	25,679

Diversified Consumer Services — 1.4%

Bright Horizons Family Solutions, Inc.*	260	28,964

Diversified Telecommunication Services — 0.4%

Vonage Holdings Corp.*	915	7,988

Electronic Equipment, Instruments & Components — 1.1%

Littelfuse, Inc. (a)	126	21,642

Energy Equipment & Services — 0.2%

Forum Energy Technologies, Inc.* (a)	855	3,532

Entertainment — 2.2%

Glu Mobile, Inc.* (a)	1,913	15,442

World Wrestling Entertainment, Inc., Class A (a)	401	29,960

		45,402

Equity Real Estate Investment Trusts (REITs) — 1.1%

CubeSmart	393	11,268

Highwoods Properties, Inc.	273	10,559

		21,827

Food & Staples Retailing — 1.9%

Performance Food Group Co.*	1,186	38,264

Food Products — 0.9%

Freshpet, Inc.* (a)	575	18,497

Health Care Equipment & Supplies — 4.0%

GenMark Diagnostics, Inc.*	1,298	6,306

Insulet Corp.* (a)	286	22,686

iRhythm Technologies, Inc.* (a)	327	22,730

LivaNova plc*	137	12,540

Nevro Corp.*	346	13,453

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

TransEnterix, Inc.*	2,108	4,765

		82,480

Health Care Providers & Services — 2.0%

Acadia Healthcare Co., Inc.* (a)	411	10,562

Amedisys, Inc.*	259	30,378

		40,940

Health Care Technology — 2.6%

Evolent Health, Inc., Class A* (a)	1,138	22,693

Teladoc Health, Inc.* (a)	630	31,228

		53,921

Hotels, Restaurants & Leisure — 4.0%

Boyd Gaming Corp.	1,187	24,673

Planet Fitness, Inc., Class A*	311	16,680

Red Rock Resorts, Inc., Class A (a)	711	14,435

Texas Roadhouse, Inc. (a)	449	26,819

		82,607

Household Durables — 0.5%

TRI Pointe Group, Inc.* (a)	898	9,811

Internet & Direct Marketing Retail — 1.0%

Farfetch Ltd., Class A (United Kingdom)* (a)	713	12,634

GrubHub, Inc.* (a)	113	8,678

		21,312

IT Services — 2.9%

ManTech International Corp., Class A	274	14,320

MongoDB, Inc.* (a)	53	4,436

Okta, Inc.*	411	26,196

Wix.com Ltd. (Israel)* (a)	162	14,592

		59,544

Machinery — 4.1%

Graco, Inc.	541	22,632

ITT, Inc.	525	25,331

John Bean Technologies Corp.	281	20,150

Oshkosh Corp.	268	16,443

		84,556

Marine — 0.7%

Kirby Corp.* (a)	224	15,121

Media — 0.4%

New York Times Co. (The), Class A	351	7,818

Multiline Retail — 1.7%

Ollie’s Bargain Outlet Holdings, Inc.* (a)	530	35,244

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.5%

Centennial Resource Development, Inc., Class A* (a)	1,018	11,222

Pharmaceuticals — 3.8%

Horizon Pharma plc*	1,414	27,636

Nektar Therapeutics*	200	6,576

Optinose, Inc.*	780	4,835

Revance Therapeutics, Inc.* (a)	795	16,006

TherapeuticsMD, Inc.*	3,403	12,967

Tricida, Inc.* (a)	427	10,059

		78,079

Real Estate Management & Development — 0.5%

RE/MAX Holdings, Inc., Class A	351	10,798

Road & Rail — 1.2%

Saia, Inc.*	426	23,790

Semiconductors & Semiconductor Equipment — 5.7%

Entegris, Inc.	1,256	35,045

Inphi Corp.* (a)	986	31,711

MKS Instruments, Inc.	356	23,000

Monolithic Power Systems, Inc.	235	27,291

		117,047

Software — 16.3%

2U, Inc.* (a)	279	13,877

Anaplan, Inc.*	509	13,519

Cloudera, Inc.* (a)	1,774	19,620

Elastic NV* (a)	186	13,321

Envestnet, Inc.*	780	38,358

HubSpot, Inc.* (a)	241	30,294

Instructure, Inc.* (a)	477	17,886

New Relic, Inc.*	138	11,193

Nutanix, Inc., Class A*	317	13,192

Paycom Software, Inc.* (a)	183	22,454

Pluralsight, Inc., Class A* (a)	631	14,858

Proofpoint, Inc.*	234	19,588

RingCentral, Inc., Class A*	294	24,254

SailPoint Technologies Holding, Inc.*	1,089	25,582

Smartsheet, Inc., Class A*	568	14,109

Zendesk, Inc.*	484	28,280

Zscaler, Inc.* (a)	377	14,779

		335,164

Specialty Retail — 4.2%

Floor & Decor Holdings, Inc., Class A* (a)	298	7,711

Hudson Ltd., Class A*	1,836	31,490

Lithia Motors, Inc., Class A	256	19,522

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

National Vision Holdings, Inc.*	982	27,661

		86,384

Textiles, Apparel & Luxury Goods — 1.7%

Wolverine World Wide, Inc.	1,108	35,335

Thrifts & Mortgage Finance — 0.4%

Axos Financial, Inc.* (a)	324	8,171

Trading Companies & Distributors — 3.9%

Applied Industrial Technologies, Inc.	442	23,814

H&E Equipment Services, Inc.	595	12,155

Rush Enterprises, Inc., Class A	778	26,814

SiteOne Landscape Supply, Inc.* (a)	323	17,860

		80,643

Total Common Stocks (Cost $1,859,781)		2,043,089

Short-Term Investments — 1.0%

Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $19,836)	19,836	19,836

Investment of Cash Collateral from Securities Loaned — 7.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	125,013	125,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	21,444	21,444

Total Investment of Cash Collateral from Securities Loaned (Cost $146,444)		146,444

Total Investments — 107.3% (Cost $2,026,061)		2,209,369
Liabilities in Excess of Other Assets — (7.3%)		(150,223)

NET ASSETS — 100.0%		2,059,146

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $145,272,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Aerospace & Defense — 0.7%

Curtiss-Wright Corp.	43	4,350

Moog, Inc., Class A	80	6,199

		10,549

Air Freight & Logistics — 0.0% (a)

Echo Global Logistics, Inc.*	16	320

Auto Components — 1.1%

Cooper-Standard Holdings, Inc.*	7	453

Stoneridge, Inc.*	144	3,547

Tenneco, Inc., Class A	366	10,014

Tower International, Inc.	62	1,485

		15,499

Banks — 15.4%

1st Source Corp.	101	4,062

American National Bankshares, Inc.	6	170

BancFirst Corp.	117	5,848

BancorpSouth Bank	72	1,893

Bank of Hawaii Corp.	152	10,260

Banner Corp.	142	7,578

Bryn Mawr Bank Corp.	29	991

Cadence BanCorp	16	265

Cathay General Bancorp	192	6,448

Central Pacific Financial Corp.	417	10,164

Central Valley Community Bancorp	23	425

Century Bancorp, Inc., Class A	8	535

Citizens & Northern Corp.	18	476

City Holding Co.	135	9,118

Community Bank System, Inc. (b)	127	7,381

Community Trust Bancorp, Inc.	114	4,514

East West Bancorp, Inc.	11	494

Enterprise Financial Services Corp.	197	7,428

FCB Financial Holdings, Inc., Class A*	229	7,700

Financial Institutions, Inc.	65	1,665

First Bancorp	28	924

First BanCorp (Puerto Rico)	1,129	9,709

First Citizens BancShares, Inc., Class A	8	2,979

First Commonwealth Financial Corp.	1,132	13,679

First Community Bancshares, Inc.	56	1,769

First Financial Bankshares, Inc. (b)	71	4,067

First Financial Corp.	19	775

First Hawaiian, Inc.	88	1,983

First Interstate BancSystem, Inc., Class A	92	3,369

Flushing Financial Corp.	136	2,932

Glacier Bancorp, Inc. (b)	198	7,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Great Southern Bancorp, Inc.	34	1,583

Great Western Bancorp, Inc.	96	2,984

Hancock Whitney Corp.	24	839

Hope Bancorp, Inc.	598	7,094

Independent Bank Corp.	51	1,074

Investors Bancorp, Inc. (b)	907	9,437

Lakeland Financial Corp.	39	1,562

Mercantile Bank Corp.	18	500

OFG Bancorp (Puerto Rico)(b)	237	3,896

Preferred Bank (b)	16	711

Republic Bancorp, Inc., Class A	18	709

S&T Bancorp, Inc.	20	772

South State Corp.	7	405

Stock Yards Bancorp, Inc.	18	581

Tompkins Financial Corp.	21	1,553

TriState Capital Holdings, Inc.* (b)	24	463

Trustmark Corp. (b)	331	9,396

UMB Financial Corp.	208	12,651

Umpqua Holdings Corp.	550	8,746

Washington Trust Bancorp, Inc.	35	1,683

Webster Financial Corp.	104	5,131

West Bancorp, Inc.	12	228

Westamerica Bancorp (b)	306	17,055

		226,483

Biotechnology — 1.4%

Acorda Therapeutics, Inc.*	31	481

AMAG Pharmaceuticals, Inc.* (b)	228	3,468

Arcus Biosciences, Inc.* (b)	308	3,321

Enanta Pharmaceuticals, Inc.*	33	2,302

Epizyme, Inc.*	230	1,418

Fate Therapeutics, Inc.*	283	3,626

Five Prime Therapeutics, Inc.*	150	1,394

Iovance Biotherapeutics, Inc.*	269	2,377

Tocagen, Inc.* (b)	239	1,965

		20,352

Building Products — 0.2%

Armstrong Flooring, Inc.*	132	1,563

Masonite International Corp.*	17	766

		2,329

Capital Markets — 1.1%

Arlington Asset Investment Corp., Class A (b)	40	293

Associated Capital Group, Inc., Class A (b)	10	366

Donnelley Financial Solutions, Inc.*	168	2,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

GAMCO Investors, Inc., Class A	18	299

Oppenheimer Holdings, Inc., Class A	14	350

Stifel Financial Corp. (b)	196	8,118

Virtus Investment Partners, Inc.	49	3,884

		15,671

Chemicals — 1.0%

FutureFuel Corp.	157	2,490

Minerals Technologies, Inc.	87	4,461

Trinseo SA	172	7,870

		14,821

Commercial Services & Supplies — 1.3%

ACCO Brands Corp.	1,266	8,580

Ennis, Inc.	78	1,496

Essendant, Inc.	202	2,536

Quad/Graphics, Inc.	254	3,126

VSE Corp.	109	3,257

		18,995

Communications Equipment — 1.1%

Comtech Telecommunications Corp.	33	806

Infinera Corp.*	675	2,693

InterDigital, Inc.	1	47

NETGEAR, Inc.* (b)	58	2,997

NetScout Systems, Inc.* (b)	424	10,026

		16,569

Construction & Engineering — 1.7%

Argan, Inc.	33	1,256

EMCOR Group, Inc.	251	14,982

KBR, Inc.	221	3,353

MYR Group, Inc.*	161	4,547

Sterling Construction Co., Inc.*	11	120

Tutor Perini Corp.*	52	831

		25,089

Consumer Finance — 0.3%

Nelnet, Inc., Class A	85	4,423

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	136	1,450

Myers Industries, Inc.	51	769

		2,219

Distributors — 0.0% (a)

Weyco Group, Inc.	6	178

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.9%

Houghton Mifflin Harcourt Co.*	547	4,846

K12, Inc.*	364	9,026

		13,872

Diversified Financial Services — 0.1%

Marlin Business Services Corp.	30	672

Diversified Telecommunication Services — 0.4%

Consolidated Communications Holdings, Inc. (b)	256	2,529

Frontier Communications Corp. (b)	1,164	2,771

Windstream Holdings, Inc.* (b)	452	944

		6,244

Electric Utilities — 1.8%

El Paso Electric Co.	240	12,011

Portland General Electric Co.	301	13,796

Spark Energy, Inc., Class A(b)	87	650

		26,457

Electrical Equipment — 0.2%

Bloom Energy Corp., Class A* (b)	13	132

Powell Industries, Inc.	111	2,786

		2,918

Electronic Equipment, Instruments & Components — 3.2%

Bel Fuse, Inc., Class B	184	3,393

Benchmark Electronics, Inc. (b)	447	9,472

Fabrinet (Thailand)*	91	4,679

Insight Enterprises, Inc.*	125	5,102

OSI Systems, Inc.*	68	4,977

Tech Data Corp.*	242	19,757

		47,380

Energy Equipment & Services — 1.3%

Archrock, Inc.	563	4,216

Dawson Geophysical Co.*	13	43

FTS International, Inc.*	404	2,869

Matrix Service Co.*	136	2,437

Natural Gas Services Group, Inc.*	41	679

Nine Energy Service, Inc.* (b)	42	942

Noble Corp. plc* (b)	1,204	3,156

SEACOR Holdings, Inc.*	16	577

Unit Corp.*	169	2,416

US Silica Holdings, Inc. (b)	207	2,107

		19,442

Equity Real Estate Investment Trusts (REITs) — 10.3%

Alexander & Baldwin, Inc.*	186	3,411

American Assets Trust, Inc.	221	8,878

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Ashford Hospitality Trust, Inc.	831	3,325

Bluerock Residential Growth REIT, Inc.	5	48

Braemar Hotels & Resorts, Inc.	274	2,448

CBL & Associates Properties, Inc. (b)	336	645

Cedar Realty Trust, Inc.	255	801

City Office, Inc.	45	458

CorEnergy Infrastructure Trust, Inc. (b)	72	2,374

CoreSite Realty Corp.	77	6,725

DiamondRock Hospitality Co.	1,018	9,245

Franklin Street Properties Corp.	308	1,919

GEO Group, Inc. (The)	878	17,287

Getty Realty Corp.	136	3,989

Gladstone Commercial Corp.	68	1,217

Hersha Hospitality Trust	111	1,950

Highwoods Properties, Inc.	28	1,072

Hospitality Properties Trust	148	3,532

Industrial Logistics Properties Trust	34	667

InfraREIT, Inc.*	331	6,962

Kite Realty Group Trust	113	1,591

LTC Properties, Inc.	40	1,646

Mack-Cali Realty Corp.	394	7,716

Pebblebrook Hotel Trust	650	18,413

Pennsylvania (b)	413	2,451

Piedmont Office Realty Trust, Inc., Class A	796	13,569

PotlatchDeltic Corp.	101	3,180

Preferred Apartment Communities, Inc., Class A	184	2,591

PS Business Parks, Inc.	40	5,214

RLJ Lodging Trust	79	1,292

Saul Centers, Inc.	11	519

Select Income	68	497

STAG Industrial, Inc.	65	1,622

Sunstone Hotel Investors, Inc.	467	6,079

Urstadt Biddle Properties, Inc., Class A	72	1,388

Washington (b)	9	195

Washington Prime Group, Inc. (b)	608	2,953

Xenia Hotels & Resorts, Inc.	184	3,163

		151,032

Food & Staples Retailing — 0.2%

BJ’s Wholesale Club Holdings, Inc.*	58	1,294

Rite Aid Corp.* (b)	3,022	2,140

		3,434

Food Products — 0.7%

Darling Ingredients, Inc.*	509	9,785

Dean Foods Co.	55	208

		9,993

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 2.0%

Northwest Natural Holding Co.	208	12,564

Southwest Gas Holdings, Inc. (b)	140	10,702

Spire, Inc.	84	6,245

		29,511

Health Care Equipment & Supplies — 0.2%

AngioDynamics, Inc.*	138	2,780

FONAR Corp.*	37	749

		3,529

Health Care Providers & Services — 2.3%

American Renal Associates Holdings, Inc.*	313	3,609

Brookdale Senior Living, Inc.* (b)	312	2,091

Community Health Systems, Inc.* (b)	897	2,528

Cross Country Healthcare, Inc.*	215	1,574

Magellan Health, Inc.*	51	2,873

Owens & Minor, Inc. (b)	573	3,625

Patterson Cos., Inc. (b)	421	8,279

Triple-S Management Corp., Class B (Puerto Rico)*	545	9,477

		34,056

Health Care Technology — 0.3%

Allscripts Healthcare Solutions, Inc.* (b)	395	3,807

NantHealth, Inc.* (b)	234	127

		3,934

Hotels, Restaurants & Leisure — 1.5%

Brinker International, Inc. (b)	338	14,878

Penn National Gaming, Inc.*	358	6,740

Speedway Motorsports, Inc.	38	617

		22,235

Household Durables — 2.2%

Hamilton Beach Brands Holding Co., Class A	54	1,262

Helen of Troy Ltd.* (b)	26	3,411

Hovnanian Enterprises, Inc., Class A* (b)	2,386	1,632

KB Home	807	15,404

Sonos, Inc.* (b)	399	3,913

TRI Pointe Group, Inc.* (b)	576	6,290

		31,912

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp.*	1,922	4,171

Clearway Energy, Inc., Class A	381	6,438

Clearway Energy, Inc., Class C	497	8,573

		19,182

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.6%

Ambac Financial Group, Inc.*	92	1,590

American Equity Investment Life Holding Co.	101	2,832

Argo Group International Holdings Ltd.	70	4,695

CNO Financial Group, Inc.	761	11,318

Global Indemnity Ltd. (Cayman Islands)	11	391

Hallmark Financial Services, Inc.*	68	728

HCI Group, Inc.	31	1,596

Heritage Insurance Holdings, Inc. (b)	559	8,230

Horace Mann Educators Corp.	70	2,610

MBIA, Inc.* (b)	1,102	9,829

Navigators Group, Inc. (The)	54	3,766

Primerica, Inc.	94	9,146

ProAssurance Corp. (b)	120	4,847

Third Point Reinsurance Ltd. (Bermuda)*	366	3,528

Universal Insurance Holdings, Inc.	52	1,987

		67,093

Interactive Media & Services — 0.2%

Liberty TripAdvisor Holdings, Inc., Class A*	225	3,574

Internet & Direct Marketing Retail — 0.7%

Liberty Expedia Holdings, Inc., Class A*	249	9,723

IT Services — 0.6%

Perficient, Inc.*	201	4,474

Perspecta, Inc.	153	2,635

Unisys Corp.* (b)	168	1,954

		9,063

Leisure Products — 0.1%

YETI Holdings, Inc.*	68	1,014

Machinery — 2.1%

AGCO Corp.	89	4,932

Briggs & Stratton Corp.	142	1,863

Douglas Dynamics, Inc.	228	8,165

EnPro Industries, Inc.	19	1,154

Graham Corp.	24	546

Harsco Corp.*	204	4,050

Hurco Cos., Inc.	42	1,503

LB Foster Co., Class A*	31	491

Wabash National Corp.	654	8,549

		31,253

Marine — 0.2%

Costamare, Inc. (Monaco)	587	2,577

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.3%

Gannett Co., Inc. (b)	1,025	8,741

Hemisphere Media Group, Inc.*	317	3,853

MSG Networks, Inc., Class A*	18	430

New Media Investment Group, Inc. (b)	253	2,929

Tribune Publishing Co.*	217	2,461

WideOpenWest, Inc.* (b)	134	958

		19,372

Metals & Mining — 1.5%

Kaiser Aluminum Corp.	40	3,536

SunCoke Energy, Inc.*	354	3,030

Warrior Met Coal, Inc.	312	7,520

Worthington Industries, Inc.	217	7,574

		21,660

Mortgage Real Estate Investment Trusts (REITs) — 2.2%

AG Mortgage Investment Trust, Inc.	87	1,392

ARMOUR Residential REIT, Inc.	110	2,249

Capstead Mortgage Corp. (b)	948	6,322

Cherry Hill Mortgage Investment Corp.	233	4,082

Dynex Capital, Inc.	365	2,085

Invesco Mortgage Capital, Inc.	558	8,081

Two Harbors Investment Corp. (b)	637	8,176

		32,387

Multiline Retail — 0.2%

Dillard’s, Inc., Class A (b)	54	3,245

Multi-Utilities — 1.2%

Avista Corp. (b)	231	9,804

NorthWestern Corp.	122	7,258

Unitil Corp.	20	1,013

		18,075

Oil, Gas & Consumable Fuels — 3.7%

Arch Coal, Inc., Class A (b)	132	10,938

CVR Energy, Inc.	54	1,845

Denbury Resources, Inc.* (b)	1,891	3,233

EP Energy Corp., Class A*	1,631	1,142

Gulfport Energy Corp.*	1,407	9,218

Midstates Petroleum Co., Inc.*	61	458

NACCO Industries, Inc., Class A	44	1,488

PDC Energy, Inc.*	52	1,536

Peabody Energy Corp.	221	6,724

Renewable Energy Group, Inc.* (b)	267	6,867

REX American Resources Corp.*	96	6,545

W&T Offshore, Inc.*	969	3,991

		53,985

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Paper & Forest Products — 1.1%

Boise Cascade Co.	69	1,637

Domtar Corp.	92	3,235

Louisiana-Pacific Corp.	17	371

Schweitzer-Mauduit International, Inc.	210	5,271

Verso Corp., Class A*	217	4,861

		15,375

Personal Products — 0.7%

Edgewell Personal Care Co.*	287	10,712

Pharmaceuticals — 1.2%

Endo International plc*	538	3,924

Intra-Cellular Therapies, Inc.* (b)	123	1,404

Mallinckrodt plc*	226	3,563

Medicines Co. (The)* (b)	197	3,771

Prestige Consumer Healthcare, Inc.*	151	4,660

		17,322

Professional Services — 3.4%

Acacia Research Corp.*	490	1,460

Barrett Business Services, Inc.	104	5,961

CRA International, Inc.	25	1,072

FTI Consulting, Inc.*	229	15,287

Huron Consulting Group, Inc.*	173	8,892

Navigant Consulting, Inc.	583	14,026

TrueBlue, Inc.* (b)	171	3,803

		50,501

Real Estate Management & Development — 0.0% (a)

Cushman & Wakefield plc*	13	188

Road & Rail — 0.9%

ArcBest Corp.	295	10,089

Covenant Transportation Group, Inc., Class A*	40	772

YRC Worldwide, Inc.*	727	2,290

		13,151

Semiconductors & Semiconductor Equipment — 3.9%

Amkor Technology, Inc.*	696	4,565

Cirrus Logic, Inc.*	429	14,224

Cohu, Inc.	25	395

NeoPhotonics Corp.*	154	998

Rambus, Inc.*	1,279	9,812

Synaptics, Inc.* (b)	238	8,868

Veeco Instruments, Inc.*	381	2,820

Xperi Corp. (b)	813	14,944

		56,626

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 2.7%

ACI Worldwide, Inc.*	234	6,477

Fair Isaac Corp.*	65	12,080

MicroStrategy, Inc., Class A*	97	12,392

Progress Software Corp.	118	4,196

Synchronoss Technologies, Inc.*	168	1,034

TiVo Corp.	412	3,879

		40,058

Specialty Retail — 3.0%

Abercrombie & Fitch Co., Class A (b)	826	16,563

Cato Corp. (The), Class A	138	1,965

Chico’s FAS, Inc. (b)	175	981

Conn’s, Inc.* (b)	99	1,861

Express, Inc.* (b)	513	2,621

Hibbett Sports, Inc.*	278	3,968

Murphy USA, Inc.*	111	8,530

Office Depot, Inc.	1,063	2,743

Sally Beauty Holdings, Inc.*	240	4,099

Signet Jewelers Ltd. (b)	43	1,350

		44,681

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp.*	63	8,099

Movado Group, Inc.	112	3,551

		11,650

Thrifts & Mortgage Finance — 3.5%

BankFinancial Corp.	125	1,863

Beneficial Bancorp, Inc.	1,064	15,202

First Defiance Financial Corp.	64	1,564

Meridian Bancorp, Inc.	289	4,138

Northfield Bancorp, Inc.	580	7,859

Oritani Financial Corp.	26	378

Radian Group, Inc.	103	1,687

Territorial Bancorp, Inc.	15	382

United Community Financial Corp.	40	350

United Financial Bancorp, Inc.	90	1,324

Washington Federal, Inc.	555	14,821

Waterstone Financial, Inc.	82	1,379

WSFS Financial Corp.	18	694

		51,641

Tobacco — 0.1%

Vector Group Ltd. (b)	193	1,880

Trading Companies & Distributors — 1.5%

BMC Stock Holdings, Inc.*	55	847

DXP Enterprises, Inc.*	127	3,530

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — continued

MRC Global, Inc.*	451	5,510

Nexeo Solutions, Inc.* (b)	103	885

NOW, Inc.*	345	4,010

Titan Machinery, Inc.*	348	4,580

Veritiv Corp.*	84	2,095

		21,457

Water Utilities — 0.5%

American States Water Co.	115	7,716

Total Common Stocks (Cost $1,387,902)		1,415,279

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75* (Cost $—)	3	—

Short-Term Investments — 3.0%

Investment Companies — 3.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $44,230)	44,230	44,230

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 6.6%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (c) (d)	86,009	86,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	10,998	10,998

Total Investment of Cash Collateral from Securities Loaned (Cost $96,998)		96,998

Total Investments — 105.9% (Cost $1,529,130)		1,556,507
Liabilities in Excess of Other Assets — (5.9%)		(86,106)

NET ASSETS — 100.0%		1,470,401

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $92,921,000.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	558	03/2019	USD	37,654	(761)

					(761)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 0.4%

Curtiss-Wright Corp.	34	3,513

Moog, Inc., Class A	29	2,262

		5,775

Air Freight & Logistics — 0.0% (a)

Echo Global Logistics, Inc.*	15	313

Auto Components — 0.9%

Stoneridge, Inc.*	307	7,575

Tenneco, Inc., Class A	178	4,867

		12,442

Banks — 8.3%

1st Source Corp.	49	1,996

BancFirst Corp.	151	7,525

BancorpSouth Bank	203	5,296

Banner Corp.	325	17,360

Cadence BanCorp	13	221

Cathay General Bancorp	79	2,656

Central Pacific Financial Corp.	246	5,983

Central Valley Community Bancorp	18	347

Citizens & Northern Corp.	20	536

City Holding Co.	51	3,413

CVB Financial Corp.	327	6,619

East West Bancorp, Inc.	3	128

Enterprise Financial Services Corp.	47	1,754

FCB Financial Holdings, Inc., Class A*	243	8,170

First Commonwealth Financial Corp.	331	3,998

First Community Bancshares, Inc.	22	696

First Hawaiian, Inc.	72	1,625

First Interstate BancSystem, Inc., Class A	50	1,839

Flushing Financial Corp.	67	1,445

Great Western Bancorp, Inc.	25	766

Guaranty Bancorp	33	691

Hope Bancorp, Inc.	162	1,918

Independent Bank Corp.	94	1,980

Independent Bank Corp.	10	731

Investors Bancorp, Inc.	222	2,312

National Bank Holdings Corp., Class A	18	570

OFG Bancorp (Puerto Rico)	29	479

PacWest Bancorp	54	1,797

People’s United Financial, Inc.	110	1,593

Simmons First National Corp., Class A	94	2,269

TCF Financial Corp.	204	3,968

Trustmark Corp. (b)	70	1,982

UMB Financial Corp.	49	2,988

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Union Bankshares Corp.	40	1,118

Webster Financial Corp.	47	2,336

West Bancorp, Inc.	32	618

Westamerica Bancorp (b)	190	10,590

		110,313

Biotechnology — 7.1%

ACADIA Pharmaceuticals, Inc.* (b)	267	4,319

Achillion Pharmaceuticals, Inc.*	824	1,311

Aimmune Therapeutics, Inc.*	110	2,636

Alder Biopharmaceuticals, Inc.* (b)	211	2,159

AMAG Pharmaceuticals, Inc.* (b)	156	2,364

Amicus Therapeutics, Inc.* (b)	337	3,231

Aptinyx, Inc.* (b)	134	2,213

Arena Pharmaceuticals, Inc.*	103	4,002

Athenex, Inc.* (b)	269	3,414

Biohaven Pharmaceutical Holding Co. Ltd.*	126	4,648

Bluebird Bio, Inc.* (b)	17	1,716

Clovis Oncology, Inc.* (b)	127	2,277

CytomX Therapeutics, Inc.*	115	1,742

Eagle Pharmaceuticals, Inc.*	27	1,104

Flexion Therapeutics, Inc.* (b)	119	1,344

Forty Seven, Inc.* (b)	121	1,905

Global Blood Therapeutics, Inc.* (b)	120	4,926

Gritstone Oncology, Inc.* (b)	50	779

Homology Medicines, Inc.* (b)	138	3,081

La Jolla Pharmaceutical Co.* (b)	110	1,033

Mersana Therapeutics, Inc.*	129	528

Myriad Genetics, Inc.*	138	3,997

Natera, Inc.*	133	1,859

NewLink Genetics Corp.*	401	609

Novavax, Inc.* (b)	1,679	3,089

Principia Biopharma, Inc.*	124	3,383

Puma Biotechnology, Inc.* (b)	80	1,618

REGENXBIO, Inc.*	71	2,978

Sangamo Therapeutics, Inc.*	66	761

Sarepta Therapeutics, Inc.* (b)	30	3,241

Selecta Biosciences, Inc.*	244	648

Seres Therapeutics, Inc.* (b)	343	1,549

Solid Biosciences, Inc.* (b)	108	2,881

Spark Therapeutics, Inc.* (b)	54	2,106

Sutro Biopharma, Inc.*	40	363

Synlogic, Inc.* (b)	220	1,540

TG Therapeutics, Inc.* (b)	238	976

Twist Bioscience Corp.* (b)	72	1,658

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Vanda Pharmaceuticals, Inc.* (b)	171	4,479

Voyager Therapeutics, Inc.*	182	1,713

Xencor, Inc.*	130	4,708

Y-mAbs Therapeutics, Inc.* (b)	12	244

		95,132

Building Products — 1.2%

Continental Building Products, Inc.*	365	9,292

CSW Industrials, Inc.*	42	2,045

Masonite International Corp.*	93	4,183

		15,520

Capital Markets — 0.9%

BrightSphere Investment Group plc	52	553

Donnelley Financial Solutions, Inc.*	110	1,539

Evercore, Inc., Class A	16	1,131

Houlihan Lokey, Inc.	133	4,887

Stifel Financial Corp.	64	2,645

Virtus Investment Partners, Inc.	17	1,311

		12,066

Chemicals — 1.6%

FutureFuel Corp.	180	2,861

Minerals Technologies, Inc.	85	4,364

OMNOVA Solutions, Inc.*	285	2,088

PolyOne Corp.	38	1,098

Sensient Technologies Corp. (b)	30	1,681

Trinseo SA	214	9,783

		21,875

Commercial Services & Supplies — 1.6%

ACCO Brands Corp.	1,060	7,188

Deluxe Corp.	98	3,763

Ennis, Inc.	277	5,330

Essendant, Inc.	60	751

HNI Corp.	28	999

Interface, Inc.	60	854

VSE Corp.	84	2,506

		21,391

Communications Equipment — 1.1%

Infinera Corp.*	393	1,568

InterDigital, Inc.	19	1,256

NetScout Systems, Inc.*	507	11,971

		14,795

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.9%

EMCOR Group, Inc.	294	17,531

MasTec, Inc.* (b)	105	4,251

MYR Group, Inc.*	98	2,755

Sterling Construction Co., Inc.*	16	174

Tutor Perini Corp.*	15	235

		24,946

Consumer Finance — 0.6%

Credit Acceptance Corp.*	9	3,321

Green Dot Corp., Class A*	42	3,348

Nelnet, Inc., Class A	12	649

		7,318

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	175	1,857

Myers Industries, Inc.	29	435

		2,292

Distributors — 0.0% (a)

Weyco Group, Inc.	11	312

Diversified Consumer Services — 0.8%

Houghton Mifflin Harcourt Co.*	779	6,899

K12, Inc.*	153	3,801

		10,700

Diversified Telecommunication Services — 0.6%

Frontier Communications Corp. (b)	1,230	2,926

Vonage Holdings Corp.*	414	3,618

Windstream Holdings, Inc.* (b)	568	1,188

		7,732

Electric Utilities — 1.3%

El Paso Electric Co.	96	4,792

PNM Resources, Inc.	71	2,901

Portland General Electric Co.	166	7,630

Spark Energy, Inc., Class A (b)	249	1,852

		17,175

Electrical Equipment — 1.1%

Bloom Energy Corp., Class A* (b)	11	111

Generac Holdings, Inc.*	257	12,763

Powell Industries, Inc.	83	2,086

		14,960

Electronic Equipment, Instruments & Components — 2.7%

Bel Fuse, Inc., Class B	20	367

Benchmark Electronics, Inc. (b)	287	6,070

ePlus, Inc.*	78	5,537

OSI Systems, Inc.*	101	7,418

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Tech Data Corp.*	147	12,034

Vishay Intertechnology, Inc.	222	3,991

		35,417

Energy Equipment & Services — 0.7%

Archrock, Inc.	259	1,939

Dawson Geophysical Co.*	11	36

FTS International, Inc.*	125	891

Matrix Service Co.*	36	653

Natural Gas Services Group, Inc.*	49	802

Nine Energy Service, Inc.*	18	404

SEACOR Holdings, Inc.*	40	1,491

Unit Corp.*	113	1,609

US Silica Holdings, Inc. (b)	129	1,313

		9,138

Entertainment — 0.1%

Eros International plc (India)* (b)	224	1,859

Equity Real Estate Investment Trusts (REITs) — 6.3%

Alexander & Baldwin, Inc.*	41	753

American Assets Trust, Inc.	88	3,515

Ashford Hospitality Trust, Inc.	587	2,346

CBL & Associates Properties, Inc. (b)	95	182

City Office, Inc.	26	264

CorEnergy Infrastructure Trust, Inc. (b)	50	1,659

CoreSite Realty Corp.	126	11,026

CubeSmart	63	1,808

DiamondRock Hospitality Co.	536	4,865

EastGroup Properties, Inc.	41	3,761

Equity LifeStyle Properties, Inc.	24	2,331

First Industrial Realty Trust, Inc.	47	1,351

Franklin Street Properties Corp.	81	502

GEO Group, Inc. (The)	417	8,219

Gladstone Commercial Corp.	18	328

Hersha Hospitality Trust	152	2,671

Highwoods Properties, Inc.	35	1,354

Hospitality Properties Trust	96	2,283

InfraREIT, Inc.*	9	185

LTC Properties, Inc.	42	1,769

Mack-Cali Realty Corp.	84	1,653

National Retail Properties, Inc. (b)	12	572

Pebblebrook Hotel Trust	470	13,300

Pennsylvania	49	292

Piedmont Office Realty Trust, Inc., Class A	304	5,182

PotlatchDeltic Corp.	38	1,214

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

PS Business Parks, Inc.	24	3,105

RLJ Lodging Trust	53	866

RPT Realty	173	2,063

Saul Centers, Inc.	46	2,167

Taubman Centers, Inc.	31	1,410

Xenia Hotels & Resorts, Inc.	40	679

		83,675

Food & Staples Retailing — 0.1%

BJ’s Wholesale Club Holdings, Inc.*	83	1,846

Food Products — 1.3%

Darling Ingredients, Inc.*	725	13,953

Dean Foods Co.	241	918

Post Holdings, Inc.*	23	2,050

Seneca Foods Corp., Class A*	19	528

		17,449

Gas Utilities — 0.4%

Northwest Natural Holding Co.	24	1,451

Southwest Gas Holdings, Inc. (b)	48	3,649

		5,100

Health Care Equipment & Supplies — 2.8%

AngioDynamics, Inc.*	280	5,639

Axonics Modulation Technologies, Inc.*	12	181

Integer Holdings Corp.*	229	17,464

Lantheus Holdings, Inc.*	74	1,161

Meridian Bioscience, Inc. (b)	206	3,575

NuVasive, Inc.*	95	4,703

Orthofix Medical, Inc.*	45	2,383

SI-BONE, Inc.*	16	336

Utah Medical Products, Inc.	18	1,487

		36,929

Health Care Providers & Services — 3.8%

Amedisys, Inc.*	43	5,083

Civitas Solutions, Inc.*	324	5,673

Community Health Systems, Inc.* (b)	290	818

Cross Country Healthcare, Inc.*	374	2,744

Guardant Health, Inc.*	18	669

Molina Healthcare, Inc.*	53	6,195

Owens & Minor, Inc.	297	1,877

Patterson Cos., Inc. (b)	132	2,589

Quorum Health Corp.* (b)	581	1,680

RadNet, Inc.*	126	1,279

Surgery Partners, Inc.* (b)	132	1,291

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Tenet Healthcare Corp.* (b)	447	7,662

Tivity Health, Inc.*	295	7,324

Triple-S Management Corp., Class B (Puerto Rico)*	323	5,611

		50,495

Health Care Technology — 0.3%

Allscripts Healthcare Solutions, Inc.* (b)	464	4,476

Hotels, Restaurants & Leisure — 2.6%

Bloomin’ Brands, Inc.	492	8,804

Brinker International, Inc. (b)	405	17,829

Penn National Gaming, Inc.*	366	6,886

Speedway Motorsports, Inc.	78	1,269

		34,788

Household Durables — 2.5%

Hamilton Beach Brands Holding Co., Class A	71	1,673

Hovnanian Enterprises, Inc., Class A* (b)	1,834	1,254

KB Home	837	15,977

Sonos, Inc.* (b)	216	2,124

Taylor Morrison Home Corp., Class A*	705	11,213

TRI Pointe Group, Inc.*	114	1,250

		33,491

Independent Power and Renewable Electricity Producers — 0.6%

Atlantic Power Corp.*	1,668	3,619

Clearway Energy, Inc., Class A	88	1,491

Clearway Energy, Inc., Class C	192	3,314

		8,424

Insurance — 2.6%

Ambac Financial Group, Inc.*	15	252

American Equity Investment Life Holding Co.	9	241

CNO Financial Group, Inc.	280	4,166

First American Financial Corp.	32	1,424

Global Indemnity Ltd. (Cayman Islands)	19	678

Kemper Corp.	29	1,912

Kinsale Capital Group, Inc.	77	4,284

MBIA, Inc.* (b)	479	4,274

Navigators Group, Inc. (The)	49	3,426

Primerica, Inc.	81	7,924

ProAssurance Corp. (b)	59	2,397

Third Point Reinsurance Ltd. (Bermuda)*	100	967

Universal Insurance Holdings, Inc.	57	2,146

		34,091

Interactive Media & Services — 0.8%

Care.com, Inc.*	96	1,858

Liberty TripAdvisor Holdings, Inc., Class A*	237	3,764

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — continued

Yelp, Inc.*	158	5,518

		11,140

Internet & Direct Marketing Retail — 1.3%

Liberty Expedia Holdings, Inc., Class A*	240	9,367

Overstock.com, Inc.* (b)	343	4,658

Shutterfly, Inc.*	72	2,910

		16,935

IT Services — 2.0%

Brightcove, Inc.*	339	2,384

CACI International, Inc., Class A*	18	2,564

Endurance International Group Holdings, Inc.*	209	1,390

Euronet Worldwide, Inc.* (b)	24	2,457

NIC, Inc.	215	2,686

Perficient, Inc.*	311	6,932

Science Applications International Corp.	108	6,867

Switch, Inc., Class A (b)	45	311

Unisys Corp.* (b)	36	420

		26,011

Leisure Products — 0.1%

YETI Holdings, Inc.* (b)	60	892

Life Sciences Tools & Services — 0.5%

Luminex Corp. (b)	77	1,770

Medpace Holdings, Inc.*	90	4,785

		6,555

Machinery — 3.2%

Actuant Corp., Class A	197	4,127

Briggs & Stratton Corp.	189	2,467

Douglas Dynamics, Inc.	230	8,237

FreightCar America, Inc.*	35	236

Graham Corp.	33	763

Harsco Corp.*	141	2,796

Hillenbrand, Inc.	182	6,918

Kadant, Inc.	66	5,376

LB Foster Co., Class A*	22	344

Meritor, Inc.*	163	2,758

Wabash National Corp.	705	9,225

		43,247

Media — 1.6%

Entravision Communications Corp., Class A	223	649

Gannett Co., Inc. (b)	810	6,905

Hemisphere Media Group, Inc.*	215	2,610

MSG Networks, Inc., Class A*	40	935

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — continued

New Media Investment Group, Inc. (b)	118	1,363

Sinclair Broadcast Group, Inc., Class A (b)	199	5,247

Tribune Publishing Co.*	173	1,965

WideOpenWest, Inc.*	161	1,150

		20,824

Metals & Mining — 1.3%

Kaiser Aluminum Corp.	52	4,628

SunCoke Energy, Inc.*	43	367

Warrior Met Coal, Inc.	259	6,237

Worthington Industries, Inc.	160	5,561

		16,793

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Capstead Mortgage Corp.	491	3,272

Cherry Hill Mortgage Investment Corp.	102	1,782

Dynex Capital, Inc.	40	226

Invesco Mortgage Capital, Inc.	180	2,606

Two Harbors Investment Corp.	482	6,194

		14,080

Multiline Retail — 0.2%

Dillard’s, Inc., Class A (b)	51	3,076

Oil, Gas & Consumable Fuels — 2.9%

Adams Resources & Energy, Inc.	14	522

Arch Coal, Inc., Class A (b)	54	4,448

CVR Energy, Inc.	37	1,283

Denbury Resources, Inc.*	972	1,662

Dorian LPG Ltd.*	6	33

EP Energy Corp., Class A*	644	451

Gulfport Energy Corp.*	925	6,057

NACCO Industries, Inc., Class A	52	1,753

PDC Energy, Inc.*	36	1,083

Peabody Energy Corp.	121	3,676

Renewable Energy Group, Inc.* (b)	239	6,136

REX American Resources Corp.*	103	7,002

W&T Offshore, Inc.* (b)	1,204	4,959

		39,065

Paper & Forest Products — 0.2%

Domtar Corp.	38	1,318

Verso Corp., Class A*	74	1,664

		2,982

Personal Products — 0.6%

Edgewell Personal Care Co.*	44	1,625

Herbalife Nutrition Ltd.*	33	1,951

Medifast, Inc.	12	1,550

INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Products — continued

USANA Health Sciences, Inc.*	19	2,237

		7,363

Pharmaceuticals — 2.2%

Arvinas, Inc.*	4	52

Cymabay Therapeutics, Inc.* (b)	264	2,077

Endo International plc*	551	4,020

Horizon Pharma plc*	267	5,225

Lannett Co., Inc.* (b)	109	540

Mallinckrodt plc*	100	1,586

Menlo Therapeutics, Inc.*	93	381

MyoKardia, Inc.*	81	3,963

Paratek Pharmaceuticals, Inc.* (b)	270	1,383

Prestige Consumer Healthcare, Inc.*	177	5,450

Reata Pharmaceuticals, Inc., Class A* (b)	71	3,961

resTORbio, Inc.* (b)	68	586

		29,224

Professional Services — 3.0%

Acacia Research Corp.*	353	1,052

Barrett Business Services, Inc.	161	9,196

Huron Consulting Group, Inc.*	196	10,072

Navigant Consulting, Inc.	396	9,529

TrueBlue, Inc.*	149	3,322

Upwork, Inc.* (b)	113	2,048

WageWorks, Inc.*	184	5,000

		40,219

Real Estate Management & Development — 0.0% (a)

Cushman & Wakefield plc* (b)	9	136

Road & Rail — 0.7%

ArcBest Corp.	207	7,085

Covenant Transportation Group, Inc., Class A*	28	532

Schneider National, Inc., Class B	48	892

YRC Worldwide, Inc.*	171	538

		9,047

Semiconductors & Semiconductor Equipment — 3.8%

Advanced Energy Industries, Inc.*	24	1,017

Amkor Technology, Inc.*	636	4,169

Cirrus Logic, Inc.*	228	7,575

Cohu, Inc.	192	3,084

Entegris, Inc.	131	3,665

NeoPhotonics Corp.*	133	862

Rambus, Inc.*	1,622	12,444

Synaptics, Inc.* (b)	172	6,386

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Xperi Corp.	586	10,782

		49,984

Software — 6.4%

ACI Worldwide, Inc.*	408	11,281

Anaplan, Inc.*	130	3,440

Aspen Technology, Inc.*	181	14,875

Box, Inc., Class A* (b)	71	1,190

Cloudera, Inc.* (b)	161	1,781

CommVault Systems, Inc.*	28	1,660

Domo, Inc., Class B* (b)	195	3,834

Elastic NV* (b)	79	5,647

Fair Isaac Corp.*	77	14,399

Manhattan Associates, Inc.*	40	1,707

MicroStrategy, Inc., Class A*	16	2,095

Progress Software Corp.	326	11,562

Proofpoint, Inc.*	36	3,009

SPS Commerce, Inc.*	43	3,534

Synchronoss Technologies, Inc.*	256	1,572

Telenav, Inc.*	76	307

TiVo Corp.	159	1,495

Zix Corp.*	369	2,117

		85,505

Specialty Retail — 3.8%

Abercrombie & Fitch Co., Class A (b)	678	13,598

American Eagle Outfitters, Inc.	305	5,892

Asbury Automotive Group, Inc.*	76	5,053

Conn’s, Inc.* (b)	43	816

Murphy USA, Inc.*	60	4,629

RH* (b)	113	13,540

Signet Jewelers Ltd.	12	394

Sleep Number Corp.*	200	6,346

		50,268

Technology Hardware, Storage & Peripherals — 0.1%

Electronics For Imaging, Inc.* (b)	30	741

Textiles, Apparel & Luxury Goods — 1.7%

Crocs, Inc.*	239	6,212

Deckers Outdoor Corp.* (b)	96	12,296

Wolverine World Wide, Inc.	145	4,624

		23,132

INVESTMENTS	SHARES (000)		VALUE ($000)

Thrifts & Mortgage Finance — 2.8%

BankFinancial Corp.	80		1,197

Beneficial Bancorp, Inc.	603		8,618

Capitol Federal Financial, Inc.	18		227

First Defiance Financial Corp.	36		882

Meridian Bancorp, Inc.	485		6,947

MGIC Investment Corp.*	208		2,173

NMI Holdings, Inc., Class A*	97		1,724

Northfield Bancorp, Inc.	492		6,663

Radian Group, Inc.	54		887

Washington Federal, Inc.	320		8,539

			37,857

Trading Companies & Distributors — 1.3%

Applied Industrial Technologies, Inc.	42		2,277

DXP Enterprises, Inc.*	123		3,435

MRC Global, Inc.*	412		5,039

NOW, Inc.*	226		2,632

Titan Machinery, Inc.*	297		3,899

Veritiv Corp.*	25		619

			17,901

Water Utilities — 0.8%

American States Water Co.	156		10,425

Total Common Stocks (Cost $1,311,349)			1,315,637

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75* (Cost $ — )	—	(c)	—

	SHARES (000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $25,354)	25,354		25,354

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (d) (e)	92,009	92,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e)	17,798	17,798

Total Investment of Cash Collateral from Securities Loaned (Cost $109,798)		109,798

Total Investments — 108.9% (Cost $1,446,501)		1,450,789
Liabilities in Excess of Other Assets — (8.9%)		(118,704)

NET ASSETS — 100.0%		1,332,085

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $107,364,000.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	282	03/2019	USD	19,029	747

					747

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$207,677		$275,885		$5,422,928
Investments in affiliates, at value	5,375		12,615		152,021
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	25,185		18,684		157,951
Cash	—	(a)	14		1,329
Deposits at broker for futures contracts	—		628		—
Receivables:
Investment securities sold	—		1,240		30,388
Fund shares sold	3,564		254		8,154
Dividends from non-affiliates	166		376		7,572
Dividends from affiliates	9		18		411
Securities lending income (Note 2.C.)	6		10		34
Variation margin on futures contracts	—		87		—

Total Assets	241,982		309,811		5,780,788

LIABILITIES:
Payables:
Investment securities purchased	1,723		2,084		2,770
Collateral received on securities loaned (Note 2.C.)	25,185		18,684		157,951
Fund shares redeemed	1,893		1,709		41,243
Accrued liabilities:
Investment advisory fees	100		148		3,193
Administration fees	3		12		391
Distribution fees	40		2		255
Service fees	44		14		795
Custodian and accounting fees	4		11		40
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	19		111		604

Total Liabilities	29,011		22,775		207,242

Net Assets	$212,971		$287,036		$5,573,546

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$208,928	$283,326	$4,630,820
Total distributable earnings (loss) (a)	4,043	3,710	942,726

Total Net Assets	$212,971	$287,036	$5,573,546

Net Assets:
Class A	$80,951	$4,381	$780,128
Class C	35,706	1,975	106,059
Class I	96,297	15,288	2,405,067
Class R2	—	92	9,427
Class R3	—	200	1,966
Class R4	—	1,406	496
Class R5	—	189,100	1,067,138
Class R6	17	74,594	1,203,265

Total	$212,971	$287,036	$5,573,546

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,928	102	18,649
Class C	3,326	46	3,492
Class I	4,888	354	49,378
Class R2	—	2	230
Class R3	—	5	47
Class R4	—	33	10
Class R5	—	4,366	21,867
Class R6	1	1,725	24,669

Net Asset Value (b):
Class A — Redemption price per share	$16.43	$43.03	$41.83
Class C — Offering price per share (c)	10.74	42.52	30.37
Class I — Offering and redemption price per share	19.70	43.21	48.71
Class R2 — Offering and redemption price per share	—	43.11	40.99
Class R3 — Offering and redemption price per share	—	43.21	41.57
Class R4 — Offering and redemption price per share	—	43.24	48.64
Class R5 — Offering and redemption price per share	—	43.31	48.80
Class R6 — Offering and redemption price per share	19.73	43.24	48.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.34	$45.41	$44.15

Cost of investments in non-affiliates	$194,230	$272,620	$4,468,905
Cost of investments in affiliates	5,375	12,615	152,021
Investment securities on loan, at value	24,891	18,427	137,012
Cost of investment of cash collateral	25,185	18,684	157,951

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$2,043,089	$1,415,279		$1,315,637
Investments in affiliates, at value	19,836	44,230		25,354
Investment of cash collateral received from Securities loaned (Note 2.C.)	146,444	96,998		109,798
Cash	—	29		37
Deposits at broker for futures contracts	—	3,542		1,980
Receivables:
Due from custodian	—	798		1,902
Investment securities sold	—	17,765		13,650
Fund shares sold	7,534	20,145		6,519
Dividends from non-affiliates	822	3,010		1,353
Dividends from affiliates	35	98		41
Securities lending income (Note 2.C.)	50	38		50
Variation margin on futures contracts	—	154		76
Prepaid expenses	78	—		—

Total Assets	2,217,888	1,602,086		1,476,397

LIABILITIES:
Payables:
Investment securities purchased	—	18,202		19,905
Collateral received on securities loaned (Note 2.C.)	146,444	96,998		109,798
Fund shares redeemed	10,685	15,085		13,354
Accrued liabilities:
Investment advisory fees	1,143	824		722
Administration fees	131	95		98
Distribution fees	103	80		78
Service fees	156	128		160
Custodian and accounting fees	14	20		17
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	66	253		180

Total Liabilities	158,742	131,685		144,312

Net Assets	$2,059,146	$1,470,401		$1,332,085

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$1,898,756	$1,440,427	$1,360,369
Total distributable earnings (loss) (a)	160,390	29,974	(28,284)

Total Net Assets	$2,059,146	$1,470,401	$1,332,085

Net Assets:
Class A	$280,661	$217,136	$146,042
Class C	43,450	19,104	30,721
Class I	192,982	263,397	285,849
Class L	404,852	—	396,282
Class R2	25,896	33,913	42,697
Class R3	749	12,643	19,334
Class R4	741	366	5,828
Class R5	28,549	86,760	9,721
Class R6	1,081,266	837,082	395,611

Total	$2,059,146	$1,470,401	$1,332,085

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,919	10,157	10,209
Class C	4,661	1,115	2,271
Class I	12,854	11,514	19,478
Class L	26,076	—	27,048
Class R2	2,009	1,605	3,055
Class R3	56	592	1,360
Class R4	55	16	399
Class R5	1,838	3,789	665
Class R6	68,858	36,504	26,991

Net Asset Value (b):
Class A — Redemption price per share	$13.42	$21.38	$14.31
Class C — Offering price per share (c)	9.32	17.12	13.53
Class I — Offering and redemption price per share	15.01	22.88	14.68
Class L — Offering and redemption price per share	15.53	—	14.65
Class R2 — Offering and redemption price per share	12.89	21.13	13.98
Class R3 — Offering and redemption price per share	13.42	21.34	14.22
Class R4 — Offering and redemption price per share	13.47	22.85	14.60
Class R5 — Offering and redemption price per share	15.53	22.90	14.62
Class R6 — Offering and redemption price per share	15.70	22.93	14.66
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.16	$22.56	$15.10

Cost of investments in non-affiliates	$1,859,781	$1,387,902	$1,311,349
Cost of investments in affiliates	19,836	44,230	25,354
Investment securities on loan, at value	145,272	92,921	107,364
Cost of investment of cash collateral	146,444	96,998	109,798

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$5	$—
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	1,204	1,998	45,077
Dividend income from affiliates	58	113	2,891
Income from securities lending (net)	16	24	83

Total investment income	1,278	2,140	48,051

EXPENSES:
Investment advisory fees	776	1,047	22,126
Administration fees	97	131	2,761
Distribution fees:
Class A	112	6	1,300
Class C	150	9	511
Class R2	—	— (a)	29
Class R3	—	— (a)	3
Service fees:
Class A	112	6	1,300
Class C	50	3	170
Class I	137	20	3,644
Class R2	—	— (a)	14
Class R3	—	— (a)	3
Class R4	—	2	1
Class R5	—	110	635
Custodian and accounting fees	21	25	91
Professional fees	44	28	62
Trustees’ and Chief Compliance Officer’s fees	13	13	26
Printing and mailing costs	9	10	154
Registration and filing fees	37	77	179
Transfer agency fees (See Note 2.F.)	11	6	82
Other	7	8	48

Total expenses	1,576	1,501	33,139

Less fees waived	(137)	(206)	(916)
Less expense reimbursements	—	— (a)	(4)

Net expenses	1,439	1,295	32,219

Net investment income (loss)	(161)	845	15,832

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,742	13,299	202,199
Futures contracts	—	(2,127)	—

Net realized gain (loss)	3,742	11,172	202,199

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(45,496)	(75,789)	(1,153,583)
Futures contracts	—	(201)	—

Change in net unrealized appreciation/depreciation	(45,496)	(75,990)	(1,153,583)

Net realized/unrealized gains (losses)	(41,754)	(64,818)	(951,384)

Change in net assets resulting from operations	$(41,915)	$(63,973)	$(935,552)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$21	$20
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	5,123	16,131	9,844
Dividend income from affiliates	354	540	481
Non-cash dividend income from non-affiliates	—	967	—
Income from securities lending (net)	173	88	98

Total investment income	5,650	17,747	10,443

EXPENSES:
Investment advisory fees	7,768	5,926	5,108
Administration fees	969	739	690
Distribution fees:
Class A	432	365	242
Class C	190	92	155
Class R2	77	106	127
Class R3	1	17	25
Service fees:
Class A	432	365	242
Class C	63	31	52
Class I	330	402	495
Class L	242	—	266
Class R2	38	53	63
Class R3	1	17	25
Class R4	1	1	7
Class R5	16	64	5
Custodian and accounting fees	44	41	39
Professional fees	37	34	36
Trustees’ and Chief Compliance Officer’s fees	17	16	16
Printing and mailing costs	79	51	35
Registration and filing fees	100	77	111
Transfer agency fees (See Note 2.F.)	35	64	40
Other	21	20	17

Total expenses	10,893	8,481	7,796

Less fees waived	(266)	(265)	(56)
Less expense reimbursements	(6)	(11)	—

Net expenses	10,621	8,205	7,740

Net investment income (loss)	(4,971)	9,542	2,703

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,113	139,565	47,310
Futures contracts	—	(13,877)	(8,475)

Net realized gain (loss)	22,113	125,688	38,835

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(451,783)	(477,930)	(355,209)
Futures contracts	—	(520)	1,986

Change in net unrealized appreciation/depreciation	(451,783)	(478,450)	(353,223)

Net realized/unrealized gains (losses)	(429,670)	(352,762)	(314,388)

Change in net assets resulting from operations	$(434,641)	$(343,220)	$(311,685)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(161)	$(1,589)	$845	$1,237
Net realized gain (loss)	3,742	67,803	11,172	18,718
Change in net unrealized appreciation/depreciation	(45,496)	(5,489)	(75,990)	24,496

Change in net assets resulting from operations	(41,915)	60,725	(63,973)	44,451

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(22,374)	(8,120)	(352)	(252)
Class C	(12,520)	(5,253)	(172)	(108)
Class I	(24,328)	(8,033)	(1,269)	(1,875)
Class R2 (b)	—	—	(3)	(2)
Class R3 (b)	—	—	(2)	(2)
Class R4 (b)	—	—	(114)	(2)
Class R5	—	—	(16,043)	(15,677)
Class R6 (d)	(4)	—	(6,241)	(2,907)

Total distributions to shareholders	(59,226)	(21,406)	(24,196)	(20,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	95,355	9,046	61,385	79,449

NET ASSETS:
Change in net assets	(5,786)	48,365	(26,784)	103,075
Beginning of period	218,757	170,392	313,820	210,745

End of period	$212,971	$218,757	$287,036	$313,820

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund
Class A
From net investment income	$—	$(1)
From net realized gains	(8,120)	(251)
Class C
From net realized gains	(5,253)	(108)
Class I
From net investment income	—	(74)
From net realized gains	(8,033)	(1,801)
Class R2 (b)
From net investment income	—	— (c)
From net realized gains	—	(2)
Class R3 (b)
From net investment income	—	— (c)
From net realized gains	—	(2)
Class R4 (b)
From net investment income	—	— (c)
From net realized gains	—	(2)
Class R5
From net investment income	—	(626)
From net realized gains	—	(15,051)
Class R6
From net investment income	—	(134)
From net realized gains	—	(2,773)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,832	$30,506	$(4,971)	$(7,870)
Net realized gain (loss)	202,199	239,434	22,113	300,478
Change in net unrealized appreciation/depreciation	(1,153,583)	609,763	(451,783)	197,385

Change in net assets resulting from operations	(935,552)	879,703	(434,641)	489,993

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(61,854)	(62,632)	(37,004)	(17,975)
Class C	(11,312)	(10,709)	(8,359)	(2,339)
Class I	(172,497)	(134,911)	(25,203)	(11,269)
Class L	—	—	(48,328)	(23,301)
Class R2	(723)	(785)	(3,487)	(2,118)
Class R3 (b)	(155)	(139)	(93)	(2)
Class R4 (b)	(50)	(4)	(91)	(2)
Class R5	(79,273)	(66,108)	(3,229)	(152)
Class R6	(85,443)	(74,342)	(122,202)	(54,605)

Total distributions to shareholders	(411,307)	(349,630)	(247,996)	(111,763)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,166	9,723	551,871	495,754

NET ASSETS:
Change in net assets	(1,254,693)	539,796	(130,766)	873,984
Beginning of period	6,828,239	6,288,443	2,189,912	1,315,928

End of period	$5,573,546	$6,828,239	$2,059,146	$2,189,912

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
Class A
From net investment income	$(2,285)	$—
From net realized gains	(60,347)	(17,975)
Class C
From net realized gains	(10,709)	(2,339)
Class I
From net investment income	(10,544)	—
From net realized gains	(124,367)	(11,269)
Class L
From net realized gains	—	(23,301)
Class R2
From net investment income	(5)	—
From net realized gains	(780)	(2,118)
Class R3 (b)
From net investment income	(15)	—
From net realized gains	(124)	(2)
Class R4 (b)
From net investment income	— (c)	—
From net realized gains	(4)	(2)
Class R5
From net investment income	(7,451)	—
From net realized gains	(58,657)	(152)
Class R6
From net investment income	(9,002)	—
From net realized gains	(65,340)	(54,605)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,542	$20,141	$2,703	$5,467
Net realized gain (loss)	125,688	115,617	38,835	144,995
Change in net unrealized appreciation/depreciation	(478,450)	84,422	(353,223)	111,286

Change in net assets resulting from operations	(343,220)	220,180	(311,685)	261,748

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(32,649)	(26,130)	(17,753)	(13,966)
Class C	(3,540)	(2,152)	(3,937)	(3,080)
Class I	(36,659)	(23,178)	(34,817)	(25,766)
Class L	—	—	(50,872)	(44,432)
Class R2	(5,129)	(3,737)	(5,054)	(3,249)
Class R3	(1,857)	(786)	(2,105)	(872)
Class R4	(52)	(6)	(678)	(270)
Class R5	(14,851)	(8,334)	(1,146)	(18)
Class R6	(116,147)	(65,775)	(45,521)	(23,782)

Total distributions to shareholders	(210,884)	(130,098)	(161,883)	(115,435)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,223	(277,003)	26,807	(119,140)

NET ASSETS:
Change in net assets	(457,881)	(186,921)	(446,761)	27,173
Beginning of period	1,928,282	2,115,203	1,778,846	1,751,673

End of period	$1,470,401	$1,928,282	$1,332,085	$1,778,846

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
Class A
From net investment income	$(3,065)	$—
From net realized gains	(23,065)	(13,966)
Class C
From net investment income	(167)	—
From net realized gains	(1,985)	(3,080)
Class I
From net investment income	(3,303)	(744)
From net realized gains	(19,875)	(25,022)
Class L
From net investment income	—	(2,189)
From net realized gains	—	(42,243)
Class R2
From net investment income	(338)	—
From net realized gains	(3,399)	(3,249)
Class R3
From net investment income	(100)	(26)
From net realized gains	(686)	(846)
Class R4
From net investment income	(1)	(15)
From net realized gains	(5)	(255)
Class R5
From net investment income	(1,348)	(1)
From net realized gains	(6,986)	(17)
Class R6
From net investment income	(11,435)	(1,594)
From net realized gains	(54,340)	(22,188)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,630	$15,940	$1,660	$2,760
Distributions reinvested	17,078	5,772	351	252
Cost of shares redeemed	(12,449)	(17,025)	(867)	(922)

Change in net assets resulting from Class A capital transactions	$33,259	$4,687	$1,144	$2,090

Class C
Proceeds from shares issued	$19,851	$11,682	$1,195	$795
Distributions reinvested	1,178	349	172	108
Cost of shares redeemed	(6,555)	(14,448)	(531)	(223)

Change in net assets resulting from Class C capital transactions	$14,474	$(2,417)	$836	$680

Class I
Proceeds from shares issued	$66,345	$49,518	$11,281	$33,484
Distributions reinvested	24,212	7,882	1,268	1,875
Cost of shares redeemed	(42,959)	(50,624)	(8,078)	(23,067)

Change in net assets resulting from Class I capital transactions	$47,598	$6,776	$4,471	$12,292

Class R2 (a)
Proceeds from shares issued	$—	$—	$76	$20
Distributions reinvested	—	—	3	2
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$79	$22

Class R3 (a)
Proceeds from shares issued	$—	$—	$181	$20
Distributions reinvested	—	—	2	2
Cost of shares redeemed	—	—	(1)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$182	$22

Class R4 (a)
Proceeds from shares issued	$—	$—	$401	$1,555
Distributions reinvested	—	—	114	2
Cost of shares redeemed	—	—	(220)	(107)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$295	$1,450

Class R5
Proceeds from shares issued	$—	$—	$31,929	$51,871
Distributions reinvested	—	—	15,379	14,939
Cost of shares redeemed	—	—	(23,886)	(49,890)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$23,422	$16,920

Class R6 (c)
Proceeds from shares issued	$20	$—	$34,536	$46,416
Distributions reinvested	4	—	6,240	2,907
Cost of shares redeemed	— (b)	—	(9,820)	(3,350)

Change in net assets resulting from Class R6 capital transactions	$24	$—	$30,956	$45,973

Total change in net assets resulting from capital transactions	$95,355	$9,046	$61,385	$79,449

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,298	656	29	51
Reinvested	976	255	8	5
Redeemed	(557)	(705)	(16)	(17)

Change in Class A Shares	1,717	206	21	39

Class C
Issued	1,551	657	21	14
Reinvested	103	21	3	2
Redeemed	(363)	(787)	(10)	(4)

Change in Class C Shares	1,291	(109)	14	12

Class I
Issued	2,389	1,801	215	598
Reinvested	1,154	305	27	35
Redeemed	(1,692)	(1,787)	(159)	(429)

Change in Class I Shares	1,851	319	83	204

Class R2 (a)
Issued	—	—	2	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	— (b)	—

Change in Class R2 Shares	—	—	2	—	(b)

Class R3 (a)
Issued	—	—	5	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	— (b)	—

Change in Class R3 Shares	—	—	5	—	(b)

Class R4 (a)
Issued	—	—	8	29
Reinvested	—	—	2	—	(b)
Redeemed	—	—	(4)	(2)

Change in Class R4 Shares	—	—	6	27

Class R5
Issued	—	—	583	952
Reinvested	—	—	329	281
Redeemed	—	—	(432)	(904)

Change in Class R5 Shares	—	—	480	329

Class R6 (c)
Issued	1	—	634	840
Reinvested	— (b)	—	134	55
Redeemed	— (b)	—	(195)	(62)

Change in Class R6 Shares	1	—	573	833

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,965	$261,260	$94,455	$143,219
Distributions reinvested	57,371	58,136	34,925	16,796
Cost of shares redeemed	(285,425)	(442,597)	(88,668)	(73,782)

Change in net assets resulting from Class A capital transactions	$(118,089)	$(123,201)	$40,712	$86,233

Class C
Proceeds from shares issued	$3,337	$6,912	$20,329	$27,470
Distributions reinvested	11,037	10,428	8,141	2,267
Cost of shares redeemed	(21,462)	(54,198)	(9,684)	(12,373)

Change in net assets resulting from Class C capital transactions	$(7,088)	$(36,858)	$18,786	$17,364

Class I
Proceeds from shares issued	$434,908	$728,118	$139,008	$214,425
Distributions reinvested	161,114	127,579	22,035	10,622
Cost of shares redeemed	(478,051)	(923,843)	(167,304)	(107,938)

Change in net assets resulting from Class I capital transactions	$117,971	$(68,146)	$(6,261)	$117,109

Class L
Proceeds from shares issued	$—	$—	$180,100	$174,119
Distributions reinvested	—	—	42,498	21,436
Cost of shares redeemed	—	—	(115,548)	(208,654)

Change in net assets resulting from Class L capital transactions	$—	$—	$107,050	$(13,099)

Class R2
Proceeds from shares issued	$2,462	$4,488	$3,706	$7,304
Distributions reinvested	442	397	3,392	2,045
Cost of shares redeemed	(3,294)	(6,823)	(3,974)	(7,260)

Change in net assets resulting from Class R2 capital transactions	$(390)	$(1,938)	$3,124	$2,089

Class R3 (a)
Proceeds from shares issued	$448	$3,244	$473	$430
Distributions reinvested	131	138	93	2
Cost of shares redeemed	(661)	(1,138)	(51)	(42)

Change in net assets resulting from Class R3 capital transactions	$(82)	$2,244	$515	$390

Class R4 (a)
Proceeds from shares issued	$430	$634	$173	$698
Distributions reinvested	49	4	91	2
Cost of shares redeemed	(436)	(89)	(14)	(40)

Change in net assets resulting from Class R4 capital transactions	$43	$549	$250	$660

Class R5
Proceeds from shares issued	$156,083	$199,217	$12,349	$27,789
Distributions reinvested	72,102	60,149	3,229	152
Cost of shares redeemed	(156,740)	(374,064)	(6,346)	(1,442)

Change in net assets resulting from Class R5 capital transactions	$71,445	$(114,698)	$9,232	$26,499

Class R6
Proceeds from shares issued	$170,220	$631,942	$399,353	$505,197
Distributions reinvested	84,729	74,202	120,678	54,603
Cost of shares redeemed	(226,593)	(354,373)	(141,568)	(301,291)

Change in net assets resulting from Class R6 capital transactions	$28,356	$351,771	$378,463	$258,509

Total change in net assets resulting from capital transactions	$92,166	$9,723	$551,871	$495,754

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,125	5,187	5,312	8,439
Reinvested	1,280	1,180	2,442	1,070
Redeemed	(5,647)	(8,823)	(5,150)	(4,457)

Change in Class A Shares	(2,242)	(2,456)	2,604	5,052

Class C
Issued	88	183	1,570	2,182
Reinvested	339	283	819	196
Redeemed	(591)	(1,432)	(911)	(1,007)

Change in Class C Shares	(164)	(966)	1,478	1,371

Class I
Issued	7,319	12,557	6,971	11,500
Reinvested	3,090	2,241	1,377	615
Redeemed	(8,433)	(16,281)	(8,667)	(5,782)

Change in Class I Shares	1,976	(1,483)	(319)	6,333

Class L
Issued	—	—	8,979	9,322
Reinvested	—	—	2,570	1,206
Redeemed	—	—	(6,199)	(11,497)

Change in Class L Shares	—	—	5,350	(969)

Class R2
Issued	49	91	226	448
Reinvested	10	8	247	135
Redeemed	(65)	(137)	(234)	(451)

Change in Class R2 Shares	(6)	(38)	239	132

Class R3 (a)
Issued	8	66	28	26
Reinvested	3	3	7	— (b)
Redeemed	(13)	(22)	(3)	(2)

Change in Class R3 Shares	(2)	47	32	24

Class R4 (a)
Issued	7	11	11	41
Reinvested	1	— (b)	6	— (b)
Redeemed	(8)	(2)	(1)	(2)

Change in Class R4 Shares	— (b)	9	16	39

Class R5
Issued	2,621	3,448	592	1,360
Reinvested	1,380	1,052	195	8
Redeemed	(2,816)	(6,519)	(316)	(72)

Change in Class R5 Shares	1,185	(2,019)	471	1,296

Class R6
Issued	3,020	11,211	19,458	26,133
Reinvested	1,623	1,298	7,213	3,044
Redeemed	(3,877)	(6,135)	(7,213)	(15,867)

Change in Class R6 Shares	766	6,374	19,458	13,310

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,747	$60,386	$19,089	$44,296
Distributions reinvested	30,237	23,733	16,222	12,503
Cost of shares redeemed	(86,687)	(280,733)	(46,381)	(109,587)

Change in net assets resulting from Class A capital transactions	$(33,703)	$(196,614)	$(11,070)	$(52,788)

Class C
Proceeds from shares issued	$1,016	$2,007	$3,230	$6,012
Distributions reinvested	3,322	2,038	3,767	2,725
Cost of shares redeemed	(2,881)	(19,425)	(10,620)	(16,485)

Change in net assets resulting from Class C capital transactions	$1,457	$(15,380)	$(3,623)	$(7,748)

Class I
Proceeds from shares issued	$64,797	$110,534	$57,583	$100,489
Distributions reinvested	36,621	23,006	33,312	24,711
Cost of shares redeemed	(76,589)	(156,637)	(133,216)	(113,460)

Change in net assets resulting from Class I capital transactions	$24,829	$(23,097)	$(42,321)	$11,740

Class L
Proceeds from shares issued	$—	$—	$65,366	$99,730
Distributions reinvested	—	—	43,991	40,197
Cost of shares redeemed	—	—	(120,696)	(346,397)

Change in net assets resulting from Class L capital transactions	$—	$—	$(11,339)	$(206,470)

Class R2
Proceeds from shares issued	$4,930	$15,183	$12,442	$15,072
Distributions reinvested	4,764	3,488	3,913	2,439
Cost of shares redeemed	(7,869)	(35,329)	(8,418)	(23,258)

Change in net assets resulting from Class R2 capital transactions	$1,825	$(16,658)	$7,937	$(5,747)

Class R3
Proceeds from shares issued	$3,891	$9,713	$7,080	$8,039
Distributions reinvested	1,852	786	2,049	870
Cost of shares redeemed	(1,288)	(11,467)	(1,307)	(1,973)

Change in net assets resulting from Class R3 capital transactions	$4,455	$(968)	$7,822	$6,936

Class R4
Proceeds from shares issued	$372	$55	$2,019	$5,108
Distributions reinvested	52	6	678	270
Cost of shares redeemed	(23)	(1)	(778)	(677)

Change in net assets resulting from Class R4 capital transactions	$401	$60	$1,919	$4,701

Class R5
Proceeds from shares issued	$16,893	$34,935	$6,279	$6,329
Distributions reinvested	14,134	7,845	958	18
Cost of shares redeemed	(36,454)	(48,118)	(836)	(398)

Change in net assets resulting from Class R5 capital transactions	$(5,427)	$(5,338)	$6,401	$5,949

Class R6
Proceeds from shares issued	$81,029	$210,275	$68,547	$189,990
Distributions reinvested	116,147	65,764	45,073	23,112
Cost of shares redeemed	(94,790)	(295,047)	(42,539)	(88,815)

Change in net assets resulting from Class R6 capital transactions	$102,386	$(19,008)	$71,081	$124,287

Total change in net assets resulting from capital transactions	$96,223	$(277,003)	$26,807	$(119,140)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	850	2,050	1,039	2,384
Reinvested	1,303	822	1,049	690
Redeemed	(3,044)	(9,593)	(2,595)	(5,894)

Change in Class A Shares	(891)	(6,721)	(507)	(2,820)

Class C
Issued	46	81	189	337
Reinvested	179	85	257	157
Redeemed	(137)	(783)	(615)	(924)

Change in Class C Shares	88	(617)	(169)	(430)

Class I
Issued	2,239	3,529	3,192	5,279
Reinvested	1,474	752	2,098	1,332
Redeemed	(2,631)	(5,046)	(7,419)	(5,956)

Change in Class I Shares	1,082	(765)	(2,129)	655

Class L
Issued	—	—	3,660	5,276
Reinvested	—	—	2,772	2,166
Redeemed	—	—	(7,038)	(18,304)

Change in Class L Shares	—	—	(606)	(10,862)

Class R2
Issued	178	522	673	827
Reinvested	208	122	259	137
Redeemed	(285)	(1,223)	(463)	(1,270)

Change in Class R2 Shares	101	(579)	469	(306)

Class R3
Issued	132	325	392	434
Reinvested	80	27	133	48
Redeemed	(46)	(385)	(71)	(106)

Change in Class R3 Shares	166	(33)	454	376

Class R4
Issued	12	2	109	266
Reinvested	2	— (a)	43	15
Redeemed	(1)	— (a)	(42)	(35)

Change in Class R4 Shares	13	2	110	246

Class R5
Issued	561	1,124	326	335
Reinvested	568	256	61	1
Redeemed	(1,416)	(1,535)	(46)	(20)

Change in Class R5 Shares	(287)	(155)	341	316

Class R6
Issued	2,855	6,791	3,726	10,065
Reinvested	4,659	2,143	2,839	1,243
Redeemed	(3,212)	(9,407)	(2,292)	(4,637)

Change in Class R6 Shares	4,302	(473)	4,273	6,671

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$26.65	$(0.02	)(f)	$(3.96)	$(3.98)	$(6.24)
Year Ended June 30, 2018	22.03	(0.20)		7.54	7.34	(2.72)
Year Ended June 30, 2017	19.14	(0.16)		6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.89	(0.06	)(f)	(2.85)	(2.91)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)		5.73	5.49	(2.72)
Year Ended June 30, 2017	15.58	(0.21)		4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)

Class I
Six Months Ended December 31, 2018 (Unaudited)	30.53	0.01	(f)	(4.60)	(4.59)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)		8.57	8.42	(2.72)
Year Ended June 30, 2017	21.17	(0.12)		6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)

Class R6
July 2, 2018 (g) through December 31, 2018 (Unaudited)	30.73	0.05	(f)	(4.81)	(4.76)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.43	(16.36)%	$80,951	1.24%	(0.16	)%(f)	1.36%	31%
26.65	35.55	85,586	1.24	(0.81)		1.36	89
22.03	34.99	66,189	1.25	(0.78)		1.48	41
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65

10.74	(16.54)	35,706	1.74	(0.67	)(f)	1.85	31
19.89	34.88	40,470	1.74	(1.31)		1.83	89
17.12	34.25	36,707	1.74	(1.28)		2.04	41
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65

19.70	(16.27)	96,297	0.99	0.09	(f)	1.09	31
30.53	35.91	92,701	0.99	(0.56)		1.08	89
24.83	35.29	67,496	1.00	(0.53)		1.18	41
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65

19.73	(16.72)	17	0.74	0.33	(f)	0.84	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$57.16	$0.02	(e)(f)	$(10.38)	$(10.36)	$(0.02)	$(3.75)	$(3.77)
Year Ended June 30, 2018	52.32	0.04	(e)(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04	)(e)	11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(e)(f)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2018 (Unaudited)	56.67	(0.10	)(e)(f)	(10.30)	(10.40)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(e)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(e)(f)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2018 (Unaudited)	57.44	0.10	(e)(f)	(10.46)	(10.36)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(e)(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2018 (Unaudited)	57.32	(0.02	)(e)(f)	(10.44)	(10.46)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(e)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	57.40	0.20	(e)(f)	(10.62)	(10.42)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(e)(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	57.48	0.09	(e)(f)	(10.46)	(10.37)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(e)(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	57.63	0.15	(e)(f)	(10.51)	(10.36)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(e)(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	57.55	0.17	(e)(f)	(10.49)	(10.32)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(e)(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(e)(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$43.03	(18.62)%	$4,381	1.23%	0.09	%(f)	1.35%	31%
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

42.52	(18.85)	1,975	1.74	(0.38	)(f)	1.85	31
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

43.21	(18.52)	15,288	0.98	0.36	(f)	1.10	31
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

43.11	(18.74)	92	1.49	0.06	(f)	2.04	31
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

43.21	(18.64)	200	1.24	0.76	(f)	2.07	31
57.40	16.94	24	1.24	0.10	(f)	1.46	39

43.24	(18.52)	1,406	0.98	0.33	(f)	1.10	31
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

43.31	(18.46)	189,100	0.79	0.53	(f)	0.93	31
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51

43.24	(18.41)	74,594	0.73	0.62	(f)	0.83	31
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$52.43	$0.04	(f)	$(7.19)	$(7.15)	$(0.06)	$(3.39)	$(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)

Class C
Six Months Ended December 31, 2018 (Unaudited)	39.12	(0.06	)(f)	(5.30)	(5.36)	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)

Class I
Six Months Ended December 31, 2018 (Unaudited)	60.52	0.13	(f)	(8.35)	(8.22)	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	51.44	(0.02	)(f)	(7.04)	(7.06)	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(h)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	52.13	0.04	(f)	(7.15)	(7.11)	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (j) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	60.42	0.13	(f)	(8.34)	(8.21)	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (j) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	60.69	0.19	(f)	(8.38)	(8.19)	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	60.68	0.21	(f)	(8.38)	(8.17)	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.

(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.83	(14.07)%	$780,128	1.23%	0.17	%(f)	1.26%	15%
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30

30.37	(14.29)	106,059	1.73	(0.33	)(f)	1.75	15
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30

48.71	(13.96)	2,405,067	0.98	0.44	(f)	1.00	15
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30

40.99	(14.17)	9,427	1.48	(0.08	)(f)	1.52	15
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(i)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30

41.57	(14.07)	1,966	1.23	0.17	(f)	1.25	15
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

48.64	(13.97)	496	0.98	0.45	(f)	1.03	15
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

48.80	(13.87)	1,067,138	0.79	0.63	(f)	0.85	15
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30

48.78	(13.84)	1,203,265	0.73	0.68	(f)	0.75	15
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$18.45	$(0.07	)(f)	$(2.95)	$(3.02)	$(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)

Class C
Six Months Ended December 31, 2018 (Unaudited)	13.55	(0.08	)(f)	(2.14)	(2.22)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)

Class I
Six Months Ended December 31, 2018 (Unaudited)	20.35	(0.05	)(f)	(3.28)	(3.33)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)

Class L
Six Months Ended December 31, 2018 (Unaudited)	20.95	(0.04	)(f)	(3.37)	(3.41)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	17.84	(0.09	)(f)	(2.85)	(2.94)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	18.45	(0.06	)(f)	(2.96)	(3.02)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	(1.33)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	18.50	(0.05	)(f)	(2.97)	(3.02)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	(1.33)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	20.96	(0.04	)(f)	(3.38)	(3.42)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.16	(0.03	)(f)	(3.42)	(3.45)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.42	(17.05)%	$280,661	1.24%	(0.77	)%(f)	1.27%	24%
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58

9.32	(17.32)	43,450	1.74	(1.26	)(f)	1.76	24
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58

15.01	(16.98)	192,982	0.99	(0.53	)(f)	1.01	24
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58

15.53	(16.87)	404,852	0.84	(0.36	)(f)	0.86	24
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58

12.89	(17.18)	25,896	1.49	(1.02	)(f)	1.51	24
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58

13.42	(17.05)	749	1.24	(0.73	)(f)	1.31	24
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

13.47	(17.00)	741	0.99	(0.51	)(f)	1.01	24
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

15.53	(16.91)	28,549	0.84	(0.36	)(f)	0.86	24
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

15.70	(16.90)	1,081,266	0.74	(0.26	)(f)	0.76	24
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$30.42	$0.10	(f)	$(5.52)	$(5.42)	$(0.16)	$(3.46)	$(3.62)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)

Class C
Six Months Ended December 31, 2018 (Unaudited)	25.21	0.02	(f)	(4.53)	(4.51)	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)

Class I
Six Months Ended December 31, 2018 (Unaudited)	32.25	0.15	(f)	(5.88)	(5.73)	(0.18)	(3.46)	(3.64)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	30.13	0.07	(f)	(5.48)	(5.41)	(0.13)	(3.46)	(3.59)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	30.38	0.11	(f)	(5.53)	(5.42)	(0.16)	(3.46)	(3.62)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (h) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	32.21	0.15	(f)	(5.87)	(5.72)	(0.18)	(3.46)	(3.64)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (h) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	32.26	0.17	(f)	(5.87)	(5.70)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	32.30	0.19	(f)	(5.89)	(5.70)	(0.21)	(3.46)	(3.67)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.38	(18.71)%	$217,136	1.24%	0.68	%(f)	1.27%	27%
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40

17.12	(18.92)	19,104	1.74	0.21	(f)	1.77	27
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40

22.88	(18.60)	263,397	0.99	0.97	(f)	1.01	27
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40

21.13	(18.82)	33,913	1.49	0.47	(f)	1.63	27
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40

21.34	(18.72)	12,643	1.24	0.76	(f)	1.29	27
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

22.85	(18.59)	366	0.99	0.99	(f)	1.04	27
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

22.90	(18.53)	86,760	0.84	1.13	(f)	0.86	27
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40

22.93	(18.50)	837,082	0.74	1.22	(f)	0.76	27
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$19.60	$—	(f)(g)	$(3.43)	$(3.43)	$—	$(1.86)	$(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(i)	3.39	3.38	(0.01)	(0.29)	(0.30)

Class C
Six Months Ended December 31, 2018 (Unaudited)	18.70	(0.05	)(g)	(3.26)	(3.31)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(i)	3.32	3.24	—	(0.29)	(0.29)

Class I
Six Months Ended December 31, 2018 (Unaudited)	20.05	0.03	(g)	(3.52)	(3.49)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(i)	3.45	3.48	(0.03)	(0.29)	(0.32)

Class L
Six Months Ended December 31, 2018 (Unaudited)	20.05	0.04	(g)	(3.53)	(3.49)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(i)	3.44	3.50	(0.05)	(0.29)	(0.34)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	19.22	(0.02	)(g)	(3.36)	(3.38)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(i)	3.38	3.33	(0.01)	(0.29)	(0.30)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	19.50	—	(f)(g)	(3.42)	(3.42)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (j) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	19.98	0.03	(g)	(3.52)	(3.49)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	20.01	0.04	(g)	(3.51)	(3.47)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	20.07	0.05	(g)	(3.53)	(3.48)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(i)	3.46	3.52	(0.06)	(0.29)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.31	(18.20)%	$146,042	1.22%	0.01	%(g)	1.22%	27%
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(i)	1.34	51

13.53	(18.44)	30,721	1.72	(0.51	)(g)	1.73	27
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(i)	1.84	51

14.68	(18.09)	285,849	0.96	0.26	(g)	0.97	27
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(i)	1.09	51

14.65	(18.09)	396,282	0.81	0.42	(g)	0.81	27
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(i)	0.94	51

13.98	(18.30)	42,697	1.47	(0.23	)(g)	1.48	27
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(i)	1.59	51

14.22	(18.24)	19,334	1.21	0.04	(g)	1.22	27
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

14.60	(18.16)	5,828	0.97	0.28	(g)	0.98	27
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

14.62	(18.03)	9,721	0.81	0.46	(g)	0.81	27
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

14.66	(18.03)	395,611	0.71	0.53	(g)	0.72	27
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(i)	0.84	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6*	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$238,237	$—		$—	$238,237

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$307,184	$—	(c)	$—	$307,184

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(271)	$—		$—	$(271)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,732,900	$—		$—	$5,732,900

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,209,369	$—		$—	$2,209,369

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,556,507	$—	(c)	$—	$1,556,507

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(761)	$—		$—	$(761)

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,450,789	$—	(c)	$—	$1,450,789

Appreciation in Other Financial Instruments
Futures Contracts (a)	$747	$—		$—	$747

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six month ended December 31, 2018 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$10,826	$53,598	$51,316
Ending Notional Balance Long	11,067	37,654	19,029

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Small Cap Blend Fund	$74
Small Cap Core Fund	51
Small Cap Equity Fund	563
Small Cap Growth Fund	583
Small Cap Value Fund	311
U.S. Small Company Fund	316

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Small Cap Blend Fund	$24,891	$25,185	$25,185
Small Cap Core Fund	18,427	18,684	18,684
Small Cap Equity Fund	137,012	157,951	157,951
Small Cap Growth Fund	145,272	146,444	146,444
Small Cap Value Fund	92,921	96,998	96,998
U.S. Small Company Fund	107,364	109,798	109,798

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$24,891	$(24,891)	$—
Small Cap Core Fund	18,427	(18,427)	—
Small Cap Equity Fund	137,012	(137,012)	—
Small Cap Growth Fund	145,272	(145,272)	—
Small Cap Value Fund	92,921	(92,921)	—
U.S. Small Company Fund	107,364	(107,364)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$1
Small Cap Core Fund	1
Small Cap Equity Fund	6
Small Cap Growth Fund	6
Small Cap Value Fund	3
U.S. Small Company Fund	3

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$22,000	$3,000	$—	$—	$19,000	19,002	$51	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	28,790	22,605	—	—	6,185	6,185	23	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	5,211	54,905	54,741	—	—	5,375	5,375	58		—

Total	$5,211	$105,695	$80,346	$—	$—	$30,560		$132		$—

Small Cap Core Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$14,000	$—	$—	$—	$14,000	14,001	$33	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	21,692	17,008	—	—	4,684	4,684	18	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	11,474	63,302	62,161	—	—	12,615	12,615	113		—

Total	$11,474	$98,994	$79,169	$—	$—	$31,299		$164		$—

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

Small Cap Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$237,000	$104,000	$—	$—	$133,000	133,013	$422	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	155,446	130,495	—	—	24,951	24,951	141	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	354,263	573,642	775,884	—	—	152,021	152,021	2,891		—

Total	$354,263	$966,088	$1,010,379	$—	$—	$309,972		$3,454		$—

Small Cap Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$235,000	$110,000	$—	$—	$125,000	125,013	$446	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	130,609	109,165	—	—	21,444	21,444	137	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	52,237	535,043	567,444	—	—	19,836	19,836	354		—

Total	$52,237	$900,652	$786,609	$—	$—	$166,280		$937		$—

Small Cap Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$127,000	$41,000	$—	$—	$86,000	86,009	$237	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	81,433	70,435	—	—	10,998	10,998	74	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	25,875	228,189	209,834	—	—	44,230	44,230	540		—

Total	$25,875	$436,622	$321,269	$—	$—	$141,228		$851		$—

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

U.S. Small Company Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$122,000	$30,000	$—	$—	$92,000	92,009	$241	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	82,018	64,220	—	—	17,798	17,798	75	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	65,468	214,844	254,958	—	—	25,354	25,354	481		—

Total	$65,468	$418,862	$349,178	$—	$—	$135,152		$797		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included in the Statements of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$9	$1		$1	n/a	n/a		n/a		n/a		n/a		n/a		$11
Small Cap Core Fund
Transfer agency fees	1	—	(a)	1	n/a	$—	(a)	$—	(a)	$—	(a)	$4		$—	(a)	6
Small Cap Equity Fund
Transfer agency fees	33	4		29	n/a	1		—	(a)	—	(a)	9		6		82
Small Cap Growth Fund
Transfer agency fees	22	1		4	$2	1		—	(a)	—	(a)	—	(a)	5		35
Small Cap Value Fund
Transfer agency fees	12	2		5	n/a	25		2		—	(a)	2		16		64
U.S. Small Company Fund
Transfer agency fees	11	4		6	5	4		—	(a)	1		—	(a)	9		40

(a)	Amount rounds to less than one thousand.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$26	$—
Small Cap Core Fund	2	—
Small Cap Equity Fund	6	—	(a)
Small Cap Growth Fund	91	—	(a)
Small Cap Value Fund	4	—
U.S. Small Company Fund	4	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Core Fund	1.24	1.74	0.99	n/a	1.49%	1.24%	0.99%	0.80%	0.74
Small Cap Equity Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.80	0.74
Small Cap Growth Fund	1.24	1.74	0.99	0.85%	1.49	1.24	0.99	0.84	0.74
Small Cap Value Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.84	0.74
U.S. Small Company Fund	1.26	1.76	1.01	0.83	1.51	1.26	1.01	0.86	0.76

The expense limitation agreements were in effect for the six months ended December 31, 2018. The contractual expense limitation percentages are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$72	$48	$11	$131	$—
Small Cap Core Fund	87	58	49	194	—	(a)
Small Cap Equity Fund	161	107	321	589	4
Small Cap Growth Fund	116	75	28	219	6
Small Cap Value Fund	102	66	44	212	11

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 was as follows (amounts in thousands):

Small Cap Blend Fund	$6
Small Cap Core Fund	12
Small Cap Equity Fund	327
Small Cap Growth Fund	47
Small Cap Value Fund	53
U.S. Small Company Fund	56

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$108,174	$72,594
Small Cap Core Fund	129,714	95,514
Small Cap Equity Fund	984,038	1,117,874
Small Cap Growth Fund	872,676	551,822
Small Cap Value Fund	462,949	622,858
U.S. Small Company Fund	439,140	525,717

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$224,790	$38,506	$25,059	$13,447
Small Cap Core Fund	303,919	41,678	38,684	2,994
Small Cap Equity Fund	4,778,877	1,287,535	333,512	954,023
Small Cap Growth Fund	2,026,061	402,188	218,880	183,308
Small Cap Value Fund	1,529,130	240,913	214,297	26,616
U.S. Small Company Fund	1,446,501	191,892	186,857	5,035

As of June 30, 2018, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

As of December 31, 2018, the Funds had non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	55.5%
Small Cap Core Fund	1	12.2
Small Cap Equity Fund	1	10.3
Small Cap Growth Fund	1	13.4

As of December 31, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	12.7%
Small Cap Value Fund	19.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual*	$1,000.00	$836.40	$5.74	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	834.60	8.05	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	837.30	4.58	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R6
Actual**	1,000.00	832.80	3.38	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Core Fund
Class A
Actual*	1,000.00	813.80	5.62	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	811.50	7.94	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	814.80	4.48	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R2
Actual*	1,000.00	812.60	6.81	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual*	1,000.00	813.60	5.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual*	$1,000.00	$814.80	$4.48	0.98%
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	815.40	3.61	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	815.70	3.34	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Equity Fund
Class A
Actual*	1,000.00	859.30	5.76	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	857.10	8.10	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class I
Actual*	1,000.00	860.40	4.60	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R2
Actual*	1,000.00	858.30	6.93	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R3
Actual*	1,000.00	859.30	5.76	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual*	1,000.00	860.30	4.60	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	861.30	3.71	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	861.60	3.43	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual*	1,000.00	829.50	5.72	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	826.80	8.01	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	830.20	4.57	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class L
Actual*	1,000.00	831.30	3.88	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R2
Actual*	1,000.00	828.20	6.87	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual*	1,000.00	829.50	5.72	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual*	$1,000.00	$830.00	$4.57	0.99%
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	830.90	3.88	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	831.00	3.42	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Value Fund
Class A
Actual*	1,000.00	812.90	5.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	810.80	7.94	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	814.00	4.53	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	811.80	6.80	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual*	1,000.00	812.80	5.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual*	1,000.00	814.10	4.53	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	814.70	3.84	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	815.00	3.39	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

JPMorgan U.S. Small Company Fund
Class A
Actual*	1,000.00	818.00	5.59	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class C
Actual*	1,000.00	815.60	7.87	1.72
Hypothetical*	1,000.00	1,016.53	8.74	1.72
Class I
Actual*	1,000.00	819.10	4.40	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class L
Actual*	1,000.00	819.10	3.71	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R2
Actual*	1,000.00	817.00	6.73	1.47
Hypothetical*	1,000.00	1,017.80	7.48	1.47
Class R3
Actual*	1,000.00	817.60	5.54	1.21
Hypothetical*	1,000.00	1,019.11	6.16	1.21

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual*	$1,000.00	$818.40	$4.45	0.97%
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R5
Actual*	1,000.00	819.70	3.72	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R6
Actual*	1,000.00	819.70	3.26	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual period). Commencement of operations was July 2, 2018.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was also in the first quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Core Fund’s performance for Class A Shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2017. The Trustees noted that the performance for Class R5 shares was in the first, second and first quintiles based upon the Peer Group, and in the second, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I Shares was in the first, first, and third quintiles based upon the Peer Group, and in the first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for both Class A and Class I shares was in the first quintiles based upon both the Peer Group and the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fourth and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2017, respectively, and in the fifth, fourth and fourth quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

the circumstances. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in fifth, fifth and third quintiles based upon the Peer Group, and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in fourth, fifth and second quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A shares was in the third quintile based upon the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe; and Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses for Class A shares were in the second quintiles based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses were in the third and second quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, respectively, and that actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and

Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-SC-1218

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2018 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% — its lowest level in nearly 50 years — and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2018
JPMorgan SmartRetirement® Income Fund	(3.45)%	(2.43)%	S&P Target Date Retirement Income Index	$3,481,085,381

JPMorgan SmartRetirement® 2020 Fund	(4.33)%	(4.31)%	S&P Target Date 2020 Index	$6,048,869,169

JPMorgan SmartRetirement® 2025 Fund	(5.63)%	(5.30)%	S&P Target Date 2025 Index	$7,068,392,183

JPMorgan SmartRetirement® 2030 Fund	(6.70)%	(6.40)%	S&P Target Date 2030 Index	$7,672,678,326

JPMorgan SmartRetirement® 2035 Fund	(7.66)%	(7.40)%	S&P Target Date 2035 Index	$5,873,646,225

JPMorgan SmartRetirement® 2040 Fund	(8.45)%	(8.03)%	S&P Target Date 2040 Index	$5,778,727,855

JPMorgan SmartRetirement® 2045 Fund	(8.72)%	(8.39)%	S&P Target Date 2045 Index	$3,995,238,428

JPMorgan SmartRetirement® 2050 Fund	(8.73)%	(8.64)%	S&P Target Date 2050 Index	$3,506,152,779

JPMorgan SmartRetirement® 2055 Fund	(8.74)%	(8.69)%	S&P Target Date 2055 Index	$1,491,751,021

JPMorgan SmartRetirement® 2060 Fund	(8.68)%	(8.73)%	S&P Target Date 2060+ Index	$106,248,850

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Class R5 Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	62.5%
U.S. Equity	18.0
International Equity	13.4
Alternative Assets	2.1
Short-Term Investments	3.5
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	54.8%
U.S. Equity	23.0
International Equity	17.1
Alternative Assets	2.6
Short-Term Investments	2.2
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	44.4%
U.S. Equity	28.1
International Equity	22.1
Alternative Assets	3.4
Short-Term Investments	1.5
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® 2030 Fund
Fixed Income	34.8%
U.S. Equity	33.8
International Equity	26.2
Alternative Assets	3.9
Short-Term Investments	0.7
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	37.6%
International Equity	28.9
Fixed Income	26.5
Alternative Assets	4.5
Short-Term Investments	1.5
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	41.6%
International Equity	31.8
Fixed Income	19.0
Alternative Assets	4.9
Short-Term Investments	1.7
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	42.8%
International Equity	33.3
Fixed Income	15.9
Alternative Assets	5.1
Short-Term Investments	1.9
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	42.8%
International Equity	32.9
Fixed Income	16.2
Alternative Assets	5.0
Short-Term Investments	2.1
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	43.0%
International Equity	32.4
Fixed Income	16.5
Alternative Assets	5.1
Short-Term Investments	2.1
U.S. Treasury Obligations	0.9

JPMorgan SmartRetirement® 2060 Fund
U.S. Equity	42.6%
International Equity	31.5
Fixed Income	15.7
Alternative Assets	4.9
Short-Term Investments	4.6
U.S. Treasury Obligations	0.7

*	The percentages indicated are based on total investments as of December 31, 2018. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in the second half of 2018.

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then prices rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (the “EU”) and uncertainty about Britain’s planned exit from the EU. Emerging market equity prices fell as rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Notably, emerging market bonds rebounded slightly during the second half of 2018.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. Within fixed income, investment grade corporate bonds outperformed high yield bonds (also known as junk bonds) during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Nine of the JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) (the “Funds”) underperformed their respective S&P Target Date indexes (the “benchmarks”) for the six months ended December 31, 2018. The JPMorgan SmartRetirement 2060 Fund outperformed its benchmark for the reporting period.

In terms of manager selection, the Funds’ investments in the JPMorgan International Advantage Fund (formerly the JPMorgan Intrepid International Fund) and the JPMorgan Emerging Economies Fund detracted from relative performance.

The Funds’ higher strategic allocations to global — rather than U.S. — equity, detracted from performance. Conversely, the Funds’ lower overall allocations to equity contributed positively to performance. From a tactical perspective, the Funds’ overweight allocations to U.S. large cap equity detracted from performance, while the Funds’ underweight allocations to European equity helped performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(7.91)%	(9.01)%	1.88%	5.84%
Without Sales Charge		(3.56)	(4.70)	2.83	6.33
CLASS C SHARES	May 15, 2006
With CDSC***		(4.88)	(6.33)	2.16	5.66
Without CDSC		(3.88)	(5.33)	2.16	5.66
CLASS I SHARES	May 15, 2006	(3.50)	(4.63)	2.93	6.45
CLASS R2 SHARES	November 3, 2008	(3.79)	(5.15)	2.48	6.02
CLASS R3 SHARES	September 9, 2016	(3.65)	(4.93)	2.73	6.28
CLASS R4 SHARES	September 9, 2016	(3.47)	(4.66)	2.90	6.44
CLASS R5 SHARES	May 15, 2006	(3.45)	(4.54)	3.05	6.60
CLASS R6 SHARES	November 3, 2014	(3.40)	(4.44)	3.12	6.63

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(8.72)%	(9.82)%	2.73%	8.07%
Without Sales Charge		(4.43)	(5.57)	3.68	8.56
CLASS C SHARES	May 15, 2006
With CDSC***		(5.73)	(7.17)	3.00	7.87
Without CDSC		(4.73)	(6.17)	3.00	7.87
CLASS I SHARES	May 15, 2006	(4.39)	(5.46)	3.79	8.69
CLASS R2 SHARES	November 3, 2008	(4.69)	(5.97)	3.34	8.26
CLASS R3 SHARES	September 9, 2016	(4.54)	(5.74)	3.59	8.52
CLASS R4 SHARES	September 9, 2016	(4.41)	(5.51)	3.75	8.67
CLASS R5 SHARES	May 15, 2006	(4.33)	(5.35)	3.91	8.84
CLASS R6 SHARES	November 3, 2014	(4.33)	(5.30)	3.98	8.88

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		(9.94)%	(11.01)%	2.97%	8.71%
Without Sales Charge		(5.71)	(6.82)	3.92	9.22
CLASS C SHARES	July 31, 2007
With CDSC***		(7.02)	(8.40)	3.26	8.52
Without CDSC		(6.02)	(7.40)	3.26	8.52
CLASS I SHARES	July 31, 2007	(5.63)	(6.65)	4.04	9.34
CLASS R2 SHARES	November 3, 2008	(5.92)	(7.19)	3.61	8.91
CLASS R3 SHARES	September 9, 2016	(5.78)	(6.92)	3.85	9.18
CLASS R4 SHARES	September 9, 2016	(5.64)	(6.73)	4.01	9.32
CLASS R5 SHARES	July 31, 2007	(5.56)	(6.58)	4.18	9.49
CLASS R6 SHARES	November 3, 2014	(5.51)	(6.48)	4.25	9.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from

December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was com prised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(11.01)%	(12.00)%	3.18%	9.21%
Without Sales Charge		(6.82)	(7.84)	4.14	9.71
CLASS C SHARES	May 15, 2006
With CDSC***		(8.06)	(9.32)	3.49	9.03
Without CDSC		(7.06)	(8.32)	3.49	9.03
CLASS I SHARES	May 15, 2006	(6.68)	(7.62)	4.26	9.85
CLASS R2 SHARES	November 3, 2008	(6.97)	(8.12)	3.84	9.42
CLASS R3 SHARES	September 9, 2016	(6.83)	(7.90)	4.07	9.68
CLASS R4 SHARES	September 9, 2016	(6.74)	(7.67)	4.24	9.83
CLASS R5 SHARES	May 15, 2006	(6.70)	(7.54)	4.40	10.00
CLASS R6 SHARES	November 3, 2014	(6.60)	(7.45)	4.47	10.04

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		(11.92)%	(13.12)%	3.22%	9.55%
Without Sales Charge		(7.78)	(9.03)	4.17	10.06
CLASS C SHARES	July 31, 2007
With CDSC***		(9.02)	(10.53)	3.51	9.36
Without CDSC		(8.02)	(9.53)	3.51	9.36
CLASS I SHARES	July 31, 2007	(7.66)	(8.83)	4.30	10.19
CLASS R2 SHARES	November 3, 2008	(7.93)	(9.34)	3.86	9.76
CLASS R3 SHARES	September 9, 2016	(7.80)	(9.08)	4.10	10.02
CLASS R4 SHARES	September 9, 2016	(7.73)	(8.91)	4.28	10.18
CLASS R5 SHARES	July 31, 2007	(7.60)	(8.76)	4.43	10.35
CLASS R6 SHARES	November 3, 2014	(7.60)	(8.66)	4.50	10.38

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strat egies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(12.68)%	(13.80)%	3.35%	9.68%
Without Sales Charge		(8.59)	(9.74)	4.30	10.19
CLASS C SHARES	May 15, 2006
With CDSC***		(9.83)	(11.29)	3.64	9.50
Without CDSC		(8.83)	(10.29)	3.64	9.50
CLASS I SHARES	May 15, 2006	(8.48)	(9.60)	4.42	10.32
CLASS R2 SHARES	November 3, 2008	(8.75)	(10.08)	3.99	9.89
CLASS R3 SHARES	September 9, 2016	(8.64)	(9.85)	4.23	10.15
CLASS R4 SHARES	September 9, 2016	(8.51)	(9.65)	4.40	10.31
CLASS R5 SHARES	May 15, 2006	(8.45)	(9.47)	4.56	10.48
CLASS R6 SHARES	November 3, 2014	(8.40)	(9.38)	4.63	10.52

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		(12.93)%	(14.07)%	3.33%	9.70%
Without Sales Charge		(8.85)	(10.02)	4.28	10.21
CLASS C SHARES	July 31, 2007
With CDSC***		(10.13)	(11.54)	3.61	9.51
Without CDSC		(9.13)	(10.54)	3.61	9.51
CLASS I SHARES	July 31, 2007	(8.78)	(9.84)	4.40	10.33
CLASS R2 SHARES	November 3, 2008	(9.05)	(10.35)	3.97	9.90
CLASS R3 SHARES	September 9, 2016	(8.91)	(10.12)	4.20	10.17
CLASS R4 SHARES	September 9, 2016	(8.80)	(9.87)	4.38	10.31
CLASS R5 SHARES	July 31, 2007	(8.72)	(9.72)	4.54	10.49
CLASS R6 SHARES	November 3, 2014	(8.67)	(9.67)	4.60	10.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		(12.96)%	(14.10)%	3.31%	9.69%
Without Sales Charge		(8.87)	(10.04)	4.26	10.20
CLASS C SHARES	July 31, 2007
With CDSC***		(10.16)	(11.56)	3.60	9.51
Without CDSC		(9.16)	(10.56)	3.60	9.51
CLASS I SHARES	July 31, 2007	(8.80)	(9.86)	4.39	10.33
CLASS R2 SHARES	November 3, 2008	(9.02)	(10.32)	3.96	9.90
CLASS R3 SHARES	September 9, 2016	(8.88)	(10.10)	4.19	10.16
CLASS R4 SHARES	September 9, 2016	(8.82)	(9.90)	4.37	10.32
CLASS R5 SHARES	July 31, 2007	(8.73)	(9.77)	4.53	10.49
CLASS R6 SHARES	November 3, 2014	(8.68)	(9.64)	4.61	10.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge**		(12.94)%	(14.04)%	3.34%	7.13%
Without Sales Charge		(8.83)	(9.97)	4.29	7.85
CLASS C SHARES	January 31, 2012
With CDSC***		(10.05)	(11.50)	3.64	7.17
Without CDSC		(9.05)	(10.50)	3.64	7.17
CLASS I SHARES	January 31, 2012	(8.74)	(9.81)	4.42	7.97
CLASS R2 SHARES	January 31, 2012	(8.98)	(10.32)	3.98	7.54
CLASS R3 SHARES	September 9, 2016	(8.85)	(10.06)	4.23	7.80
CLASS R4 SHARES	September 9, 2016	(8.72)	(9.85)	4.41	7.96
CLASS R5 SHARES	January 31, 2012	(8.68)	(9.69)	4.55	8.12
CLASS R6 SHARES	November 3, 2014	(8.63)	(9.64)	4.62	8.17

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Average from

January 31, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

2055+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		(12.94)%	(13.94)%	2.73%
Without Sales Charge		(8.82)	(9.88)	4.79
CLASS C SHARES	August 31, 2016
With CDSC***		(10.06)	(11.38)	4.17
Without CDSC		(9.06)	(10.38)	4.17
CLASS I SHARES	August 31, 2016	(8.68)	(9.73)	4.95
CLASS R2 SHARES	August 31, 2016	(8.98)	(10.21)	4.43
CLASS R3 SHARES	September 9, 2016	(8.81)	(9.97)	4.66
CLASS R4 SHARES	September 9, 2016	(8.68)	(9.73)	4.94
CLASS R5 SHARES	August 31, 2016	(8.69)	(9.63)	5.05
CLASS R6 SHARES	August 31, 2016	(8.64)	(9.54)	5.19

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds index from August 31, 2016 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimburse ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 93.5%

Alternative Assets — 2.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	5,916,387	71,529,120

Fixed Income — 60.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	76,249,312	860,092,241

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	59,492,343	477,128,591

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,184,059	16,467,806

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,205,662	62,116,860

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	14,736,889	131,895,158

JPMorgan High Yield Fund Class R6 Shares (a)	34,638,026	235,192,198

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	23,313,345	231,268,381

JPMorgan Managed Income Fund Class L Shares (a)	7,364,914	73,649,143

Total Fixed Income		2,087,810,378

International Equity — 13.4%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,104,764	47,738,411

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,670,322	66,571,138

JPMorgan International Advantage Fund Class R6 Shares (a)	6,538,911	118,550,460

JPMorgan International Equity Fund Class R6 Shares (a)	7,860,805	114,138,892

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,798,012	121,103,133

Total International Equity		468,102,034

U.S. Equity — 18.0%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	4,498,333	84,388,729

JPMorgan Intrepid America Fund Class R6 Shares (a)	2,116,916	68,291,710

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	980,625	40,715,541

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	244,186	11,911,386

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	616,959	9,686,251

JPMorgan Small Cap Value Fund Class R6 Shares (a)	452,544	10,376,841

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,376,475	126,676,183

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,047,796	189,525,594

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,817,915	85,974,578

Total U.S. Equity		627,546,813

Total Investment Companies (Cost $3,088,877,155)		3,254,988,345

Exchange Traded Funds — 2.7%

Fixed Income — 2.7%

iShares TIPS Bond ETF (Cost$93,962,626)	842,750	92,289,553

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $16,764,179)	16,775,000	16,758,954

	SHARES
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $122,905,865)	122,905,865	122,905,865

Total Investments — 100.2% (Cost $3,322,509,825)		3,486,942,717
Liabilities in Excess of Other Assets — (0.2%)		(5,857,336)

NET ASSETS — 100.0%		3,481,085,381

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund
TIPS	Treasury Inflation Protected Security
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	199	03/2019	AUD	18,596,471	188,078

S&P 500 E-Mini Index	113	03/2019	USD	14,141,950	(824,882)

U.S. Treasury 10 Year Note	461	03/2019	USD	56,263,609	1,075,118

					438,314

Short Contracts

Hang Seng Index	(53)	01/2019	HKD	(8,745,104)	(200,677)

EURO STOXX 50 Index	(1,007)	03/2019	EUR	(34,257,570)	1,261,719

Euro-Bund	(192)	03/2019	EUR	(35,976,183)	(237,747)

MSCI Emerging Markets E-Mini Index	(504)	03/2019	USD	(24,365,880)	423,362

S&P/TSX 60 Index	(67)	03/2019	CAD	(8,380,398)	291,710

SPI 200 Index	(88)	03/2019	AUD	(8,627,587)	(72,998)

					1,465,369

					1,903,683

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 96.3%

Alternative Assets — 2.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	13,054,112	157,824,214

Fixed Income — 53.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	128,270,190	1,446,887,742

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	100,099,997	802,801,979

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,285,008	24,768,959

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	12,493,978	94,579,413

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	19,287,338	172,621,678

JPMorgan High Yield Fund Class R6 Shares (a)	54,193,892	367,976,524

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	25,673,729	254,683,389

JPMorgan Managed Income Fund Class L Shares (a)	6,343,655	63,436,549

Total Fixed Income		3,227,756,233

International Equity — 17.2%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	9,131,431	106,198,538

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,557,520	138,548,973

JPMorgan International Advantage Fund Class R6 Shares (a)	14,403,878	261,142,316

JPMorgan International Equity Fund Class R6 Shares (a)	18,146,195	263,482,751

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	17,363,896	269,661,312

Total International Equity		1,039,033,890

U.S. Equity — 23.1%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	10,119,884	189,849,018

JPMorgan Intrepid America Fund Class R6 Shares (a)	5,465,650	176,321,881

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,466,421	102,405,789

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	491,583	23,979,413

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	1,527,818	23,986,738

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,331,879	30,539,978

JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,545,847	264,064,396

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	16,908,372	398,192,152

JPMorgan Value Advantage Fund Class R6 Shares (a)	6,217,934	189,709,180

Total U.S. Equity		1,399,048,545

Total Investment Companies (Cost $5,580,372,581)		5,823,662,882

Exchange Traded Funds — 1.7%

Fixed Income — 1.7%

iShares TIPS Bond ETF (Cost $104,182,150)	928,823	101,715,407

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.2%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $16,172,750)	16,185,000	16,169,518

	SHARES
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $131,542,250)	131,542,250	131,542,250

Total Investments — 100.4% (Cost $5,832,269,731)		6,073,090,057
Liabilities in Excess of Other Assets — (0.4%)		(24,220,888)

NET ASSETS — 100.0%		6,048,869,169

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund
TIPS	Treasury Inflation Protected Security
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Australia 10 Year Bond	344	03/2019	AUD	32,146,664	325,119
S&P 500 E-Mini Index	257	03/2019	USD	32,163,550	(1,876,142)
U.S. Treasury 10 Year Note	1,191	03/2019	USD	145,357,828	3,285,801

					1,734,778

Short Contracts
Hang Seng Index	(93)	01/2019	HKD	(15,345,182)	(352,135)
EURO STOXX 50 Index	(1,745)	03/2019	EUR	(59,363,913)	2,186,410
Euro-Bund	(332)	03/2019	EUR	(62,208,816)	(411,105)
MSCI Emerging Markets E-Mini Index	(609)	03/2019	USD	(29,442,105)	511,764
S&P/TSX 60 Index	(117)	03/2019	CAD	(14,634,427)	509,404
SPI 200 Index	(153)	03/2019	AUD	(15,000,237)	(126,916)

					2,317,422

					4,052,200

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.1%

Alternative Assets — 3.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	19,720,262	238,417,971

Fixed Income — 44.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	135,320,632	1,526,416,729

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	105,989,367	850,034,724

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,715,619	12,935,765

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	13,737,322	103,991,524

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	12,545,821	112,285,096

JPMorgan High Yield Fund Class R6 Shares (a)	54,162,248	367,761,662

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	7,867,832	78,048,897

JPMorgan Managed Income Fund Class L Shares (a)	7,449,139	74,491,393

Total Fixed Income		3,125,965,790

International Equity — 22.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	14,120,764	164,224,480

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	9,012,718	224,687,064

JPMorgan International Advantage Fund Class R6 Shares (a)	21,847,594	396,096,879

JPMorgan International Equity Fund Class R6 Shares (a)	27,229,792	395,376,583

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	25,301,332	392,929,678

Total International Equity		1,573,314,684

U.S. Equity — 28.2%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	15,296,118	286,955,176

JPMorgan Intrepid America Fund Class R6 Shares (a)	9,123,930	294,337,992

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,714,433	154,223,257

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	668,167	32,593,198

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,221,510	34,877,709

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,766,878	40,514,513

JPMorgan U.S. Equity Fund Class R6 Shares (a)	28,551,398	385,729,389

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	20,255,280	477,011,833

JPMorgan Value Advantage Fund Class R6 Shares (a)	9,388,152	286,432,525

Total U.S. Equity		1,992,675,592

Total Investment Companies (Cost $6,844,851,024)		6,930,374,037

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $32,471,679)	32,493,000	32,461,919

	SHARES
Exchange Traded Funds — 0.4%

Fixed Income — 0.4%

iShares TIPS Bond ETF (Cost $31,117,401)	273,955	30,000,812

Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $109,009,687)	109,009,687	109,009,687

Total Investments — 100.5% (Cost $7,017,449,791)		7,101,846,455
Liabilities in Excess of Other Assets — (0.5%)		(33,454,272)

NET ASSETS — 100.0%		7,068,392,183

Percentages indicated are based on net assets.

ETF	Exchange Traded Fund
TIPS	Treasury Inflation Protected Security
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
Australia 10 Year Bond	403	03/2019	AUD	37,660,191	380,881
S&P 500 E-Mini Index	1,039	03/2019	USD	130,030,850	(5,772,247)
U.S. Treasury 10 Year Note	1,624	03/2019	USD	198,204,125	4,728,864

					(662,502)

Short Contracts
Hang Seng Index	(109)	01/2019	HKD	(17,985,214)	(412,715)
EURO STOXX 50 Index	(1,990)	03/2019	EUR	(67,698,674)	2,493,381
Euro-Bund	(388)	03/2019	EUR	(72,701,870)	(480,448)
MSCI Emerging Markets E-Mini Index	(935)	03/2019	USD	(45,202,575)	785,585
S&P/TSX 60 Index	(137)	03/2019	CAD	(17,136,039)	596,482
SPI 200 Index	(179)	03/2019	AUD	(17,549,296)	(148,491)

					2,833,794

					2,171,292

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 99.2%

Alternative Assets — 3.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	25,036,503	302,691,323

Fixed Income — 35.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	115,697,712	1,305,070,194

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	91,561,550	734,323,632

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,478,019	94,084,262

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	12,355,137	93,528,385

JPMorgan High Yield Fund Class R6 Shares (a)	51,672,552	350,856,631

JPMorgan Managed Income Fund Class L Shares (a)	10,400,731	104,007,313

Total Fixed Income		2,681,870,417

International Equity — 26.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	18,762,302	218,205,573

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11,366,126	283,357,519

JPMorgan International Advantage Fund Class R6 Shares (a)	27,341,750	495,705,928

JPMorgan International Equity Fund Class R6 Shares (a)	35,632,559	517,384,760

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	32,499,865	504,722,901

Total International Equity		2,019,376,681

U.S. Equity — 34.0%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	20,137,573	377,780,869

JPMorgan Intrepid America Fund Class R6 Shares (a)	11,332,075	365,572,753

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	5,112,680	212,278,480

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	832,494	40,609,079

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,738,080	42,987,852

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,122,948	48,679,203

JPMorgan U.S. Equity Fund Class R6 Shares (a)	37,771,701	510,295,687

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	26,929,522	634,190,234

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	12,257,026	373,961,871

Total U.S. Equity		2,606,356,028

Total Investment Companies (Cost $7,326,372,548)		7,610,294,449

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $41,186,603)	41,213,000	41,173,578

	Shares
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $54,569,758)	54,569,758	54,569,758

Total Investments — 100.4% (Cost $7,422,128,909)		7,706,037,785
Liabilities in Excess of Other Assets — (0.4%)		(33,359,459)

NET ASSETS — 100.0%		7,672,678,326

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	439	03/2019	AUD	41,024,376	414,905

S&P 500 E-Mini Index	1,040	03/2019	USD	130,156,000	(7,593,086)

U.S. Treasury 10 Year Note	851	03/2019	USD	103,861,891	2,477,995

					(4,700,186)

Short Contracts

Hang Seng Index	(119)	01/2019	HKD	(19,635,233)	(450,579)

EURO STOXX 50 Index	(2,223)	03/2019	EUR	(75,625,202)	2,785,318

Euro-Bund	(424)	03/2019	EUR	(79,447,404)	(525,026)

MSCI Emerging Markets E-Mini Index	(1,000)	03/2019	USD	(48,345,000)	840,150

S&P/TSX 60 Index	(149)	03/2019	CAD	(18,637,006)	648,728

SPI 200 Index	(196)	03/2019	AUD	(19,215,989)	(162,599)

					3,135,992

					(1,564,194)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TSX	TorontoStock Exchange
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.7%

Alternative Assets — 4.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	21,714,181	262,524,451

Fixed Income — 26.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	59,001,324	665,534,936

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	50,986,110	408,908,601

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,925,472	67,298,059

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,980,002	52,838,614

JPMorgan High Yield Fund Class R6 Shares (a)	35,712,489	242,487,798

JPMorgan Managed Income Fund Class L Shares (a)	12,268,852	122,688,517

Total Fixed Income		1,559,756,525

International Equity — 29.0%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	15,737,372	183,025,639

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	9,246,641	230,518,770

JPMorgan International Advantage Fund Class R6 Shares (a)	23,710,088	429,863,900

JPMorgan International Equity Fund Class R6 Shares (a)	29,584,426	429,565,866

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	27,625,916	429,030,474

Total International Equity		1,702,004,649

U.S. Equity — 37.7%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	17,340,347	325,304,901

JPMorgan Intrepid America Fund Class R6 Shares (a)	9,840,541	317,455,867

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	4,274,867	177,492,492

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	721,173	35,178,800

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,406,063	37,775,194

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,818,180	41,690,869

JPMorgan U.S. Equity Fund Class R6 Shares (a)	32,256,011	435,778,715

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	22,254,828	524,101,205

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	10,580,083	322,798,324

Total U.S. Equity		2,217,576,367

Total Investment Companies (Cost $5,677,143,476)		5,741,861,992

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $59,158,390)	59,197,000	59,140,376

	SHARES
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(c) (Cost $91,054,786)	91,054,786	91,054,786

Total Investments — 100.3% (Cost $5,827,356,652)		5,892,057,154
Liabilities in Excess of Other Assets — (0.3%)		(18,410,929)

NET ASSETS — 100.0%		5,873,646,225

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	678	03/2019	AUD	63,358,832	640,787

S&P 500 E-Mini Index	1,759	03/2019	USD	220,138,850	(12,843,691)

U.S. Treasury 10 Year Note	1,312	03/2019	USD	160,125,500	3,820,363

					(8,382,541)

Short Contracts

Hang Seng Index	(183)	01/2019	HKD	(30,195,358)	(692,910)

EURO STOXX 50 Index	(3,448)	03/2019	EUR	(117,299,010)	4,320,186

Euro-Bund	(653)	03/2019	EUR	(122,356,497)	(808,588)

MSCI Emerging Markets E-Mini Index	(1,544)	03/2019	USD	(74,644,680)	1,296,859

S&P/TSX 60 Index	(230)	03/2019	CAD	(28,768,532)	1,001,395

SPI 200 Index	(301)	03/2019	AUD	(29,510,269)	(249,687)

					4,867,255

					(3,515,286)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.6%

Alternative Assets — 4.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	23,467,793	283,725,612

Fixed Income — 19.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	35,066,294	395,547,796

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	32,789,159	262,969,053

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,021,466	52,941,852

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,390,133	48,373,309

JPMorgan High Yield Fund Class R6 Shares (a)	32,876,945	223,234,456

JPMorgan Managed Income Fund Class L Shares (a)	11,906,813	119,068,126

Total Fixed Income		1,102,134,592

International Equity — 31.9%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	15,937,554	185,353,756

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	9,983,461	248,887,691

JPMorgan International Advantage Fund Class R6 Shares (a)	26,039,211	472,090,904

JPMorgan International Equity Fund Class R6 Shares (a)	32,684,223	474,574,912

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	29,874,305	463,947,952

Total International Equity		1,844,855,215

U.S. Equity — 41.7%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	19,226,404	360,687,330

JPMorgan Intrepid America Fund Class R6 Shares (a)	10,848,801	349,982,305

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	4,377,590	181,757,534

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	882,430	43,044,933

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,691,577	42,257,757

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,154,574	49,404,387

JPMorgan U.S. Equity Fund Class R6 Shares (a)	34,429,936	465,148,434

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	24,390,469	574,395,537

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	11,222,707	342,404,791

Total U.S. Equity		2,409,083,008

Total Investment Companies (Cost $5,408,509,475)		5,639,798,427

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $59,068,614)	59,107,000	59,050,462

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $95,613,057)	95,613,057	95,613,057

Total Investments — 100.3% (Cost $5,563,191,146)		5,794,461,946
Liabilities in Excess of Other Assets — (0.3%)		(15,734,091)

NET ASSETS — 100.0%		5,778,727,855

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	670	03/2019	AUD	62,611,235	633,226

S&P 500 E-Mini Index	1,807	03/2019	USD	226,146,050	(12,057,833)

U.S. Treasury 10 Year Note	1,297	03/2019	USD	158,294,797	3,776,685

					(7,647,922)

Short Contracts

Hang Seng Index	(181)	01/2019	HKD	(29,865,355)	(685,338)

EURO STOXX 50 Index	(3,412)	03/2019	EUR	(116,074,310)	4,275,082

Euro-Bund	(647)	03/2019	EUR	(121,232,241)	(801,159)

MSCI Emerging Markets E-Mini Index	(1,217)	03/2019	USD	(58,835,865)	1,022,521

S&P/TSX 60 Index	(227)	03/2019	CAD	(28,393,290)	988,331

SPI 200 Index	(297)	03/2019	AUD	(29,118,106)	(246,384)

					4,553,053

					(3,094,869)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.2%

Alternative Assets — 5.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	16,724,786	202,202,668

Fixed Income — 15.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	17,720,154	199,883,342

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,721,861	142,129,327

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,718,132	35,574,715

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,834,845	29,029,773

JPMorgan High Yield Fund Class R6 Shares (a)	22,024,644	149,547,329

JPMorgan Managed Income Fund Class L Shares (a)	8,079,600	80,795,998

Total Fixed Income		636,960,484

International Equity — 33.4%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,291,457	142,949,642

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	7,380,494	183,995,707

JPMorgan International Advantage Fund Class R6 Shares (a)	18,745,836	339,862,005

JPMorgan International Equity Fund Class R6 Shares (a)	22,901,676	332,532,331

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	21,550,365	334,677,169

Total International Equity		1,334,016,854

U.S. Equity — 42.8%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	13,494,327	253,153,583

JPMorgan Intrepid America Fund Class R6 Shares (a)	7,803,017	251,725,334

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,168,356	131,550,132

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	737,314	35,966,177

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,037,087	31,982,265

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,114,388	25,552,926

JPMorgan U.S. Equity Fund Class R6 Shares (a)	24,078,877	325,305,630

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	17,437,397	410,650,703

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	8,073,125	246,311,033

Total U.S. Equity		1,712,197,783

Total Investment Companies (Cost $3,895,755,063)		3,885,377,789

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $39,642,146)	39,668,000	39,630,056

	SHARES
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $76,176,210)	76,176,210	76,176,210

Total Investments — 100.1% (Cost $4,011,573,419)		4,001,184,055
Liabilities in Excess of Other Assets — (0.1%)		(5,945,627)

NET ASSETS — 100.0%		3,995,238,428

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	463	03/2019	AUD	43,267,167	437,588

S&P 500 E-Mini Index	1,266	03/2019	USD	158,439,900	(8,041,545)

U.S. Treasury 10 Year Note	896	03/2019	USD	109,354,000	2,609,028

					(4,994,929)

Short Contracts

Hang Seng Index	(125)	01/2019	HKD	(20,625,245)	(473,300)

EURO STOXX 50 Index	(2,345)	03/2019	EUR	(79,775,573)	2,938,178

Euro-Bund	(447)	03/2019	EUR	(83,757,051)	(553,506)

MSCI Emerging Markets E-Mini Index	(986)	03/2019	USD	(47,668,170)	828,524

S&P/TSX 60 Index	(157)	03/2019	CAD	(19,637,650)	683,561

SPI 200 Index	(205)	03/2019	AUD	(20,098,356)	(170,048)

					3,253,409

					(1,741,520)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.1%

Alternative Assets — 5.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	14,590,954	176,404,639

Fixed Income — 16.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	15,488,646	174,711,927

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	15,490,868	124,236,759

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,068,720	30,678,147

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,346,523	25,333,177

JPMorgan High Yield Fund Class R6 Shares (a)	19,249,252	130,702,423

JPMorgan Managed Income Fund Class L Shares (a)	8,212,504	82,125,037

Total Fixed Income		567,787,470

International Equity — 33.0%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	9,985,283	116,128,839

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,103,163	152,151,849

JPMorgan International Advantage Fund Class R6 Shares (a)	16,178,700	293,319,834

JPMorgan International Equity Fund Class R6 Shares (a)	20,544,861	298,311,380

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	19,130,039	297,089,512

Total International Equity		1,157,001,414

U.S. Equity — 42.9%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	11,624,034	218,066,880

JPMorgan Intrepid America Fund Class R6 Shares (a)	6,826,789	220,232,204

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,654,784	110,226,629

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	579,360	28,261,173

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	1,673,815	26,278,890

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,339,091	30,705,358

JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,268,542	287,338,002

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	15,253,569	359,221,547

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	7,291,695	222,469,625

Total U.S. Equity		1,502,800,308

Total Investment Companies (Cost $3,419,054,388)		3,403,993,831

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $34,978,990)	35,002,000	34,968,519

	SHARES
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $73,052,239)	73,052,239	73,052,239

Total Investments — 100.2% (Cost $3,527,085,617)		3,512,014,589
Liabilities in Excess of Other Assets — (0.2%)		(5,861,810)

NET ASSETS — 100.0%		3,506,152,779

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	405	03/2019	AUD	37,847,090	382,771

S&P 500 E-Mini Index	1,162	03/2019	USD	145,424,300	(6,944,529)

U.S. Treasury 10 Year Note	751	03/2019	USD	91,657,203	2,186,808

					(4,374,950)

Short Contracts

Hang Seng Index	(109)	01/2019	HKD	(17,985,214)	(412,721)

EURO STOXX 50 Index	(2,047)	03/2019	EUR	(69,637,782)	2,564,802

Euro-Bund	(391)	03/2019	EUR	(73,263,997)	(484,162)

MSCI Emerging Markets E-Mini Index	(611)	03/2019	USD	(29,538,795)	513,285

S&P/TSX 60 Index	(137)	03/2019	CAD	(17,136,039)	596,482

SPI 200 Index	(179)	03/2019	AUD	(17,549,296)	(148,491)

					2,629,195

					(1,745,755)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TSX	TorontoStock Exchange
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.0%

Alternative Assets — 5.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,257,855	75,657,461

Fixed Income — 16.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	6,363,342	71,778,501

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,364,067	51,039,814

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,736,038	13,089,726

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,190,984	9,015,746

JPMorgan High Yield Fund Class R6 Shares (a)	7,868,523	53,427,274

JPMorgan Managed Income Fund Class L Shares (a)	4,801,305	48,013,053

Total Fixed Income		246,364,114

International Equity — 32.4%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,113,266	47,837,280

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,407,966	60,030,589

JPMorgan International Advantage Fund Class R6 Shares (a)	6,841,409	124,034,740

JPMorgan International Equity Fund Class R6 Shares (a)	8,689,228	126,167,584

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,075,820	125,417,489

Total International Equity		483,487,682

U.S. Equity — 43.0%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	4,988,192	93,578,478

JPMorgan Intrepid America Fund Class R6 Shares (a)	2,850,462	91,955,906

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	1,115,888	46,331,671

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	262,510	12,805,215

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	712,984	11,193,846

JPMorgan Small Cap Value Fund Class R6 Shares (a)	523,271	11,998,593

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,430,441	127,405,253

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,531,679	153,821,052

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,051,539	93,102,463

Total U.S. Equity		642,192,477

Total Investment Companies (Cost $1,534,597,913)		1,447,701,734

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.9%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $13,301,165)	13,310,000	13,297,268

	SHARES
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $31,463,652)	31,463,652	31,463,652

Total Investments — 100.0% (Cost $1,579,362,730)		1,492,462,654
Liabilities in Excess of Other Assets — 0.0% (d)		(711,633)

NET ASSETS — 100.0%		1,491,751,021

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	167	03/2019	AUD	15,606,084	157,834

S&P 500 E-Mini Index	471	03/2019	USD	58,945,650	(3,439,141)

U.S. Treasury 10 Year Note	344	03/2019	USD	41,984,125	1,001,680

					(2,279,627)

Short Contracts

Hang Seng Index	(46)	01/2019	HKD	(7,590,090)	(174,173)

EURO STOXX 50 Index	(834)	03/2019	EUR	(28,372,208)	1,044,968

Euro-Bund	(161)	03/2019	EUR	(30,167,529)	(199,361)

MSCI Emerging Markets E-Mini Index	(138)	03/2019	USD	(6,671,610)	115,699

S&P/TSX 60 Index	(58)	03/2019	CAD	(7,254,673)	252,525

SPI 200 Index	(75)	03/2019	AUD	(7,353,057)	(62,211)

					977,447

					(1,302,180)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar

MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.1%

Alternative Assets — 5.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	434,735	5,255,945

Fixed Income — 15.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	454,747	5,129,541

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	435,577	3,493,326

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	79,558	599,868

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	85,737	649,033

JPMorgan High Yield Fund Class R6 Shares (a)	533,825	3,624,672

JPMorgan Managed Income Fund Class L Shares (a)	320,271	3,202,708

Total Fixed Income		16,699,148

International Equity — 31.6%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	262,576	3,053,758

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	154,755	3,858,042

JPMorgan International Advantage Fund Class R6 Shares (a)	490,027	8,884,188

JPMorgan International Equity Fund Class R6 Shares (a)	613,355	8,905,915

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	572,628	8,892,910

Total International Equity		33,594,813

U.S. Equity — 42.8%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	360,532	6,763,588

JPMorgan Intrepid America Fund Class R6 Shares (a)	205,521	6,630,092

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	77,398	3,213,544

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	17,278	842,803

JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	52,147	818,708

JPMorgan Small Cap Value Fund Class R6 Shares (a)	31,139	714,027

JPMorgan U.S. Equity Fund Class R6 Shares (a)	652,094	8,809,789

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	454,848	10,711,674

JPMorgan Value Advantage Fund Class R6 Shares (a)	229,005	6,986,934

Total U.S. Equity		45,491,159

Total Investment Companies (Cost $115,967,996)		101,041,065

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $765,399)	766,000	765,267

	SHARES
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $4,909,958)	4,909,958	4,909,958

Total Investments – 100.4% (Cost $121,643,353)		106,716,290
Liabilities in Excess of Other Assets – (0.4%)		(467,440)

NET ASSETS – 100.0%		106,248,850

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	11	03/2019	AUD	1,027,946	10,396

MSCI Emerging Markets E-Mini Index	6	03/2019	USD	290,070	(6,072)

S&P 500 E-Mini Index	42	03/2019	USD	5,256,300	(240,050)

U.S. Treasury 10 Year Note	25	03/2019	USD	3,051,172	71,836

					(163,890)

Short Contracts

Hang Seng Index	(3)	01/2019	HKD	(495,006)	(11,361)

EURO STOXX 50 Index	(52)	03/2019	EUR	(1,769,011)	65,154

Euro-Bund	(10)	03/2019	EUR	(1,873,760)	(12,383)

S&P/TSX 60 Index	(4)	03/2019	CAD	(500,322)	17,415

SPI 200 Index	(5)	03/2019	AUD	(490,204)	(4,146)

					54,679

					(109,211)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$109,048,507	$117,884,925	$62,462,731
Investments in affiliates, at value	3,377,894,210	5,955,205,132	7,039,383,724
Cash	6,796	10,398	—
Receivables:
Fund shares sold	9,425,404	9,322,913	13,489,073
Interest from non-affiliates	78,975	76,197	152,973
Dividends from affiliates	175,980	161,825	182,005
Variation margin on futures contracts	4,457,422	8,121,514	10,250,783
Due from Adviser	42,423	69,452	79,379

Total Assets	3,501,129,717	6,090,852,356	7,126,000,668

LIABILITIES:
Payables:
Due to custodian	—	—	50,531
Distributions	1,812,501	2,990,944	5,044,535
Fund shares redeemed	17,479,143	37,811,355	51,174,452
Accrued liabilities:
Distribution fees	294,140	440,008	507,450
Service fees	232,991	499,719	599,349
Custodian and accounting fees	46,743	56,592	56,066
Trustees’ and Chief Compliance Officer’s fees	152	—	—
Other	178,666	184,569	176,102

Total Liabilities	20,044,336	41,983,187	57,608,485

Net Assets	$3,481,085,381	$6,048,869,169	$7,068,392,183

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$3,283,436,205	$5,744,591,196	$6,878,162,149
Total distributable earnings (loss) (a)	197,649,176	304,277,973	190,230,034

Total Net Assets	$3,481,085,381	$6,048,869,169	$7,068,392,183

Net Assets:
Class A	$956,548,174	$1,365,909,202	$1,604,367,562
Class C	24,705,976	31,472,536	34,334,759
Class I	397,762,939	696,000,868	773,523,845
Class R2	155,718,729	268,016,004	298,262,089
Class R3	16,286,530	22,141,027	34,312,623
Class R4	17,207,058	38,433,814	28,594,108
Class R5	1,061,638,298	2,106,328,746	2,374,970,701
Class R6	851,217,677	1,520,566,972	1,920,026,496

Total	$3,481,085,381	$6,048,869,169	$7,068,392,183

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	57,144,810	77,757,310	92,962,121
Class C	1,481,832	1,799,529	1,996,922
Class I	23,718,317	39,482,848	44,716,054
Class R2	9,322,959	15,303,104	17,345,647
Class R3	976,357	1,264,526	1,994,909
Class R4	1,027,573	2,184,499	1,656,617
Class R5	63,186,797	119,343,956	137,138,697
Class R6	50,670,696	86,133,925	110,851,728

Net Asset Value (b):
Class A — Redemption price per share	$16.74	$17.57	$17.26
Class C — Offering price per share (c)	16.67	17.49	17.19
Class I — Offering and redemption price per share	16.77	17.63	17.30
Class R2 — Offering and redemption price per share	16.70	17.51	17.20
Class R3 — Offering and redemption price per share	16.68	17.51	17.20
Class R4 — Offering and redemption price per share	16.75	17.59	17.26
Class R5 — Offering and redemption price per share	16.80	17.65	17.32
Class R6 — Offering and redemption price per share	16.80	17.65	17.32
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.53	$18.40	$18.07

Cost of investments in non-affiliates	$110,726,805	$120,354,900	$63,589,080
Cost of investments in affiliates	3,211,783,020	5,711,914,831	6,953,860,711

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$41,173,578	$59,140,376	$59,050,462
Investments in affiliates, at value	7,664,864,207	5,832,916,778	5,735,411,484
Receivables:
Fund shares sold	13,485,260	10,664,568	12,739,292
Interest from non-affiliates	194,026	278,692	278,269
Dividends from affiliates	240,491	285,487	277,551
Variation margin on futures contracts	10,735,696	13,300,541	13,104,529
Due from Adviser	85,633	69,434	70,550

Total Assets	7,730,778,891	5,916,655,876	5,820,932,137

LIABILITIES:
Payables:
Due to custodian	133,633	105,931	78,666
Distributions	5,578,965	5,014,205	4,983,478
Fund shares redeemed	50,867,090	36,761,345	36,029,558
Accrued liabilities:
Distribution fees	586,442	427,007	414,907
Service fees	667,215	493,315	492,331
Custodian and accounting fees	63,926	60,042	58,782
Trustees’ and Chief Compliance Officer’s fees	64	—	—
Other	203,230	147,806	146,560

Total Liabilities	58,100,565	43,009,651	42,204,282

Net Assets	$7,672,678,326	$5,873,646,225	$5,778,727,855

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$7,245,109,553	$5,663,236,484	$5,402,431,995
Total distributable earnings (loss) (a)	427,568,773	210,409,741	376,295,860

Total Net Assets	$7,672,678,326	$5,873,646,225	$5,778,727,855

Net Assets:
Class A	$1,759,216,128	$1,295,662,625	$1,247,626,287
Class C	32,835,945	20,277,822	20,601,529
Class I	826,807,933	582,319,448	593,976,005
Class R2	403,378,957	282,085,260	281,781,794
Class R3	31,396,008	31,639,441	24,917,571
Class R4	47,666,457	30,709,473	34,416,549
Class R5	2,545,387,415	1,883,352,040	1,910,744,193
Class R6	2,025,989,483	1,747,600,116	1,664,663,927

Total	$7,672,678,326	$5,873,646,225	$5,778,727,855

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	94,555,416	72,167,503	64,939,257
Class C	1,781,807	1,139,093	1,087,705
Class I	44,320,424	32,267,371	30,821,837
Class R2	21,762,453	15,760,576	14,745,075
Class R3	1,691,918	1,768,943	1,300,303
Class R4	2,559,513	1,704,670	1,789,451
Class R5	136,096,676	104,286,193	98,890,222
Class R6	108,350,855	96,762,235	86,161,915

Net Asset Value (b):
Class A — Redemption price per share	$18.61	$17.95	$19.21
Class C — Offering price per share (c)	18.43	17.80	18.94
Class I — Offering and redemption price per share	18.66	18.05	19.27
Class R2 — Offering and redemption price per share	18.54	17.90	19.11
Class R3 — Offering and redemption price per share	18.56	17.89	19.16
Class R4 — Offering and redemption price per share	18.62	18.01	19.23
Class R5 — Offering and redemption price per share	18.70	18.06	19.32
Class R6 — Offering and redemption price per share	18.70	18.06	19.32
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.49	$18.80	$20.12

Cost of investments in non-affiliates	$41,186,603	$59,158,390	$59,068,614
Cost of investments in affiliates	7,380,942,306	5,768,198,262	5,504,122,532

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$39,630,056	$34,968,519	$13,297,268	$765,267
Investments in affiliates, at value	3,961,553,999	3,477,046,070	1,479,165,386	105,951,023
Cash	—	—	—	371
Receivables:
Fund shares sold	8,500,692	9,910,512	5,562,835	823,531
Interest from non-affiliates	186,752	164,785	62,662	3,606
Dividends from affiliates	189,100	191,915	111,441	7,623
Variation margin on futures contracts	11,663,183	10,037,960	4,744,399	331,536
Due from Adviser	52,394	49,402	31,790	7,708
Other assets	—	—	77,274	—

Total Assets	4,021,776,176	3,532,369,163	1,503,053,055	107,890,665

LIABILITIES:
Payables:
Due to custodian	70,008	65,148	49,049	—
Distributions	3,970,914	3,985,651	1,313,088	77,381
Investment securities purchased	—	—	—	865,504
Fund shares redeemed	21,754,941	21,520,640	9,628,954	621,059
Accrued liabilities:
Distribution fees	275,629	245,083	105,091	6,205
Service fees	321,152	294,969	114,913	4,628
Custodian and accounting fees	56,783	56,654	42,614	33,095
Trustees’ and Chief Compliance Officer’s fees	17	91	10	3,478
Other	88,304	48,148	48,315	30,465

Total Liabilities	26,537,748	26,216,384	11,302,034	1,641,815

Net Assets	$3,995,238,428	$3,506,152,779	$1,491,751,021	$106,248,850

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,889,658,715	$3,429,653,894	$1,533,939,757	$118,189,367
Total distributable earnings (loss) (a)	105,579,713	76,498,885	(42,188,736)	(11,940,517)

Total Net Assets	$3,995,238,428	$3,506,152,779	$1,491,751,021	$106,248,850

Net Assets:
Class A	$830,657,194	$712,676,717	$290,213,717	$18,325,646
Class C	12,065,522	12,845,406	3,856,733	528,676
Class I	385,574,034	372,338,166	129,521,910	8,593,015
Class R2	186,338,154	178,266,406	87,361,335	2,704,866
Class R3	19,074,033	19,508,040	7,355,332	1,522,369
Class R4	12,282,190	24,251,887	5,062,599	910,782
Class R5	1,268,377,498	1,135,806,122	461,624,110	22,179,331
Class R6	1,280,869,803	1,050,460,035	506,755,285	51,484,165

Total	$3,995,238,428	$3,506,152,779	$1,491,751,021	$106,248,850

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	45,316,282	38,812,956	14,032,081	1,160,909
Class C	663,930	706,437	187,426	33,586
Class I	20,959,441	20,203,375	6,250,509	543,516
Class R2	10,204,386	9,747,826	4,232,045	171,473
Class R3	1,044,008	1,065,617	356,542	96,411
Class R4	669,019	1,317,933	244,622	57,621
Class R5	68,876,814	61,529,417	22,260,523	1,403,282
Class R6	69,568,799	56,885,019	24,429,295	3,253,257

Net Asset Value (b):
Class A — Redemption price per share	$18.33	$18.36	$20.68	$15.79
Class C — Offering price per share (c)	18.17	18.18	20.58	15.74
Class I — Offering and redemption price per share	18.40	18.43	20.72	15.81
Class R2 — Offering and redemption price per share	18.26	18.29	20.64	15.77
Class R3 — Offering and redemption price per share	18.27	18.31	20.63	15.79
Class R4 — Offering and redemption price per share	18.36	18.40	20.70	15.81
Class R5 — Offering and redemption price per share	18.42	18.46	20.74	15.81
Class R6 — Offering and redemption price per share	18.41	18.47	20.74	15.83
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.19	$19.23	$21.65	$16.53

Cost of investments in non-affiliates	$39,642,146	$34,978,990	$13,301,165	$765,399
Cost of investments in affiliates	3,971,931,273	3,492,106,627	1,566,061,565	120,877,954

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,605,476	$1,822,808	$497,759
Dividend income from affiliates	61,364,680	107,653,424	127,089,280
Interest income from non-affiliates	160,913	197,165	353,084
Interest income from affiliates	7	24	74

Total investment income	63,131,076	109,673,421	127,940,197

EXPENSES:
Distribution fees:
Class A	1,325,884	1,896,100	2,203,188
Class C	100,270	128,460	142,455
Class R2	444,283	786,767	859,859
Class R3	20,261	26,518	41,505
Service fees:
Class A	1,325,884	1,896,100	2,203,188
Class C	33,423	42,820	47,485
Class I	551,020	955,682	1,062,389
Class R2	222,141	393,384	429,929
Class R3	20,261	26,518	41,505
Class R4	21,644	45,976	33,034
Class R5	604,358	1,179,118	1,319,982
Custodian and accounting fees	16,638	16,404	17,601
Interest expense to affiliates	—	1,689	—
Professional fees	33,222	46,732	52,873
Trustees’ and Chief Compliance Officer’s fees	20,497	25,902	27,387
Printing and mailing costs	89,714	150,429	172,322
Registration and filing fees	61,008	105,408	108,058
Transfer agency fees (See Note 2.G.)	97,445	90,832	97,138
Other	40,218	61,281	68,831

Total expenses	5,028,171	7,876,120	8,928,729

Less fees waived	(1,239,067)	(1,304,857)	(1,278,433)
Less expense reimbursements	(253,954)	(393,864)	(435,237)

Net expenses	3,535,150	6,177,399	7,215,059

Net investment income (loss)	59,595,926	103,496,022	120,725,138

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(150,350)	(418,909)	(4,281)
Investments in affiliates	8,376,280	13,458,418	(7,320,147)
Futures contracts	(5,564,726)	(12,283,280)	(19,421,258)
Foreign currency transactions	(35,025)	(88,154)	(103,538)

Net realized gain (loss)	2,626,179	668,075	(26,849,224)

Distributions of capital gains received from investment company affiliates	69,836,038	152,810,438	215,976,044

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,875,971)	(3,004,926)	(870,627)
Investments in affiliates	(262,426,415)	(545,349,446)	(746,500,112)
Futures contracts	5,931,911	11,239,405	12,954,174
Foreign currency translations	899	(15,623)	(16,568)

Change in net unrealized appreciation/depreciation	(259,369,576)	(537,130,590)	(734,433,133)

Net realized/unrealized gains (losses)	(186,907,359)	(383,652,077)	(545,306,313)

Change in net assets resulting from operations	$(127,311,433)	$(280,156,055)	$(424,581,175)

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$138,117,287	$104,622,040	$102,442,311
Interest income from non-affiliates	390,391	570,498	568,571
Interest income from affiliates	101	211	102

Total investment income	138,507,779	105,192,749	103,010,984

EXPENSES:
Distribution fees:
Class A	2,441,089	1,811,494	1,749,970
Class C	138,734	83,979	85,425
Class R2	1,154,128	836,473	841,054
Class R3	38,433	38,356	30,215
Service fees:
Class A	2,441,089	1,811,494	1,749,970
Class C	46,245	27,993	28,475
Class I	1,149,187	825,471	854,624
Class R2	577,064	418,237	420,527
Class R3	38,433	38,356	30,215
Class R4	57,901	36,476	43,473
Class R5	1,410,552	1,051,478	1,073,007
Custodian and accounting fees	14,691	17,043	15,287
Professional fees	58,361	47,787	48,289
Trustees’ and Chief Compliance Officer’s fees	29,440	24,769	25,108
Printing and mailing costs	198,608	142,920	146,008
Registration and filing fees	107,811	101,075	102,344
Transfer agency fees (See Note 2.G.)	107,222	91,583	95,082
Other	77,880	80,745	82,526

Total expenses	10,086,868	7,485,729	7,421,599

Less fees waived	(1,412,764)	(983,355)	(963,333)
Less expense reimbursements	(470,599)	(382,905)	(385,752)

Net expenses	8,203,505	6,119,469	6,072,514

Net investment income (loss)	130,304,274	99,073,280	96,938,470

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(948,694)	5,100,677	2,956,682
Futures contracts	(21,006,485)	(29,346,797)	(29,658,941)
Foreign currency transactions	(116,614)	(219,907)	(186,367)

Net realized gain (loss)	(22,071,793)	(24,466,027)	(26,888,626)

Distributions of capital gains received from investment company affiliates	275,869,585	233,969,690	254,201,912

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	55,116	74,511	75,405
Investments in affiliates	(951,178,259)	(812,864,031)	(874,611,539)
Futures contracts	10,428,352	13,080,534	13,228,004
Foreign currency translations	(16,118)	(10,412)	(70,306)

Change in net unrealized appreciation/depreciation	(940,710,909)	(799,719,398)	(861,378,436)

Net realized/unrealized gains (losses)	(686,913,117)	(590,215,735)	(634,065,150)

Change in net assets resulting from operations	$(556,608,843)	$(491,142,455)	$(537,126,680)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$71,141,422	$62,360,633	$25,999,023	$1,754,676
Interest income from non-affiliates	382,120	338,396	129,194	7,029
Interest income from affiliates	127	11	7	—

Total investment income	71,523,669	62,699,040	26,128,224	1,761,705

EXPENSES:
Distribution fees:
Class A	1,168,074	987,575	387,755	20,197
Class C	50,524	53,209	15,640	1,647
Class R2	553,711	510,726	250,260	6,993
Class R3	22,695	23,884	8,593	1,602
Service fees:
Class A	1,168,074	987,575	387,755	20,197
Class C	16,841	17,737	5,213	549
Class I	561,091	544,412	191,054	10,093
Class R2	276,856	255,363	125,130	3,496
Class R3	22,695	23,884	8,593	1,602
Class R4	14,921	31,031	6,037	730
Class R5	705,712	631,577	241,637	10,257
Custodian and accounting fees	16,750	16,989	10,975	13,641
Professional fees	36,966	34,980	25,471	17,413
Trustees’ and Chief Compliance Officer’s fees	21,091	19,974	15,549	12,388
Printing and mailing costs	97,479	82,605	46,154	3,392
Registration and filing fees	82,746	82,771	67,770	27,567
Transfer agency fees (See Note 2.G.)	75,010	66,948	41,698	8,762
Other	53,395	47,148	23,678	5,059

Total expenses	4,944,631	4,418,388	1,858,962	165,585

Less fees waived	(651,094)	(562,297)	(231,356)	(17,005)
Less expense reimbursements	(291,132)	(268,781)	(180,222)	(80,768)

Net expenses	4,002,405	3,587,310	1,447,384	67,812

Net investment income (loss)	67,521,264	59,111,730	24,680,840	1,693,893

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(5,308,878)	(6,524,937)	(1,977,517)	(34,960)
Futures contracts	(20,303,148)	(18,897,528)	(7,837,611)	(552,939)
Foreign currency transactions	(98,532)	(108,622)	(40,425)	(2,074)

Net realized gain (loss)	(25,710,558)	(25,531,087)	(9,855,553)	(589,973)

Distributions of capital gains received from investment company affiliates	183,737,712	158,653,739	66,276,592	4,574,643

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	50,047	42,956	15,819	474
Investments in affiliates	(619,448,006)	(537,247,642)	(224,109,381)	(15,533,937)
Futures contracts	8,993,289	8,105,433	2,446,518	83,175
Foreign currency translations	(50,586)	(14,199)	27,068	1,346

Change in net unrealized appreciation/depreciation	(610,455,256)	(529,113,452)	(221,619,976)	(15,448,942)

Net realized/unrealized gains (losses)	(452,428,102)	(395,990,800)	(165,198,937)	(11,464,272)

Change in net assets resulting from operations	$(384,906,838)	$(336,879,070)	$(140,518,097)	$(9,770,379)

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,595,926	$93,935,843	$103,496,022	$150,832,385
Net realized gain (loss)	2,626,179	131,299,457	668,075	226,897,345
Distributions of capital gains received from investment company affiliates	69,836,038	41,950,533	152,810,438	97,694,471
Change in net unrealized appreciation/depreciation	(259,369,576)	(83,741,603)	(537,130,590)	(90,405,973)

Change in net assets resulting from operations	(127,311,433)	183,444,230	(280,156,055)	385,018,228

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(45,570,884)	(44,442,904)	(70,583,420)	(68,702,218)
Class C	(1,099,469)	(930,747)	(1,502,401)	(1,344,496)
Class I	(19,109,339)	(19,468,641)	(35,990,174)	(36,061,737)
Class R2	(7,120,842)	(7,011,949)	(13,593,721)	(13,925,833)
Class R3	(744,618)	(378,482)	(1,092,830)	(563,401)
Class R4	(804,795)	(221,315)	(1,933,292)	(279,286)
Class R5	(51,797,949)	(61,099,343)	(110,761,620)	(127,708,265)
Class R6	(40,631,543)	(28,533,996)	(79,041,885)	(51,827,831)

Total distributions to shareholders	(166,879,439)	(162,087,377)	(314,499,343)	(300,413,067)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(165,356,105)	(545,207,998)	(115,226,021)	(401,451,236)

NET ASSETS:
Change in net assets	(459,546,977)	(523,851,145)	(709,881,419)	(316,846,075)
Beginning of period	3,940,632,358	4,464,483,503	6,758,750,588	7,075,596,663

End of period	$3,481,085,381	$3,940,632,358	$6,048,869,169	$6,758,750,588

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund
Class A
From net investment income	$(26,517,685)	$(35,763,808)
From net realized gains	(17,925,219)	(32,938,410)
Class C
From net investment income	(480,566)	(593,770)
From net realized gains	(450,181)	(750,726)
Class I
From net investment income	(11,804,672)	(19,279,204)
From net realized gains	(7,663,969)	(16,782,533)
Class R2
From net investment income	(3,748,927)	(6,479,019)
From net realized gains	(3,263,022)	(7,446,814)
Class R3
From net investment income	(220,844)	(295,984)
From net realized gains	(157,638)	(267,417)
Class R4
From net investment income	(161,909)	(240,143)
From net realized gains	(59,406)	(39,143)
Class R5
From net investment income	(36,815,339)	(68,171,383)
From net realized gains	(24,284,004)	(59,536,882)
Class R6
From net investment income	(18,670,081)	(30,435,902)
From net realized gains	(9,863,915)	(21,391,929)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$120,725,138	$149,810,120	$130,304,274	$149,055,920
Net realized gain (loss)	(26,849,224)	207,571,152	(22,071,793)	296,648,807
Distributions of capital gains received from investment company affiliates	215,976,044	125,972,466	275,869,585	156,644,897
Change in net unrealized appreciation/depreciation	(734,433,133)	(7,532,736)	(940,710,909)	34,380,866

Change in net assets resulting from operations	(424,581,175)	475,821,002	(556,608,843)	636,730,490

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(75,950,361)	(73,716,010)	(92,959,968)	(84,490,407)
Class C	(1,534,919)	(1,399,326)	(1,651,157)	(1,351,710)
Class I	(36,905,163)	(37,599,373)	(44,087,422)	(41,996,561)
Class R2	(13,707,444)	(13,668,291)	(20,764,445)	(19,025,253)
Class R3	(1,567,619)	(727,257)	(1,619,525)	(775,978)
Class R4	(1,320,965)	(215,231)	(2,499,645)	(299,463)
Class R5	(115,419,222)	(124,625,390)	(137,234,395)	(148,050,513)
Class R6	(92,840,188)	(60,549,177)	(108,948,974)	(61,938,476)

Total distributions to shareholders	(339,245,881)	(312,500,055)	(409,765,531)	(357,928,361)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	140,329,796	178,018,290	274,680,610	42,272,197

NET ASSETS:
Change in net assets	(623,497,260)	341,339,237	(691,693,764)	321,074,326
Beginning of period	7,691,889,443	7,350,550,206	8,364,372,090	8,043,297,764

End of period	$7,068,392,183	$7,691,889,443	$7,672,678,326	$8,364,372,090

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
Class A
From net investment income	$(37,157,591)	$(38,526,620)
From net realized gains	(36,558,419)	(45,963,787)
Class C
From net investment income	(577,369)	(493,776)
From net realized gains	(821,957)	(857,934)
Class I
From net investment income	(19,453,511)	(19,834,571)
From net realized gains	(18,145,862)	(22,161,990)
Class R2
From net investment income	(6,134,971)	(7,580,676)
From net realized gains	(7,533,320)	(11,444,577)
Class R3
From net investment income	(371,956)	(356,832)
From net realized gains	(355,301)	(419,146)
Class R4
From net investment income	(158,472)	(214,424)
From net realized gains	(56,759)	(85,039)
Class R5
From net investment income	(65,485,773)	(70,394,105)
From net realized gains	(59,139,617)	(77,656,408)
Class R6
From net investment income	(34,685,266)	(32,847,808)
From net realized gains	(25,863,911)	(29,090,668)

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,073,280	$103,606,730	$96,938,470	$96,660,917
Net realized gain (loss)	(24,466,027)	181,925,984	(26,888,626)	206,675,725
Distributions of capital gains received from investment company affiliates	233,969,690	127,333,429	254,201,912	140,281,926
Change in net unrealized appreciation/depreciation	(799,719,398)	81,238,618	(861,378,436)	104,093,651

Change in net assets resulting from operations	(491,142,455)	494,104,761	(537,126,680)	547,712,219

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(63,641,977)	(58,292,570)	(67,555,159)	(59,349,908)
Class C	(936,302)	(806,672)	(1,063,409)	(861,160)
Class I	(28,770,563)	(29,395,894)	(32,577,054)	(31,158,082)
Class R2	(13,576,579)	(12,776,896)	(15,038,692)	(13,862,818)
Class R3	(1,522,988)	(740,076)	(1,323,926)	(718,818)
Class R4	(1,474,083)	(261,707)	(1,849,860)	(175,237)
Class R5	(94,622,991)	(99,475,492)	(105,550,474)	(113,260,127)
Class R6	(87,584,710)	(51,578,157)	(91,609,850)	(46,465,893)

Total distributions to shareholders	(292,130,193)	(253,327,464)	(316,568,424)	(265,852,043)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	214,134,186	268,430,062	256,976,049	69,895,262

NET ASSETS:
Change in net assets	(569,138,462)	509,207,359	(596,719,055)	351,755,438
Beginning of period	6,442,784,687	5,933,577,328	6,375,446,910	6,023,691,472

End of period	$5,873,646,225	$6,442,784,687	$5,778,727,855	$6,375,446,910

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
Class A
From net investment income	$(26,426,103)	$(24,316,297)
From net realized gains	(31,866,467)	(35,033,611)
Class C
From net investment income	(283,267)	(266,176)
From net realized gains	(523,405)	(594,984)
Class I
From net investment income	(13,760,628)	(13,348,980)
From net realized gains	(15,635,266)	(17,809,102)
Class R2
From net investment income	(5,033,493)	(4,814,759)
From net realized gains	(7,743,403)	(9,048,059)
Class R3
From net investment income	(330,910)	(283,249)
From net realized gains	(409,166)	(435,569)
Class R4
From net investment income	(160,537)	(119,237)
From net realized gains	(101,170)	(56,000)
Class R5
From net investment income	(47,701,010)	(49,427,913)
From net realized gains	(51,774,482)	(63,832,214)
Class R6
From net investment income	(27,116,894)	(22,778,099)
From net realized gains	(24,461,263)	(23,687,794)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$67,521,264	$62,386,696	$59,111,730	$52,721,279
Net realized gain (loss)	(25,710,558)	104,407,726	(25,531,087)	79,943,493
Distributions of capital gains received from investment company affiliates	183,737,712	94,178,222	158,653,739	77,694,557
Change in net unrealized appreciation/depreciation	(610,455,256)	100,161,267	(529,113,452)	90,235,994

Change in net assets resulting from operations	(384,906,838)	361,133,911	(336,879,070)	300,595,323

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(40,232,574)	(35,624,946)	(31,980,652)	(29,033,198)
Class C	(541,267)	(482,786)	(538,633)	(490,925)
Class I	(18,780,108)	(19,817,259)	(17,001,477)	(17,851,510)
Class R2	(8,774,719)	(8,457,582)	(7,730,916)	(7,249,601)
Class R3	(892,467)	(381,030)	(850,299)	(456,991)
Class R4	(590,827)	(58,846)	(1,088,852)	(65,852)
Class R5	(62,583,106)	(67,751,493)	(52,271,404)	(60,769,661)
Class R6	(63,210,019)	(33,808,786)	(48,239,459)	(22,138,470)

Total distributions to shareholders	(195,605,087)	(166,382,728)	(159,701,692)	(138,056,208)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	238,856,998	237,728,715	239,470,646	362,522,616

NET ASSETS:
Change in net assets	(341,654,927)	432,479,898	(257,110,116)	525,061,731
Beginning of period	4,336,893,355	3,904,413,457	3,763,262,895	3,238,201,164

End of period	$3,995,238,428	$4,336,893,355	$3,506,152,779	$3,763,262,895

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund
Class A
From net investment income	$(15,162,383)	$(12,535,950)
From net realized gains	(20,462,563)	(16,497,248)
Class C
From net investment income	(155,943)	(162,514)
From net realized gains	(326,843)	(328,411)
Class I
From net investment income	(8,748,682)	(8,018,434)
From net realized gains	(11,068,577)	(9,833,076)
Class R2
From net investment income	(3,045,254)	(2,648,185)
From net realized gains	(5,412,328)	(4,601,416)
Class R3
From net investment income	(162,182)	(194,815)
From net realized gains	(218,848)	(262,176)
Class R4
From net investment income	(39,254)	(57,183)
From net realized gains	(19,592)	(8,669)
Class R5
From net investment income	(30,725,103)	(27,759,029)
From net realized gains	(37,026,390)	(33,010,632)
Class R6
From net investment income	(16,953,512)	(11,667,380)
From net realized gains	(16,855,274)	(10,471,090)

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,680,840	$18,896,562	$1,693,893	$523,917
Net realized gain (loss)	(9,855,553)	17,848,357	(589,973)	(303,558)
Distributions of capital gains received from investment company affiliates	66,276,592	27,577,927	4,574,643	599,979
Change in net unrealized appreciation/depreciation	(221,619,976)	34,116,739	(15,448,942)	(8,544)

Change in net assets resulting from operations	(140,518,097)	98,439,585	(9,770,379)	811,794

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(10,575,283)	(9,097,365)	(444,201)	(133,706)
Class C	(128,010)	(110,325)	(11,323)	(1,368)
Class I	(4,826,412)	(5,352,237)	(215,880)	(89,068)
Class R2	(3,085,865)	(2,743,161)	(67,221)	(14,538)
Class R3	(260,429)	(118,732)	(36,039)	(11,412)
Class R4	(185,034)	(26,000)	(21,127)	(3,023)
Class R5	(17,363,710)	(17,788,286)	(571,231)	(202,463)
Class R6	(19,125,666)	(9,142,621)	(1,332,784)	(256,690)

Total distributions to shareholders	(55,550,409)	(44,378,727)	(2,699,806)	(712,268)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	205,942,452	378,545,844	43,369,683	64,051,351

NET ASSETS:
Change in net assets	9,873,946	432,606,702	30,899,498	64,150,877
Beginning of period	1,481,877,075	1,049,270,373	75,349,352	11,198,475

End of period	$1,491,751,021	$1,481,877,075	$106,248,850	$75,349,352

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
Class A
From net investment income	$(4,389,632)	$(111,460)
From net realized gains	(4,707,733)	(22,246)
Class C
From net investment income	(41,417)	(1,087)
From net realized gains	(68,908)	(281)
Class I
From net investment income	(2,669,783)	(74,211)
From net realized gains	(2,682,454)	(14,857)
Class R2
From net investment income	(1,137,762)	(11,748)
From net realized gains	(1,605,399)	(2,790)
Class R3
From net investment income	(57,196)	(9,157)
From net realized gains	(61,536)	(2,255)
Class R4
From net investment income	(17,847)	(2,570)
From net realized gains	(8,153)	(453)
Class R5
From net investment income	(9,067,876)	(172,162)
From net realized gains	(8,720,410)	(30,301)
Class R6
From net investment income	(5,196,000)	(226,384)
From net realized gains	(3,946,621)	(30,306)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,526,629	$156,250,426	$111,850,982	$299,383,784
Distributions reinvested	43,524,120	42,088,855	67,098,986	64,662,937
Cost of shares redeemed	(171,401,274)	(368,074,540)	(252,671,621)	(507,998,194)

Change in net assets resulting from Class A capital transactions	$(71,350,525)	$(169,735,259)	$(73,721,653)	$(143,951,473)

Class C
Proceeds from shares issued	$1,824,790	$2,327,207	$2,149,832	$5,839,520
Distributions reinvested	865,296	723,752	1,180,703	1,019,451
Cost of shares redeemed	(3,104,314)	(20,054,582)	(4,578,753)	(19,733,258)

Change in net assets resulting from Class C capital transactions	$(414,228)	$(17,003,623)	$(1,248,218)	$(12,874,287)

Class I
Proceeds from shares issued	$24,100,640	$75,158,989	$44,995,843	$130,469,376
Distributions reinvested	19,012,888	19,335,626	35,887,675	35,970,037
Cost of shares redeemed	(71,122,679)	(194,585,086)	(110,991,461)	(277,962,031)

Change in net assets resulting from Class I capital transactions	$(28,009,151)	$(100,090,471)	$(30,107,943)	$(111,522,618)

Class R2
Proceeds from shares issued	$11,943,327	$39,471,593	$17,807,306	$60,940,829
Distributions reinvested	6,376,114	6,267,212	12,414,653	12,479,177
Cost of shares redeemed	(37,543,321)	(88,520,572)	(71,433,506)	(120,951,376)

Change in net assets resulting from Class R2 capital transactions	$(19,223,880)	$(42,781,767)	$(41,211,547)	$(47,531,370)

Class R3
Proceeds from shares issued	$6,494,932	$13,095,288	$7,134,551	$22,224,613
Distributions reinvested	541,643	320,300	920,126	501,450
Cost of shares redeemed	(2,628,634)	(2,366,295)	(2,370,611)	(8,784,064)

Change in net assets resulting from Class R3 capital transactions	$4,407,941	$11,049,293	$5,684,066	$13,941,999

Class R4
Proceeds from shares issued	$3,637,644	$20,963,829	$9,774,388	$36,960,293
Distributions reinvested	804,795	221,315	1,933,292	279,286
Cost of shares redeemed	(3,078,949)	(3,699,473)	(3,395,865)	(2,966,738)

Change in net assets resulting from Class R4 capital transactions	$1,363,490	$17,485,671	$8,311,815	$34,272,841

Class R5
Proceeds from shares issued	$45,187,121	$182,630,558	$101,203,034	$374,398,848
Distributions reinvested	51,161,718	59,879,043	109,877,012	125,354,396
Cost of shares redeemed	(217,257,885)	(869,857,701)	(353,572,173)	(1,506,543,717)

Change in net assets resulting from Class R5 capital transactions	$(120,909,046)	$(627,348,100)	$(142,492,127)	$(1,006,790,473)

Class R6
Proceeds from shares issued	$164,484,457	$599,680,951	$283,357,367	$1,102,719,427
Distributions reinvested	38,069,315	26,967,021	74,549,789	49,479,057
Cost of shares redeemed	(133,774,478)	(243,431,714)	(198,347,570)	(279,194,339)

Change in net assets resulting from Class R6 capital transactions	$68,779,294	$383,216,258	$159,559,586	$873,004,145

Total change in net assets resulting from capital transactions	$(165,356,105)	$(545,207,998)	$(115,226,021)	$(401,451,236)

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,143,576	8,422,442	5,852,908	15,181,584
Reinvested	2,540,532	2,274,243	3,724,006	3,279,411
Redeemed	(9,525,184)	(19,844,048)	(13,244,615)	(25,777,556)

Change in Class A Shares	(3,841,076)	(9,147,363)	(3,667,701)	(7,316,561)

Class C
Issued	102,345	126,216	116,175	297,458
Reinvested	50,852	39,381	66,032	51,890
Redeemed	(174,321)	(1,083,297)	(241,297)	(1,004,456)

Change in Class C Shares	(21,124)	(917,700)	(59,090)	(655,108)

Class I
Issued	1,329,854	4,043,086	2,336,566	6,603,490
Reinvested	1,107,288	1,042,641	1,984,150	1,818,135
Redeemed	(3,929,061)	(10,483,044)	(5,751,143)	(14,066,544)

Change in Class I Shares	(1,491,919)	(5,397,317)	(1,430,427)	(5,644,919)

Class R2
Issued	664,918	2,134,842	937,387	3,105,729
Reinvested	373,680	338,535	692,290	634,497
Redeemed	(2,089,935)	(4,789,849)	(3,763,880)	(6,163,084)

Change in Class R2 Shares	(1,051,337)	(2,316,472)	(2,134,203)	(2,422,858)

Class R3
Issued	359,534	705,119	373,356	1,131,130
Reinvested	31,773	17,340	51,338	25,518
Redeemed	(147,630)	(128,350)	(123,944)	(445,055)

Change in Class R3 Shares	243,677	594,109	300,750	711,593

Class R4
Issued	202,038	1,134,516	509,509	1,878,644
Reinvested	46,982	12,012	107,214	14,314
Redeemed	(170,478)	(198,660)	(176,730)	(149,838)

Change in Class R4 Shares	78,542	947,868	439,993	1,743,120

Class R5
Issued	2,504,525	9,812,238	5,288,117	18,929,324
Reinvested	2,971,733	3,218,103	6,062,649	6,327,324
Redeemed	(12,053,083)	(46,752,401)	(18,453,198)	(76,007,347)

Change in Class R5 Shares	(6,576,825)	(33,722,060)	(7,102,432)	(50,750,699)

Class R6
Issued	9,126,980	32,187,046	14,751,255	55,664,228
Reinvested	2,212,830	1,452,532	4,114,026	2,500,701
Redeemed	(7,413,236)	(13,080,126)	(10,325,493)	(14,098,638)

Change in Class R6 Shares	3,926,574	20,559,452	8,539,788	44,066,291

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$145,605,218	$351,468,512	$157,513,877	$367,746,241
Distributions reinvested	71,651,764	69,161,649	87,972,867	79,682,641
Cost of shares redeemed	(241,721,359)	(500,473,956)	(260,627,444)	(510,379,241)

Change in net assets resulting from Class A capital transactions	$(24,464,377)	$(79,843,795)	$(15,140,700)	$(62,950,359)

Class C
Proceeds from shares issued	$2,863,690	$6,121,736	$4,023,759	$7,494,613
Distributions reinvested	1,251,202	1,124,957	1,166,084	897,684
Cost of shares redeemed	(5,757,924)	(19,782,673)	(5,770,713)	(18,727,392)

Change in net assets resulting from Class C capital transactions	$(1,643,032)	$(12,535,980)	$(580,870)	$(10,335,095)

Class I
Proceeds from shares issued	$57,848,365	$162,923,328	$62,225,246	$178,563,929
Distributions reinvested	36,538,413	37,244,855	44,000,183	41,897,201
Cost of shares redeemed	(108,585,460)	(280,023,267)	(117,144,494)	(313,943,755)

Change in net assets resulting from Class I capital transactions	$(14,198,682)	$(79,855,084)	$(10,919,065)	$(93,482,625)

Class R2
Proceeds from shares issued	$28,966,632	$81,985,503	$35,832,682	$92,740,078
Distributions reinvested	11,989,969	11,861,188	18,797,011	17,139,209
Cost of shares redeemed	(70,325,668)	(127,141,668)	(81,433,626)	(138,621,934)

Change in net assets resulting from Class R2 capital transactions	$(29,369,067)	$(33,294,977)	$(26,803,933)	$(28,742,647)

Class R3
Proceeds from shares issued	$15,025,578	$26,350,559	$10,062,502	$24,638,879
Distributions reinvested	1,240,430	623,104	1,345,577	707,620
Cost of shares redeemed	(4,878,278)	(3,616,457)	(2,821,526)	(3,710,430)

Change in net assets resulting from Class R3 capital transactions	$11,387,730	$23,357,206	$8,586,553	$21,636,069

Class R4
Proceeds from shares issued	$9,131,312	$24,978,629	$12,390,803	$43,590,746
Distributions reinvested	1,320,965	215,231	2,499,645	299,463
Cost of shares redeemed	(2,108,938)	(1,895,877)	(2,822,986)	(1,860,476)

Change in net assets resulting from Class R4 capital transactions	$8,343,339	$23,297,983	$12,067,462	$42,029,733

Class R5
Proceeds from shares issued	$155,100,590	$469,827,479	$176,268,247	$510,457,292
Distributions reinvested	113,779,064	121,146,296	134,848,553	144,055,029
Cost of shares redeemed	(329,338,506)	(1,332,407,708)	(313,357,168)	(1,736,119,394)

Change in net assets resulting from Class R5 capital transactions	$(60,458,852)	$(741,433,933)	$(2,240,368)	$(1,081,607,073)

Class R6
Proceeds from shares issued	$355,176,643	$1,348,404,694	$367,344,600	$1,424,210,763
Distributions reinvested	86,759,125	57,478,561	102,220,077	58,587,157
Cost of shares redeemed	(191,203,031)	(327,556,385)	(159,853,146)	(227,073,726)

Change in net assets resulting from Class R6 capital transactions	$250,732,737	$1,078,326,870	$309,711,531	$1,255,724,194

Total change in net assets resulting from capital transactions	$140,329,796	$178,018,290	$274,680,610	$42,272,197

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	7,702,809	18,034,488	7,620,572	17,245,183
Reinvested	4,043,535	3,541,956	4,597,348	3,728,001
Redeemed	(12,780,061)	(25,645,285)	(12,588,121)	(23,920,174)

Change in Class A Shares	(1,033,717)	(4,068,841)	(370,201)	(2,946,990)

Class C
Issued	153,152	315,334	196,887	354,980
Reinvested	71,113	57,776	61,749	42,351
Redeemed	(306,311)	(1,020,516)	(283,786)	(887,891)

Change in Class C Shares	(82,046)	(647,406)	(25,150)	(490,560)

Class I
Issued	3,045,010	8,344,638	2,981,950	8,359,552
Reinvested	2,055,071	1,903,496	2,290,308	1,955,545
Redeemed	(5,678,620)	(14,368,256)	(5,595,992)	(14,737,990)

Change in Class I Shares	(578,539)	(4,120,122)	(323,734)	(4,422,893)

Class R2
Issued	1,535,066	4,232,436	1,744,626	4,377,733
Reinvested	680,374	609,343	987,998	804,230
Redeemed	(3,722,954)	(6,559,453)	(3,934,780)	(6,534,251)

Change in Class R2 Shares	(1,507,514)	(1,717,674)	(1,202,156)	(1,352,288)

Class R3
Issued	792,010	1,352,179	484,217	1,166,188
Reinvested	70,328	32,022	70,562	33,184
Redeemed	(260,057)	(186,316)	(136,070)	(174,881)

Change in Class R3 Shares	602,281	1,197,885	418,709	1,024,491

Class R4
Issued	483,282	1,286,238	593,530	2,042,983
Reinvested	74,576	11,104	130,512	14,100
Redeemed	(112,163)	(96,274)	(136,450)	(86,866)

Change in Class R4 Shares	445,695	1,201,068	587,592	1,970,217

Class R5
Issued	8,155,523	24,052,001	8,441,857	23,874,019
Reinvested	6,388,556	6,185,273	6,998,448	6,706,880
Redeemed	(17,413,811)	(68,145,240)	(15,113,453)	(81,022,567)

Change in Class R5 Shares	(2,869,732)	(37,907,966)	326,852	(50,441,668)

Class R6
Issued	18,641,202	68,907,966	17,525,000	66,513,156
Reinvested	4,871,992	2,937,619	5,306,383	2,731,209
Redeemed	(10,100,296)	(16,725,445)	(7,708,865)	(10,587,804)

Change in Class R6 Shares	13,412,898	55,120,140	15,122,518	58,656,561

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$128,179,582	$302,886,679	$127,821,476	$296,588,312
Distributions reinvested	59,992,729	54,702,466	63,843,463	55,841,000
Cost of shares redeemed	(195,899,691)	(379,241,029)	(190,944,951)	(392,690,708)

Change in net assets resulting from Class A capital transactions	$(7,727,380)	$(21,651,884)	$719,988	$(40,261,396)

Class C
Proceeds from shares issued	$2,037,121	$5,326,188	$2,479,916	$5,090,988
Distributions reinvested	629,281	554,127	709,257	576,325
Cost of shares redeemed	(3,280,507)	(13,090,386)	(3,281,731)	(12,186,136)

Change in net assets resulting from Class C capital transactions	$(614,105)	$(7,210,071)	$(92,558)	$(6,518,823)

Class I
Proceeds from shares issued	$48,593,513	$136,883,933	$54,666,167	$140,638,873
Distributions reinvested	28,625,205	29,284,172	32,529,175	31,116,827
Cost of shares redeemed	(97,276,837)	(262,150,146)	(107,182,135)	(243,779,848)

Change in net assets resulting from Class I capital transactions	$(20,058,119)	$(95,982,041)	$(19,986,793)	$(72,024,148)

Class R2
Proceeds from shares issued	$28,380,617	$86,955,073	$29,225,177	$78,133,273
Distributions reinvested	11,910,805	11,241,447	13,272,960	12,327,170
Cost of shares redeemed	(71,169,212)	(112,053,444)	(70,728,446)	(113,924,258)

Change in net assets resulting from Class R2 capital transactions	$(30,877,790)	$(13,856,924)	$(28,230,309)	$(23,463,815)

Class R3
Proceeds from shares issued	$12,908,136	$23,913,076	$9,081,647	$16,635,860
Distributions reinvested	1,254,897	672,529	1,109,569	679,696
Cost of shares redeemed	(4,049,349)	(3,697,231)	(2,256,855)	(6,388,471)

Change in net assets resulting from Class R3 capital transactions	$10,113,684	$20,888,374	$7,934,361	$10,927,085

Class R4
Proceeds from shares issued	$7,699,759	$28,068,055	$7,778,576	$34,287,304
Distributions reinvested	1,474,082	261,706	1,849,859	175,237
Cost of shares redeemed	(1,403,390)	(1,137,188)	(2,774,477)	(1,449,799)

Change in net assets resulting from Class R4 capital transactions	$7,770,451	$27,192,573	$6,853,958	$33,012,742

Class R5
Proceeds from shares issued	$138,653,335	$416,222,541	$144,016,147	$412,102,368
Distributions reinvested	92,510,647	96,194,101	102,990,561	109,921,324
Cost of shares redeemed	(233,089,518)	(1,223,246,176)	(225,731,477)	(1,430,819,981)

Change in net assets resulting from Class R5 capital transactions	$(1,925,536)	$(710,829,534)	$21,275,231	$(908,796,289)

Class R6
Proceeds from shares issued	$309,410,790	$1,271,771,716	$305,931,204	$1,197,964,784
Distributions reinvested	82,425,595	49,088,519	86,363,675	43,988,585
Cost of shares redeemed	(134,383,404)	(250,980,666)	(123,792,708)	(164,933,463)

Change in net assets resulting from Class R6 capital transactions	$257,452,981	$1,069,879,569	$268,502,171	$1,077,019,906

Total change in net assets resulting from capital transactions	$214,134,186	$268,430,062	$256,976,049	$69,895,262

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,375,189	14,621,859	5,888,054	13,209,520
Reinvested	3,248,533	2,631,015	3,225,176	2,477,075
Redeemed	(9,758,935)	(18,277,305)	(8,762,867)	(17,462,638)

Change in Class A Shares	(135,213)	(1,024,431)	350,363	(1,776,043)

Class C
Issued	103,492	259,079	117,530	229,689
Reinvested	34,497	26,834	36,501	25,880
Redeemed	(163,638)	(639,164)	(151,987)	(553,019)

Change in Class C Shares	(25,649)	(353,251)	2,044	(297,450)

Class I
Issued	2,396,791	6,584,332	2,487,264	6,245,405
Reinvested	1,539,575	1,401,753	1,636,436	1,376,584
Redeemed	(4,746,847)	(12,634,506)	(4,859,996)	(10,857,053)

Change in Class I Shares	(810,481)	(4,648,421)	(736,296)	(3,235,064)

Class R2
Issued	1,415,103	4,220,195	1,350,757	3,510,037
Reinvested	648,324	541,896	675,898	549,318
Redeemed	(3,552,898)	(5,431,413)	(3,257,266)	(5,105,135)

Change in Class R2 Shares	(1,489,471)	(669,322)	(1,230,611)	(1,045,780)

Class R3
Issued	639,902	1,153,572	415,343	747,537
Reinvested	68,297	32,434	56,272	30,215
Redeemed	(202,958)	(178,115)	(104,970)	(283,680)

Change in Class R3 Shares	505,241	1,007,891	366,645	494,072

Class R4
Issued	384,670	1,348,924	356,337	1,520,316
Reinvested	79,569	12,598	93,332	7,819
Redeemed	(69,225)	(54,050)	(126,380)	(64,086)

Change in Class R4 Shares	395,014	1,307,472	323,289	1,464,049

Class R5
Issued	6,871,779	20,015,253	6,579,219	18,305,020
Reinvested	4,970,298	4,601,646	5,163,662	4,851,572
Redeemed	(11,582,365)	(58,827,177)	(10,370,383)	(63,427,264)

Change in Class R5 Shares	259,712	(34,210,278)	1,372,498	(40,270,672)

Class R6
Issued	15,187,146	61,083,064	13,905,456	53,107,745
Reinvested	4,427,514	2,350,224	4,330,386	1,943,736
Redeemed	(6,662,492)	(12,000,981)	(5,627,135)	(7,292,652)

Change in Class R6 Shares	12,952,168	51,432,307	12,608,707	47,758,829

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100,923,362	$236,971,050	$106,931,256	$235,584,727
Distributions reinvested	37,840,686	33,470,376	29,973,071	27,074,275
Cost of shares redeemed	(133,730,763)	(254,185,219)	(117,882,175)	(225,640,343)

Change in net assets resulting from Class A capital transactions	$5,033,285	$16,256,207	$19,022,152	$37,018,659

Class C
Proceeds from shares issued	$1,746,848	$2,895,259	$1,617,430	$3,527,661
Distributions reinvested	391,400	332,756	368,023	333,147
Cost of shares redeemed	(2,522,432)	(6,968,194)	(1,933,937)	(6,878,953)

Change in net assets resulting from Class C capital transactions	$(384,184)	$(3,740,179)	$51,516	$(3,018,145)

Class I
Proceeds from shares issued	$44,381,485	$110,534,143	$57,159,295	$131,408,654
Distributions reinvested	18,638,900	19,693,204	16,964,998	17,824,628
Cost of shares redeemed	(81,778,063)	(193,311,462)	(87,826,389)	(170,190,941)

Change in net assets resulting from Class I capital transactions	$(18,757,678)	$(63,084,115)	$(13,702,096)	$(20,957,659)

Class R2
Proceeds from shares issued	$22,365,525	$64,833,026	$26,277,934	$63,600,237
Distributions reinvested	7,726,926	7,414,675	6,818,643	6,421,030
Cost of shares redeemed	(48,898,676)	(86,161,046)	(40,819,657)	(73,592,936)

Change in net assets resulting from Class R2 capital transactions	$(18,806,225)	$(13,913,345)	$(7,723,080)	$(3,571,669)

Class R3
Proceeds from shares issued	$7,581,029	$12,649,115	$6,566,371	$12,482,172
Distributions reinvested	754,808	343,019	755,483	422,869
Cost of shares redeemed	(1,737,317)	(776,361)	(1,725,088)	(2,556,990)

Change in net assets resulting from Class R3 capital transactions	$6,598,520	$12,215,773	$5,596,766	$10,348,051

Class R4
Proceeds from shares issued	$3,508,087	$11,390,448	$6,362,179	$24,207,069
Distributions reinvested	590,827	58,846	1,088,852	65,851
Cost of shares redeemed	(869,669)	(541,582)	(2,714,255)	(1,038,575)

Change in net assets resulting from Class R4 capital transactions	$3,229,245	$10,907,712	$4,736,776	$23,234,345

Class R5
Proceeds from shares issued	$127,195,940	$347,468,806	$128,971,233	$356,272,458
Distributions reinvested	60,810,293	65,138,775	50,168,470	57,736,879
Cost of shares redeemed	(153,696,265)	(919,235,172)	(152,186,736)	(803,994,932)

Change in net assets resulting from Class R5 capital transactions	$34,309,968	$(506,627,591)	$26,952,967	$(389,985,595)

Class R6
Proceeds from shares issued	$250,992,060	$946,464,807	$233,937,827	$785,409,941
Distributions reinvested	59,256,085	31,971,034	44,512,290	20,664,242
Cost of shares redeemed	(82,614,078)	(192,721,588)	(73,914,472)	(96,619,554)

Change in net assets resulting from Class R6 capital transactions	$227,634,067	$785,714,253	$204,535,645	$709,454,629

Total change in net assets resulting from capital transactions	$238,856,998	$237,728,715	$239,470,646	$362,522,616

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	4,874,187	11,111,413	5,174,020	11,070,922
Reinvested	2,006,205	1,561,370	1,588,725	1,265,277
Redeemed	(6,493,982)	(11,894,243)	(5,704,075)	(10,584,368)

Change in Class A Shares	386,410	778,540	1,058,670	1,751,831

Class C
Issued	86,096	136,908	79,840	167,314
Reinvested	21,028	15,624	19,782	15,685
Redeemed	(121,409)	(330,876)	(93,388)	(327,456)

Change in Class C Shares	(14,285)	(178,344)	6,234	(144,457)

Class I
Issued	2,128,887	5,171,178	2,737,246	6,155,442
Reinvested	983,252	915,699	894,278	830,316
Redeemed	(3,887,293)	(9,065,112)	(4,202,195)	(7,982,814)

Change in Class I Shares	(775,154)	(2,978,235)	(570,671)	(997,056)

Class R2
Issued	1,083,079	3,061,020	1,277,449	3,004,032
Reinvested	412,483	346,909	363,929	301,005
Redeemed	(2,354,724)	(4,063,834)	(1,964,674)	(3,487,643)

Change in Class R2 Shares	(859,162)	(655,905)	(323,296)	(182,606)

Class R3
Issued	365,143	591,999	317,885	590,453
Reinvested	40,206	16,044	40,208	19,814
Redeemed	(84,777)	(36,286)	(84,553)	(119,390)

Change in Class R3 Shares	320,572	571,757	273,540	490,877

Class R4
Issued	168,605	531,102	304,448	1,129,340
Reinvested	31,273	2,758	57,545	3,107
Redeemed	(41,381)	(25,102)	(130,443)	(48,463)

Change in Class R4 Shares	158,497	508,758	231,550	1,083,984

Class R5
Issued	6,109,276	16,245,068	6,188,374	16,681,536
Reinvested	3,202,330	3,026,837	2,639,100	2,685,254
Redeemed	(7,383,538)	(42,917,980)	(7,295,097)	(37,470,117)

Change in Class R5 Shares	1,928,068	(23,646,075)	1,532,377	(18,103,327)

Class R6
Issued	11,970,016	44,171,079	11,178,113	36,596,983
Reinvested	3,121,221	1,486,893	2,340,075	962,150
Redeemed	(3,964,919)	(8,954,917)	(3,543,839)	(4,506,777)

Change in Class R6 Shares	11,126,318	36,703,055	9,974,349	33,052,356

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,385,217	$150,252,787	$9,630,759	$12,728,757
Distributions reinvested	9,710,912	8,326,861	440,597	132,192
Cost of shares redeemed	(56,827,937)	(93,123,496)	(2,788,892)	(1,837,637)

Change in net assets resulting from Class A capital transactions	$20,268,192	$65,456,152	$7,282,464	$11,023,312

Class C
Proceeds from shares issued	$676,424	$1,821,957	$253,193	$357,659
Distributions reinvested	111,437	91,901	11,322	1,368
Cost of shares redeemed	(631,896)	(1,521,812)	(38,002)	(32,794)

Change in net assets resulting from Class C capital transactions	$155,965	$392,046	$226,513	$326,233

Class I
Proceeds from shares issued	$30,746,732	$71,184,245	$4,852,869	$6,926,874
Distributions reinvested	4,819,121	5,350,948	215,855	89,067
Cost of shares redeemed	(42,732,649)	(70,678,264)	(2,160,305)	(3,460,914)

Change in net assets resulting from Class I capital transactions	$(7,166,796)	$5,856,929	$2,908,419	$3,555,027

Class R2
Proceeds from shares issued	$18,590,778	$41,555,965	$1,246,613	$2,531,404
Distributions reinvested	2,678,363	2,383,433	67,220	14,538
Cost of shares redeemed	(22,200,440)	(31,830,642)	(586,342)	(464,203)

Change in net assets resulting from Class R2 capital transactions	$(931,299)	$12,108,756	$727,491	$2,081,739

Class R3
Proceeds from shares issued	$3,284,325	$5,034,542	$887,483	$1,168,849
Distributions reinvested	231,366	110,427	30,887	10,160
Cost of shares redeemed	(895,891)	(798,826)	(239,015)	(356,875)

Change in net assets resulting from Class R3 capital transactions	$2,619,800	$4,346,143	$679,355	$822,134

Class R4
Proceeds from shares issued	$1,586,519	$4,429,626	$676,502	$330,810
Distributions reinvested	185,034	26,000	21,127	3,023
Cost of shares redeemed	(381,127)	(68,559)	(40,535)	(6,600)

Change in net assets resulting from Class R4 capital transactions	$1,390,426	$4,387,067	$657,094	$327,233

Class R5
Proceeds from shares issued	$94,110,917	$217,444,408	$11,280,308	$16,849,303
Distributions reinvested	17,183,799	17,638,956	568,129	201,807
Cost of shares redeemed	(55,707,217)	(259,920,849)	(3,849,106)	(4,496,382)

Change in net assets resulting from Class R5 capital transactions	$55,587,499	$(24,837,485)	$7,999,331	$12,554,728

Class R6
Proceeds from shares issued	$153,073,621	$379,453,211	$28,777,710	$37,806,981
Distributions reinvested	18,159,112	8,472,596	1,240,578	242,709
Cost of shares redeemed	(37,214,068)	(77,089,571)	(7,129,272)	(4,688,745)

Change in net assets resulting from Class R6 capital transactions	$134,018,665	$310,836,236	$22,889,016	$33,360,945

Total change in net assets resulting from capital transactions	$205,942,452	$378,545,844	$43,369,683	$64,051,351

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,910,850	6,322,847	549,976	709,629
Reinvested	458,563	348,690	27,496	7,373
Redeemed	(2,446,431)	(3,916,563)	(158,514)	(102,126)

Change in Class A Shares	922,982	2,754,974	418,958	614,876

Class C
Issued	29,541	77,182	15,009	19,909
Reinvested	5,315	3,859	714	76
Redeemed	(27,141)	(64,657)	(2,267)	(1,801)

Change in Class C Shares	7,715	16,384	13,456	18,184

Class I
Issued	1,326,926	2,993,441	276,684	385,905
Reinvested	226,576	223,711	13,413	4,966
Redeemed	(1,831,115)	(2,987,295)	(122,236)	(191,980)

Change in Class I Shares	(277,613)	229,857	167,861	198,891

Class R2
Issued	802,863	1,759,400	71,711	140,821
Reinvested	127,097	99,881	4,213	810
Redeemed	(960,314)	(1,352,363)	(35,382)	(26,129)

Change in Class R2 Shares	(30,354)	506,918	40,542	115,502

Class R3
Issued	141,394	212,720	50,830	65,544
Reinvested	10,965	4,634	1,930	566
Redeemed	(38,505)	(33,230)	(13,370)	(19,731)

Change in Class R3 Shares	113,854	184,124	39,390	46,379

Class R4
Issued	68,685	184,350	38,944	18,576
Reinvested	8,726	1,093	1,318	169
Redeemed	(16,372)	(2,871)	(2,393)	(362)

Change in Class R4 Shares	61,039	182,572	37,869	18,383

Class R5
Issued	4,060,854	9,152,438	644,537	940,145
Reinvested	807,420	737,078	35,304	11,262
Redeemed	(2,392,176)	(10,894,518)	(222,573)	(250,979)

Change in Class R5 Shares	2,476,098	(1,005,002)	457,268	700,428

Class R6
Issued	6,558,851	15,913,577	1,641,895	2,102,490
Reinvested	852,845	354,426	76,961	13,549
Redeemed	(1,600,862)	(3,221,131)	(415,964)	(262,019)

Change in Class R6 Shares	5,810,834	13,046,872	1,302,892	1,854,020

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$18.19	$0.27		$(0.91)	$(0.64)	$(0.31)	$(0.50)	$(0.81)
Year Ended June 30, 2018	18.14	0.38		0.35	0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(h)	0.00 (i)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38	1.74	(0.43)	—	(0.43)

Class C
Six Months Ended December 31, 2018 (Unaudited)	18.12	0.22		(0.91)	(0.69)	(0.26)	(0.50)	(0.76)
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(h)	0.00 (i)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36	1.62	(0.32)	—	(0.32)

Class I
Six Months Ended December 31, 2018 (Unaudited)	18.22	0.28		(0.90)	(0.62)	(0.33)	(0.50)	(0.83)
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(h)	0.00 (i)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39	1.76	(0.44)	—	(0.44)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	18.15	0.23		(0.91)	(0.68)	(0.27)	(0.50)	(0.77)
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(h)	0.00 (i)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38	1.69	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$16.74	(3.56)%	$956,548,174	0.31%	2.99%		0.53%	8%
18.19	4.02	1,109,061,789	0.30	2.07		0.53	23
18.14	7.14	1,272,206,671	0.29	2.20	(h)	0.56	21
17.30	0.81	619,792,804	0.28	1.86		0.58	29
17.60	1.81	600,404,300	0.27	1.80	(h)	0.58	10
17.72	10.68	535,792,964	0.27	2.09		0.57	11

16.67	(3.88)	24,705,976	0.94	2.39		1.03	8
18.12	3.34	27,229,447	0.94	1.36		1.02	23
18.07	6.44	43,741,512	0.94	1.54	(h)	1.05	21
17.23	0.16	24,969,601	0.94	1.22		1.08	29
17.53	1.12	24,249,797	0.92	1.15	(h)	1.09	10
17.66	9.98	20,874,415	0.92	1.54		1.07	11

16.77	(3.50)	397,762,939	0.19	3.11		0.27	8
18.22	4.13	459,287,905	0.19	2.18		0.26	23
18.17	7.22	556,179,393	0.19	2.28	(h)	0.30	21
17.33	0.90	298,322,644	0.18	1.97		0.32	29
17.63	1.91	304,856,274	0.17	1.91	(h)	0.34	10
17.75	10.82	299,870,855	0.17	2.17		0.32	11

16.70	(3.79)	155,718,729	0.75	2.52		0.77	8
18.15	3.55	188,265,741	0.75	1.62		0.77	23
18.10	6.82	229,706,224	0.59	1.90	(h)	0.84	21
17.26	0.50	110,807,390	0.53	1.61		0.87	29
17.57	1.58	99,663,111	0.52	1.56	(h)	0.87	10
17.69	10.39	87,275,247	0.52	1.80		0.82	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$18.13	$0.27		$(0.92)	$(0.65)	$(0.30)	$(0.50)	$(0.80)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (j) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	18.19	0.29		(0.91)	(0.62)	(0.32)	(0.50)	(0.82)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (j) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	18.25	0.29		(0.91)	(0.62)	(0.33)	(0.50)	(0.83)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(h)	0.00 (i)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40	1.79	(0.47)	—	(0.47)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	18.25	0.31		(0.92)	(0.61)	(0.34)	(0.50)	(0.84)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (j) through June 30, 2015	17.75	0.49	(h)	(0.18)	0.31	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$16.68	(3.65)%	$16,286,530	0.50%	2.95%		0.52%		8%
18.13	3.80	13,281,928	0.50	2.06		0.53		23
18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

16.75	(3.47)	17,207,058	0.25	3.16		0.26		8
18.19	4.00	17,265,638	0.25	2.71		0.37		23
18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

16.80	(3.45)	1,061,638,298	0.10	3.17		0.12		8
18.25	4.21	1,273,234,250	0.10	2.25		0.11		23
18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(h)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11

16.80	(3.40)	851,217,677	0.00	3.38		0.02		8
18.25	4.32	853,005,660	0.00	2.44		0.01		23
18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(k)	29
17.66	1.76	208,521,972	0.00	4.22	(h)	0.00	(k)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$19.34	$0.28		$(1.12)	$(0.84)	$(0.34)	$(0.59)	$(0.93)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(h)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13	2.46	(0.47)	(0.07)	(0.54)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.26	0.23		(1.13)	(0.90)	(0.28)	(0.59)	(0.87)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(h)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13	2.34	(0.36)	(0.07)	(0.43)

Class I
Six Months Ended December 31, 2018 (Unaudited)	19.41	0.30		(1.14)	(0.84)	(0.35)	(0.59)	(0.94)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(h)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14	2.49	(0.49)	(0.07)	(0.56)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	19.29	0.24		(1.13)	(0.89)	(0.30)	(0.59)	(0.89)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(h)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12	2.41	(0.43)	(0.07)	(0.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.57	(4.43)%	$1,365,909,202	0.36%	2.95%		0.52%	8%
19.34	5.24	1,575,072,478	0.34	1.97		0.52	23
19.14	9.55	1,698,638,664	0.31	2.03	(h)	0.54	20
17.95	0.22	1,574,360,821	0.30	1.82		0.57	19
18.50	3.23	1,413,064,773	0.28	1.80	(h)	0.56	8
18.62	14.87	1,106,943,955	0.28	1.86		0.55	9

17.49	(4.73)	31,472,536	0.96	2.34		1.03	8
19.26	4.60	35,803,238	0.96	1.31		1.02	23
19.06	8.86	47,919,707	0.96	1.37	(h)	1.06	20
17.87	(0.43)	55,337,034	0.95	1.17		1.08	19
18.42	2.50	56,200,731	0.93	1.15	(h)	1.08	8
18.56	14.17	41,225,755	0.93	1.20		1.05	9

17.63	(4.39)	696,000,868	0.21	3.10		0.26	8
19.41	5.41	794,081,821	0.21	2.11		0.26	23
19.20	9.68	894,064,434	0.21	2.15	(h)	0.29	20
18.00	0.31	943,672,820	0.20	1.92		0.31	19
18.55	3.26	964,095,152	0.18	1.91	(h)	0.30	8
18.68	14.99	837,787,313	0.18	1.95		0.30	9

17.51	(4.69)	268,016,004	0.75	2.50		0.77	8
19.29	4.82	336,321,252	0.75	1.57		0.76	23
19.09	9.24	379,082,287	0.60	1.75	(h)	0.81	20
17.90	(0.02)	383,079,281	0.55	1.57		0.83	19
18.45	2.94	303,004,617	0.53	1.55	(h)	0.83	8
18.58	14.58	229,054,335	0.53	1.63		0.80	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$19.29	$0.29		$(1.15)	$(0.86)	$(0.33)	$(0.59)	$(0.92)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	19.37	0.32		(1.16)	(0.84)	(0.35)	(0.59)	(0.94)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	19.43	0.31		(1.14)	(0.83)	(0.36)	(0.59)	(0.95)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(h)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13	2.51	(0.51)	(0.07)	(0.58)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	19.44	0.33		(1.16)	(0.83)	(0.37)	(0.59)	(0.96)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)	0.23	0.50	(0.45)	(0.22)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.51	(4.54)%	$22,141,027	0.50%	3.02%		0.52%		8%
19.29	5.10	18,587,787	0.50	1.90		0.52		23
19.10	7.31	4,816,368	0.50	1.82	(h)	0.54		20

17.59	(4.41)	38,433,814	0.25	3.27		0.26		8
19.37	5.31	33,798,436	0.25	2.26		0.29		23
19.19	7.54	26,608	0.25	2.35	(h)	0.35		20

17.65	(4.33)	2,106,328,746	0.10	3.19		0.11		8
19.43	5.52	2,456,985,179	0.10	2.19		0.11		23
19.22	9.80	3,406,306,984	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(h)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9

17.65	(4.33)	1,520,566,972	0.00	3.41		0.01		8
19.44	5.63	1,508,100,397	0.00	2.39		0.01		23
19.23	9.90	644,741,611	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$19.18	$0.28		$(1.37)	$(1.09)	$(0.34)	$(0.49)	$(0.83)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(h)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39	2.68	(0.45)	(0.26)	(0.71)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.11	0.23		(1.37)	(1.14)	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(h)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37	2.55	(0.34)	(0.26)	(0.60)

Class I
Six Months Ended December 31, 2018 (Unaudited)	19.22	0.30		(1.37)	(1.07)	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(h)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39	2.70	(0.46)	(0.26)	(0.72)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	19.11	0.24		(1.35)	(1.11)	(0.31)	(0.49)	(0.80)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(h)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37	2.62	(0.41)	(0.26)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.26	(5.71)%	$1,604,367,562	0.38%	2.95%		0.52%	7%
19.18	6.33	1,802,572,445	0.36	1.78		0.52	26
18.75	11.42	1,839,098,058	0.32	1.88	(h)	0.54	16
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56	17
17.97	3.74	1,322,590,934	0.29	1.66	(h)	0.56	8
18.00	16.96	949,827,525	0.29	1.69		0.56	7

17.19	(6.02)	34,334,759	0.97	2.36		1.02	7
19.11	5.65	39,725,390	0.97	1.13		1.03	26
18.69	10.79	50,947,959	0.97	1.22	(h)	1.05	16
17.24	(1.30)	53,254,672	0.96	0.99		1.09	17
17.91	3.07	53,305,463	0.94	1.01	(h)	1.08	8
17.95	16.18	36,336,181	0.94	1.05		1.06	7

17.30	(5.63)	773,523,845	0.22	3.09		0.26	7
19.22	6.47	870,553,845	0.22	1.93		0.26	26
18.79	11.56	928,710,192	0.22	1.97	(h)	0.29	16
17.34	(0.55)	855,591,284	0.21	1.75		0.31	17
18.01	3.82	762,445,476	0.19	1.77	(h)	0.31	8
18.04	17.10	592,406,545	0.19	1.78		0.31	7

17.20	(5.86)	298,262,089	0.75	2.50		0.77	7
19.11	5.89	360,269,761	0.75	1.39		0.76	26
18.69	11.13	384,485,846	0.61	1.60	(h)	0.81	16
17.25	(0.88)	345,519,188	0.56	1.41		0.84	17
17.92	3.50	265,307,239	0.54	1.39	(h)	0.83	8
17.95	16.61	194,791,393	0.54	1.45		0.81	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$19.12	$0.29		$(1.38)	$(1.09)	$(0.34)	$(0.49)	$(0.83)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	19.18	0.32		(1.39)	(1.07)	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	19.24	0.31		(1.37)	(1.06)	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(h)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39	2.73	(0.49)	(0.26)	(0.75)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	19.24	0.33		(1.38)	(1.05)	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)	0.32	0.56	(0.45)	(0.21)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.20	(5.78)%	$34,312,623	0.50%	3.04%		0.52%		7%
19.12	6.15	26,624,257	0.50	1.83		0.52		26
18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

17.26	(5.64)	28,594,108	0.25	3.39		0.26		7
19.18	6.39	23,227,536	0.25	2.33		0.27		26
18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

17.32	(5.56)	2,374,970,701	0.10	3.20		0.11		7
19.24	6.59	2,693,856,623	0.10	2.02		0.11		26
18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(h)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7

17.32	(5.51)	1,920,026,496	0.00	3.45		0.01		7
19.24	6.64	1,875,059,586	0.00	2.20		0.01		26
18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$21.03	$0.30		$(1.71)	$(1.41)	$(0.38)	$(0.63)	$(1.01)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(h)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)

Class C
Six Months Ended December 31, 2018 (Unaudited)	20.84	0.24		(1.70)	(1.46)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(h)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)

Class I
Six Months Ended December 31, 2018 (Unaudited)	21.08	0.32		(1.71)	(1.39)	(0.40)	(0.63)	(1.03)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(h)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	20.96	0.26		(1.71)	(1.45)	(0.34)	(0.63)	(0.97)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(h)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$18.61	(6.77)%	$1,759,216,128	0.38%	2.91%		0.52%	4%
21.03	7.74	1,996,352,162	0.36	1.61		0.52	30
20.33	13.21	1,989,716,070	0.32	1.77	(h)	0.55	26
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58	22
19.37	4.05	1,479,265,341	0.29	1.54	(h)	0.57	10
19.38	18.75	1,111,610,185	0.29	1.54		0.56	10

18.43	(7.06)	32,835,945	0.97	2.29		1.02	4
20.84	7.10	37,658,447	0.97	0.95		1.03	30
20.15	12.48	46,297,575	0.97	1.12	(h)	1.07	26
18.29	(2.36)	47,960,623	0.96	0.87		1.11	22
19.22	3.39	53,202,326	0.94	0.88	(h)	1.10	10
19.25	17.96	39,005,729	0.94	0.87		1.06	10

18.66	(6.68)	826,807,933	0.22	3.05		0.26	4
21.08	7.87	941,297,953	0.22	1.76		0.26	30
20.38	13.34	999,965,327	0.22	1.88	(h)	0.30	26
18.49	(1.62)	997,683,619	0.21	1.63		0.32	22
19.41	4.14	950,009,815	0.19	1.66	(h)	0.32	10
19.42	18.81	781,446,585	0.19	1.64		0.31	10

18.54	(6.97)	403,378,957	0.75	2.50		0.77	4
20.96	7.35	481,235,818	0.75	1.22		0.76	30
20.26	12.87	492,665,627	0.61	1.48	(h)	0.82	26
18.39	(1.95)	444,975,463	0.56	1.28		0.84	22
19.31	3.77	351,034,923	0.54	1.29	(h)	0.84	10
19.33	18.48	259,005,839	0.54	1.32		0.81	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$20.98	$0.32		$(1.74)	$(1.42)	$(0.37)	$(0.63)	$(1.00)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	21.05	0.35		(1.76)	(1.41)	(0.39)	(0.63)	(1.02)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	21.14	0.34		(1.74)	(1.40)	(0.41)	(0.63)	(1.04)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(h)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.13	0.36		(1.74)	(1.38)	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)	0.41	0.65	(0.48)	(0.27)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$18.56	(6.83)%	$31,396,008	0.50%	3.03%		0.52%		4%
20.98	7.57	26,713,668	0.50	1.54		0.52		30
20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

18.62	(6.74)	47,666,457	0.25	3.31		0.26		4
21.05	7.90	41,512,978	0.25	1.81		0.29		30
20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

18.70	(6.70)	2,545,387,415	0.10	3.18		0.11		4
21.14	8.03	2,869,582,896	0.10	1.86		0.11		30
20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(h)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10

18.70	(6.60)	2,025,989,483	0.00	3.42		0.01		4
21.13	8.14	1,970,018,168	0.00	2.02		0.01		30
20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$20.43	$0.29		$(1.87)	$(1.58)	$(0.37)	$(0.53)	$(0.90)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(h)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)

Class C
Six Months Ended December 31, 2018 (Unaudited)	20.26	0.23		(1.84)	(1.61)	(0.32)	(0.53)	(0.85)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(h)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)

Class I
Six Months Ended December 31, 2018 (Unaudited)	20.53	0.30		(1.86)	(1.56)	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33		2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(h)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	20.37	0.24		(1.84)	(1.60)	(0.34)	(0.53)	(0.87)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(h)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.95	(7.78)%	$1,295,662,625	0.39%	2.85%		0.52%	4%
20.43	8.18	1,477,096,112	0.37	1.46		0.52	28
19.62	14.58	1,438,787,340	0.32	1.67	(h)	0.56	22
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59	17
18.59	4.22	1,011,295,528	0.29	1.45	(h)	0.58	10
18.56	20.12	725,647,849	0.29	1.39		0.57	8

17.80	(8.02)	20,277,822	0.97	2.29		1.03	4
20.26	7.48	23,602,339	0.97	0.82		1.04	28
19.47	13.89	29,550,511	0.97	1.02	(h)	1.08	22
17.45	(3.08)	30,327,423	0.96	0.73		1.08	17
18.47	3.59	35,271,638	0.94	0.80	(h)	1.07	10
18.46	19.30	22,282,103	0.94	0.74		1.07	8

18.05	(7.66)	582,319,448	0.22	2.97		0.26	4
20.53	8.35	679,085,746	0.22	1.63		0.26	28
19.71	14.68	743,740,243	0.22	1.75	(h)	0.30	22
17.67	(2.30)	655,304,993	0.21	1.52		0.33	17
18.67	4.36	580,866,905	0.19	1.57	(h)	0.33	10
18.63	20.21	436,679,753	0.19	1.50		0.32	8

17.90	(7.93)	282,085,260	0.75	2.39		0.77	4
20.37	7.74	351,337,033	0.75	1.08		0.76	28
19.57	14.29	350,592,518	0.62	1.38	(h)	0.83	22
17.54	(2.64)	292,087,846	0.56	1.18		0.86	17
18.54	3.93	225,354,729	0.54	1.19	(h)	0.85	10
18.52	19.84	159,581,426	0.54	1.17		0.82	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$20.36	$0.31		$(1.88)	$(1.57)	$(0.37)	$(0.53)	$(0.90)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	20.50	0.34		(1.91)	(1.57)	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	20.54	0.32		(1.87)	(1.55)	(0.40)	(0.53)	(0.93)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(h)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	20.55	0.35		(1.90)	(1.55)	(0.41)	(0.53)	(0.94)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)	0.46	0.66	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.89	(7.80)%	$31,639,441	0.50%	3.05%		0.52%		4%
20.36	8.05	25,728,124	0.50	1.54		0.52		28
19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

18.01	(7.73)	30,709,473	0.25	3.33		0.26		4
20.50	8.33	26,844,718	0.25	1.79		0.29		28
19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

18.06	(7.60)	1,883,352,040	0.10	3.13		0.11		4
20.54	8.41	2,137,154,842	0.10	1.72		0.11		28
19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(h)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8

18.06	(7.60)	1,747,600,116	0.00	3.38		0.01		4
20.55	8.58	1,721,935,773	0.00	1.86		0.01		28
19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$22.17	$0.31		$(2.19)	$(1.88)	$(0.41)	$(0.67)	$(1.08)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(h)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)

Class C
Six Months Ended December 31, 2018 (Unaudited)	21.87	0.24		(2.16)	(1.92)	(0.34)	(0.67)	(1.01)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(h)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)

Class I
Six Months Ended December 31, 2018 (Unaudited)	22.23	0.32		(2.18)	(1.86)	(0.43)	(0.67)	(1.10)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(h)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	22.06	0.26		(2.17)	(1.91)	(0.37)	(0.67)	(1.04)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(h)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$19.21	(8.59)%	$1,247,626,287	0.39%	2.81%		0.52%	5%
22.17	8.91	1,431,800,489	0.37	1.35		0.52	29
21.18	15.94	1,405,514,153	0.32	1.56	(h)	0.58	24
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62	16
19.96	4.36	1,032,320,891	0.29	1.36	(h)	0.61	10
19.93	20.71	793,106,767	0.29	1.34		0.59	9

18.94	(8.83)	20,601,529	0.97	2.24		1.04	5
21.87	8.25	23,744,477	0.97	0.69		1.04	29
20.91	15.18	28,920,492	0.97	0.94	(h)	1.11	24
18.54	(3.64)	29,275,269	0.96	0.65		1.16	16
19.76	3.71	34,874,908	0.94	0.71	(h)	1.15	10
19.76	19.97	27,191,674	0.94	0.67		1.09	9

19.27	(8.48)	593,976,005	0.22	2.92		0.27	5
22.23	9.05	701,619,190	0.22	1.51		0.26	29
21.24	16.05	738,939,812	0.22	1.67	(h)	0.32	24
18.82	(2.87)	698,514,780	0.21	1.41		0.36	16
20.01	4.44	685,404,675	0.19	1.49	(h)	0.35	10
19.98	20.83	552,836,747	0.19	1.45		0.34	9

19.11	(8.75)	281,781,794	0.75	2.36		0.77	5
22.06	8.50	352,347,719	0.75	0.97		0.77	29
21.08	15.62	358,746,400	0.62	1.28	(h)	0.85	24
18.68	(3.22)	303,226,134	0.56	1.05		0.90	16
19.88	4.09	233,012,841	0.54	1.11	(h)	0.88	10
19.86	20.40	172,440,254	0.54	1.12		0.84	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$22.12	$0.33		$(2.22)	$(1.89)	$(0.40)	$(0.67)	$(1.07)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	22.19	0.35		(2.22)	(1.87)	(0.42)	(0.67)	(1.09)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	22.29	0.34		(2.20)	(1.86)	(0.44)	(0.67)	(1.11)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(h)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	22.29	0.37		(2.22)	(1.85)	(0.45)	(0.67)	(1.12)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)	0.54	0.75	(0.49)	(0.31)	(0.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.16	(8.64)%	$24,917,571	0.50%	3.05%		0.52%		5%
22.12	8.77	20,649,630	0.50	1.26		0.52		29
21.14	12.58	9,292,450	0.50	0.79	(h)	0.54		24

19.23	(8.51)	34,416,549	0.25	3.19		0.26		5
22.19	9.04	32,537,841	0.25	1.34		0.28		29
21.22	12.80	44,844	0.25	1.93	(h)	0.35		24

19.32	(8.45)	1,910,744,193	0.10	3.09		0.11		5
22.29	9.20	2,173,497,464	0.10	1.62		0.11		29
21.29	16.22	2,933,132,572	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(h)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9

19.32	(8.40)	1,664,663,927	0.00	3.36		0.01		5
22.29	9.31	1,639,250,100	0.00	1.71		0.01		29
21.29	16.33	549,100,749	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$21.09	$0.30		$(2.16)	$(1.86)	$(0.39)	$(0.51)	$(0.90)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)

Class C
Six Months Ended December 31, 2018 (Unaudited)	20.92	0.23		(2.13)	(1.90)	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(h)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)

Class I
Six Months Ended December 31, 2018 (Unaudited)	21.17	0.31		(2.16)	(1.85)	(0.41)	(0.51)	(0.92)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(h)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	21.02	0.25		(2.14)	(1.89)	(0.36)	(0.51)	(0.87)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(h)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.33	(8.85)%	$830,657,194	0.39%	2.85%		0.52%	3%
21.09	9.03	947,727,109	0.37	1.29		0.53	26
20.08	16.06	886,620,562	0.32	1.55	(h)	0.60	20
17.78	(2.99)	727,577,511	0.31	1.32		0.66	13
18.90	4.40	566,570,260	0.29	1.38	(h)	0.64	9
18.83	20.68	393,004,238	0.29	1.34		0.62	8

18.17	(9.13)	12,065,522	0.97	2.22		1.04	3
20.92	8.38	14,190,431	0.97	0.65		1.06	26
19.93	15.27	17,074,697	0.97	0.90	(h)	1.12	20
17.66	(3.60)	17,320,818	0.96	0.66		1.21	13
18.80	3.71	18,384,099	0.94	0.69	(h)	1.18	9
18.76	19.91	12,377,129	0.94	0.70		1.12	8

18.40	(8.78)	385,574,034	0.22	2.90		0.27	3
21.17	9.20	460,023,964	0.22	1.47		0.27	26
20.15	16.17	497,880,998	0.22	1.62	(h)	0.34	20
17.84	(2.89)	408,473,526	0.21	1.40		0.39	13
18.96	4.48	336,202,683	0.19	1.51	(h)	0.40	9
18.89	20.79	233,540,430	0.19	1.45		0.37	8

18.26	(9.05)	186,338,154	0.75	2.37		0.77	3
21.02	8.65	232,507,653	0.75	0.92		0.77	26
20.01	15.73	234,513,086	0.62	1.26	(h)	0.88	20
17.72	(3.25)	182,691,218	0.56	1.06		0.94	13
18.85	4.12	135,857,065	0.54	1.11	(h)	0.93	9
18.79	20.41	93,369,236	0.54	1.12		0.87	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$21.03	$0.32		$(2.18)	$(1.86)	$(0.39)	$(0.51)	$(0.90)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	21.13	0.35		(2.20)	(1.85)	(0.41)	(0.51)	(0.92)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	21.19	0.33		(2.16)	(1.83)	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(h)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.18	0.36		(2.18)	(1.82)	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)	0.51	0.70	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$18.27	(8.91)%	$19,074,033	0.50%	3.09%		0.53%		3%
21.03	8.90	15,214,881	0.50	1.30		0.53		26
20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

18.36	(8.80)	12,282,190	0.25	3.32		0.27		3
21.13	9.20	10,785,466	0.25	1.56		0.30		26
20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

18.42	(8.72)	1,268,377,498	0.10	3.13		0.12		3
21.19	9.32	1,418,443,837	0.10	1.58		0.11		26
20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(h)	0.20		9
18.90	21.02	800,474,522	0.04	1.64		0.22		8

18.41	(8.67)	1,280,869,803	0.00	3.42		0.02		3
21.18	9.44	1,238,000,014	0.00	1.65		0.02		26
20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(h)	0.01		9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$21.06	$0.30		$(2.16)	$(1.86)	$(0.39)	$(0.45)	$(0.84)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)

Class C
Six Months Ended December 31, 2018 (Unaudited)	20.87	0.24		(2.14)	(1.90)	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(h)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)

Class I
Six Months Ended December 31, 2018 (Unaudited)	21.14	0.31		(2.16)	(1.85)	(0.41)	(0.45)	(0.86)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(h)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	20.98	0.25		(2.13)	(1.88)	(0.36)	(0.45)	(0.81)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(h)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.36	(8.87)%	$712,676,717	0.39%	2.87%		0.52%	4%
21.06	9.04	795,190,985	0.37	1.30		0.53	25
20.04	16.01	721,383,503	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(h)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8

18.18	(9.16)	12,845,406	0.97	2.27		1.05	4
20.87	8.41	14,611,958	0.97	0.68		1.07	25
19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(h)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8

18.43	(8.80)	372,338,166	0.22	2.91		0.27	4
21.14	9.27	439,080,148	0.22	1.48		0.27	25
20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(h)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8

18.29	(9.02)	178,266,406	0.75	2.44		0.77	4
20.98	8.66	211,291,468	0.75	0.92		0.77	25
19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(h)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$21.00	$0.31		$(2.16)	$(1.85)	$(0.39)	$(0.45)	$(0.84)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	21.11	0.33		(2.18)	(1.85)	(0.41)	(0.45)	(0.86)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	21.17	0.33		(2.17)	(1.84)	(0.42)	(0.45)	(0.87)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(h)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.18	0.36		(2.19)	(1.83)	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)	0.52	0.71	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.31	(8.88)%	$19,508,040	0.50%	3.00%		0.53%	4%
21.00	8.91	16,637,159	0.50	1.21		0.52	25
19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

18.40	(8.82)	24,251,887	0.25	3.19		0.27	4
21.11	9.19	22,929,527	0.25	1.14		0.28	25
20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

18.46	(8.73)	1,135,806,122	0.10	3.13		0.12	4
21.17	9.39	1,270,105,387	0.10	1.61		0.12	25
20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(h)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8

18.47	(8.68)	1,050,460,035	0.00	3.45		0.02	4
21.18	9.49	993,416,263	0.00	1.60		0.02	25
20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(h)	0.01	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$23.52	$0.34		$(2.40)	$(2.06)	$(0.44)	$(0.34)	$(0.78)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25		3.39	3.64	(0.50)	(0.01)	(0.51)

Class C
Six Months Ended December 31, 2018 (Unaudited)	23.40	0.27		(2.38)	(2.11)	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12		3.40	3.52	(0.40)	(0.01)	(0.41)

Class I
Six Months Ended December 31, 2018 (Unaudited)	23.56	0.33		(2.37)	(2.04)	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26		3.41	3.67	(0.52)	(0.01)	(0.53)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	23.47	0.29		(2.39)	(2.10)	(0.39)	(0.34)	(0.73)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21		3.38	3.59	(0.47)	(0.01)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.68	(8.83)%	$290,213,717	0.39%	2.92%		0.54%	3%
23.52	9.01	308,277,730	0.37	1.30		0.55	21
22.30	15.96	230,868,508	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(h)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49

20.58	(9.05)	3,856,733	0.97	2.28		1.09	3
23.40	8.36	4,205,680	0.97	0.70		1.17	21
22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(h)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49

20.72	(8.74)	129,521,910	0.22	2.85		0.28	3
23.56	9.20	153,796,582	0.22	1.49		0.28	21
22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(h)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49

20.64	(8.98)	87,361,335	0.75	2.46		0.78	3
23.47	8.57	100,046,192	0.75	0.92		0.79	21
22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(h)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund (continued)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	$23.46	$0.36		$(2.42)	$(2.06)	$(0.43)	$(0.34)	$(0.77)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	23.53	0.39		(2.43)	(2.04)	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	23.58	0.38		(2.41)	(2.03)	(0.47)	(0.34)	(0.81)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30		3.40	3.70	(0.55)	(0.01)	(0.56)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	23.58	0.42		(2.44)	(2.02)	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)	0.52	0.77	(0.47)	(0.16)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.63	(8.85)%	$7,355,332	0.50%	3.13%		0.55%	3%
23.46	8.86	5,694,053	0.50	1.24		0.57	21
22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

20.70	(8.72)	5,062,599	0.25	3.34		0.28	3
23.53	9.12	4,320,091	0.25	1.21		0.33	21
22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

20.74	(8.68)	461,624,110	0.10	3.24		0.13	3
23.58	9.32	466,450,172	0.10	1.62		0.13	21
22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(h)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49

20.74	(8.63)	506,755,285	0.00	3.55		0.03	3
23.58	9.37	439,086,575	0.00	1.62		0.04	21
22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(h)	0.04	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2060 Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$17.74	$0.29		$(1.84)	$(1.55)	$(0.33)	$(0.07)	$(0.40)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2018 (Unaudited)	17.70	0.22		(1.82)	(1.60)	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Six Months Ended December 31, 2018 (Unaudited)	17.76	0.29		(1.83)	(1.54)	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	17.73	0.24		(1.83)	(1.59)	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	17.74	0.30		(1.86)	(1.56)	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	17.76	0.39		(1.93)	(1.54)	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	17.76	0.31		(1.84)	(1.53)	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.78	0.34		(1.86)	(1.52)	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$15.79	(8.76)%	$18,325,646	0.39%	3.33%		0.72%	1%
17.74	9.14	13,161,164	0.38	1.31		1.27	39
16.57	12.09	2,106,258	0.32	0.70	(i)	1.09	116

15.74	(9.06)	528,676	0.97	2.45		1.26	1
17.70	8.45	356,274	0.97	0.58		1.90	39
16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

15.81	(8.68)	8,593,015	0.22	3.33		0.43	1
17.76	9.24	6,672,939	0.22	1.42		0.94	39
16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

15.77	(8.98)	2,704,866	0.75	2.75		0.95	1
17.73	8.69	2,321,033	0.75	0.78		1.50	39
16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

15.79	(8.81)	1,522,369	0.50	3.38		0.77	1
17.74	8.93	1,011,833	0.50	1.16		1.40	39
16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

15.81	(8.68)	910,782	0.25	4.46		0.46	1
17.76	9.20	350,814	0.25	1.54		1.15	39
16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

15.81	(8.63)	22,179,331	0.10	3.52		0.28	1
17.76	9.37	16,799,266	0.10	1.51		0.79	39
16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

15.83	(8.58)	51,484,165	0.00	3.80		0.18	1
17.78	9.52	34,676,029	0.00	1.56		0.67	39
16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,470,183,763	$16,758,954	$—	$3,486,942,717

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,978,268	$1,261,719	$—	$3,239,987

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,062,629)	$(273,675)	$—	$(1,336,304)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,056,920,539	$16,169,518	$—	$6,073,090,057

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,632,088	$2,186,410	$—	$6,818,498

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,287,247)	$(479,051)	$—	$(2,766,298)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,069,384,536	$32,461,919	$—	$7,101,846,455

Appreciation in Other Financial Instruments
Futures Contracts (a)	$6,491,812	$2,493,381	$—	$8,985,193

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(6,252,695)	$(561,206)	$—	$(6,813,901)

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,664,864,207	$41,173,578	$—	$7,706,037,785

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,381,778	$2,785,318	$—	$7,167,096

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(8,118,112)	$(613,178)	$—	$(8,731,290)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,832,916,778	$59,140,376	$—	$5,892,057,154

Appreciation in Other Financial Instruments
Futures Contracts (a)	$6,759,404	$4,320,186	$—	$11,079,590

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(13,652,279)	$(942,597)	$—	$(14,594,876)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,735,411,484	$59,050,462	$—	$5,794,461,946

Appreciation in Other Financial Instruments
Futures Contracts (a)	$6,420,763	$4,275,082	$—	$10,695,845

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(12,858,992)	$(931,722)	$—	$(13,790,714)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,961,553,999	$39,630,056	$—	$4,001,184,055

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,558,701	$2,938,178	$—	$7,496,879

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(8,595,051)	$(643,348)	$—	$(9,238,399)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,477,046,070	$34,968,519	$—	$3,512,014,589

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,679,346	$2,564,802	$—	$6,244,148

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(7,428,691)	$(561,212)	$—	$(7,989,903)

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,479,165,386	$13,297,268	$—	$1,492,462,654

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,527,738	$1,044,968	$—	$2,572,706

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(3,638,502)	$(236,384)	$—	$(3,874,886)

JPMorgan SmartRetirement 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$105,951,023	$765,267	$—	$106,716,290

Appreciation in Other Financial Instruments
Futures Contracts (a)	$99,647	$65,154	$—	$164,801

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(258,505)	$(15,507)	$—	$(274,012)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — The Funds used treasury, foreign exchange and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$67,114,547	$14,141,950
Interest Rate	154,378,565	74,860,080

Short Futures Contracts:
Equity	51,073,413	84,376,539
Interest Rate	88,781,375	35,976,183

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	132,663,270	32,163,550
Interest Rate	275,569,726	177,504,492

Short Futures Contracts:
Equity	79,896,976	133,785,864
Interest Rate	152,250,895	62,208,816

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	273,778,561	130,030,850
Interest Rate	360,630,699	235,864,316

Short Futures Contracts:
Equity	90,364,494	165,571,798
Interest Rate	185,154,767	72,701,870

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	284,799,182	130,156,000
Interest Rate	320,329,823	144,886,267

Short Futures Contracts:
Equity	98,418,120	181,458,430
Interest Rate	195,021,915	79,447,404

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	415,900,341	220,138,850
Interest Rate	502,273,431	223,484,332

Short Futures Contracts:
Equity	157,479,891	280,417,849
Interest Rate	284,146,204	122,356,497

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	403,553,056	226,146,050
Interest Rate	504,499,051	220,906,032

Short Futures Contracts:
Equity	150,172,895	262,286,926
Interest Rate	283,757,301	121,232,241

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$268,554,655	$158,439,900
Interest Rate	343,337,949	152,621,167

Short Futures Contracts:
Equity	103,982,360	187,804,994
Interest Rate	189,305,349	83,757,051

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	248,510,549	145,424,300
Interest Rate	295,085,332	129,504,293

Short Futures Contracts:
Equity	84,898,363	151,847,126
Interest Rate	166,422,805	73,263,997

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	102,239,570	58,945,650
Interest Rate	121,157,661	57,590,209

Short Futures Contracts:
Equity	32,126,390	57,241,638
Interest Rate	64,582,128	30,167,529

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	6,516,420	5,546,370
Interest Rate	6,780,381	4,079,118

Short Futures Contracts:
Equity	1,700,836	3,254,543
Interest Rate	3,644,384	1,873,760

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,263,196
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,976,791

Total		$3,239,987

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(237,747)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,098,557)

Total		$(1,336,304)

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,610,920
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,207,578

Total		$6,818,498

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(411,105)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,355,193)

Total		$(2,766,298)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,109,745
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,875,448

Total		$8,985,193

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(480,448)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(6,333,453)

Total		$(6,813,901)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,892,900
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,274,196

Total		$7,167,096

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(525,026)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(8,206,264)

Total		$(8,731,290)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,461,150
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,618,440

Total		$11,079,590

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(808,588)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(13,786,288)

Total		$(14,594,876)

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,409,911
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,285,934

Total		$10,695,845

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(801,159)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(12,989,555)

Total		$(13,790,714)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,046,616
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,450,263

Total		$7,496,879

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(553,506)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(8,684,893)

Total		$(9,238,399)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,569,579
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,674,569

Total		$6,244,148

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(484,162)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7,505,741)

Total		$(7,989,903)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,159,514
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,413,192

Total		$2,572,706

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(199,361)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,675,525)

Total		$(3,874,886)

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$82,232
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	82,569

Total		$164,801

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(12,383)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(261,629)

Total		$(274,012)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2018, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,184,452)
Equity contracts	(4,380,274)

Total	$(5,564,726)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$340,585
Equity contracts	5,591,326

Total	$5,931,911

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,354,712)
Equity contracts	(8,928,568)

Total	$(12,283,280)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,728,267
Equity contracts	9,511,138

Total	$11,239,405

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,211,744)
Equity contracts	(15,209,514)

Total	$(19,421,258)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,928,685
Equity contracts	10,025,489

Total	$12,954,174

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,098,741)
Equity contracts	(16,907,744)

Total	$(21,006,485)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$683,541
Equity contracts	9,744,811

Total	$10,428,352

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,857,669)
Equity contracts	(23,489,128)

Total	$(29,346,797)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$963,195
Equity contracts	12,117,339

Total	$13,080,534

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,952,298)
Equity contracts	(23,706,643)

Total	$(29,658,941)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,001,268
Equity contracts	12,226,736

Total	$13,228,004

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,924,378)
Equity contracts	(16,378,770)

Total	$(20,303,148)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$621,453
Equity contracts	8,371,836

Total	$8,993,289

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,602,886)
Equity contracts	(15,294,642)

Total	$(18,897,528)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$529,881
Equity contracts	7,575,552

Total	$8,105,433

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,564,448)
Equity contracts	(6,273,163)

Total	$(7,837,611)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$339,950
Equity contracts	2,106,568

Total	$2,446,518

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(107,972)
Equity contracts	(444,967)

Total	$(552,939)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$40,978
Equity contracts	42,197

Total	$83,175

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

The Funds’ derivatives contracts held at December 31, 2018 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or their affiliates. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

JPMorgan SmartRetirement Income Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$64,139,182	$—	$61,729,913	$(2,853,527)	$444,258	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	928,154,375	14,582,236	82,439,674	(3,996,925)	3,792,229	860,092,241	76,249,312	13,743,905	838,331
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	516,427,482	8,393,112	45,283,600	(2,245,987)	(162,416)	477,128,591	59,492,343	8,393,112	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	59,174,218	1,555,304	5,332,759	(81,113)	(7,577,239)	47,738,411	4,104,764	1,555,304	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	67,191,591	619,762	51,560,997	(619,072)	836,522	16,467,806	2,184,059	619,762	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	79,122,131	693,513	5,332,761	(32,263)	(7,879,482)	66,571,138	2,670,322	693,513	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	70,006,350	2,109,333	7,466,843	(1,700,383)	(831,597)	62,116,860	8,205,662	2,109,333	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	119,766,071	41,257,866	23,078,357	(1,859,203)	(4,191,219)	131,895,158	14,736,889	3,605,036	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	103,476,146	13,880,119	15,559,081	5,171,993	(22,580,448)	84,388,729	4,498,333	—	7,260,762
JPMorgan High Yield Fund Class R6 Shares (a)	267,922,884	7,993,979	26,227,443	(959,929)	(13,537,293)	235,192,198	34,638,026	7,993,980	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	193,384,038	64,913,882	21,938,449	(956,501)	(4,134,589)	231,268,381	23,313,345	2,805,560	—
JPMorgan International Advantage Fund Class R6 Shares (a)	137,407,409	3,316,655	—	—	(22,173,604)	118,550,460	6,538,911	3,316,654	—
JPMorgan International Equity Fund Class R6 Shares (a)	141,542,923	4,674,131	8,422,297	(2,298,186)	(21,357,679)	114,138,892	7,860,805	3,324,517	1,349,614
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	143,646,068	4,441,014	5,939,345	(227,706)	(20,816,898)	121,103,133	7,798,012	4,441,014	—

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement Income Fund (continued)

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Intrepid America Fund Class R6 Shares (a)	$82,093,046	$10,412,418	$6,976,830	$2,561,126	$(19,798,050)	$68,291,710	2,116,916	$1,124,283	$9,288,134
JPMorgan Managed Income Fund Class L Shares (a)	—	73,722,449	—	—	(73,306)	73,649,143	7,364,914	361,048	15,356
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	60,489,873	5,789,550	13,996,212	1,155,575	(12,723,245)	40,715,541	980,625	418,618	5,370,932
JPMorgan Realty Income Fund Class R6 Shares (a)	84,921,274	961,306	7,992,342	(60,056)	(6,301,062)	71,529,120	5,916,387	961,306	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	13,824,437	854,169	—	—	(2,767,220)	11,911,386	244,186	82,634	771,535
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	17,124,958	1,106,410	5,814,114	2,579,397	(5,310,400)	9,686,251	616,959	—	1,106,410
JPMorgan Small Cap Value Fund Class R6 Shares (a)	12,732,961	1,454,196	—	—	(3,810,316)	10,376,841	452,544	87,850	1,366,346
JPMorgan U.S. Equity Fund Class R6 Shares (a)	165,012,477	16,790,255	28,768,459	1,007,374	(27,365,464)	126,676,183	9,376,475	949,375	15,840,879
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	73,040,663	379,608,918	329,743,716	—	—	122,905,865	122,905,865	1,098,099	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	235,531,096	24,082,823	32,775,113	8,647,503	(45,960,715)	189,525,594	8,047,796	1,893,478	22,189,345
JPMorgan Value Advantage Fund Class R6 Shares (a)	104,521,546	6,224,692	11,768,641	5,144,163	(18,147,182)	85,974,578	2,817,915	1,786,299	4,438,394

Total	$3,740,653,199	$689,438,092	$798,146,946	$8,376,280	$(262,426,415)	$3,377,894,210		$61,364,680	$69,836,038

JPMorgan SmartRetirement 2020 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$63,760,694	$—	$61,365,644	$(5,575,438)	$3,180,388	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,526,287,619	24,091,559	103,479,042	(5,716,362)	5,703,968	1,446,887,742	128,270,190	22,686,496	1,405,062
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	858,988,980	13,931,189	66,284,934	(4,108,716)	275,460	802,801,979	100,099,997	13,931,189	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	128,833,622	3,459,919	9,294,117	95,988	(16,896,874)	106,198,538	9,131,431	3,459,919	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	122,918,406	1,171,902	99,560,734	(2,759,451)	2,998,836	24,768,959	3,285,008	1,171,902	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	162,715,834	1,443,350	9,294,119	881,618	(17,197,710)	138,548,973	5,557,520	1,443,350	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	95,204,481	3,054,189	—	—	(3,679,257)	94,579,413	12,493,978	3,054,188	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	144,101,547	70,020,532	33,297,760	(2,914,862)	(5,287,779)	172,621,678	19,287,338	4,827,618	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	235,729,554	34,144,404	43,293,219	17,816,556	(54,548,277)	189,849,018	10,119,884	—	16,334,511

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2020 Fund (continued)

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$425,815,240	$12,615,887	$47,822,345	$(1,950,672)	$(20,681,586)	$367,976,524	54,193,892	$12,615,887	$—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	213,530,465	68,664,310	21,951,364	(914,181)	(4,645,841)	254,683,389	25,673,729	3,080,655	—
JPMorgan International Advantage Fund Class R6 Shares (a)	302,680,303	7,305,908	—	—	(48,843,895)	261,142,316	14,403,878	7,305,907	—
JPMorgan International Equity Fund Class R6 Shares (a)	317,629,603	10,045,610	13,650,070	(542,006)	(50,000,386)	263,482,751	18,146,195	7,145,029	2,900,581
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	306,935,474	9,888,842	—	—	(47,163,004)	269,661,312	17,363,896	9,888,842	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	211,416,946	26,883,747	17,973,681	4,084,919	(48,090,050)	176,321,881	5,465,650	2,902,779	23,980,968
JPMorgan Managed Income Fund Class L Shares (a)	—	104,106,194	40,566,030	(40,566)	(63,049)	63,436,549	6,343,655	400,980	13,224
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	114,771,487	12,147,662	—	—	(24,513,360)	102,405,789	2,466,421	878,346	11,269,316
JPMorgan Realty Income Fund Class R6 Shares (a)	184,314,501	2,101,840	14,582,104	(117,751)	(13,892,272)	157,824,214	13,054,112	2,101,840	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	37,444,080	1,719,571	10,110,871	2,975,403	(8,048,770)	23,979,413	491,583	166,356	1,553,216
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	28,849,600	2,739,879	—	—	(7,602,741)	23,986,738	1,527,818	—	2,739,880
JPMorgan Small Cap Value Fund Class R6 Shares (a)	37,474,254	4,279,830	—	—	(11,214,106)	30,539,978	1,331,879	258,551	4,021,279
JPMorgan U.S. Equity Fund Class R6 Shares (a)	327,405,059	47,800,501	56,309,380	4,079,093	(58,910,877)	264,064,396	19,545,847	1,987,759	32,541,054
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	21,332,181	490,105,488	379,895,419	—	—	131,542,250	131,542,250	559,621	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	483,569,191	67,350,273	74,893,766	5,670,317	(83,503,863)	398,192,152	16,908,372	3,844,613	46,257,707
JPMorgan Value Advantage Fund Class R6 Shares (a)	215,713,878	13,735,238	9,510,064	2,494,529	(32,724,401)	189,709,180	6,217,934	3,941,597	9,793,640

Total	$6,567,422,999	$1,032,807,824	$1,113,134,663	$13,458,418	$(545,349,446)	$5,955,205,132		$107,653,424	$152,810,438

JPMorgan SmartRetirement 2025 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$15,337,312	$—	$14,761,194	$(755,585)	$179,467	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,548,519,919	60,146,000	82,522,863	(5,046,310)	5,319,983	1,526,416,729	135,320,632	23,598,369	1,471,055
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	875,675,132	14,406,595	36,333,928	(2,391,805)	(1,321,270)	850,034,724	105,989,367	14,406,595	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	183,535,519	5,350,389	—	—	(24,661,428)	164,224,480	14,120,764	5,350,388	—

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2025 Fund (continued)

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$119,948,996	$853,515	$108,599,964	$(3,827,400)	$4,560,618	$12,935,765	1,715,619	$853,515	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	247,553,823	2,340,703	—	—	(25,207,462)	224,687,064	9,012,718	2,340,703	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	104,678,796	3,358,127	—	—	(4,045,399)	103,991,524	13,737,322	3,358,127	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	69,995,948	80,714,404	32,604,922	(968,328)	(4,852,006)	112,285,096	12,545,821	3,349,402	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	335,168,407	24,689,474	14,030,640	5,578,426	(64,450,491)	286,955,176	15,296,118	—	24,689,474
JPMorgan High Yield Fund Class R6 Shares (a)	414,138,717	12,456,891	36,116,507	(1,625,106)	(21,092,333)	367,761,662	54,162,248	12,456,891	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	62,383,560	17,277,905	—	—	(1,612,568)	78,048,897	7,867,832	907,829	—
JPMorgan International Advantage Fund Class R6 Shares (a)	446,306,006	22,917,839	—	—	(73,126,966)	396,096,879	21,847,594	11,081,494	—
JPMorgan International Equity Fund Class R6 Shares (a)	440,037,780	40,966,221	11,080,052	(1,990,140)	(72,557,226)	395,376,583	27,229,792	10,721,678	4,352,550
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	447,242,713	14,409,258	—	—	(68,722,293)	392,929,678	25,301,332	14,409,258	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	323,838,510	44,877,632	—	—	(74,378,150)	294,337,992	9,123,930	4,845,673	40,031,957
JPMorgan Managed Income Fund Class L Shares (a)	—	125,293,388	50,677,260	(50,677)	(74,058)	74,491,393	7,449,139	408,292	15,530
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	172,846,017	18,294,394	—	—	(36,917,154)	154,223,257	3,714,433	1,322,790	16,971,605
JPMorgan Realty Income Fund Class R6 Shares (a)	268,308,077	3,111,528	11,921,283	(161,807)	(20,918,544)	238,417,971	19,720,262	3,111,528	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,650,946	2,337,268	11,176,177	1,580,823	(9,799,662)	32,593,198	668,167	226,113	2,111,155
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	41,948,510	3,983,899	—	—	(11,054,700)	34,877,709	2,221,510	—	3,983,899
JPMorgan Small Cap Value Fund Class R6 Shares (a)	49,713,564	5,677,647	—	—	(14,876,698)	40,514,513	1,766,878	342,995	5,334,652
JPMorgan U.S. Equity Fund Class R6 Shares (a)	445,710,663	49,800,862	27,650,319	220,174	(82,351,991)	385,729,389	28,551,398	2,852,384	46,948,478
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	22,987,042	400,737,734	314,715,089	—	—	109,009,687	109,009,687	557,196	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	561,199,928	59,915,592	47,273,118	844,213	(97,674,782)	477,011,833	20,255,280	4,636,837	55,278,755
JPMorgan Value Advantage Fund Class R6 Shares (a)	333,542,274	20,738,157	22,256,282	1,273,375	(46,864,999)	286,432,525	9,388,152	5,951,223	14,786,934

Total	$7,580,268,159	$1,034,655,422	$821,719,598	$(7,320,147)	$(746,500,112)	$7,039,383,724		$127,089,280	$215,976,044

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2030 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,323,579,987	$52,036,900	$70,778,711	$(3,728,407)	$3,960,425	$1,305,070,194	115,697,712	$20,177,089	$1,257,737
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	756,645,640	25,376,000	44,294,558	(2,965,114)	(438,336)	734,323,632	91,561,550	12,551,025	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	243,864,211	7,109,077	—	—	(32,767,715)	218,205,573	18,762,302	7,109,077	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	108,631,747	2,872,578	14,482,105	(1,166,986)	(1,770,972)	94,084,262	12,478,019	2,872,578	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	312,195,264	2,951,910	—	—	(31,789,655)	283,357,519	11,366,126	2,951,910	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	94,146,507	3,020,248	—	—	(3,638,370)	93,528,385	12,355,137	3,020,248	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	439,299,424	32,504,069	16,084,477	6,179,539	(84,117,686)	377,780,869	20,137,573	—	32,504,069
JPMorgan High Yield Fund Class R6 Shares (a)	397,387,373	11,849,655	36,886,904	(716,251)	(20,777,242)	350,856,631	51,672,552	11,849,655	—
JPMorgan International Advantage Fund Class R6 Shares (a)	562,230,634	37,200,511	12,063,360	(1,831,578)	(89,830,279)	495,705,928	27,341,750	13,868,229	—
JPMorgan International Equity Fund Class R6 Shares (a)	576,135,927	39,035,417	—	—	(97,786,584)	517,384,760	35,632,559	14,030,251	5,695,692
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	574,681,062	31,262,205	13,629,773	(522,547)	(87,068,046)	504,722,901	32,499,865	18,508,866	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	420,609,344	55,738,774	18,254,391	439,286	(92,960,260)	365,572,753	11,332,075	6,018,408	49,720,366
JPMorgan Managed Income Fund Class L Shares (a)	—	104,110,835	—	—	(103,522)	104,007,313	10,400,731	449,131	21,685
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	237,911,520	25,181,068	—	—	(50,814,108)	212,278,480	5,112,680	1,820,736	23,360,332
JPMorgan Realty Income Fund Class R6 Shares (a)	340,206,378	3,947,622	14,703,018	(106,159)	(26,653,500)	302,691,323	25,036,503	3,947,622	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	59,637,642	2,912,090	12,063,338	1,585,168	(11,462,483)	40,609,079	832,494	281,723	2,630,367
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	51,702,832	4,910,279	—	—	(13,625,259)	42,987,852	2,738,080	—	4,910,278
JPMorgan Small Cap Value Fund Class R6 Shares (a)	59,732,094	6,821,835	—	—	(17,874,726)	48,679,203	2,122,948	412,117	6,409,718
JPMorgan U.S. Equity Fund Class R6 Shares (a)	573,081,793	63,681,728	20,503,193	668,739	(106,633,380)	510,295,687	37,771,701	3,774,222	59,907,507
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	23,671,213	330,252,972	299,354,427	—	—	54,569,758	54,569,758	539,509	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	727,512,322	76,311,309	45,386,345	1,215,616	(125,462,668)	634,190,234	26,929,522	6,165,067	70,146,242
JPMorgan Value Advantage Fund Class R6 Shares (a)	406,450,347	27,075,417	—	—	(59,563,893)	373,961,871	12,257,026	7,769,824	19,305,592

Total	$8,289,313,261	$946,162,499	$618,484,600	$(948,694)	$(951,178,259)	$7,664,864,207		$138,117,287	$275,869,585

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2035 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$675,868,349	$29,856,954	$40,250,212	$(2,068,767)	$2,128,612	$665,534,936	59,001,324	$10,323,327	$641,397
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	423,491,848	16,901,863	29,511,187	(1,696,322)	(277,601)	408,908,601	50,986,110	7,034,111	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	204,547,493	5,962,925	—	—	(27,484,779)	183,025,639	15,737,372	5,962,925	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	67,303,577	1,849,647	—	—	(1,855,165)	67,298,059	8,925,472	1,849,647	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	270,008,215	2,401,456	14,204,537	(3,250,819)	(24,435,545)	230,518,770	9,246,641	2,401,456	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	53,187,821	1,706,281	—	—	(2,055,488)	52,838,614	6,980,002	1,706,281	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	379,277,449	27,989,064	14,843,410	5,230,248	(72,348,450)	325,304,901	17,340,347	—	27,989,065
JPMorgan High Yield Fund Class R6 Shares (a)	312,705,499	8,745,957	64,105,524	(1,174,823)	(13,683,311)	242,487,798	35,712,489	8,745,957	—
JPMorgan International Advantage Fund Class R6 Shares (a)	481,971,112	38,938,273	10,514,080	(1,596,351)	(78,935,054)	429,863,900	23,710,088	12,026,185	—
JPMorgan International Equity Fund Class R6 Shares (a)	495,953,709	16,377,738	—	—	(82,765,581)	429,565,866	29,584,426	11,648,810	4,728,927
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	488,333,572	15,733,122	—	—	(75,036,220)	429,030,474	27,625,916	15,733,123	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	358,609,353	48,402,406	9,263,847	549,703	(80,841,748)	317,455,867	9,840,541	5,226,262	43,176,144
JPMorgan Managed Income Fund Class L Shares (a)	—	122,810,633	—	—	(122,116)	122,688,517	12,268,852	561,853	25,580
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	198,925,057	21,054,656	—	—	(42,487,221)	177,492,492	4,274,867	1,522,373	19,532,284
JPMorgan Realty Income Fund Class R6 Shares (a)	294,270,812	3,418,810	11,963,049	(120,771)	(23,081,351)	262,524,451	21,714,181	3,418,810	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	51,087,864	2,522,683	9,895,608	1,383,144	(9,919,283)	35,178,800	721,173	244,050	2,278,632
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	45,433,405	4,314,864	—	—	(11,973,075)	37,775,194	2,406,063	—	4,314,863
JPMorgan Small Cap Value Fund Class R6 Shares (a)	51,157,018	5,842,500	—	—	(15,308,649)	41,690,869	1,818,180	352,954	5,489,546
JPMorgan U.S. Equity Fund Class R6 Shares (a)	491,926,316	54,390,672	20,035,995	792,625	(91,294,903)	435,778,715	32,256,011	3,231,281	51,159,390
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	19,590,742	357,607,530	286,143,486	—	—	91,054,786	91,054,786	804,973	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	610,127,515	63,090,427	46,497,110	7,052,810	(109,672,437)	524,101,205	22,254,828	5,120,865	57,969,562
JPMorgan Value Advantage Fund Class R6 Shares (a)	350,841,893	23,371,097	—	—	(51,414,666)	322,798,324	10,580,083	6,706,797	16,664,300

Total	$6,324,618,619	$873,289,558	$557,228,045	$5,100,677	$(812,864,031)	$5,832,916,778		$104,622,040	$233,969,690

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2040 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$403,439,985	$22,404,815	$30,173,364	$(1,535,477)	$1,411,837	$395,547,796	35,066,294	$6,148,251	$381,202
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	273,648,860	14,493,840	23,779,072	(1,321,937)	(72,638)	262,969,053	32,789,159	4,540,216	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	225,455,271	6,038,774	16,439,895	(3,730,100)	(25,970,294)	185,353,756	15,937,554	6,038,774	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	52,946,193	1,455,076	—	—	(1,459,417)	52,941,852	7,021,466	1,455,076	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	287,456,044	2,592,816	12,456,547	(2,112,119)	(26,592,503)	248,887,691	9,983,461	2,592,816	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	48,693,005	1,562,086	—	—	(1,881,782)	48,373,309	6,390,133	1,562,086	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	420,727,976	31,033,350	17,416,353	6,756,456	(80,414,099)	360,687,330	19,226,404	—	31,033,350
JPMorgan High Yield Fund Class R6 Shares (a)	292,473,577	8,118,723	63,679,033	(1,121,869)	(12,556,942)	223,234,456	32,876,945	8,118,723	—
JPMorgan International Advantage Fund Class R6 Shares (a)	531,587,567	26,189,800	—	—	(85,686,463)	472,090,904	26,039,211	12,831,127	—
JPMorgan International Equity Fund Class R6 Shares (a)	532,575,418	47,382,023	14,046,575	(2,522,971)	(88,812,983)	474,574,912	32,684,223	12,869,349	5,224,415
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	528,077,547	17,013,595	—	—	(81,143,190)	463,947,952	29,874,305	17,013,594	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	395,206,046	53,361,703	10,067,829	731,862	(89,249,477)	349,982,305	10,848,801	5,761,743	47,599,960
JPMorgan Managed Income Fund Class L Shares (a)	—	119,186,639	—	—	(118,513)	119,068,126	11,906,813	538,058	24,825
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	203,705,110	21,560,588	—	—	(43,508,164)	181,757,534	4,377,590	1,558,954	20,001,633
JPMorgan Realty Income Fund Class R6 Shares (a)	318,186,282	3,695,854	13,079,378	(110,248)	(24,966,898)	283,725,612	23,467,793	3,695,854	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	59,483,319	3,086,766	9,675,766	1,847,823	(11,697,209)	43,044,933	882,430	298,621	2,788,144
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	50,824,725	4,826,883	—	—	(13,393,851)	42,257,757	2,691,577	—	4,826,883
JPMorgan Small Cap Value Fund Class R6 Shares (a)	60,621,934	6,923,462	—	—	(18,141,009)	49,404,387	2,154,574	418,257	6,505,205
JPMorgan U.S. Equity Fund Class R6 Shares (a)	531,871,709	58,078,389	28,169,458	967,380	(97,599,586)	465,148,434	34,429,936	3,471,064	54,607,326
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	19,572,249	376,078,891	300,038,083	—	—	95,613,057	95,613,057	758,025	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	665,972,773	69,190,059	47,654,363	5,107,882	(118,220,814)	574,395,537	24,390,469	5,657,563	63,532,496
JPMorgan Value Advantage Fund Class R6 Shares (a)	372,151,700	24,790,635	—	—	(54,537,544)	342,404,791	11,222,707	7,114,160	17,676,473

Total	$6,274,677,290	$919,064,767	$586,675,716	$2,956,682	$(874,611,539)	$5,735,411,484		$102,442,311	$254,201,912

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2045 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$206,650,867	$3,286,957	$10,089,682	$(518,410)	$553,610	$199,883,342	17,720,154	$3,094,323	$192,634
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	138,345,400	16,532,875	11,971,658	(757,257)	(20,033)	142,129,327	17,721,861	2,435,815	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	159,758,989	4,657,259	—	—	(21,466,606)	142,949,642	12,291,457	4,657,260	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	35,577,632	977,750	—	—	(980,667)	35,574,715	4,718,132	977,750	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	202,721,242	1,916,797	—	—	(20,642,332)	183,995,707	7,380,494	1,916,797	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	29,221,629	937,438	—	—	(1,129,294)	29,029,773	3,834,845	937,438	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	289,882,513	21,781,202	6,310,756	1,998,144	(54,197,520)	253,153,583	13,494,327	—	21,781,202
JPMorgan High Yield Fund Class R6 Shares (a)	194,533,184	12,304,883	48,051,961	(862,726)	(8,376,051)	149,547,329	22,024,644	5,483,725	—
JPMorgan International Advantage Fund Class R6 Shares (a)	375,019,703	25,883,246	—	—	(61,040,944)	339,862,005	18,745,836	9,508,227	—
JPMorgan International Equity Fund Class R6 Shares (a)	375,256,233	21,107,136	—	—	(63,831,038)	332,532,331	22,901,676	9,017,490	3,660,722
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	370,559,423	22,476,504	—	—	(58,358,758)	334,677,169	21,550,365	12,273,061	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	285,427,781	39,427,880	7,778,126	(1,465,827)	(63,886,374)	251,725,334	7,803,017	4,144,143	35,283,736
JPMorgan Managed Income Fund Class L Shares (a)	—	80,876,417	—	—	(80,419)	80,795,998	8,079,600	390,558	16,846
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	140,484,686	22,717,079	—	—	(31,651,633)	131,550,132	3,168,356	1,128,320	14,476,525
JPMorgan Realty Income Fund Class R6 Shares (a)	223,270,861	11,110,572	14,221,646	(457,452)	(17,499,667)	202,202,668	16,724,786	2,664,773	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	41,742,593	2,579,146	—	—	(8,355,562)	35,966,177	737,314	249,513	2,329,633
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	38,466,069	3,653,167	—	—	(10,136,971)	31,982,265	2,037,087	—	3,653,167
JPMorgan Small Cap Value Fund Class R6 Shares (a)	41,795,100	3,607,718	9,676,468	(97,903)	(10,075,521)	25,552,926	1,114,388	243,097	3,364,621
JPMorgan U.S. Equity Fund Class R6 Shares (a)	368,230,601	41,626,094	15,674,002	(1,044,809)	(67,832,254)	325,305,630	24,078,877	2,394,723	39,231,371
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	12,656,611	286,987,916	223,468,317	—	—	76,176,210	76,176,210	493,264	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	468,427,782	51,045,101	25,511,494	(2,102,638)	(81,208,048)	410,650,703	17,437,397	4,013,528	47,031,573
JPMorgan Value Advantage Fund Class R6 Shares (a)	267,709,658	17,833,299	—	—	(39,231,924)	246,311,033	8,073,125	5,117,617	12,715,682

Total	$4,265,738,557	$693,326,436	$372,754,110	$(5,308,878)	$(619,448,006)	$3,961,553,999		$71,141,422	$183,737,712

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2050 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$175,317,203	$9,999,587	$10,581,866	$(555,829)	$532,832	$174,711,927	15,488,646	$2,704,921	$168,375
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	124,106,989	8,449,514	7,711,150	(503,845)	(104,749)	124,236,759	15,490,868	2,115,036	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	136,309,617	3,783,445	5,860,120	(1,679,869)	(16,424,234)	116,128,839	9,985,283	3,783,445	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	30,680,662	843,171	—	—	(845,686)	30,678,147	4,068,720	843,171	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	173,836,163	1,585,059	5,493,863	(1,424,555)	(16,350,955)	152,151,849	6,103,163	1,585,059	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	25,500,603	818,067	—	—	(985,493)	25,333,177	3,346,523	818,067	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	254,870,472	24,036,421	17,178,455	3,095,127	(46,756,685)	218,066,880	11,624,034	—	18,221,033
JPMorgan High Yield Fund Class R6 Shares (a)	168,823,907	10,713,581	40,760,854	(820,190)	(7,254,021)	130,702,423	19,249,252	4,775,008	—
JPMorgan International Advantage Fund Class R6 Shares (a)	323,579,978	23,624,735	—	—	(53,884,879)	293,319,834	16,178,700	8,206,129	—
JPMorgan International Equity Fund Class R6 Shares (a)	324,523,956	35,357,150	5,525,631	(992,484)	(55,051,611)	298,311,380	20,544,861	8,089,499	3,220,972
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	320,826,207	33,031,979	5,525,635	(738,893)	(50,504,146)	297,089,512	19,130,039	10,894,671	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	248,157,203	34,302,131	5,372,037	(1,399,356)	(55,455,737)	220,232,204	6,826,789	3,625,673	30,676,458
JPMorgan Managed Income Fund Class L Shares (a)	—	82,197,334	—	—	(72,297)	82,125,037	8,212,504	396,298	17,123
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	123,536,709	13,075,392	—	—	(26,385,472)	110,226,629	2,654,784	945,426	12,129,966
JPMorgan Realty Income Fund Class R6 Shares (a)	193,766,135	10,064,844	11,510,682	(606,388)	(15,309,270)	176,404,639	14,590,954	2,320,737	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	32,800,113	2,026,617	—	—	(6,565,557)	28,261,173	579,360	196,060	1,830,558
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	37,837,371	3,001,700	5,650,554	997,619	(9,907,246)	26,278,890	1,673,815	—	3,001,700
JPMorgan Small Cap Value Fund Class R6 Shares (a)	37,677,184	4,303,006	—	—	(11,274,832)	30,705,358	1,339,091	259,951	4,043,055
JPMorgan U.S. Equity Fund Class R6 Shares (a)	317,069,471	40,907,460	12,054,509	(21,077)	(58,563,343)	287,338,002	21,268,542	2,106,976	33,070,307
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	30,017,688	296,948,589	253,914,038	—	—	73,052,239	73,052,239	613,529	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	396,904,411	44,248,025	9,669,662	(1,875,197)	(70,386,030)	359,221,547	15,253,569	3,458,714	40,789,311
JPMorgan Value Advantage Fund Class R6 Shares (a)	228,969,248	29,198,608	—	—	(35,698,231)	222,469,625	7,291,695	4,622,263	11,484,881

Total	$3,705,111,290	$712,516,415	$396,809,056	$(6,524,937)	$(537,247,642)	$3,477,046,070		$62,360,633	$158,653,739

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement 2055 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$69,029,914	$5,021,466	$2,300,052	$(122,366)	$149,539	$71,778,501	6,363,342	$1,088,314	$69,173
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	48,682,644	4,833,020	2,256,526	(144,795)	(74,529)	51,039,814	6,364,067	845,075	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	53,462,431	1,558,525	—	—	(7,183,676)	47,837,280	4,113,266	1,558,525	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,090,799	359,764	—	—	(360,837)	13,089,726	1,736,038	359,763	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	67,808,434	4,809,068	5,299,643	(1,094,833)	(6,192,437)	60,030,589	2,407,966	625,376	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,075,330	291,139	—	—	(350,723)	9,015,746	1,190,984	291,139	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	98,874,434	17,480,789	4,542,676	451,320	(18,685,389)	93,578,478	4,988,192	—	7,795,131
JPMorgan High Yield Fund Class R6 Shares (a)	66,364,421	4,698,813	14,346,958	(311,873)	(2,977,129)	53,427,274	7,868,523	1,916,752	—
JPMorgan International Advantage Fund Class R6 Shares (a)	125,345,734	24,985,340	3,634,040	(582,154)	(22,080,140)	124,034,740	6,841,409	3,470,086	—
JPMorgan International Equity Fund Class R6 Shares (a)	127,647,901	21,920,914	—	—	(23,401,231)	126,167,584	8,689,228	3,421,366	1,324,972
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	127,501,094	19,154,195	—	—	(21,237,800)	125,417,489	8,075,820	4,599,228	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	95,133,503	20,189,183	—	—	(23,366,780)	91,955,906	2,850,462	1,513,866	12,506,625
JPMorgan Managed Income Fund Class L Shares (a)	—	48,044,703	—	—	(31,650)	48,013,053	4,801,305	211,070	10,011
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	48,755,526	10,929,310	2,349,636	39,182	(11,042,711)	46,331,671	1,115,888	397,392	5,098,601
JPMorgan Realty Income Fund Class R6 Shares (a)	76,171,322	8,340,537	2,271,278	(225,171)	(6,357,949)	75,657,461	6,257,855	954,041	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	14,861,821	918,265	—	—	(2,974,871)	12,805,215	262,510	88,835	829,431
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	13,463,188	1,278,615	—	—	(3,547,957)	11,193,846	712,984	—	1,278,615
JPMorgan Small Cap Value Fund Class R6 Shares (a)	12,455,031	3,978,866	—	—	(4,435,304)	11,998,593	523,271	101,580	1,579,886
JPMorgan U.S. Equity Fund Class R6 Shares (a)	124,836,202	27,200,341	—	—	(24,631,290)	127,405,253	9,430,441	864,238	13,964,006
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	19,812,842	187,792,450	176,141,640	—	—	31,463,652	31,463,652	310,436	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	154,531,600	31,991,172	2,302,100	13,173	(30,412,793)	153,821,052	6,531,679	1,447,546	17,013,773
JPMorgan Value Advantage Fund Class R6 Shares (a)	91,347,081	16,669,106	—	—	(14,913,724)	93,102,463	3,051,539	1,934,395	4,806,368

Total	$1,458,251,252	$462,445,581	$215,444,549	$(1,977,517)	$(224,109,381)	$1,479,165,386		$25,999,023	$66,276,592

128	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement 2060 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$3,478,901	$1,880,346	$244,005	$(6,601)	$20,900	$5,129,541	454,747	$67,789	$4,943
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,472,678	1,175,696	146,402	(5,576)	(3,070)	3,493,326	435,577	52,889	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	2,781,380	713,459	—	—	(441,081)	3,053,758	262,576	99,491	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	599,917	16,487	—	—	(16,536)	599,868	79,558	16,487	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,423,751	806,173	—	—	(371,882)	3,858,042	154,755	37,670	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	508,802	165,660	—	—	(25,429)	649,033	85,737	20,762	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	5,067,293	2,998,678	—	—	(1,302,383)	6,763,588	360,532	—	528,512
JPMorgan High Yield Fund Class R6 Shares (a)	3,360,048	1,186,636	700,847	(24,054)	(197,111)	3,624,672	533,825	116,532	—
JPMorgan International Advantage Fund Class R6 Shares (a)	6,453,760	3,926,468	—	—	(1,496,040)	8,884,188	490,027	242,675	—
JPMorgan International Equity Fund Class R6 Shares (a)	6,445,521	3,991,900	—	—	(1,531,506)	8,905,915	613,355	241,507	95,012
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	6,352,151	3,956,727	—	—	(1,415,968)	8,892,910	572,628	319,183	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	4,807,538	3,511,857	—	—	(1,689,303)	6,630,092	205,521	106,370	878,762
JPMorgan Managed Income Fund Class L Shares (a)	—	3,205,896	—	—	(3,188)	3,202,708	320,271	16,634	668
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,461,089	1,545,591	—	—	(793,136)	3,213,544	77,398	27,563	353,637
JPMorgan Realty Income Fund Class R6 Shares (a)	3,856,530	1,843,238	—	—	(443,823)	5,255,945	434,735	61,630	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	692,469	344,294	—	—	(193,960)	842,803	17,278	5,847	54,591
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	694,136	380,924	—	—	(256,352)	818,708	52,147	—	93,517
JPMorgan Small Cap Value Fund Class R6 Shares (a)	738,146	239,820	—	—	(263,939)	714,027	31,139	6,045	94,018
JPMorgan U.S. Equity Fund Class R6 Shares (a)	6,341,780	4,286,237	—	—	(1,818,228)	8,809,789	652,094	55,598	974,870
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	1,410,476	26,277,453	22,777,971	—	—	4,909,958	4,909,958	30,328	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,904,663	5,129,691	139,880	1,271	(2,184,071)	10,711,674	454,848	94,596	1,160,481
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,512,636	3,582,129	—	—	(1,107,831)	6,986,934	229,005	135,080	335,632

Total	$74,363,665	$71,165,360	$24,009,105	$(34,960)	$(15,533,937)	$105,951,023		$1,754,676	$4,574,643

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$67,397	$1,949	$4,474	$5,806	$749	$41	$10,592	$6,437	$97,445
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	51,649	2,579	6,112	6,788	790	18	14,750	8,146	90,832
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	56,356	1,958	5,873	7,027	939	183	15,184	9,618	97,138
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	62,883	2,273	6,351	8,095	978	22	16,712	9,908	107,222
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	54,160	1,963	4,995	7,025	995	24	13,527	8,894	91,583
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	54,559	2,878	5,629	7,845	1,062	32	14,327	8,750	95,082
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	42,887	1,617	4,354	6,712	980	64	10,844	7,552	75,010
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	34,464	2,183	4,703	6,982	952	185	10,639	6,840	66,948
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	21,117	1,322	2,920	4,647	818	35	6,332	4,507	41,698
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	3,893	194	574	386	670	145	980	1,920	8,762

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

Prior to November 1, 2017, the Administrator paid many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing

130	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. Effective November 1, 2017, these expenses are paid by the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$2,215	$—
JPMorgan SmartRetirement 2020 Fund	1,913	1
JPMorgan SmartRetirement 2025 Fund	3,979	97
JPMorgan SmartRetirement 2030 Fund	4,950	76
JPMorgan SmartRetirement 2035 Fund	7,247	10,383
JPMorgan SmartRetirement 2040 Fund	5,037	173
JPMorgan SmartRetirement 2045 Fund	2,782	32
JPMorgan SmartRetirement 2050 Fund	2,050	38
JPMorgan SmartRetirement 2055 Fund	2,455	16
JPMorgan SmartRetirement 2060 Fund	179	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement Income Fund	0.31%	0.94%	0.19%	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.36	0.96	0.21	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement 2040 Fund	0.39%	0.97%	0.22%	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2045 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00

The expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement Income Fund	$1,239,067	$253,954
JPMorgan SmartRetirement 2020 Fund	1,304,857	393,864
JPMorgan SmartRetirement 2025 Fund	1,278,433	435,237
JPMorgan SmartRetirement 2030 Fund	1,412,764	470,599
JPMorgan SmartRetirement 2035 Fund	983,355	382,905
JPMorgan SmartRetirement 2040 Fund	963,333	385,752
JPMorgan SmartRetirement 2045 Fund	651,094	291,132
JPMorgan SmartRetirement 2050 Fund	562,297	268,781
JPMorgan SmartRetirement 2055 Fund	231,356	180,222
JPMorgan SmartRetirement 2060 Fund	17,005	80,768

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$309,829,173	$474,249,428	$—	$—
JPMorgan SmartRetirement 2020 Fund	542,702,335	742,261,896	—	14,679,893
JPMorgan SmartRetirement 2025 Fund	633,917,687	507,008,212	—	4,989,844
JPMorgan SmartRetirement 2030 Fund	615,909,527	319,130,174	—	—
JPMorgan SmartRetirement 2035 Fund	515,682,028	271,084,560	—	—

132	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement 2040 Fund	$542,985,875	$286,637,632	$—	$—
JPMorgan SmartRetirement 2045 Fund	406,338,519	149,285,793	—	—
JPMorgan SmartRetirement 2050 Fund	415,567,826	142,895,017	—	—
JPMorgan SmartRetirement 2055 Fund	274,653,130	39,302,909	—	—
JPMorgan SmartRetirement 2060 Fund	44,887,906	1,231,134	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$3,322,509,825	$244,572,544	$78,235,969	$166,336,575
JPMorgan SmartRetirement 2020 Fund	5,832,269,731	408,535,248	163,662,722	244,872,526
JPMorgan SmartRetirement 2025 Fund	7,017,449,791	320,161,988	233,594,032	86,567,956
JPMorgan SmartRetirement 2030 Fund	7,422,128,909	495,208,166	212,863,484	282,344,682
JPMorgan SmartRetirement 2035 Fund	5,827,356,652	281,925,476	220,740,260	61,185,216
JPMorgan SmartRetirement 2040 Fund	5,563,191,146	408,606,534	180,430,603	228,175,931
JPMorgan SmartRetirement 2045 Fund	4,011,573,419	177,920,476	190,051,360	(12,130,884)
JPMorgan SmartRetirement 2050 Fund	3,527,085,617	150,508,735	167,325,518	(16,816,783)
JPMorgan SmartRetirement 2055 Fund	1,579,362,730	21,212,405	109,414,661	(88,202,256)
JPMorgan SmartRetirement 2060 Fund	121,643,353	164,801	15,201,075	(15,036,274)

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility for the six months ended December 31, 2018, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2020 Fund	$6,889,609	2.94%	3	$1,689

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	5	29.8%
JPMorgan SmartRetirement 2020 Fund	6	34.2
JPMorgan SmartRetirement 2025 Fund	5	34.5
JPMorgan SmartRetirement 2030 Fund	5	32.9
JPMorgan SmartRetirement 2035 Fund	4	34.8
JPMorgan SmartRetirement 2040 Fund	5	33.9
JPMorgan SmartRetirement 2045 Fund	5	37.3
JPMorgan SmartRetirement 2050 Fund	5	35.3
JPMorgan SmartRetirement 2055 Fund	4	39.4
JPMorgan SmartRetirement 2060 Fund	4	34.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of December 31, 2018, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Core Bond Fund	23.6%
JPMorgan Core Plus Bond Fund	28.5
JPMorgan Emerging Economies Fund	79.0
JPMorgan Emerging Markets Debt Fund	44.1
JPMorgan Emerging Markets Equity Fund	34.6
JPMorgan Emerging Markets Strategic Debt Fund	79.7
JPMorgan Floating Rate Income Fund	16.4
JPMorgan Growth Advantage Fund	28.3
JPMorgan High Yield Fund	27.7
JPMorgan Inflation Managed Bond Fund	48.3
JPMorgan International Advantage Fund	92.0
JPMorgan International Equity Fund	73.7
JPMorgan International Research Enhanced Equity Fund	67.2
JPMorgan Intrepid America Fund	61.5
JPMorgan Mid Cap Equity Fund	48.0
JPMorgan Realty Income Fund	76.5
JPMorgan Small Cap Growth Fund	12.7
JPMorgan Small Cap Value Fund	19.7
JPMorgan U.S. Equity Fund	23.6
JPMorgan U.S. Research Enhanced Equity Fund	65.6
JPMorgan Value Advantage Fund	22.0

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity secu-

134	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

rities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	135

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$964.40	$1.53	0.31%
Hypothetical	1,000.00	1,023.64	1.58	0.31
Class C
Actual	1,000.00	961.20	4.65	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class I
Actual	1,000.00	965.00	0.94	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R2
Actual	1,000.00	962.10	3.71	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	963.50	2.47	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	965.30	1.24	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	965.50	0.50	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	966.00	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

136	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$955.70	$1.77	0.36%
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class C
Actual	1,000.00	952.70	4.72	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class I
Actual	1,000.00	956.10	1.04	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R2
Actual	1,000.00	953.10	3.69	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	954.60	2.46	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	955.90	1.23	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	956.70	0.49	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	956.70	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	942.90	1.86	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class C
Actual	1,000.00	939.80	4.74	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	943.70	1.08	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	941.40	3.67	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	942.20	2.45	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	943.60	1.22	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	944.40	0.49	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	944.90	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	137

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$932.30	$1.85	0.38%
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class C
Actual	1,000.00	929.40	4.72	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	933.20	1.07	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	930.30	3.65	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	931.70	2.43	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	932.60	1.22	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	933.00	0.49	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	934.00	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	922.20	1.89	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class C
Actual	1,000.00	919.80	4.69	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	923.40	1.07	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	920.70	3.63	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	922.00	2.42	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	922.70	1.21	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	924.00	0.48	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	924.00	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

138	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$914.10	$1.88	0.39%
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class C
Actual	1,000.00	911.70	4.67	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	915.20	1.06	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	912.50	3.62	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	913.60	2.41	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	914.90	1.21	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	915.50	0.48	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	916.00	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	911.50	1.88	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class C
Actual	1,000.00	908.70	4.67	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	912.20	1.06	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	909.50	3.61	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	910.90	2.41	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	912.00	1.20	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	912.80	0.48	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	913.30	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$911.30	$1.88	0.39%
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class C
Actual	1,000.00	908.40	4.67	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	912.00	1.06	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	909.80	3.61	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	911.20	2.41	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	911.80	1.20	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	912.70	0.48	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	913.20	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	911.70	1.88	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class C
Actual	1,000.00	909.50	4.67	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	912.60	1.06	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	910.20	3.61	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	911.50	2.41	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	912.80	1.21	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	913.20	0.48	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	913.70	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

140	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2060 Fund
Class A
Actual	$1,000.00	$912.40	$1.88	0.39%
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class C
Actual	1,000.00	909.40	4.67	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	913.20	1.06	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	910.20	3.61	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	911.90	2.41	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	913.20	1.21	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	913.70	0.48	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	914.20	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds,

142	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that, prior to November 1, 2017, JPMIM paid such fees for the Funds pursuant to the Administration Agreement.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees also noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that prior to November 1, 2017, JPMIM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Trustees considered the extent to which each Fund was priced to scale and noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the first, first and first quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the first, second, and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second, and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these

144	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the first, third and second quintiles based upon both the Peer Group and the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the first, third and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A shares was in the first, third and second quintiles based upon both the Peer Group Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the first, fourth and second quintiles based upon the Peer Group, and in the second, fourth and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, fourth and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2060 Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for the one-year period ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for the period ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Underlying Fund. The Trustees recognized that Broadridge/Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the Fee Caps currently in place for each Underlying Fund, the net advisory fee rate after taking into account waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	145

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A shares was in the first quintiles based upon the Peer Group and in the second quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and first quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and both in the first quintiles based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2060 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

146	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2018, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement Income Fund	$7,749,985	$891,968
JPMorgan SmartRetirement 2020 Fund	17,344,089	2,001,067
JPMorgan SmartRetirement 2025 Fund	22,329,174	2,596,711
JPMorgan SmartRetirement 2030 Fund	28,335,440	3,345,714
JPMorgan SmartRetirement 2035 Fund	23,398,386	2,781,358
JPMorgan SmartRetirement 2040 Fund	25,511,580	3,053,544
JPMorgan SmartRetirement 2045 Fund	17,205,350	2,063,378
JPMorgan SmartRetirement 2050 Fund	14,544,302	1,747,942
JPMorgan SmartRetirement 2055 Fund	5,187,833	623,255
JPMorgan SmartRetirement 2060 Fund	139,059	16,601

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT FUNDS	147

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-SR-1218

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2018 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2018

JPMorgan SmartRetirement® Blend Income Fund	(3.02)%	(2.43)%	S&P Target Date Retirement Income Index	$494,642,787

JPMorgan SmartRetirement® Blend 2020 Fund	(3.80)%	(4.31)%	S&P Target Date 2020 Index	$791,764,436

JPMorgan SmartRetirement® Blend 2025 Fund	(5.01)%	(5.30)%	S&P Target Date 2025 Index	$949,096,750

JPMorgan SmartRetirement® Blend 2030 Fund	(6.03)%	(6.40)%	S&P Target Date 2030 Index	$949,430,751

JPMorgan SmartRetirement® Blend 2035 Fund	(6.83)%	(7.40)%	S&P Target Date 2035 Index	$762,513,689

JPMorgan SmartRetirement® Blend 2040 Fund	(7.58)%	(8.03)%	S&P Target Date 2040 Index	$689,983,113

JPMorgan SmartRetirement® Blend 2045 Fund	(7.92)%	(8.39)%	S&P Target Date 2045 Index	$524,195,946

JPMorgan SmartRetirement® Blend 2050 Fund	(7.89)%	(8.64)%	S&P Target Date 2050 Index	$386,713,083

JPMorgan SmartRetirement® Blend 2055 Fund	(7.92)%	(8.69)%	S&P Target Date 2055 Index	$189,270,149

JPMorgan SmartRetirement® Blend 2060 Fund	(7.79)%	(8.73)%	S&P Target Date 2060+ Index	$22,584,925

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	59.5%
U.S. Equity	18.0
International Equity	13.2
Short-Term Investments	7.0
Alternative Assets	2.0
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	52.3%
U.S. Equity	22.1
International Equity	16.9
Short-Term Investments	5.8
Alternative Assets	2.5
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	43.8%
U.S. Equity	27.3
International Equity	21.5
Short-Term Investments	3.8
Alternative Assets	3.2
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2030 Fund
Fixed Income	34.4%
U.S. Equity	32.7
International Equity	25.6
Alternative Assets	3.8
Short-Term Investments	3.1
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	37.2%
International Equity	29.0
Fixed Income	26.1
Alternative Assets	4.3
Short-Term Investments	3.0
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	41.3%
International Equity	31.8
Fixed Income	19.2
Alternative Assets	4.8
Short-Term Investments	2.5
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	43.0%
International Equity	33.0
Fixed Income	16.5
Alternative Assets	5.0
Short-Term Investments	2.1
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	42.9%
International Equity	33.1
Fixed Income	16.7
Alternative Assets	5.0
Short-Term Investments	1.9
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	43.0%
International Equity	33.0
Fixed Income	16.7
Alternative Assets	5.0
Short-Term Investments	1.8
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	44.9%
International Equity	31.2
Fixed Income	13.4
Short-Term Investments	5.5
Alternative Assets	5.0

*	The percentages indicated are based on total investments as of December 31, 2018. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in the second half of 2018.

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices returned to record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then prices rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (the “EU”) and uncertainty about Britain’s planned exit from the EU. Emerging market equity prices fell as rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Notably, emerging market bonds rebounded slightly during the second half of 2018.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. Within fixed income, investment grade corporate bonds outperformed high yield bonds (also known as junk bonds) during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of each Fund, except the SmartRetirement Blend Income Fund, outperformed their respective S&P Target Date Indexes for the six month reporting period.

In terms of Fund selection, the Funds’ lower overall allocation to equity contributed positively to performance relative to each Fund’s S&P Target Date Index performance. Conversely, the Funds’ investments in the JPMorgan Emerging Economies Fund detracted from relative performance. The Funds’ higher strategic allocation to global equity, rather than U.S. equity, also detracted from relative performance.

From a tactical perspective, the Funds’ underweight allocation to European equity helped relative performance, while the Funds’ overweight allocation to U.S. large cap equity detracted from relative performance. Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan Funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(3.17)%	(4.07)%	2.98%	4.00%
CLASS R2 SHARES	July 2, 2012	(3.38)	(4.52)	2.52	3.55
CLASS R3 SHARES	May 31, 2017	(3.26)	(4.31)	2.80	3.83
CLASS R4 SHARES	May 31, 2017	(3.19)	(4.08)	3.05	4.09
CLASS R5 SHARES	July 2, 2012	(3.07)	(3.89)	3.16	4.19
CLASS R6 SHARES	July 2, 2012	(3.02)	(3.80)	3.23	4.27

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(3.99)%	(4.79)%	3.80%	5.74%
CLASS R2 SHARES	July 2, 2012	(4.23)	(5.26)	3.34	5.28
CLASS R3 SHARES	May 31, 2017	(4.10)	(5.00)	3.63	5.57
CLASS R4 SHARES	May 31, 2017	(3.98)	(4.78)	3.88	5.83
CLASS R5 SHARES	July 2, 2012	(3.91)	(4.62)	3.99	5.93
CLASS R6 SHARES	July 2, 2012	(3.80)	(4.53)	4.07	6.00

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(5.13)%	(5.98)%	4.10%	6.42%
CLASS R2 SHARES	July 2, 2012	(5.37)	(6.45)	3.63	5.94
CLASS R3 SHARES	May 31, 2017	(5.20)	(6.19)	3.93	6.25
CLASS R4 SHARES	May 31, 2017	(5.12)	(5.96)	4.19	6.51
CLASS R5 SHARES	July 2, 2012	(5.06)	(5.83)	4.29	6.61
CLASS R6 SHARES	July 2, 2012	(5.01)	(5.74)	4.36	6.68

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(6.12)%	(6.84)%	4.37%	7.04%
CLASS R2 SHARES	July 2, 2012	(6.34)	(7.25)	3.91	6.57
CLASS R3 SHARES	May 31, 2017	(6.28)	(7.08)	4.18	6.86
CLASS R4 SHARES	May 31, 2017	(6.11)	(6.79)	4.45	7.13
CLASS R5 SHARES	July 2, 2012	(6.08)	(6.68)	4.55	7.23
CLASS R6 SHARES	July 2, 2012	(6.03)	(6.59)	4.63	7.30

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(6.96)%	(7.61)%	4.53%	7.49%
CLASS R2 SHARES	July 2, 2012	(7.22)	(8.06)	4.05	7.02
CLASS R3 SHARES	May 31, 2017	(7.10)	(7.86)	4.35	7.31
CLASS R4 SHARES	May 31, 2017	(6.99)	(7.60)	4.61	7.59
CLASS R5 SHARES	July 2, 2012	(6.92)	(7.49)	4.71	7.69
CLASS R6 SHARES	July 2, 2012	(6.83)	(7.37)	4.79	7.76

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(7.71)%	(8.19)%	4.70%	7.79%
CLASS R2 SHARES	July 2, 2012	(7.92)	(8.66)	4.23	7.32
CLASS R3 SHARES	May 31, 2017	(7.81)	(8.43)	4.51	7.62
CLASS R4 SHARES	May 31, 2017	(7.74)	(8.22)	4.77	7.88
CLASS R5 SHARES	July 2, 2012	(7.63)	(8.06)	4.88	7.99
CLASS R6 SHARES	July 2, 2012	(7.58)	(7.98)	4.96	8.06

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(8.03)%	(8.56)%	4.66%	7.74%
CLASS R2 SHARES	July 2, 2012	(8.26)	(9.02)	4.19	7.27
CLASS R3 SHARES	May 31, 2017	(8.16)	(8.76)	4.48	7.57
CLASS R4 SHARES	May 31, 2017	(8.01)	(8.57)	4.74	7.84
CLASS R5 SHARES	July 2, 2012	(7.98)	(8.43)	4.84	7.94
CLASS R6 SHARES	July 2, 2012	(7.92)	(8.34)	4.92	8.02

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(8.05)%	(8.54)%	4.66%	7.76%
CLASS R2 SHARES	July 2, 2012	(8.25)	(8.97)	4.20	7.28
CLASS R3 SHARES	May 31, 2017	(8.13)	(8.73)	4.49	7.59
CLASS R4 SHARES	May 31, 2017	(8.03)	(8.53)	4.75	7.85
CLASS R5 SHARES	July 2, 2012	(7.94)	(8.40)	4.85	7.95
CLASS R6 SHARES	July 2, 2012	(7.89)	(8.27)	4.93	8.03

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(8.05)%	(8.60)%	4.69%	7.69%
CLASS R2 SHARES	July 2, 2012	(8.27)	(9.06)	4.23	7.21
CLASS R3 SHARES	May 31, 2017	(8.11)	(8.78)	4.52	7.52
CLASS R4 SHARES	May 31, 2017	(8.01)	(8.60)	4.77	7.78
CLASS R5 SHARES	July 2, 2012	(7.93)	(8.45)	4.88	7.88
CLASS R6 SHARES	July 2, 2012	(7.92)	(8.37)	4.96	7.96

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	(7.90)%	(8.16)%	4.94%
CLASS R2 SHARES	August 31, 2016	(8.12)	(8.56)	4.43
CLASS R3 SHARES	May 31, 2017	(8.04)	(8.41)	4.66
CLASS R4 SHARES	May 31, 2017	(7.92)	(8.17)	4.93
CLASS R5 SHARES	August 31, 2016	(7.82)	(8.01)	5.12
CLASS R6 SHARES	August 31, 2016	(7.79)	(7.93)	5.20

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from August 31, 2016 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 63.0%

Alternative Assets — 0.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	337,255	4,077,408

Fixed Income — 47.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	9,767,619	110,178,747

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,144,764	57,301,009

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	315,730	2,380,606

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	786,240	5,951,836

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,571,088	14,061,237

JPMorgan High Yield Fund Class R6 Shares (a)	4,657,049	31,621,360

JPMorgan Managed Income Fund Class L Shares (a)	1,196,099	11,960,990

Total Fixed Income		233,455,785

U.S. Equity — 15.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,930,801	73,968,978

Total Investment Companies (Cost $322,170,229)		311,502,171

Exchange Traded Funds — 30.7%

Alternative Assets — 1.2%

Schwab U.S. REIT ETF	157,997	6,084,465

Fixed Income — 13.0%

iShares Core U.S. Aggregate Bond ETF	165,944	17,671,376

iShares TIPS Bond ETF	422,719	46,291,958

Total Fixed Income		63,963,334

International Equity — 13.3%

iShares Core MSCI EAFE ETF	921,879	50,703,345

iShares Core MSCI Emerging Markets ETF	322,408	15,201,537

Total International Equity		65,904,882

U.S. Equity — 3.2%

iShares Russell 2000 ETF	46,922	6,282,856

iShares Russell Mid-Cap ETF	206,259	9,586,918

Total U.S. Equity		15,869,774

Total Exchange Traded Funds (Cost $158,384,819)		151,822,455

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $1,678,878)	1,680,000	1,678,393

	SHARES
Short-Term Investments — 7.0%

Investment Companies — 7.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $34,866,225)	34,866,225	34,866,225

Total Investments — 101.1% (Cost $517,100,151)		499,869,244
Liabilities in Excess of Other Assets — (1.1%)		(5,226,457)

Net Assets — 100.0%		494,642,787

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	21	03/2019	AUD	1,962,442	19,847

S&P 500 E-Mini Index	13	03/2019	USD	1,626,950	(2,251)

U.S. Treasury 10 Year Note	154	03/2019	USD	18,795,219	241,425

					259,021

Short Contracts

Hang Seng Index	(6)	01/2019	HKD	(990,012)	(22,721)

EURO STOXX 50 Index	(145)	03/2019	EUR	(4,932,818)	141,691

Euro-Bund	(27)	03/2019	EUR	(5,059,151)	(26,019)

MSCI Emerging Markets E-Mini Index	(47)	03/2019	USD	(2,272,215)	39,408

S&P/TSX 60 Index	(7)	03/2019	CAD	(875,564)	30,477

SPI 200 Index	(10)	03/2019	AUD	(980,408)	(8,292)

					154,544

					413,565

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 66.0%

Alternative Assets — 1.3%

JPMorgan Realty Income Fund Class R6 Shares (a)	830,709	10,043,277

Fixed Income — 46.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	16,082,481	181,410,382

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,866,590	95,170,053

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	424,582	3,201,348

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,361,636	10,307,583

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,160,311	19,334,782

JPMorgan High Yield Fund Class R6 Shares (a)	6,556,882	44,521,228

JPMorgan Managed Income Fund Class L Shares (a)	1,475,842	14,758,421

Total Fixed Income		368,703,797

U.S. Equity — 18.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	3,742,668	143,381,618

Total Investment Companies (Cost $544,985,879)		522,128,692

Exchange Traded Funds — 28.9%

Alternative Assets — 1.2%

Schwab U.S. REIT ETF	259,059	9,976,362

Fixed Income — 6.4%

iShares Core U.S. Aggregate Bond ETF	32,649	3,476,792

iShares TIPS Bond ETF	428,783	46,956,026

Total Fixed Income		50,432,818

International Equity — 17.1%

iShares Core MSCI EAFE ETF	1,885,311	103,692,105

iShares Core MSCI Emerging Markets ETF	671,649	31,668,251

Total International Equity		135,360,356

U.S. Equity — 4.2%

iShares Russell 2000 ETF	101,322	13,567,016

iShares Russell Mid-Cap ETF	425,515	19,777,937

Total U.S. Equity		33,344,953

Total Exchange Traded Funds (Cost $244,135,697)		229,114,489

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $3,037,928)	3,040,000	3,037,092

	SHARES
Short-Term Investments — 5.8%

Investment Companies — 5.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $46,029,185)	46,029,185	46,029,185

Total Investments — 101.1% (Cost $838,188,689)		800,309,458
Liabilities in Excess of Other Assets — (1.1%)		(8,545,022)

Net Assets — 100.0%		791,764,436

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	39	03/2019	AUD	3,644,535	36,859
S&P 500 E-Mini Index	78	03/2019	USD	9,761,700	(138,041)
U.S. Treasury 10 Year Note	279	03/2019	USD	34,051,078	526,748

					425,566

Short Contracts
Hang Seng Index	(12)	01/2019	HKD	(1,980,024)	(45,436)
EURO STOXX 50 Index	(197)	03/2019	EUR	(6,701,829)	246,833
Euro-Bund	(38)	03/2019	EUR	(7,120,286)	(47,054)
MSCI Emerging Markets E-Mini Index	(67)	03/2019	USD	(3,239,115)	56,086
Russell 2000 E-Mini Index	(15)	03/2019	USD	(1,012,200)	64,729
S&P/TSX 60 Index	(14)	03/2019	CAD	(1,751,128)	60,954
SPI 200 Index	(19)	03/2019	AUD	(1,862,774)	(15,759)

					320,353

					745,919

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 68.8%

Alternative Assets — 1.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,285,192	15,537,975

Fixed Income — 42.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	17,651,318	199,106,872

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,171,417	105,634,761

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	452,032	3,408,319

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,413,015	10,696,521

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,526,694	13,663,914

JPMorgan High Yield Fund Class R6 Shares (a)	7,122,096	48,359,035

JPMorgan Managed Income Fund Class L Shares (a)	2,123,534	21,235,338

Total Fixed Income		402,104,760

International Equity — 2.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	811,836	9,441,650

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	487,069	12,142,619

Total International Equity		21,584,269

U.S. Equity — 22.5%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,562,523	213,100,255

Total Investment Companies (Cost $683,963,118)		652,327,259

Exchange Traded Funds — 28.2%

Alternative Assets — 1.6%

Schwab U.S. REIT ETF	386,454	14,882,343

Fixed Income — 1.9%

iShares Core U.S. Aggregate Bond ETF	39,774	4,235,533

iShares TIPS Bond ETF	127,099	13,918,612

Total Fixed Income		18,154,145

International Equity — 19.5%

iShares Core MSCI EAFE ETF	2,921,851	160,701,805

iShares Core MSCI Emerging Markets ETF	525,731	24,788,217

Total International Equity		185,490,022

U.S. Equity — 5.2%

iShares Russell 2000 ETF	139,907	18,733,547

iShares Russell Mid-Cap ETF	650,656	30,242,491

Total U.S. Equity		48,976,038

Total Exchange Traded Funds (Cost $290,022,390)		267,502,548

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $4,052,280)	4,055,000	4,051,121

	SHARES
Short-Term Investments — 3.8%

Investment Companies — 3.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $36,334,872)	36,334,872	36,334,872

Total Investments — 101.2% (Cost $1,014,372,660)		960,215,800
Liabilities in Excess of Other Assets — (1.2%)		(11,119,050)

Net Assets — 100.0%		949,096,750

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	49	03/2019	AUD	4,579,031	46,311
MSCI Emerging Markets E-Mini Index	1	03/2019	USD	48,345	(1,012)
S&P 500 E-Mini Index	190	03/2019	USD	23,778,500	(948,741)
U.S. Treasury 10 Year Note	308	03/2019	USD	37,590,437	712,622

					(190,820)

Short Contracts
Hang Seng Index	(14)	01/2019	HKD	(2,310,028)	(53,008)
EURO STOXX 50 Index	(242)	03/2019	EUR	(8,232,703)	303,218
Euro-Bund	(47)	03/2019	EUR	(8,806,670)	(58,199)
S&P/TSX 60 Index	(18)	03/2019	CAD	(2,251,450)	78,371
SPI 200 Index	(24)	03/2019	AUD	(2,352,978)	(19,905)

					250,477

					59,657

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 66.0%

Alternative Assets — 1.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,522,456	18,406,497

Fixed Income — 34.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	14,126,968	159,352,193

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,532,531	84,470,895

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,643,398	12,391,223

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,198,808	9,074,979

JPMorgan High Yield Fund Class R6 Shares (a)	6,102,132	41,433,474

JPMorgan Managed Income Fund Class L Shares (a)	2,052,972	20,529,718

Total Fixed Income		327,252,482

International Equity — 2.7%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	980,751	11,406,130

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	570,184	14,214,677

Total International Equity		25,620,807

U.S. Equity — 26.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,676,670	255,783,246

Total Investment Companies (Cost $661,102,962)		627,063,032

Exchange Traded Funds — 32.1%

Alternative Assets — 1.9%

Schwab U.S. REIT ETF	479,022	18,447,137

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	42,074	4,480,460

International Equity — 23.4%

iShares Core MSCI EAFE ETF	3,478,587	191,322,285

iShares Core MSCI Emerging Markets ETF	649,177	30,608,696

Total International Equity		221,930,981

U.S. Equity — 6.3%

iShares Russell 2000 ETF	184,034	24,642,153

iShares Russell Mid-Cap ETF	751,453	34,927,535

Total U.S. Equity		59,569,688

Total Exchange Traded Funds (Cost $330,294,773)		304,428,266

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $4,087,258)	4,090,000	4,086,088

	SHARES
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $29,516,495)	29,516,495	29,516,495

Total Investments — 101.6% (Cost $1,025,001,488)		965,093,881
Liabilities in Excess of Other Assets — (1.6%)		(15,663,130)

Net Assets — 100.0%		949,430,751

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	50	03/2019	AUD	4,672,480	47,256
MSCI Emerging Markets E-Mini Index	14	03/2019	USD	676,830	(14,169)
S&P 500 E-Mini Index	183	03/2019	USD	22,902,450	(1,046,141)
U.S. Treasury 10 Year Note	174	03/2019	USD	21,236,156	374,398

					(638,656)

Short Contracts
Hang Seng Index	(15)	01/2019	HKD	(2,475,029)	(56,797)
EURO STOXX 50 Index	(249)	03/2019	EUR	(8,470,839)	311,987
Euro-Bund	(48)	03/2019	EUR	(8,994,046)	(59,437)
S&P/TSX 60 Index	(18)	03/2019	CAD	(2,251,450)	78,370
SPI 200 Index	(24)	03/2019	AUD	(2,352,978)	(19,905)

					254,218

					(384,438)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 62.1%

Alternative Assets — 2.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,380,741	16,693,157

Fixed Income — 26.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	8,179,050	92,259,681

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,138,742	49,232,710

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	968,287	7,300,885

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	862,841	6,531,704

JPMorgan High Yield Fund Class R6 Shares (a)	4,184,663	28,413,862

JPMorgan Managed Income Fund Class L Shares (a)	1,503,867	15,038,670

Total Fixed Income		198,777,512

International Equity — 3.1%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	930,780	10,824,975

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	511,629	12,754,902

Total International Equity		23,579,877

U.S. Equity — 30.8%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,124,758	234,639,470

Total Investment Companies (Cost $501,838,572)		473,690,016

Exchange Traded Funds — 36.5%

Alternative Assets — 2.2%

Schwab U.S. REIT ETF	442,263	17,031,548

Fixed Income — 0.6%

iShares Core U.S. Aggregate Bond ETF	39,470	4,203,160

International Equity — 26.5%

iShares Core MSCI EAFE ETF	3,167,363	174,204,965

iShares Core MSCI Emerging Markets ETF	596,592	28,129,313

Total International Equity		202,334,278

U.S. Equity — 7.2%

iShares Russell 2000 ETF	158,266	21,191,817

iShares Russell Mid-Cap ETF	715,670	33,264,342

Total U.S. Equity		54,456,159

Total Exchange Traded Funds (Cost $304,606,527)		278,025,145

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $3,357,741)	3,360,000	3,356,786

	SHARES
Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $23,141,592)	23,141,592	23,141,592

Total Investments — 102.1% (Cost $832,944,432)		778,213,539
Liabilities in Excess of Other Assets — (2.1%)		(15,699,850)

Net Assets — 100.0%		762,513,689

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480 4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	41	03/2019	AUD	3,831,434	38,750
MSCI Emerging Markets E-Mini Index	21	03/2019	USD	1,015,245	(21,254)
S&P 500 E-Mini Index	142	03/2019	USD	17,771,300	(845,793)
U.S. Treasury 10 Year Note	101	03/2019	USD	12,326,734	265,409

					(562,888)

Short Contracts
Hang Seng Index	(12)	01/2019	HKD	(1,980,024)	(45,436)
EURO STOXX 50 Index	(205)	03/2019	EUR	(6,973,984)	256,852
Euro-Bund	(40)	03/2019	EUR	(7,495,038)	(49,531)
S&P/TSX 60 Index	(15)	03/2019	CAD	(1,876,209)	65,309
SPI 200 Index	(19)	03/2019	AUD	(1,862,774)	(15,759)

					211,435

					(351,453)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 59.8%

Alternative Assets — 2.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,392,172	16,831,361

Fixed Income — 19.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,773,448	53,844,494

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,496,876	28,044,943

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	846,521	6,382,771

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	611,467	4,628,804

JPMorgan High Yield Fund Class R6 Shares (a)	3,550,995	24,111,257

JPMorgan Managed Income Fund Class L Shares (a)	1,574,107	15,741,071

Total Fixed Income		132,753,340

International Equity — 3.8%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	929,805	10,813,628

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	609,110	15,185,117

Total International Equity		25,998,745

U.S. Equity — 34.4%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,185,978	236,984,805

Total Investment Companies (Cost $439,353,801)		412,568,251

Exchange Traded Funds — 39.5%

Alternative Assets — 2.4%

Schwab U.S. REIT ETF	435,843	16,784,314

Fixed Income — 0.4%

iShares Core U.S. Aggregate Bond ETF	28,990	3,087,145

International Equity — 28.8%

iShares Core MSCI EAFE ETF	3,157,648	173,670,641

iShares Core MSCI Emerging Markets ETF	527,463	24,869,880

Total International Equity		198,540,521

U.S. Equity — 7.9%

iShares Russell 2000 ETF	163,980	21,956,922

iShares Russell Mid-Cap ETF	696,600	32,377,968

Total U.S. Equity		54,334,890

Total Exchange Traded Funds (Cost $297,209,720)		272,746,870

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $3,081,931)	3,084,000	3,081,050

	SHARES
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $17,651,912)	17,651,912	17,651,912

Total Investments — 102.3% (Cost $757,297,364)		706,048,083
Liabilities in Excess of Other Assets — (2.3%)		(16,064,970)

Net Assets — 100.0%		689,983,113

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	38	03/2019	AUD	3,551,085	35,914
MSCI Emerging Markets E-Mini Index	49	03/2019	USD	2,368,905	(49,591)
S&P 500 E-Mini Index	113	03/2019	USD	14,141,950	(683,559)
U.S. Treasury 10 Year Note	85	03/2019	USD	10,373,984	235,284

					(461,952)

Short Contracts
Hang Seng Index	(11)	01/2019	HKD	(1,815,021)	(41,654)
EURO STOXX 50 Index	(188)	03/2019	EUR	(6,395,654)	235,551
Euro-Bund	(37)	03/2019	EUR	(6,932,910)	(45,816)
S&P/TSX 60 Index	(14)	03/2019	CAD	(1,751,128)	60,954
SPI 200 Index	(18)	03/2019	AUD	(1,764,734)	(14,933)

					194,102

					(267,850)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 59.0%

Alternative Assets — 2.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,104,547	13,353,970

Fixed Income — 16.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,757,096	31,100,044

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,042,547	16,381,230

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	549,153	4,140,610

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	496,469	3,758,273

JPMorgan High Yield Fund Class R6 Shares (a)	2,558,251	17,370,526

JPMorgan Managed Income Fund Class L Shares (a)	1,345,103	13,451,032

Total Fixed Income		86,201,715

International Equity — 4.0%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	905,993	10,536,697

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	407,687	10,163,643

Total International Equity		20,700,340

U.S. Equity — 36.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	4,940,885	189,285,304

Total Investment Companies (Cost $330,744,642)		309,541,329

Exchange Traded Funds — 41.5%

Alternative Assets — 2.6%

Schwab U.S. REIT ETF	356,450	13,726,889

Fixed Income — 0.6%

iShares Core U.S. Aggregate Bond ETF	29,363	3,126,866

International Equity — 30.1%

iShares Core MSCI EAFE ETF	2,524,462	138,845,409

iShares Core MSCI Emerging Markets ETF	395,971	18,670,033

Total International Equity		157,515,442

U.S. Equity — 8.2%

iShares Russell 2000 ETF	128,614	17,221,415

iShares Russell Mid-Cap ETF	557,542	25,914,552

Total U.S. Equity		43,135,967

Total Exchange Traded Funds (Cost $240,146,067)		217,505,164

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $2,428,362)	2,430,000	2,427,676

	SHARES
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $11,223,204)	11,223,204	11,223,204

Total Investments — 103.1% (Cost $584,542,275)		540,697,373
Liabilities in Excess of Other Assets — (3.1%)		(16,501,427)

Net Assets — 100.0%		524,195,946

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	29	03/2019	AUD	2,710,039	27,408
MSCI Emerging Markets E-Mini Index	48	03/2019	USD	2,320,560	(48,579)
S&P 500 E-Mini Index	97	03/2019	USD	12,139,550	(651,639)
U.S. Treasury 10 Year Note	72	03/2019	USD	8,787,375	187,276

					(485,534)

Short Contracts
Hang Seng Index	(8)	01/2019	HKD	(1,320,016)	(30,293)
EURO STOXX 50 Index	(146)	03/2019	EUR	(4,966,837)	182,930
Euro-Bund	(28)	03/2019	EUR	(5,246,527)	(34,672)
S&P/TSX 60 Index	(10)	03/2019	CAD	(1,250,806)	43,538
SPI 200 Index	(14)	03/2019	AUD	(1,372,571)	(11,613)

					149,890

					(335,644)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 58.4%

Alternative Assets — 2.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	819,073	9,902,599

Fixed Income — 16.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,009,893	22,671,589

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,487,105	11,926,582

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	450,049	3,393,373

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	306,972	2,323,775

JPMorgan High Yield Fund Class R6 Shares (a)	1,879,161	12,759,506

JPMorgan Managed Income Fund Class L Shares (a)	1,012,895	10,128,947

Total Fixed Income		63,203,772

International Equity — 3.7%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	503,453	5,855,161

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	344,876	8,597,759

Total International Equity		14,452,920

U.S. Equity — 35.8%

JPMorgan Equity Index Fund Class R6 Shares (a)	3,612,267	138,385,948

Total Investment Companies (Cost $241,471,803)		225,945,239

Exchange Traded Funds — 41.5%

Alternative Assets — 2.6%

Schwab U.S. REIT ETF	256,801	9,889,406

Fixed Income — 0.7%

iShares Core U.S. Aggregate Bond ETF	24,059	2,562,043

International Equity — 30.1%

iShares Core MSCI EAFE ETF	1,847,997	101,639,834

iShares Core MSCI Emerging Markets ETF	316,804	14,937,309

Total International Equity		116,577,143

U.S. Equity — 8.1%

iShares Russell 2000 ETF	92,774	12,422,439

iShares Russell Mid-Cap ETF	410,913	19,099,236

Total U.S. Equity		31,521,675

Total Exchange Traded Funds (Cost $176,616,898)		160,550,267

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $1,758,800)	1,760,000	1,758,317

	SHARES
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $7,551,432)	7,551,432	7,551,432

Total Investments — 102.4% (Cost $427,398,933)		395,805,255
Liabilities in Excess of Other Assets — (2.4%)		(9,092,172)

Net Assets — 100.0%		386,713,083

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480 4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	22	03/2019	AUD	2,055,891	20,792
MSCI Emerging Markets E-Mini Index	33	03/2019	USD	1,595,385	(33,398)
S&P 500 E-Mini Index	71	03/2019	USD	8,885,650	(518,392)
U.S. Treasury 10 Year Note	52	03/2019	USD	6,346,438	135,006

					(395,992)

Short Contracts
Hang Seng Index	(6)	01/2019	HKD	(990,012)	(22,721)
EURO STOXX 50 Index	(107)	03/2019	EUR	(3,640,079)	134,061
Euro-Bund	(21)	03/2019	EUR	(3,934,895)	(26,004)
S&P/TSX 60 Index	(8)	03/2019	CAD	(1,000,645)	34,831
SPI 200 Index	(10)	03/2019	AUD	(980,408)	(8,292)

					111,875

					(284,117)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 59.3%

Alternative Assets — 2.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	393,981	4,763,229

Fixed Income — 16.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,015,739	11,457,540

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	722,269	5,792,594

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	177,238	1,336,372

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	172,075	1,302,608

JPMorgan High Yield Fund Class R6 Shares (a)	922,298	6,262,401

JPMorgan Managed Income Fund Class L Shares (a)	509,452	5,094,518

Total Fixed Income		31,246,033

International Equity — 4.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	279,895	3,255,183

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	191,313	4,769,434

Total International Equity		8,024,617

U.S. Equity — 36.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,779,045	68,155,217

Total Investment Companies (Cost $120,212,209)		112,189,096

Exchange Traded Funds — 40.9%

Alternative Assets — 2.6%

Schwab U.S. REIT ETF	127,630	4,915,031

Fixed Income — 0.6%

iShares Core U.S. Aggregate Bond ETF	9,996	1,064,474

International Equity — 29.6%

iShares Core MSCI EAFE ETF	904,011	49,720,605

iShares Core MSCI Emerging Markets ETF	133,933	6,314,941

Total International Equity		56,035,546

U.S. Equity — 8.1%

iShares Russell 2000 ETF	45,061	6,033,668

iShares Russell Mid-Cap ETF	200,212	9,305,854

Total U.S. Equity		15,339,522

Total Exchange Traded Funds (Cost $86,170,469)		77,354,573

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $889,383)	890,000	889,149

	SHARES
Short-term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (c) (Cost $3,587,439)	3,587,439	3,587,439

Total Investments — 102.5% (Cost $210,859,500)		194,020,257
Liabilities in Excess of Other Assets — (2.5%)		(4,750,108)

Net Assets — 100.0%		189,270,149

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Australia 10 Year Bond	11	03/2019	AUD	1,027,946	10,396
MSCI Emerging Markets E-Mini Index	15	03/2019	USD	725,175	(15,181)
S&P 500 E-Mini Index	33	03/2019	USD	4,129,950	(240,942)
U.S. Treasury 10 Year Note	26	03/2019	USD	3,173,219	68,249

					(177,478)

Short Contracts
Hang Seng Index	(3)	01/2019	HKD	(495,006)	(11,360)
EURO STOXX 50 Index	(52)	03/2019	EUR	(1,769,011)	65,154
Euro-Bund	(10)	03/2019	EUR	(1,873,760)	(12,383)
S&P/TSX 60 Index	(4)	03/2019	CAD	(500,322)	17,415
SPI 200 Index	(5)	03/2019	AUD	(490,204)	(4,146)

					54,680

					(122,798)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 57.3%

Alternative Assets — 2.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	45,317	547,879

Fixed Income — 13.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	129,980	1,466,179

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	92,699	743,442

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11,246	84,793

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,584	19,557

JPMorgan High Yield Fund Class R6 Shares (a)	98,687	670,088

Total Fixed Income		2,984,059

International Equity — 4.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	37,855	440,253

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	21,601	538,517

Total International Equity		978,770

U.S. Equity — 37.4%

JPMorgan Equity Index Fund Class R6 Shares (a)	220,421	8,444,320

Total Investment Companies (Cost $13,949,560)		12,955,028

Exchange Traded Funds — 38.8%

Alternative Assets — 2.6%

Schwab U.S. REIT ETF	15,421	593,863

Fixed Income — 0.4%

iShares Core U.S. Aggregate Bond ETF	939	99,994

International Equity — 27.4%

iShares Core MSCI EAFE ETF	98,368	5,410,240

iShares Core MSCI Emerging Markets ETF	16,337	770,289

Total International Equity		6,180,529

U.S. Equity — 8.4%

iShares Russell 2000 ETF	5,458	730,826

iShares Russell Mid-Cap ETF	24,853	1,155,168

Total U.S. Equity		1,885,994

Total Exchange Traded Funds (Cost $9,864,582)		8,760,380

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 5.6%

Investment Companies — 5.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $1,263,388)	1,263,388	1,263,388

Total Investments — 101.7% (Cost $25,077,530)		22,978,796
Liabilities in Excess of Other Assets — (1.7%)		(393,871)

Net Assets — 100.0%		22,584,925

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$153,500,848	$232,151,581	$271,553,669
Investments in affiliates, at value	346,368,396	568,157,877	688,662,131
Cash	12,364	14,492	—
Receivables:
Fund shares sold	831,288	561,619	1,428,652
Interest from non-affiliates	9,489	16,903	22,955
Dividends from affiliates	31,823	36,708	50,801
Variation margin on futures contracts	994,574	1,653,274	2,019,890
Due from Adviser	27,896	33,787	31,328
Other assets	27,454	—	68,865

Total Assets	501,804,132	802,626,241	963,838,291

LIABILITIES:
Payables:
Due to custodian	—	—	8,011
Distributions	16,823	39,026	71,592
Fund shares redeemed	7,090,713	10,745,455	14,548,481
Accrued liabilities:
Administration fees	14,723	30,905	39,554
Distribution fees	130	7,767	5,814
Service fees	8,369	30,144	29,019
Custodian and accounting fees	9,244	7,962	8,435
Trustees’ and Chief Compliance Officer’s fees	274	29	201
Other	21,069	517	30,434

Total Liabilities	7,161,345	10,861,805	14,741,541

Net Assets	$494,642,787	$791,764,436	$949,096,750

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$514,406,532	$832,173,999	$1,007,152,764
Total distributable earnings (loss) (a)	(19,763,745)	(40,409,563)	(58,056,014)

Total Net Assets	$494,642,787	$791,764,436	$949,096,750

Net Assets:
Class I	$7,624,116	$21,499,919	$21,492,945
Class R2	43,988	48,334	806,546
Class R3	519,087	34,297,971	23,602,067
Class R4	2,045,653	3,523,399	7,178,024
Class R5	59,748,583	171,041,783	159,737,909
Class R6	424,661,360	561,353,030	736,279,259

Total	$494,642,787	$791,764,436	$949,096,750

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	468,593	1,195,507	1,136,565
Class R2	2,704	2,688	42,665
Class R3	31,889	1,909,657	1,249,657
Class R4	125,723	195,704	379,171
Class R5	3,673,049	9,506,702	8,443,285
Class R6	26,090,189	31,192,111	38,911,943

Net Asset Value (b):
Class I — Offering and redemption price per share	$16.27	$17.98	$18.91
Class R2 — Offering and redemption price per share	16.27	17.98	18.90
Class R3 — Offering and redemption price per share	16.28	17.96	18.89
Class R4 — Offering and redemption price per share	16.27	18.00	18.93
Class R5 — Offering and redemption price per share	16.27	17.99	18.92
Class R6 — Offering and redemption price per share	16.28	18.00	18.92

Cost of investments in non-affiliates	$160,063,697	$247,173,625	$294,074,670
Cost of investments in affiliates	357,036,454	591,015,064	720,297,990

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$308,514,354	$281,381,931	$275,827,920
Investments in affiliates, at value	656,579,527	496,831,608	430,220,163
Receivables:
Fund shares sold	1,064,530	1,165,631	1,095,514
Interest from non-affiliates	24,045	20,241	18,878
Dividends from affiliates	48,734	35,802	37,031
Variation margin on futures contracts	2,692,165	1,768,677	1,448,872
Due from Adviser	12,043	—	—
Other assets	43,680	68,908	40,990

Total Assets	968,979,078	781,272,798	708,689,368

LIABILITIES:
Payables:
Due to custodian	9,169	2,382	11,059
Distributions	63,970	57,986	35,603
Fund shares redeemed	19,356,698	18,605,156	18,564,432
Accrued liabilities:
Investment advisory fees	—	3,569	11,787
Administration fees	39,944	31,204	27,503
Distribution fees	5,192	2,680	1,467
Service fees	35,134	22,374	22,147
Custodian and accounting fees	8,275	8,387	8,164
Trustees’ and Chief Compliance Officer’s fees	57	165	278
Other	29,888	25,206	23,815

Total Liabilities	19,548,327	18,759,109	18,706,255

Net Assets	$949,430,751	$762,513,689	$689,983,113

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$1,012,542,031	$819,977,634	$743,466,206
Total distributable earnings (loss) (a)	(63,111,280)	(57,463,945)	(53,483,093)

Total Net Assets	$949,430,751	$762,513,689	$689,983,113

Net Assets:
Class I	$25,026,083	$13,315,351	$17,115,073
Class R2	567,566	58,226	78,578
Class R3	22,595,843	11,952,660	6,161,348
Class R4	7,355,894	8,838,508	6,925,257
Class R5	199,870,605	116,736,748	130,170,830
Class R6	694,014,760	611,612,196	529,532,027

Total	$949,430,751	$762,513,689	$689,983,113

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	1,275,495	656,557	833,332
Class R2	28,918	2,874	3,828
Class R3	1,153,745	590,109	300,386
Class R4	374,409	435,322	336,930
Class R5	10,184,584	5,752,468	6,335,309
Class R6	35,345,620	30,131,716	25,766,584

Net Asset Value (b):
Class I — Offering and redemption price per share	$19.62	$20.28	$20.54
Class R2 — Offering and redemption price per share	19.63	20.26	20.53
Class R3 — Offering and redemption price per share	19.58	20.26	20.51
Class R4 — Offering and redemption price per share	19.65	20.30	20.55
Class R5 — Offering and redemption price per share	19.62	20.29	20.55
Class R6 — Offering and redemption price per share	19.64	20.30	20.55

Cost of investments in non-affiliates	$334,382,031	$307,964,268	$300,291,651
Cost of investments in affiliates	690,619,457	524,980,164	457,005,713

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$219,932,840	$162,308,584	$78,243,722	$8,760,380
Investments in affiliates, at value	320,764,533	233,496,671	115,776,535	14,218,416
Cash	—	—	—	1,512
Receivables:
Fund shares sold	915,017	723,926	539,764	219,116
Interest from non-affiliates	15,005	10,854	5,466	154
Dividends from affiliates	31,383	23,572	11,841	85
Variation margin on futures contracts	1,208,709	1,037,043	416,242	—
Due from Adviser	—	—	5,639	13,910
Other assets	39,328	35,045	39,892	—

Total Assets	542,906,815	397,635,695	195,039,101	23,213,573

LIABILITIES:
Payables:
Due to custodian	11,821	9,155	5,079	—
Distributions	65,309	26,468	12,454	2,121
Fund shares redeemed	18,563,331	10,834,647	5,722,858	595,308
Accrued liabilities:
Investment advisory fees	8,983	4,075	—	—
Administration fees	18,856	12,046	1,064	6
Distribution fees	986	398	173	156
Service fees	13,491	12,092	4,587	631
Custodian and accounting fees	8,160	8,191	8,345	10,651
Trustees’ and Chief Compliance Officer’s fees	282	298	736	2,710
Other	19,650	15,242	13,656	17,065

Total Liabilities	18,710,869	10,922,612	5,768,952	628,648

Net Assets	$524,195,946	$386,713,083	$189,270,149	$22,584,925

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$570,131,555	$419,740,576	$206,825,153	$24,828,273
Total distributable earnings (loss) (a)	(45,935,609)	(33,027,493)	(17,555,004)	(2,243,348)

Total Net Assets	$524,195,946	$386,713,083	$189,270,149	$22,584,925

Net Assets:
Class I	$7,538,479	$8,707,787	$2,886,410	$1,114,409
Class R2	30,362	51,747	43,464	27,964
Class R3	4,325,307	2,060,072	666,602	646,047
Class R4	6,172,244	4,447,340	2,215,742	242,032
Class R5	80,891,581	77,483,251	32,116,037	1,096,711
Class R6	425,237,973	293,962,886	151,341,894	19,457,762

Total	$524,195,946	$386,713,083	$189,270,149	$22,584,925

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	365,816	423,632	141,535	70,657
Class R2	1,474	2,520	2,133	1,774
Class R3	210,248	100,289	32,741	41,011
Class R4	299,481	216,294	108,701	15,323
Class R5	3,924,306	3,769,677	1,574,986	69,552
Class R6	20,611,057	14,293,107	7,417,238	1,233,769

Net Asset Value (b):
Class I — Offering and redemption price per share	$20.61	$20.56	$20.39	$15.77
Class R2 — Offering and redemption price per share	20.60	20.53	20.38	15.77
Class R3 — Offering and redemption price per share	20.57	20.54	20.36	15.75
Class R4 — Offering and redemption price per share	20.61	20.56	20.38	15.80
Class R5 — Offering and redemption price per share	20.61	20.55	20.39	15.77
Class R6 — Offering and redemption price per share	20.63	20.57	20.40	15.77

Cost of investments in non-affiliates	$242,574,429	$178,375,698	$87,059,852	$9,864,582
Cost of investments in affiliates	341,967,846	249,023,235	123,799,648	15,212,948

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,747,281	$3,184,378	$3,742,133
Dividend income from affiliates	4,548,544	8,347,665	9,790,164
Interest income from non-affiliates	16,356	29,841	39,532

Total investment income	6,312,181	11,561,884	13,571,829

EXPENSES:
Investment advisory fees	504,625	950,548	1,150,609
Administration fees	163,686	308,356	373,250
Distribution fees:
Class A (a)	44	23	23
Class C (a)	129	67	69
Class R2	114	102	2,060
Class R3	686	13,162	9,573
Service fees:
Class A (a)	44	23	23
Class C (a)	43	22	23
Class I	15,719	32,543	30,719
Class R2	57	51	1,030
Class R3	686	13,162	9,573
Class R4	6,312	15,115	25,909
Class R5	35,850	96,762	88,374
Custodian and accounting fees	12,481	15,533	15,949
Professional fees	21,340	24,512	26,358
Trustees’ and Chief Compliance Officer’s fees	13,606	14,021	14,504
Printing and mailing costs	9,758	17,277	20,732
Registration and filing fees	63,048	68,549	71,272
Transfer agency fees (See Note 2.G.)	3,608	4,757	5,558
Other	8,478	10,384	11,567

Total expenses	860,314	1,584,969	1,857,175

Less fees waived	(589,009)	(1,073,172)	(1,290,848)
Less expense reimbursements	(170,085)	(229,836)	(211,184)

Net expenses	101,220	281,961	355,143

Net investment income (loss)	6,210,961	11,279,923	13,216,686

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(174,230)	(73,404)	—
Investments in affiliates	(972,184)	(1,666,986)	(1,569,770)
Futures contracts	(1,133,639)	(1,468,495)	(2,800,382)
Foreign currency transactions	(6,415)	(13,028)	(17,732)

Net realized gain (loss)	(2,286,468)	(3,221,913)	(4,387,884)

Distributions of capital gains received from investment company affiliates	298,120	694,910	968,601

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(10,380,467)	(24,453,632)	(34,452,682)
Investments in affiliates	(6,823,807)	(15,796,111)	(25,363,702)
Futures contracts	794,048	1,651,856	1,305,754
Foreign currency translations	7,318	5,438	7,020

Change in net unrealized appreciation/depreciation	(16,402,908)	(38,592,449)	(58,503,610)

Net realized/unrealized gains (losses)	(18,391,256)	(41,119,452)	(61,922,893)

Change in net assets resulting from operations	$(12,180,295)	$(29,839,529)	$(48,706,207)

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,241,803	$3,910,915	$3,878,348
Dividend income from affiliates	9,064,131	6,603,511	5,500,495
Interest income from non-affiliates	39,867	32,787	30,071
Interest income from affiliates	3	5	—

Total investment income	13,345,804	10,547,218	9,408,914

EXPENSES:
Investment advisory fees	1,182,628	963,705	880,937
Administration fees	383,642	312,622	285,773
Distribution fees:
Class A (a)	24	24	25
Class C (a)	70	72	73
Class R2	1,528	74	153
Class R3	12,867	4,616	2,979
Service fees:
Class A (a)	24	24	25
Class C (a)	23	24	24
Class I	40,038	20,721	27,699
Class R2	764	37	77
Class R3	12,867	4,616	2,979
Class R4	36,884	32,572	26,385
Class R5	113,320	68,376	77,566
Custodian and accounting fees	15,847	15,862	15,622
Professional fees	26,202	24,633	24,206
Trustees’ and Chief Compliance Officer’s fees	14,371	14,206	13,923
Printing and mailing costs	21,598	17,871	16,219
Registration and filing fees	73,176	68,885	66,478
Transfer agency fees (See Note 2.G.)	5,352	5,230	5,145
Other	14,709	10,499	10,819

Total expenses	1,955,934	1,564,669	1,457,107

Less fees waived	(1,325,300)	(1,079,837)	(933,696)
Less expense reimbursements	(89,478)	(2,106)	(2,100)

Net expenses	541,156	482,726	521,311

Net investment income (loss)	12,804,648	10,064,492	8,887,603

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(139,312)	—	(117,754)
Investments in affiliates	(478,782)	(458,838)	(313,214)
Futures contracts	(3,044,284)	(2,594,933)	(2,257,927)
Foreign currency transactions	(11,485)	(12,612)	(9,323)

Net realized gain (loss)	(3,673,863)	(3,066,383)	(2,698,218)

Distributions of capital gains received from investment company affiliates	1,084,827	942,396	914,021

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(40,514,924)	(37,753,003)	(37,406,606)
Investments in affiliates	(30,056,360)	(26,849,202)	(27,152,859)
Futures contracts	1,023,810	677,377	739,451
Foreign currency translations	(10,840)	9,772	14,601

Change in net unrealized appreciation/depreciation	(69,558,314)	(63,915,056)	(63,805,413)

Net realized/unrealized gains (losses)	(72,147,350)	(66,039,043)	(65,589,610)

Change in net assets resulting from operations	$(59,342,702)	$(55,974,551)	$(56,702,007)

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,072,338	$2,258,155	$1,097,686	$121,651
Dividend income from affiliates	4,134,761	2,970,582	1,460,469	157,736
Interest income from non-affiliates	23,740	17,276	8,764	—
Interest income from affiliates	3	—	—	—

Total investment income	7,230,842	5,246,013	2,566,919	279,387

EXPENSES:
Investment advisory fees	680,043	495,472	238,666	24,785
Administration fees	220,603	160,730	77,423	8,039
Distribution fees:
Class A (a)	25	25	25	23
Class C (a)	73	73	73	69
Class R2	72	98	88	69
Class R3	1,772	909	336	487
Service fees:
Class A (a)	25	25	25	23
Class C (a)	24	25	24	23
Class I	15,930	19,489	7,268	1,526
Class R2	36	49	44	35
Class R3	1,772	909	336	486
Class R4	17,340	14,825	4,193	1,246
Class R5	49,043	45,446	18,789	544
Custodian and accounting fees	15,681	15,512	15,502	17,336
Professional fees	23,047	21,886	21,325	20,926
Trustees’ and Chief Compliance Officer’s fees	13,781	13,505	13,356	15,183
Printing and mailing costs	12,753	9,544	6,970	986
Registration and filing fees	63,782	61,141	55,609	47,489
Transfer agency fees (See Note 2.G.)	4,522	3,942	3,458	2,192
Other	10,284	7,329	7,043	4,578

Total expenses	1,130,608	870,934	470,553	146,045

Less fees waived	(726,741)	(556,218)	(302,721)	(33,171)
Less expense reimbursements	(1,917)	(1,894)	(23,841)	(96,033)

Net expenses	401,950	312,822	143,991	16,841

Net investment income (loss)	6,828,892	4,933,191	2,422,928	262,546

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(326,884)	(133,451)	(29,028)	(74,996)
Investments in affiliates	(107,558)	(170,404)	(91,298)	(39,370)
Futures contracts	(2,054,992)	(1,359,490)	(684,445)	4,032
Foreign currency transactions	(10,406)	(9,167)	(3,191)	—

Net realized gain (loss)	(2,499,840)	(1,672,512)	(807,962)	(110,334)

Distributions of capital gains received from investment company affiliates	710,839	518,814	253,953	31,331

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(29,722,762)	(21,999,323)	(10,676,785)	(1,134,884)
Investments in affiliates	(21,512,311)	(15,788,681)	(7,948,596)	(1,002,437)
Futures contracts	491,315	277,679	132,742	—
Foreign currency translations	9,795	3,888	5,402	—

Change in net unrealized appreciation/depreciation	(50,733,963)	(37,506,437)	(18,487,237)	(2,137,321)

Net realized/unrealized gains (losses)	(52,522,964)	(38,660,135)	(19,041,246)	(2,216,324)

Change in net assets resulting from operations	$(45,694,072)	$(33,726,944)	$(16,618,318)	$(1,953,778)

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,210,961	$8,131,146	$11,279,923	$15,088,170
Net realized gain (loss)	(2,286,468)	12,154,836	(3,221,913)	27,037,285
Distributions of capital gains received from investment company non-affiliates	—	43	—	—
Distributions of capital gains received from investment company affiliates	298,120	624,524	694,910	1,439,840
Change in net unrealized appreciation/depreciation	(16,402,908)	(11,909,797)	(38,592,449)	(23,030,711)

Change in net assets resulting from operations	(12,180,295)	9,000,752	(29,839,529)	20,534,584

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(252)	(987)	(119)	(510)
Class C (b)	(190)	(745)	(88)	(383)
Class I	(357,460)	(351,219)	(1,036,895)	(627,086)
Class R2	(1,767)	(865)	(2,079)	(447)
Class R3	(21,524)	(5,547)	(1,500,896)	(24,588)
Class R4	(210,252)	(82,925)	(561,309)	(184,541)
Class R5	(2,800,934)	(1,583,815)	(8,490,268)	(3,587,729)
Class R6	(14,366,583)	(6,457,602)	(25,029,403)	(11,285,207)

Total distributions to shareholders	(17,758,962)	(8,483,705)	(36,621,057)	(15,710,491)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	137,914,838	187,247,524	111,155,975	370,840,121

NET ASSETS:
Change in net assets	107,975,581	187,764,571	44,695,389	375,664,214
Beginning of period	386,667,206	198,902,635	747,069,047	371,404,833

End of period	$494,642,787	$386,667,206	$791,764,436	$747,069,047

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund
Class A
From net investment income	$(987)	$(510)

Class C
From net investment income	(745)	(383)

Class I
From net investment income	(351,219)	(627,086)

Class R2
From net investment income	(865)	(447)

Class R3
From net investment income	(5,547)	(24,588)

Class R4
From net investment income	(82,925)	(184,541)

Class R5
From net investment income	(1,583,815)	(3,587,729)

Class R6
From net investment income	(6,457,602)	(11,285,207)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,216,686	$16,449,986	$12,804,648	$16,393,212
Net realized gain (loss)	(4,387,884)	28,026,756	(3,673,863)	34,999,030
Distributions of capital gains received from investment company affiliates	968,601	1,718,850	1,084,827	2,004,140
Change in net unrealized appreciation/depreciation	(58,503,610)	(21,917,480)	(69,558,314)	(23,617,345)

Change in net assets resulting from operations	(48,706,207)	24,278,112	(59,342,702)	29,779,037

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(102)	(501)	(90)	(496)
Class C (b)	(69)	(374)	(56)	(366)
Class I	(905,284)	(590,893)	(1,199,543)	(699,433)
Class R2	(30,572)	(12,734)	(26,069)	(431)
Class R3	(929,881)	(19,575)	(992,040)	(55,049)
Class R4	(798,210)	(313,431)	(1,308,570)	(451,659)
Class R5	(6,962,815)	(3,441,193)	(9,898,946)	(4,076,060)
Class R6	(29,862,117)	(12,873,919)	(31,507,024)	(12,252,012)

Total distributions to shareholders	(39,489,050)	(17,252,620)	(44,932,338)	(17,535,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	167,859,826	507,301,254	143,533,974	511,736,228

NET ASSETS:
Change in net assets	79,664,569	514,326,746	39,258,934	523,979,759
Beginning of period	869,432,181	355,105,435	910,171,817	386,192,058

End of period	$949,096,750	$869,432,181	$949,430,751	$910,171,817

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund
Class A
From net investment income	$(501)	$(496)

Class C
From net investment income	(374)	(366)

Class I
From net investment income	(590,893)	(699,433)

Class R2
From net investment income	(12,734)	(431)

Class R3
From net investment income	(19,575)	(55,049)

Class R4
From net investment income	(313,431)	(451,659)

Class R5
From net investment income	(3,441,193)	(4,076,060)

Class R6
From net investment income	(12,873,919)	(12,252,012)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,064,492	$12,410,097	$8,887,603	$11,588,623
Net realized gain (loss)	(3,066,383)	26,736,922	(2,698,218)	29,493,296
Distributions of capital gains received from investment company affiliates	942,396	1,619,335	914,021	1,698,456
Change in net unrealized appreciation/depreciation	(63,915,056)	(15,642,166)	(63,805,413)	(14,438,332)

Change in net assets resulting from operations	(55,974,551)	25,124,188	(56,702,007)	28,342,043

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(77)	(489)	(69)	(487)
Class C (b)	(43)	(357)	(34)	(354)
Class I	(602,938)	(348,040)	(922,062)	(467,552)
Class R2	(1,512)	(422)	(3,751)	(421)
Class R3	(501,237)	(7,329)	(323,699)	(8,614)
Class R4	(1,113,575)	(384,553)	(1,034,014)	(305,890)
Class R5	(5,717,343)	(2,345,331)	(7,502,760)	(2,422,869)
Class R6	(26,881,672)	(10,276,879)	(26,978,478)	(9,412,945)

Total distributions to shareholders	(34,818,397)	(13,363,400)	(36,764,867)	(12,619,132)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	126,666,340	436,860,635	114,501,952	353,968,123

NET ASSETS:
Change in net assets	35,873,392	448,621,423	21,035,078	369,691,034
Beginning of period	726,640,297	278,018,874	668,948,035	299,257,001

End of period	$762,513,689	$726,640,297	$689,983,113	$668,948,035

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
Class A
From net investment income	$(489)	$(487)

Class C
From net investment income	(357)	(354)

Class I
From net investment income	(348,040)	(467,552)

Class R2
From net investment income	(422)	(421)

Class R3
From net investment income	(7,329)	(8,614)

Class R4
From net investment income	(384,553)	(305,890)

Class R5
From net investment income	(2,345,331)	(2,422,869)

Class R6
From net investment income	(10,276,879)	(9,412,945)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,828,892	$8,380,510	$4,933,191	$6,116,399
Net realized gain (loss)	(2,499,840)	18,119,722	(1,672,512)	14,178,130
Distributions of capital gains received from investment company affiliates	710,839	1,167,641	518,814	900,078
Change in net unrealized appreciation/depreciation	(50,733,963)	(8,858,154)	(37,506,437)	(6,689,348)

Change in net assets resulting from operations	(45,694,072)	18,809,719	(33,726,944)	14,505,259

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(64)	(485)	(64)	(483)
Class C (b)	(30)	(352)	(30)	(349)
Class I	(340,599)	(291,255)	(427,861)	(334,112)
Class R2	(1,226)	(419)	(2,222)	(415)
Class R3	(183,618)	(3,421)	(71,862)	(4,000)
Class R4	(580,324)	(191,363)	(509,548)	(166,708)
Class R5	(3,985,548)	(1,600,617)	(3,999,011)	(1,317,843)
Class R6	(18,737,456)	(6,998,692)	(13,704,154)	(4,840,279)

Total distributions to shareholders	(23,828,865)	(9,086,604)	(18,714,752)	(6,664,189)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	83,665,606	306,805,837	71,102,221	207,242,417

NET ASSETS:
Change in net assets	14,142,669	316,528,952	18,660,525	215,083,487
Beginning of period	510,053,277	193,524,325	368,052,558	152,969,071

End of period	$524,195,946	$510,053,277	$386,713,083	$368,052,558

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund
Class A
From net investment income	$(485)	$(483)

Class C
From net investment income	(352)	(349)

Class I
From net investment income	(291,255)	(334,112)

Class R2
From net investment income	(419)	(415)

Class R3
From net investment income	(3,421)	(4,000)

Class R4
From net investment income	(191,363)	(166,708)

Class R5
From net investment income	(1,600,617)	(1,317,843)

Class R6
From net investment income	(6,998,692)	(4,840,279)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,422,928	$2,693,329	$262,546	$183,643
Net realized gain (loss)	(807,962)	5,267,395	(110,334)	168,762
Distributions of capital gains received from investment company non-affiliates	—	65	—	8
Distributions of capital gains received from investment company affiliates	253,953	356,862	31,331	23,972
Change in net unrealized appreciation/depreciation	(18,487,237)	(3,008,035)	(2,137,321)	(99,762)

Change in net assets resulting from operations	(16,618,318)	5,309,616	(1,953,778)	276,623

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(63)	(481)	(60)	(473)
Class C (b)	(29)	(348)	(29)	(360)
Class I	(117,130)	(117,013)	(24,180)	(25,117)
Class R2	(1,471)	(415)	(528)	(411)
Class R3	(25,294)	(1,130)	(12,411)	(2,218)
Class R4	(129,983)	(37,588)	(14,755)	(13,597)
Class R5	(1,379,470)	(606,384)	(30,026)	(8,241)
Class R6	(5,828,404)	(2,167,275)	(417,006)	(152,797)

Total distributions to shareholders	(7,481,844)	(2,930,634)	(498,995)	(203,214)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	42,309,590	111,044,009	11,173,873	11,548,027

NET ASSETS:
Change in net assets	18,209,428	113,422,991	8,721,100	11,621,436
Beginning of period	171,060,721	57,637,730	13,863,825	2,242,389

End of period	$189,270,149	$171,060,721	$22,584,925	$13,863,825

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
Class A
From net investment income	$(477)	$(469)
From net realized gains	(4)	(4)

Class C
From net investment income	(344)	(357)
From net realized gains	(4)	(3)

Class I
From net investment income	(116,105)	(24,959)
From net realized gains	(908)	(158)

Class R2
From net investment income	(411)	(408)
From net realized gains	(4)	(3)

Class R3
From net investment income	(1,126)	(2,215)
From net realized gains	(4)	(3)

Class R4
From net investment income	(37,311)	(13,510)
From net realized gains	(277)	(87)

Class R5
From net investment income	(603,660)	(8,208)
From net realized gains	(2,724)	(33)

Class R6
From net investment income	(2,155,304)	(152,219)
From net realized gains	(11,971)	(578)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$252	$987	$119	$510
Cost of shares redeemed	(45,393)	—	(23,550)	—

Change in net assets resulting from Class A capital transactions	$(45,141)	$987	$(23,431)	$510

Class C (a)
Distributions reinvested	$190	$745	$88	$383
Cost of shares redeemed	(44,378)	—	(22,968)	—

Change in net assets resulting from Class C capital transactions	$(44,188)	$745	$(22,880)	$383

Class I
Proceeds from shares issued	$488,078	$2,010,037	$1,054,438	$5,579,352
Distributions reinvested	357,460	351,219	1,036,895	626,472
Cost of shares redeemed	(6,224,021)	(3,925,197)	(4,865,255)	(5,186,298)

Change in net assets resulting from Class I capital transactions	$(5,378,483)	$(1,563,941)	$(2,773,922)	$1,019,526

Class R2
Proceeds from shares issued	$—	$—	$26,947	$—
Distributions reinvested	1,767	865	2,079	447
Cost of shares redeemed	—	—	(107)	—

Change in net assets resulting from Class R2 capital transactions	$1,767	$865	$28,919	$447

Class R3
Proceeds from shares issued	$—	$1,380,914	$39,754,434	$2,540,288
Distributions reinvested	21,524	5,547	1,500,896	24,588
Cost of shares redeemed	(61,923)	(780,580)	(6,796,268)	(137,164)

Change in net assets resulting from Class R3 capital transactions	$(40,399)	$605,881	$34,459,062	$2,427,712

Class R4
Proceeds from shares issued	$2,161,595	$5,194,572	$5,229,376	$11,270,570
Distributions reinvested	210,252	82,925	561,309	184,541
Cost of shares redeemed	(4,628,447)	(556,255)	(11,913,986)	(618,101)

Change in net assets resulting from Class R4 capital transactions	$(2,256,600)	$4,721,242	$(6,123,301)	$10,837,010

Class R5
Proceeds from shares issued	$5,947,748	$72,097,429	$11,113,335	$198,116,089
Distributions reinvested	2,790,875	1,583,815	8,490,268	3,587,729
Cost of shares redeemed	(27,536,342)	(18,546,604)	(48,193,619)	(35,920,266)

Change in net assets resulting from Class R5 capital transactions	$(18,797,719)	$55,134,640	$(28,590,016)	$165,783,552

Class R6
Proceeds from shares issued	$196,683,757	$195,838,855	$167,234,132	$273,091,283
Distributions reinvested	14,337,694	6,457,602	24,927,494	11,285,207
Cost of shares redeemed	(46,545,850)	(73,949,352)	(77,960,082)	(93,605,509)

Change in net assets resulting from Class R6 capital transactions	$164,475,601	$128,347,105	$114,201,544	$190,770,981

Total change in net assets resulting from capital transactions	$137,914,838	$187,247,524	$111,155,975	$370,840,121

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	14	56	6	26
Redeemed	(2,638)	—	(1,223)	—

Change in Class A Shares	(2,624)	56	(1,217)	26

Class C (a)
Reinvested	11	42	5	19
Redeemed	(2,583)	—	(1,195)	—

Change in Class C Shares	(2,572)	42	(1,190)	19

Class I
Issued	28,000	113,785	53,905	283,361
Reinvested	21,364	19,852	56,115	31,671
Redeemed	(360,194)	(221,577)	(250,690)	(263,716)

Change in Class I Shares	(310,830)	(87,940)	(140,670)	51,316

Class R2
Issued	—	—	1,376	—
Reinvested	106	49	113	23
Redeemed	—	—	(5)	—

Change in Class R2 Shares	106	49	1,484	23

Class R3
Issued	—	76,802	2,067,477	126,150
Reinvested	1,295	316	82,253	1,250
Redeemed	(3,505)	(44,182)	(361,742)	(6,783)

Change in Class R3 Shares	(2,210)	32,936	1,787,988	120,617

Class R4
Issued	123,747	294,672	267,854	574,035
Reinvested	12,647	4,690	30,401	9,325
Redeemed	(279,914)	(31,282)	(655,929)	(31,035)

Change in Class R4 Shares	(143,520)	268,080	(357,674)	552,325

Class R5
Issued	341,430	4,037,048	572,950	9,881,842
Reinvested	167,624	89,715	459,757	181,724
Redeemed	(1,586,270)	(1,042,472)	(2,469,794)	(1,806,975)

Change in Class R5 Shares	(1,077,216)	3,084,291	(1,437,087)	8,256,591

Class R6
Issued	11,714,233	11,021,537	8,795,626	13,751,448
Reinvested	862,289	365,183	1,350,224	570,451
Redeemed	(2,693,462)	(4,159,114)	(4,030,134)	(4,710,762)

Change in Class R6 Shares	9,883,060	7,227,606	6,115,716	9,611,137

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$101	$501	$90	$495
Cost of shares redeemed	(24,003)	—	(24,501)	—

Change in net assets resulting from Class A capital transactions	$(23,902)	$501	$(24,411)	$495

Class C (a)
Distributions reinvested	$69	$374	$56	$366
Cost of shares redeemed	(23,449)	—	(23,927)	—

Change in net assets resulting from Class C capital transactions	$(23,380)	$374	$(23,871)	$366

Class I
Proceeds from shares issued	$4,413,588	$4,152,093	$1,450,215	$7,810,493
Distributions reinvested	905,284	587,027	1,196,802	695,329
Cost of shares redeemed	(5,366,306)	(7,240,508)	(7,254,990)	(5,355,526)

Change in net assets resulting from Class I capital transactions	$(47,434)	$(2,501,388)	$(4,607,973)	$3,150,296

Class R2
Proceeds from shares issued	$34,978	$781,190	$668,700	$—
Distributions reinvested	30,572	12,734	26,069	431
Cost of shares redeemed	(781)	(618)	(76,372)	—

Change in net assets resulting from Class R2 capital transactions	$64,769	$793,306	$618,397	$431

Class R3
Proceeds from shares issued	$29,262,943	$2,008,458	$21,044,288	$6,076,874
Distributions reinvested	928,638	19,575	992,040	55,049
Cost of shares redeemed	(6,596,669)	(78,251)	(3,117,390)	(113,063)

Change in net assets resulting from Class R3 capital transactions	$23,594,912	$1,949,782	$18,918,938	$6,018,860

Class R4
Proceeds from shares issued	$8,357,326	$20,061,418	$10,860,977	$27,790,693
Distributions reinvested	798,210	313,431	1,308,570	451,659
Cost of shares redeemed	(18,214,292)	(2,075,498)	(27,331,494)	(2,341,888)

Change in net assets resulting from Class R4 capital transactions	$(9,058,756)	$18,299,351	$(15,161,947)	$25,900,464

Class R5
Proceeds from shares issued	$16,852,641	$166,042,619	$18,527,511	$205,925,597
Distributions reinvested	6,962,815	3,441,193	9,898,946	4,076,060
Cost of shares redeemed	(46,429,587)	(26,766,787)	(57,850,194)	(24,895,959)

Change in net assets resulting from Class R5 capital transactions	$(22,614,131)	$142,717,025	$(29,423,737)	$185,105,698

Class R6
Proceeds from shares issued	$210,623,275	$403,714,233	$208,426,237	$345,647,577
Distributions reinvested	29,755,495	12,873,919	31,396,459	12,240,612
Cost of shares redeemed	(64,411,022)	(70,545,849)	(66,584,118)	(66,328,571)

Change in net assets resulting from Class R6 capital transactions	$175,967,748	$346,042,303	$173,238,578	$291,559,618

Total change in net assets resulting from capital transactions	$167,859,826	$507,301,254	$143,533,974	$511,736,228

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	5	24	4	23
Redeemed	(1,181)	—	(1,145)	—

Change in Class A Shares	(1,176)	24	(1,141)	23

Class C (a)
Reinvested	3	18	3	16
Redeemed	(1,155)	—	(1,120)	—

Change in Class C Shares	(1,152)	18	(1,117)	16

Class I
Issued	209,550	197,361	66,395	349,024
Reinvested	46,454	28,059	58,996	31,606
Redeemed	(259,109)	(342,410)	(336,170)	(244,369)

Change in Class I Shares	(3,105)	(116,990)	(210,779)	136,261

Class R2
Issued	1,834	37,571	30,126	—
Reinvested	1,576	607	1,291	20
Redeemed	(38)	(30)	(3,630)	—

Change in Class R2 Shares	3,372	38,148	27,787	20

Class R3
Issued	1,441,406	94,485	985,457	269,565
Reinvested	48,266	941	49,493	2,513
Redeemed	(332,758)	(3,688)	(149,304)	(4,944)

Change in Class R3 Shares	1,156,914	91,738	885,646	267,134

Class R4
Issued	404,948	968,930	496,263	1,282,958
Reinvested	40,919	14,964	64,516	20,475
Redeemed	(953,969)	(97,627)	(1,385,515)	(105,253)

Change in Class R4 Shares	(508,102)	886,267	(824,736)	1,198,180

Class R5
Issued	820,659	7,842,204	861,594	9,194,887
Reinvested	357,503	164,713	488,675	185,447
Redeemed	(2,242,234)	(1,271,380)	(2,668,429)	(1,124,854)

Change in Class R5 Shares	(1,064,072)	6,735,537	(1,318,160)	8,255,480

Class R6
Issued	10,381,499	19,214,790	9,809,246	15,650,457
Reinvested	1,527,843	615,712	1,550,076	556,090
Redeemed	(3,174,135)	(3,363,358)	(3,108,929)	(3,005,753)

Change in Class R6 Shares	8,735,207	16,467,144	8,250,393	13,200,794

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$77	$489	$69	$487
Cost of shares redeemed	(24,884)	—	(25,200)	—

Change in net assets resulting from Class A capital transactions	$(24,807)	$489	$(25,131)	$487

Class C (a)
Distributions reinvested	$43	$357	$34	$354
Cost of shares redeemed	(24,299)	—	(24,609)	—

Change in net assets resulting from Class C capital transactions	$(24,256)	$357	$(24,575)	$354

Class I
Proceeds from shares issued	$2,004,386	$4,065,206	$1,737,802	$6,019,868
Distributions reinvested	600,282	346,357	915,084	463,479
Cost of shares redeemed	(4,030,619)	(3,164,843)	(5,200,443)	(3,751,259)

Change in net assets resulting from Class I capital transactions	$(1,425,951)	$1,246,720	$(2,547,557)	$2,732,088

Class R2
Proceeds from shares issued	$35,131	$—	$66,367	$—
Distributions reinvested	1,512	422	3,751	421
Cost of shares redeemed	(22)	—	(6,746)	—

Change in net assets resulting from Class R2 capital transactions	$36,621	$422	$63,372	$421

Class R3
Proceeds from shares issued	$13,799,204	$989,668	$6,949,300	$1,023,448
Distributions reinvested	497,327	7,329	323,699	8,614
Cost of shares redeemed	(1,968,871)	(191,025)	(1,351,033)	(40,389)

Change in net assets resulting from Class R3 capital transactions	$12,327,660	$805,972	$5,921,966	$991,673

Class R4
Proceeds from shares issued	$11,764,719	$24,246,140	$8,049,550	$19,543,431
Distributions reinvested	1,113,575	384,553	1,034,014	305,890
Cost of shares redeemed	(23,321,385)	(2,219,069)	(17,985,826)	(1,272,163)

Change in net assets resulting from Class R4 capital transactions	$(10,443,091)	$22,411,624	$(8,902,262)	$18,577,158

Class R5
Proceeds from shares issued	$12,514,033	$121,582,065	$13,644,762	$133,531,661
Distributions reinvested	5,717,343	2,345,331	7,502,760	2,422,869
Cost of shares redeemed	(36,368,684)	(20,017,608)	(37,106,562)	(14,356,875)

Change in net assets resulting from Class R5 capital transactions	$(18,137,308)	$103,909,788	$(15,959,040)	$121,597,655

Class R6
Proceeds from shares issued	$166,751,877	$357,548,813	$145,440,637	$247,734,059
Distributions reinvested	26,786,943	10,276,879	26,906,736	9,412,945
Cost of shares redeemed	(49,181,348)	(59,340,429)	(36,372,194)	(47,078,717)

Change in net assets resulting from Class R6 capital transactions	$144,357,472	$308,485,263	$135,975,179	$210,068,287

Total change in net assets resulting from capital transactions	$126,666,340	$436,860,635	$114,501,952	$353,968,123

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	3	22	2	21
Redeemed	(1,119)	—	(1,103)	—

Change in Class A Shares	(1,116)	22	(1,101)	21

Class C (a)
Reinvested	2	15	1	15
Redeemed	(1,094)	—	(1,079)	—

Change in Class C Shares	(1,092)	15	(1,078)	15

Class I
Issued	87,274	176,319	74,628	258,044
Reinvested	28,575	15,142	42,949	19,730
Redeemed	(178,796)	(138,165)	(228,950)	(157,658)

Change in Class I Shares	(62,947)	53,296	(111,373)	120,116

Class R2
Issued	1,698	—	2,845	—
Reinvested	73	19	177	18
Redeemed	(1)	—	(286)	—

Change in Class R2 Shares	1,770	19	2,736	18

Class R3
Issued	621,718	42,308	304,803	42,621
Reinvested	23,974	321	15,359	367
Redeemed	(91,062)	(8,085)	(61,946)	(1,734)

Change in Class R3 Shares	554,630	34,544	258,216	41,254

Class R4
Issued	521,499	1,079,220	348,557	848,008
Reinvested	52,970	16,750	48,494	12,973
Redeemed	(1,141,135)	(94,917)	(868,367)	(53,652)

Change in Class R4 Shares	(566,666)	1,001,053	(471,316)	807,329

Class R5
Issued	556,811	5,225,416	588,250	5,552,107
Reinvested	272,428	102,570	352,348	103,170
Redeemed	(1,631,821)	(874,109)	(1,642,273)	(612,897)

Change in Class R5 Shares	(802,582)	4,453,877	(701,675)	5,042,380

Class R6
Issued	7,521,427	15,562,414	6,399,766	10,528,997
Reinvested	1,276,098	449,042	1,263,653	400,408
Redeemed	(2,218,529)	(2,580,909)	(1,598,545)	(2,005,961)

Change in Class R6 Shares	6,578,996	13,430,547	6,064,874	8,923,444

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$64	$485	$64	$483
Cost of shares redeemed	(25,225)	—	(25,276)	—

Change in net assets resulting from Class A capital transactions	$(25,161)	$485	$(25,212)	$483

Class C (a)
Distributions reinvested	$30	$352	$30	$349
Cost of shares redeemed	(24,629)	—	(24,683)	—

Change in net assets resulting from Class C capital transactions	$(24,599)	$352	$(24,653)	$349

Class I
Proceeds from shares issued	$1,327,753	$3,879,779	$1,685,608	$4,929,297
Distributions reinvested	340,599	287,032	427,860	333,817
Cost of shares redeemed	(6,425,844)	(4,560,146)	(8,413,406)	(3,148,013)

Change in net assets resulting from Class I capital transactions	$(4,757,492)	$(393,335)	$(6,299,938)	$2,115,101

Class R2
Proceeds from shares issued	$7,734	$—	$31,657	$—
Distributions reinvested	1,226	419	2,222	415
Cost of shares redeemed	(325)	—	(513)	—

Change in net assets resulting from Class R2 capital transactions	$8,635	$419	$33,366	$415

Class R3
Proceeds from shares issued	$5,206,642	$404,871	$2,271,422	$506,408
Distributions reinvested	183,618	3,421	71,862	4,000
Cost of shares redeemed	(952,460)	(52,359)	(558,796)	(70,305)

Change in net assets resulting from Class R3 capital transactions	$4,437,800	$355,933	$1,784,488	$440,103

Class R4
Proceeds from shares issued	$7,220,162	$13,108,419	$5,451,524	$11,322,222
Distributions reinvested	580,324	191,363	509,548	166,708
Cost of shares redeemed	(11,793,500)	(1,329,480)	(10,220,224)	(1,266,528)

Change in net assets resulting from Class R4 capital transactions	$(3,993,014)	$11,970,302	$(4,259,152)	$10,222,402

Class R5
Proceeds from shares issued	$10,352,532	$83,276,836	$9,948,274	$82,330,710
Distributions reinvested	3,985,548	1,600,617	3,999,011	1,317,843
Cost of shares redeemed	(27,127,286)	(10,770,704)	(20,112,856)	(9,206,460)

Change in net assets resulting from Class R5 capital transactions	$(12,789,206)	$74,106,749	$(6,165,571)	$74,442,093

Class R6
Proceeds from shares issued	$118,013,915	$253,944,943	$95,854,187	$144,497,326
Distributions reinvested	18,657,794	6,998,692	13,636,086	4,840,279
Cost of shares redeemed	(35,863,066)	(40,178,703)	(23,431,380)	(29,316,134)
Change in net assets resulting from Class R6 capital transactions	$100,808,643	$220,764,932	$86,058,893	$120,021,471

Total change in net assets resulting from capital transactions	$83,665,606	$306,805,837	$71,102,221	$207,242,417

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	3	21	3	21
Redeemed	(1,108)	—	(1,110)	—

Change in Class A Shares	(1,105)	21	(1,107)	21

Class C (a)
Reinvested	1	15	1	15
Redeemed	(1,083)	—	(1,085)	—

Change in Class C Shares	(1,082)	15	(1,084)	15

Class I
Issued	57,081	166,184	71,800	211,247
Reinvested	15,861	12,233	19,968	14,230
Redeemed	(278,452)	(192,666)	(366,433)	(135,410)

Change in Class I Shares	(205,510)	(14,249)	(274,665)	90,067

Class R2
Issued	336	—	1,343	—
Reinvested	58	18	105	17
Redeemed	(16)	—	(22)	—

Change in Class R2 Shares	378	18	1,426	17

Class R3
Issued	229,197	16,980	102,645	20,935
Reinvested	8,690	146	3,410	171
Redeemed	(43,440)	(2,244)	(24,747)	(3,044)

Change in Class R3 Shares	194,447	14,882	81,308	18,062

Class R4
Issued	315,034	569,179	237,322	491,037
Reinvested	27,129	8,131	23,870	7,079
Redeemed	(565,009)	(55,903)	(490,623)	(53,310)

Change in Class R4 Shares	(222,846)	521,407	(229,431)	444,806

Class R5
Issued	449,614	3,478,115	430,678	3,425,120
Reinvested	186,507	68,273	187,727	56,213
Redeemed	(1,201,121)	(460,710)	(892,161)	(393,811)

Change in Class R5 Shares	(565,000)	3,085,678	(273,756)	3,087,522

Class R6
Issued	5,141,068	10,770,613	4,174,856	6,151,487
Reinvested	872,332	298,034	639,738	206,108
Redeemed	(1,587,422)	(1,707,310)	(1,031,591)	(1,249,547)

Change in Class R6 Shares	4,425,978	9,361,337	3,783,003	5,108,048

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$63	$481	$60	$473
Cost of shares redeemed	(25,235)	—	(23,653)	—

Change in net assets resulting from Class A capital transactions	$(25,172)	$481	$(23,593)	$473

Class C (a)
Distributions reinvested	$29	$348	$29	$360
Cost of shares redeemed	(24,678)	—	(23,389)	—

Change in net assets resulting from Class C capital transactions	$(24,649)	$348	$(23,360)	$360

Class I
Proceeds from shares issued	$1,488,398	$2,809,048	$138,264	$322,139
Distributions reinvested	117,130	116,999	24,180	25,117
Cost of shares redeemed	(4,142,833)	(1,787,967)	(119,320)	(233,360)

Change in net assets resulting from Class I capital transactions	$(2,537,305)	$1,138,080	$43,124	$113,896

Class R2
Proceeds from shares issued	$21,618	$—	$6,381	$—
Distributions reinvested	1,471	415	527	411
Cost of shares redeemed	(111)	—	(31)	—

Change in net assets resulting from Class R2 capital transactions	$22,978	$415	$6,877	$411

Class R3
Proceeds from shares issued	$784,228	$89,822	$550,340	$306,156
Distributions reinvested	25,294	1,130	12,411	2,218
Cost of shares redeemed	(178,343)	—	(118,371)	(62,470)

Change in net assets resulting from Class R3 capital transactions	$631,179	$90,952	$444,380	$245,904

Class R4
Proceeds from shares issued	$2,354,866	$2,844,044	$349,027	$1,016,712
Distributions reinvested	129,983	37,588	14,755	13,597
Cost of shares redeemed	(2,352,781)	(326,421)	(927,899)	(151,843)

Change in net assets resulting from Class R4 capital transactions	$132,068	$2,555,211	$(564,117)	$878,466

Class R5
Proceeds from shares issued	$6,836,782	$32,915,301	$1,001,957	$706,842
Distributions reinvested	1,379,470	606,384	30,017	8,241
Cost of shares redeemed	(10,979,802)	(5,806,924)	(423,252)	(130,237)

Change in net assets resulting from Class R5 capital transactions	$(2,763,550)	$27,714,761	$608,722	$584,846

Class R6
Proceeds from shares issued	$54,812,333	$91,923,732	$12,767,876	$11,261,766
Distributions reinvested	5,808,927	2,167,275	414,318	152,797
Cost of shares redeemed	(13,747,219)	(14,547,246)	(2,500,354)	(1,690,892)

Change in net assets resulting from Class R6 capital transactions	$46,874,041	$79,543,761	$10,681,840	$9,723,671

Total change in net assets resulting from capital transactions	$42,309,590	$111,044,009	$11,173,873	$11,548,027

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	3	20	3	27
Redeemed	(1,126)	—	(1,386)	—

Change in Class A Shares	(1,123)	20	(1,383)	27

Class C (a)
Reinvested	1	15	2	21
Redeemed	(1,103)	—	(1,374)	—

Change in Class C Shares	(1,102)	15	(1,372)	21

Class I
Issued	64,788	121,590	8,030	17,648
Reinvested	5,493	5,070	1,480	1,436
Redeemed	(182,988)	(77,241)	(6,948)	(12,650)

Change in Class I Shares	(112,707)	49,419	2,562	6,434

Class R2
Issued	954	—	367	—
Reinvested	70	18	32	23
Redeemed	(5)	—	(2)	—

Change in Class R2 Shares	1,019	18	397	23

Class R3
Issued	35,094	3,806	32,199	16,929
Reinvested	1,210	49	769	127
Redeemed	(8,352)	—	(6,616)	(3,627)

Change in Class R3 Shares	27,952	3,855	26,352	13,429

Class R4
Issued	102,466	124,702	20,146	58,703
Reinvested	6,159	1,625	890	774
Redeemed	(113,245)	(13,940)	(57,840)	(8,580)

Change in Class R4 Shares	(4,620)	112,387	(36,804)	50,897

Class R5
Issued	301,139	1,402,128	57,909	40,115
Reinvested	65,319	26,294	1,844	471
Redeemed	(493,996)	(251,931)	(26,407)	(7,386)

Change in Class R5 Shares	(127,538)	1,176,491	33,346	33,200

Class R6
Issued	2,401,097	3,953,034	738,802	638,962
Reinvested	274,779	93,830	25,394	8,723
Redeemed	(610,890)	(628,047)	(147,789)	(96,005)

Change in Class R6 Shares	2,064,986	3,418,817	616,407	551,680

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$17.53	$0.23	(g)(h)	$(0.78)	$(0.55)	$(0.21)	$(0.50)	$(0.71)
Year Ended June 30, 2018	17.25	0.42	(g)	0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(g)(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33	(g)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(g)	1.31	1.65	(0.31)	(0.01)	(0.32)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	17.53	0.20	(g)(h)	(0.78)	(0.58)	(0.18)	(0.50)	(0.68)
Year Ended June 30, 2018	17.25	0.34	(g)	0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(g)(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27	(g)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(g)	1.32	1.58	(0.24)	(0.01)	(0.25)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	17.54	0.22	(g)(h)	(0.78)	(0.56)	(0.20)	(0.50)	(0.70)
Year Ended June 30, 2018	17.24	0.31	(g)	0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (j) through June 30, 2017	17.28	0.06	(g)(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	17.52	0.25	(g)(h)	(0.80)	(0.55)	(0.20)	(0.50)	(0.70)
Year Ended June 30, 2018	17.24	0.46	(g)	0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (j) through June 30, 2017	17.28	0.06	(g)(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	17.53	0.25	(g)(h)	(0.78)	(0.53)	(0.23)	(0.50)	(0.73)
Year Ended June 30, 2018	17.26	0.50	(g)	0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(g)(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35	(g)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(g)	1.30	1.68	(0.34)	(0.01)	(0.35)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.54	0.28	(g)(h)	(0.80)	(0.52)	(0.24)	(0.50)	(0.74)
Year Ended June 30, 2018	17.26	0.48	(g)	0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(g)(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37	(g)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(g)	1.30	1.69	(0.35)	(0.01)	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$16.27	(3.17)%	$7,624,116	0.27%		2.56	%(h)	0.65%		9%
17.53	4.09	13,663,281	0.28		2.37		0.70		51
17.25	6.70	14,964,684	0.29		2.19	(h)	0.90		35
16.50	2.39	7,797,395	0.42		2.03		0.98		52
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86

16.27	(3.38)	43,988	0.77		2.30	(h)	1.16		9
17.53	3.57	45,542	0.78		1.90		1.47		51
17.25	6.18	43,979	0.79		1.73	(h)	2.06		35
16.50	1.97	20,690	0.82		1.65		3.39		52
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86

16.28	(3.26)	519,087	0.52		2.52	(h)	0.91		9
17.54	3.81	598,153	0.52		1.72		0.92		51
17.24	0.25	20,052	0.55		4.09	(h)	0.99		35

16.27	(3.19)	2,045,653	0.27		2.91	(h)	0.65		9
17.52	4.10	4,716,203	0.28		2.61		0.67		51
17.24	0.28	20,057	0.30		4.35	(h)	0.74		35

16.27	(3.07)	59,748,583	0.12		2.89	(h)	0.50		9
17.53	4.21	83,274,278	0.13		2.80		0.53		51
17.26	6.94	28,747,350	0.13		2.35	(h)	0.69		35
16.50	2.58	19,314,726	0.22		2.19		0.80		52
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86

16.28	(3.02)	424,661,360	0.02		3.15	(h)	0.40		9
17.54	4.35	284,278,659	0.03		2.71		0.44		51
17.26	6.97	155,018,550	0.04		2.59	(h)	0.60		35
16.51	2.64	31,351,683	0.17		2.29		0.69		52
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$19.63	$0.26	(h)	$(1.03)	$(0.77)	$(0.26)	$(0.62)	$(0.88)
Year Ended June 30, 2018	19.09	0.48		0.53	1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19	1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38		— (i)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37		(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)	1.99	2.38	(0.37)	(0.01)	(0.38)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	19.64	0.24	(h)	(1.06)	(0.82)	(0.22)	(0.62)	(0.84)
Year Ended June 30, 2018	19.10	0.38		0.54	0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20	1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31		— (i)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28		(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(h)	2.02	2.31	(0.30)	(0.01)	(0.31)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	19.62	0.46	(h)	(1.26)	(0.80)	(0.24)	(0.62)	(0.86)
Year Ended June 30, 2018	19.08	0.45		0.52	0.97	(0.43)	—	(0.43)
May 31, 2017 (k) through June 30, 2017	19.12	0.08	(h)	— (i)	0.08	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	19.62	0.28	(h)	(1.05)	(0.77)	(0.23)	(0.62)	(0.85)
Year Ended June 30, 2018	19.08	0.53		0.49	1.02	(0.48)	—	(0.48)
May 31, 2017 (k) through June 30, 2017	19.12	0.08	(h)	— (i)	0.08	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	19.64	0.28	(h)	(1.04)	(0.76)	(0.27)	(0.62)	(0.89)
Year Ended June 30, 2018	19.10	0.58		0.47	1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19	1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41		0.01	0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40		(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(h)	1.95	2.41	(0.40)	(0.01)	(0.41)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	19.64	0.30	(h)	(1.04)	(0.74)	(0.28)	(0.62)	(0.90)
Year Ended June 30, 2018	19.10	0.54		0.52	1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16	1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42		— (i)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40		(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(h)	1.98	2.42	(0.41)	(0.01)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.98	(3.99)%	$21,499,919	0.28%		2.61	%(h)	0.62%		6%
19.63	5.32	26,228,824	0.30		2.41		0.64		55
19.09	9.05	24,528,197	0.31		2.24	(h)	0.71		33
17.89	2.16	20,196,469	0.44		2.18		0.79		48
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(j)	2.28	(h)(j)	1.01	(j)	49

17.98	(4.23)	48,334	0.78		2.41	(h)	1.16		6
19.64	4.79	23,638	0.80		1.90		1.42		55
19.10	8.57	22,558	0.81		1.73	(h)	1.88		33
17.89	1.74	20,787	0.84		1.76		3.20		48
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(j)	1.69	(h)(j)	1.53	(j)	49

17.96	(4.10)	34,297,971	0.52		4.87	(h)	0.88		6
19.62	5.07	2,386,995	0.53		2.23		0.89		55
19.08	0.39	20,081	0.57		4.85	(h)	0.89		33

18.00	(3.98)	3,523,399	0.28		2.90	(h)	0.62		6
19.62	5.32	10,857,049	0.29		2.66		0.64		55
19.08	0.41	20,085	0.31		5.11	(h)	0.63		33

17.99	(3.91)	171,041,783	0.13		2.81	(h)	0.47		6
19.64	5.49	214,924,361	0.14		2.95		0.49		55
19.10	9.22	51,332,121	0.14		2.39	(h)	0.51		33
17.90	2.41	53,660,447	0.24		2.33		0.60		48
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(j)	2.60	(h)(j)	0.68	(j)	49

18.00	(3.80)	561,353,030	0.03		3.01	(h)	0.37		6
19.64	5.57	492,600,914	0.05		2.74		0.39		55
19.10	9.31	295,436,687	0.06		2.62	(h)	0.43		33
17.90	2.41	97,198,855	0.19		2.40		0.51		48
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(j)	2.53	(h)(j)	0.76	(j)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$20.77	$0.26	(g)(h)	$(1.31)	$(1.05)	$(0.26)	$(0.55)	$(0.81)
Year Ended June 30, 2018	20.00	0.47	(g)	0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(g)(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40	(g)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(g)(h)	2.29	2.70	(0.38)	(0.02)	(0.40)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	20.76	0.22	(g)(h)	(1.32)	(1.10)	(0.21)	(0.55)	(0.76)
Year Ended June 30, 2018	20.00	0.43	(g)	0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(g)(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30	(g)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(g)(h)	2.35	2.64	(0.31)	(0.02)	(0.33)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	20.75	0.50	(g)(h)	(1.57)	(1.07)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2018	20.00	0.46	(g)	0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	20.76	0.29	(g)(h)	(1.34)	(1.05)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2018	20.00	0.53	(g)	0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (j) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	20.78	0.28	(g)(h)	(1.31)	(1.03)	(0.28)	(0.55)	(0.83)
Year Ended June 30, 2018	20.01	0.58	(g)	0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(g)(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41	(g)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		0.00 (k)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(g)(h)	2.27	2.74	(0.41)	(0.02)	(0.43)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	20.78	0.30	(g)(h)	(1.32)	(1.02)	(0.29)	(0.55)	(0.84)
Year Ended June 30, 2018	20.01	0.56	(g)	0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(g)(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43	(g)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(g)(h)	2.31	2.75	(0.42)	(0.02)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$18.91	(5.13)%	$21,492,945	0.29%		2.55	%(h)	0.62%		5%
20.77	6.27	23,667,720	0.31		2.27		0.64		57
20.00	10.90	25,137,860	0.32		2.16	(h)	0.74		21
18.42	1.73	21,966,302	0.45		2.19		0.82		45
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(i)	2.33	(h)(i)	1.13	(i)	40

18.90	(5.37)	806,546	0.79		2.09	(h)	1.12		5
20.76	5.72	815,793	0.80		2.02		1.14		57
20.00	10.35	22,895	0.82		1.65	(h)	1.89		21
18.42	1.31	20,748	0.85		1.68		3.22		45
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(i)	1.63	(h)(i)	1.67	(i)	40

18.89	(5.20)	23,602,067	0.53		5.04	(h)	0.88		5
20.75	5.94	1,924,841	0.54		2.20		0.87		57
20.00	0.55	20,106	0.58		5.34	(h)	0.94		21

18.93	(5.12)	7,178,024	0.29		2.77	(h)	0.62		5
20.76	6.23	18,420,250	0.30		2.54		0.63		57
20.00	0.57	20,111	0.33		5.60	(h)	0.69		21

18.92	(5.06)	159,737,909	0.14		2.69	(h)	0.47		5
20.78	6.45	197,523,933	0.16		2.76		0.48		57
20.01	11.07	55,475,443	0.16		2.31	(h)	0.53		21
18.43	1.92	51,575,522	0.25		2.25		0.62		45
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(i)	2.62	(h)(i)	0.76	(i)	40

18.92	(5.01)	736,279,259	0.04		2.91	(h)	0.37		5
20.78	6.54	627,031,292	0.06		2.67		0.38		57
20.01	11.16	274,383,280	0.07		2.57	(h)	0.44		21
18.43	1.97	84,808,931	0.20		2.37		0.52		45
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(i)	2.47	(h)(i)	0.90	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$21.89	$0.25	(h)	$(1.57)	$(1.32)	$(0.26)	$(0.69)	$(0.95)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39		(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37		0.02	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)	2.63	3.03	(0.37)	(0.01)	(0.38)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	21.90	0.22	(h)	(1.59)	(1.37)	(0.21)	(0.69)	(0.90)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30		(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28		0.03	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(h)	2.68	2.96	(0.29)	(0.01)	(0.30)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	21.87	0.41	(h)	(1.77)	(1.36)	(0.24)	(0.69)	(0.93)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (j) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	21.88	0.29	(h)	(1.61)	(1.32)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	21.90	0.28	(h)	(1.60)	(1.32)	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41		(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40		0.03	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(h)	2.55	3.07	(0.40)	(0.01)	(0.41)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.91	0.30	(h)	(1.59)	(1.29)	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43		(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41		0.04	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(h)	2.61	3.07	(0.40)	(0.01)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.62	(6.12)%	$25,026,083	0.32%		2.25	%(h)	0.62%		3%
21.89	7.32	32,534,033	0.33		2.17		0.64		54
20.86	12.77	28,167,353	0.33		2.07	(h)	0.73		22
18.88	1.04	20,672,603	0.45		2.09		0.81		52
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(i)	2.21	(h)(i)	1.13	(i)	36

19.63	(6.34)	567,566	0.82		1.97	(h)	1.14		3
21.90	6.78	24,757	0.83		1.66		1.39		54
20.87	12.20	23,190	0.83		1.56	(h)	1.88		22
18.89	0.62	20,665	0.85		1.61		3.21		52
19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(i)	1.56	(h)(i)	1.70	(i)	36

19.58	(6.28)	22,595,843	0.56		3.80	(h)	0.87		3
21.87	7.05	5,862,143	0.57		2.26		0.88		54
20.85	0.61	20,123	0.59		5.80	(h)	0.89		22

19.65	(6.11)	7,355,894	0.32		2.67	(h)	0.62		3
21.88	7.33	26,232,678	0.33		2.39		0.63		54
20.85	0.63	20,128	0.33		6.06	(h)	0.64		22

19.62	(6.08)	199,870,605	0.17		2.54	(h)	0.47		3
21.90	7.50	251,868,228	0.18		2.71		0.48		54
20.87	12.94	67,784,124	0.17		2.24	(h)	0.52		22
18.89	1.23	59,159,371	0.25		2.19		0.62		52
19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(i)	2.78	(h)(i)	0.73	(i)	36

19.64	(5.98)	694,014,760	0.07		2.78	(h)	0.37		3
21.91	7.58	593,600,518	0.08		2.56		0.38		54
20.88	13.03	290,130,815	0.08		2.54	(h)	0.44		22
18.90	1.28	77,474,074	0.20		2.30		0.52		52
19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(i)	2.50	(h)(i)	0.89	(i)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$22.78	$0.24	(g)(h)	$(1.80)	$(1.56)	$(0.26)	$(0.68)	$(0.94)
Year Ended June 30, 2018	21.54	0.48	(g)	1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(g)(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38	(g)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(g)(h)	2.87	3.27	(0.35)	(0.02)	(0.37)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	22.79	0.23	(g)(h)	(1.86)	(1.63)	(0.22)	(0.68)	(0.90)
Year Ended June 30, 2018	21.55	0.36	(g)	1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(g)(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29	(g)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(g)(h)	2.92	3.19	(0.27)	(0.02)	(0.29)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	22.77	0.58	(g)(h)	(2.17)	(1.59)	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2018	21.54	0.44	(g)	1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (j) through June 30, 2017	21.52	0.11	(g)(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	22.78	0.29	(g)(h)	(1.86)	(1.57)	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2018	21.54	0.54	(g)	1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.52	0.12	(g)(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	22.80	0.28	(g)(h)	(1.84)	(1.56)	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2018	21.56	0.60	(g)	1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(g)(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41	(g)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(g)(h)	2.80	3.31	(0.38)	(0.02)	(0.40)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	22.80	0.30	(g)(h)	(1.83)	(1.53)	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	21.56	0.57	(g)	1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(g)(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43	(g)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(g)(h)	2.83	3.31	(0.39)	(0.02)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)

$20.28	(6.96)%	$13,315,351	0.34%		2.14	%(h)	0.63%		3%
22.78	8.09	16,393,126	0.34		2.08		0.65		52
21.54	13.99	14,352,807	0.34		2.05	(h)	0.80		24
19.28	0.62	10,229,764	0.45		2.00		0.89		53
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(i)	2.13	(h)(i)	1.41	(i)	37

20.26	(7.22)	58,226	0.84		2.07	(h)	1.17		3
22.79	7.55	25,147	0.85		1.56		1.40		52
21.55	13.48	23,383	0.84		1.52	(h)	1.91		24
19.28	0.21	20,613	0.85		1.56		3.26		53
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(i)	1.46	(h)(i)	2.18	(i)	37

20.26	(7.06)	11,952,660	0.58		5.33	(h)	0.89		3
22.77	7.79	807,987	0.59		1.91		0.88		52
21.54	0.69	20,135	0.60		6.15	(h)	0.94		24

20.30	(6.99)	8,838,508	0.34		2.59	(h)	0.62		3
22.78	8.09	22,824,531	0.35		2.32		0.64		52
21.54	0.71	20,139	0.35		6.40	(h)	0.69		24

20.29	(6.92)	116,736,748	0.19		2.43	(h)	0.47		3
22.80	8.26	149,444,580	0.20		2.60		0.49		52
21.56	14.21	45,299,205	0.18		2.19	(h)	0.57		24
19.29	0.81	38,009,777	0.25		2.18		0.67		53
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(i)	2.67	(h)(i)	0.91	(i)	37

20.30	(6.83)	611,612,196	0.09		2.65	(h)	0.37		3
22.80	8.35	537,094,603	0.09		2.47		0.39		52
21.56	14.31	218,256,416	0.09		2.49	(h)	0.47		24
19.29	0.86	67,700,314	0.20		2.29		0.56		53
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(i)	2.59	(h)(i)	1.08	(i)	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$23.43	$0.24	(h)	$(2.02)	$(1.78)	$(0.25)	$(0.86)	$(1.11)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38		(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37		0.07	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)	3.04	3.44	(0.35)	(0.02)	(0.37)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	23.43	0.25	(h)	(2.08)	(1.83)	(0.21)	(0.86)	(1.07)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29		(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27		0.08	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(h)	3.10	3.37	(0.27)	(0.02)	(0.29)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	23.42	0.52	(h)	(2.33)	(1.81)	(0.24)	(0.86)	(1.10)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (j) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	23.42	0.29	(h)	(2.07)	(1.78)	(0.23)	(0.86)	(1.09)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (j) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	23.44	0.27	(h)	(2.03)	(1.76)	(0.27)	(0.86)	(1.13)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41		(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41		0.07	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(h)	2.96	3.48	(0.38)	(0.02)	(0.40)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	23.44	0.30	(h)	(2.05)	(1.75)	(0.28)	(0.86)	(1.14)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43		(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42		0.07	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(h)	3.01	3.49	(0.39)	(0.02)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$20.54	(7.71)%	$17,115,073	0.36%		2.04	%(h)	0.63%		2%
23.43	8.87	22,131,738	0.36		2.02		0.65		52
21.99	15.35	18,130,080	0.34		1.97	(h)	0.78		19
19.44	0.18	14,121,513	0.45		1.99		0.88		56
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(i)	2.15	(h)(i)	1.35	(i)	22

20.53	(7.92)	78,578	0.86		2.19	(h)	1.15		2
23.43	8.33	25,582	0.86		1.49		1.40		52
21.99	14.78	23,616	0.84		1.45	(h)	1.91		19
19.44	(0.23)	20,577	0.85		1.51		3.28		56
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(i)	1.45	(h)(i)	2.18	(i)	22

20.51	(7.85)	6,161,348	0.60		4.66	(h)	0.89		2
23.42	8.62	987,427	0.61		1.81		0.88		52
21.98	0.73	20,145	0.60		6.48	(h)	0.89		19

20.55	(7.74)	6,925,257	0.36		2.45	(h)	0.62		2
23.42	8.88	18,926,546	0.36		2.28		0.64		52
21.98	0.75	20,150	0.35		6.73	(h)	0.64		19

20.55	(7.63)	130,170,830	0.21		2.35	(h)	0.47		2
23.44	9.04	164,942,816	0.21		2.62		0.49		52
22.00	15.52	43,882,327	0.19		2.12	(h)	0.57		19
19.45	0.37	36,208,196	0.25		2.14		0.69		56
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(i)	2.74	(h)(i)	0.88	(i)	22

20.55	(7.58)	529,532,027	0.11		2.59	(h)	0.37		2
23.44	9.13	461,882,871	0.11		2.40		0.39		52
22.00	15.62	237,133,554	0.09		2.50	(h)	0.46		19
19.45	0.42	59,798,924	0.20		2.27		0.57		56
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(i)	2.56	(h)(i)	1.04	(i)	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$23.39	$0.20	(g)(h)	$(2.05)	$(1.85)	$(0.25)	$(0.68)	$(0.93)
Year Ended June 30, 2018	21.92	0.46	(g)	1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(g)(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39	(g)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(g)(h)	3.01	3.40	(0.36)	(0.05)	(0.41)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	23.39	0.22	(g)(h)	(2.13)	(1.91)	(0.20)	(0.68)	(0.88)
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(g)(h)	3.05	3.32	(0.28)	(0.05)	(0.33)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	23.37	0.59	(g)(h)	(2.47)	(1.88)	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2018	21.91	0.45	(g)	1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (j) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	23.37	0.29	(g)(h)	(2.14)	(1.85)	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2018	21.91	0.54	(g)	1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (j) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	23.40	0.27	(g)(h)	(2.11)	(1.84)	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2018	21.93	0.60	(g)	1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(g)(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41	(g)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(g)(h)	2.88	3.43	(0.39)	(0.05)	(0.44)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	23.42	0.30	(g)(h)	(2.13)	(1.83)	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(g)(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44	(g)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.50	(g)(h)	2.95	3.45	(0.40)	(0.05)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.61	(8.03)%	$7,538,479	0.37%		1.70	%(h)	0.64%		3%
23.39	9.01	13,360,800	0.36		1.97		0.67		49
21.92	15.33	12,837,389	0.34		1.99	(h)	0.90		17
19.38	0.27	7,930,339	0.45		2.06		1.05		54
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(i)	2.10	(h)(i)	2.56	(i)	31

20.60	(8.26)	30,362	0.87		1.86	(h)	1.18		3
23.39	8.42	25,627	0.86		1.47		1.42		49
21.93	14.81	23,634	0.84		1.46	(h)	1.99		17
19.38	(0.15)	20,592	0.85		1.51		3.39		54
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(i)	1.48	(h)(i)	3.59	(i)	31

20.57	(8.16)	4,325,307	0.61		5.31	(h)	0.93		3
23.37	8.75	369,207	0.62		1.89		0.90		49
21.91	0.72	20,148	0.60		6.56	(h)	0.94		17

20.61	(8.01)	6,172,244	0.37		2.49	(h)	0.63		3
23.37	8.98	12,208,843	0.36		2.27		0.65		49
21.91	0.75	20,152	0.35		6.82	(h)	0.69		17

20.61	(7.98)	80,891,581	0.22		2.32	(h)	0.48		3
23.40	9.19	105,034,052	0.21		2.54		0.50		49
21.93	15.49	30,788,480	0.19		2.14	(h)	0.66		17
19.39	0.46	23,904,086	0.25		2.16		0.83		54
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(i)	2.87	(h)(i)	1.32	(i)	31

20.63	(7.92)	425,237,973	0.12		2.57	(h)	0.38		3
23.42	9.27	379,003,604	0.11		2.37		0.41		49
21.95	15.65	149,787,358	0.09		2.56	(h)	0.54		17
19.40	0.51	35,978,570	0.20		2.31		0.68		54
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(i)	2.67	(h)(i)	1.97	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$23.40	$0.19	(g)(h)	$(2.04)	$(1.85)	$(0.24)	$(0.75)	$(0.99)
Year Ended June 30, 2018	21.93	0.47	(g)	1.50	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(g)(h)	2.55	2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38	(g)	(0.33)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07	0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(g)(h)	3.01	3.41	(0.38)	(0.05)	(0.43)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	23.40	0.26	(g)(h)	(2.17)	(1.91)	(0.21)	(0.75)	(0.96)
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.32)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08	0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(g)(h)	3.06	3.34	(0.30)	(0.05)	(0.35)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	23.39	0.39	(g)(h)	(2.27)	(1.88)	(0.22)	(0.75)	(0.97)
Year Ended June 30, 2018	21.92	0.41	(g)	1.50	1.91	(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	23.39	0.28	(g)(h)	(2.13)	(1.85)	(0.23)	(0.75)	(0.98)
Year Ended June 30, 2018	21.92	0.53	(g)	1.44	1.97	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	23.40	0.27	(g)(h)	(2.10)	(1.83)	(0.27)	(0.75)	(1.02)
Year Ended June 30, 2018	21.94	0.63	(g)	1.37	2.00	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(g)(h)	2.56	2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41	(g)	(0.33)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08	0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(g)(h)	2.92	3.45	(0.41)	(0.05)	(0.46)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	23.42	0.30	(g)(h)	(2.12)	(1.82)	(0.28)	(0.75)	(1.03)
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(g)(h)	2.47	3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46	(g)	(0.37)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07	0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(g)(h)	2.97	3.46	(0.42)	(0.05)	(0.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.56	(8.00)%	$8,707,787	0.37%		1.65	%(h)	0.65%		2%
23.40	9.00	16,338,881	0.36		2.00		0.70		50
21.93	15.43	13,337,416	0.34		1.99	(h)	0.96		17
19.37	0.27	8,769,180	0.45		2.01		1.18		60
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(i)	2.16	(h)(i)	2.90	(i)	23

20.53	(8.25)	51,747	0.87		2.27	(h)	1.19		2
23.40	8.46	25,610	0.86		1.46		1.45		50
21.93	14.80	23,613	0.84		1.44	(h)	2.05		17
19.38	(0.15)	20,565	0.85		1.51		3.54		60
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(i)	1.52	(h)(i)	3.67	(i)	23

20.54	(8.13)	2,060,072	0.61		3.46	(h)	0.95		2
23.39	8.74	444,018	0.62		1.72		0.92		50
21.92	0.73	20,147	0.60		6.57	(h)	0.92		17

20.56	(8.03)	4,447,340	0.37		2.38	(h)	0.65		2
23.39	9.01	10,425,169	0.36		2.25		0.68		50
21.92	0.75	20,151	0.35		6.82	(h)	0.67		17

20.55	(7.94)	77,483,251	0.22		2.32	(h)	0.50		2
23.40	9.13	94,635,664	0.21		2.66		0.52		50
21.94	15.58	20,970,084	0.19		2.10	(h)	0.72		17
19.38	0.46	17,568,136	0.25		2.17		0.99		60
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(i)	2.78	(h)(i)	1.74	(i)	23

20.57	(7.89)	293,962,886	0.12		2.60	(h)	0.40		2
23.42	9.26	246,131,968	0.11		2.39		0.44		50
21.95	15.69	118,550,411	0.09		2.57	(h)	0.58		17
19.39	0.51	22,544,112	0.21		2.41		0.83		60
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(i)	2.60	(h)(i)	2.52	(i)	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$23.01	$0.18	(g)(h)	$(2.01)	$(1.83)	$(0.24)	$(0.55)	$(0.79)
Year Ended June 30, 2018	21.58	0.46	(g)	1.46	1.92	(0.49)	— (i)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(g)(h)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37	(g)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(g)(h)	2.93	3.30	(0.43)	(0.23)	(0.66)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	23.01	0.24	(g)(h)	(2.12)	(1.88)	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2018	21.58	0.34	(g)	1.46	1.80	(0.37)	— (i)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(g)(h)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28	(g)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(g)(h)	2.94	3.23	(0.36)	(0.23)	(0.59)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	22.99	0.50	(g)(h)	(2.35)	(1.85)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2018	21.57	0.42	(g)	1.43	1.85	(0.43)	— (i)	(0.43)
May 31, 2017 (l) through June 30, 2017	21.54	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	22.99	0.29	(g)(h)	(2.11)	(1.82)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2018	21.57	0.55	(g)	1.36	1.91	(0.49)	— (i)	(0.49)
May 31, 2017 (l) through June 30, 2017	21.54	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	23.01	0.27	(g)(h)	(2.08)	(1.81)	(0.26)	(0.55)	(0.81)
Year Ended June 30, 2018	21.59	0.58	(g)	1.37	1.95	(0.53)	— (i)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(g)(h)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41	(g)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(g)(h)	2.77	3.35	(0.47)	(0.23)	(0.70)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	23.03	0.30	(g)(h)	(2.10)	(1.80)	(0.28)	(0.55)	(0.83)
Year Ended June 30, 2018	21.59	0.56	(g)	1.43	1.99	(0.55)	— (i)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(g)(h)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47	(g)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(g)(h)	2.89	3.35	(0.47)	(0.23)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(k)	Amount rounds to less than 0.005%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.39	(8.05)%	$2,886,410	0.37%		1.56	%(h)	0.72%		2%
23.01	8.93	5,848,930	0.36		2.02		0.86		48
21.58	15.28	4,419,527	0.34		2.03	(h)	1.38		16
19.09	0.43	3,553,395	0.45		1.96		1.66		53
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(j)	2.04	(h)(j)	9.30	(j)	23

20.38	(8.23)	43,464	0.87		2.07	(h)	1.25		2
23.01	8.38	25,637	0.86		1.46		1.59		48
21.58	14.70	23,657	0.84		1.46	(h)	2.43		16
19.09	0.00 (k)	20,625	0.85		1.51		4.02		53
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(j)	1.59	(h)(j)	9.86	(j)	23

20.36	(8.11)	666,602	0.61		4.49	(h)	1.08		2
22.99	8.61	110,116	0.62		1.79		1.06		48
21.57	0.73	20,142	0.60		6.54	(h)	1.03		16

20.38	(8.01)	2,215,742	0.37		2.53	(h)	0.71		2
22.99	8.89	2,605,586	0.37		2.34		0.78		48
21.57	0.75	20,147	0.35		6.80	(h)	0.78		16

20.39	(7.93)	32,116,037	0.22		2.36	(h)	0.56		2
23.01	9.05	39,178,390	0.21		2.52		0.64		48
21.59	15.49	11,354,942	0.19		2.15	(h)	1.12		16
19.09	0.56	8,126,493	0.25		2.17		1.46		53
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(j)	3.10	(h)(j)	4.01	(j)	23

20.40	(7.92)	151,341,894	0.12		2.62	(h)	0.46		2
23.03	9.23	123,240,861	0.11		2.41		0.55		48
21.59	15.54	41,752,071	0.09		2.62	(h)	0.94		16
19.10	0.66	8,100,832	0.21		2.52		1.33		53
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(j)	2.51	(h)(j)	8.79	(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend 2060 Fund
Class I
Six Months Ended December 31, 2018 (Unaudited)	$17.49	$0.18	(h)	$(1.56)	$(1.38)	$(0.18)	$(0.16)		$(0.34)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	—	(i)	(0.39)
August 31, 2016 (k) through June 30, 2017	15.00	0.30	(h)	1.38	1.68	(0.30)	—		(0.30)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	17.49	0.15	(h)	(1.57)	(1.42)	(0.14)	(0.16)		(0.30)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	—	(i)	(0.30)
August 31, 2016 (k) through June 30, 2017	15.00	0.24	(h)	1.37	1.61	(0.23)	—		(0.23)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	17.48	0.25	(h)	(1.65)	(1.40)	(0.17)	(0.16)		(0.33)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	—	(i)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(h)	0.03	0.12	(0.10)	—		(0.10)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	17.48	0.20	(h)	(1.57)	(1.37)	(0.15)	(0.16)		(0.31)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	—	(i)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(h)	0.02	0.12	(0.10)	—		(0.10)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	17.49	0.24	(h)	(1.60)	(1.36)	(0.20)	(0.16)		(0.36)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	—	(i)	(0.42)
August 31, 2016 (k) through June 30, 2017	15.00	0.34	(h)	1.36	1.70	(0.32)	—		(0.32)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.49	0.24	(h)	(1.59)	(1.35)	(0.21)	(0.16)		(0.37)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	—	(i)	(0.43)
August 31, 2016 (k) through June 30, 2017	15.00	0.37	(h)	1.34	1.71	(0.33)	—		(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2018 and the period ended June 30, 2017.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$15.77	(7.90)%	$1,114,409	0.37%		2.11	%(h)	1.70%		18%
17.49	9.18	1,191,200	0.37	(j)	1.97	(j)	5.09	(j)	79
16.38	11.31	1,010,299	0.36	(j)	2.35	(h)(j)	14.52	(j)	73

15.77	(8.12)	27,964	0.88		1.73	(h)	2.45		18
17.49	8.63	24,087	0.87	(j)	1.45	(j)	6.08	(j)	79
16.38	10.86	22,175	0.86	(j)	1.84	(h)(j)	15.55	(j)	73

15.75	(8.04)	646,047	0.62		2.93	(h)	1.90		18
17.48	8.85	256,273	0.63	(j)	1.64	(j)	3.29	(j)	79
16.38	0.73	20,143	0.59	(j)	6.91	(h)(j)	7.00	(j)	73

15.80	(7.86)	242,032	0.38		2.28	(h)	1.69		18
17.48	9.13	911,346	0.37	(j)	2.32	(j)	3.61	(j)	79
16.38	0.75	20,148	0.34	(j)	7.16	(h)(j)	6.75	(j)	73

15.77	(7.82)	1,096,711	0.22		2.79	(h)	1.51		18
17.49	9.36	633,283	0.22	(j)	3.30	(j)	3.91	(j)	79
16.38	11.47	49,248	0.20	(j)	2.60	(h)(j)	14.60	(j)	73

15.77	(7.79)	19,457,762	0.12		2.71	(h)	1.43		18
17.49	9.45	10,799,459	0.12	(j)	2.69	(j)	3.38	(j)	79
16.38	11.54	1,076,023	0.08	(j)	2.76	(h)(j)	10.55	(j)	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class A*, Class C*, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

*	On November 16, 2018, Class A and Class C Shares were liquidated.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$498,190,851	$1,678,393	$—	$499,869,244

Appreciation in Other Financial Instruments
Futures Contracts (a)	$331,157	$141,691	$—	$472,848

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(28,270)	$(31,013)	$—	$(59,283)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$797,272,366	$3,037,092	$—	$800,309,458

Appreciation in Other Financial Instruments
Futures Contracts (a)	$745,376	$246,833	$—	$992,209

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(185,095)	$(61,195)	$—	$(246,290)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$956,164,679	$4,051,121	$—	$960,215,800

Appreciation in Other Financial Instruments
Futures Contracts (a)	$837,304	$303,218	$—	$1,140,522

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,007,952)	$(72,913)	$—	$(1,080,865)

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$961,007,793	$4,086,088	$—	$965,093,881

Appreciation in Other Financial Instruments
Futures Contracts (a)	$500,024	$311,987	$—	$812,011

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,119,747)	$(76,702)	$—	$(1,196,449)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$774,856,753	$3,356,786	$—	$778,213,539

Appreciation in Other Financial Instruments
Futures Contracts (a)	$369,468	$256,852	$—	$626,320

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(916,578)	$(61,195)	$—	$(977,773)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$702,967,033	$3,081,050	$—	$706,048,083

Appreciation in Other Financial Instruments
Futures Contracts (a)	$332,152	$235,551	$—	$567,703

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(778,966)	$(56,587)	$—	$(835,553)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$538,269,697	$2,427,676	$—	$540,697,373

Appreciation in Other Financial Instruments
Futures Contracts (a)	$258,222	$182,930	$—	$441,152

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(734,890)	$(41,906)	$—	$(776,796)

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$394,046,938	$1,758,317	$—	$395,805,255

Appreciation in Other Financial Instruments
Futures Contracts (a)	$190,629	$134,061	$—	$324,690

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(577,794)	$(31,013)	$—	$(608,807)

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$193,131,108	$889,149	$—	$194,020,257

Appreciation in Other Financial Instruments
Futures Contracts (a)	$96,060	$65,154	$—	$161,214

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(268,506)	$(15,506)	$—	$(284,012)

JPMorgan SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$22,978,796	$—	$—	$22,978,796

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 1 are disclosed on the SOI. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

JPMorgan SmartRetirement Blend Income Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$5,414,376	$—	$5,210,995	$(281,867)	$78,486	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	85,641,137	29,170,626	4,739,894	(254,232)	361,110	110,178,747	9,767,619	1,383,584	84,362
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	43,646,460	15,330,001	1,512,166	(76,469)	(86,817)	57,301,009	7,144,764	791,180	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,148,604	85,465	4,841,230	(289,047)	276,814	2,380,606	315,730	85,465	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,991,171	192,199	—	—	(231,534)	5,951,836	786,240	192,199	—
JPMorgan Equity Index Fund Class R6 Shares (a)	62,040,556	23,308,909	6,707,175	116,544	(4,789,856)	73,968,978	1,930,801	566,967	211,265
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	11,530,579	4,347,740	1,165,356	(126,322)	(525,404)	14,061,237	1,571,088	368,266	—
JPMorgan High Yield Fund Class R6 Shares (a)	26,165,249	8,451,310	1,400,992	(54,408)	(1,539,799)	31,621,360	4,657,049	869,782	—

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement Blend Income Fund (continued)

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Managed Income Fund Class L Shares (a)	$—	$18,358,039	$6,382,680	$(6,383)	$(7,986)	$11,960,990	1,196,099	$76,172	$2,493
JPMorgan Realty Income Fund Class R6 Shares (a)	4,384,299	51,930	—	—	(358,821)	4,077,408	337,255	51,930	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	17,706,320	184,929,556	167,769,651	—	—	34,866,225	34,866,225	162,999	—

Total	$269,668,751	$284,225,775	$199,730,139	$(972,184)	$(6,823,807)	$346,368,396		$4,548,544	$298,120

JPMorgan SmartRetirement Blend 2020 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$6,093,613	$—	$5,864,717	$(281,732)	$52,836	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	171,277,993	17,346,605	7,413,887	(424,237)	623,908	181,410,382	16,082,481	2,638,323	172,210
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	88,498,245	11,331,642	4,318,745	(218,394)	(122,695)	95,170,053	11,866,590	1,547,585	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,013,842	139,291	9,950,779	(547,152)	546,146	3,201,348	424,582	139,291	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	10,375,705	332,856	—	—	(400,978)	10,307,583	1,361,636	332,856	—
JPMorgan Equity Index Fund Class R6 Shares (a)	149,170,956	13,217,377	6,782,931	148,123	(12,371,907)	143,381,618	3,742,668	1,384,174	519,623
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	15,352,428	8,546,678	3,637,063	(170,866)	(756,395)	19,334,782	2,160,311	540,326	—
JPMorgan High Yield Fund Class R6 Shares (a)	46,702,880	4,382,593	3,899,337	(172,728)	(2,492,180)	44,521,228	6,556,882	1,439,988	—
JPMorgan Managed Income Fund Class L Shares (a)	—	14,766,503	—	—	(8,082)	14,758,421	1,475,842	57,954	3,077
JPMorgan Realty Income Fund Class R6 Shares (a)	9,548,345	1,361,696	—	—	(866,764)	10,043,277	830,709	120,052	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	15,247,983	164,883,133	134,101,931	—	—	46,029,185	46,029,185	147,116	—

Total	$525,281,990	$236,308,374	$175,969,390	$(1,666,986)	$(15,796,111)	$568,157,877		$8,347,665	$694,910

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2025 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$1,304,989	$—	$1,255,972	$(69,205)	$20,188	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	178,059,686	31,760,476	10,967,393	(552,533)	806,636	199,106,872	17,651,318	2,847,352	191,885
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	92,739,670	17,934,879	4,691,333	(237,236)	(111,219)	105,634,761	13,171,417	1,669,540	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	10,551,886	307,607	—	—	(1,417,843)	9,441,650	811,836	307,606	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,908,772	134,322	10,666,223	(607,539)	638,987	3,408,319	452,032	134,322	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	13,378,392	126,498	—	—	(1,362,271)	12,142,619	487,069	126,497	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	10,767,214	345,414	—	—	(416,107)	10,696,521	1,413,015	345,415	—
JPMorgan Equity Index Fund Class R6 Shares (a)	208,167,108	33,901,959	10,238,778	109,009	(18,839,043)	213,100,255	5,562,523	2,024,195	772,289
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	7,670,957	9,522,125	2,815,877	(110,313)	(602,978)	13,663,914	1,526,694	391,004	—
JPMorgan High Yield Fund Class R6 Shares (a)	45,787,626	7,974,522	2,517,702	(101,953)	(2,783,458)	48,359,035	7,122,096	1,504,586	—
JPMorgan Managed Income Fund Class L Shares (a)	—	21,247,624	—	—	(12,286)	21,235,338	2,123,534	92,434	4,427
JPMorgan Realty Income Fund Class R6 Shares (a)	15,275,203	1,547,080	—	—	(1,284,308)	15,537,975	1,285,192	188,892	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	13,850,802	176,950,220	154,466,150	—	—	36,334,872	36,334,872	158,321	—

Total	$611,462,305	$301,752,726	$197,619,428	$(1,569,770)	$(25,363,702)	$688,662,131		$9,790,164	$968,601

JPMorgan SmartRetirement Blend 2030 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$147,703,815	$18,360,705	$6,882,496	$(392,171)	$562,340	$159,352,193	14,126,968	$2,301,396	$153,573
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	74,939,488	11,855,314	2,073,812	(104,870)	(145,225)	84,470,895	10,532,531	1,332,034	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,747,369	371,609	—	—	(1,712,848)	11,406,130	980,751	371,609	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,392,239	340,566	—	—	(341,582)	12,391,223	1,643,398	340,565	—

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2030 Fund (continued)

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$15,661,327	$148,083	$—	$—	$(1,594,733)	$14,214,677	570,184	$148,083	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,134,955	293,052	—	—	(353,028)	9,074,979	1,198,808	293,053	—
JPMorgan Equity Index Fund Class R6 Shares (a)	258,541,649	30,139,625	10,556,031	208,633	(22,550,630)	255,783,246	6,676,670	2,458,441	926,974
JPMorgan High Yield Fund Class R6 Shares (a)	43,805,153	4,998,754	4,901,187	(190,374)	(2,278,872)	41,433,474	6,102,132	1,336,794	—
JPMorgan Managed Income Fund Class L Shares (a)	—	20,544,300	—	—	(14,582)	20,529,718	2,052,972	90,058	4,280
JPMorgan Realty Income Fund Class R6 Shares (a)	18,403,017	1,630,680	—	—	(1,627,200)	18,406,497	1,522,456	234,424	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	15,991,779	164,692,331	151,167,615	—	—	29,516,495	29,516,495	157,674	—

Total	$609,320,791	$253,375,019	$175,581,141	$(478,782)	$(30,056,360)	$656,579,527		$9,064,131	$1,084,827

JPMorgan SmartRetirement Blend 2035 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$83,996,642	$12,641,834	$4,480,289	$(269,316)	$370,810	$92,259,681	8,179,050	$1,335,099	$88,914
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	42,273,800	10,465,409	3,344,283	(169,117)	6,901	49,232,710	6,138,742	776,352	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,097,876	352,674	—	—	(1,625,575)	10,824,975	930,780	352,675	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,301,484	200,660	—	—	(201,259)	7,300,885	968,287	200,661	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	14,052,989	132,875	—	—	(1,430,962)	12,754,902	511,629	132,876	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,574,871	210,925	—	—	(254,092)	6,531,704	862,841	210,924	—
JPMorgan Equity Index Fund Class R6 Shares (a)	232,475,395	29,934,287	7,204,441	113,227	(20,678,998)	234,639,470	6,124,758	2,251,442	850,346
JPMorgan High Yield Fund Class R6 Shares (a)	29,943,233	3,899,759	3,722,757	(133,632)	(1,572,741)	28,413,862	4,184,663	921,514	—
JPMorgan Managed Income Fund Class L Shares (a)	—	15,051,423	—	—	(12,753)	15,038,670	1,503,867	72,275	3,136
JPMorgan Realty Income Fund Class R6 Shares (a)	14,869,507	3,274,183	—	—	(1,450,533)	16,693,157	1,380,741	202,651	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	13,436,736	127,700,613	117,995,757	—	—	23,141,592	23,141,592	147,042	—

Total	$457,022,533	$203,864,642	$136,747,527	$(458,838)	$(26,849,202)	$496,831,608		$6,603,511	$942,396

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2040 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$48,487,843	$9,711,530	$4,412,470	$(223,204)	$280,795	$53,844,494	4,773,448	$771,966	$51,892
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	24,866,465	4,298,726	1,026,297	(51,899)	(42,052)	28,044,943	3,496,876	438,538	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,085,194	352,306	—	—	(1,623,872)	10,813,628	929,805	352,305	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,383,294	175,426	—	—	(175,949)	6,382,771	846,521	175,427	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	14,860,220	1,816,947	—	—	(1,492,050)	15,185,117	609,110	140,508	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,659,395	149,476	—	—	(180,067)	4,628,804	611,467	149,475	—
JPMorgan Equity Index Fund Class R6 Shares (a)	234,240,432	29,136,832	5,360,587	90,821	(21,122,693)	236,984,805	6,185,978	2,283,052	858,847
JPMorgan High Yield Fund Class R6 Shares (a)	25,764,075	3,226,687	3,432,363	(128,932)	(1,318,210)	24,111,257	3,550,995	786,603	—
JPMorgan Managed Income Fund Class L Shares (a)	—	15,753,258	—	—	(12,187)	15,741,071	1,574,107	73,296	3,282
JPMorgan Realty Income Fund Class R6 Shares (a)	15,280,950	3,016,985	—	—	(1,466,574)	16,831,361	1,392,172	205,286	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	11,884,697	109,934,792	104,167,577	—	—	17,651,912	17,651,912	124,039	—

Total	$398,512,565	$177,572,965	$118,399,294	$(313,214)	$(27,152,859)	$430,220,163		$5,500,495	$914,021

JPMorgan SmartRetirement Blend 2045 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$29,520,316	$3,244,492	$1,687,535	$(98,177)	$120,948	$31,100,044	2,757,096	$460,609	$29,972
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,928,875	2,510,683	—	—	(58,328)	16,381,230	2,042,547	253,726	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	9,697,507	2,214,274	—	—	(1,375,084)	10,536,697	905,993	343,283	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,140,950	113,802	—	—	(114,142)	4,140,610	549,153	113,802	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11,198,013	105,881	—	—	(1,140,251)	10,163,643	407,687	105,881	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,783,110	121,364	—	—	(146,201)	3,758,273	496,469	121,363	—

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2045 Fund (continued)

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$183,905,139	$27,791,689	$5,865,789	$70,526	$(16,616,261)	$189,285,304	4,940,885	$1,814,588	$678,063
JPMorgan High Yield Fund Class R6 Shares (a)	19,146,106	1,387,802	2,092,645	(79,907)	(990,830)	17,370,526	2,558,251	586,639	—
JPMorgan Managed Income Fund Class L Shares (a)	—	13,461,285	—	—	(10,253)	13,451,032	1,345,103	64,365	2,804
JPMorgan Realty Income Fund Class R6 Shares (a)	13,093,958	1,441,921	—	—	(1,181,909)	13,353,970	1,104,547	170,076	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	10,245,288	88,833,793	87,855,877	—	—	11,223,204	11,223,204	100,429	—

Total	$298,659,262	$141,226,986	$97,501,846	$(107,558)	$(21,512,311)	$320,764,533		$4,134,761	$710,839

JPMorgan SmartRetirement Blend 2050 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$21,609,789	$2,799,725	$1,752,364	$(103,281)	$117,720	$22,671,589	2,009,893	$337,293	$21,849
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,700,304	2,750,725	471,898	(23,863)	(28,686)	11,926,582	1,487,105	186,005	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	6,543,665	190,759	—	—	(879,263)	5,855,161	503,453	190,760	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,393,651	93,265	—	—	(93,543)	3,393,373	450,049	93,265	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	8,223,575	1,221,761	—	—	(847,577)	8,597,759	344,876	89,568	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,339,132	75,040	—	—	(90,397)	2,323,775	306,972	75,040	—
JPMorgan Equity Index Fund Class R6 Shares (a)	132,939,336	21,271,266	3,484,955	25,986	(12,365,685)	138,385,948	3,612,267	1,330,936	494,853
JPMorgan High Yield Fund Class R6 Shares (a)	13,806,088	1,608,078	1,864,937	(69,246)	(720,477)	12,759,506	1,879,161	429,856	—
JPMorgan Managed Income Fund Class L Shares (a)	—	10,136,639	—	—	(7,692)	10,128,947	1,012,895	47,574	2,112
JPMorgan Realty Income Fund Class R6 Shares (a)	9,058,773	1,716,907	—	—	(873,081)	9,902,599	819,073	121,367	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	6,789,278	63,980,920	63,218,766	—	—	7,551,432	7,551,432	68,918	—

Total	$214,403,591	$105,845,085	$70,792,920	$(170,404)	$(15,788,681)	$233,496,671		$2,970,582	$518,814

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2055 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$9,782,496	$2,462,749	$799,911	$(45,520)	$57,726	$11,457,540	1,015,739	$160,318	$10,489
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,446,515	1,740,090	372,050	(18,814)	(3,147)	5,792,594	722,269	89,794	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,307,426	400,924	—	—	(453,167)	3,255,183	279,895	106,053	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,336,481	36,730	—	—	(36,839)	1,336,372	177,238	36,729	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,746,010	1,445,020	—	—	(421,596)	4,769,434	191,313	49,686	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,311,217	42,064	—	—	(50,673)	1,302,608	172,075	42,064	—
JPMorgan Equity Index Fund Class R6 Shares (a)	62,035,222	13,650,049	1,268,573	628	(6,262,109)	68,155,217	1,779,045	652,162	242,402
JPMorgan High Yield Fund Class R6 Shares (a)	6,430,071	978,330	757,291	(27,592)	(361,117)	6,262,401	922,298	206,942	—
JPMorgan Managed Income Fund Class L Shares (a)	—	5,098,281	—	—	(3,763)	5,094,518	509,452	23,299	1,062
JPMorgan Realty Income Fund Class R6 Shares (a)	4,454,701	722,439	—	—	(413,911)	4,763,229	393,981	58,150	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	3,423,216	41,482,727	41,318,504	—	—	3,587,439	3,587,439	35,272	—

Total	$100,273,355	$68,059,403	$44,516,329	$(91,298)	$(7,948,596)	$115,776,535		$1,460,469	$253,953

JPMorgan SmartRetirement Blend 2060 Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$371,184	$1,086,099	$—	$—	$8,896	$1,466,179	129,980	$14,932	$1,346
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	406,965	338,240	—	—	(1,763)	743,442	92,699	10,944	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	255,255	235,276	—	—	(50,278)	440,253	37,855	12,871	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	107,941	31,849	51,979	(4,147)	1,129	84,793	11,246	2,701	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	326,503	258,453	—	—	(46,439)	538,517	21,601	5,610	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	91,327	25,383	95,965	(6,122)	4,934	19,557	2,584	1,290	—
JPMorgan Equity Index Fund Class R6 Shares (a)	5,357,220	4,351,083	406,234	(22,011)	(835,738)	8,444,320	220,421	78,188	29,985
JPMorgan High Yield Fund Class R6 Shares (a)	506,966	399,013	191,850	(7,090)	(36,951)	670,088	98,687	21,939	—
JPMorgan Realty Income Fund Class R6 Shares (a)	356,737	237,369	—	—	(46,227)	547,879	45,317	6,171	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	59,739	8,752,955	7,549,306	—	—	1,263,388	1,263,388	3,090	—

Total	$7,839,837	$15,715,720	$8,295,334	$(39,370)	$(1,002,437)	$14,218,416		$157,736	$31,331

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$8,723,932	$1,626,950
Interest Rate	15,055,733	20,757,661

Short Futures Contracts:
Equity	4,939,515	10,051,017
Interest Rate	8,365,304	5,059,151

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	18,026,395	9,761,700
Interest Rate	33,185,386	37,695,613

Short Futures Contracts:
Equity	9,133,651	16,547,070
Interest Rate	15,470,189	7,120,286

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	34,568,944	23,826,845
Interest Rate	43,733,545	42,169,468

Short Futures Contracts:
Equity	8,405,976	15,147,159
Interest Rate	20,399,384	8,806,670

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	37,467,432	23,579,280
Interest Rate	37,173,937	25,908,636

Short Futures Contracts:
Equity	8,962,450	15,550,296
Interest Rate	21,772,046	8,994,046

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	$30,723,471		$18,786,545
Interest Rate	29,478,459		16,158,168

Short Futures Contracts:
Equity	7,052,548		12,692,991
Interest Rate	16,692,314		7,495,038

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	28,556,232		16,510,855
Interest Rate	27,185,132		13,925,069

Short Futures Contracts:
Equity	6,763,667		11,726,537
Interest Rate	15,175,651		6,932,910

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	23,288,370		14,460,110
Interest Rate	20,384,745		11,497,414

Short Futures Contracts:
Equity	4,992,449		8,910,230
Interest Rate	12,003,171		5,246,527

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	16,956,200		10,481,035
Interest Rate	15,030,908		8,402,329

Short Futures Contracts:
Equity	3,756,428		6,611,144
Interest Rate	9,023,560		3,934,895

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	7,822,637		4,855,125
Interest Rate	7,263,296		4,201,165

Short Futures Contracts:
Equity	1,797,158		3,254,543
Interest Rate	3,995,594		1,873,760

JPMorgan SmartRetirement Blend 2060 Fund
Long Futures Contracts:
Equity	150,469	(a)	—
Interest Rate	238,504	(b)	—

(a)	For the period August 1, 2018 through November 30, 2018.
(b)	For the period August 1, 2018 through August 31, 2018.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$261,272
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	211,576

Total		$472,848

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(26,019)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(33,264)

Total		$(59,283)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$563,607
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	428,602

Total		$992,209

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(47,054)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(199,236)

Total		$(246,290)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$758,933
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	381,589

Total		$1,140,522

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(58,199)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,022,666)

Total		$(1,080,865)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$421,654
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	390,357

Total		$812,011

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(59,437)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,137,012)

Total		$(1,196,449)

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$304,159
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	322,161

Total		$626,320

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(49,531)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(928,242)

Total		$(977,773)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$271,198
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	296,505

Total		$567,703

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(45,816)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(789,737)

Total		$(835,553)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$214,684
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	226,468

Total		$441,152

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(34,672)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(742,124)

Total		$(776,796)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$155,798
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	168,892

Total		$324,690

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(26,004)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(582,803)

Total		$(608,807)

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$78,645
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	82,569

Total		$161,214

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(12,383)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(271,629)

Total		$(284,012)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2018, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(270,371)
Equity contracts	(863,268)

Total	$(1,133,639)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$157,112
Equity contracts	636,936

Total	$794,048

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(296,069)
Equity contracts	(1,172,426)

Total	$(1,468,495)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$367,447
Equity contracts	1,284,409

Total	$1,651,856

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(490,753)
Equity contracts	(2,309,629)

Total	$(2,800,382)

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$512,087
Equity contracts	793,667

Total	$1,305,754

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(446,042)
Equity contracts	(2,598,242)

Total	$(3,044,284)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$183,116
Equity contracts	840,694

Total	$1,023,810

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(379,286)
Equity contracts	(2,215,647)

Total	$(2,594,933)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$116,066
Equity contracts	561,311

Total	$677,377

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(319,340)
Equity contracts	(1,938,587)

Total	$(2,257,927)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$80,332
Equity contracts	659,119

Total	$739,451

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(293,938)
Equity contracts	(1,761,054)

Total	$(2,054,992)

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$92,011
Equity contracts	399,304

Total	$491,315

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(183,937)
Equity contracts	(1,175,553)

Total	$(1,359,490)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$55,398
Equity contracts	222,281

Total	$277,679

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(94,902)
Equity contracts	(589,543)

Total	$(684,445)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$30,674
Equity contracts	102,068

Total	$132,742

JPMorgan SmartRetirement Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$116
Equity contracts	3,916

Total	$4,032

The Funds’ derivatives contracts held at December 31, 2018 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$4	$4	$251	$3	$38	$82	$307	$2,919	$3,608
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	6	6	321	9	254	106	509	3,546	4,757
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	5	5	416	27	288	133	527	4,157	5,558
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	5	5	435	85	16	154	652	4,000	5,352
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	5	5	488	7	293	147	407	3,878	5,230
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	5	6	668	9	190	128	474	3,665	5,145
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	5	5	330	7	293	111	348	3,423	4,522
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	5	5	304	8	171	107	353	2,989	3,942
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	5	5	447	7	157	93	275	2,469	3,458
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	26	26	83	40	16	57	128	1,816	2,192

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.79%	1.29%	0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$504,625	$83,826	$558	$589,009	$170,085
JPMorgan SmartRetirement Blend 2020 Fund	950,548	121,946	678	1,073,172	229,836
JPMorgan SmartRetirement Blend 2025 Fund	1,150,608	139,444	796	1,290,848	211,184
JPMorgan SmartRetirement Blend 2030 Fund	1,182,628	141,509	1,163	1,325,300	89,478
JPMorgan SmartRetirement Blend 2035 Fund	955,366	123,582	889	1,079,837	2,106
JPMorgan SmartRetirement Blend 2040 Fund	816,779	116,030	887	933,696	2,100
JPMorgan SmartRetirement Blend 2045 Fund	626,146	99,911	684	726,741	1,917
JPMorgan SmartRetirement Blend 2050 Fund	471,542	84,174	502	556,218	1,894
JPMorgan SmartRetirement Blend 2055 Fund	238,667	63,404	650	302,721	23,841
JPMorgan SmartRetirement Blend 2060 Fund	24,785	8,033	353	33,171	96,033

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$147,222,914	$33,889,338
JPMorgan SmartRetirement Blend 2020 Fund	110,617,043	45,461,246
JPMorgan SmartRetirement Blend 2025 Fund	170,379,025	43,153,590
JPMorgan SmartRetirement Blend 2030 Fund	135,372,758	26,396,101
JPMorgan SmartRetirement Blend 2035 Fund	120,946,008	18,751,770
JPMorgan SmartRetirement Blend 2040 Fund	106,227,719	15,222,785
JPMorgan SmartRetirement Blend 2045 Fund	91,328,138	14,237,899
JPMorgan SmartRetirement Blend 2050 Fund	71,666,246	9,076,834
JPMorgan SmartRetirement Blend 2055 Fund	43,312,489	3,527,492
JPMorgan SmartRetirement Blend 2060 Fund	13,680,373	3,459,017

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$517,100,151	$874,860	$17,692,202	$(16,817,342)
JPMorgan SmartRetirement Blend 2020 Fund	838,188,689	1,567,774	38,701,086	(37,133,312)
JPMorgan SmartRetirement Blend 2025 Fund	1,014,372,660	1,154,713	55,251,916	(54,097,203)
JPMorgan SmartRetirement Blend 2030 Fund	1,025,001,488	827,389	61,119,434	(60,292,045)
JPMorgan SmartRetirement Blend 2035 Fund	832,944,432	632,207	55,714,553	(55,082,346)
JPMorgan SmartRetirement Blend 2040 Fund	757,297,364	567,704	52,084,835	(51,517,131)
JPMorgan SmartRetirement Blend 2045 Fund	584,542,275	441,152	44,621,698	(44,180,546)
JPMorgan SmartRetirement Blend 2050 Fund	427,398,933	327,607	32,205,402	(31,877,795)
JPMorgan SmartRetirement Blend 2055 Fund	210,859,500	161,216	17,123,257	(16,962,041)
JPMorgan SmartRetirement Blend 2060 Fund	25,077,530	7,361	2,106,095	(2,098,734)

During the year ended June 30, 2018, the following Funds utilized net capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$—	$873,030
JPMorgan SmartRetirement Blend 2020 Fund	—	1,469,235
JPMorgan SmartRetirement Blend 2025 Fund	87,268	1,595,085
JPMorgan SmartRetirement Blend 2030 Fund	308,760	2,399,946
JPMorgan SmartRetirement Blend 2035 Fund	273,125	1,770,673
JPMorgan SmartRetirement Blend 2040 Fund	268,087	1,549,940
JPMorgan SmartRetirement Blend 2045 Fund	259,989	893,039
JPMorgan SmartRetirement Blend 2050 Fund	6,685	458,889
JPMorgan SmartRetirement Blend 2055 Fund	69,863	88,100

Specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the Funds deferred to July 1, 2018 the following specified ordinary losses of:

Specified Ordinary Loss
JPMorgan SmartRetirement Blend Income Fund	$2,599
JPMorgan SmartRetirement Blend 2020 Fund	17,031
JPMorgan SmartRetirement Blend 2025 Fund	11,081
JPMorgan SmartRetirement Blend 2030 Fund	7,320
JPMorgan SmartRetirement Blend 2035 Fund	3,396
JPMorgan SmartRetirement Blend 2040 Fund	4,668
JPMorgan SmartRetirement Blend 2045 Fund	5,742
JPMorgan SmartRetirement Blend 2050 Fund	2,132
JPMorgan SmartRetirement Blend 2055 Fund	3,437

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	5	45.5%
JPMorgan SmartRetirement Blend 2020 Fund	4	33.8
JPMorgan SmartRetirement Blend 2025 Fund	4	28.3
JPMorgan SmartRetirement Blend 2030 Fund	4	34.0
JPMorgan SmartRetirement Blend 2035 Fund	4	30.3
JPMorgan SmartRetirement Blend 2040 Fund	4	38.1
JPMorgan SmartRetirement Blend 2045 Fund	4	33.1
JPMorgan SmartRetirement Blend 2050 Fund	4	39.7
JPMorgan SmartRetirement Blend 2055 Fund	4	35.2
JPMorgan SmartRetirement Blend 2060 Fund	3	20.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2018, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Fund:

% of Net Assets
JPMorgan Equity Index Fund	40.6%

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class I
Actual	$1,000.00	$968.30	$1.34	0.27%
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R2
Actual	1,000.00	966.20	3.82	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class R3
Actual	1,000.00	967.40	2.58	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class R4
Actual	1,000.00	968.10	1.34	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R5
Actual	1,000.00	969.30	0.60	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
Class R6
Actual	1,000.00	969.80	0.10	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02

JPMorgan SmartRetirement Blend 2020 Fund
Class I
Actual	1,000.00	960.10	1.38	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	957.70	3.85	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$959.00	$2.57	0.52%
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class R4
Actual	1,000.00	960.20	1.38	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R5
Actual	1,000.00	960.90	0.64	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	962.00	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

JPMorgan SmartRetirement Blend 2025 Fund
Class I
Actual	1,000.00	948.70	1.42	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class R2
Actual	1,000.00	946.30	3.88	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R3
Actual	1,000.00	948.00	2.60	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R4
Actual	1,000.00	948.80	1.42	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class R5
Actual	1,000.00	949.40	0.69	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Class R6
Actual	1,000.00	949.90	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

JPMorgan SmartRetirement Blend 2030 Fund
Class I
Actual	1,000.00	938.80	1.56	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R2
Actual	1,000.00	936.60	4.00	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R3
Actual	1,000.00	937.20	2.73	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
Class R4
Actual	1,000.00	938.90	1.56	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	939.20	0.83	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	940.20	0.34	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Actual	$1,000.00	$930.40	$1.65	0.34%
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R2
Actual	1,000.00	927.80	4.08	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R3
Actual	1,000.00	929.40	2.82	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R4
Actual	1,000.00	930.10	1.65	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R5
Actual	1,000.00	930.80	0.92	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R6
Actual	1,000.00	931.70	0.44	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09

JPMorgan SmartRetirement Blend 2040 Fund
Class I
Actual	1,000.00	922.90	1.74	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R2
Actual	1,000.00	920.80	4.16	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R3
Actual	1,000.00	921.50	2.91	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R4
Actual	1,000.00	922.60	1.74	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	923.70	1.02	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	924.20	0.53	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

JPMorgan SmartRetirement Blend 2045 Fund
Class I
Actual	1,000.00	919.70	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	917.40	4.20	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	918.40	2.95	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	919.90	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R5
Actual	1,000.00	920.20	1.06	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2045 Fund (continued)
Class R6
Actual	$1,000.00	$920.80	$0.58	0.12%
Hypothetical	1,000.00	1,024.60	0.61	0.12
JPMorgan SmartRetirement Blend 2050 Fund
Class I
Actual	1,000.00	920.00	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	917.50	4.20	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	918.70	2.95	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	919.70	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R5
Actual	1,000.00	920.60	1.07	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	921.10	0.58	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

JPMorgan SmartRetirement Blend 2055 Fund
Class I
Actual	1,000.00	919.50	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	917.70	4.21	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	918.90	2.95	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	919.90	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R5
Actual	1,000.00	920.70	1.07	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	920.80	0.58	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

JPMorgan SmartRetirement Blend 2060 Fund
Class I
Actual	1,000.00	921.00	1.79	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	918.80	4.26	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R3
Actual	1,000.00	919.60	3.00	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Class R4
Actual	1,000.00	921.40	1.84	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2060 Fund (continued)
Class R5
Actual	$1,000.00	$921.80	$1.07	0.22%
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	922.10	0.58	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds’ and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory,

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustee’s independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the third quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class A shares was in the third, first and second quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Peer Group, and in the third quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class A shares was in the third, second and fourth quintiles based upon the Peer Group, and in the third quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class A shares was in the fourth, second and fourth quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class A shares was in the fourth, third and fifth quintiles based upon the Peer Group, and in the fourth quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon the Universe for the one-year period ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I Shares were in the fifth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fifth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory and actual total expenses for Class I shares were in the fifth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fifth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee for Class A shares were in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A share were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fifth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee for Class A shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintiles based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fifth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of,

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2018

services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018 All rights reserved. December 2018.	SAN-SRB-1218

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 07, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 07, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 07, 2019